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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

Item 1 - Reports to Shareholders

2006 Annual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Mercury Fund

Janus Orion Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Growth Funds

President and CEO Letter to Shareholders	1

Management Commentaries and Schedules of Investments

Janus Fund	6

Janus Enterprise Fund	15

Janus Mercury Fund	22

Janus Orion Fund	29

Janus Triton Fund	36

Janus Twenty Fund	43

Janus Venture Fund	48

Janus Global Life Sciences Fund	55

Janus Global Technology Fund	62

Statements of Assets and Liabilities	68

Statements of Operations	70

Statements of Changes in Net Assets	72

Financial Highlights	76

Notes to Schedules of Investments	81

Notes to Financial Statements	85

Report of Independent Registered Accounting Firm	96

Additional Information	97

Explanations of Charts, Tables and Financial Statements	100

Designation Requirements	102

Trustees and Officers	103

Shareholder Meeting	108

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black
Chief Executive Officer

Dear Shareholders,

In my letter to you last spring, I mentioned that the one thing investors can consistently count on is that there is no consistency in the markets. We received a somewhat painful reminder of this in July and August when the markets experienced a sharp pullback. Although the correction was short-lived and the markets had fully recovered by October, it is volatility like this that can test the patience and willpower of many investors.

At Janus, our will is strong. And with consistency as our goal – consistency in investment returns across different market cycles – we continued to focus on finding what we believe are the best securities for your Funds via a disciplined investment process. I'm pleased to report that I believe this strategy proved successful, and we ended the fiscal year with solid, firm-wide returns1 versus the Russell 1000® Growth Index2.

Performance Notables

Specifically, 64% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns for the one-year period ended October 31, 2006. Even more impressive are our longer-term results, with 78% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 73% ranking in Lipper's top two quartiles for the five-year period. In addition, over the past three years, Janus' U.S. equity funds have gained an average of 14.05% annually, versus a 7.63% gain for the Russell 1000® Growth Index and an 11.44% gain for the S&P 500® Index. (See performance and complete rankings on pages 3-4).

Although the following pages offer a detailed discussion of performance for each of our Funds, a few bear special mention. Janus Fund, our flagship fund, has made notable progress. Since assuming management last February, David Corkins has put his own unique thumbprint on the Fund. This has contributed significantly to the Fund's ranking within Lipper's first-quartile for the one-year period and second quartile for the three- and five-year periods ended October 31, 2006 (based on total returns in the large-cap growth fund category). Similarly, our new asset allocation funds, Janus Smart Portfolios, are worth highlighting. Although not yet open a full year, each of the three portfolios – Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative – have performed to our expectations, outpacing their internally-calculated, hypothetical secondary indices since inception (December 31, 2005 through October 31, 2006). I'd also like to remark on the outstanding performance of Janus Overseas Fund, which returned first-quartile performance across all periods as of October 31, 2006 (based on total returns in the international funds category). This Fund has proven to be a strong offering for investors looking for international and emerging markets exposure, and manager Brent Lynn and the international team are to be commended for the Fund's impressive gains.

People and Process

While a disciplined investment process was certainly key to our strong, firm-wide performance during the fiscal year, it wasn't the only factor at work. Risk management also played an important role in our results. With guidance from Dan Scherman, Director of Risk and Trading, and his team, our portfolio managers are spending more time assessing the risks they're taking in the markets in an attempt to ensure that they are being compensated for those risks in the form of solid returns. In addition to analyzing risk at the portfolio level, we also examine it from a firm-wide perspective. Ultimately, our goal is to minimize the amount of risk we're taking while maximizing the amount of returns we generate for our shareholders.

The individuals behind our process – our research analysts and portfolio managers – are equally responsible for our strong relative performance. Importantly, our portfolio managers have demonstrated their commitment to the success of your Funds by investing a portion of their discretionary income in the Funds they manage. In fact, in a June 2006 study by Morningstar, a provider of mutual fund ratings and research, Janus ranked first among fund companies whose managers have the largest collective investment in the funds they manage. We believe there is no greater incentive to perform well for our shareholders than to invest in our Funds right alongside them.

A Better, Stronger Team

Our employees are our greatest assets here at Janus. However, we feel that it's crucial to have the right people in the right places – positions where they can have the greatest positive impact on our shareholders. We

Janus Growth Funds October 31, 2006 1

Continued

consequently made some changes to our investment team this year. These included transitioning the leadership of Janus Mercury Fund3 to the research team, led by Jim Goff, who have all done an excellent job at the helm of Janus Research Fund4. We also transitioned the leadership of Janus Olympus Fund to Ron Sachs, manager of Janus Orion Fund – a Fund with similar investment objectives and that subsequently merged with Janus Olympus Fund on October 31, 2006. Ron's track record as a portfolio manager gives us, and hopefully you, confidence that Janus Olympus Fund shareholders are in very capable hands. We also promoted analysts Barney Wilson and Brad Slingerlend to co-managers of Janus Global Technology Fund, and analysts Brian Schaub and Chad Meade to co-managers of Janus Triton Fund. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

On a related note, Jonathan Coleman and Gibson Smith were recently appointed Janus' co-chief investment officers (CIOs) in charge of our equity, fixed-income and money-markets teams. Their new roles will not change Jonathan's and Gibson's portfolio management responsibilities, but will allow me to step back from my CIO role so I can focus primarily on helping Janus grow. Jonathan and Gibson are respected by their peers, know our business well and have strong leadership skills and complementary investment backgrounds. They are, without question, the most qualified people to oversee our investment process and team.

Market Outlook

As we look ahead to a new fiscal year, we're confident in how Janus is positioned and optimistic about what we see in the economy and markets. Recent data suggest that a potential "soft economic landing" may decrease – but not eliminate – the possibility of future interest rate increases by the Federal Reserve (Fed). That said, we're monitoring the entire inflation picture by keeping a close eye on a slowdown in the housing market and wage inflation, as these economic indicators are among the things the Fed considers when trying to gauge increasing inflation. We're also encouraged by corporate profits, which have increased for 16 consecutive quarters. Balance sheets appear to be in good shape due to significant cash levels on the companies' books. Providing further underpinning for equity valuations are private equity-led corporate buyouts.

Regardless of the economic uncertainty and market volatility that occasionally test the patience of some investors, Janus remains committed to a disciplined investment process and to meeting the long-term financial goals of our shareholders. That's one thing Janus investors can consistently count on.

Sincerely,

Gary Black
Chief Executive Officer

1Based on one-year total returns as of October 31, 2006, for Janus Investment Fund, Janus Adviser Series, Janus Aspen Series, Institutional portfolios and separately managed accounts, excluding products subadvised by Enhanced Investment Technologies, LLC (INTECH) and Perkins, Wolf, McDonnell and Company, LLC.

2Returns for the Russell 1000® Growth Index include the following 10 sectors: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, information technology, materials, telecommunications services and utilities.

3Effective on or about December 31, 2006, Janus Mercury Fund will change its name to Janus Research Fund. The Fund will continue to be managed with the same investment objective and strategies.

4Effective on or about December 31, 2006, Janus Research Fund will change its name to Janus Global Research Fund and adopt an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

2 Janus Growth Funds October 31, 2006

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	9	61 / 711	48	292 / 608	30	142 / 488	41	71 / 173	10	2 / 19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	19	113 / 611	7	33 / 481	30	112 / 377	63	88 / 140	34	17 / 50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	25	177 / 711	6	33 / 608	24	113 / 488	3	5 / 173	2	1 / 80
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	6 / 495	1	2 / 421	5	15 / 332	N/A	N/A	30	76 / 255
Janus Triton Fund (2/05)	Small-Cap Growth Funds	8	41 / 561	N/A	N/A	N/A	N/A	N/A	N/A	4	16 / 515
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	14	99 / 711	1	1 / 608	2	9 / 488	1	1 / 173	3	1 / 39
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	5	25 / 561	14	64 / 464	9	32 / 372	31	41 / 135	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	81	144 / 178	23	37 / 161	54	70 / 129	N/A	N/A	39	19 / 48
Janus Global Technology Fund (12/98)	Science & Technology Funds	37	106 / 289	48	124 / 261	57	131 / 232	N/A	N/A	28	21 / 76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	20	83 / 414	23	66 / 291	44	97 / 221	3	2 / 96	4	1 / 27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 903	1	1 / 636	1	4 / 462	N/A	N/A	15	49 / 346
Janus Fundamental Equity Fund(1)(2) (6/96)	Large-Cap Core Funds	40	319 / 810	2	11 / 677	6	30 / 573	1	2 / 248	1	1 / 221
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	81	656 / 810	15	100 / 677	29	166 / 573	4	9 / 248	5	4 / 83
Janus Research Fund (2/05)	Multi-Cap Growth Funds	2	8 / 495	N/A	N/A	N/A	N/A	N/A	N/A	2	6 / 458
INTECH Risk-Managed Stock Fund(3) (2/03)	Multi-Cap Core Funds	57	513 / 903	9	51 / 636	N/A	N/A	N/A	N/A	25	145 / 591
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	52	147 / 283	43	91 / 215	38	58 / 152	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	73	502 / 691	65	340 / 528	67	280 / 417	N/A	N/A	14	19 / 135
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	53	135 / 258	78	195 / 249	73	164 / 225	77	111 / 144	84	62 / 73
Janus Flexible Bond Fund(1) (7/87)	Intermediate Invest. Gr. Debt	40	192 / 485	54	226 / 422	22	73 / 344	30	45 / 149	25	6 / 23
Janus High-Yield Fund (12/95)	High Current Yield Funds	27	120 / 448	48	183 / 387	63	196 / 311	14	16 / 116	3	3 / 101
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	49	114 / 232	32	60 / 192	44	61 / 139	29	20 / 70	54	14 / 25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	97	363 / 375	98	298 / 305	49	114 / 232	N/A	N/A	29	65 / 224
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 937	1	1 / 787	8	46 / 641	4	10 / 258	1	1 / 119
Janus Worldwide Fund(1) (5/91)	Global Funds	78	291 / 375	98	299 / 305	97	225 / 232	68	61 / 89	28	5 / 17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Core Equity Fund.

(3) Formerly named Janus Risk-Managed Stock Fund.

(4)Rating is for the Investor Share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Growth Funds October 31, 2006 3

Performance (unaudited)

	Average Annual Total Return for the periods ended 10/31/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index (Inception Date)
Janus Fund (2/70)	12.31%	6.82%	4.42%	6.17%	13.71%
Janus Enterprise Fund (9/92)	15.63%	14.99%	9.00%	6.76%	11.28%
Janus Mercury Fund (5/93)	10.00%	10.22%	4.92%	8.62%	12.30%
Janus Orion Fund(1)(2)(3)(4) (6/00)	22.58%	19.24%	12.91%	N/A	(0.66)%
Janus Twenty Fund*(3)(5) (4/85)	11.35%	16.11%	8.33%	9.81%	13.33%
Janus Venture Fund*(6) (4/85)	21.69%	13.11%	13.32%	9.87%	13.51%
Janus Balanced Fund (9/92)	13.41%	9.62%	6.72%	9.79%	11.24%
Janus Contrarian Fund*(1)(7) (2/00)	24.60%	21.15%	16.14%	N/A	9.41%
Janus Fundamental Equity Fund(8) (6/96)	15.15%	14.69%	9.17%	11.80%	12.73%
Janus Growth and Income Fund (5/91)	11.56%	12.17%	6.78%	10.90%	13.18%
INTECH Risk-Managed Stock Fund(8) (2/03)	14.10%	14.65%	N/A	N/A	18.67%
Janus Mid Cap Value Fund - Investor Shares(8) (8/98)	16.88%	16.35%	14.95%	N/A	17.49%
Janus Small Cap Value Fund - Investor Shares*(5) (10/87)	13.71%	13.55%	12.61%	15.09%	N/A
S&P 500® Index	16.34%	11.44%	7.26%	8.64%	N/A
Russell 1000® Growth Index	10.84%	7.63%	4.07%	5.76%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(3)Returns have sustained significant gains due to market volatility in the healthcare sector.

(4)Returns have sustained significant gains due to market volatility in the financials sector.

(5)Due to certain investment strategies, the Fund may have an increased position in cash.

(6)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

(7)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(8)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Total return includes reinvestment of dividends, distributions and capital gains.

A Fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, Fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Effective 6/30/06 Janus Core Equity Fund changed its name to Janus Fundamental Equity Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Growth Funds October 31, 2006

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2007. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth Funds October 31, 2006 5

Janus Fund (unaudited)

Ticker: JANSX

Fund Snapshot

For more than 36 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

David Corkins
portfolio manager

Performance Overview

Once again I very much appreciate the opportunity to speak directly with my fellow shareholders in Janus Fund. As a follow-up to my first communication with you in April, in which I outlined my investment process and strategy, my goal with this letter is to detail a few specific investment moves and other important changes that I have made since taking over management of the Fund on February 1, 2006. I would also like to review the Fund's performance during its fiscal year ending October 31, 2006 and share my outlook going forward.

Year-to-Date Repositioning

The biggest change to the Fund has been shrinking the number of owned companies from over 118 at the beginning of the year to 99 distinct businesses as of October 31, 2006. I believe in investing with conviction and historically have been more comfortable with a range of 70 – 90 holdings; this level allows our team to better assess the risk, potential reward and leverage points of the businesses while at the same time providing diversification for the overall portfolio. You can expect to see the number of owned names continue to decline until it is within the 70 – 90 range.

The second significant change has been to leverage the efforts of our entire research team and get our best ideas into the Fund. One metric that I use to measure this is our own internal "buy" and "strong-buy" rating system for securities, which when their returns are averaged together, have outperformed six major indices1 for the one-year period ending October 31, 2006. During the year I significantly raised the percentage of assets that are internally-rated "buy" and "strong-buy" to 89% of the entire portfolio. I have a high degree of confidence in our analysts' work, still considering myself an analyst as well as a portfolio manager, and believe that as long as we maintain our historical focus on quality fundamental research our shareholders will be rewarded.

The last major change to the Fund was to rebalance the portfolio across the various sectors in the market. Currently, the Fund is more diversified across industries than it was at the beginning of the period and the focus going forward will be much more on individual company fundamentals rather than sector concentration.

The Fund today is more focused in terms of companies, more diverse in terms of industries, and is populated with the best efforts of our entire research team. My prospective goal is to lower turnover within the Fund and compound returns alongside the companies within the portfolio.

Performance Review

As mentioned in our semiannual letter, our goal with the Fund is to seek superior long-term returns for shareholders. In practice these returns are measured by positive absolute performance and consistent execution in both up and down markets. For the 12 months ending October 31, 2006, Janus Fund advanced 12.31% outperforming its primary benchmark, the Russell 1000® Growth Index which gained 10.84%. Our secondary benchmark, the S&P 500® Index, returned 16.34%. The Fund also outperformed 91% of all large-cap growth mutual funds as measured by Lipper.

	One Year	Three Years	Five Years	Ten Years
Lipper Quartile (Rank as of 10/31/06, based on total returns for Lipper Large-Cap Growth Funds)	1st (61 out of 711)	2nd (292 out of 608)	2nd (142 out of 488)	2nd (71 out of 173)

1These six major indices include the Russell 1000® Index, Russell 1000® Growth Index, Russell 2000® Index, Russell 3000® Index, S&P 500® Index and NASDAQ Composite Index.

6 Janus Growth Funds October 31, 2006

(unaudited)

The Investment Environment

Commodity prices and Federal Reserve (Fed) activity heavily influenced equity markets during the fiscal period, especially through the final six months. Surging fuel prices raised inflationary fears during the spring and early summer, which sparked concerns over still-higher interest rates. As the fervor eased during the latter part of the summer, energy prices retreated and contributed to a lull in the central bank's rate-hike campaign.

Evidence of a softening economy helped to persuade Fed policymakers to hold its overnight rate steady at 5.25% at its August, September and October meetings after raising it by 1.00% in the first half of the year. Some investors took this pause as an indication that the Fed may be finished with near-term rate hikes, and might even cut rates in the foreseeable future. Nonetheless, policymakers continued to warn of underlying inflationary pressures and tight resource capacity.

Global equity markets during calendar 2006 have been volatile with 3 distinct periods of performance based on investors' willingness to accept risk. Brazil, as a proxy for emerging markets, and the S&P 500® Index illustrating the domestic market, are prime examples of this volatility. From January 1, 2006 to May 9, 2006, Brazil rallied 41.93% and the S&P 500® Index increased 6.81%. Investors shed risk quickly in a one month period from May 9, 2006 to June 13, 2006 with Brazil retreating 29.21% and the S&P 500® Index declining 7.39%. From June 13, 2006 to October 31, 2006, markets rallied strongly again with Brazil up 24.11% and the S&P 500® Index rising 12.19%. Fund performance has not suffered despite the challenges presented by such a schizophrenic market. Conversely, I felt the volatility provided a good backdrop for transitioning the overall portfolio.

What Went Right

The Fund's broadly diversified approach served it well as companies from a variety of sectors contributed notably. Stock selection proved especially valuable in the pharmaceutical, capital goods, energy and financial sectors.

The top performing individual stock for the period was Boeing. As discussed in my first communication to you, Boeing is an excellent example of what I look for in a stock: strong competitive positioning, attractive industry dynamics, rising returns on capital and free cash flow, and a management focused on shareholder value. The aircraft manufacturer is currently capitalizing on vigorous demand from international carriers as well as the need for more fuel efficient planes given the high commodity environment. While company fundamentals are strong and backlog continues to grow, the stock has also been lifted by negative developments at competitor Airbus, which is contending with delays in the development of its A380 superjumbo jet and turmoil at the executive level. I remain optimistic about future order growth and margin potential at the company, yet elected to take some profits during the period given the significant returns over the last year.

We made significant investments in the financial sector during the year given the attractive risk/potential reward characteristics. Earlier in the year many financial stocks were heavily discounted given the perception of a slowing economy, weak consumer spending and an inverted yield curve. I took advantage of this pessimism to establish meaningful positions in financial stocks such as JP Morgan Chase, American Express, Fannie Mae and Berkshire Hathaway. In general we believed valuations overly discounted macroeconomic concerns and were attracted to the high levels of free cash flow generation, rising returns and strong management teams at these franchises. JP Morgan Chase was a significant contributor to the Fund during the period returning 27.59% as revenue accelerated in its wholesale businesses, costs declined amidst a restructuring and credit costs remained modest. We remain optimistic that new management at the firm will invest in the business and drive returns on invested capital, which could be sustainably higher in the future.

Strong performers in the pharmaceutical and biotechnology sector such as Celgene and Roche Holding also helped the Fund outperform during the period. Celgene climbed steadily as its Revlimid and Thalomid treatments for blood-borne cancers accounted for the bulk of a year-over-year 76.6% increase in revenues through the first nine months of the year.

Roche, of Switzerland, reported a 19% increase in sales through the first nine months of the year, including a 23% jump in pharmaceutical revenues (in Swiss francs). The company has enjoyed robust sales of its cancer drugs as well as its flu vaccine, Tamiflu, despite a recent Food and Drug Administration recommendation to update the label to reflect potential side effects of the drug. Management also remains committed to lowering the cost structure of the business by divesting non-core assets and simplifying its balance sheet. Encouraged by the company's prospects, I increased the Fund's exposure.

The Fund's household and personal products stocks also outperformed the broader market. One of the largest holdings, consumer products giant Procter & Gamble, continued to

Janus Growth Funds October 31, 2006 7

Janus Fund (unaudited)

impress investors with its strong financial performance and market positioning. Its integration of former rival Gillette appears to be proceeding ahead of schedule, creating new revenue streams and cost synergies. Meanwhile, I initiated a new investment in consumer products company Kimberly-Clark, which I believe is well positioned to benefit from easing commodity prices and its own restructuring efforts.

What Went Wrong

Unfortunately, a handful of individual holdings hurt overall results. The biggest detractor for the period was Internet search and media provider Yahoo! While I believe Yahoo! is positioned to capitalize on a shift in advertising dollars from television to the Internet, it continues to face brisk competitive challenges from rivals such as Google (another Fund holding). The company recently suffered a dip in its automobile and financial advertising revenues, which took a toll on its third quarter financial performance. Adding to the bad news, Yahoo! delayed the launch of its highly anticipated new "Panama" advertising management system. We have done extensive research into the potential and timing of "Panama" and remain optimistic that it will meaningfully contribute to Yahoo!'s success in the next year. It is critical for the company to focus its execution of new revenue opportunities as well as simplifying its existing organizational structure in the upcoming year.

Select healthcare stocks also suffered during the period. Boston Scientific and Teva Pharmaceuticals, two companies that struggled with recent acquisitions, were either eliminated or reduced during the period. Boston Scientific, a leading medical device maker, struggled due to concerns over complications with its core products and the financial impact of its recent acquisition of Guidant. In light of its weak execution and stretched balance sheet, I completely eliminated the Fund's stake at a loss.

Generic drug maker Teva Pharmaceuticals also lost ground as it digested the recently acquired Ivax, a one-time rival. Yet as Teva continued to win Food and Drug Administration approval to market generic versions of several big-name drugs and reported strong growth in sales of its Copaxone treatment for multiple sclerosis, future pipeline opportunities in the generic space became unclear. In light of this uncertainty I reduced the Fund's investment in the company.

Market volatility also took a toll on a number of technology shares in the Fund. One new holding, chipmaker Advanced Micro Devices (AMD), retreated as revenues sagged and margins tightened amid increased competition and pricing pressures from Intel. I remain constructive on AMD's market position and long-term potential driven by its inherent architectural advantage over Intel which I believe will drive higher gross margins throughout the upcoming product cycle. I took advantage of this price weakness to add to the Fund's investment.

I was less reassured on prospects for technology equipment manufacturer Juniper Networks, which I completely liquidated early after I took over management of the Fund. We became concerned with dramatic sales-force turnover, management departures and poor execution during the current product cycle in its core router business. Although the stock provided a net drag on performance, our early sales limited the overall impact.

Looking Forward

The domestic market rallied more strongly than I expected from its June lows as investors believed economic growth appeared to be moderating to a more sustainable pace. Movements in the credit markets also indicate we may be seeing an end to this round of credit tightening by the Fed. Clearly, lower interest rates would be a boon to the consumer and domestic economy.

Other positive forces that support current valuations in the market are very healthy corporate balance sheets. As measured by the S&P 500® Index cash to asset ratio, corporate balance sheets were at 9% toward the end of September 2006, their highest levels in the last 30 years. Leverage also remains low; one recent study suggested that the S&P 500® Index could use debt to immediately repurchase 26% of its outstanding shares and simply return to average historical debt to equity levels. Dramatically higher levels of domestic, private equity fundraising also tends to add a floor to domestic valuations – 2006 fundraising is anticipated to be $180 billion which is more than 10 times the $17 billion which was raised in 2002. Thus between private and public corporations there is significant excess capital that is likely to be a catalyst for the overall market.

On the negative side, however, I remain concerned about the prospects for the U.S. dollar and the long-term implications from higher commodity prices. Foreign investors have provided critical support to domestic markets and continued dollar weakness will challenge these investors in 2007. Also, despite a decline in current spot prices, oil futures average $63 per barrel which is 3 times the level of futures just 10 years

8 Janus Growth Funds October 31, 2006

(unaudited)

ago. Given that China's share of global demand is twice that of its supply, we anticipate continued upwards pressure on global commodities. Thus the economic outlook is far from clear and I would expect volatility to rise in the coming year as these contradictory and conflicting trends increase uncertainty.

Despite this less certain environment, my confidence lies in the portfolio of individual stocks within the Fund. Our intensive research efforts will continue to seek companies that offer high free cash flow, rising returns on capital and management teams that are focused on shareholder value creation. This is the same process I have used over the last 10 years during my tenure as portfolio manager of Janus Growth and Income Fund (8/97 - 12/03), Janus Mercury Fund (2/03 - 1/06) and now Janus Fund. I believe this disciplined, research-driven investment process will deliver solid long-term returns for investors.

Thank you for your investment in Janus Fund.

Janus Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Boeing Co. Commercial jet aircraft company - U.S.	0.79%
Merck & Company, Inc. Global pharmaceutical company - U.S.	0.75%
JP Morgan Chase & Co. Financial products and services provider - U.S.	0.70%
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	0.68%
Celgene Corp. Global pharmaceutical company - U.S.	0.64%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(1.02)%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	(0.52)%
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.44)%
Alcon, Inc. (U.S. Shares) Optical product company - Switzerland	(0.29)%
Coventry Health Care, Inc. Managed health care company - U.S.	(0.27)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Pharmaceuticals & Biotechnology	2.50%	10.50%	10.28%
Capital Goods	2.28%	10.07%	11.28%
Diversified Financials	1.96%	8.33%	4.17%
Materials	1.50%	4.95%	2.28%
Retailing	1.28%	5.33%	6.40%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Healthcare Equipment & Services	(1.68)%	9.15%	8.50%
Semiconductors & Semiconductor Equipment	(0.44)%	4.06%	5.29%
Media	(0.07)%	0.71%	3.15%
Food & Staples Retailing	(0.05)%	1.94%	3.50%
Software & Services	(0.01)%	11.30%	10.41%

Janus Growth Funds October 31, 2006 9

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
Procter & Gamble Co. Cosmetics and Toiletries	3.4%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.3%
Boeing Co. Aerospace and Defense	3.3%
Exxon Mobil Corp. Oil Companies - Integrated	2.9%
Roche Holding A.G. Medical - Drugs	2.8%
15.7%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

10 Janus Growth Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Fund	12.31%		4.42%		6.17%		13.71%
Russell 1000® Growth Index	10.84%		4.07%		5.76%		11.87	%**
S&P 500® Index	16.34%		7.26%		8.64%		11.42%
Lipper Quartile	1	st	2	nd	2	nd	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	61/711		142/488		71/173		2/19

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 5, 1970

**The Russell 1000® Growth Index's since inception returns calculated from December 31, 1978

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective February 1, 2006, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund's manager.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,016.30	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2006 11

Janus Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.4%
Aerospace and Defense - 4.8%
7,078,564	BAE Systems PLC**	$56,644,175
4,583,990	Boeing Co.	366,077,441
1,344,175	Lockheed Martin Corp.	116,849,133
		539,570,749
Agricultural Chemicals - 2.3%
2,773,380	Monsanto Co.	122,638,864
820,225	Syngenta A.G.*	132,457,057
		255,095,921
Automotive - Cars and Light Trucks - 1.1%
2,044,576	BMW A.G**,#	117,401,787
Automotive - Truck Parts and Equipment - Original - 0%
159,200	Lear Corp.#	4,809,432
Broadcast Services and Programming - 0.4%
479,308	Liberty Media Holding Corp. - Class A*	42,687,170
Building - Residential and Commercial - 0.3%
52,530	NVR, Inc.*,#	29,495,595
Building Products - Cement and Aggregate - 0.6%
2,255,758	Cemex S.A. de C.V. (ADR)*	69,342,001
Casino Hotels - 1.5%
1,483,055	Harrah's Entertainment, Inc.	110,235,478
973,725	Station Casinos, Inc.	58,715,618
		168,951,096
Cellular Telecommunications - 0.9%
2,226,110	America Movil S.A. de C.V. - Series L (ADR)	95,433,336
Chemicals - Diversified - 0.6%
1,068,600	Shin-Etsu Chemical Company, Ltd.**	70,079,620
Commercial Services - Finance - 1.5%
1,024,205	Moody's Corp.	67,904,792
2,408,627	Paychex, Inc.	95,092,593
		162,997,385
Computers - 2.1%
2,061,165	Apple Computer, Inc.*	167,119,258
534,640	Research In Motion, Ltd. (U.S. Shares)*	62,809,507
		229,928,765
Computers - Memory Devices - 1.9%
14,122,965	EMC Corp.*	173,006,321
926,645	SanDisk Corp.*	44,571,625
		217,577,946
Consumer Products - Miscellaneous - 0.9%
1,465,015	Kimberly-Clark Corp.	97,452,798
Containers - Metal and Glass - 0.7%
1,843,442	Ball Corp.	76,668,753
Cosmetics and Toiletries - 3.4%
6,021,880	Procter & Gamble Co.	381,726,973
Distribution/Wholesale - 0.6%
7,139,500	Esprit Holdings, Ltd.	69,125,694
Diversified Operations - 2.8%
8,878,420	General Electric Co.	311,721,326
E-Commerce/Services - 1.8%
2,825,198	eBay, Inc.*	90,773,612
3,476,032	IAC/InterActiveCorp*	107,687,471
		198,461,083

Shares or Principal Amount		Value
Electric - Generation - 0.7%
3,510,260	AES Corp.*	$77,190,617
Electric - Integrated - 1.3%
2,230,725	TXU Corp.	140,825,669
Electric Products - Miscellaneous - 0.5%
663,815	Emerson Electric Co.	56,025,986
Electronic Components - Semiconductors - 3.2%
7,451,895	Advanced Micro Devices, Inc.*,**	158,501,807
6,746,490	Texas Instruments, Inc.	203,609,068
		362,110,875
Electronic Forms - 0.9%
2,487,440	Adobe Systems, Inc.*	95,144,580
Enterprise Software/Services - 2.0%
6,689,215	Oracle Corp.*	123,549,801
2,069,110	SAP A.G. (ADR)**	102,710,620
		226,260,421
Entertainment Software - 1.6%
3,296,826	Electronic Arts, Inc.*	174,369,127
Finance - Credit Card - 1.6%
2,487,630	American Express Co.	143,809,890
1,091,800	Credit Saison Company, Ltd.**	39,487,957
		183,297,847
Finance - Investment Bankers/Brokers - 6.7%
7,740,620	JP Morgan Chase & Co.	367,215,014
1,828,110	Merrill Lynch & Company, Inc.	159,813,376
2,121,572	UBS A.G.	126,709,376
1,646,250	UBS A.G. (U.S. Shares)	98,511,600
		752,249,366
Finance - Mortgage Loan Banker - 1.5%
2,911,175	Fannie Mae	172,516,231
Finance - Other Services - 0.6%
137,307	Chicago Mercantile Exchange Holdings, Inc.	68,790,807
Food - Dairy Products - 0.7%
1,966,805	Dean Foods Co.*	82,389,461
Food - Retail - 1.1%
1,874,695	Whole Foods Market, Inc.	119,680,529
Food - Wholesale/Distribution - 0.7%
2,190,805	Sysco Corp.	76,634,359
Independent Power Producer - 1.7%
3,947,340	NRG Energy, Inc.*,#	190,064,421
Industrial Automation and Robotics - 0.9%
1,591,560	Rockwell Automation, Inc.	98,676,720
Insurance Brokers - 0.8%
2,940,855	Marsh & McLennan Companies, Inc.	86,578,771
Internet Infrastructure Software - 0.5%
1,306,575	Akamai Technologies, Inc.*,**,#	61,226,105
Investment Management and Advisory Services - 0.7%
926,045	Legg Mason, Inc.	83,362,571
Medical - Biomedical and Genetic - 2.5%
1,463,595	Amgen, Inc.*	111,101,496
2,177,581	Celgene Corp.*	116,369,929
672,078	Genentech, Inc.*	55,984,097
		283,455,522

See Notes to Schedules of Investments and Financial Statements.

12 Janus Growth Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Medical - Drugs - 6.1%
2,651,660	Abbott Laboratories	$125,980,367
5,315,325	Merck & Company, Inc.	241,422,062
1,786,843	Roche Holding A.G.	312,684,956
		680,087,385
Medical - Generic Drugs - 0.9%
2,958,031	Teva Pharmaceutical Industries, Ltd. (ADR)#	97,526,282
Medical - HMO - 2.7%
4,007,960	Coventry Health Care, Inc.*	188,173,722
2,298,660	UnitedHealth Group, Inc.	112,128,635
		300,302,357
Medical - Wholesale Drug Distributors - 1.1%
1,911,505	Cardinal Health, Inc.	125,108,002
Medical Instruments - 0.4%
472,765	Intuitive Surgical, Inc.*	46,888,833
Medical Products - 0.5%
1,031,070	Varian Medical Systems, Inc.*	56,564,500
Metal Processors and Fabricators - 1.5%
2,499,185	Precision Castparts Corp.	170,094,531
Networking Products - 0.5%
2,445,445	Cisco Systems, Inc.*	59,008,588
Oil and Gas Drilling - 0.2%
794,500	Nabors Industries, Ltd.*	24,534,160
Oil Companies - Exploration and Production - 1.1%
942,695	Apache Corp.	61,576,838
1,205,280	EnCana Corp. (U.S. Shares)	57,238,747
		118,815,585
Oil Companies - Integrated - 3.6%
4,552,045	Exxon Mobil Corp.	325,107,054
1,223,220	Hess Corp.#	51,864,528
361,985	Suncor Energy, Inc. (U.S. Shares)	27,746,150
		404,717,732
Oil Refining and Marketing - 0.3%
683,980	Valero Energy Corp.	35,792,673
Pharmacy Services - 1.1%
2,559,285	Caremark Rx, Inc.	125,993,601
Reinsurance - 0.9%
27,981	Berkshire Hathaway, Inc. - Class B*,#	98,353,215
Retail - Apparel and Shoe - 2.4%
2,171,841	Industria de Diseno Textil S.A.**	103,836,790
3,400,065	Nordstrom, Inc.**,#	160,993,078
		264,829,868
Retail - Building Products - 0.6%
2,312,250	Lowe's Companies, Inc.	69,691,215
Retail - Drug Store - 0.4%
1,532,395	CVS Corp.	48,086,555
Retail - Office Supplies - 1.3%
5,628,642	Staples, Inc.	145,162,677
Savings/Loan/Thrifts - 0.4%
3,033,949	NewAlliance Bancshares, Inc.#	46,965,531
Semiconductor Components/Integrated Circuits - 0.3%
1,935,690	Marvell Technology Group, Ltd.*	35,384,413
Soap and Cleaning Preparations - 1.1%
2,837,113	Reckitt Benckiser PLC**	123,446,860

Shares or Principal Amount		Value
Telecommunication Services - 0.6%
2,232,110	NeuStar, Inc. - Class A*	$65,222,254
Telephone - Integrated - 0.6%
13,287,155	Level 3 Communications, Inc.*,#	70,289,050
Therapeutics - 1.6%
1,799,760	Amylin Pharmaceuticals, Inc.*	79,117,450
1,492,779	Gilead Sciences, Inc.*	102,852,473
		181,969,923
Tobacco - 0.5%
712,840	Altria Group, Inc.	57,975,277
Transportation - Railroad - 1.4%
1,923,680	Canadian National Railway Co. (U.S. Shares)	91,644,115
665,360	Union Pacific Corp.	60,301,577
		151,945,692
Transportation - Services - 2.0%
2,662,595	C.H. Robinson Worldwide, Inc.	111,136,715
1,530,100	United Parcel Service, Inc. - Class B	115,293,035
		226,429,750
Web Portals/Internet Service Providers - 3.6%
303,565	Google, Inc. - Class A*	144,615,330
9,844,780	Yahoo!, Inc.*	259,311,506
		403,926,836
Wireless Equipment - 2.3%
2,339,885	Crown Castle International Corp.*,#	78,737,130
4,233,110	Nokia Oyj (ADR)**	84,154,227
2,698,910	QUALCOMM, Inc.	98,213,335
		261,104,692
Total Common Stock (cost $9,052,036,024)		11,025,595,452
Equity-Linked Structured Notes - 0.9%
Finance - Investment Bankers/Brokers - 0.9%
735,250	Merrill Lynch & Company, Inc. convertible, (Gilead Sciences, Inc.) 0% (144A)§	48,850,010
477,385	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	25,172,511
477,385	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	25,253,667
Total Equity-Linked Structured Notes (cost $89,306,670)		99,276,188
Money Markets - 0.8%
6,120,000	Janus Institutional Cash Reserves Fund, 5.21%	6,120,000
78,893,605	Janus Money Market Fund, 5.25%	78,893,605
Total Money Markets (cost $85,013,605)		85,013,605
Other Securities - 1.4%
162,770,008	State Street Navigator Securities Lending Prime Portfolio† (cost $162,770,008)	162,770,008
Total Investments (total cost $9,389,126,307) – 101.5%		11,372,655,253
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(164,026,049)
Net Assets – 100%		$11,208,629,204

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 13

Janus Fund

Schedule of Investments

As of October 31, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$129,044,267	1.1%
Canada	239,438,519	2.1%
Finland	84,154,227	0.7%
Germany	220,112,407	1.9%
Israel	97,526,282	0.9%
Japan	109,567,577	1.0%
Mexico	164,775,337	1.5%
Spain	103,836,790	0.9%
Switzerland	670,362,989	5.9%
United Kingdom	180,091,035	1.6%
United States††	9,373,745,823	82.4%
Total	$11,372,655,253	100.0%

††Includes Short-Term Securities and Other Securities (80.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 3/15/07	18,300,000	$34,926,997	$(766,204)
Euro 1/11/07	69,900,000	89,529,572	(407,072)
Euro 4/18/07	8,500,000	10,931,284	145,321
Japanese Yen 4/18/07	5,100,000,000	44,611,029	1,214,162
Total		$179,998,882	$186,207

Value
Schedule of Written Options - Calls
Advanced Micro Devices, Inc. expires November 2006 11,950 contracts exercise price $27.50	$59,750
Akamai Technologies, Inc. expires November 2006 5,361 contracts exercise price $60.00	26,805
Akamai Technologies, Inc. expires January 2007 2,144 contracts exercise price $55.00	300,160
Nordstrom, Inc. expires December 2006 10,332 contracts exercise price $55.00	361,620
Total Written Options - Calls
29,787 contracts (Premiums received $1,992,219)	$748,335

See Notes to Schedules of Investments and Financial Statements.

14 Janus Growth Funds October 31, 2006

Janus Enterprise Fund (unaudited)

Ticker: JAENX

Fund Snapshot

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

Jonathan Coleman
portfolio manager

Investment Philosophy

One of my goals in writing this letter every year is to provide you with some insight into how I manage the Fund. In past letters, I have written about consistency of process, which I believe to be fundamental to strong investment results over an extended period of time. When looking at individual securities for the Fund I seek out companies with strong competitive barriers to entry, diverse and predictable revenue streams, an ability to expand profit margins over time, a strong stewardship of investors' capital, and appropriate valuations which I believe provide a reasonable risk and reward tradeoff.

Consistency of process can be measured in various ways. Because I place such a strong emphasis on the predictability of revenues a company can generate, I look at the Fund's volatility as a way to measure consistency. One measure of volatility is to look at the standard deviation of returns relative to the Fund's benchmark index. Since I started managing the Fund in February 2002, the Fund's standard deviation of 13.07 has been 17% below that of the Russell Midcap® Growth Index (standard deviation of 15.85). While volatility over the last 12 months has been below that of recent years, the Fund's standard deviation of 10.60 was still modestly below that of the 10.93 posted by the Index.

Volatility can be a good thing when it is exclusively to the upside; however, as we all know from recent experience, markets do not exclusively go up. As I have learned throughout my career, significant volatility in down markets is a very painful experience. I seek to control volatility through the portfolio construction process. I try to do that by focusing our largest investments in the Fund in more predictable, rather than less predictable, business models. Thus, you will find that many, but not all, of the larger positions in the Fund have recurring revenue streams that are unlikely to experience significant upside or downside volatility. Ultimately, I want you, as a shareholder, to have confidence that your manager seeks to control risks and reduce volatility. I feel this provides the Fund with the best opportunity to perform well in all types of markets.

Performance Overview

During the 12 months ended October 31, 2006, Janus Enterprise Fund gained 15.63%. By comparison, the Fund's primary benchmark, the Russell Midcap® Growth Index, and the Fund's secondary benchmark, the S&P MidCap 400 Index, returned 14.51% and 13.43%, respectively. The last 12 months in the stock market have been marked with contrasts. The first half of the year was characterized by a very narrow market as a few sectors, notably energy, industrials and basic materials, spurred a significant rally. This was followed by a retrenchment and broadening of the market in the second half as concerns about the sustainability of economic growth proliferated; in fact, some of the strongest sectors in the first half performed poorly in the second half. Late in the period, investors cheered the Federal Reserve's decision to pause its two-year-long campaign of raising interest rates and consumer stocks rallied as energy prices retreated from their highs. I believe the resiliency of consumer spending is likely to spur decent economic growth in 2007 and could lead to a constructive environment for the stock market. Again, my goal is to perform well across an entire market cycle and there may be periods of underperformance as a result. Not surprisingly, our diverse portfolio construction comprising stocks from many sectors hurt us in the first half of the year; conversely, we performed better in the second half.

I'd now like to discuss the Fund's performance over the last 12 months in some greater detail, giving you some specific examples of stock picks that both helped and hurt performance. Effective stock selection in the media and pharmaceuticals/biotechnology sectors helped performance during the period. Stock selection was poor in the consumer services and healthcare equipment/services sectors, and select holdings contributed to some of our worst performance. The Fund did not have any industry overweights or underweights that dramatically affected performance.

Celgene and T. Rowe Price Contributed to Performance

Biotechnology concern Celgene was an exceptionally strong performer during the period. The Food and Drug Administration (FDA) approved the company's drug Revlimid for two blood cancer indications; the approval for myelodysplastic syndromes (MDS) came in December 2005, followed by multiple myeloma in June 2006. Shortly after approval, our internal Janus surveys of physicians suggested that demand for Revlimid would be robust. That indeed proved to be the case in its first several quarters on the market. While we started to harvest some gains in the stock, we still believe the long-term outlook for Celgene is positive, as Revlimid is being tested in further indications and the company has a number of promising pipeline drugs addressing sickle cell anemia and stem cell uses. Our analyst Tony Yao deserves great credit for his exceptional work on this long-time holding.

Mutual fund provider T. Rowe Price, covered by our analyst Gabe Bodhi, was another significant contributor to the Fund's performance. As a competitor, I have tremendous respect for the investment professionals at T. Rowe. Their mutual funds have strong performance in both bull and bear markets across a variety of investment disciplines. With strong investment performance and steady inflows of new assets, the company increased net revenues by roughly 19% over the past nine months. The business model is quite predictable because the company generates revenues from fees collected on its large base of assets under management. In short, it has many of the attributes I look for in an attractive, long-term investment.

Neurocrine Biosciences and Apollo Group Detracted from Results

As is inevitable when picking stocks and constructing portfolios, I made some mistakes. This year, I made a particularly bad mistake

Janus Growth Funds October 31, 2006 15

Janus Enterprise Fund (unaudited)

with our investment in biotechnology company Neurocrine Biosciences. Neurocrine plummeted after the FDA issued a non-approval letter for Indiplon, a drug for sleep disorders. I liquidated the stake completely after concluding with our analyst that Neurocrine needed to perform additional clinical trials and that its marketing partner Pfizer would likely drop the drug. While I was correct in both of these assumptions and a quick exit from the stock protected against a further decline, I take little solace in that. I believe my mistake in analyzing the company was that Indiplon was not differentiated enough from two existing sleep agents already on the market. As a result, the drug certainly did not meet an unserved need, making it easier for the FDA demand further clinical trials. I will take this painful lesson to heart and attempt to focus our investments in biotechnology companies in the future on truly differentiated drugs.

Longtime holding and for-profit education provider Apollo Group was another detractor from performance over the past 12 months. The company faced slowing student enrollment and, as a result, slowing profit growth over the last several years. Arguably, the company is a victim of its own success; with three hundred thousand students, it is increasingly difficult to grow at meaningful rates off that large base. In retrospect, I was too patient with the stock in light of these challenges. However, in securities analysis one has to look at the expectations for future cash flows embedded in today's stock price. As of now, I believe those expectations to be low enough that I can make the case that the stock is undervalued and selling it here would be a mistake.

Outlook

As I did last year, I would like to close by reiterating to you that I am an investor alongside you in Janus Enterprise Fund. I still contribute a portion of every paycheck I receive to the Fund, and since becoming portfolio manager of Janus Enterprise Fund in February 2002, I have not sold a single share of the Fund. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Enterprise Fund.

Janus Enterprise Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Global pharmaceutical company - U.S.	2.27%
T. Rowe Price Group, Inc. Asset management firm - U.S.	1.11%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural chemical producer - Canada	0.96%
Lamar Advertising Co. Outdoor advertising company - U.S.	0.95%
Terex Corp. Global financial services company - U.S.	0.88%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(1.03)%
Apollo Group, Inc. - Class A Higher education provider - U.S.	(0.39)%
St. Jude Medical, Inc. Cardiovascular medical devices servicer - U.S.	(0.35)%
Marvell Technology Group, Ltd. Communication-related integrated circuits provider - U.S.	(0.29)%
Coventry Health Care, Inc. Managed health care company - U.S.	(0.29)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Diversified Financials	2.14%	7.08%	4.66%
Pharmaceuticals & Biotechnology	1.92%	7.87%	5.93%
Capital Goods	1.56%	4.24%	8.02%
Telecommunications Services	1.15%	3.66%	1.76%
Retailing	1.09%	5.36%	7.56%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Utilities	(0.30)%	0.10%	1.21%
Healthcare Equipment & Services	(0.26)%	10.53%	9.93%
Banks	(0.10)%	0.48%	1.50%
Food & Staples Retailing	(0.01)%	0.11%	0.51%
Consumer Services	0.14%	3.67%	6.00%

16 Janus Growth Funds October 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
Lamar Advertising Co. Advertising Sales	3.5%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	3.1%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	3.1%
EOG Resources, Inc. Oil Companies - Exploration and Production	3.0%
Celgene Corp. Medical - Biomedical and Genetic	2.7%
15.4%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 0.4% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

Janus Growth Funds October 31, 2006 17

Janus Enterprise Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Enterprise Fund	15.63%		9.00%		6.76%		11.28%
Russell Midcap® Growth Index	14.51%		10.62%		8.73%		10.91%
S&P MidCap 400 Index	13.43%		13.03%		13.80%		14.37%
Lipper Quartile	1	st	2	nd	3	rd	2	nd
Lipper Ranking - based on total return for Mid-Cap Growth Funds	113/611		112/377		88/140		17/50

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – September 1, 1992

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds that emphasize investments in small-sized companies may experience greater price volatility.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,011.70	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

*Expenses are equal to the annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Janus Growth Funds October 31, 2006

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 97.9%
Advertising Sales - 3.5%
1,065,065	Lamar Advertising Co.*	$61,432,948
Agricultural Chemicals - 3.1%
427,880	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	53,442,212
Airlines - 1.3%
339,998	Ryanair Holdings PLC (ADR)*,#	22,718,666
Batteries and Battery Systems - 0.6%
139,195	Energizer Holdings, Inc.*,#	10,878,089
Building - Residential and Commercial - 0.8%
25,410	NVR, Inc.*,#	14,267,715
Casino Hotels - 1.1%
81,645	Boyd Gaming Corp.#	3,222,528
259,300	Station Casinos, Inc.	15,635,790
		18,858,318
Casino Services - 0.7%
424,005	Scientific Games Corp. - Class A*	11,884,860
Cellular Telecommunications - 1.0%
264,485	N.I.I. Holdings, Inc.*	17,199,460
Commercial Banks - 0.7%
116,575	Commerce Bancorp, Inc.#	4,070,799
183,970	SVB Financial Group*,#	8,466,299
		12,537,098
Commercial Services - 1.0%
420,962	Iron Mountain, Inc.*,#	18,257,122
Commercial Services - Finance - 3.3%
429,780	Jackson Hewitt Tax Service, Inc.	14,870,388
337,111	Moody's Corp.#	22,350,460
532,351	Paychex, Inc.	21,017,217
		58,238,065
Computer Services - 2.0%
843,640	Ceridian Corp.*	19,884,595
457,655	IHS, Inc. - Class A*,#	15,821,133
		35,705,728
Computers - 1.2%
257,287	Apple Computer, Inc.*	20,860,830
Computers - Memory Devices - 0.4%
159,290	SanDisk Corp.*,#	7,661,849
Consulting Services - 0.9%
55,810	Corporate Executive Board Co.	5,012,854
589,055	Gartner Group, Inc.*,#	10,956,423
		15,969,277
Containers - Metal and Glass - 3.7%
1,084,495	Ball Corp.	45,104,146
1,213,495	Owens-Illinois, Inc.*	20,144,017
		65,248,163
Data Processing and Management - 0.7%
351,130	NAVTEQ Corp.*,#	11,657,516
Dental Supplies and Equipment - 1.5%
383,375	Patterson Companies, Inc.*,#	12,593,869
344,855	Sirona Dental Systems, Inc.	12,759,635
		25,353,504

Shares or Principal Amount		Value
Diagnostic Kits - 1.5%
701,180	Dade Behring Holdings, Inc.	$25,543,987
Distribution/Wholesale - 0.9%
886,500	Esprit Holdings, Ltd.	8,583,224
2,701,600	Li & Fung, Ltd.	7,069,069
		15,652,293
Diversified Operations - 0.6%
35,394,279	Polytec Asset Holdings, Ltd.*,§	10,694,923
E-Commerce/Products - 0.3%
151,000	Submarino S.A. (GDR) (144A)	6,179,841
E-Commerce/Services - 1.3%
708,220	IAC/InterActiveCorp*	21,940,656
Electric Products - Miscellaneous - 1.3%
478,365	AMETEK, Inc.	22,330,078
Electronic Components - Semiconductors - 2.1%
734,145	Advanced Micro Devices, Inc.*	15,615,264
445,695	International Rectifier Corp.*,#	16,031,650
196,710	SiRF Technology Holdings, Inc.*,#	5,531,485
		37,178,399
Electronic Measuring Instruments - 0.9%
340,170	Trimble Navigation, Ltd.*	15,722,657
Entertainment Software - 1.7%
1,333,031	Activision, Inc.*	20,555,338
181,835	Electronic Arts, Inc.*	9,617,253
		30,172,591
Fiduciary Banks - 0.9%
280,590	Northern Trust Corp.	16,476,245
Finance - Investment Bankers/Brokers - 0.5%
280,435	optionsXpress Holdings, Inc.	8,715,920
Finance - Other Services - 1.8%
61,875	Chicago Mercantile Exchange Holdings, Inc.	30,999,375
Food - Canned - 0.8%
582,729	TreeHouse Foods, Inc.*	14,778,007
Food - Dairy Products - 1.6%
680,477	Dean Foods Co.*,#	28,505,182
Food - Retail - 0.3%
80,615	Whole Foods Market, Inc.	5,146,462
Hotels and Motels - 0.6%
160,935	Starwood Hotels & Resorts Worldwide, Inc.	9,614,257
Independent Power Producer - 0.5%
167,320	NRG Energy, Inc.*,#	8,056,458
Industrial Automation and Robotics - 0.5%
148,015	Rockwell Automation, Inc.	9,176,930
Instruments - Controls - 0.5%
117,590	Mettler-Toledo International, Inc.*	8,072,554
Instruments - Scientific - 1.2%
249,637	Fisher Scientific International, Inc.*	21,373,920
Insurance Brokers - 0.5%
220,520	Willis Group Holdings, Ltd.	8,386,376
Internet Connectivity Services - 0.2%
269,295	Redback Networks, Inc.*,#	4,260,247

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 19

Janus Enterprise Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Investment Management and Advisory Services - 3.5%
178,065	National Financial Partners Corp.	$7,015,761
1,133,730	T. Rowe Price Group, Inc.	53,636,765
		60,652,526
Machinery - Pumps - 0.6%
252,575	Graco, Inc.	10,294,957
Medical - Biomedical and Genetic - 3.5%
867,543	Celgene Corp.*	46,361,497
248,160	Invitrogen Corp.*	14,395,762
		60,757,259
Medical - HMO - 1.7%
649,733	Coventry Health Care, Inc.*	30,504,964
Medical - Nursing Homes - 1.0%
373,885	Manor Care, Inc.	17,942,741
Medical Instruments - 1.0%
77,200	Intuitive Surgical, Inc.*	7,656,696
254,595	Kyphon, Inc.*,#	10,056,503
		17,713,199
Medical Labs and Testing Services - 0.4%
131,200	Covance, Inc.*	7,675,200
Medical Products - 1.2%
371,535	Varian Medical Systems, Inc.*	20,382,410
Metal Processors and Fabricators - 1.2%
298,475	Precision Castparts Corp.#	20,314,209
Multi-Line Insurance - 1.3%
425,345	Assurant, Inc.	22,398,668
Networking Products - 0.4%
401,950	Juniper Networks, Inc.*,#	6,921,579
Oil Companies - Exploration and Production - 3.9%
256,350	Chesapeake Energy Corp.#	8,315,994
798,985	EOG Resources, Inc.#	53,156,471
210,155	Forest Oil Corp.*	6,859,459
		68,331,924
Physician Practice Management - 0.6%
222,975	Pediatrix Medical Group, Inc.*	10,018,267
Pipelines - 2.1%
342,926	Kinder Morgan, Inc.#	36,041,523
Power Converters and Power Supply Equipment - 0.3%
103,595	Hubbell, Inc.	5,130,024
Property and Casualty Insurance - 0.7%
346,367	W. R. Berkley Corp.	12,767,088
Real Estate Management/Services - 0.7%
388,500	CB Richard Ellis Group, Inc.*	11,666,655
Real Estate Operating/Development - 0.5%
147,580	St. Joe Co.#	7,936,852
Recreational Vehicles - 0.5%
191,200	Polaris Industries, Inc.#	8,187,184
Reinsurance - 2.0%
9,889	Berkshire Hathaway, Inc. - Class B*	34,759,835
REIT - Mortgages - 1.3%
812,335	CapitalSource, Inc.#	22,534,173
Respiratory Products - 1.4%
674,840	Respironics, Inc.*	23,835,349

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 1.8%
302,230	Abercrombie & Fitch Co. - Class A	$23,165,930
187,675	Nordstrom, Inc.	8,886,411
		32,052,341
Retail - Gardening Products - 0.7%
246,055	Tractor Supply Co.*,#	11,913,983
Retail - Office Supplies - 2.4%
299,625	Office Depot, Inc.*	12,581,254
1,118,815	Staples, Inc.	28,854,239
		41,435,493
Schools - 0.5%
247,584	Apollo Group, Inc. - Class A*,#	9,150,705
Semiconductor Components/Integrated Circuits - 2.6%
1,582,555	Cypress Semiconductor Corp.*,#	26,571,098
1,038,310	Marvell Technology Group, Ltd.*	18,980,307
		45,551,405
Telecommunication Equipment - 0.3%
156,170	CommScope, Inc.*	4,983,385
Telecommunication Services - 2.0%
562,260	Amdocs, Ltd. (U.S. Shares)*	21,793,198
625,400	Time Warner Telecom, Inc. - Class A*,#	12,470,476
		34,263,674
Television - 0.5%
234,403	Univision Communications, Inc. - Class A*,#	8,218,169
Therapeutics - 1.1%
201,425	Gilead Sciences, Inc.*	13,878,183
91,860	United Therapeutics Corp.*	5,497,821
		19,376,004
Toys - 1.5%
1,044,122	Marvel Entertainment, Inc.*,#	26,468,493
Transportation - Equipment and Leasing - 0.4%
170,715	GATX Corp.#	7,438,053
Transportation - Marine - 0.6%
219,495	Alexander & Baldwin, Inc.#	10,103,355
Transportation - Railroad - 1.0%
366,770	Canadian National Railway Co. (U.S. Shares)	17,472,923
Transportation - Services - 1.0%
382,610	Expeditors International of Washington, Inc.#	18,139,540
Transportation - Truck - 0.9%
327,920	Landstar System, Inc.	15,228,605
Web Hosting/Design - 1.2%
298,281	Equinix, Inc.*	20,402,420
Wireless Equipment - 1.6%
830,135	Crown Castle International Corp.*,#	27,934,043
Total Common Stock (cost $1,146,274,685)		1,708,047,955
Equity-Linked Structured Notes - 1.5%
Finance - Investment Bankers/Brokers - 1.5%
82,401	Merrill Lynch & Company, Inc., convertible (Gilead Sciences, Inc.), 0% (144A)§	5,468,954
82,401	Merrill Lynch & Company, Inc., convertible (Gilead Sciences, Inc.), 0% (144A)§	5,474,722
141,800	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	7,477,114

See Notes to Schedules of Investments and Financial Statements.

20 Janus Growth Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - (continued)
141,800	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	$7,501,221
Total Equity-Linked Structured Notes (cost $23,298,225)		25,922,011
Money Markets - 0.7%
3,395,000	Janus Institutional Cash Reserves Fund, 5.21%	3,395,000
8,195,284	Janus Money Market Fund, 5.25%	8,195,284
Total Money Markets (cost $11,590,284)		11,590,284
Other Securities - 12.9%
224,478,071	State Street Navigator Securities Lending Prime Portfolio† (cost $224,478,071)	224,478,071
Total Investments (total cost $1,405,641,265) – 113.0%		1,970,038,321
Liabilities, net of Cash, Receivables and Other Assets – (13.0)%		(226,422,186)
Net Assets – 100%		$1,743,616,135

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$43,018,976	2.2%
Brazil	6,179,841	0.3%
Canada	70,915,135	3.6%
Cayman Islands	10,694,923	0.5%
Ireland	22,718,666	1.2%
United Kingdom	21,793,198	1.1%
United States††	1,794,717,582	91.1%
Total	$1,970,038,321	100.0%

††Includes Short-Term Securities and Other Securities (79.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 21

Janus Mercury Fund (unaudited)

(To be renamed Janus Research Fund on 12/31/06)

Ticker: JAMRX

Fund Snapshot

This diversified growth fund typically pursues larger companies believed to be well-positioned for future growth.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

Large capitalization stocks recovered from a bruising summer falloff during the third quarter and helped most major indices around the world finish with positive returns for the 12-month period ended October 31, 2006. At the same time stocks were rallying, oil prices declined significantly, easing concerns about energy-driven inflationary pressures.

Signs that U.S. economic growth was slowing, due in part to a weakening housing market, further cooled anxieties over rising prices. In turn, worries over future increases in short-term interest rates subsided, reinforced by the Federal Reserve's decision to hold its key overnight lending rate steady at meetings in August, September and October.

Tempering investor enthusiasm somewhat were questions regarding the possibility of the economy slowing too much and slipping into a recession. This uncertainty affected small- and mid-cap stocks, which have generally fared worse in periods of stagnant or declining growth. In this environment, the Fund's gain of 10.00% trailed its primary benchmark, the Russell 1000® Growth Index, and its secondary benchmark, S&P 500® Index, which returned 10.84% and 16.34%, respectively, during the period.

The Fund continues to follow the team-based model that was started in February 2006, wherein ideas for investments come from Janus' entire research team, which allows us to offer exposure to market leaders from a broad cross-section of the investment universe. At the end of the period, 77% of the Fund's net assets were allocated to domestic holdings and 23% to international exposure, while remaining focused on the multi-cap universe.

Software and Services Companies Were Among Detractors

The automobile industry cast a long shadow over the Fund as its struggles tripped up two of the Fund's consumer-oriented technology names – Internet services icon Yahoo! and in-vehicle navigation service provider NAVTEQ.

Yahoo!, which posted the largest setback of the period, reported that carmakers scaled back on display advertising budgets. The resulting slip in revenue, along with a similar falloff in financial services advertising, exacerbated market frustration with delays in the relaunch of the algorithm behind Yahoo!'s search functionality. Considered critical to closing the gap between Yahoo! and search giant Google (also a Fund holding) in search-based revenues, the expected introduction of the revamped platform was pushed into the fourth quarter of 2006 from the previously announced third quarter. The research that analyst Brian Demain did on Yahoo! has convinced us to remain patient, albeit with a smaller position.

As a developer and licensor of digital maps used by electronic navigation systems, NAVTEQ provides key content to an increasingly popular feature in new automobiles. Yet, as car and truck sales declined and original equipment manufacturers struggled financially, NAVTEQ became susceptible to shrinking demand as well as pricing pressures. Such issues led the company, which is followed by analyst Brian Schaub, to scale back full-year earnings expectations, but we stood by the stock.

Further weighing on returns was semiconductor chip maker Advanced Micro Devices (AMD). Although the company has made great strides in gaining market share against industry giant Intel, sluggish personal computer (PC) sales levels within the U.S. dampened near-term enthusiasm. Even the announcement that AMD chips would be used in servers manufactured by PC stalwart Dell, which had used Intel chips exclusively in the past, failed to sway analyst John Eisinger, who recommended that we liquidate the position, which we did.

Biotechnology outfit Neurocrine Biosciences tumbled after the Food and Drug Administration (FDA) withheld its approval of the company's Indiplon sleeping pill. Holding no significant competitive advantage against well-established sleep medications, including leading seller Ambien, which will likely lose patent protection in the next 18 months, Indiplon's demise eroded analyst Tony Yao's conviction in the company, and we sold the position.

Biotechnology and Retailing Names Lead Performers

Topping the Fund from an individual stock perspective was biotechnology company Celgene, which rode a strong wave of sales growth from its Revlimid drug for treating myelodysplastic syndromes (MDS), a blood-borne cancer. Approved in the final days of 2005, Revlimid enjoyed rapid adoption rates among doctors. To further enhance the drug's franchise, Celgene boosted its investment in research efforts designed to determine whether Revlimid may prove effective in treating other blood-borne diseases. Considering the stock rose nearly 50% through the first six months of 2006, we were happy to pare back our exposure later in the period.

We also booked profits in Swiss blue chip pharmaceutical company Roche Holding. Along with a 17% increase in revenues through the first nine months of the year, including a 21% jump in pharmaceutical sales, the company benefited from a 55.7% stake in well-established biotechnology leader Genentech. Pleased with developments in this pick by analyst Andy Acker, we reduced the Fund's exposure.

As oil prices retreated, optimism over the health of the U.S. consumer – specifically with regard to spending habits – returned to the forefront. This development translated into strong gains from the retail sector and the Fund benefited.

22 Janus Growth Funds October 31, 2006

(unaudited)

Among the better performing names in the group were two specialty chains – Nordstrom and Abercrombie & Fitch – that originally drew analyst Eileen Hoffmann's attention when they were sagging earlier this year. Both reported better-than-expected sales in August and September, a pivotal span in the industry as it marks the transition to the back-to-school and fall selling seasons. In addition, the August sales consisted predominantly of full-price fall product – reflecting smart inventory management with little summer clearance overhang – which we feel bodes well for sales and gross margin trends heading into the late fall and holiday selling seasons.

Another solid contributor was conglomerate Reliance Industries of India. Investors cheered the early period spinoff of its telecommunications, coal, fuel management and financial services divisions, which unlocked shareholder value. We believe the transactions will allow Reliance to increase its focus on its oil and gas exploration, production, refining and marketing divisions, along with its petrochemical business. The company's fiscal year first-half returns bore that out as it reported a 30% jump in revenues and a 10% rise in net profit for the six months ended September 30, 2006. While Janus analyst Laurent Saltiel closely monitors developments on that front, we ended the period with an increased stake in Reliance.

Looking Ahead

In the coming quarters, probably the largest unknown facing investors is the severity of the decline in the U.S. economic growth rate. As the fall in energy prices has reduced some of the cost pressures on consumers and businesses, the possibility of a recession has eased, but it's exceedingly difficult to predict the economy's future course.

Within the Fund, we're heartened by the opportunity to invest in a wide range of sectors, guided by the exhaustive research generated by our experienced team of analysts. Furthermore, as we ask each research analyst to regularly review his or her reasons for investing in a company – and the ongoing validity of the underlying thesis – we strive to ensure that the Fund is filled with leading ideas from across the investment spectrum.

We believe this depth and breadth increases our ability to deliver consistent returns, no matter how the macro environment plays out.

Thank you for your investment in Janus Mercury Fund.

Janus Mercury Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Global pharmaceutical company - U.S.	0.73%
Canadian National Railway Co. (U.S. Shares) Railroad track operator - Canada	0.63%
Samsung Electronics Company, Ltd. Diversified electronics company - Korea	0.57%
JP Morgan Chase & Co. Financial products and services provider - U.S.	0.56%
Roche Holding A.G. Pharmaceutical and diagnostic products manufacturer and developer - Switzerland	0.43%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(0.48)%
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.36)%
SanDisk Corp. Flash data storage products provider - U.S.	(0.36)%
QUALCOMM, Inc. Wireless equipment services provider - U.S.	(0.35)%
Pulte Homes, Inc. Residential and commercial builder - U.S.	(0.34)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Retailing	1.92%	6.81%	6.40%
Pharmaceuticals & Biotechnology	1.50%	8.91%	10.28%
Transportation	1.45%	4.24%	2.16%
Capital Goods	0.99%	6.65%	11.28%
Diversified Financials	0.99%	4.48%	4.17%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Healthcare Equipment & Services	(0.90)%	8.89%	8.50%
Consumer Durables & Apparel	(0.22)%	3.73%	1.48%
Technology Hardware & Equipment	(0.22)%	5.79%	10.52%
Communication Services & Supplies	(0.09)%	0.25%	1.14%
Other*	0.02%	0.00%	0.00%

* Industry not classified by Global Industry Classification Standard.

Janus Growth Funds October 31, 2006 23

Janus Mercury Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
General Electric Co. Diversified Operations	2.3%
NVR, Inc. Building - Residential and Commercial	1.7%
Apple Computer, Inc. Computers	1.6%
QUALCOMM, Inc. Wireless Equipment	1.4%
Sysco Corp. Food - Wholesale/Distribution	1.4%
8.4%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 6.3% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

24 Janus Growth Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Mercury Fund	10.00%		4.92%		8.62%		12.30%
Russell 1000® Growth Index	10.84%		4.07%		5.76%		8.70%
S&P 500® Index	16.34%		7.26%		8.64%		10.82%
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	177/711		113/488		5/173		1/80

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 3, 1993

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective on or about December 31, 2006, Janus Mercury Fund will change its name to "Janus Research Fund." The Fund will continue to be managed with the same investment objective and strategies.

Effective February 1, 2006, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1012.60	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

*Expenses are equal to the annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2006 25

Janus Mercury Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 97.5%
Advertising Sales - 0.7%
481,040	Lamar Advertising Co.*	$27,746,387
Aerospace and Defense - 1.8%
3,078,845	BAE Systems PLC**	24,637,573
578,835	Boeing Co.	46,225,763
		70,863,336
Agricultural Chemicals - 0.7%
221,860	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)**,#	27,710,314
Agricultural Operations - 0.8%
505,540	Bunge, Ltd.#	32,410,169
Applications Software - 0.7%
1,691,735	Red Hat, Inc.*,#	27,710,619
Audio and Video Products - 0.8%
767,400	Sony Corp.**	31,823,265
Automotive - Cars and Light Trucks - 1.8%
421,091	BMW A.G.**	24,179,505
255,200	Hyundai Motor Company, Ltd.**	20,746,426
1,930,600	Nissan Motor Company, Ltd.**	23,126,592
		68,052,523
Brewery - 0.5%
335,778	Interbrew S.A.**	18,916,467
Broadcast Services and Programming - 1.5%
1,252,565	Grupo Televisa S.A. (ADR)#	30,913,304
996,725	Liberty Global, Inc. - Class A*,#	26,154,064
		57,067,368
Building - Residential and Commercial - 1.7%
114,980	NVR, Inc.*,#	64,561,270
Casino Hotels - 1.2%
428,205	Harrah's Entertainment, Inc.	31,828,478
221,190	Station Casinos, Inc.	13,337,757
		45,166,235
Cellular Telecommunications - 0.4%
315,800	Hikari Tsushin, Inc.**	16,633,132
Commercial Banks - 0.3%
230,940	SVB Financial Group*,#	10,627,859
Commercial Services - 0.6%
1,472,400	Park24 Company, Ltd.**	21,427,257
Commercial Services - Finance - 1.1%
1,103,675	Paychex, Inc.#	43,573,089
Computer Services - 1.1%
1,786,425	Ceridian Corp.*	42,106,037
Computers - 1.6%
752,385	Apple Computer, Inc.*	61,003,376
Computers - Memory Devices - 2.2%
4,206,850	EMC Corp.*,#	51,533,912
710,425	SanDisk Corp.*,#	34,171,443
		85,705,355
Consumer Products - Miscellaneous - 1.0%
604,760	Kimberly-Clark Corp.	40,228,635
Containers - Metal and Glass - 2.4%
1,073,923	Ball Corp.	44,664,458
2,884,625	Owens-Illinois, Inc.*	47,884,775
		92,549,233

Shares or Principal Amount		Value
Cosmetics and Toiletries - 1.0%
634,405	Procter & Gamble Co.	$40,214,933
Data Processing and Management - 0.8%
899,155	NAVTEQ Corp.*,#	29,851,946
Diagnostic Kits - 0.8%
885,905	Dade Behring Holdings, Inc.	32,273,519
Distribution/Wholesale - 0.8%
3,190,000	Esprit Holdings, Ltd.	30,886,052
Diversified Minerals - 1.2%
1,857,405	Companhia Vale do Rio Doce (ADR)	47,252,383
Diversified Operations - 3.5%
2,556,785	General Electric Co.	89,768,722
1,613,010	Tyco International, Ltd. (U.S. Shares)	47,470,884
		137,239,606
Drug Delivery Systems - 0.9%
981,230	Hospira, Inc.*,#	35,667,711
E-Commerce/Products - 0.3%
546,645	Submarino S.A.	11,167,742
E-Commerce/Services - 1.5%
878,280	eBay, Inc.*,#	28,219,136
981,380	IAC/InterActiveCorp*	30,403,153
		58,622,289
Electric - Generation - 0.6%
981,340	AES Corp.*,#	21,579,667
Electronic Components - Semiconductors - 4.6%
15,970,101	ARM Holdings PLC**	35,871,266
996,645	Microsemi Corp.*,#	19,534,242
54,307	Samsung Electronics Company, Ltd**.	35,215,258
1,435,405	SiRF Technology Holdings, Inc.*,#	40,363,588
1,631,420	Texas Instruments, Inc.#	49,236,255
		180,220,609
Electronic Forms - 1.1%
1,105,110	Adobe Systems, Inc.*,#	42,270,458
Energy - Alternate Sources - 0.6%
947,795	Suntech Power Holdings Company Ltd. (ADR)*,#	24,642,670
Entertainment Software - 2.6%
3,421,525	Activision, Inc.*,#	52,759,915
913,504	Electronic Arts, Inc.*,#	48,315,227
		101,075,142
Finance - Credit Card - 1.0%
645,045	American Express Co.	37,290,051
Finance - Investment Bankers/Brokers - 3.2%
774,590	JP Morgan Chase & Co.	36,746,550
414,925	Merrill Lynch & Company, Inc.#	36,272,744
1,277,835	optionsXpress Holdings, Inc.	39,715,111
213,480	UBS A.G. (U.S. Shares)**,#	12,774,643
		125,509,048
Finance - Mortgage Loan Banker - 0.9%
602,950	Fannie Mae	35,730,817
Food - Confectionary - 1.0%
739,600	Wm. Wrigley Jr. Co.#	38,422,220
Food - Retail - 1.6%
307,469	Metro A.G.**,#	18,271,313
670,410	Whole Foods Market, Inc.#	42,798,975
		61,070,288

See Notes to Schedules of Investments and Financial Statements.

26 Janus Growth Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Food - Wholesale/Distribution - 1.4%
1,518,615	Sysco Corp.#	$53,121,153
Independent Power Producer - 0.7%
530,665	NRG Energy, Inc.*,#	25,551,520
Industrial Automation and Robotics - 0.4%
250,595	Rockwell Automation, Inc.#	15,536,890
Insurance Brokers - 0.5%
653,095	Marsh & McLennan Companies, Inc.#	19,227,117
Internet Security - 0.7%
1,250,630	Check Point Software Technologies, Ltd. (U.S. Shares)*	25,913,054
Investment Management and Advisory Services - 0.7%
642,130	National Financial Partners Corp.	25,299,922
Medical - Biomedical and Genetic - 2.0%
549,815	Amgen, Inc.*,#	41,736,456
683,311	Celgene Corp.*	36,516,140
		78,252,596
Medical - Drugs - 3.6%
805,433	Cubist Pharmaceuticals, Inc.*	17,936,993
927,490	Merck & Company, Inc.	42,126,596
293,682	Roche Holding A.G.**	51,392,283
342,335	Sanofi-Aventis**,#	29,099,196
		140,555,068
Medical - Generic Drugs - 0.9%
1,033,429	Teva Pharmaceutical Industries, Ltd. (ADR)	34,072,154
Medical - HMO - 1.3%
1,035,982	Coventry Health Care, Inc.*	48,639,355
Medical - Nursing Homes - 0.9%
706,520	Manor Care, Inc.	33,905,895
Medical Instruments - 1.9%
381,390	Intuitive Surgical, Inc.*	37,826,260
1,024,000	St. Jude Medical, Inc.*,#	35,174,400
		73,000,660
Medical Products - 1.0%
686,420	Varian Medical Systems, Inc.*	37,657,001
Metal Processors and Fabricators - 1.3%
734,135	Precision Castparts Corp.#	49,965,228
Oil and Gas Drilling - 0.6%
795,430	Nabors Industries, Ltd.*	24,562,878
Oil Companies - Exploration and Production - 1.7%
350,215	Apache Corp.#	22,876,044
380,241	EnCana Corp.**	18,058,019
40,100	EnCana Corp. (U.S. Shares)**	1,904,349
337,285	EOG Resources, Inc.#	22,439,571
		65,277,983
Oil Companies - Integrated - 0.5%
488,700	Hess Corp.#	20,720,880
Oil Refining and Marketing - 1.1%
885,620	Reliance Industries, Ltd.	24,112,150
381,835	Valero Energy Corp.#	19,981,426
		44,093,576
Pharmacy Services - 0.8%
626,885	Caremark Rx, Inc.	30,861,549
Real Estate Operating/Development - 0.8%
8,817,000	CapitaLand, Ltd.#	30,866,296

Shares or Principal Amount		Value
Reinsurance - 1.1%
12,291	Berkshire Hathaway, Inc. - Class B*	$43,202,865
Respiratory Products - 0.9%
987,220	Respironics, Inc.*	34,868,610
Retail - Apparel and Shoe - 3.2%
593,775	Abercrombie & Fitch Co. - Class A	45,512,854
649,615	Industria de Diseno Textil S.A.**,#	31,058,414
963,925	Nordstrom, Inc.#	45,641,848
		122,213,116
Retail - Computer Equipment - 1.0%
789,195	GameStop Corp. - Class A*,#	40,296,297
Retail - Consumer Electronics - 0.5%
371,775	Best Buy Company, Inc.#	20,540,569
Retail - Drug Store - 1.2%
1,520,620	CVS Corp.	47,717,056
Retail - Regional Department Stores - 1.1%
1,000,160	Federated Department Stores, Inc.	43,917,026
Retail - Restaurants - 1.3%
1,138,755	Cheesecake Factory, Inc.*,#	32,169,828
328,095	Chipotle Mexican Grill, Inc. - Class A*	19,652,891
		51,822,719
Semiconductor Components/Integrated Circuits - 1.3%
2,891,245	Cypress Semiconductor Corp.*,#	48,544,004
Semiconductor Equipment - 1.0%
1,630,230	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	37,234,453
Soap and Cleaning Preparations - 0.5%
431,365	Reckitt Benckiser PLC**	18,769,310
Sugar - 0.4%
2,210,198	Bajaj Hindusthan, Ltd.	15,299,105
Telecommunication Equipment - Fiber Optics - 1.3%
2,398,165	Corning, Inc.*	48,994,511
Telecommunication Services - 0.3%
676,068	Time Warner Telecom, Inc. - Class A*,#	13,480,796
Television - 0.7%
2,684,941	British Sky Broadcasting Group PLC**,#	27,785,142
Therapeutics - 0.9%
608,063	United Therapeutics Corp.*	36,392,571
Tobacco - 1.2%
568,155	Altria Group, Inc.	46,208,046
Toys - 0.7%
1,102,222	Marvel Entertainment, Inc.*,#	27,941,328
Transportation - Services - 1.2%
613,685	United Parcel Service, Inc. - Class B	46,241,165
Transportation - Truck - 0.8%
660,260	Landstar System, Inc.#	30,662,474
Web Hosting/Design - 0.9%
489,627	Equinix, Inc.*	33,490,487
Web Portals/Internet Service Providers - 0.9%
1,358,415	Yahoo!, Inc.*,#	35,780,651
Wireless Equipment - 1.4%
1,523,320	QUALCOMM, Inc.	55,433,615
Total Common Stock (cost $3,451,281,454)		3,780,785,768

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 27

Janus Mercury Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Equity-Linked Structured Notes - 1.5%
Finance - Investment Bankers/Brokers - 1.5%
253,888	Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.) 0% (144A)§	$16,850,547
253,887	Merrill Lynch & Company, Inc. convertible, (Gilead Sciences, Inc.) 0% (144A)§	16,868,252
246,358	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	12,990,457
246,358	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	13,032,338
Total Equity-Linked Structured Notes (cost $53,820,076)		59,741,594
Money Market - 0.8%
31,179,000	Janus Institutional Cash Reserves Fund 5.21% (cost $31,179,000)	31,179,000
Other Securities - 16.2%
20,413,286	Foreign Bonds†	20,413,286
605,751,207	State Street Navigator Securities Lending Prime Portfolio†	605,751,207
Total Other Securities (cost $626,164,493)		626,164,493
Total Investments (total cost $4,162,445,023) – 116.0%		4,497,870,855
Liabilities, net of Cash, Receivables and Other Assets – (16.0)%		(620,873,710)
Net Assets – 100%		$3,876,997,145

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$18,916,467	0.4%
Bermuda	135,329,983	3.0%
Brazil	58,420,125	1.3%
Canada	47,672,682	1.1%
Cayman Islands	24,642,670	0.6%
France	29,099,196	0.6%
Germany	42,450,818	0.9%
India	39,411,255	0.9%
Israel	59,985,208	1.3%
Japan	93,010,246	2.1%
Mexico	30,913,304	0.7%
Netherlands	37,234,453	0.8%
Singapore	30,866,296	0.7%
South Korea	55,961,684	1.2%
Spain	31,058,414	0.7%
Switzerland	64,166,926	1.4%
United Kingdom	107,063,291	2.4%
United States††	3,591,667,837	79.9%
Total	$4,497,870,855	100.0%

††Includes Short-Term Securities and Other Securities (65.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 1/11/07	7,000,000	$13,358,014	$(492,714)
British Pound 3/15/07	13,000,000	24,811,528	(544,298)
Canadian Dollar 1/11/07	11,250,000	10,042,778	73,908
Euro 3/15/07	4,500,000	5,779,215	(93,240)
Euro 4/18/07	41,080,000	52,830,252	702,329
Japanese Yen 4/18/07	3,350,000,000	29,303,322	129,563
South Korean Won 3/15/07	20,650,000,000	22,025,492	(393,395)
Swiss Franc 1/11/07	34,300,000	27,779,083	393,402
Total		$185,929,684	$(224,445)

See Notes to Schedules of Investments and Financial Statements.

28 Janus Growth Funds October 31, 2006

Janus Orion Fund (unaudited)

Ticker: JORNX

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs
portfolio manager

Performance Overview

First, I would like to welcome the shareholders of Janus Olympus Fund, which was merged into Janus Orion Fund on October 31, 2006. Merging the more diversified Janus Olympus Fund into the non-diversified Janus Orion Fund allows me to better focus on uncovering, analyzing and valuing a focused list of the best stock opportunities. I hope to deliver consistently strong performance to earn your trust.

Before I cover the performance of the Fund during the period, I want to highlight three key differentiators for Janus Orion Fund. My goal with this is to give you a better understanding of what goes into selecting holdings for the Fund.

Invest with Conviction in a Focused Number of Stocks

Focusing our efforts on a select list of stocks is important. I believe a focused list of positions allows me to be a more effective portfolio manager. With a short list of companies, I can know each of the companies far better and build the conviction needed to take bigger positions. Making our best ideas bigger positions lets those ideas have a more meaningful impact on the portfolio – whether we are right and the stocks drive positive performance or we are wrong, and the stocks negatively impact performance. With a smaller number of stocks in the portfolio, I can help drive the research effort here at Janus and lead the discovery and analysis of important holdings in the Fund. The smaller list of owned names also forces a discipline – in order to buy a new position with an attractive potential risk/reward tradeoff, I generally have to find something with a less attractive potential risk/reward profile to sell. That process puts a high hurdle on new investments.

A simple rationale for investing in a smaller number of names is that selling my last best idea to buy more of the other, better risk/reward opportunities in the portfolio makes for what I believe to be a better set of investments. I follow that discipline until there is a portfolio of what I believe are the very best ideas. Of course, stock position sizes are determined by the potential risk/reward tradeoff and each stock's liquidity constraints. After considering the exposure I want to have to any sector or macro-economic risk, I usually end with at least 30 positions in the Fund.

The recent merger made the number of positions larger than I would like. Moving forward, I intend to work to reduce the number of holdings in the Fund and increase investment sizes in the best risk/reward opportunities, while being careful to sell down other positions at the best prices possible.

Focus on Companies with Long-Term Competitive Moats around Their Business

I believe that thinking about the long-term competitive positioning of the businesses the Fund owns is my strength and the strength of the entire Janus research team. Moreover, I believe taking advantage of the short-term myopia of many participants in the stock market could potentially lead to good investment results for the Fund.

The most attractive investment opportunities, in my opinion, lie in businesses that have superior long-term prospects because of their strong competitive positioning. Companies with fortress-like positioning and wide moats around their businesses have often outperformed the stock-market's expectations for revenue growth and profitability over the long term, especially when the moats were hard to identify. Sometimes the stock market misses these types of franchises and gives us the opportunity to own them at attractive prices.

Invest in the Best Opportunities Across All Market Capitalizations and Geographies

I have found that great companies and great investment opportunities aren't limited to any one size and, certainly, not to any one country. I won't limit the Fund's investment opportunities to fit any narrow style box. I believe that a bigger pond lets us find potentially better fish. Sometimes smaller capitalization stocks early in their life-cycle, which have substantial growth opportunities, are missed by the market and are available at attractive valuations. They can offer growth potential for the Fund for many years. Similarly, sometimes the large capitalization companies with the best moats around their businesses are consistently undervalued by the market because continued growth opportunities aren't readily apparent. Janus Orion Fund seeks to deliver performance in a variety of market environments by owning smaller emerging-growth companies,

Janus Growth Funds October 31, 2006 29

Janus Orion Fund (unaudited)

mid-sized companies with both wide moats and long-term growth opportunities, as well as more established companies that continue to demonstrate solid growth potential. While the U.S. economy is certainly a key driver of global growth in many industries, not all the best growth businesses are based in the U.S. Global leaders that happen to be based outside the U.S. can sometimes be purchased at valuations significantly cheaper than their U.S. comparables. I try to take advantage of that geographic arbitrage. Traveling to less-frequented locales has allowed us to identify and analyze companies our competitors may miss. Since I look to buy great growth companies at very attractive prices, looking where others aren't is a critical part of my investment strategy.
Performance Overview

The 12-month period ended October 31, 2006 was characterized by big swings in sentiment over the economy as energy prices and the housing markets both lost considerable steam. I am happy to report that Janus Orion Fund performed well for the period. The Fund was up 22.58% during the 12-month period ended October 31, 2006, versus a return of 11.39% for the Fund's primary benchmark, the Russell 3000® Growth Index, and a return of 16.34% for the S&P 500® Index, the Fund's secondary benchmark. Importantly, longer-term performance remains strong.

Holdings that Contributed to Performance

Some of the important contributors to the Fund's performance over the period demonstrated the importance of focusing on the long-term moats around companies, investing with conviction, and looking globally.

CapitalSource, a leading niche lender with particular strength lending to the healthcare and leveraged finance industries has been a big position in the Fund for many years and an important contributor. The company has built an infrastructure and team capable of dramatic growth and we believe their expertise enabled them to earn a higher yield than what is typical for business lenders. We believe their disciplined underwriting criteria enabled them to earn these higher yields without taking undue risk. The stock performed well as investor fears about credit risks abated and the company demonstrated that it could dramatically lower its tax structure through conversion to a tax-advantaged Real Estate Investment Trust. We continue to believe that the stock's price shows that many investors underestimate the strength of CapitalSource's competitive advantages in its niche markets.

Research In Motion is the Canadian leader in e-mail for mobile phones for businesses and consumers with its line of Blackberry phones and Blackberry enterprise servers. The holding was a strong positive contributor during the period. Research In Motion delivered strong results that confirmed the strength of customer demand for on-demand e-mail, and introduced some new products that we believe should continue to win new customers and upgrade spending from existing customers. We believe that the ecosystems companies build around their deployments of the Blackberry service provide a powerful barrier to competition and should enable the company to continue to expand its leading market position. While excitement about new handsets can drive short-term stock performance, we continue to believe that further entrenchment of the Blackberry enterprise server into the e-mail systems at corporations drives the long-term value of the company.

All America Latina Logistica was another important contributor. This is the only railroad for transporting Southern Brazil's crops to port. They are the low-cost alternative to trucks and are improving their operations and infrastructure in an attempt to dramatically expand their customer base to additional industries and capture more volume from the agricultural customers in their region. This management team has proven its ability to cut costs and improve operations. The company recently added an adjacent rail system north of its primary network. We believe they will be able to dramatically improve that network from both the revenue and cost sides of the business, driving rapid earnings growth. I can't imagine many businesses with a better long-term competitive moat than this monopoly rail concession. The growth prospects are strong as Brazil is making itself a breadbasket to the world in soy, corn and a number of other agricultural products.

Holdings that Detracted from Performance

XM Satellite Radio was a key detractor from performance. This is one of two satellite radio operators and we believe the long-term prospects for further penetration of satellite radio into autos and homes can drive dramatic revenue and cash-flow growth for the company. We liked the duopoly structure of its market. Unfortunately, the value of the company is extremely sensitive to the cost of customer acquisition and customer churn rates. Neither of those metrics met our expectations and we expect challenges on both metrics going forward, so we lowered our valuation of the business and sold the position.

30 Janus Growth Funds October 31, 2006

(unaudited)

Another detractor from performance during the period was Yahoo!. The company's stock has been under pressure due to concerns on two fronts. First, the market is concerned that portals like Yahoo! lose value as user-generated content on sites like YouTube and Friendster gains share of Internet audiences and eventually, Internet ad budgets. Second, the market worries that Yahoo!'s much-publicized efforts to improve its algorithm for revenue generation from its search platform will disappoint – a recent delay added fuel to the fire. Both concerns are valid, but we are convinced that Yahoo!'s assets remain among the best on the Internet and that the valuation of the stock misses both near-term and long-term growth opportunities.

Outlook

I remain optimistic that we can continue to identify great businesses at reasonable prices in our attempt to deliver strong results in varying economic environments. I look forward to updating you on the Fund's performance going forward.

Thank you for your investment in Janus Orion Fund.

Janus Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Global pharmaceutical company - U.S.	3.44%
CapitalSource, Inc. Loan provider to small- and medium-sized businesses - U.S.	2.51%
ABB, Ltd. Holding company - U.S.	2.08%
Research In Motion, Ltd. (U.S. Shares) Wireless solutions provider for mobile communications - Canada	1.71%
America Movil S.A. de C.V. - Series L (ADR) Wireless communications services provider - Mexico	1.60%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(1.01)%
XM Satellite Radio Holdings, Inc. - Class A Audio entertainment provider - U.S.	(0.69)%
National Financial Partners Corp. Independent distributor of financial services products - U.S.	(0.54)%
CNET Networks, Inc. Internet content provider - U.S.	(0.50)%
United Therapeutics Corp. Vascular pharmaceutical developer - U.S.	(0.41)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Technology Hardware & Equipment	3.00%	5.41%	10.21%
Pharmaceuticals & Biotechnology	2.97%	11.04%	10.22%
Transportation	2.34%	5.45%	2.21%
Retailing	2.09%	8.05%	6.34%
Capital Goods	2.08%	3.21%	11.04%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Media	(0.99)%	1.22%	3.03%
Software & Services	(0.39)%	4.71%	10.52%
Food & Staples Retailing	(0.13)%	0.15%	3.25%
Other*	(0.07)%	0.18%	0.00%
Utilities	0.00%	0.00%	0.85%

* Industry not classified by Global Industry Classification Standard

Janus Growth Funds October 31, 2006 31

Janus Orion Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
Dade Behring Holdings, Inc. Diagnostic Kits	5.1%
ABB, Ltd. Engineering - Research and Development Services	4.8%
Celgene Corp. Medical - Biomedical and Genetic	4.7%
CapitalSource, Inc. REIT - Mortgages	4.7%
Roche Holding A.G. Medical - Drugs	3.4%
22.7%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 9.7% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

32 Janus Growth Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Since Inception*
Janus Orion Fund	22.58%		12.91%		(0.66)%
Russell 3000® Growth Index	11.39%		4.48%		(5.91)%
S&P 500® Index	16.34%		7.26%		0.79%
Lipper Quartile	1	st	1	st	2	nd
Lipper Ranking - based on total return for Multi-Cap Growth Funds	6/495		15/332		76/255

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – June 30, 2000

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Effective October 31, 2006, Janus Olympus Fund merged with Janus Orion Fund and therefore, Janus Olympus Fund is no longer available for purchase.

The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil. This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Returns have sustained significant gains due to market volatility in the financials and healthcare sectors.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,001.10	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

*Expenses are equal to the annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2006 33

Janus Orion Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 86.4%
Advertising Sales - 1.1%
609,160	Lamar Advertising Co.*	$35,136,349
Agricultural Chemicals - 1.8%
460,005	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)#	57,454,625
Airlines - 0.2%
188,560	Copa Holdings S.A. - Class A (U.S. Shares)	7,146,424
Automotive - Cars and Light Trucks - 1.5%
519,494	BMW A.G.	29,829,913
1,570,600	Nissan Motor Company, Ltd.	18,814,164
		48,644,077
Beverages - Wine and Spirits - 2.7%
9,646,309	Davide Campari - Milano S.P.A.	88,274,604
Building - Residential and Commercial - 0.6%
435,370	Desarrolladora Homex S.A. (ADR)*,#	19,112,743
Casino Hotels - 1.0%
424,465	Harrah's Entertainment, Inc.	31,550,483
Casino Services - 0.7%
754,285	Scientific Games Corp. - Class A*,#	21,142,609
Cellular Telecommunications - 3.3%
2,459,775	America Movil S.A. de C.V. - Series L (ADR)	105,450,554
Chemicals - Specialty - 0.8%
479,735	Cytec Industries, Inc.#	26,572,522
Commercial Banks - 0.9%
292,690	Banco Macro Bansud S.A. (ADR)	6,617,721
5,862,695	Finansbank A.S.*	23,132,953
		29,750,674
Commercial Services - 2.7%
872,928	CoStar Group, Inc.*	41,333,141
613,390	Iron Mountain, Inc.*,#	26,602,724
1,280,400	Park24 Company, Ltd.	18,633,156
		86,569,021
Computers - 3.7%
1,102,700	Apple Computer, Inc.*	89,406,916
262,990	Research In Motion, Ltd. (U.S. Shares)*	30,896,065
		120,302,981
Data Processing and Management - 1.1%
1,054,395	NAVTEQ Corp.*,#	35,005,914
Diagnostic Kits - 5.1%
4,536,501	Dade Behring Holdings, Inc.£	165,264,731
Diversified Minerals - 0.9%
1,282,858	Companhia Vale do Rio Doce - Preference Shares	27,640,004
E-Commerce/Products - 0.7%
470,460	Submarino S.A.	9,611,312
319,605	Submarino S.A. (GDR) (144A)	13,080,186
		22,691,498
E-Commerce/Services - 0.8%
793,229	IAC/InterActiveCorp*	24,574,234
Electronic Measuring Instruments - 2.6%
1,799,780	Trimble Navigation, Ltd.*	83,185,832
Engineering - Research and Development Services - 4.8%
10,494,195	ABB, Ltd.	156,056,917

Shares or Principal Amount		Value
Entertainment Software - 0.9%
560,380	Electronic Arts, Inc.*	$29,638,498
Finance - Credit Card - 0.7%
644,600	Credit Saison Company, Ltd.	23,313,736
Finance - Investment Bankers/Brokers - 4.3%
200,725	Goldman Sachs Group, Inc.	38,095,598
465,765	Merrill Lynch & Company, Inc.	40,717,176
715,159	optionsXpress Holdings, Inc.	22,227,142
662,549	UBS A.G.	39,570,267
		140,610,183
Finance - Other Services - 2.7%
122,850	Chicago Mercantile Exchange Holdings, Inc.	61,547,850
1,141,845	MarketAxess Holdings, Inc.*	12,845,756
4,866,000	Singapore Exchange, Ltd.	14,065,391
		88,458,997
Food - Retail - 1.9%
967,709	Whole Foods Market, Inc.	61,778,543
Hazardous Waste Disposal - 0.7%
334,263	Stericycle, Inc.*,#	23,635,737
Investment Management and Advisory Services - 1.6%
1,311,715	National Financial Partners Corp.	51,681,571
Medical - Biomedical and Genetic - 4.7%
2,871,162	Celgene Corp.*	153,434,897
Medical - Drugs - 3.4%
631,587	Roche Holding A.G.	110,523,283
Medical - Generic Drugs - 1.8%
1,750,945	Teva Pharmaceutical Industries, Ltd. (ADR)	57,728,657
Medical - HMO - 0%
21,043	Coventry Health Care, Inc.*	987,969
Medical Instruments - 1.4%
464,066	Intuitive Surgical, Inc.*	46,026,066
Medical Products - 1.3%
797,305	Varian Medical Systems, Inc.*	43,740,152
Multi-Line Insurance - 1.0%
631,735	Assurant, Inc.#	33,267,165
Printing - Commercial - 2.5%
2,618,272	VistaPrint, Ltd.*,#,£	81,899,548
REIT - Mortgages - 4.7%
5,467,752	CapitalSource, Inc.#	151,675,440
Retail - Apparel and Shoe - 2.5%
1,719,060	Nordstrom, Inc.	81,397,491
Semiconductor Components/Integrated Circuits - 0.5%
884,580	Cypress Semiconductor Corp.*,#	14,852,098
Soap and Cleaning Preparations - 0.8%
627,040	Reckitt Benckiser PLC**	27,283,411
Steel - Specialty - 0.3%
291,453	Companhia Siderurgica Nacional S.A. (ADR)#	9,084,590
Storage and Warehousing - 0.9%
863,870	Mobile Mini, Inc.*,#	27,790,698
Telecommunication Services - 1.3%
1,110,915	NeuStar, Inc. - Class A*	32,460,937
561,095	Time Warner Telecom, Inc. - Class A*,#	11,188,234
		43,649,171

See Notes to Schedules of Investments and Financial Statements.

34 Janus Growth Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Therapeutics - 1.0%
565,925	United Therapeutics Corp.*	$33,870,611
Transportation - Marine - 0.5%
329,590	Alexander & Baldwin, Inc.#	15,171,028
Transportation - Railroad - 0.6%
2,171,200	All America Latina Logistica (GDR)	18,959,346
Transportation - Services - 2.2%
33,391	C.H. Robinson Worldwide, Inc.	1,393,740
612,825	FedEx Corp.	70,192,976
		71,586,716
Web Hosting/Design - 0.7%
313,855	Equinix, Inc.*	21,467,682
Web Portals/Internet Service Providers - 2.5%
3,027,770	Yahoo!, Inc.*,#	79,751,462
Wireless Equipment - 2.0%
1,397,680	Crown Castle International Corp.*,#	47,031,932
533,800	QUALCOMM, Inc.	19,424,982
		66,456,914
Total Common Stock (cost $2,217,564,506)		2,801,248,456
Preferred Stock - 0.8%
Electronic Components - Semiconductors - 0.8%
51,059	Samsung Electronics Company, Ltd. (cost $20,030,972)	24,764,089
Money Markets - 1.7%
37,281,590	Janus Institutional Cash Reserves Fund, 5.21%	37,281,590
18,591,901	Janus Money Market Fund, 5.25%	18,591,901
Total Money Markets (cost $55,873,491)		55,873,491
Other Securities - 5.3%
171,316,440	State Street Navigator Securities Lending Prime Portfolio† (cost $171,316,440)	171,316,440
Total Investments (total cost $2,464,785,409) – 94.2%		3,053,202,476
Cash, Receivables and Other Assets, net of Liabilities – 5.8%		189,899,490
Net Assets – 100%		$3,243,101,966

Summary of Investments by Country

Country	Value	% of Investment Securities
Argentina	$6,617,721	0.2%
Bermuda	81,899,548	2.7%
Brazil	78,375,438	2.6%
Canada	88,350,690	2.9%
Germany	29,829,913	1.0%
Israel	57,728,657	1.9%
Italy	88,274,604	2.9%
Japan	60,761,056	2.0%
Mexico	124,563,297	4.1%
Panama	7,146,424	0.2%
Singapore	14,065,391	0.5%
South Korea	24,764,089	0.8%
Switzerland	306,150,467	10.0%
Turkey	23,132,953	0.8%
United Kingdom	27,283,411	0.9%
United States††	2,034,258,817	66.5%
Total	$3,053,202,476	100.0%

††Includes Short-Term Securities and Other Securities (59.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 1/11/07	4,600,000	$8,778,123	$(323,783)
British Pound 3/14/07	400,000	763,431	(23,059)
Total		$9,541,554	$(346,842)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 35

Janus Triton Fund (unaudited)

Ticker: JATTX

Fund Snapshot

A growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

Performance Overview

This represents the first of many annual letters that we plan on writing to you, and we welcome the opportunity to discuss the performance of the Fund, our investment philosophy, and our outlook for the future. We hope you will gain an understanding of our commitment to generating long-term returns for shareholders and the process we will use in an effort to generate these returns. We would like to emphasize at the start that we also have investments in the Fund and, therefore, our interests are closely aligned with yours.

During the 12 months ended October 31, 2006 the Fund advanced 21.06% and outperformed its benchmark, the Russell 2500TM Growth Index, which returned 15.56%. Although a fund's performance for very short time periods is not indicative of future results, we are happy to report that performance during the four months in which we managed the Fund was equally strong. Over the four-month period ending October 31, 2006 the Fund advanced 8.27%, outpacing the Russell 2500TM Growth Index, which returned 4.67%.

Investment Philosophy

We are analysts at heart and plan on continuing to personally cover many of the stocks owned by the Fund. Research excites us and we wouldn't be comfortable simply waiting for ideas to flow over the transom. Instead, we plan on being intimately involved in discovering and researching new ideas for the Fund. As both portfolio managers and analysts of Janus Triton Fund, we have a more acute sense of accountability which has caused us to redouble our research efforts. All too often, blame for bad ideas can be unfairly heaped on analysts while praise for good ideas can be misplaced on portfolio managers. Our roles eliminate this tendency to misappropriate accountability. In fact, as of October 31, 2006, approximately 50% of the assets in the Fund are in stocks covered by the two of us.

Our investment philosophy is straightforward: we seek to buy and hold quality small- and mid-cap growth companies that have sustainable competitive advantages and growth prospects not accurately reflected in the companies' share prices. There are four components of this philosophy that deserve emphasis. First, our investment horizon is long-term, meaning that we will avoid making reactionary decisions based on short-term data-points that are immaterial to the investment thesis. We are big believers in the power of compounding and will avoid taking large risks to generate unsustainable short-term performance. Second, we intend to direct all of our resources to the small- and mid-cap growth universe, where there are always exciting growth companies. Many of these small- and mid-cap companies are undiscovered and offer potential returns well in excess of the returns expected for well-understood large-cap companies. As an added benefit, we think covering smaller companies is more fun. Third, we look for those special companies that have some combination of a sustainable competitive advantage, a strong management team, and an attractive business model. In short, we are looking for companies that, if we had the option, we would like to own outright. And fourth, valuation plays an incredibly important role in our analysis. If we believe that the growth prospects, the quality of the company, and the magnitude of competitive advantage are fully reflected in a company's share price we will typically sell the position or, if it's a new idea under consideration, wait for a better price to start a position.

We intend to put this philosophy into practice through disciplined portfolio construction. We have set limits on individual position sizes and sector weights that should reduce risk and enhance long-term returns. Having followed small- and mid-cap companies for a combined 11 years, we are well aware that managing risk is as important as selecting stocks.

Investments in Media and Transportation Sectors Boosted Performance

Media was the worst performing sector in the Russell 2500TM Growth Index during the period. Despite this, our investments in the sector performed especially well. The standout was Focus Media, a Chinese advertising company that installs flat panel displays in public locations in major cities throughout China. As the advertising market in China has grown rapidly, Focus Media has done an excellent job capitalizing on this demand by increasing both the number of advertisers on its network and the rate that these advertisers pay. The Chinese

36 Janus Growth Funds October 31, 2006

(unaudited)

advertising market is still in its infancy, but as Focus Media's stock price appreciated towards our target and eventually exceeded it we decided to sell the position entirely. Focus Media returned approximately 121% for the Fund during the 12-months ended October 31, 2006, despite the media sector losing nearly 5%. Focus Media is proof that there are always exciting small-cap companies to invest in regardless of the direction the market or a specific sector is heading.

The transportation sector performed well during the year and our overweight position combined with our individual stock selection helped contribute to overall performance. Horizon Lines, one of our top positions, delivered a 113% gain. Horizon Lines is the dominant Jones Act carrier in the U.S., with nearly 40% market share and a presence in all three major trade lanes including Hawaii, Alaska, and Puerto Rico. Enacted in 1920, the Jones Act requires that goods carried between United States ports be transported on U.S.-flagged vessels that are built in the U.S. and owned by U.S. citizens. Horizon Lines' leading position in the market has enabled the company to deliver 19 consecutive quarters of adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) growth and an overall Compound Annual Growth Rate (CAGR) of 25% over the past 5 years. In addition, Horizon recently received a tax benefit from the 2004 American Jobs Creation Act, resulting in permanent tax savings that should contribute to even better cash flow generation in the future. Our outlook remains favorable given steady volume growth, a rational industry structure, and continued asset utilization improvements.

March Networks and Volcom Detracted from Performance

March Networks provides Internet protocol (IP)-based digital video solutions. In early 2006 the previous manager of the Fund determined that the market for IP video surveillance was growing rapidly and that March Networks was gaining share.

However, the competitive environment changed materially in the first quarter of 2006 when Cisco acquired one of March Networks' competitors. This event, combined with fears that one of the company's large customers would search for a second supplier, resulted in a significant decline in the share price. The purchase of March Networks' stock proved ill-timed and the position was liquidated before we assumed management of the Fund.

Volcom is a clothing wholesaler that manufactures surf apparel ranging from board shorts to sandals. The company has had spotty execution since going public in the middle of 2005 and we made the mistake of assuming that the existing management team would be able to improve the consistency of results. In the middle of 2006, management announced on an earnings call that they were seeing a significant slowdown in orders from their largest customer, who represented nearly a quarter of Volcom's total revenues. This bad news, along with negative feedback from other companies that operate in the surf apparel industry, convinced us that our original investment thesis was wrong. Therefore, we sold the stock and reallocated the money to what we considered to be better ideas.

Summary

We are grateful for the opportunity to manage Janus Triton Fund. We believe that we have all the ingredients necessary to generate solid investment results on both an absolute and relative basis: a well thought out investment philosophy; a process that seeks to control risk; a talented, stable, and hard working team of research analysts; and virtually unlimited resources to conduct research. The past year has shown that the small- and mid-cap markets can be volatile, but we remain optimistic that we can continue to find great companies at attractive valuations independent of the macro environment.

Thank you for your investment in Janus Triton Fund.

Janus Growth Funds October 31, 2006 37

Janus Triton Fund (unaudited)

Janus Triton Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Focus Media Holding, Ltd. (ADR) Out-of-home advertising network operator - China	2.70%
Horizon Lines, Inc. - Class A Container shipping and logistics services provider - U.S.	1.89%
Trimble Navigation, Ltd. Designer, manufacturer, and marketer of electronic navigation products - U.S.	1.81%
Equinix, Inc. Internet exchange services provider - U.S.	1.73%
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	1.70%

5 Largest Detractors from Performance – Holdings

Contribution
March Networks Corp. Internet protocol-based digital video surveillance producer - Canada	(1.48)%
51job, Inc. (ADR) Integrated human resource services provider - China	(0.70)%
Hikari Tsushin, Inc. Communications and technology distributor - Japan	(0.65)%
optionsXpress Holdings, Inc. Stock and options brokerage services provider - U.S.	(0.63)%
Volcom, Inc. Clothing manufacturer - U.S.	(0.53)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500(TM) Growth Index Weighting
Transportation	4.01%	6.85%	2.51%
Retailing	3.30%	10.66%	6.44%
Media	2.94%	2.72%	2.28%
Communications Services & Supplies	2.08%	8.52%	4.94%
Healthcare Equipment & Services	1.72%	10.69%	11.08%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500(TM) Growth Index Weighting
Consumer Durables & Apparel	(1.06)%	2.98%	2.80%
Software & Services	(0.82)%	9.74%	10.43%
Materials	(0.49)%	1.01%	3.87%
Food & Staples Retailing	(0.35)%	0.74%	0.34%
Consumer Services	(0.28)%	2.21%	5.18%

38 Janus Growth Funds October 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
Varian Medical Systems, Inc. Medical Products	3.4%
Equinix, Inc. Web Hosting/Design	3.0%
VistaPrint, Ltd. Printing - Commercial	2.3%
Horizon Lines, Inc. - Class A Transportation - Marine	2.2%
MarketAxess Holdings, Inc. Finance - Other Services	2.1%
13.0%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

Janus Growth Funds October 31, 2006 39

Janus Triton Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Since Inception*
Janus Triton Fund	21.06%		17.70%
Russell 2500(TM) Growth Index	15.56%		10.89%
Lipper Quartile	1	st	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	41/561		16/515

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 25, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, total return would have been lower.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Effective at the close of the New York Stock Exchange on June 30, 2006, Blaine Rollins is no longer the portfolio manager of Janus Triton Fund, and Chad Meade and Brian Schaub are now the Fund's co-managers.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$953.40	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

40 Janus Growth Funds October 31, 2006

Janus Triton Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.3%
Advertising Sales - 1.5%
28,993	Lamar Advertising Co.*	$1,672,316
Aerospace and Defense - 1.7%
78,175	TransDigm Group, Inc.*	1,877,764
Applications Software - 0.5%
37,545	Red Hat, Inc.*	614,987
Auction House - Art Dealer - 1.1%
22,350	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	1,218,746
Audio and Video Products - 2.1%
109,350	DTS, Inc.*	2,338,997
Building Products - Doors and Windows - 1.0%
73,430	PGT, Inc.*	1,087,498
Casino Hotels - 0.8%
14,175	Station Casinos, Inc.	854,753
Commercial Banks - 1.1%
24,310	Westamerica Bancorporation	1,211,854
Commercial Services - 1.8%
43,450	CoStar Group, Inc.*	2,057,358
Commercial Services - Finance - 3.0%
66,280	Bankrate, Inc.*	2,117,646
35,230	Jackson Hewitt Tax Service, Inc.	1,218,958
		3,336,604
Communications Software - 1.0%
126,620	InPhonic, Inc.*	1,161,105
Computer Services - 2.4%
49,785	Ceridian Corp.*	1,173,432
44,630	IHS, Inc. - Class A*	1,542,860
		2,716,292
Computer Software - 0.6%
75,980	Omniture, Inc.*	689,898
Consulting Services - 2.4%
19,470	Advisory Board Co.*	1,075,133
17,815	Corporate Executive Board Co.	1,600,144
		2,675,277
Cosmetics and Toiletries - 0.5%
20,235	Bare Escentuals, Inc.*	619,798
Data Processing and Management - 1.8%
61,330	NAVTEQ Corp.*	2,036,156
Distribution/Wholesale - 2.4%
27,915	MWI Veterinary Supply, Inc.*	935,432
62,665	NuCo2, Inc.*	1,753,366
		2,688,798
Diversified Operations - 1.4%
3,134,289	Polytec Asset Holdings, Ltd.*,§	947,073
12,735	Roper Industries, Inc.	609,370
		1,556,443
Electronic Components - Semiconductors - 3.1%
31,680	Microsemi Corp.*	620,928
40,478 Silicon-On-Insulator Technologies	(SOITEC)*	1,199,084
59,155	SiRF Technology Holdings, Inc.*	1,663,438
		3,483,450

Shares or Principal Amount		Value
Electronic Measuring Instruments - 1.5%
36,997	Trimble Navigation, Ltd.*	$1,710,001
Enterprise Software/Services - 1.9%
115,740	Omnicell, Inc.*	2,167,810
Filtration and Separations Products - 0.6%
17,730	Donaldson Company, Inc.	665,762
Finance - Other Services - 3.1%
20,560	International Securities Exchange, Inc.	1,055,756
211,365	MarketAxess Holdings, Inc.*	2,377,855
		3,433,611
Food - Retail - 1.0%
61,785	Wild Oats Markets, Inc.*	1,110,894
Hazardous Waste Disposal - 1.4%
21,990	Stericycle, Inc.*	1,554,913
Hotels and Motels - 0.9%
16,055	Four Seasons Hotels, Inc.	1,029,768
Human Resources - 1.2%
47,010	Resources Connection, Inc.*	1,360,469
Internet Content-Entertainment - 0.7%
116,460	Harris Interactive, Inc.*	777,953
Medical - Biomedical and Genetic - 0.5%
14,880	Alexion Pharmaceuticals, Inc.*	555,917
Medical - Drugs - 2.8%
23,510	Adams Respiratory Therapeutics, Inc.*	1,013,281
39,785	Adolor Corp.*	545,452
45,900	Cubist Pharmaceuticals, Inc.*	1,022,193
11,965	New River Pharmaceuticals, Inc.*	608,540
		3,189,466
Medical Instruments - 3.9%
51,270	CONMED Corp.*	1,137,681
19,535	Intuitive Surgical, Inc.*	1,937,481
31,285	Ventana Medical Systems, Inc.*	1,263,601
		4,338,763
Medical Products - 3.4%
69,890	Varian Medical Systems, Inc.*	3,834,164
Office Furnishings - Original - 1.6%
93,200	Knoll, Inc.	1,845,360
Oil and Gas Drilling - 1.2%
54,825	Helmerich & Payne, Inc.	1,313,059
Oil Companies - Exploration and Production - 1.8%
38,610	Carrizo Oil & Gas, Inc.*	1,102,702
337,825	Gasco Energy, Inc.*	908,749
		2,011,451
Physician Practice Management - 2.3%
37,625	Healthways, Inc.*	1,593,419
21,710	Pediatrix Medical Group, Inc.*	975,430
		2,568,849
Printing - Commercial - 2.3%
83,425	VistaPrint, Ltd.*	2,609,534
Publishing - Newspapers - 0.5%
25,910	GateHouse Media, Inc.	555,770
Real Estate Operating/Development - 1.2%
25,105	St. Joe Co.	1,350,147

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 41

Janus Triton Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Recreational Vehicles - 1.1%
27,935	Polaris Industries, Inc.	$1,196,177
REIT - Mortgages - 1.2%
47,699	CapitalSource, Inc.	1,323,170
Respiratory Products - 1.7%
52,975	Respironics, Inc.*	1,871,077
Retail - Apparel and Shoe - 1.9%
27,810	Abercrombie & Fitch Co. - Class A	2,131,637
Retail - Computer Equipment - 1.1%
11,143	GameStop Corp. - Class A*	568,962
13,720	GameStop Corp. - Class B*	682,570
		1,251,532
Retail - Convenience Stores - 0.3%
21,295	Susser Holdings Corp.*	387,569
Retail - Discount - 0.4%
36,310	Fred's, Inc.	474,935
Retail - Gardening Products - 1.5%
33,750	Tractor Supply Co.*	1,634,175
Retail - Music Store - 0.5%
13,010	Guitar Center, Inc.*	564,244
Retail - Petroleum Products - 1.9%
49,975	World Fuel Services Corp.	2,149,925
Retail - Restaurants - 1.1%
19,845	Chipotle Mexican Grill, Inc. - Class A*	1,188,716
Retail - Sporting Goods - 1.9%
64,305	Zumiez, Inc.*	2,113,062
Schools - 1.0%
9,585	Strayer Education, Inc.	1,084,255
Semiconductor Components/Integrated Circuits - 1.4%
92,805	Cypress Semiconductor Corp.*	1,558,196
Telecommunication Equipment - 0.1%
5,140	Optium Corp.*	104,085
Telecommunication Services - 4.5%
68,740	NeuStar, Inc. - Class A*	2,008,582
42,230	SAVVIS, Inc.*	1,312,931
85,260	Time Warner Telecom, Inc. - Class A*	1,700,084
		5,021,597
Therapeutics - 0.9%
12,540	Amylin Pharmaceuticals, Inc.*	551,258
26,390	Nuvelo, Inc.*	486,632
		1,037,890
Transactional Software - 0.9%
64,945	Innerworkings, Inc.*	970,928
Transportation - Equipment and Leasing - 0.5%
12,890	GATX Corp.	561,617
Transportation - Marine - 2.2%
105,840	Horizon Lines, Inc. - Class A	2,471,364
Transportation - Services - 1.4%
60,485	UTi Worldwide, Inc. (U.S. Shares)	1,563,537
Transportation - Truck - 1.9%
45,540	Landstar System, Inc.	2,114,878
Veterinary Diagnostics - 0.9%
31,570	VCA Antech, Inc.*	1,021,921

Shares or Principal Amount		Value
Web Hosting/Design - 3.0%
49,005	Equinix, Inc.*	$3,351,942
Wireless Equipment - 2.0%
84,335	SBA Communications Corp. - Class A*	2,252,588
Total Common Stock (cost $104,294,205)		111,282,772
Money Market - 0.7%
752,000	Janus Money Market Fund, 5.25% (cost $752,000)	752,000
Total Investments (total cost $105,046,205) – 100.0%		112,034,772
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(41,353)
Net Assets – 100%		$111,993,419

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,609,534	2.3%
Canada	2,248,514	2.0%
Cayman Islands	947,073	0.8%
France	1,199,084	1.1%
United Kingdom	1,563,537	1.4%
United States ††	103,467,030	92.4%
Total	$112,034,772	100.0%

††Includes Short-Term Securities (91.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

42 Janus Growth Funds October 31, 2006

Janus Twenty Fund (unaudited) (closed to new investors)

Ticker: JAVLX

Fund Snapshot

This focused growth fund invests primarily in a core group of 20-30 companies, including many market leaders whose products and services are being used more often every day.

Scott Schoelzel
portfolio manager

Performance Overview

As we enter our tenth year together I would like to first and foremost thank each of you for your continued investment and confidence in Janus Twenty Fund; it continues to be a genuine honor to manage your investment in the Fund.

For the fiscal year ended October 31, 2006, Janus Twenty Fund returned 11.35%. For the same one-year period the Fund's primary benchmark, the Russell 1000® Growth Index, returned 10.84%, and the Fund's secondary benchmark, the S&P 500® Index, returned 16.34%. These returns placed Janus Twenty Fund in the top 14% of all Lipper Large-Cap Growth Funds for the period. When these returns are added to the returns generated in years past, the 10-year performance record of Janus Twenty Fund is something we are proud of and is detailed in the chart below:

As of 10/31/06	One Year	Three Years	Five Years	Ten Years
Janus Twenty Fund	11.35%	16.11%	8.33%	9.81%
Russell 1000® Growth Index	10.84%	7.63%	4.07%	5.76%
Lipper Quartile (Rank based on total Returns for Lipper Large-Cap Growth Funds)	1st (99 out of 711)	1st (1 out of 608)	1st (9 out of 488)	1st (1 out of 173)

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end. Total return includes reinvestment of dividends and capital gains.

Stewardship

Returns only tell part of the story. We continue to be vigilant in our stewardship of the Fund. Continuing a long established trend, Janus Twenty Fund's portfolio turnover rate was 41% versus a peer average of 87%, which contributed to maintaining the Fund's low overall operating expenses of 0.88% when compared to its peer group average of 1.45%. Finally, as has been the case for many years, in addition to being the Fund's portfolio manager, I am also among its investors, side by side with each of you.

What Went Right

The single biggest contributor to Janus Twenty Fund's performance during the period was our continued investment in Celgene. In last year's letter we introduced investors to Celgene and its raw potential. This year I would like to focus on Janus' continued management of our position in Celgene because it embodies many aspects of what I believe distinguishes Janus from its competitors.

Celgene was identified a few years ago as a potential investment for Janus Twenty Fund. After a thorough analysis, we developed an investment thesis and initiated a "starter" position in the Fund. In any investment, particularly one which has the investment community sharply divided, there are times in the journey when our thesis and/or confidence are thoroughly tested. There is always a myriad of sometimes conflicting, and sometimes incomplete data that need to be deciphered, analyzed and responded to over time. As Celgene proceeded to reach a number of operating milestones, most notably the approval of its cancer-fighting drug Revlimid, which treats a number of leukemia-like blood disorders, we opportunistically added to our position. The credit goes to our healthcare team of analysts who correctly interpreted many of the intermittent data points, incorporating them into more accurate forecasts for the prospects of the company and reinforcing our conviction to both hold and, in some instances, add to our investment in the company. The end result, while not always typical, has been an investment that has appreciated close to 91% this past year, while at the same time the broader biotechnology index has risen 20%.

Similar to our position in Celgene, our multi-year investment in Research In Motion, maker of the wildly popular "Blackberry" mobile computing device, is one that relied heavily on the prowess of our analysts. Like Celgene, the investment in Research In Motion was somewhat controversial. We studied the opportunity carefully and initiated a "starter" position. Of particular concern, though, was the eventual outcome of a highly visible, albeit somewhat misunderstood, patent lawsuit. In addition to our own research, we enlisted the assistance of a number of patent attorneys, who together with other third party intellectual property experts led us to believe that the likely outcome would be a far reaching financial settlement. As the controversy swirled, we took the opportunity to add to our position and, in the end, our analysis proved correct; the issue was resolved financially and the company continued to thrive in the marketplace.

In both of the examples detailed above we took a "non-consensus" view of an investment opportunity and had confidence and conviction in our analysts' work, which allowed us to opportunistically build meaningful investment positions that culminated in profitable investments for our investors. While results like these are not a guarantee of future performance and are not always typical of holdings in the

Janus Growth Funds October 31, 2006 43

Janus Twenty Fund (unaudited)

Fund, in short, it's the DNA of Janus' research process that made the difference.

What Went Wrong

In our semiannual letter in April, we discussed our decision to reduce our holdings in a couple of the Fund's long-held positions, UnitedHealth Group and eBay. Both companies had contributed outsized gains to the Fund's investors over the years. We began to sell both positions in the first half of this fiscal year and continued to do so over the past six-month period, and as of this writing, we no longer owned either stock. Although both of these investments hurt the Fund's performance during this reporting period, they delivered sizeable gains over the entire time we owned these positions.

Our investment in the "oil complex" has also hurt the Fund's returns this past year. We initiated an investment in a number of companies in the oil sector in early calendar year 2005. Since their inception, these investments have contributed positively to the Fund's performance. However, during the past year, particularly in August and September, these positions lost value. Prior to and during this time we modestly reduced our positions in the energy sector. We specifically sold or cut back our positions in Exxon Mobil, BP, EnCana, ConocoPhillips and Apache. We are still overweight the energy sector and continue to believe that as the world's demand for oil continues to grow, the world's energy complex, as it's currently sized today, will have a tough time keeping up with demand. This would likely result in a generally firm bid under energy prices.

Outlook

As we discussed in our last two investor letters, we have been looking for the headwinds of higher interest rates and higher energy prices to begin to abate; this finally appears to be happening. Historically, this is an environment that has been favorable to financial assets. I believe valuations in the largest capitalization stocks are just as attractive as they have been over the past 3 to 4 years, and there are some very exciting companies being built at the low end of the large capitalization universe. I am confident that our research-centric investment process is sound, and I credit the entire research and portfolio management team for the Fund's results.

Thank you for your continued investment and confidence in Janus Twenty Fund.

Janus Twenty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Global pharmaceutical company - U.S.	2.99%
Research In Motion, Ltd. (U.S. Shares) Wireless solutions provider for mobile communications - U.S.	1.89%
Goldman Sachs Group, Inc. Investment banking and securities firm - U.S.	1.49%
Google, Inc. - Class A Web-based search engine provider - U.S.	1.37%
Syngenta A.G. Agricultural chemicals company - Switzerland	1.17%

5 Largest Detractors from Performance – Holdings

Contribution
UnitedHealth Group, Inc. Organized health systems company - U.S.	(1.07)%
Alcon, Inc. (U.S. Shares) Optical product company - Switzerland	(0.69)%
Genentech, Inc. Biotechnology company - U.S.	(0.63)%
eBay, Inc. Online marketplace - U.S.	(0.58)%
ConocoPhillips International, integrated energy company - U.S.	(0.51)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Pharmaceuticals & Biotechnology	3.81%	17.86%	10.28%
Materials	2.55%	6.18%	2.28%
Diversified Financials	2.03%	4.16%	4.17%
Technology Hardware & Equipment	1.93%	6.51%	10.52%
Banks	1.14%	4.96%	0.91%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Healthcare Equipment & Services	(1.98)%	7.81%	8.50%
Consumer Durables & Apparel	(0.18)%	1.99%	1.48%
Utilities	(0.04)%	0.26%	0.93%
Transportation	0.00%	0.00%	2.16%
Telecommunications Services	0.00%	0.00%	0.73%

44 Janus Growth Funds October 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
Celgene Corp. Medical - Biomedical and Genetic	5.3%
Roche Holding A.G. Medical - Drugs	5.0%
Google, Inc. - Class A Web Portals/Internet Service Providers	4.9%
Wells Fargo & Co. Super-Regional Banks	4.8%
ConocoPhillips Oil Companies - Integrated	4.8%
24.8%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

Janus Growth Funds October 31, 2006 45

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Twenty Fund	11.35%		8.33%		9.81%		13.33%
Russell 1000® Growth Index	10.84%		4.07%		5.76%		11.23%
S&P 500® Index	16.34%		7.26%		8.64%		12.63%
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	99/711		9/488		1/173		1/39

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – April 30, 1985

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,036.20	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46 Janus Growth Funds October 31, 2006

Janus Twenty Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 98.4%
Agricultural Chemicals - 8.6%
3,006,690	Monsanto Co.	$132,955,832
2,855,060	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)#	356,596,993
2,064,226	Syngenta A.G.*	333,349,145
		822,901,970
Agricultural Operations - 2.7%
2,020,725	Archer-Daniels-Midland Co.	77,797,913
2,769,020	Bunge, Ltd.#	177,521,872
		255,319,785
Casino Hotels - 4.0%
5,099,795	Harrah's Entertainment, Inc.	379,067,762
Coal - 1.5%
3,439,180	Peabody Energy Corp.#	144,342,385
Computers - 6.5%
3,693,185	Apple Computer, Inc.*	299,443,440
2,755,765	Research In Motion, Ltd. (U.S. Shares)*,#	323,747,272
		623,190,712
Cosmetics and Toiletries - 3.8%
5,694,740	Procter & Gamble Co.	360,989,569
Diversified Minerals - 2.7%
2,767,115	BHP Billiton, Ltd. (ADR)#	117,796,086
5,476,000	Companhia Vale do Rio Doce (ADR)#	139,309,440
		257,105,526
Electric - Integrated - 0.9%
1,433,815	TXU Corp.	90,516,741
Entertainment Software - 3.6%
6,540,970	Electronic Arts, Inc.*,#	345,951,903
Finance - Investment Bankers/Brokers - 10.9%
1,172,950	Bear Stearns Companies, Inc.	177,525,983
2,012,435	Goldman Sachs Group, Inc.	381,940,038
3,287,040	Lehman Brothers Holdings, Inc.	255,863,193
2,655,185	Merrill Lynch & Company, Inc.	232,116,272
		1,047,445,486
Food - Retail - 1.6%
2,397,619	Whole Foods Market, Inc.#	153,063,997
Machinery - Farm - 1.2%
1,322,945	Deere & Co.#	112,622,308
Medical - Biomedical and Genetic - 8.6%
9,580,736	Celgene Corp.*	511,994,532
3,703,431	Genentech, Inc.*,#	308,495,802
		820,490,334
Medical - Drugs - 5.0%
2,729,414	Roche Holding A.G.	477,628,253
Oil Companies - Exploration and Production - 4.7%
3,836,635	Apache Corp.#	250,608,998
3,052,487	EOG Resources, Inc.#	203,081,960
		453,690,958
Oil Companies - Integrated - 9.5%
7,613,795	ConocoPhillips	458,655,010
4,045,545	Hess Corp.#	171,531,108
5,942,535	Occidental Petroleum Corp.	278,942,593
		909,128,711

Shares or Principal Amount		Value
Oil Refining and Marketing - 1.5%
2,670,425	Valero Energy Corp.	$139,743,340
Optical Supplies - 2.5%
2,280,710	Alcon, Inc. (U.S. Shares)	241,937,717
Retail - Apparel and Shoe - 0.9%
1,843,033	Industria de Diseno Textil S.A.	88,116,317
Retail - Restaurants - 0.7%
1,883,830	Starbucks Corp.*,#	71,114,583
Super-Regional Banks - 4.8%
12,709,650	Wells Fargo & Co.#	461,233,199
Therapeutics - 5.9%
4,026,282	Amylin Pharmaceuticals, Inc.*	176,995,357
5,708,610	Gilead Sciences, Inc.*	393,323,229
		570,318,586
Web Portals/Internet Service Providers - 4.9%
980,471	Google, Inc. - Class A*	467,086,580
Wireless Equipment - 1.4%
3,816,205	QUALCOMM, Inc.	138,871,700
Total Common Stock (cost $6,809,523,804)		9,431,878,422
Money Market - 2.3%
222,681,016	Janus Money Market Fund, 5.25% (cost $222,681,016)	222,681,016
Other Securities - 2.8%
269,245,706	State Street Navigator Securities Lending Prime Portfolio† (cost $269,245,706)	269,245,706
Total Investments (total cost $7,301,450,526) – 103.5%		9,923,805,144
Liabilities, net of Cash, Receivables and Other Assets – (3.5)%		(341,341,976)
Net Assets – 100%		$9,582,463,168

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$117,796,086	1.2%
Bermuda	177,521,872	1.8%
Brazil	139,309,440	1.4%
Canada	680,344,265	6.8%
Spain	88,116,317	0.9%
Switzerland	1,052,915,115	10.6%
United States††	7,667,802,049	77.3%
Total	$9,923,805,144	100.0%

††Includes Short-Term Securities and Other Securities (72.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 47

Janus Venture Fund (unaudited) (closed to new investors)

Ticker: JAVTX

Fund Snapshot

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

Will Bales
portfolio manager

Performance Overview

Overall, stocks performed well during the one-year period ended October 31, 2006. Strong corporate profits, generally positive economic data, benign inflation, and a decline in energy prices in the latter part of the year all made for a favorable climate. One of the largest concerns in the market was the Federal Reserve Board's (Fed) ongoing tightening campaign, which sent interest rates to 5.25% over the summer and kept investors on edge. However, in August the Fed's hikes finally ceased for the first time in more than two years, spurring a rally that buoyed stocks through October.

The Fund prospered in this environment, gaining 21.69% for the period and outpacing both its primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, which returned 17.07% and 19.98%, respectively. Our positions in the software and information technology services and financial sectors helped fuel the Fund's outperformance, while some of our biotechnology names and medical device manufacturer positions held us back.

Holdings That Contributed to Performance

Our best performer over the period was Brazil-based All America Latina Logistica (ALL). ALL is a holding company engaged in transport services, including intermodal transport, port operations, movement and storage of merchandise, administration of storage facilities and general storage. The company focuses heavily on transporting agricultural products, and is also active in acquiring and leasing locomotives, wagons and other railroad equipment to third parties. We purchased ALL when it issued an initial public offering in June 2005, and it has consistently delivered growth, improved margins and a rising stock price. Furthermore, ALL made a strategic acquisition of another Brazilian railroad which has led to an increased market opportunity and related market efficiencies which we believe will lead to higher growth profitability for the company.

Another standout included International Securities Exchange (ISE), an electronic exchange for options trading located in New York. ISE was created by former E*Trade (which is not a Fund holding) and New York Stock Exchange executives and has quickly become the world's largest equity options exchange based on volume. Consolidation discussions among exchanges worldwide have generated a great deal of interest in recent years, with more consolidations anticipated going forward. ISE has also benefited from its solid business model and incremental margins, which typically attract investors seeking gains in unpredictable markets.

Another contributor during the period was Omnicell, a leading provider of patient safety solutions used at various stages throughout the healthcare process. Omnicell was a weaker stock at the beginning of the year, which allowed us to add to our position at opportune times – a strategy that proved advantageous when the company hired a new CFO and launched several new products. Omnicell has since streamlined its operations and cut costs, allowing it to enjoy a strong turnaround.

Many of our retail holdings boosted the Fund's performance as well. For example, women's fashion retailer Bebe Stores logged a significant gain. Bebe, which targets fashion-conscious women in the 21-35 demographic, reported better-than-expected sales in August, a pivotal month in the industry as it marks the transition to the back-to-school and fall selling seasons. In addition, the August sales consisted predominantly of full-price fall product. We will continue to monitor sales and gross margin trends heading into the holiday season, as this is a critical time for retailers.

Holdings That Detracted from Performance

On the down side, Neurocrine Biosciences, a product-based biopharmaceutical company focused on neurological and endocrine diseases and disorders like insomnia, anxiety and diabetes, detracted from the Fund's performance. Unfortunately, the Food and Drug Administration ruled that Neurocrine lacked ample statistical data in its filings to show that Indiplon, a treatment for sleep disorders, works better than other companies' sleeping aides. This news caused the stock to drop, and we subsequently sold our position, avoiding a further decline when Pfizer (not a Fund holding) later ended its agreement with Neurocrine to develop and co-promote Indiplon. Given the current rash of analyst downgrades, Indiplon may not be successfully commercialized at all.

Another miss was Optimal Robotics, an online payment processing company, which lagged on uncertainty regarding Internet gaming. A large portion of Optimal's business is credit

48 Janus Growth Funds October 31, 2006

(unaudited)

card processing for international online gambling. We sold the position based on recent congressional legislation which has prohibited Internet gaming.

We were also disappointed in NAVTEQ, a builder of digital mapping databases that the company sells to car and navigation system manufacturers. NAVTEQ's largest customer segment is currently the auto market, which has made a difficult environment for the company.

Looking Ahead

There is concern in the market over whether consumers will be able to maintain the current spending momentum.

However, with the recent relief in the price of oil and at the gasoline pump, retail sales have remained surprisingly strong. The softening housing market still remains a top concern; however, the consensus view is that the next move in rates will be lower which should provide support for both the housing and financial markets.

While we will watch these macroeconomic issues closely, our primary focus will remain on investing in companies that we believe are capable of outstanding performance over the long term.

Thank you for your investment in Janus Venture Fund.

Janus Venture Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	1.67%
International Securities Exchange, Inc. Fully electronic equity trading platform provider - U.S.	1.43%
Omnicell, Inc. Enterprise software services provider - U.S.	1.36%
Equinix, Inc. Internet exchange services provider - U.S.	1.33%
Ultimate Software Group, Inc. Web-based payroll software solutions provider - U.S.	1.27%

5 Largest Detractors from Performance – Holdings

Contribution
Optimal Robotics Corp. - Class A (U.S. Shares) Payments and services company - U.S.	(0.84)%
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.70)%
SeraCare Life Sciences, Inc. Plasma-based diagnostic products producer - U.S.	(0.61)%
United Surgical Partners International, Inc. Surgery center and private surgical hospital owner/operator - U.S.	(0.60)%
Carter's Inc. Children's wear manufacturer - U.S.	(0.56)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Growth Index Weighting
Software & Services	5.77%	21.94%	11.56%
Diversified Financials	2.84%	3.76%	1.98%
Transportation	2.66%	3.68%	2.77%
Healthcare Equipment & Services	2.58%	15.51%	10.39%
Retailing	2.44%	5.80%	5.70%

5 Largest Detractors from Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Growth Index Weighting
Pharmaceuticals & Biotechnology	(1.70)%	4.20%	9.60%
Technology Hardware & Equipment	(0.56)%	2.83%	6.96%
Telecommunications Services	(0.31)%	1.14%	1.07%
Food, Beverage & Tobacco	(0.24)%	1.11%	0.94%
Capital Goods	(0.01)%	4.46%	8.66%

Janus Growth Funds October 31, 2006 49

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
Ultimate Software Group, Inc. Enterprise Software/Services	3.1%
Jarden Corp. Consumer Products - Miscellaneous	2.6%
VistaPrint, Ltd. Printing - Commercial	2.6%
Omnicell, Inc. Enterprise Software/Services	2.5%
CoStar Group, Inc. Commercial Services	2.4%
13.2%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 4.4% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

50 Janus Growth Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Venture Fund	21.69%		13.32%		9.87%		13.51%
Russell 2000® Growth Index	17.07%		9.51%		5.15%		8.09%
Russell 2000® Index	19.98%		13.76%		9.84%		11.04%
Lipper Quartile	1	st	1	st	2	nd	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	25/561		32/372		41/135		1/10

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – April 30, 1985

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$996.10	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2006 51

Janus Venture Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.3%
Advanced Materials/Products - 0.6%
215,851	Ceradyne, Inc.*,#	$8,903,854
Aerospace and Defense - 0.5%
301,305	TransDigm Group, Inc.*	7,237,346
Applications Software - 2.4%
687,310	American Reprographics Co.*,#	24,399,505
654,450	Quest Software, Inc.*,#	9,640,049
		34,039,554
Auction House - Art Dealer - 1.1%
416,610	Sotheby's Holdings, Inc. - Class A#	15,831,180
Audio and Video Products - 0.1%
91,345	DTS, Inc.*,#	1,953,870
Commercial Services - 3.6%
723,415	CoStar Group, Inc.*	34,253,699
101,435	Exlservice Holdings, Inc.*	2,109,848
2,346,939	Intermap Technologies, Ltd.*,£	10,219,985
137,455	Providence Service Corp.*,#	3,778,638
		50,362,170
Commercial Services - Finance - 3.5%
431,330	Bankrate, Inc.*,#	13,780,993
399,141	Euronet Worldwide, Inc.*,#	11,862,470
473,205	Heartland Payment Systems, Inc.#	12,644,037
226,665	Jackson Hewitt Tax Service, Inc.#	7,842,609
91,715	Wright Express Corp.*,#	2,510,240
		48,640,349
Communications Software - 0.2%
128,245	DivX, Inc.*,#	2,929,116
Computer Graphics - 0.5%
321,865	Trident Microsystems, Inc.*,#	6,804,226
Computer Services - 2.4%
446,700	IHS, Inc. - Class A*,#	15,442,419
3,140,420	LivePerson, Inc.*,£	17,492,139
		32,934,558
Computer Software - 0.5%
801,275	Omniture, Inc.*	7,275,577
Computers - Integrated Systems - 0.5%
304,430	Riverbed Technology, Inc.*,#	7,297,187
Computers - Voice Recognition - 2.1%
1,233,324	TALX Corp.£,#	29,994,440
Consulting Services - 3.2%
455,320	Advisory Board Co.*,#	25,142,770
495,865	Huron Consulting Group, Inc.*,#	19,814,765
		44,957,535
Consumer Products - Miscellaneous - 2.6%
995,710	Jarden Corp.*,#	35,825,646
Cosmetics and Toiletries - 0.1%
56,795	Bare Escentuals, Inc.*,#	1,739,631
Data Processing and Management - 2.7%
1,723,628	Infocrossing, Inc.*,#,£	21,769,421
460,720	NAVTEQ Corp.*,#	15,295,904
		37,065,325
Dental Supplies and Equipment - 0.9%
329,729	Sirona Dental Systems, Inc.#	12,199,973

Shares or Principal Amount		Value
Dialysis Centers - 0.0%
46,410	Dialysis Corporation of America*,#	$625,143
Direct Marketing - 1.8%
211,690	ValueVision Media, Inc. - Class A*	2,732,918
1,704,932	ValueVision Media, Inc.*,£	22,010,672
		24,743,590
Distribution/Wholesale - 3.3%
722,820	Beacon Roofing Supply, Inc.*,#	14,311,836
269,866	MWI Veterinary Supply, Inc.*,#	9,043,210
803,330	NuCo2, Inc.*,£,#	22,477,172
		45,832,218
Diversified Operations - 0.6%
27,950,763	Polytec Asset Holdings, Ltd.*,§	8,445,751
Drug Delivery Systems - 1.0%
904,930	I-Flow Corp.*,#	14,035,464
E-Commerce/Products - 1.8%
29,670	Baby Universe, Inc.*,#	238,844
1,235,550	Submarino S.A.	25,241,798
		25,480,642
E-Commerce/Services - 0.3%
4,957,152	Workstream, Inc. (U.S. Shares)*,£	3,965,722
Electronic Components - Semiconductors - 2.0%
1,011,147	MIPS Technologies, Inc.*	7,452,153
733,685	SiRF Technology Holdings, Inc.*,#	20,631,223
		28,083,376
Electronic Measuring Instruments - 1.0%
296,781	Trimble Navigation, Ltd.*,#	13,717,218
E-Marketing/Information - 1.1%
232,475	Liquidity Services, Inc.*	3,940,451
588,060	ValueClick, Inc.*,#	11,055,528
		14,995,979
Engineering - Research and Development Services - 0.2%
172,125	Stanley, Inc.*,#	2,998,418
Enterprise Software/Services - 5.6%
1,879,729	Omnicell, Inc.*,£	35,207,324
1,755,620	Ultimate Software Group, Inc.*,#,£	43,434,038
		78,641,362
E-Services/Consulting - 1.0%
804,165	GSI Commerce, Inc.*,#	14,499,095
Finance - Investment Bankers/Brokers - 0.9%
417,485	optionsXpress Holdings, Inc.	12,975,434
Finance - Other Services - 2.4%
602,755	International Securities Exchange, Inc.#	30,951,469
260,015	MarketAxess Holdings, Inc.*	2,925,169
		33,876,638
Firearms and Ammunition - 0.4%
449,565	Smith & Wesson Holding Corp.*,#	6,159,041
Food - Canned - 0.8%
468,575	TreeHouse Foods, Inc.*	11,883,062
Gambling - Non-Hotel - 1.1%
1,528,091	Century Casinos, Inc.*,£	15,785,180

See Notes to Schedules of Investments and Financial Statements.

52 Janus Growth Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Hotels and Motels - 2.4%
174,740	Four Seasons Hotels, Inc.	$11,207,824
569,445	Orient-Express Hotel, Ltd. - Class A#	22,464,605
		33,672,429
Human Resources - 2.1%
425,854	Barrett Business Services, Inc.*,#	9,096,241
351,645	Kenexa Corp.*,#	11,298,354
298,770	Resources Connection, Inc.*,#	8,646,404
		29,040,999
Insurance Brokers - 0.1%
65,825	eHealth, Inc.*	1,456,049
Internet Applications Software - 0.9%
472,245	DealerTrack Holdings, Inc.*,#	12,037,525
Internet Content - Information/News - 0.3%
913,600	Health Grades, Inc.*,#	4,339,600
Internet Content-Entertainment - 1.1%
2,308,435	Harris Interactive, Inc.*	15,420,346
Internet Infrastructure Software - 0.2%
1,007,795	Chordiant Software, Inc.*,#	3,174,554
Investment Companies - 0.3%
20,000	UTEK Corp.	284,000
230,960	UTEK Corp.*	3,279,632
		3,563,632
Marine Services - 0.4%
1,748,955	Odyssey Marine Exploration, Inc.*,#	5,684,104
Medical - Drugs - 0.9%
196,920	Adams Respiratory Therapeutics, Inc.*,#	8,487,252
275,920	Adolor Corp.*,#	3,782,863
		12,270,115
Medical - HMO - 1.2%
713,139	Centene Corp.*,#	16,822,949
Medical - Hospitals - 0.8%
432,197	United Surgical Partners International, Inc.*,#	10,727,130
Medical - Outpatient and Home Medical Care - 3.7%
1,549,375	Hythiam, Inc.*,#,£	12,596,419
557,450	LHC Group LLC*,#	13,724,419
852,209	Radiation Therapy Services, Inc.*	25,361,739
		51,682,577
Medical - Wholesale Drug Distributors - 0.2%
59,009	Familymeds Group, Inc.*,#,£	220,104
610,000	Familymeds Group, Inc.*	2,275,300
		2,495,404
Medical Instruments - 0.3%
92,970	Ventana Medical Systems, Inc.*,#	3,755,058
Medical Labs and Testing Services - 0.3%
184,763	Bio-Reference Laboratories, Inc.*,#	4,365,950
Medical Products - 1.4%
939,425	PSS World Medical, Inc.*,#	18,901,231
Motion Pictures and Services - 2.1%
2,880,100	Lions Gate Entertainment Corp. (U.S. Shares)*,#	29,175,413
Music - 0.8%
4,750,000	Genius Products, Inc.*,§,£	11,257,500

Shares or Principal Amount		Value
Networking Products - 0.4%
321,080	Acme Packet, Inc.*,#	$5,522,576
Non-Ferrous Metals - 0.1%
92,436	HudBay Minerals, Inc.*	1,601,033
Office Furnishings - Original - 1.1%
770,860	Knoll, Inc.	15,263,028
Oil - Field Services - 1.4%
229,860	Basic Energy Services, Inc.*,#	5,617,778
69,632	Flint Energy Services, Ltd.*	3,565,466
212,332	Flint Energy Services, Ltd.*	10,872,337
		20,055,581
Oil Companies - Exploration and Production - 0.8%
277,860	Carrizo Oil & Gas, Inc.*,#	7,935,682
1,412,205	Gasco Energy, Inc.*,#	3,798,831
		11,734,513
Pharmacy Services - 0.7%
446,875	HealthExtras, Inc.*,#	10,291,531
1,869,694	Ronco Fi-Tek, Inc.*,ºº,§,£	0
		10,291,531
Physician Practice Management - 0.6%
192,210	Pediatrix Medical Group, Inc.*	8,635,995
Printing - Commercial - 2.6%
1,142,494	VistaPrint, Ltd.*,#	35,737,212
Property and Casualty Insurance - 0.2%
137,405	First Mercury Financial Corp.*	2,844,284
Publishing - Newspapers - 0.5%
323,470	GateHouse Media, Inc.#	6,938,432
Recreational Vehicles - 0.4%
116,315	Polaris Industries, Inc.#	4,980,608
Retail - Apparel and Shoe - 1.6%
323,860	Bebe Stores, Inc.#	8,041,444
459,240	J. Crew Group, Inc.*,#	14,162,961
		22,204,405
Retail - Convenience Stores - 0.4%
277,240	Susser Holdings Corp.*	5,045,768
Retail - Petroleum Products - 2.3%
738,715	World Fuel Services Corp.#	31,779,519
Retail - Sporting Goods - 0.8%
320,760	Zumiez, Inc.*,#	10,540,174
Schools - 0.1%
76,810	New Oriental Education & Technology Group, Inc. (ADR)*,#	1,851,121
Semiconductor Components/Integrated Circuits - 0.4%
177,857	Hittite Microwave Corp.*,#	6,098,717
Steel Pipe and Tube - 0.2%
91,555	OAO TMK (GDR)	2,311,764
Telecommunication Equipment - 0.1%
63,890	Optium Corp.*	1,293,773
Telecommunication Services - 1.2%
558,925	NeuStar, Inc. - Class A*	16,331,789
Therapeutics - 0.9%
202,080	United Therapeutics Corp.*	12,094,488

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 53

Janus Venture Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Toys - 2.0%
1,078,010	Marvel Entertainment, Inc.*,#	$27,327,554
Transactional Software - 0.9%
521,690	Innerworkings, Inc.*,#	7,799,265
412,955	Synchronoss Technologies, Inc.*	4,158,457
		11,957,722
Transportation - Equipment and Leasing - 0.7%
305,110	Aircastle, Ltd.#	9,827,593
Transportation - Marine - 0.8%
506,070	Horizon Lines, Inc. - Class A#	11,816,735
Transportation - Railroad - 2.4%
3,888,000	All America Latina Logistica (GDR)	33,950,782
Transportation - Services - 1.0%
467,145	Pacer International, Inc.#	14,336,680
Web Hosting/Design - 2.4%
492,145	Equinix, Inc.*	33,662,718
Total Common Stock (cost $985,629,595)		1,388,613,530
Preferred Stock - 0.0%
Computers - Peripheral Equipment - 0.0%
665,000	Candescent Technologies Corp. - Series Eß,•,ºº (cost $3,657,500)	0
Warrants - 0.3%
Data Processing and Management - 0.2%
521,660	Infocrossing, Inc. - expires 10/16/08ß,ºº	2,884,466
Medical - Wholesale Drug Distributors - 0.0%
305,000	Familymeds Group, Inc. - expires 9/29/10ºº,§	173,027
Music - 0.1%
1,425,000	Genius Products, Inc. - expires 12/5/10ºº,§	857,708
Travel Services - 0.0%
458,181	OneTravel Holdings, Inc. - expires 4/14/10ºº,§	0
Total Warrants (cost $1,464,250)		3,915,201
Money Markets - 0.4%
6,183,000	Janus Institutional Cash Reserves Fund, 5.21% (cost $6,183,000)	6,183,000
Other Securities - 25.1%
350,575,243	State Street Navigator Securities Lending Prime Portfolio† (cost $350,575,243)	350,575,243
Total Investments (total cost $1,347,509,588) – 125.1%		1,749,286,974
Liabilities, net of Cash, Receivables and Other Assets – (25.1)%		(350,831,733)
Net Assets – 100%		$1,398,455,241

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$58,201,817	3.3%
Brazil	59,192,580	3.4%
Canada	70,607,780	4.0%
Cayman Islands	10,296,872	0.6%
Russia	2,311,764	0.1%
United States††	1,548,676,161	88.6%
Total	$1,749,286,974	100.0%

††Includes Short-Term Securities and Other Securities (68.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

54 Janus Growth Funds October 31, 2006

Janus Global Life Sciences Fund (unaudited)

Ticker: JAGLX

Fund Snapshot

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley
portfolio manager

Performance Overview

Equity markets endured a wild ride through the 12-month period ended October 31, 2006. A late spring selloff, prompted by spiking oil prices and increasing short-term interest rates, erased gains posted through the first six months of the period, especially among more speculative names. The market then reversed course in July and mounted a strong rally that continued through the period's close.

Within the life sciences sector, blue-chip pharmaceutical stocks benefited from investors' renewed attraction to companies with stable and predictable earnings and finished with robust gains. Select manufacturers of healthcare supplies and drug distributors also performed well. Health insurers weighed most heavily on the sector, as stock option issues at industry leader UnitedHealth Group exacerbated challenges stemming from rising costs and slowing enrollment growth trends.

The slump among health insurers figured significantly in the underperformance by the Fund, which held an overweight stake in the group, relative to its benchmark. Clinical setbacks, reduced guidance and ineffective stock selection also hindered returns. Conversely, strong picks in the biotechnology supplier group bolstered gains. The Fund's 4.54% return lagged both its primary and secondary benchmarks, the S&P 500® Index, which advanced 16.34%, and the Morgan Stanley Capital International World Health Care IndexSM, which gained 13.53%.

Select Biotechnology, Insurer and Managed Healthcare Stocks Weighed on Returns

Smaller biotechnology companies – especially those narrowly focused – can prove quite volatile in the wake of drug development news. The leading detractor during the period, Neurocrine Biosciences, plunged on news that the Food and Drug Administration (FDA) rejected the company's new drug application for its Indiplon sleep treatment. As the FDA cited worries about certain side effects such as low-level amnesia, we opted to sell our stake in the holding.

Another biotechnology holding that disappointed was Idenix Pharmaceuticals, which struggled to recover from reports early in the period that it had abandoned development on a hepatitis C treatment. In fact, the company cut the dosage due to gastrointestinal toxicity in clinical trials of the drug, which it's developing with Novartis of Switzerland. Consequently, we trimmed the holding based on concerns about the company's future profitability.

Among the Fund's health insurance holdings, UnitedHealth Group, the second-largest health insurer in the United States, fell sharply on worries that the company had manipulated the pricing on some of its options packages. Amid a review by securities regulators, shareholders were also upset about the size of the outgoing CEO's compensation. Concerned about the long-term implications of the investigation and related troubles, we significantly reduced the Fund's position.

Another hit came from Aetna, one of the nation's leading diversified healthcare benefits companies. Aetna's disappointing first-quarter earnings, which raised concerns about trends in medical costs and reserves, were followed by lower-than-expected results in the second quarter as well. Believing that it may take several quarters for people to regain confidence that Aetna is managing risk appropriately by maintaining adequate reserves, we exited the position.

Further diminishing performance was managed healthcare provider Coventry Health Care. Although the company has successfully addressed costs, analysts are worried about health maintenance organization (HMO) plan enrollment levels. We think that Coventry has been unfairly hit on misperceptions about the strength of its core business. In our opinion, management is strong, and steadily growing free cash flow, and valuation is among the cheapest in the group on a free cash flow basis. We continue to hold a reduced stake in Coventry because we think it will perform well in the future if management continues to deliver.

Innovative Drugmakers, Agricultural Science and Blue Chip Pharmaceuticals Provided a Lift

The two best performers during the period were Celgene and Gilead Pharmaceuticals. Celgene stock continued to appreciate as its new cancer agent Revlimid for multiple myeloma and myelodysplastic syndromes had a great launch and beat expectations. Revlimid also had promising phase 3 data in two different hematological cancers, non-hodgkin's lymphoma (NHL) and chronic lymphocytic leukemia (CLL), which could materially increase future sales. We continue to find Celgene's

Janus Growth Funds October 31, 2006 55

Janus Global Life Sciences Fund (unaudited)

story compelling, although we took advantage of the stock's run-up to take some profits.

We continue to be enthusiastic about future prospects for Gilead Pharmaceuticals. The company is rapidly growing as a result of its portfolio of HIV medicines, including Viread, Truvada and Atripla. Gilead launched Atripla, which combines three drugs in one pill that may be used either as stand-alone therapy or in combination with other antiretroviral agents. Within weeks of its launch, Atripla gained traction for treating HIV-positive patients. Tamiflu for influenza is also accelerating due to global worries about the avian flu. Additionally, Gilead has exciting early development programs that treat Hepatitis C, which could drive future growth.

Syngenta, a manufacturer of agricultural chemicals and agents, benefited from general strength in the agricultural industry. In addition, the company is focused on cutting costs, which should lead to great synergies over the next five years. At the same time, we anticipate increased demand for its chemicals and agricultural biotechnology products as the food needs of the world grow and continued urbanization reduces tillable acreage in China, India and other countries. While maintaining a positive outlook, we trimmed the Fund's exposure as the stock appreciated.

Two positions we initiated during the period, large pharmaceutical companies Merck and Pfizer, likewise aided performance. We are excited by Pfizer's new CEO, Jeffrey Kindler, and his plans to streamline the company's operations and speed decision making in the rapidly changing healthcare environment. Merck performed well amid optimism about the rollout of five new drugs during the period, most notably Gardasil, a vaccine that targets the virus which causes most cervical cancers. Merck also launched Januvia, which is expected be a billion dollar drug to treat diabetes and eventually to treat pre-diabetic patients.

Looking Ahead

In general, we think the new Medicare drug plan has been beneficial in terms of generating higher volumes for pharmaceutical companies, although its impact could turn negative if prices start moving down. Additionally, it has been good for drug distributors, who are handling increased volumes and tend to enjoy higher profit margins on generic drugs, which are emphasized in the plan.

The broader Medicare overhaul has been generally positive for HMO operators, who have added members formerly serviced directly by the government. It is also somewhat beneficial for biotechnology firms because certain oral cancer and diabetes products that might not have been covered in the past now are.

Considering the impact of the government's plan, our outlook for the next 12 months is positive, despite the Fund's recent challenges. Overall, we see significant innovation coming in biotechnology, and we see our distributors doing well and having a good chance for margin increases. We see a continued recovery, with even more movement back towards big pharmaceutical companies. As always, our goal is strong long-term performance, so our focus will be on the steps to get us there.

Thank you for your investment in Janus Global Life Sciences Fund.

56 Janus Growth Funds October 31, 2006

(unaudited)

Janus Global Life Sciences Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Global pharmaceutical company - U.S.	1.64%
Gilead Sciences, Inc. Biopharmaceutical therapeutics company - U.S.	1.33%
Merck & Company, Inc. Global pharmaceutical company - U.S.	1.24%
Syngenta A.G. Agricultural chemicals company - Switzerland	1.14%
Alexion Pharmaceuticals, Inc. Biopharmaceutical company - U.S.	1.12%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(1.31)%
Idenix Pharmaceuticals, Inc. Biopharmaceutical company - U.S.	(0.74)%
Nabi Biopharmaceuticals Biopharmaceutical company - U.S.	(0.72)%
United Therapeutics Corp. Vascular pharmaceutical developer - U.S.	(0.69)%
Centene Corp. Medicaid and Medicaid-related programs provider - U.S.	(0.69)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Pharmaceuticals & Biotechnology	7.84%	58.82%	8.02%
Materials	1.14%	2.77%	3.00%
Household & Personal Products	0.30%	0.47%	2.42%
Diversified Financials	0.06%	0.01%	9.13%
Insurance	0.03%	0.15%	4.75%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Healthcare Equipment & Services	(5.36)%	35.56%	4.77%
Food & Staples Retailing	(0.14)%	0.41%	2.37%
Food Beverage & Tobacco	(0.04)%	1.75%	4.74%
Energy	(0.01)%	0.00%	9.76%
Utilities	0.00%	0.00%	3.36%

Janus Growth Funds October 31, 2006 57

Janus Global Life Sciences Fund (unaudited)

5 Largest Holdings – (% of Net Assets)

As of October 31, 2006
Roche Holding A.G. Medical - Drugs	4.1%
WellPoint, Inc. Medical - HMO	3.6%
United Therapeutics Corp. Therapeutics	3.4%
Merck & Company, Inc. Medical - Drugs	3.4%
Celgene Corp. Medical - Biomedical and Genetic	3.2%
17.7%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 1.2% of total net assets.
*Includes cash and cash equivalents of (0.2)%

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

58 Janus Growth Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Since Inception*
Janus Global Life Sciences Fund	4.54%		3.61%		9.44%
S&P 500® Index	16.34%		7.26%		3.07%
Morgan Stanley Capital International World Health Care IndexSM	13.53%		4.44%		2.60%
Lipper Quartile	4	th	3	rd	2	nd
Lipper Ranking - based on total return for Health/Biotechnology Funds	144/178		70/129		19/48

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – December 31, 1998

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,001.00	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

*Expenses are equal to the annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2006 59

Janus Global Life Sciences Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 96.7%
Agricultural Chemicals - 1.6%
100,452	Syngenta A.G.*,**	$16,221,862
Cellular Telecommunications - 1.1%
198,300	Hikari Tsushin, Inc.	10,444,427
Diagnostic Kits - 1.5%
397,576	Dade Behring Holdings, Inc.	14,483,694
Drug Delivery Systems - 1.2%
331,035	Hospira, Inc.*	12,033,122
Life and Health Insurance - 1.1%
92,510	CIGNA Corp.	10,821,820
Medical - Biomedical and Genetic - 19.3%
543,840	Acorda Therapeutics, Inc.*,#	9,674,914
404,780	Advanced Magnetics, Inc.*,#	16,798,370
724,693	Alexion Pharmaceuticals, Inc.*,#	27,074,529
223,960	Amgen, Inc.*,#	17,000,804
587,170	Celgene Corp.*	31,378,364
700,630	Exelixis, Inc.*,#	6,796,111
1,271,821	Fibrogen, Inc.*,ºº,§	9,538,658
214,305	Genentech, Inc.*,#	17,851,606
241,570	Genzyme Corp.*,#	16,308,391
244,680	Invitrogen Corp.*,#	14,193,887
178,875	Millipore Corp.*,#	11,542,804
271,895	Vertex Pharmaceuticals, Inc.*,#	11,038,937
		189,197,375
Medical - Drugs - 25.5%
293,720	Achillion Pharmaceuticals, Inc.*	4,112,080
244,875	Adams Respiratory Therapeutics, Inc.*,#	10,554,113
1,184,443	Adolor Corp.*,#	16,238,714
890,710	Cubist Pharmaceuticals, Inc.*	19,836,112
226,180	Forest Laboratories, Inc.*,#	11,069,249
244,220	Idenix Pharmaceuticals, Inc.*,#	2,078,312
547,235	K-V Pharmaceutical Co. - Class A*,**,#	12,214,285
735,230	Merck & Company, Inc.	33,394,146
305,800	New River Pharmaceuticals, Inc.*,#	15,552,988
405,436	Novartis A.G.**	24,605,455
538,240	Pfizer, Inc.	14,344,096
230,815	Roche Holding A.G.**	40,391,001
188,418	Sanofi-Aventis**	16,015,927
317,962	Stada Arzneimittel A.G.**	15,003,070
291,505	Wyeth	14,875,500
		250,285,048
Medical - Generic Drugs - 1.2%
345,860	Teva Pharmaceutical Industries, Ltd. (ADR)#	11,403,004
Medical - HMO - 7.7%
628,897	Coventry Health Care, Inc.*	29,526,714
221,595	UnitedHealth Group, Inc.	10,809,404
458,830	WellPoint, Inc.*,#	35,017,906
		75,354,024
Medical - Nursing Homes - 2.5%
506,855	Manor Care, Inc.	24,323,971
Medical - Wholesale Drug Distributors - 3.1%
471,515	Cardinal Health, Inc.	30,860,657
Medical Instruments - 1.5%
426,675	St. Jude Medical, Inc.*,#	14,656,286

Shares or Principal Amount		Value
Medical Products - 2.6%
268,740	Varian Medical Systems, Inc.*	$14,743,077
154,615	Zimmer Holdings, Inc.*,#	11,133,826
		25,876,903
Optical Supplies - 2.4%
110,490	Alcon, Inc. (U.S. Shares)**	11,720,779
107,025	Allergan, Inc.#	12,361,388
		24,082,167
Pharmacy Services - 4.3%
450,735	Caremark Rx, Inc.#	22,189,684
366,395	Medco Health Solutions, Inc.*	19,602,133
		41,791,817
Physical Therapy and Rehabilitation Centers - 1.9%
767,576	HEALTHSOUTH Corp.*,#	18,613,718
Physician Practice Management - 1.1%
248,855	Pediatrix Medical Group, Inc.*	11,181,055
Respiratory Products - 1.5%
413,730	Respironics, Inc.*	14,612,944
Retail - Drug Store - 3.0%
941,915	CVS Corp.	29,557,293
Soap and Cleaning Preparations - 1.4%
317,082	Reckitt Benckiser PLC**	13,796,693
Therapeutics - 11.2%
365,035	Amylin Pharmaceuticals, Inc.*	16,046,939
384,855	Gilead Sciences, Inc.*,#	26,516,510
743,065	MGI Pharma, Inc.*,#	14,140,527
1,086,830	Nuvelo, Inc.*,#	20,041,145
558,519	United Therapeutics Corp.*	33,427,361
		110,172,482
Total Common Stock (cost $778,519,396)		949,770,362
Preferred Stock - 1.4%
Medical - Biomedical and Genetic - 0.3%
1,678,901	Cougar Biotechnology, Inc.ºº,§	2,904,499
Medical - Generic Drugs - 0.7%
8,364,183	Mediquest Therapeuticsºº,§	7,527,764
Medical Instruments - 0.4%
44,502,593	GMP Companies, Inc.ºº,§	3,925,129
Total Preferred Stock (cost $11,797,875)		14,357,392
Equity-Linked Structured Notes - 1.9%
Finance - Investment Bankers/Brokers - 1.9%
142,539	Merrill Lynch & Company, Inc., convertible (Gilead Sciences, Inc.), 0% (144A)§	9,470,291
142,540	Merrill Lynch & Company, Inc., convertible (Gilead Sciences, Inc.), 0% (144A)§	9,460,380
Total Equity-Linked Structured Notes (cost $17,176,010)		18,930,671
Warrants - 0.2%
Medical - Generic Drugs - 0.1%
2,093,750	Mediquest Therapeutics - expires 6/15/11ºº,§	628,125
Medical Instruments - 0.1%
21,509,194	GMP Companies, Inc. - expires 6/1/11ºº,§	473,202
3,679,948	GMP Companies, Inc. - expires 6/1/11ºº,§	176,638
		649,840
Total Warrants (cost $0)		1,277,965

See Notes to Schedules of Investments and Financial Statements.

60 Janus Growth Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Other Securities - 17.2%
169,009,422	State Street Navigator Securities Lending Prime Portfolio† (cost $169,009,422)	$169,009,422
Total Investments (total cost $976,502,703) – 117.4%		1,153,345,812
Securities Sold Short - (0.5)%
Hospital Beds and Equipment - (0.5)%
146,155	Kinetic Concepts, Inc.* (proceeds $4,972,084)	(5,080,348)
Liabilities, net of Cash, Receivables and Other Assets – (16.9)%		(166,235,149)
Net Assets – 100%		$982,030,315

Summary of Investments by Country

Country	Value	% of Investment Securities
France	$16,015,927	1.4%
Germany	15,003,070	1.3%
Israel	11,403,004	1.0%
Japan	10,444,427	0.9%
Switzerland	92,939,097	8.0%
United Kingdom	13,796,693	1.2%
United States††	993,743,594	86.2%
Total	$1,153,345,812	100.0%

††Includes Other Securities (71.5% excluding Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 3/14/07	4,900,000	$9,352,030	$(282,472)
British Pound 3/15/07	1,100,000	2,099,437	(46,056)
Euro 3/15/07	5,900,000	7,577,193	(122,248)
Swiss Franc 1/11/07	18,550,000	15,023,381	212,758
Swiss Franc 3/14/07	12,700,000	10,343,206	44,067
Total		$44,395,247	$(193,951)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 61

Janus Global Technology Fund (unaudited)

Ticker: JAGTX

Fund Snapshot

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Team Based Approach
Led by Brad Slingerlend
and Barney Wilson

Performance Overview

During the 12 months ended October 31, 2006, Janus Global Technology Fund advanced 12.48%. By comparison, the Fund's primary benchmark, the S&P 500® Index, returned 16.34%, while its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM, gained 13.42%.

Stock selection led by significant gains in the telecommunications, software, and information technology services sectors drove the positive performance of the Fund in the period. Detracting from performance were investments in the Internet, analog semiconductors and network equipment sectors.

Investment Strategy

Janus Global Technology Fund's strategy is to seek long-term growth of capital. We seek high quality and innovative technology companies that are growing in excess of market expectations. To do this, the Janus team of technology analysts scours the globe to find what we believe are the best investment opportunities for the Fund. While investing in the technology sector can be more volatile than a broader market index in the short term, we believe that over the long term the technology sector, if one can handle the volatility, is one of the best areas in which to seek above-average investment returns.

When we last updated shareholders in April, we spoke of our intention to focus more on the Janus team of technology analysts' best ideas. We are pleased to report the number of internally-rated "buy" and "strong buy" rated stocks in the Fund was over 90% at the end of the period. We have also accomplished our goal of concentrating the Fund's portfolio with fewer names. In this environment of volatility combined with macro economic and political uncertainty, we think it is even more important to focus on individual stock selection. Janus' team of technology analysts has found no shortage of compelling investment opportunities.

One of the exciting investment themes in the Fund involves the changes we are witnessing as the Internet goes through a second wave of innovation. Driven by broadband penetration levels reaching above 40% in many developed countries, we are starting to see new and compelling ways to utilize the Internet. Companies like YouTube, recently purchased by Google, are changing the way consumers view their entertainment options. This broader sector theme is borne out in the Fund's investments including Akamai Technologies, Yahoo!, Google, Submarino, and Juniper Networks.
Another exciting theme the Fund is investing in is the globalization of technology development and services. The Janus team of technology analysts have visited hundreds of companies around the world this year and we are enthusiastic about the rapidly developing skillsets in China and India. For example, Actions Semiconductor, based in China, is developing the next generation of low-cost chips for MP3 players – an expertise that has not previously existed in China. In India, the large and growing pool of skilled software engineers allowed us to see significant gains in our investments in Infosys Technologies and Satyam Computer. As the innovation continues to evolve in these emerging markets we continue to seek the best growth technology companies at reasonable valuations.

Contributors to Fund Performance

Mobile e-mail device maker Research In Motion (RIM) of Canada continued to be a strong performer for the Fund, with a return of over 90% in the last 12 months. The maker of the popular Blackberry was able to resolve legal problems and introduce new models which have seen very strong demand. By continuing to innovate in form factor and user interface, the company has been able to grow faster than its larger rivals Nokia and Motorola. With more new models on the horizon and rapidly growing mobile e-mail and Internet penetration, RIM should be able to take advantage of continued strong demand for its products.

Another contributor to the Fund's positive performance was peripherals maker Logitech which posted a 12-month return of 38.97%. Driven by several product launches in wireless mice and keyboards, gaming controllers, web cameras, voice over IP products, MP3 accessories, universal remote controls and other PC peripherals, the Swiss company continued to see increased acceptance of its products. With major product cycles coming in the video game sector, the new Microsoft Vista operating system and the continued proliferation of portable music, Logitech is expected to introduce many new and innovative products over the coming year.

Infosys Technologies, mentioned above, saw an increase of 68.94% over the period as the company experienced strong growth and margin expansion. As companies in the Western world seek to become more globally competitive, they are increasingly turning to companies like Infosys to help them out with their IT and software needs. With the pool of available software engineers growing more slowly in Europe and the United States, India is able to capitalize on the shortage of talent.

Detractors from Performance

Yahoo! continued to be an underperforming stock for the Fund. While we are disappointed in the near-term weakness in the stock, we are looking forward to the potential significant growth the company should see in the coming years through migration of advertising spending on the Internet. With consumers spending more and more time on the Internet every day, advertisers are expected to shift their marketing away from traditional television and print methods to the online community. We believe Yahoo!'s large user base

62 Janus Growth Funds October 31, 2006

(unaudited)

provides an ideal global forum for this transition. As the Internet rapidly evolves into a more productive and entertaining experience, we think Yahoo!'s attractive valuation offers a compelling investment opportunity.

Juniper Networks also underperformed over the 12-month period. Juniper stumbled on a product introduction in early 2006, but they have since released several new products and the stock has rebounded despite its 12-month loss of 26.19%. Following the theme mentioned above, the increased penetration of broadband and video-intensive Internet sites is likely to dramatically increase the need for the Internet routers and switches sold by Juniper.

Semiconductor company Microsemi also detracted from performance during the period. The company, along with the semiconductor industry in general, experienced an inventory correction driven by overcapacity in the first half of calendar 2006. While this problem has weighed on many of the semiconductor stocks in the Fund, we think it is temporary, and will likely be resolved in the first half of calendar 2007. The semiconductor supply chain has become leaner and more rational since the technology bubble six years ago and it can now quickly respond to cyclicality of inventory and demand. With strong demand for consumer electronics, military and medical devices, we think Microsemi will see a rebound in sales of their integrated analog circuits.

Looking Ahead

The Janus team of technology analysts will continue to focus on spotting change before it happens. What is the next hot product? Where is innovation happening? Who is falling behind and who is gaining share? These are just some of the questions we try to find the answers to before the rest of Wall Street. Leveraging the strong grassroots research foundation of Janus, we dig for the best companies. Using detailed models and valuation analysis, we exploit discrepancies between our view of where stocks will be in one to two years compared to the market's expectations. This strategy is particularly important in the current climate of economic and political uncertainty. We will continue to seek out what we believe are the best companies with the most upside potential for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

Janus Global Technology Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Research In Motion, Ltd. (U.S. Shares) Wireless solutions provider for mobile communications - U.S.	1.97%
Hon Hai Precision Industry Company, Ltd. Personal computer parts company - Taiwan	1.77%
Logitech International S.A. Personal computer input devices manufacturer - Switzerland	0.97%
Broadcom Corp. Integrated silicon solutions provider - U.S.	0.94%
Oracle Corp. Enterprise software services provider - U.S.	0.87%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(1.43)%
Juniper Networks, Inc. Internet infrastructure solutions provider - U.S.	(0.73)%
QUALCOMM, Inc. Wireless equipment services provider - U.S.	(0.63)%
Red Hat, Inc. Open source software and services developer and provider - U.S.	(0.59)%
EMC Corp. Enterprise storage systems provider - U.S.	(0.53)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Technology Hardware & Equipment	5.49%	29.12%	6.88%
Semiconductors & Semiconductor Equipment	4.71%	26.08%	2.93%
Software & Services	3.13%	32.56%	5.39%
Consumer Durables & Apparel	0.60%	2.45%	1.24%
Media	0.44%	1.33%	3.36%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Capital Goods	(0.60)%	2.11%	8.74%
Retailing	(0.26)%	2.93%	3.58%
Pharmaceuticals & Biotechnology	(0.08)%	0.88%	8.02%
Utilities	0.00%	0.00%	3.36%
Transportation	0.00%	0.00%	1.84%

Janus Growth Funds October 31, 2006 63

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006
Yahoo!, Inc. Web Portals/Internet Service Providers	3.2%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	2.7%
ARM Holdings PLC Electronic Components - Semiconductors	2.5%
QUALCOMM, Inc. Wireless Equipment	2.4%
Suntech Power Holdings Company, Ltd. (ADR) Energy - Alternate Sources	2.3%
13.1%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 10.4% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

64 Janus Growth Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Since Inception*
Janus Global Technology Fund	12.48%		2.48%		2.90%
S&P 500® Index	16.34%		7.26%		3.07%
Morgan Stanley Capital International World Information Technology IndexSM	13.42%		3.37%		(2.05)%
Lipper Quartile	2	nd	3	rd	2	nd
Lipper Ranking - based on total return for Science and Technology Funds	106/289		131/232		21/76

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – December 31, 1998

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Effective February 1, 2006, Mike Lu is no longer the portfolio manager of Janus Global Technology Fund. Brad Slingerlend and Barney Wilson are now leading the Janus Technology Team in selecting investments for the Fund.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$945.10	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Growth Funds October 31, 2006 65

Janus Global Technology Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.3%
Advertising Sales - 1.1%
169,290	Lamar Advertising Co.*	$9,764,647
Applications Software - 5.1%
282,195	Infosys Technologies, Ltd.	13,132,126
843,085	Quest Software, Inc.*,#	12,418,642
661,935	Red Hat, Inc.*,#	10,842,495
112,945	Salesforce.com, Inc.*,#	4,407,114
578,493	Satyam Computer Services, Ltd.	5,650,038
		46,450,415
Audio and Video Products - 1.9%
413,000	Sony Corp.**	17,126,673
Cable Television - 1.1%
249,000	Comcast Corp. - Special Class A*,#	10,079,520
Chemicals - Diversified - 0.8%
108,600	Shin-Etsu Chemical Company, Ltd.**	7,122,073
Commercial Services - Finance - 1.5%
343,235	Paychex, Inc.	13,550,918
Computer Services - 1.3%
517,490	Ceridian Corp.*	12,197,239
Computers - 6.1%
209,355	Apple Computer, Inc.*	16,974,504
385,255	Dell, Inc.*	9,373,254
362,995	Hewlett-Packard Co.	14,062,426
133,840	Research In Motion, Ltd. (U.S. Shares)*	15,723,523
		56,133,707
Computers - Memory Devices - 2.6%
1,228,030	EMC Corp.*	15,043,367
183,065	SanDisk Corp.*,#	8,805,427
		23,848,794
Computers - Peripheral Equipment - 2.2%
756,963	Logitech International S.A.*	19,896,861
Consulting Services - 0.6%
618,705	BearingPoint, Inc.*	5,153,813
Data Processing and Management - 0.8%
231,270	NAVTEQ Corp.*,#	7,678,164
E-Commerce/Products - 1.3%
592,030	Submarino S.A.	12,094,939
E-Commerce/Services - 1.1%
315,505	eBay, Inc.*	10,137,176
Electronic Components - Miscellaneous - 3.5%
1,877,431	Hon Hai Precision Industry Company, Ltd.**	12,163,439
367,912	Koninklijke (Royal) Philips Electronics N.V.**	12,852,103
220,250	LG.Philips LCD Company, Ltd.*,**	7,012,470
		32,028,012
Electronic Components - Semiconductors - 13.7%
10,164,115	ARM Holdings PLC**	22,830,142
338,540	International Rectifier Corp.*	12,177,284
520,675	Microsemi Corp.*,#	10,205,230
924,658	MIPS Technologies, Inc.*	6,814,729
38,600	Samsung Electronics Company, Ltd.**	25,030,087
442,214	Silicon-On-Insulator Technologies (SOITEC)*,**,#	13,099,752
531,265	SiRF Technology Holdings, Inc.*	14,939,172
664,795	Texas Instruments, Inc.	20,063,513
		125,159,909

Shares or Principal Amount		Value
Electronic Forms - 1.6%
371,795	Adobe Systems, Inc.*	$14,221,159
Electronic Measuring Instruments - 1.7%
19,900	Keyence Corp.**	4,406,909
236,499	Trimble Navigation, Ltd.*	10,930,983
		15,337,892
Energy - Alternate Sources - 3.3%
295,680	SunPower Corp. - Class A*,#	9,949,632
793,200	Suntech Power Holdings Company, Ltd. (ADR)*,#	20,623,200
		30,572,832
Enterprise Software/Services - 2.6%
602,055	Oracle Corp.*	11,119,956
63,517	SAP A.G.**	12,605,957
		23,725,913
Entertainment Software - 3.0%
1,026,980	Activision, Inc.*,#	15,836,032
217,805	Electronic Arts, Inc.*,**	11,519,706
		27,355,738
E-Services/Consulting - 0.5%
279,755	RightNow Technologies, Inc.*,#	4,621,553
Internet Connectivity Services - 2.3%
269,731	NDS Group PLC (ADR)*,**	12,903,931
520,130	Redback Networks, Inc.*,#	8,228,457
		21,132,388
Internet Infrastructure Software - 1.9%
142,260	Akamai Technologies, Inc.*,**,#	6,666,304
1,171,500	TIBCO Software, Inc.*,#	10,836,375
		17,502,679
Internet Security - 1.2%
328,460	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	6,805,691
214,275	Symantec Corp.*	4,251,216
		11,056,907
Medical - Drugs - 1.4%
568,024	Cubist Pharmaceuticals, Inc.*	12,649,894
Medical Instruments - 1.0%
260,525	St. Jude Medical, Inc.*	8,949,034
Networking Products - 1.9%
1,006,519	Juniper Networks, Inc.*,#	17,332,257
Retail - Computer Equipment - 0.8%
144,905	GameStop Corp. - Class A*,#	7,398,849
Retail - Consumer Electronics - 0.4%
40,200	Yamada Denki Company, Ltd.**	4,000,923
Semiconductor Components/Integrated Circuits - 5.4%
932,555	Actions Semiconductor Company, Ltd. (ADR)*	7,730,881
922,610	Cypress Semiconductor Corp.*,#	15,490,622
740,365	Marvell Technology Group, Ltd.*	13,533,872
7,005,629	Taiwan Semiconductor Manufacturing Company, Ltd.**	12,847,602
		49,602,977
Semiconductor Equipment - 3.0%
584,595	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	13,352,150
289,970	KLA-Tencor Corp.	14,257,825
		27,609,975

See Notes to Schedules of Investments and Financial Statements.

66 Janus Growth Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Telecommunication Equipment - 1.4%
987,019	Arris Group, Inc.*,#	$13,226,055
Telecommunication Equipment - Fiber Optics - 2.4%
812,080	Corning, Inc.*	16,590,794
274,850	Oplink communications, Inc.*	5,442,030
		22,032,824
Telecommunication Services - 3.1%
400,805	Amdocs, Ltd. (U.S. Shares)*,**	15,535,202
433,665	NeuStar, Inc. - Class A*	12,671,691
		28,206,893
Television - 0.9%
785,435	British Sky Broadcasting Group PLC**	8,128,083
Web Hosting/Design - 1.4%
184,140	Equinix, Inc.*	12,595,176
Web Portals/Internet Service Providers - 4.1%
17,275	Google, Inc. - Class A*	8,229,637
1,106,898	Yahoo!, Inc.*,**	29,155,694
		37,385,331
Wireless Equipment - 5.3%
597,560	Nokia Oyj (ADR)**	11,879,493
613,860	QUALCOMM, Inc.	22,338,365
370,890	Telefonaktiebolaget LM Ericsson (ADR)#	14,027,060
		48,244,918
Total Common Stock (cost $689,403,465)		871,313,110
Corporate Bonds - 0%
Computers - Peripheral Equipment - 0%
$31,700,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)‡,¥,ºº,§ (cost $4,368,283)	0
Equity-Linked Structured Notes - 0.5%
Finance - Investment Bankers/Brokers - 0.5%
10,605 Goldman Sachs Group, Inc., convertible (Google Corp.), 0% (144A)§	(cost $4,274,722)	4,643,304
Preferred Stock - 0.6%
Wireless Equipment - 0.6%
102,750	Crown Castle International Corp. convertible, 6.25% (cost $5,137,500)	5,664,094
Money Markets - 2.3%
357,510	Janus Institutional Cash Reserves Fund, 5.21%	357,510
20,716,230	Janus Money Market Fund, 5.25%	20,716,230
Total Money Markets (cost $21,073,740)		21,073,740
Other Securities - 11.1%
101,034,054	State Street Navigator Securities Lending Prime Portfolio† (cost $101,034,054)	101,034,054
Total Investments (total cost $825,291,764) – 109.8%		1,003,728,302
Securities Sold Short - (0.1)%
Electronic Components - Semiconductors - (0.1)%
63,250	Micron Technology, Inc.* (proceeds $907,015)	(913,963)
Liabilities, net of Cash, Receivables and Other Assets – (9.7)%		(88,464,940)
Net Assets – 100%		$914,349,399

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$13,533,872	1.3%
Brazil	12,094,939	1.2%
Canada	15,723,523	1.6%
Cayman Islands	28,354,081	2.8%
Finland	11,879,493	1.2%
France	13,099,752	1.3%
Germany	12,605,957	1.3%
India	18,782,164	1.9%
Israel	6,805,691	0.7%
Japan	32,656,578	3.2%
Netherlands	26,204,253	2.6%
South Korea	32,042,557	3.2%
Sweden	14,027,060	1.4%
Switzerland	19,896,861	2.0%
Taiwan	25,011,041	2.5%
United Kingdom	59,397,358	5.9%
United States††	661,613,122	65.9%
Total	$1,003,728,302	100.0%

††Includes Short-Term Securities and Other Securities (53.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 3/15/07	5,555,000	$10,602,157	$(232,583)
Euro 1/11/07	10,200,000	13,064,401	(59,401)
Japanese Yen 1/11/07	788,000,000	6,807,545	177,547
South Korean Won 3/15/07	7,800,000,000	8,319,556	(148,595)
Taiwan Dollar 3/15/07	213,000,000	6,482,834	9,089
Total		$45,276,493	$(253,943)

Value
Schedule of Written Options - Calls
Akamai Technologies, Inc. expires November 2006 583 contracts exercise price $45.00	$180,730
Electronic Arts, Inc. expires December 2006 449 contracts exercise price $55.00	80,820
Total Written Options - Calls
1,032 contracts (Premiums received $241,312)	$261,550

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds October 31, 2006 67

Statements of Assets and Liabilities

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Fund	Janus Enterprise Fund	Janus Mercury Fund		Janus Orion Fund		Janus Triton Fund
Assets:
Investments at cost(1)	$9,389,126	$1,405,641	$4,162,445		$2,464,785		$105,046
Investments at value(1)	$11,372,655	$1,970,038	$4,497,871		$3,053,202		$112,035
Cash	8,531	1,996	10,086		20,426		100
Cash denominated in foreign currency(2)	–	–	–		293		–
Deposits with broker for short sales	–	–	–		–		–
Receivables:
Investments sold	29,168	–	23,789		347,428		748
Fund shares sold	3,716	1,133	522		1,881		177
Dividends	6,835	582	2,618		343		11
Interest	593	109	47		266		2
Other assets	59	1	1		13		–
Forward currency contracts	1,359	–	1,300		–		–
Total Assets	11,422,916	1,973,859	4,536,234		3,423,852		113,073
Liabilities:
Short sales, at value(3)	–	–	–		–		–
Options written, at value	748	–	–		–		–
Payables:
Collateral for securities loaned (Note 1)	162,770	224,478	626,164		171,316		–
Due to custodian	–	–	–		–		–
Investments purchased	31,528	949	23,412		1,030		808
Fund shares repurchased	8,926	3,152	3,970		4,690		141
Dividends and distributions	–	–	–		32		–
Advisory fees	6,090	942	2,104		1,755		57
Transfer agent fees and expenses	2,452	510	1,077		980		36
Non-interested Trustees' fees and expenses	26	9	16		16		4
Foreign tax liability	–	–	573		209		–
Accrued expenses	574	203	397		375		34
Forward currency contracts	1,173	–	1,524		347		–
Total Liabilities	214,287	230,243	659,237		180,750		1,080
Net Assets	$11,208,629	$1,743,616	$3,876,997		$3,243,102		$111,993
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$14,587,361	$5,308,554	$8,555,961		$4,494,535		$104,400
Undistributed net investment income/(loss)*	38,592	(1,561)	2,946		3,985		(138)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(5,402,331)	(4,127,774)	(5,016,641)		(1,843,281)		743
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,985,007	564,397	334,731	(4)	587,863	(4)	6,988
Total Net Assets	$11,208,629	$1,743,616	$3,876,997		$3,243,102		$111,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	408,577	38,198	160,257		341,728		8,554
Net Asset Value Per Share	$27.43	$45.65	$24.19		$9.49		$13.09

*  See Note 4 in Notes to Financial Statements

(1)  Investments at cost and value include $158,133,119, $219,316,468, $609,670,967, $167,445,871, $263,437,466, $341,852,868, $165,128,202 and $98,385,797 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(2)  Includes cost of $293,382 and $42,762 for Janus Orion Fund and Janus Global Technology Fund, respectively.

(3)  Includes proceeds of $4,972,084 and $907,015 on short sales for Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

(4)  Net of foreign taxes on investments of $572,589, $208,517, $224,932 and $44,127 for Janus Mercury Fund, Janus Orion Fund, Janus Venture Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

68 Janus Growth Funds October 31, 2006

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Twenty Fund	Janus Venture Fund		Janus Global Life Sciences Fund	Janus Global Technology Fund
Assets:
Investments at cost(1)	$7,301,451	$1,347,510		$976,503	$825,292
Investments at value(1)	$9,923,805	$1,749,287		$1,153,346	$1,003,728
Cash	1,031	277		–	9,621
Cash denominated in foreign currency(2)	–	–		–	43
Deposits with broker for short sales	–	–		4,972	907
Receivables:
Investments sold	–	4,606		8,389	4,016
Fund shares sold	785	164		101	114
Dividends	9,973	205		82	385
Interest	1,214	47		24	197
Other assets	32	119		2	–
Forward currency contracts	–	–		257	187
Total Assets	9,936,840	1,754,705		1,167,173	1,019,198
Liabilities:
Short sales, at value(3)	–	–		5,080	914
Options written, at value	–	–		–	262
Payables:
Collateral for securities loaned (Note 1)	269,246	350,575		169,009	101,034
Due to custodian	–	–		15	–
Investments purchased	70,809	3,144		8,626	–
Fund shares repurchased	7,085	1,184		942	1,089
Dividends and distributions	–	–		–	–
Advisory fees	5,065	735		545	495
Transfer agent fees and expenses	1,720	248		319	363
Non-interested Trustees' fees and expenses	25	8		8	8
Foreign tax liability	–	225		–	44
Accrued expenses	427	131		148	199
Forward currency contracts	–	–		451	441
Total Liabilities	354,377	356,250		185,143	104,849
Net Assets	$9,582,463	$1,398,455		$982,030	$914,349
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$8,781,287	$890,251		$1,568,779	$3,288,973
Undistributed net investment income/(loss)*	57,335	(1,233)		–	13
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,878,595)	107,888		(763,292)	(2,552,856)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,622,436	401,549	(4)	176,543	178,219	(4)
Total Net Assets	$9,582,463	$1,398,455		$982,030	$914,349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	181,036	21,270		48,498	74,773
Net Asset Value Per Share	$52.93	$65.75		$20.25	$12.23

Janus Growth Funds October 31, 2006 69

Statements of Operations

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Fund	Janus Enterprise Fund	Janus Mercury Fund		Janus Orion Fund	Janus Triton Fund
Investment Income:
Interest	$4,886	$916	$1,701		$1,745	$679
Securities lending income	1,389	308	472		337	–
Dividends	125,663	11,531	41,436		14,149	592
Dividends from affiliates	10,410	590	1,467		1,506	16
Foreign tax withheld	(2,980)	(77)	(1,249)		(440)	(8)
Total Investment Income	139,368	13,268	43,827		17,297	1,279
Expenses:
Advisory fees	71,666	11,371	25,903		6,161	674
Transfer agent fees and expenses	24,615	4,732	10,371		2,519	290
Registration fees	186	45	38		45	29
Postage and mailing expenses	875	310	645		132	11
Custodian fees	265	29	175		118	47
Professional fees	58	35	39		29	35
Non-interested Trustees' fees and expenses	350	64	137		37	8
Printing expenses	1,277	444	905		211	16
Proxy expenses	1,888	650	1,524		261	15
Short sales dividend expense	–	–	–		–	–
Excise tax	–	–	–		40	–
Other expenses	363	110	167		99	45
Non-recurring costs (Note 2)	3	–	1		–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(3)	–	(1)		–	–
Total Expenses	101,543	17,790	39,904		9,652	1,170
Expense and Fee Offset	(761)	(171)	(447)		(117)	(20)
Net Expenses	100,782	17,619	39,457		9,535	1,150
Less: Excess Expense Reimbursement	–	–	–		–	–
Net Expenses after Expense Reimbursement	100,782	17,619	39,457		9,535	1,150
Net Investment Income/(Loss)	38,586	(4,351)	4,370		7,762	129
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,319,964	237,144	1,164,493		126,596	1,034
Net realized gain/(loss) from foreign currency transactions	(837)	13	(7,148)		(744)	(263)
Net realized gain/(loss) from short sales	–	–	–		–	–
Net realized gain/(loss) from option contracts	–	–	980		–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(49,416)	20,858	(758,886	)(1)	44,104 (1)	4,828
Payment from affiliate (Note 2)	47	–	–		–	–
Net Gain/(Loss) on Investments	1,269,758	258,015	399,439		169,956	5,599
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,308,344	$253,664	$403,809		$177,718	$5,728

(1) Net of foreign taxes on investments of $572,589, $208,517, $224,932 and $44,127 for Janus Mercury Fund, Janus Orion Fund, Janus Venture Fund, and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

70 Janus Growth Funds October 31, 2006

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Twenty Fund	Janus Venture Fund	Janus Global Life Sciences Fund	Janus Global Technology Fund
Investment Income:
Interest	$11,501	$14	$382	$748
Securities lending income	321	1,041	323	249
Dividends	93,665	3,628	6,112	7,049
Dividends from affiliates	36,211	232	238	422
Foreign tax withheld	(1,887)	(28)	(267)	(396)
Total Investment Income	139,811	4,887	6,788	8,072
Expenses:
Advisory fees	60,126	8,659	7,046	6,386
Transfer agent fees and expenses	18,869	2,625	3,005	3,216
Registration fees	55	28	31	33
Postage and mailing expenses	677	139	179	304
Custodian fees	180	254	66	107
Professional fees	44	34	41	48
Non-interested Trustees' fees and expenses	301	55	48	43
Printing expenses	939	199	267	433
Proxy expenses	1,450	259	457	593
Short sales dividend expense	664	–	–	–
Excise tax	–	–	–	–
Other expenses	328	114	102	104
Non-recurring costs (Note 2)	2	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(2)	–	–	–
Total Expenses	83,633	12,366	11,242	11,267
Expense and Fee Offset	(526)	(76)	(117)	(169)
Net Expenses	83,107	12,290	11,125	11,098
Less: Excess Expense Reimbursement	–	–	–	–
Net Expenses after Expense Reimbursement	83,107	12,290	11,125	11,098
Net Investment Income/(Loss)	56,704	(7,403)	(4,337)	(3,026)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,410,297	171,285	163,155	228,169
Net realized gain/(loss) from foreign currency transactions	(180)	248	1,195	(619)
Net realized gain/(loss) from short sales	3,322	–	(755)	–
Net realized gain/(loss) from option contracts	–	–	(1,098)	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(446,870)	100,725 (1)	(107,495)	(105,152	)(1)
Payment from affiliate (Note 2)	17	–	–	4
Net Gain/(Loss) on Investments	966,586	272,258	55,002	122,402
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,023,290	$264,855	$50,665	$119,376

Janus Growth Funds October 31, 2006 71

Statements of Changes in Net Assets

For the fiscal year or period ended October 31
(all numbers in thousands)	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund
	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$38,586	$8,063	$(4,351)	$(5,103)	$4,370	$18,801
Net realized gain/(loss) from investment transactions	1,319,127	2,416,218	237,157	178,530	1,157,345	411,889
Net realized gain/(loss) from short sales	–	–	–	–	–	–
Net realized gain/(loss) from option contracts	–	–	–	–	980	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(49,416)	(1,439,602)	20,858	97,620	(758,886)	146,894
Payment from affiliate (Note 2)	47	1	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,308,344	984,680	253,664	271,047	403,809	577,584
Dividends and Distributions to Shareholders:
Net investment income*	(7,997)	–	–	–	(12,423)	(6,427)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(7,997)	–	–	–	(12,423)	(6,427)
Capital Share Transactions:
Shares sold	1,366,201	378,642	219,251	228,604	410,525	703,654
Shares issued in connection with acquisition**	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	7,771	–	–	–	11,886	6,103
Shares repurchased	(2,608,611)	(3,497,874)	(432,841)	(476,067)	(1,410,231)	(1,278,997)
Net Increase/(Decrease) from Capital Share Transactions	(1,234,639)	(3,119,232)	(213,590)	(247,463)	(987,820)	(569,240)
Net Increase/(Decrease) in Net Assets	65,708	(2,134,552)	40,074	23,584	(596,434)	1,917
Net Assets:
Beginning of period	11,142,921	13,277,473	1,703,542	1,679,958	4,473,431	4,471,514
End of period	$11,208,629	$11,142,921	$1,743,616	$1,703,542	$3,876,997	$4,473,431
Undistributed net investment income/(loss)*	$38,592	$8,030	$(1,561)	$–	$2,946	$12,423

*  See Note 4 in Notes to Financial Statements.

**  See Note 6 in Notes to Financial Statements.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.

72 Janus Growth Funds October 31, 2006

For the fiscal year or period ended October 31
(all numbers in thousands)	Janus Orion Fund		Janus Triton Fund
	2006	2005	2006	2005(1)
Operations:
Net investment income/(loss)	$7,762	$3,091	$129	$(43)
Net realized gain/(loss) from investment transactions	125,852	67,290	771	(40)
Net realized gain/(loss) from short sales	–	–	–	–
Net realized gain/(loss) from option contracts	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	44,104	56,341	4,828	2,161
Payment from affiliate (Note 2)	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	177,718	126,722	5,728	2,078
Dividends and Distributions to Shareholders:
Net investment income*	(6,052)	–	(125)	–
Net realized gain/(loss) from investment transactions*	–	–	(89)	–
Net Decrease from Dividends and Distributions	(6,052)	–	(214)	–
Capital Share Transactions:
Shares sold	546,892	167,198	161,859	45,861
Shares issued in connection with acquisition**	2,124,929	N/A	N/A	N/A
Reinvested dividends and distributions	5,942	–	209	–
Shares repurchased	(297,728)	(132,323)	(93,284)	(10,244)
Net Increase/(Decrease) from Capital Share Transactions	2,380,035	34,875	68,784	35,617
Net Increase/(Decrease) in Net Assets	2,551,701	161,597	74,298	37,695
Net Assets:
Beginning of period	691,401	529,804	37,695	–
End of period	$3,243,102	$691,401	$111,993	$37,695
Undistributed net investment income/(loss)*	$3,985	$2,980	$(138)	$–

Janus Growth Funds October 31, 2006 73

Statements of Changes in Net Assets (continued)

For the fiscal year ended October 31 (all numbers in thousands)	Janus Twenty Fund		Janus Venture Fund
	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$56,704	$20,063	$(7,403)	$(8,736)
Net realized gain/(loss) from investment transactions	1,410,117	1,469,039	171,533	117,762
Net realized gain/(loss) from short sales	3,322	–	–	–
Net realized gain/(loss) from option contracts	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(446,870)	254,049	100,725	25,372
Payment from affiliate (Note 2)	17	7	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,023,290	1,743,158	264,855	134,398
Dividends and Distributions to Shareholders:
Net investment income*	(20,137)	(2,651)	–	–
Net realized gain/(loss) from investment transactions*	–	–	(65,400)	–
Net Decrease from Dividends and Distributions	(20,137)	(2,651)	(65,400)	–
Capital Share Transactions:
Shares sold	433,075	542,721	31,199	36,715
Redemption fees	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	19,712	2,597	62,815	–
Shares repurchased	(1,485,980)	(1,696,801)	(188,164)	(205,051)
Net Increase/(Decrease) from Capital Share Transactions	(1,033,193)	(1,151,483)	(94,150)	(168,336)
Net Increase/(Decrease) in Net Assets	(30,040)	589,024	105,305	(33,938)
Net Assets:
Beginning of period	9,612,503	9,023,479	1,293,150	1,327,088
End of Period	$9,582,463	$9,612,503	$1,398,455	$1,293,150
Undistributed net investment income/(loss)*	$57,335	$20,284	$(1,233)	$75

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

74 Janus Growth Funds October 31, 2006

For the fiscal year ended October 31 (all numbers in thousands)	Janus Global Life Sciences Fund		Janus Global Technology Fund
	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$(4,337)	$(5,782)	$(3,026)	$758
Net realized gain/(loss) from investment transactions	164,350	175,006	227,550	99,671
Net realized gain/(loss) from short sales	(755)	–	–	–
Net realized gain/(loss) from option contracts	(1,098)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(107,495)	51,675	(105,152)	33,644
Payment from affiliate (Note 2)	–	–	4	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	50,665	220,899	119,376	134,073
Dividends and Distributions to Shareholders:
Net investment income*	–	–	(719)	–
Net realized gain/(loss) from investment transactions*	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	(719)	–
Capital Share Transactions:
Shares sold	57,712	51,664	57,580	46,171
Redemption fees	69	35	75	80
Reinvested dividends and distributions	–	–	703	–
Shares repurchased	(276,082)	(306,428)	(256,329)	(441,684)
Net Increase/(Decrease) from Capital Share Transactions	(218,301)	(254,729)	(197,971)	(395,433)
Net Increase/(Decrease) in Net Assets	(167,636)	(33,830)	(79,314)	(261,360)
Net Assets:
Beginning of period	1,149,666	1,183,496	993,663	1,255,023
End of Period	$982,030	$1,149,666	$914,349	$993,663
Undistributed net investment income/(loss)*	$–	$–	$13	$725

Janus Growth Funds October 31, 2006 75

Financial Highlights

	Janus Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$24.44		$22.69		$22.52		$18.39	$22.11
Income from Investment Operations:
Net investment income/(loss)	.09		.02		–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	2.92		1.73		.17		4.13	(3.72)
Total from Investment Operations	3.01		1.75		.17		4.13	(3.72)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		–		–		–	–
Distributions (from capital gains)*	–		–		–		–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.02)		–		–		–	–
Net Asset Value, End of Period	$27.43		$24.44		$22.69		$22.52	$18.39
Total Return	12.31	%(3)	7.71	%(3)	0.75	%(3)	22.46%	(16.82)%
Net Assets, End of Period (in thousands)	$11,208,629		$11,142,921		$13,277,473		$17,426,458	$16,320,421
Average Net Assets for the Period (in thousands)	$11,232,055		$12,310,464		$15,433,191		$16,206,681	$21,651,285
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.90%		0.88%		0.90%		0.89%	0.85%
Ratio of Net Expenses to Average Net Assets(4)	0.90%		0.87%		0.90%		0.89%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.34%		0.07%		(0.17)%		(0.17)%	(0.24)%
Portfolio Turnover Rate	69%		78%		21%		22%	27%
	Janus Enterprise Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$39.48		$33.73		$30.02		$22.93	$29.67
Income from Investment Operations:
Net investment income/(loss)	(.04)		–	(1)	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	6.21		5.75		3.71		7.09	(6.74)
Total from Investment Operations	6.17		5.75		3.71		7.09	(6.74)
Less Distributions:
Dividends (from net investment income)*	–		–		–		–	–
Distributions (from capital gains)*	–		–		–		–	–
Total Distributions	–		–		–		–	–
Net Asset Value, End of Period	$45.65		$39.48		$33.73		$30.02	$22.93
Total Return	15.63%		17.05%		12.36%		30.92%	(22.72)%
Net Assets, End of Period (in thousands)	$1,743,616		$1,703,542		$1,679,958		$1,916,706	$1,854,192
Average Net Assets for the Period (in thousands)	$1,778,532		$1,728,579		$1,795,534		$1,741,680	$2,518,273
Ratio of Gross Expenses to Average Net Assets(4)(5)	1.00%		0.96%		1.04%		1.02%	0.93%
Ratio of Net Expenses to Average Net Assets(4)	0.99%		0.95%		1.03%		1.02%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.24)%		(0.30)%		(0.46)%		(0.46)%	(0.43)%
Portfolio Turnover Rate	40%		28%		27%		32%	64%

*  See Note 4 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

See Notes to Financial Statements.

76 Janus Growth Funds October 31, 2006

	Janus Mercury Fund
For a share outstanding during each fiscal year ended October 31	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$22.05		$19.48	$18.14		$14.92	$19.14
Income from Investment Operations:
Net investment income/(loss)	.02		.09	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	2.18		2.51	1.34		3.22	(4.18)
Total from Investment Operations	2.20		2.60	1.34		3.22	(4.18)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		(.03)	–		–	(.04)
Distributions (from capital gains)*	–		–	–		–	–
Payment from affiliate	–	(2)	–	–		–	–
Total Distributions and Other	(.06)		(.03)	–		–	(.04)
Net Asset Value, End of Period	$24.19		$22.05	$19.48		$18.14	$14.92
Total Return	10.00	%(3)	13.35%	7.39%		21.58%	(21.88)%
Net Assets, End of Period (in thousands)	$3,876,997		$4,473,431	$4,471,514		$5,282,164	$5,034,041
Average Net Assets for the Period (in thousands)	$4,052,013		$4,447,616	$5,007,156		$5,088,567	$6,783,864
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.98%		0.93%	0.97%		0.96%	0.94%
Ratio of Net Expenses to Average Net Assets(4)	0.97%		0.92%	0.97%		0.95%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.11%		0.42%	(0.26)%		(0.31)%	(0.07)%
Portfolio Turnover Rate	147%		38%	43%		54%	97%
	Janus Orion Fund(6)
For a share outstanding during each fiscal year ended October 31	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$7.80		$6.25	$5.64		$4.33	$5.21
Income from Investment Operations:
Net investment income/(loss)	.04		.03	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	1.71		1.52	.61		1.31	(.88)
Total from Investment Operations	1.75		1.55	.61		1.31	(.88)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		–	–		–	–
Distributions (from capital gains)*	–		–	–		–	–
Payment from affiliate	–		–	–	(2)	–	–
Total Distributions and Other	(.06)		–	–		–	–
Net Asset Value, End of Period	$9.49		$7.80	$6.25		$5.64	$4.33
Total Return	22.58%		24.80%	10.82	%(3)	29.95%	(16.70)%
Net Assets, End of Period (in thousands)	$3,243,102		$691,401	$529,804		$513,708	$421,458
Average Net Assets for the Period (in thousands)	$966,223		$590,421	$540,305		$431,124	$562,457
Ratio of Gross Expenses to Average Net Assets(4)(5)	1.00%		1.02%	1.09%		1.10%	1.09%
Ratio of Net Expenses to Average Net Assets(4)	0.99%		1.01%	1.08%		1.08%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.80%		0.52%	(0.05)%		(0.43)%	(0.30)%
Portfolio Turnover Rate	63%		68%	69%		72%	161%

*See Note 4 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(6)  Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund. See Note 6.

See Notes to Financial Statements.

Janus Growth Funds October 31, 2006 77

Financial Highlights (continued)

	Janus Triton Fund
For a share outstanding during each fiscal year or period ended October 31	2006	2005(1)
Net Asset Value, Beginning of Period	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	–
Net gains/(losses) on securities (both realized and unrealized)	2.27	.86
Total from Investment Operations	2.28	.86
Less Distributions:
Dividends from net investment income*	(.03)	–
Distributions from net realized gains*	(.02)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$13.09	$10.86
Total Return**	21.06%	8.60%
Net Assets, End of Period (in thousands)	$111,993	$37,695
Average Net Assets for the Period (in thousands)	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(2)	1.11%	1.27	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.09%	1.25%
Ratio of Net Invest Income to Average Net Assets***	0.12%	(0.24)%
Portfolio Turnover Rate***	262%	48%

	Janus Twenty Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$47.63		$39.60		$34.06		$30.47	$36.31
Income from Investment Operations:
Net investment income/(loss)	.32		.10		.03		.17	.21
Net gains/(losses) on securities (both realized and unrealized)	5.08		7.94		5.68		3.63	(5.71)
Total from Investment Operations	5.40		8.04		5.71		3.80	(5.50)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.01)		(.17)		(.21)	(.34)
Distributions (from capital gains)*	–		–		–		–	–
Payment from affiliate	–	(4)	–	(4)	–	(4)	–	–
Total Distributions and Other	(.10)		(.01)		(.17)		(.21)	(.34)
Net Asset Value, End of Period	$52.93		$47.63		$39.60		$34.06	$30.47
Total Return	11.35	%(5)	20.31	%(5)	16.85	%(5)	12.60%	(15.35)%
Net Assets, End of Period (in thousands)	$9,582,463		$9,612,503		$9,023,479		$9,821,492	$10,107,243
Average Net Assets for the Period (in thousands)	$9,511,589		$9,458,921		$9,319,532		$9,749,457	$12,572,984
Ratio of Gross Expenses to Average Net Assets(2)(6)	0.88	%(7)	0.86%		0.89%		0.88%	0.84%
Ratio of Net Expenses to Average Net Assets(2)	0.87	%(7)	0.86%		0.89%		0.88%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.60%		0.21%		0.06%		0.52%	0.56%
Portfolio Turnover Rate	41%		44%		14%		44%	53%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(7)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.87% and 0.87%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

78 Janus Growth Funds October 31, 2006

	Janus Venture Fund
For a share outstanding during each fiscal year ended October 31	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Period	$56.82	$51.57	$47.77		$31.59	$36.99
Income from Investment Operations:
Net investment income/(loss)	(.06)	– (1)	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	11.92	5.25	3.80		16.18	(5.40)
Total from Investment Operations	11.86	5.25	3.80		16.18	(5.40)
Less Distributions:
Dividends (from net investment income)*	–	–	–		–	–
Distributions (from capital gains)*	(2.93)	–	–		–	–
Total Distributions	(2.93)	–	–		–	–
Net Asset Value, End of Period	$65.75	$56.82	$51.57		$47.77	$31.59
Total Return	21.69%	10.18%	7.95%		51.22%	(14.60)%
Net Assets, End of Period (in thousands)	$1,398,455	$1,293,150	$1,327,088		$1,392,358	$756,323
Average Net Assets for the Period (in thousands)	$1,353,079	$1,367,775	$1,355,755		$988,156	$992,760
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.91%	0.87%	0.90%		0.94%	0.88%
Ratio of Net Expenses to Average Net Assets(2)	0.91%	0.87%	0.90%		0.93%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.55)%	(0.64)%	(0.74)%		(0.67)%	(0.73)%
Portfolio Turnover Rate	55%	63%	61%		75%	90%
	Janus Global Life Sciences Fund
For a share outstanding during each fiscal year ended October 31	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Period	$19.37	$16.08	$14.61		$12.82	$16.96
Income from Investment Operations:
Net investment income/(loss)	– (1)	– (1)	–	(1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	.88	3.29	1.47		1.79	(4.14)
Total from Investment Operations	.88	3.29	1.47		1.79	(4.14)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–		–	–
Distributions (from capital gains)*	–	–	–		–	–
Redemption fees	– (4)	– (4)	–	(4)	– (4)	N/A
Payment from affiliate	–	–	–	(5)	–	–
Total Distributions and Other	–	–	–		–	–
Net Asset Value, End of Period	$20.25	$19.37	$16.08		$14.61	$12.82
Total Return	4.54%	20.46%	10.06	%(6)	13.87%	(24.35)%
Net Assets, End of Period (in thousands)	$982,030	$1,149,666	$1,183,496		$1,264,220	$1,389,723
Average Net Assets for the Period (in thousands)	$1,101,726	$1,181,741	$1,288,416		$1,296,095	$1,927,734
Ratio of Gross Expenses to Average Net Assets(2)(3)	1.02%	0.97%	1.02%		0.99%	0.89%
Ratio of Net Expenses to Average Net Assets(2)	1.01%	0.96%	1.01%		0.98%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.39)%	(0.49)%	(0.52)%		(0.28)%	(0.42)%
Portfolio Turnover Rate	87%	77%	78%		135%	73%

*See Note 4 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(4)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Growth Funds October 31, 2006 79

Financial Highlights (continued)

	Janus Global Technology Fund
For a share outstanding during each fiscal year ended October 31	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Period	$10.88		$9.70	$10.44		$7.41	$10.83
Income from Investment Operations:
Net investment income/(loss)	–	(1)	.01	.02		– (1)	(.01)
Net gains/(losses) on securities (both realized and unrealized)	1.36		1.17	(.76)		3.03	(3.41)
Total from Investment Operations	1.36		1.18	(.74)		3.03	(3.42)
Less Distributions and Other:
Dividends (from net investment income)*	(.01)		–	–		–	–
Distributions (from capital gains)*	–		–	–		–	–
Redemption fees	–	(2)	– (2)	–	(2)	– (2)	N/A
Payment from affiliate	–	(3)	–	–	(3)	–	–
Total Distributions and Other	(.01)		–	–		–	–
Net Asset Value, End of Period	$12.23		$10.88	$9.70		$10.44	$7.41
Total Return	12.48	%(4)	12.16%	(7.09	)%(4)	41.08%	(31.67)%
Net Assets, End of Period (in thousands)	$914,349		$993,663	$1,255,023		$1,655,731	$1,249,514
Average Net Assets for the Period (in thousands)	$999,147		$1,109,908	$1,480,508		$1,332,510	$1,906,518
Ratio of Gross Expenses to Average Net Assets(5)(6)	1.13%		1.04%	1.07%		1.07%	0.96%
Ratio of Net Expenses to Average Net Assets(5)	1.11%		1.03%	1.07%		1.06%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.30)%		0.07%	(0.37)%		(0.27)%	(0.14)%
Portfolio Turnover Rate	85%		31%	24%		48%	66%

*See Note 4 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Service's fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

See Notes to Financial Statements.

80 Janus Growth Funds October 31, 2006

Notes to Schedules of Investments

Lipper Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolio in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International World Information Technology IndexSM	Is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

Morgan Stanley Capital International World Health Care IndexSM	Is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe, and the Asia/Pacific Region.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Janus Growth Funds October 31, 2006 81

Notes to Schedules of Investments (continued)

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, short sales, securities with extended settlement dates and/or option contracts.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ¥  Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  •  Security is a defaulted security.

ºº Schedule of Fair Valued Securities (as of October 31, 2006)

	Value	Value as a % of Net Assets
Janus Venture Fund
Candescent Technologies Corp. - Series E	$–	0.0%
Familymeds Group, Inc. - expires 9/29/10	173,027	0.0%
Genius Products, Inc. - expires 12/5/10	857,708	0.1%
Infocrossing, Inc. - expires 10/16/08	2,884,466	0.2%
OneTravel Holdings, Inc. - expires 4/14/10	–	0.0%
Ronco Fi-Tek, Inc.	–	0.0%
	$3,915,201	0.3%
Janus Global Life Sciences Fund
Cougar Biotechnology, Inc.	$2,904,499	0.3%
Fibrogen, Inc.	9,538,658	1.0%
GMP Companies, Inc.	3,925,129	0.4%
GMP Companies, Inc. - expires 6/1/11	473,202	0.1%
GMP Companies, Inc. - expires 6/1/11	176,638	0.0%
Mediquest Therapeutics	7,527,764	0.7%
Mediquest Therapeutics - expires 6/15/11	628,125	0.1%
	$25,174,015	2.6%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

82 Janus Growth Funds October 31, 2006

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Fund
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	$44,298,813	$48,850,010	0.5%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	22,503,929	25,172,511	0.2%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	22,503,929	25,253,667	0.2%
		$89,306,671	$99,276,188	0.9%
Janus Enterprise Fund
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	$4,964,660	$5,468,954	0.3%
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	4,964,660	5,474,722	0.3%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	6,684,452	7,477,114	0.4%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	6,684,452	7,501,221	0.5%
Polytec Asset Holdings, Ltd.	5/5/06	9,134,007	10,694,923	0.6%
		$32,432,231	$36,616,934	2.1%
Janus Mercury Fund
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	$15,296,692	$16,868,252	0.4%
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	15,296,752	16,850,547	0.4%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	11,613,316	12,990,457	0.3%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	11,613,316	13,032,338	0.4%
		$53,820,076	$59,741,594	1.5%
Janus Triton Fund
Polytec Asset Holdings, Ltd.	5/5/06	$808,849	$947,073	0.8%
Janus Venture Fund
Familymeds Group, Inc. - expires 9/29/10ºº	9/23/05	$381,250	$173,027	0.0%
Genius Products, Inc. - expires 12/5/10ºº	12/5/05	1,083,000	857,708	0.1%
Genius Products, Inc.	12/5/05	8,417,000	11,257,500	0.8%
OneTravel Holdings, Inc. - expires 4/14/10ºº	4/14/05	–	–	0.0%
Polytec Asset Holdings, Ltd.	5/5/06	7,213,100	8,445,751	0.6%
Ronco Fi-Tek, Inc.ºº	6/24/05 - 9/6/06	6,000,000	–	0.0%
		$23,094,350	$20,733,986	1.5%
Janus Global Life Sciences Fund
Cougar Biotechnology, Inc.ºº	3/31/06	$2,904,499	$2,904,499	0.3%
Fibrogen, Inc.ºº	12/28/04 - 11/8/05	5,786,786	9,538,658	1.0%
GMP Companies, Inc.ºº	5/31/06 - 10/4/06	3,874,867	3,925,129	0.4%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06 - 10/4/06	–	473,202	0.1%
GMP Companies, Inc. - expires 6/1/11ºº	5/31/06	–	176,638	0.0%
Mediquest Therapeuticsºº	5/11/06 - 6/15/06	5,018,510	7,527,764	0.7%
Mediquest Therapeutics - expires 6/15/11ºº	5/11/06 - 6/15/06	–	628,125	0.1%
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	8,587,975	9,470,291	1.0%
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	8,588,035	9,460,380	0.9%
		$34,760,672	$44,104,686	4.5%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)ºº	3/6/00 - 2/23/01	$2,614,147	$–	0.0%
Goldman Sachs Group, Inc. convertible, (Google Corp.), 0% (144A)	9/28/06	4,274,722	4,643,304	0.5%
		$6,888,869	$4,643,304	0.5%

The Funds have registration rights for certain restricted securities held as of October 31, 2006. The issuer incurs all registration costs.

Janus Growth Funds October 31, 2006 83

Notes to Schedules of Investments (continued)

£ The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2006.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/06
Janus Orion Fund
Dade Behring Holdings, Inc.	2,854,606	$112,827,962	–	$–	$–	$309,844	$165,264,731
VistaPrint, Ltd.	2,618,272	73,784,407	–	–	–	–	81,899,548
		$186,612,369		$–	$–	$309,844	$247,164,279
	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/06
Janus Venture Fund
Axesstel, Inc.	–	$–	2,128,965	$8,515,860	$(6,726,042)	$–	$–
Century Casinos, Inc.(1)	–	–	–	–	–	–	15,785,180
Familymeds Group, Inc.(2)	–	–	5,490,000	–	–	–	220,104
Genius Products, Inc.	4,750,000	8,417,000	–	–	–	–	11,257,500
Hythiam, Inc.	911,420	4,329,245	–	–	–	–	12,596,419
Infocrossing, Inc.	170,270	1,248,391	435,225	5,229,470	(254,448)	–	21,769,421
Intermap Technologies, Ltd.	–	–	–	–	–	–	10,219,985
LivePerson, Inc.	62,325	425,354	–	–	–	–	17,492,139
NuCo2, Inc.	803,330	22,678,318	–	–	–	–	22,477,172
Omnicell, Inc.	562,280	6,162,534	48,150	719,737	65,393	–	35,207,324
OneTravel Holdings, Inc.	–	–	1,145,454	6,300,000	(6,277,091)	–	–
Ronco Fi-Tek, Inc.(3)	278,182	–	–	–	–	–	–
SeraCare Life Sciences, Inc.	92,760	923,389	935,380	11,272,767	(10,678,539)	–	–
TALX Corp.(4)	423,445	425,401	394,605	7,652,926	10,326,597	205,339	29,994,440
TechTeam Global, Inc.	–	–	644,992	8,326,760	(1,574,281)	–	–
TransAct Technologies, Inc.	–	–	799,760	10,407,198	(3,037,746)	–	–
Ultimate Software Group, Inc.	23,155	442,145	167,535	2,030,325	2,235,170	–	43,434,038
ValueVision Media, Inc.	–	–	–	–	–	–	22,010,672
Workstream, Inc. (U.S. Shares)	–	–	–	–	–	–	3,965,722
		$45,051,777		$60,455,043	$(15,920,987)	$205,339	$246,430,116

(1) Includes 1 for 1 share conversion 11/14/05

(2) Adjusted for 1 for 10 reverse stock split 8/16/06

(3) Adjusted for stock dividend paid as penalty shares from past 4 quarters at a rate of .1538585 for October, 2005, January, 2006, and April, 2006, and a rate of .020933 for July, 2006.

(4) Adjusted for 3 for 2 stock split 1/18/06

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of October 31, 2006 are noted below.

Fund	Aggregate Value
Growth
Janus Fund	$804,039,057
Janus Mercury Fund	468,203,839
Janus Orion Fund	27,283,411
Specialty Growth
Janus Global Life Sciences Fund	142,776,788
Janus Global Technology Fund	203,460,037

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2006.

84 Janus Growth Funds October 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-one funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in

Janus Growth Funds October 31, 2006 85

Notes to Financial Statements (continued)

unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2006
Growth
Janus Fund	$158,133,119
Janus Enterprise Fund	219,316,468
Janus Mercury Fund	609,670,967
Janus Orion Fund	167,445,871
Janus Twenty Fund	263,437,466
Janus Venture Fund	341,852,868
Specialty Growth
Janus Global Life Sciences Fund	165,128,202
Janus Global Technology Fund	98,385,797

As of October 31, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2006
Growth
Janus Fund	$162,770,008
Janus Enterprise Fund	224,478,071
Janus Mercury Fund	626,164,493
Janus Orion Fund	171,316,440
Janus Twenty Fund	269,245,706
Janus Venture Fund	350,575,243
Specialty Growth
Janus Global Life Sciences Fund	169,009,422
Janus Global Technology Fund	101,034,054

As of October 31, 2006, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Mercury Fund, which also invested $20,413,286 in foreign bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the fiscal year ended October 31, 2006, there were no securities lending arrangements for Janus Triton Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of October 31, 2006, Janus Global Life Sciences Fund and Janus Global Technology Fund were invested in short sales.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future

86 Janus Growth Funds October 31, 2006

date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The following Funds recognized realized gains or losses for written options during the fiscal year ended October 31, 2006.

Funds	Gain/(Loss)
Growth
Janus Fund	$–
Janus Mercury Fund	979,525
Speciality Growth
Janus Global Life Sciences Fund	(1,097,688)
Janus Global Technology Fund	–

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Funds may recognize due to written call options.

Janus Growth Funds October 31, 2006 87

Notes to Financial Statements (continued)

Written option activity for the fiscal year ended October 31, 2006 was as follows:

Call Options	Number of Options	Premiums Received
Janus Fund
Options outstanding at October 31, 2005	–	$–
Options written	29,787	1,992,219
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2006	29,787	$1,992,219
Call Options	Number of Options	Premiums Received
Janus Mercury Fund
Options outstanding at October 31, 2005	–	$–
Options written	4230	1,479,705
Options closed	(4,230)	(1,479,705)
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2006	–	–
Call Options	Number of Options	Premiums Received
Janus Global Life Sciences Fund
Options outstanding at October 31, 2005	–	$–
Options written	969	440,038
Options closed	(969)	(440,038)
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2006	–	–
Put Options	Number of Options	Premiums Received
Janus Global Life Sciences Fund
Options outstanding at October 31, 2005	–	$–
Options written	1,259	468,435
Options closed	(290)	(58,580)
Options expired	(969)	(409,855)
Options exercised	–	–
Options outstanding at October 31, 2006	–	–
Call Options	Number of Contracts	Premiums Received
Janus Global Technology Fund
Options outstanding at October 31, 2005	–	$–
Options written	1,032	241,312
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at October 31, 2006	1,032	$241,312

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2006, there were no Funds invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of October 31, 2006, Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund were invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

88 Janus Growth Funds October 31, 2006

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on each Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on each Fund's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Effective February 1, 2006 for Janus Mercury Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Growth
Janus Fund	$47,274
Janus Mercury Fund	415
Janus Twenty Fund	16,951
Special Growth
Janus Global Technology Fund	3,607

For the fiscal year ended October 31, 2006, Janus Capital assumed $22,832 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios, based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then

Janus Growth Funds October 31, 2006 89

Notes to Financial Statements (continued)

increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the fiscal year ended October 31, 2006.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $116,048 was paid by the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $69,078 and $74,705, respectively, for the fiscal year ended October 31, 2006.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2006, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/06
Janus Government Money Market Fund
Janus Fund	$92,474,169	$92,474,169	$75,836	$–
Janus Enterprise Fund	8,743,031	8,743,031	6,004	–
Janus Mercury Fund	77,025,615	77,025,615	79,379	–
Janus Orion Fund	23,444,836	23,444,836	40,738	–
Janus Triton Fund	1,241,298	1,241,298	386	–
Janus Twenty Fund	528,155,504	528,155,504	2,977,828	–
Janus Venture Fund	3,293,075	3,293,075	1,560	–
Janus Global Life Sciences Fund	50,747,726	50,747,726	43,510	–
Janus Global Technology Fund	10,201,695	10,201,695	6,095	–
	$795,326,949	$795,326,949	$3,231,336	$–
Janus Institutional Cash Reserves Fund
Janus Fund	$1,081,532,328	$1,235,412,328	$6,251,741	$6,120,000
Janus Enterprise Fund	113,803,000	110,408,000	200,734	3,395,000
Janus Mercury Fund	716,365,162	685,186,162	837,846	31,179,000
Janus Orion Fund	211,325,361	174,043,771	867,369	37,281,590
Janus Triton Fund	13,383,004	13,383,004	12,268	–
Janus Twenty Fund	1,237,104,331	1,437,104,331	19,494,582	–
Janus Venture Fund	34,444,051	28,261,051	14,274	6,183,000
Janus Global Life Sciences Fund	98,463,603	98,463,603	169,539	–
Janus Global Technology Fund	86,211,702	85,854,192	155,673	357,510
	$3,592,632,542	$3,868,116,442	$28,004,026	$84,516,100
Janus Money Market Fund
Janus Fund	$933,178,108	$954,284,503	$4,082,194	$78,893,605
Janus Enterprise Fund	60,547,254	52,351,970	383,120	8,195,284
Janus Mercury Fund	359,149,445	359,149,445	549,481	–
Janus Orion Fund	73,403,294	54,811,393	287,659	18,591,901
Janus Triton Fund	3,717,761	2,965,761	3,252	752,000
Janus Twenty Fund	1,490,924,181	1,318,243,165	13,738,968	222,681,016
Janus Venture Fund	18,356,007	18,356,007	10,656	–
Janus Global Life Sciences Fund	32,561,548	32,561,548	24,962	–
Janus Global Technology Fund	42,545,344	21,829,114	260,057	20,716,230
	$3,014,382,942	$2,814,552,906	$19,340,349	$349,830,036

90 Janus Growth Funds October 31, 2006

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth
Janus Fund	$7,457,153,234	$7,862,568,828	$–	$–
Janus Enterprise Fund	695,429,840	886,169,700	–	–
Janus Mercury Fund	5,872,762,105	6,813,163,045	–	–
Janus Orion Fund	652,704,620	679,699,953	–	–
Janus Triton Fund	309,182,587	237,746,667	–	–
Janus Twenty Fund	3,464,448,011	3,815,116,494	–	–
Janus Venture Fund	741,869,651	916,862,807	–	–
Specialty Growth
Janus Global Life Sciences Fund	947,851,668	1,154,193,915	–	–
Janus Global Technology Fund	824,755,716	1,037,840,734	–	–

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Growth
Janus Fund(1)	$38,591,844	$–	$(5,389,640,299)	$1,291,840	$1,971,024,429
Janus Enterprise Fund(1)	–	–	(4,127,726,722)	–	562,789,308
Janus Mercury Fund	2,946,472	–	(4,999,567,207)	102,614	317,554,437
Janus Orion Fund(1)	3,984,772	–	(1,840,427,776)	1,130	585,008,456
Janus Triton Fund	239,370	1,332,954	–	1	6,021,003
Janus Twenty Fund	57,335,031	–	(1,862,492,623)	81,640	2,606,252,419
Janus Venture Fund(1)	–	158,238,356	(50,323,148)	1,105	400,288,264
Specialty
Janus Global Life Sciences Fund	–	–	(755,147,472)	2,237	168,396,634
Janus Global Technology Fund	–	–	(2,551,388,000)	85,937	176,678,615

(1)  Capital loss carryovers subject to annual limitations.

Janus Growth Funds October 31, 2006 91

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

The capital loss carryforward in Janus Orion Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the Janus Olympus Fund acquisition during the current year. Due to these limitations, $43,227,226 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in-capital.

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2006

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Growth
Janus Fund(1)	$–	$(2,127,412,256)	$(2,692,706,418)	$(569,521,625)	$(5,389,640,299)
Janus Enterprise Fund(1)	–	(2,911,281,962)	(1,180,687,781)	(35,756,979)	(4,127,726,722)
Janus Mercury Fund	–	(2,099,946,853)	(2,677,021,633)	(222,598,721)	(4,999,567,207)
Janus Orion Fund(1)	(2,429,227)	(1,253,924,298)	(584,074,251)	–	(1,840,427,776)
Janus Triton Fund	–	–	–	–	–
Janus Twenty Fund	–	(1,101,301,817)	(117,584,500)	(643,606,306)	(1,862,492,623)
Janus Venture Fund(1)	–	(37,742,360)	(12,580,788)	–	(50,323,148)
Specialty Growth
Janus Global Life Sciences Fund	–	(400,156,274)	(251,753,591)	(103,237,607)	(755,147,472)
Janus Global Technology Fund	–	(1,611,126,564)	(857,178,929)	(83,082,507)	(2,551,388,000)

(1) Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Growth
Janus Fund	$1,310,085,732
Janus Enterprise Fund	237,032,537
Janus Mercury Fund	1,154,206,383
Janus Orion Fund	73,742,430
Janus Twenty Fund	1,413,251,004
Janus Venture Fund	12,580,786
Specialty Growth
Janus Global Life Sciences Fund	160,320,913
Janus Global Technology Fund	222,350,382

92 Janus Growth Funds October 31, 2006

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Growth
Janus Fund	$9,401,630,824	$2,247,674,907	$(276,650,478)
Janus Enterprise Fund	1,407,249,013	595,228,902	(32,439,594)
Janus Mercury Fund	4,179,743,829	491,143,292	(173,016,266)
Janus Orion Fund	2,467,985,498	644,840,694	(59,623,716)
Janus Triton Fund	106,013,827	9,871,208	(3,850,263)
Janus Twenty Fund	7,317,552,725	2,660,673,055	(54,420,636)
Janus Venture Fund	1,348,768,995	459,322,591	(58,804,612)
Specialty Growth
Janus Global Life Sciences Fund	984,840,914	184,616,470	(16,111,572)
Janus Global Technology Fund	827,022,796	221,207,626	(44,502,120)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth
Janus Fund	$7,997,324	$–	$–	$–
Janus Enterprise Fund	–	–	–	(2,776,861)
Janus Mercury Fund	12,422,837	–	–	–
Janus Orion Fund	6,051,846	–	–	–
Janus Triton Fund	212,999	–	–	–
Janus Twenty Fund	20,136,433	–	–	–
Janus Venture Fund	–	65,399,672	–	(5,847,279)
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	(4,305,333)
Janus Global Technology Fund	719,402	–	–	(3,397,264)
	Distributions
For the fiscal year ended October 31, 2005 Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth
Janus Fund	$–	$–	$–	$–
Janus Enterprise Fund	–	–	–	(5,127,872)
Janus Mercury Fund	6,427,322	–	–	–
Janus Orion Fund	–	–	–	–
Janus Triton Fund(1)	–	–	–	–
Janus Twenty Fund	2,651,260	–	–	–
Janus Venture Fund	–	–	–	(8,870,191)
Specialty Growth
Janus Global Life Sciences Fund	–	–	–	(5,796,869)
Janus Global Technology Fund	–	–	–	–

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Growth Funds October 31, 2006 93

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended October 31	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund		Janus Orion Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	52,166	15,753	5,056	6,111	17,604	33,707	62,151	22,671
Shares issued in connection with acquisition*	N/A	N/A	N/A	N/A	N/A	N/A	223,865	N/A
Reinvested dividends and distributions	301	–	–	–	513	289	711	–
Shares repurchased	(99,767)	(145,132)	(10,005)	(12,764)	(60,742)	(60,613)	(33,686)	(18,685)
Net Increase/(Decrease) in Capital Share Transactions	(47,300)	(129,379)	(4,949)	(6,653)	(42,625)	(26,617)	253,041	3,986
Shares Outstanding, Beginning of Period	455,877	585,256	43,147	49,800	202,882	229,499	88,687	84,701
Shares Outstanding, End of Period	408,577	455,877	38,198	43,147	160,257	202,882	341,728	88,687
For the fiscal year or period ended October 31			Janus Triton Fund		Janus Twenty Fund		Janus Venture Fund
(all numbers in thousands)			2006	2005(1)	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold			12,642	4,486	8,663	12,470	508	653
Reinvested dividends and distributions			17	–	399	59	1,108	–
Shares repurchased			(7,576)	(1,015)	(29,839)	(38,601)	(3,106)	(3,628)
Net Increase/(Decrease) in Capital Share Transactions			5,083	3,471	(20,777)	(26,072)	(1,490)	(2,975)
Shares Outstanding, Beginning of Period			3,471	–	201,813	227,885	22,760	25,735
Shares Outstanding, End of Period			8,554	3,471	181,036	201,813	21,270	22,760

For the fiscal year ended October 31	Janus Global Life Sciences Fund		Janus Global Technology Fund
(all numbers in thousands)	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	2,820	2,837	4,705	4,449
Reinvested dividends and distributions	–	–	59	–
Shares repurchased	(13,690)	(17,065)	(21,283)	(42,493)
Net Increase/(Decrease) in Capital Share Transactions	(10,870)	(14,228)	(16,519)	(38,044)
Shares Outstanding, Beginning of Period	59,368	73,596	91,292	129,336
Shares Outstanding, End of Period	48,498	59,368	74,773	91,292

*  See Note 6 in Notes to Financial Statements.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

6. FUND ACQUISITIONS

On October 31, 2006, Janus Orion Fund acquired all of the net assets of Janus Olympus Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Olympus Fund in the amount of 63,425,023 shares (valued at $2,124,928,540) for the 223,865,207 shares of Janus Orion Fund, including $411,818,312 of unrealized appreciation. The aggregate net assets of Janus Orion Fund and Janus Olympus Fund immediately before the reorganization were $1,119,129,656 and $2,124,928,540, respectively. The aggregate net assets immediately after the reorganization were $3,244,058,196.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities

94 Janus Growth Funds October 31, 2006

and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. Motions to dismiss the two actions brought by JCGI shareholders (actions (iv) and (v) described above) are fully briefed and pending before the district court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations. The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U. S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8. SUBSEQUENT EVENT

Effective December 31, 2006, Janus Mercury Fund will change it's name to Janus Research Fund.

Janus Growth Funds October 31, 2006 95

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (nine of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 11, 2006

96 Janus Growth Funds October 31, 2006

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance unanimously approved the continuation of the investment advisory agreement for each Fund (except Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, and Janus Worldwide Fund, whose advisory agreements were for current terms through February 1, 2007), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Stock Fund, whose subadvisory agreement had been recently approved by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent, and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Growth Funds October 31, 2006 97

Additional Information (unaudited) (continued)

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's

98 Janus Growth Funds October 31, 2006

profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements and subadvisory agreements were in the best interest of the respective Funds and their shareholders.

Janus Growth Funds October 31, 2006 99

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing option contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

100 Janus Growth Funds October 31, 2006

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the applicable Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect a Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth Funds October 31, 2006 101

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2006:

Capital Gain Distributions

Fund
Janus Venture Fund	$65,399,672

Dividends Received Deduction Percentage

Fund
Janus Fund	100%
Janus Mercury Fund	100%
Janus Orion Fund	28%
Janus Olympus Fund(1)	100%
Janus Triton Fund	78%
Janus Twenty Fund	94%

(1) Janus Olympus Fund merged into Janus Orion Fund effective October 31, 2006. Final distributions paid October 31, 2006.

Qualified Dividend Income Percentage

Fund
Janus Fund	100%
Janus Mercury Fund	100%
Janus Orion Fund	71%
Janus Olympus Fund(1)	100%
Janus Triton Fund	99%
Janus Twenty Fund	100%

(1) Janus Olympus Fund merged into Janus Orion Fund effective October 31, 2006. Final distributions paid October 31, 2006.

102 Janus Growth Funds October 31, 2006

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 68 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	68	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	68		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	68		Director of the F.B. Heron Foundation ( a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	68		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (industrial distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

* Mr. Mullen also serves as director of Janus Capital Funds Plc consisting of 22 funds. Including Janus Capital Funds and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

Janus Growth Funds October 31, 2006 103

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	68	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	68	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	68	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett Worldwide (advertising agency) (2001-2005).	68	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 69	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation.	68	N/A

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

104 Janus Growth Funds October 31, 2006

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
William Bales 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Portfolio Manager Janus Venture Fund	2/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 Age 35	Executive Vice President and Portfolio Manager Janus Enterprise Fund	2/02-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1994-1997 and 2000-2002) for Janus Capital Corporation

David J. Corkins 151 Detroit Street Denver, CO 80206 Age 40	Executive Vice President and Portfolio Manager Janus Fund	2/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2003-2006) for Janus Mercury Fund, and Portfolio Manager (1997-2003) for Janus Growth and Income Fund.

James P. Goff 151 Detroit Street Denver, CO 80206 Age 42	Executive Vice President Janus Research Fund	2/06-Present	Vice President and Director of Research of Janus Capital. Formerly, Portfolio Manager (1992-2002) for Janus Enterprise Fund.

Thomas R. Malley 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	11/98-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Chad Meade 151 Detroit Street Denver, CO 80206 Age 29	Co-Portfolio Manager Janus Triton Fund	6/06-Present	Portfolio Manager for other Janus accounts and Analyst of Janus Capital.

Ron Sachs 151 Detroit Street Denver, CO 80206 Age 39	Executive Vice President and Portfolio Manager Janus Orion Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2005-2006) for Janus Triton Fund.

Brian Schaub 151 Detroit Street Denver, CO 80206 Age 28	Co-Portfolio Manager Janus Triton Fund	6/06-Present	Portfolio Manager for other Janus accounts and Analyst of Janus Capital.

Scott W. Schoelzel 151 Detroit Street Denver, CO 80206 Age 48	Executive Vice President and Portfolio Manager Janus Twenty Fund	8/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth Funds October 31, 2006 105

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	General Counsel President and Chief Executive Officer	4/04-Present 1/06-Present	President of Janus Services LLC; Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

106 Janus Growth Funds October 31, 2006

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Janus Growth Funds October 31, 2006 107

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Olympus Fund was held October 30, 2006. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

To approve an Agreement and Plan of Reorganization, which provides for the merger of Janus Olympus Fund into Janus Orion Fund.

		Number of Votes
Fund	Record Date Votes	Affirmative	Against	Abstain
Janus Olympus Fund	2,097,745,581	902,467,391	97,188,116	50,267,895

108 Janus Growth Funds October 31, 2006

	Percentage of Total Outstanding Votes			Percentage of Voted
Fund	Affirmative	Against	Abstain	Affirmative	Against	Abstain
Janus Olympus Fund	43.02%	4.63%	2.40%	85.96%	9.25%	4.79%

Janus Growth Funds October 31, 2006 109

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/06)

C-1206-6  111-02-105 12-06

2006 Annual Report

Janus Core, Risk-Managed and Value Funds

Core

Janus Balanced Fund

Janus Contrarian Fund

Janus Fundamental Equity Fund

Janus Growth and Income Fund

Janus Research Fund

Risk-Managed

INTECH Risk-Managed Stock Fund

Value

Janus Mid Cap Value Fund

Janus Small Cap Value Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Core, Risk-Managed and Value Funds

President and CEO Letter to Shareholders	1

Management Commentaries and Schedules of Investments

Janus Balanced Fund	6

Janus Contrarian Fund	13

Janus Fundamental Equity Fund	20

Janus Growth and Income Fund	27

Janus Research Fund	34

INTECH Risk-Managed Stock Fund	41

Janus Mid Cap Value Fund	49

Janus Small Cap Value Fund	56

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	69

Notes to Schedules of Investments	74

Notes to Financial Statements	77

Report of Independent Registered Public Accounting Firm	89

Additional Information	90

Explanations of Charts, Tables and Financial Statements	93

Designation Requirements	95

Trustees and Officers	96

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black
Chief Executive Officer

Dear Shareholders,

In my letter to you last spring, I mentioned that the one thing investors can consistently count on is that there is no consistency in the markets. We received a somewhat painful reminder of this in July and August when the markets experienced a sharp pullback. Although the correction was short-lived and the markets had fully recovered by October, it is volatility like this that can test the patience and willpower of many investors.

At Janus, our will is strong. And with consistency as our goal – consistency in investment returns across different market cycles – we continued to focus on finding what we believe are the best securities for your Funds via a disciplined investment process. I'm pleased to report that I believe this strategy proved successful, and we ended the fiscal year with solid, firm-wide returns1 versus the Russell 1000® Growth Index2.

Performance Notables

Specifically, 64% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns for the one-year period ended October 31, 2006. Even more impressive are our longer-term results, with 78% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 73% ranking in Lipper's top two quartiles for the five-year period. In addition, over the past three years, Janus' U.S. equity funds have gained an average of 14.05% annually, versus a 7.63% gain for the Russell 1000® Growth Index and an 11.44% gain for the S&P 500® Index. (See performance and complete rankings on pages 3-4).

Although the following pages offer a detailed discussion of performance for each of our Funds, a few bear special mention. Janus Fund, our flagship fund, has made notable progress. Since assuming management last February, David Corkins has put his own unique thumbprint on the Fund. This has contributed significantly to the Fund's ranking within Lipper's first-quartile for the one-year period and second quartile for the three- and five-year periods ended October 31, 2006 (based on total returns in the large-cap growth fund category). Similarly, our new asset allocation funds, Janus Smart Portfolios, are worth highlighting. Although not yet open a full year, each of the three portfolios – Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative – have performed to our expectations, outpacing their internally-calculated, hypothetical secondary indices since inception (December 31, 2005 through October 31, 2006). I'd also like to remark on the outstanding performance of Janus Overseas Fund, which returned first-quartile performance across all periods as of October 31, 2006 (based on total returns in the international funds category). This Fund has proven to be a strong offering for investors looking for international and emerging markets exposure, and manager Brent Lynn and the international team are to be commended for the Fund's impressive gains.

People and Process

While a disciplined investment process was certainly key to our strong, firm-wide performance during the fiscal year, it wasn't the only factor at work. Risk management also played an important role in our results. With guidance from Dan Scherman, Director of Risk and Trading, and his team, our portfolio managers are spending more time assessing the risks they're taking in the markets in an attempt to ensure that they are being compensated for those risks in the form of solid returns. In addition to analyzing risk at the portfolio level, we also examine it from a firm-wide perspective. Ultimately, our goal is to minimize the amount of risk we're taking while maximizing the amount of returns we generate for our shareholders.

The individuals behind our process – our research analysts and portfolio managers – are equally responsible for our strong relative performance. Importantly, our portfolio managers have demonstrated their commitment to the success of your Funds by investing a portion of their discretionary income in the Funds they manage. In fact, in a June 2006 study by Morningstar, a provider of mutual fund ratings and research, Janus ranked first among fund companies whose managers have the largest collective investment in the funds they manage. We believe there is no greater incentive to perform well for our shareholders than to invest in our Funds right alongside them.

A Better, Stronger Team

Our employees are our greatest assets here at Janus. However, we feel that it's crucial to have the right people in the right places – positions where they can have the greatest positive impact on our shareholders. We

Janus Core, Risk-Managed and Value Funds October 31, 2006 1

Continued

consequently made some changes to our investment team this year. These included transitioning the leadership of Janus Mercury Fund3 to the research team, led by Jim Goff, who have all done an excellent job at the helm of Janus Research Fund4. We also transitioned the leadership of Janus Olympus Fund to Ron Sachs, manager of Janus Orion Fund – a Fund with similar investment objectives and that subsequently merged with Janus Olympus Fund on October 31, 2006. Ron's track record as a portfolio manager gives us, and hopefully you, confidence that Janus Olympus Fund shareholders are in very capable hands. We also promoted analysts Barney Wilson and Brad Slingerlend to co-managers of Janus Global Technology Fund, and analysts Brian Schaub and Chad Meade to co-managers of Janus Triton Fund. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

On a related note, Jonathan Coleman and Gibson Smith were recently appointed Janus' co-chief investment officers (CIOs) in charge of our equity, fixed-income and money-markets teams. Their new roles will not change Jonathan's and Gibson's portfolio management responsibilities, but will allow me to step back from my CIO role so I can focus primarily on helping Janus grow. Jonathan and Gibson are respected by their peers, know our business well and have strong leadership skills and complementary investment backgrounds. They are, without question, the most qualified people to oversee our investment process and team.

Market Outlook

As we look ahead to a new fiscal year, we're confident in how Janus is positioned and optimistic about what we see in the economy and markets. Recent data suggest that a potential "soft economic landing" may decrease – but not eliminate – the possibility of future interest rate increases by the Federal Reserve (Fed). That said, we're monitoring the entire inflation picture by keeping a close eye on a slowdown in the housing market and wage inflation, as these economic indicators are among the things the Fed considers when trying to gauge increasing inflation. We're also encouraged by corporate profits, which have increased for 16 consecutive quarters. Balance sheets appear to be in good shape due to significant cash levels on the companies' books. Providing further underpinning for equity valuations are private equity-led corporate buyouts.

Regardless of the economic uncertainty and market volatility that occasionally test the patience of some investors, Janus remains committed to a disciplined investment process and to meeting the long-term financial goals of our shareholders. That's one thing Janus investors can consistently count on.

Sincerely,

Gary Black
Chief Executive Officer

1Based on one-year total returns as of October 31, 2006, for Janus Investment Fund, Janus Adviser Series, Janus Aspen Series, Institutional portfolios and separately managed accounts, excluding products subadvised by Enhanced Investment Technologies, LLC (INTECH) and Perkins, Wolf, McDonnell and Company, LLC.

2Returns for the Russell 1000® Growth Index include the following 10 sectors: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, information technology, materials, telecommunications services and utilities.

3Effective on or about December 31, 2006, Janus Mercury Fund will change its name to Janus Research Fund. The Fund will continue to be managed with the same investment objective and strategies.

4Effective on or about December 31, 2006, Janus Research Fund will change its name to Janus Global Research Fund and adopt an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

2 Janus Core, Risk-Managed and Value Funds October 31, 2006

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	9	61 / 711	48	292 / 608	30	142 / 488	41	71 / 173	10	2 / 19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	19	113 / 611	7	33 / 481	30	112 / 377	63	88 / 140	34	17 / 50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	25	177 / 711	6	33 / 608	24	113 / 488	3	5 / 173	2	1 / 80
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	6 / 495	1	2 / 421	5	15 / 332	N/A	N/A	30	76 / 255
Janus Triton Fund (2/05)	Small-Cap Growth Funds	8	41 / 561	N/A	N/A	N/A	N/A	N/A	N/A	4	16 / 515
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	14	99 / 711	1	1 / 608	2	9 / 488	1	1 / 173	3	1 / 39
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	5	25 / 561	14	64 / 464	9	32 / 372	31	41 / 135	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	81	144 / 178	23	37 / 161	54	70 / 129	N/A	N/A	39	19 / 48
Janus Global Technology Fund (12/98)	Science & Technology Funds	37	106 / 289	48	124 / 261	57	131 / 232	N/A	N/A	28	21 / 76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	20	83 / 414	23	66 / 291	44	97 / 221	3	2 / 96	4	1 / 27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 903	1	1 / 636	1	4 / 462	N/A	N/A	15	49 / 346
Janus Fundamental Equity Fund(1)(2) (6/96)	Large-Cap Core Funds	40	319 / 810	2	11 / 677	6	30 / 573	1	2 / 248	1	1 / 221
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	81	656 / 810	15	100 / 677	29	166 / 573	4	9 / 248	5	4 / 83
Janus Research Fund (2/05)	Multi-Cap Growth Funds	2	8 / 495	N/A	N/A	N/A	N/A	N/A	N/A	2	6 / 458
INTECH Risk-Managed Stock Fund(3) (2/03)	Multi-Cap Core Funds	57	513 / 903	9	51 / 636	N/A	N/A	N/A	N/A	25	145 / 591
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	52	147 / 283	43	91 / 215	38	58 / 152	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	73	502 / 691	65	340 / 528	67	280 / 417	N/A	N/A	14	19 / 135
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	53	135 / 258	78	195 / 249	73	164 / 225	77	111 / 144	84	62 / 73
Janus Flexible Bond Fund(1) (7/87)	Intermediate Invest. Gr. Debt	40	192 / 485	54	226 / 422	22	73 / 344	30	45 / 149	25	6 / 23
Janus High-Yield Fund (12/95)	High Current Yield Funds	27	120 / 448	48	183 / 387	63	196 / 311	14	16 / 116	3	3 / 101
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	49	114 / 232	32	60 / 192	44	61 / 139	29	20 / 70	54	14 / 25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	97	363 / 375	98	298 / 305	49	114 / 232	N/A	N/A	29	65 / 224
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 937	1	1 / 787	8	46 / 641	4	10 / 258	1	1 / 119
Janus Worldwide Fund(1) (5/91)	Global Funds	78	291 / 375	98	299 / 305	97	225 / 232	68	61 / 89	28	5 / 17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Core Equity Fund.

(3) Formerly named Janus Risk-Managed Stock Fund.

(4)Rating is for the Investor Share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds October 31, 2006 3

Performance (unaudited)

	Average Annual Total Return for the periods ended 10/31/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	12.31%	6.82%	4.42%	6.17%	13.71%
Janus Enterprise Fund (9/92)	15.63%	14.99%	9.00%	6.76%	11.28%
Janus Mercury Fund (5/93)	10.00%	10.22%	4.92%	8.62%	12.30%
Janus Orion Fund(1)(2)(3)(4) (6/00)	22.58%	19.24%	12.91%	N/A	(0.66)%
Janus Twenty Fund*(3)(5) (4/85)	11.35%	16.11%	8.33%	9.81%	13.33%
Janus Venture Fund*(6) (4/85)	21.69%	13.11%	13.32%	9.87%	13.51%
Janus Balanced Fund (9/92)	13.41%	9.62%	6.72%	9.79%	11.24%
Janus Contrarian Fund*(1)(7) (2/00)	24.60%	21.15%	16.14%	N/A	9.41%
Janus Fundamental Equity Fund(8) (6/96)	15.15%	14.69%	9.17%	11.80%	12.73%
Janus Growth and Income Fund (5/91)	11.56%	12.17%	6.78%	10.90%	13.18%
INTECH Risk-Managed Stock Fund(8) (2/03)	14.10%	14.65%	N/A	N/A	18.67%
Janus Mid Cap Value Fund - Investor Shares(8) (8/98)	16.88%	16.35%	14.95%	N/A	17.49%
Janus Small Cap Value Fund - Investor Shares*(5) (10/87)	13.71%	13.55%	12.61%	15.09%	N/A
S&P 500® Index	16.34%	11.44%	7.26%	8.64%	N/A
Russell 1000® Growth Index	10.84%	7.63%	4.07%	5.76%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(3)Returns have sustained significant gains due to market volatility in the healthcare sector.

(4)Returns have sustained significant gains due to market volatility in the financials sector.

(5)Due to certain investment strategies, the Fund may have an increased position in cash.

(6)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

(7)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(8)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Total return includes reinvestment of dividends, distributions and capital gains.

A Fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, Fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Effective 6/30/06 Janus Core Equity Fund changed its name to Janus Fundamental Equity Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Core, Risk-Managed and Value Funds October 31, 2006

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees, administrative services fees (where applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive for certain Funds, certain expenses to certain limits until at least March 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Core, Risk-Managed and Value Funds October 31, 2006 5

Janus Balanced Fund (unaudited)

Ticker: JABAX

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Despite concern over the direction of interest rates, the stock market enjoyed a substantial gain during the annual period ended October 31, 2006. The third quarter and final month of October were particularly strong. The surge during these months was fueled in large part by the Federal Reserve Board's (Fed) decision in August to keep interest rates steady for the first time in more than two years. This news – along with signs throughout the year of a resilient U.S. economy and healthy corporate profits – heartened investors, who had been watching the Fed and new chairman Ben Bernanke with some trepidation earlier in the period. Other worries that surfaced during the year but failed to hold the stock market back included a softening housing market and slowing gross domestic product (GDP) growth.

The bond market was not as weak as many had anticipated. The yield of the benchmark 10-year Treasury began the period at 4.56% and increased to 4.61% as of October 31. As yields tend to move inversely to bond prices, the rising rates resulted in a drop in prices. However, the fall-off was relatively minor, especially in light of the fact that the 10-year Treasury's yield had reached approximately 5.25% in late June. Interestingly, the bond market mounted a rally alongside stocks in the third quarter, with bonds responding well to a repricing of inflation expectations.

Against this backdrop Janus Balanced Fund performed well, advancing by 13.41% for the period to outdistance the Balanced Index, an internally calculated secondary benchmark, which returned 11.10%. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Fund's other secondary benchmark, which returned 16.34% and 4.88%, respectively. An effective investment strategy on the fixed-income side of the Fund as well as strong stock selection in the majority of the sectors in which we invest worked to our advantage. Additionally, we held overweight positions relative to the S&P 500® Index in areas that performed especially well for us, such as financial services and healthcare. However, our overweight position in the healthcare equipment and services sector detracted from performance.

Financial and Biopharmaceutical Holdings Contributed to Performance

The Fund's largest holding, Merrill Lynch, was the most significant individual contributor to our performance. Strong initial public offering (IPO) and mergers and acquisitions (M&A) activity boosted Merrill's business, as did the Fed's decision in late summer to hold off on more interest rate hikes. We have long believed that Merrill is positioned to narrow the gap between itself and its peers in terms of return on equity, mainly because the company is shifting its resources to areas in which it has historically been weaker. It is also taking steps to expand overseas in regions primed for growth, such as Asia. We were pleased to see this investment thesis take flight during the year.

Meanwhile, Fund names representing the biopharmaceutical industry also distinguished themselves. Celgene, a company that develops innovative cancer treatments, was a top performer all year thanks to its breakthrough drug Revlimid. Revlimid treats blood-borne cancers and was approved by the Food and Drug Administration in late 2005. As one of the more aggressive positions in the portfolio, Celgene is a name we've exercised great discipline with throughout the year, opting to take profits as it advanced.

Roche Holding and Gilead Sciences added to our success in the biopharmaceuticals sector. Roche's blockbuster drugs help treat cancer, AIDS, and other major diseases. Over the past year, the stock gained ground because Roche is also the world's top producer of Tamiflu. Tamiflu is well-regarded as a potential treatment for the bird flu virus. Turning to Gilead, the company benefited from high expectations for its triple-combination HIV pill, Atripla.

The Fund benefited from our decision in the latter part of the period to increase our duration (sensitivity to interest rates) within our fixed-income weighting. While we remained skeptical of the low absolute levels of yields in the market, the 10-year Treasury's back-up to 5.25% in June presented a good buying opportunity. This allowed us to take advantage of the subsequent decline in yields.

Holdings That Detracted from Performance

While our biopharmaceutical holdings flourished, health insurers were less prosperous during the year. Following

6 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

strong showings in 2005, Aetna and UnitedHealth Group both hampered the Fund's returns over the past year. Profit-taking as well as investors' concern that industry margins could face pressure if medical costs accelerate at a faster rate than pricing sent both of these holdings lower. Although we believe that the market may have overreacted, we will be watching Aetna carefully going forward and have eliminated our position in UnitedHealth Group.

Our worst performer was global Internet service provider Yahoo!, which experienced a number of setbacks during the year. The news was particularly negative in the second half of the year, when earnings were consistently reported below expectations. More importantly, the company revealed that a replacement search algorithm it had originally planned to release in the third quarter was delayed. This algorithm, known as "Project Panama," was expected to help Yahoo! place advertisements more effectively on its site, which in turn would lead more consumers to "click through" ads, generating higher revenues to Yahoo! and allowing it to gain some ground on rival Google. Understandably, the project's delay disappointed investors. However, we retained Yahoo! in the Fund because of its attractive valuation and our conviction that it is on a path to improve both its search and advertising businesses over time.

Looking Ahead

The inverted yield curve (i.e., long-term Treasury bonds yielding at prices below short-term Treasury yields) surfaced in recent months and spurred discussion of a possible recession. However, we feel that the bond market could be mis-pricing the probability of a recession, and favor the view that the economy is headed for a soft landing marked by low inflation, stable growth and stability in earnings.

Regardless of what lies ahead, we will remain focused on individual security selection. We will continue to take a balanced approach to investing, seeking to uncover the best opportunities in both the stock and bond markets.

Thank you for your investment in Janus Balanced Fund.

Janus Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Merrill Lynch & Company, Inc. Investment banking services - U.S.	1.95%
Celgene Corp. Global pharmaceutical company - U.S.	1.40%
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	1.30%
JP Morgan Chase & Co. Financial products and services provider - U.S.	1.28%
Marriott International, Inc. - Class A Worldwide hotel operator and franchisor - U.S.	1.07%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(0.82)%
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.52)%
Home Depot, Inc. Building materials and home improvement products seller - U.S.	(0.25)%
Boston Scientific Corp. Medical device developer and manufacturer - U.S.	(0.22)%
Pulte Homes, Inc. Residential and commercial builder - U.S.	(0.18)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Diversified Financials	3.63%	12.47%	9.13%
Pharmaceuticals & Biotechnology	3.48%	11.83%	8.02%
Consumer Services	2.28%	5.91%	1.65%
Energy	2.07%	10.29%	9.76%
Capital Goods	1.76%	9.14%	8.74%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Healthcare Equipment & Services	(1.00)%	5.97%	4.77%
Consumer Durables & Apparel	(0.18)%	0.45%	1.24%
Software & Services	(0.02)%	4.72%	5.39%
Other*	(0.01)%	0.01%	0.00%
Utilities	0.00%	0.00%	3.36%

* Industry not classified by Global Industry Classification Standard.

Janus Core, Risk-Managed and Value Funds October 31, 2006 7

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.5%
Roche Holding A.G. Medical - Drugs	3.2%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.8%
General Electric Co. Diversified Operations	2.6%
Exxon Mobil Corp. Oil Companies - Integrated	2.2%
14.3%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

8 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Balanced Fund	13.41%		6.72%		9.79%		11.24%
S&P 500® Index	16.34%		7.26%		8.64%		10.91%
Lehman Brothers Government/Credit Index	4.88%		4.57%		6.29%		6.47%
Balanced Index	11.10%		6.33%		7.94%		9.17%
Lipper Quartile	1	st	2	nd	1	st	1	st
Lipper Ranking - based on total return for Mixed Asset Target Allocation Moderate Funds	83/414		97/221		2/96		1/27

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – September 1, 1992

See "Explanations of Charts, Tables and Financial Statements."

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,043.60	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*Expenses are equal to the annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds October 31, 2006 9

Janus Balanced Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 58.2%
Advertising Sales - 0.8%
336,670	Lamar Advertising Co.*	$19,419,126
Aerospace and Defense - 0.3%
101,125	Lockheed Martin Corp.	8,790,796
Agricultural Chemicals - 3.0%
164,105	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	20,496,715
196,616	Syngenta A.G.*	31,751,259
651,605	Syngenta A.G. (ADR)	21,001,229
		73,249,203
Automotive - Cars and Light Trucks - 0.7%
321,949	BMW A.G.**	18,486,663
Beverages - Non-Alcoholic - 1.1%
429,250	PepsiCo, Inc.	27,231,620
Casino Hotels - 0.8%
267,480	Harrah's Entertainment, Inc.	19,881,788
Computers - 0.7%
463,525	Hewlett-Packard Co.	17,956,959
Computers - Memory Devices - 0.9%
1,907,020	EMC Corp.*	23,360,995
Cosmetics and Toiletries - 1.9%
757,385	Procter & Gamble Co.	48,010,635
Diversified Operations - 3.7%
1,854,880	General Electric Co.	65,124,837
442,540	Honeywell International, Inc.	18,639,785
3,431,000	Melco International Development, Ltd.	8,408,535
		92,173,157
E-Commerce/Services - 1.2%
942,884	IAC/InterActiveCorp*	29,210,546
Electronic Components - Semiconductors - 2.9%
47,128	Samsung Electronics Company, Ltd.**	30,560,051
1,395,100	Texas Instruments, Inc.	42,104,118
		72,664,169
Enterprise Software/Services - 1.0%
1,396,625	Oracle Corp.*	25,795,664
Finance - Credit Card - 1.4%
581,835	American Express Co.	33,635,881
Finance - Investment Bankers/Brokers - 7.6%
1,472,055	JP Morgan Chase & Co.	69,834,289
998,705	Merrill Lynch & Company, Inc.	87,306,791
752,000	Mitsubishi UFJ Securities Company, Ltd.**	9,194,648
364,030	UBS A.G. (U.S. Shares)#	21,783,555
		188,119,283
Finance - Mortgage Loan Banker - 1.2%
492,670	Fannie Mae	29,195,624
Food - Diversified - 0.6%
46,785	Nestle S.A.	15,982,979
Hotels and Motels - 2.4%
878,930	Marriott International, Inc. - Class A	36,712,906
365,805	Starwood Hotels & Resorts Worldwide, Inc.	21,853,191
		58,566,097
Medical - Biomedical and Genetic - 0.9%
161,300	Amgen, Inc.*	12,244,283
179,100	Celgene Corp.*	9,571,104
		21,815,387

Shares or Principal Amount		Value
Medical - Drugs - 4.5%
231,670	Pfizer, Inc.	$6,174,006
447,130	Roche Holding A.G.	78,244,604
24,710	Roche Holding A.G. (ADR)	2,170,774
285,079	Sanofi-Aventis**	24,232,315
		110,821,699
Medical - HMO - 0.7%
437,165	Aetna, Inc.	18,019,941
Medical Products - 1.5%
378,740	Johnson & Johnson	25,527,076
161,005	Zimmer Holdings, Inc.*	11,593,970
		37,121,046
Oil Companies - Exploration and Production - 1.4%
720,950	EnCana Corp. (U.S. Shares)	34,237,916
Oil Companies - Integrated - 3.1%
754,835	Exxon Mobil Corp.	53,910,316
306,187	Suncor Energy, Inc.	23,517,190
		77,427,506
Optical Supplies - 0.2%
39,825	Alcon, Inc. (U.S. Shares)	4,224,636
Pharmacy Services - 0.8%
378,340	Caremark Rx, Inc.	18,625,678
Real Estate Operating/Development - 0.6%
9,360,000	Guangzhou R&F Properties Company, Ltd.	15,284,678
Retail - Regional Department Stores - 1.6%
920,325	Federated Department Stores, Inc.	40,411,471
Soap and Cleaning Preparations - 1.7%
944,470	Reckitt Benckiser PLC**	41,095,246
Telecommunication Equipment - Fiber Optics - 0.6%
764,325	Corning, Inc.*	15,615,160
Therapeutics - 1.1%
380,715	Gilead Sciences, Inc.*	26,231,264
Tobacco - 1.6%
481,510	Altria Group, Inc.	39,161,208
Transportation - Railroad - 2.9%
989,569	Canadian National Railway Co. (U.S. Shares)	47,143,067
276,695	Union Pacific Corp.	25,076,868
		72,219,935
Transportation - Services - 0.5%
109,200	FedEx Corp.	12,507,768
Web Portals/Internet Service Providers - 1.7%
14,915	Google, Inc. - Class A*	7,105,357
1,353,200	Yahoo!, Inc.*,#	35,643,288
		42,748,645
Wireless Equipment - 0.6%
393,995	QUALCOMM, Inc.	14,337,478
Total Common Stock (cost $1,037,674,233)		1,443,637,847
Corporate Bonds - 9.0%
Automotive - Cars and Light Trucks - 0.1%
$2,770,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	2,714,600

See Notes to Schedules of Investments and Financial Statements.

10 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Cable Television - 0.8%
	Comcast Corp:
$3,821,000	5.67375%, company guaranteed notes due 7/14/09‡	$3,828,149
4,600,000	6.50%, company guaranteed notes due 1/15/17	4,823,858
4,650,000	6.45%, company guaranteed notes due 3/15/37	4,711,799
	CSC Holdings, Inc.:
324,230	7.0725%, bank loan, due 3/29/13‡	323,910
1,296,922	7.12163%, bank loan, due 3/29/13‡	1,295,638
2,403,359	7.12563%, bank loan, due 3/29/13‡	2,400,980
1,621,153	7.2175%, bank loan, due 3/29/13‡	1,619,548
		19,003,882
Commercial Banks - 0.2%
5,490,000	US Bank, 5.70% subordinated notes, due 12/15/08	5,554,689
Containers - Metal and Glass - 0.7%
9,006,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	9,231,150
7,945,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	7,984,725
		17,215,875
Diversified Financial Services - 0.2%
3,815,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	4,405,093
Electric - Integrated - 0.9%
2,535,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	2,604,713
9,070,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	8,832,837
	Pacific Gas and Electric Co.:
770,000	3.60%, unsecured notes, due 3/1/09	743,242
2,640,000	4.20%, unsecured notes, due 3/1/11	2,535,931
	TXU Corp.:
5,485,000	5.55%, senior notes, due 11/15/14	5,225,948
1,850,000	6.50%, senior notes, due 11/15/24	1,776,087
		21,718,758
Finance - Auto Loans - 0.9%
8,742,000	Ford Motor Credit Co., 9.82375% notes, due 4/15/12‡	9,117,714
	General Motors Acceptance Corp.:
2,485,000	6.15%, bonds, due 4/5/07	2,482,505
3,905,000	4.375%, notes, due 12/10/07	3,830,711
6,162,000	7.25%, notes, due 3/2/11	6,278,265
		21,709,195
Finance - Consumer Loans - 0.3%
7,315,000	Household Finance Corp., 4.75% notes, due 5/15/09	7,261,878
Finance - Investment Bankers/Brokers - 1.1%
10,541,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	10,296,006
9,415,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	9,173,646
7,640,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	7,381,951
		26,851,603

Shares or Principal Amount		Value
Food - Diversified - 0.3%
$7,085,000	Kellogg Co., 2.875% senior notes, due 6/1/08	$6,828,920
Gas - Distribution - 0.2%
4,725,000	Oneok, Inc., 5.20% notes, due 6/15/15	4,452,589
1,522,000	Southern Union Co., 7.20% junior subordinated notes, due 11/1/66‡	1,536,671
		5,989,260
Medical - HMO - 0.1%
3,145,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	3,143,220
Multimedia - 0.4%
	Viacom, Inc.:
4,670,000	6.25%, senior notes, due 4/30/16 (144A)	4,677,243
4,675,000	6.875%, senior notes, due 4/30/36 (144A)	4,707,440
		9,384,683
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
586,870	5.3225%, bank loan, due 1/15/12‡	586,723
275,978	7.07%, bank loan, due 1/15/12‡	275,840
262,836	7.13%, bank loan, due 1/15/12‡	262,704
216,840	7.17%, bank loan, due 1/15/12‡	216,731
591,380	7.17%, bank loan, due 1/15/12‡	591,085
275,936	7.21%, bank loan, due 1/15/12‡	275,798
		2,208,881
Office Supplies and Forms - 0.1%
2,318,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	2,262,948
Photo Equipment and Supplies - 0.1%
	Eastman Kodak Co.:
842,870	0%, bank loan, due 10/18/12‡	843,569
210,191	7.655%, bank loan, due 10/18/12‡	210,366
525,476	7.655%, bank loan, due 10/18/12‡	525,912
731,989	7.7569%, bank loan, due 10/18/12‡	732,596
		2,312,443
Pipelines - 0.6%
	El Paso Corp.:
1,285,000	7.625%, senior notes, due 9/1/08	1,320,338
14,800,000	7.00%, senior notes, due 5/15/11	15,022,000
		16,342,338
Rental Auto/Equipment - 0.1%
3,551,950	Avis Rent A Car Systems, Inc., 6.63% bank loan, due 4/19/12‡	3,534,652
Retail - Major Department Stores - 0.2%
4,630,000	May Department Stores Co., 4.80% notes, due 7/15/09	4,557,818
Retail - Regional Department Stores - 0.1%
1,983,228	Neiman Marcus Group, Inc., 7.64063% bank loan, due 4/6/13‡	1,997,924
Special Purpose Entity - 0.4%
	ConocoPhillips Co.:
4,630,000	5.625%, company guaranteed notes due 10/15/16	4,694,959
2,777,000	5.95%, company guaranteed notes due 10/15/36	2,859,816
3,725,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	3,905,737
		11,460,512

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 11

Janus Balanced Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Telecommunication Services - 0.8%
$9,215,000	Embarq Corp., 7.082% notes, due 6/1/16	$9,428,843
10,315,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	10,158,419
		19,587,262
Transportation - Railroad - 0.3%
1,134,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	1,153,276
	Canadian National Railway Co.:
1,910,000	4.25%, notes, due 8/1/09	1,865,824
3,825,000	6.25%, bonds, due 8/1/34	4,155,548
		7,174,648
Total Corporate Bonds (cost $221,234,592)		223,221,082
Mortgage Backed Securities - 0.6%
U.S. Government Agency - 0.6%
13,919,167	Federal Home Loan Bank System, 5.27% due 12/28/12 (cost $13,991,072)	13,915,896
U.S. Government Agencies - 1.8%
	Fannie Mae:
13,445,000	5.00%, due 1/15/07	13,433,276
6,242,000	5.25%, due 12/3/07	6,250,140
2,580,000	2.50%, due 6/15/08	2,483,224
4,110,000	5.25%, due 1/15/09	4,140,348
880,000	6.375%, due 6/15/09	912,339
6,723,000	5.375%, due 11/15/11	6,875,585
	Freddie Mac:
5,270,000	5.75%, due 4/15/08	5,327,691
2,155,000	5.75%, due 3/15/09	2,197,206
2,040,000	7.00%, due 3/15/10	2,174,128
Total U.S. Government Agencies (cost $44,222,546)		43,793,937
U.S. Treasury Notes/Bonds - 28.7%
4,993,000	3.50%, due 11/15/06#	4,989,490
6,348,000	3.00%, due 12/31/06#	6,323,452
51,025,000	3.625%, due 4/30/07#	50,670,223
9,469,000	3.875%, due 7/31/07#	9,393,172
1,860,000	4.00%, due 9/30/07#	1,844,305
11,351,960	3.625%, due 1/15/08ÇÇ	11,368,806
17,033,000	3.375%, due 2/15/08#	16,728,927
11,593,000	3.75%, due 5/15/08#	11,421,818
15,625,000	5.625%, due 5/15/08#	15,825,188
55,941,000	4.875%, due 5/31/08#	56,034,980
16,985,000	4.375%, due 11/15/08#	16,880,831
24,069,000	4.50%, due 2/15/09#	23,987,214
19,705,000	3.125%, due 4/15/09#	19,023,798
12,395,000	4.875%, due 5/15/09#	12,465,689
20,882,000	6.00%, due 8/15/09#	21,621,849
25,079,000	4.00%, due 4/15/10#	24,613,659
10,818,000	3.625%, due 6/15/10#	10,479,938
9,169,000	3.875%, due 7/15/10#	8,954,464
3,140,000	4.125%, due 8/15/10#	3,091,060
4,960,000	5.75%, due 8/15/10#	5,160,146
6,970,000	4.25%, due 10/15/10#	6,888,590
28,215,000	4.50%, due 11/15/10#	28,137,860
3,945,000	4.375%, due 12/15/10#	3,915,566
18,785,000	4.50%, due 2/28/11#	18,730,693
21,343,000	4.875%, due 4/30/11#	21,597,281
9,917,000	4.875%, due 7/31/11#	10,040,189
21,267,000	5.00%, due 8/15/11#	21,697,316
4,615,000	4.625%, due 8/31/11#	4,624,013

Shares or Principal Amount		Value
$8,174,000	4.50%, due 9/30/11#	$8,145,579
13,454,000	4.25%, due 8/15/14#	13,151,810
25,856,196	1.875%, due 7/15/15#,ÇÇ	24,895,690
21,665,000	4.25%, due 8/15/15#	21,119,995
14,212,000	4.50%, due 2/15/16#	14,099,853
34,573,000	5.125%, due 5/15/16#	35,939,705
16,055,000	7.25%, due 5/15/16#	19,268,505
4,659,212	2.50%, due 7/15/16ÇÇ	4,726,188
33,993,000	4.875%, due 8/15/16#	34,699,409
5,809,000	7.875%, due 2/15/21#	7,647,456
12,284,000	7.25%, due 8/15/22	15,580,522
14,852,000	6.00%, due 2/15/26#	17,044,987
5,290,728	3.375%, due 4/15/32#,ÇÇ	6,549,757
44,698,000	4.50%, due 2/15/36#	43,140,543
Total U.S. Treasury Notes/Bonds (cost $710,875,809)		712,520,516
Money Markets - 1.5%
28,724,000	Janus Institutional Cash Reserves Fund, 5.21%	28,724,000
7,241,458	Janus Money Market Fund, 5.25%	7,241,458
Total Short-Term Paper (cost $35,965,458)		35,965,458
Other Securities - 20.6%
509,723,811	State Street Navigator Securities Lending Prime Portfolio† (cost $509,723,811 )	509,723,811
Total Investments (total cost $2,573,687,521) – 120.4%		2,982,778,547
Liabilities, net of Cash, Receivables and Other Assets – (20.4)%		(504,541,462)
Net Assets – 100%		$2,478,237,085

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$141,685,635	4.8%
Cayman Islands	3,905,737	0.1%
China	15,284,678	0.5%
France	24,232,315	0.8%
Germany	18,486,663	0.6%
Hong Kong	8,408,535	0.3%
Japan	9,194,648	0.3%
South Korea	30,560,051	1.0%
Switzerland	175,159,036	5.9%
United Kingdom	41,095,246	1.4%
United States††	2,514,766,003	84.3%
Total	$2,982,778,547	100.0%

††Includes Short-Term Securities and Other Securities (66.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 1/11/07	11,975,000	$22,851,745	$(842,893)
British Pound 3/14/07	1,275,000	2,433,436	(73,500)
British Pound 3/15/07	2,750,000	5,248,593	(115,140)
Euro 1/11/07	15,700,000	20,108,931	(91,431)
Japanese Yen 3/14/07	485,000,000	4,223,378	52,386
South Korean Won 3/14/07	4,500,000,000	4,799,556	(52,721)
South Korean Won 3/15/07	2,200,000,000	2,346,542	(41,911)
Total		$62,012,181	$(1,165,210)

See Notes to Schedules of Investments and Financial Statements.

12 Janus Core, Risk-Managed and Value Funds October 31, 2006

Janus Contrarian Fund (unaudited)

Ticker: JSVAX

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker
portfolio manager

Performance Overview

I appreciate your continued investment in Janus Contrarian Fund. The Fund returned 24.60% during the 12-month period ended October 31, 2006, outperforming the 16.34% gain of the S&P 500® Index, the Fund's primary benchmark.

Investment Philosophy and Process

In building Janus Contrarian Fund's portfolio, I believe I'm more likely to find attractively valued stocks when they are misunderstood, overlooked or out of favor. That's because companies that are well understood or "popular" are generally properly valued, if not overvalued. This is not to say I will buy any company that is out of favor; indeed, the collective wisdom of Wall Street is very informed and therefore generally right, which is why markets are highly efficient. However, it is often the case that investors will over-emphasize near-term concerns and under-emphasize long-term value creation, thereby leaving a value-creating company priced at a very attractive price. Three new additions to the Fund illustrate this point: Owens-Illinois; St. Joe; and Plum Creek Timber.

I began purchasing Owens-Illinois earlier this year as its stock began to decline due to near-term earnings pressure caused by higher raw material and transportation costs. Despite these pressures, the company had begun to focus on improving its return-on-invested-capital (ROIC), which we consider the most important factor in a company's ability to create value. An investment opportunity arises when a company's implied valuation, or market value, does not reflect such an improvement in ROIC. In other words, when a company's market value is going down at the same time that company is creating a more valuable business, a tremendous investment opportunity presents itself. In the case of Owens-Illinois, since we believe the cost pressures will ultimately abate, we also believe there will be a point where its improved operating performance will be recognized by the market. As the market value declined earlier this year, I built a significant position in what we believe is a materially undervalued company.

The investment thesis for St. Joe and Plum Creek Timber is similar. While I owned a small position in St. Joe in the previous fiscal year, I substantially increased the position during the past year and it is now one of the largest positions in the Fund. St. Joe is the largest private landowner in Florida. As the housing market came under severe pressure this year, investors' interest in housing stocks decreased significantly. St. Joe also came under severe pressure due to concerns that it too would suffer in this environment. While its earnings and stock price have indeed suffered, the intrinsic value of a company is not a function of its ability to make this quarter's or next quarter's earnings. St. Joe's value is in the land it owns and how it monetizes that land in the years to come. Unlike a housing developer which cannot afford to hold a finished home until the market improves, St. Joe is under no pressure to sell land that it feels is undervalued. I highly respect CEO Peter Rummel's view that it would be irresponsible to sell valuable land into a difficult market simply to meet Wall Street's near-term earnings expectations. As investors, we want to invest your money in value-creating businesses run by management teams that understand that it often takes time – and patience – to build value.

Plum Creek Timber has also suffered from concerns over land prices as well as lumber prices in the weak housing market. Like St. Joe, it has chosen only to sell land or timber if the market is willing to pay a fair price. It too has the financial flexibility to be patient; if the price of lumber is unfavorable, it simply won't cut down its trees. Importantly, while the company waits for a better market, its assets – trees – grow larger and increase in value. We are very confident that Plum Creek is creating long-term value, and we are comfortable waiting for this value to be recognized.

I firmly believe that it is important to invest in high-quality, value-creating companies when they are temporarily out of favor. By building a geographically diverse portfolio of these companies, I believe we can decrease downside risk while still participating in the upside when the value the companies are creating is recognized. Conversely, I will also reduce or eliminate investments when we believe the

Janus Core, Risk-Managed and Value Funds October 31, 2006 13

Janus Contrarian Fund (unaudited)

company is well understood and the value it is creating has been appropriately recognized by the market.

Some of the positions I eliminated in the past year include Apple, a long-time holding of the Fund, Advanced Micro Devices (AMD), Reliant Resources, and EchoStar. Not all of my decisions to sell proved to be correct. EchoStar has been an outstanding performer since I sold it and it was clearly a mistake to underestimate CEO Charlie Ergen's ability to create value in a very difficult market. Apple also has performed well since I sold it, but I decided that its risk/reward profile had become less favorable. While one has to be careful not to sell too early, doing so is generally better than the alternative. I am often reminded of financier Bernard Baruch's comment that his success as an investor was a function of often having sold too early. I am also comfortable selling early because of my confidence in the ability of Janus' outstanding team of analysts to uncover new opportunities, such as St. Joe, Owens-Illinois and Plum Creek Timber, which offer similar opportunities but with less risk.

Stocks that Contributed to Performance

Overall performance in the Fund came from companies in a number of geographic regions. Investors who have read my letters in the past will recall that investing globally is a very important aspect of the contrarian investment philosophy. I believe that unique investment opportunities exist well beyond the geographic boundaries of the United States and I think it is important to identify those opportunities. Because I believe that the most important aspect of investing is measuring and understanding risk, international investing is no different from domestic investing. While investments in some foreign countries may carry different levels of risk, the analysis of this risk will influence what we are willing to pay for an investment as well as its position size in the Fund. The three most significant contributors to performance in the period were Reliance Industries (India), CapitaLand (Singapore), and AMD (U.S.). I continue to maintain significant positions in both Reliance and CapitaLand because we believe both have significant unrecognized value despite their strong performance since I purchased them. On the other hand, I chose to sell the AMD position earlier this year after a significant increase in its market value. Although I feel AMD is an outstanding company, I decided that its downside risk more than offset its upside potential. Accordingly, continued ownership was no longer consistent with the underlying strategy of owning a portfolio of companies with an asymmetrically positive relationship between risk and reward (more upside potential than downside risk).

Stocks that Detracted From Performance

Despite generally positive performance in the period, I owned a few companies that underperformed and negatively affected the performance of the portfolio. The three most significant underperformers were Owens-Illinois, Coventry Health Care, and CA Inc. Although all three stocks underperformed, I have decided to continue owning them and, in the case of Owens-Illinois and Coventry, I have significantly added to the positions. Our interest in Coventry is a function of the fact that I believe it is an extremely well run HMO generating excellent returns and free cash flow, but has come under pressure due to concerns about slowing earnings. From our perspective, the intrinsic value of the company is substantially higher than is currently being accorded by the market, and given the tremendous cash flow that is generated by the business, we can afford to wait. As long as a business continues to generate substantial cash flow, and do so with high returns on capital, it is creating long-term value. While market value and intrinsic value can often diverge in the short term, we are confident that in the long term, business value is ultimately recognized by the market and the two will converge.

On the other hand, I reduced the position in CA early this year due to concerns about significant management turnover and a turnaround strategy that was taking substantially longer than anticipated. I nonetheless maintained a smaller position because the company continues to generate excellent cash flow and we believe that a successful turnaround will ultimately create substantial value. When I consider position sizes, downside risk is the most important factor. In the case of CA, I felt that given heightened company risk, it was more appropriate for it to be a smaller position in the Fund.

Final Observations

I want to make a final comment on taxes. Because of the focus on building a portfolio of companies that exhibit an

14 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

asymmetrically positive risk/reward profile, capital gains taxes will be a byproduct of this process; companies that perform well and have achieved fair value are sold and replaced by companies that we believe are undervalued. This year, as a result of a number of very strong performing companies, the taxes will likely be higher than in the past. I believe it's important to be conscious of taxes when running a portfolio, but don't think taxes should drive investment decisions; those decisions must be made in the context of the risk of the investment itself. However, as a fellow shareholder of Janus Contrarian Fund, rest assured that I will always carefully consider the tax implications of any decision to sell the stock of a company held in the Fund.

Thank you again for your continued investment in Janus Contrarian Fund.

Janus Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	2.56%
CapitaLand, Ltd. Real estate operator and developer - Singapore	1.88%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	1.79%
Liberty Global, Inc. - Class A Broadcast services and programming - U.S.	1.60%
Tata Motors, Ltd. Automotive manufacturer - India	1.59%

5 Largest Detractors from Performance – Holdings

Contribution
CA, Inc. Standardized computer software producer - U.S.	(0.56%)
Coventry Health Care, Inc. Managed health care company - U.S.	(0.44%)
Owens-Illinois, Inc. Plastic and glass packaging manufacturer - U.S.	(0.32%)
Playboy Enterprises, Inc. - Class B International multimedia entertainment company - U.S.	(0.25%)
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	(0.24%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	4.06%	12.01%	9.76%
Capital Goods	3.31%	8.92%	8.74%
Banks	2.73%	6.65%	6.68%
Real Estate	2.70%	8.90%	0.91%
Media	2.63%	11.25%	3.36%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Software & Services	(0.28%)	7.41%	5.39%
Consumer Durables & Apparel	(0.13%)	0.15%	1.24%
Healthcare Equipment & Services	(0.11%)	4.38%	4.77%
Communication Services & Supplies	0.00%	0.05%	0.68%
Pharmaceuticals & Biotechnology	0.00%	0.00%	8.02%

Janus Core, Risk-Managed and Value Funds October 31, 2006 15

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Liberty Global, Inc. - Class A Broadcast Services and Programming	6.3%
St. Joe Co. Real Estate Operating/Development	6.3%
Ceridian Corp. Computer Services	5.0%
Owens-Illinois, Inc. Containers - Metal and Glass	4.5%
Coventry Health Care, Inc. Medical - HMO	3.4%
25.5%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 24.9% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

16 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Since Inception*
Janus Contrarian Fund	24.60%		16.14%		9.41%
S&P 500® Index	16.34%		7.26%		1.76%
Lipper Quartile	1	st	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Core Funds	2/903		4/462		49/346

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 29, 2000

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

The Fund held approximately 18.1% of its assets in Indian securities as of October 31, 2006 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,033.80	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*Expenses are equal to the annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds October 31, 2006 17

Janus Contrarian Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.9%
Airport Development - Maintenance - 0.7%
10,583,003	Macquarie Airports**	$26,305,696
Automotive - Cars and Light Trucks - 1.7%
3,650,591	Tata Motors, Ltd.**	67,105,856
Broadcast Services and Programming - 8.2%
9,609,197	Liberty Global, Inc. - Class A*	252,145,328
2,134,427	Liberty Global, Inc. - Class C*,#	54,278,479
266,576	Liberty Media Holding Corp. - Class A*	23,741,259
		330,165,066
Building Products - Cement and Aggregate - 3.9%
3,626,468	Cemex S.A. de C.V. (ADR)*	111,477,626
17,643,412	Gujarat Ambuja Cements, Ltd.**	46,038,217
		157,515,843
Building Products - Wood - 2.3%
3,263,665	Masco Corp.#	90,240,337
Casino Hotels - 3.4%
533,180	Harrah's Entertainment, Inc.	39,631,269
1,620,870	Station Casinos, Inc.	97,738,461
		137,369,730
Commercial Banks - 6.7%
3,371,258	ICICI Bank, Ltd.**	58,182,837
3,818,555	ICICI Bank, Ltd. (ADR)**,#	134,222,208
4,704	Mitsubishi UFJ Financial Group, Inc.**	59,124,279
2,298	Mizuho Financial Group, Inc.**	17,899,859
		269,429,183
Computer Services - 5.0%
8,512,070	Ceridian Corp.*,£	200,629,490
Containers - Metal and Glass - 4.5%
10,818,745	Owens-Illinois, Inc.*,£	179,591,167
Diversified Minerals - 1.3%
2,049,830	Companhia Vale do Rio Doce (ADR)#	52,147,675
Diversified Operations - 2.7%
3,673,725	Tyco International, Ltd. (U.S. Shares)	108,117,727
Electric - Generation - 2.6%
31,741,070	Datang International Power Generation Company, Ltd.#	26,895,753
26,452,259	National Thermal Power Corporation, Ltd.**	76,131,752
		103,027,505
Engineering - Research and Development Services - 0.9%
1,175,158	Larsen & Toubro, Ltd.**	34,244,777
Enterprise Software/Services - 2.3%
3,687,150	CA, Inc.#	91,293,834
Finance - Consumer Loans - 1.4%
1,155,170	SLM Corp.	56,233,676
Finance - Investment Bankers/Brokers - 6.3%
2,871,541	E*TRADE Financial Corp.*	66,849,474
1,830,815	JP Morgan Chase & Co.	86,853,864
1,110,465	Merrill Lynch & Company, Inc.	97,076,850
		250,780,188
Finance - Mortgage Loan Banker - 0.8%
956,565	Housing Development Finance Corporation, Ltd.**	31,097,391
Financial Guarantee Insurance - 1.4%
885,755	MBIA, Inc.#	54,934,525

Shares or Principal Amount		Value
Food - Diversified - 0.5%
2,054,373	Cadbury Schweppes PLC	$20,671,876
Forestry - 2.0%
2,194,130	Plum Creek Timber Company, Inc.	78,857,032
Independent Power Producer - 2.9%
2,409,225	NRG Energy, Inc.*,#	116,004,184
Investment Companies - 1.2%
18,763,623	Macquarie Infrastructure Group**	49,109,923
Leisure and Recreation Products - 0.9%
6,887,285	EMI Group PLC	35,406,659
Machinery - Pumps - 0.4%
431,850	Graco, Inc.	17,602,206
Medical - HMO - 3.4%
2,924,142	Coventry Health Care, Inc.*	137,288,467
Medical - Nursing Homes - 1.5%
1,287,505	Manor Care, Inc.	61,787,365
Metal Processors and Fabricators - 1.4%
6,997,083	Bharat Forge, Ltd.**	55,752,907
Oil Companies - Exploration and Production - 1.8%
970,525	Chesapeake Energy Corp.#	31,483,831
756,400	Forest Oil Corp.*	24,688,896
816,209	Mariner Energy, Inc.*	16,177,262
		72,349,989
Oil Companies - Integrated - 0.8%
426,420	Suncor Energy, Inc. (U.S. Shares)	32,685,093
Oil Refining and Marketing - 5.7%
4,484,899	Reliance Industries, Ltd.**	122,107,177
1,417,090	SK Corp.**,#	103,922,440
		226,029,617
Paper and Related Products - 0.7%
10,315,353	Ballarpur Industries, Ltd.**,£	27,947,437
Pipelines - 2.3%
2,093,191	Kinder Morgan Management LLC*,#	90,802,626
Public Thoroughfares - 0.1%
6,254,541	Sydney Roads Group*,**	5,521,234
Publishing - Periodicals - 0.4%
1,672,155	Playboy Enterprises, Inc. - Class B*,£	17,741,565
Real Estate Management/Services - 0.3%
526,000	Mitsubishi Estate Company, Ltd.**	12,592,878
Real Estate Operating/Development - 9.3%
34,383,000	CapitaLand, Ltd.**	120,367,003
4,665,580	St. Joe Co.#,£	250,914,891
		371,281,894
Reinsurance - 1.8%
20,926	Berkshire Hathaway, Inc. - Class B*,#	73,554,890
REIT - Diversified - 1.6%
547,815	Vornado Realty Trust	65,326,939
Soap and Cleaning Preparations - 1.7%
1,561,589	Reckitt Benckiser PLC	67,946,979
Steel - Producers - 0.9%
101,090	Salzgitter A.G.	10,805,590
2,162,681	Tata Steel, Ltd.**	23,555,116
		34,360,706

See Notes to Schedules of Investments and Financial Statements.

18 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Television - 1.5%
5,644,742	British Sky Broadcasting Group PLC	$58,414,675
Transportation - Railroad - 0.7%
3,075,000	All America Latina Logistica (GDR) (144A)	26,895,488
Total Common Stock (cost $2,949,201,015)		3,996,162,295
Corporate Bonds - 0%
Retail - Discount - 0%
$16,925,000	Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06‡,o,ß,oo (cost $7,900,645)	0
Money Markets - 0.6%
10,583,000	Janus Institutional Cash Reserves Fund 5.21%	10,583,000
13,031,727	Janus Money Market Fund, 5.25%	13,031,727
Total Money Markets (cost $23,614,727)		23,614,727
Other Securities - 8.3%
333,674,624	State Street Navigator Securities Lending Prime Portfolio† (cost $333,674,624)	333,674,624
Total Investments (total cost $3,314,391,011) – 108.8%		4,353,451,646
Liabilities, net of Cash, Receivables and Other Assets – (8.8)%		(350,522,541)
Net Assets – 100%		$4,002,929,105

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$80,936,853	1.9%
Bermuda	108,117,727	2.5%
Brazil	79,043,163	1.8%
Canada	32,685,093	0.8%
China	26,895,753	0.6%
Germany	10,805,590	0.2%
India	676,385,675	15.5%
Japan	89,617,016	2.1%
Mexico	111,477,626	2.5%
Singapore	120,367,003	2.8%
South Korea	103,922,440	2.4%
United Kingdom	182,440,189	4.2%
United States††	2,730,757,518	62.7%
Total	$4,353,451,646	100.0%

†† Includes Short-Term Securities and Other Securities (54.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Australian Dollar 4/18/07	94,500,000	$72,797,212	$(800,566)
British Pound 1/11/07	11,100,000	21,181,994	(781,303)
British Pound 3/15/07	78,100,000	149,060,025	(3,269,974)
Indian Rupee 4/18/07	2,000,000,000	43,983,325	(1,655,283)
Japanese Yen 4/18/07	9,681,000,000	84,682,229	2,279,187
Singapore Dollar 4/18/07	148,100,000	95,967,099	(659,741)
South Korean Won 3/14/07	12,450,000,000	13,278,772	(145,861)
South Korean Won 3/15/07	57,330,000,000	61,148,739	(1,092,170)
Total		$542,099,395	$(6,125,711)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 19

Janus Fundamental Equity Fund (unaudited)

Ticker: JAEIX

Fund Snapshot

This conservative growth fund from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn
portfolio manager

Performance Overview

For the 12-month period ended October 31, 2006, your Fund returned 15.15%, trailing its primary benchmark, the S&P 500® Index, which gained 16.34%. The Fund beat the 10.84% return of the Russell 1000® Growth Index, its secondary benchmark.

Investment Philosophy and Strategy – How Stocks are Selected

The investment objective of the Fund is to seek long-term growth of capital. The primary difference between Janus Fundamental Equity Fund and Janus Growth and Income Fund, the other retail Fund I manage, is that Janus Fundamental Equity Fund does not have an income component. As such, the Fund is invested predominantly in stocks to seek capital appreciation. My investment strategy is built on a combination of in-depth grassroots research and rigorous quantitative analysis, and I fully use the skills and knowledge of the research team in this process. The research process begins by identifying companies we believe have sustainable competitive advantages in product manufacturing, product distribution or research and development. Janus' analysts devote much of their time and energy in the field – interviewing suppliers, competitors and partners – in an effort to develop deep knowledge of the industry ecosystem. After assessing the qualitative characteristics, we look at the financial metrics in detail to identify companies we believe are poised to deliver improving margins, returns on invested capital and free cash flow. This involves a careful review of the balance sheet and cash flow statement, and understanding how they interconnect with the income statement. Our company analysis is not complete until we test the valuation of the stock against a variety of market scenarios using discounted cash flow analysis, and after assigning probabilities to each outcome, we finally derive a price target for the stock.

You may also read the Janus Growth and Income Fund letter included in this Annual Report for additional discussion around my investment process and portfolio construction.

Significant Contributors Included Financial and Biopharmaceutical Holdings

Merrill Lynch was the strongest performer during the period with the shares up 36.84%. The investment thesis for buying Merrill was that the company was poised to deliver expanding returns on equity through the combination of improving profitability across its major businesses and the aggressive repurchase of its shares. Merrill completed investment in its business by attracting talent from competitors and enhancing capabilities in fixed income, derivatives, commodities, investment banking and prime brokerage. Although these businesses are more capital-intensive, they leverage the company's inefficient balance sheet (too much accumulated equity capital) and should drive faster revenue growth, profitability and returns. We believe that better balance sheet utilization alone from these businesses will boost return on equity and drive higher valuation, and I therefore continue to hold our position.

The Fund's holding in JP Morgan Chase was another strong contributor to performance, gaining 33.70% in the period. The thesis for buying JP Morgan was that we believe new CEO Jaime Dimon will energize the profitability of the company's collection of businesses by lowering the cost structure and using its large scale to generate new business opportunities. One of the research analysts, Gabe Bodhi, has conducted extensive qualitative research and quantitative analysis on the company. He met with numerous business heads within the company in addition to building a detailed bottom-up model to support his investment thesis. With the stock trading at approximately 12.9 times our estimated 2006 earnings and offering a 2.9% dividend yield at the end of the period, I believe this modest valuation provides a potentially significant margin of safety while we anticipate even better share price performance in the future.

Merck was another positive contributor, with shares gaining 40.98% in the period. When I first bought Merck at the beginning of the year, it was a contrarian investment call based on my view of improving company fundamentals against a backdrop of secular challenges to the pharmaceutical industry, as well as Merck's highly publicized problems with Vioxx. Despite the negative sentiment surrounding the stock, Janus research analyst Andy Acker championed his reasons for the contrarian view: (1) valuation support – Merck was trading at

20 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

only 14 times 2006 earnings with a 4.6% dividend yield; (2) he believed that Merck was entering a new product cycle with three new vaccines, each with over $1 billion in global sales revenue potential; (3) he noted that Merck was targeting $5 billion in cost savings through 2010, which should allow product gross margins to return to the high 70s from 75% this year; and (4) he gained confidence in the company's improving late-stage pipeline with new blockbuster potential drugs for cholesterol, diabetes and HIV. Based on this research, Merck remains a top holding in the Fund.

Weak Performers Included Yahoo! and Neurocrine Biosciences

The Fund's holdings in Yahoo! and Neurocrine Biosciences were the two largest detractors from performance during the period.

Yahoo! was the largest detractor in the period, declining 28.75% on continued concerns about the company's long-term growth rate, as well as its competitive positioning versus Google. In September, the shares fell sharply after the company indicated that its third quarter results would be at the low end of projections. Why does the Fund still own the stock? The traditional media industry is facing formidable secular challenges as content digitalization and the emergence of new distribution channels are driving increased audience fragmentation and declining audiences in general. Due to its large and growing user base, I believe Yahoo! is well positioned to benefit from this trend through multiple revenue streams in branded advertising, sponsored search and premium subscription services. In the near term, I continue to believe that Yahoo!'s new search platform, called "Project Panama," should help the company to improve the growth and profitability of its search business. Despite my disappointment in the recent stock performance, I am holding the position.

Our exposure in Neurocrine Biosciences (NBIX) was another large detractor, with shares down 78.13% in the period after the Food and Drug Administration (FDA) rejected the critical 15-milligram dose of Indiplon, the company's primary drug under development, on worries about certain low-level amnesia side effects. I bought the Fund's position in NBIX at an opportunistic moment during the summer of 2004. At that time, I was convinced that the market was undervaluing the sales potential of Indiplon, which is a treatment for sleep disorder. We performed extensive review of the company's trial data and concluded that Indiplon would have best-in-class efficacy compared to Sanofi's Ambien and Sepracor's Lunesta, and that this advantage would be exploited by the company's marketing partnership with Pfizer. We believed that at $1.25 billion in peak sales potential the shares would be worth $70 and that, at $3 billion sales potential, the shares would be worth more than $125. Although the stock recovered nicely and we had an unrealized gain in the stock, I held on to the stock because I believed that NBIX would receive FDA approval for Indiplon and that the shares would move higher as the market began to reward the company for Indiplon. Instead, on May 16, we were stunned to find that the FDA ruled the drug was not approvable in the critical 15 milligram dosage for the sleep maintenance setting. However, I am holding my position in the stock.

Closing Comments

In my opinion, the real challenge to rising interest rates in this market environment (I have recently seen certificates of deposit paying 5.3%) is providing you with attractive risk-adjusted returns (after expenses) and earning our keep in your investment portfolio. I welcome this challenge, as I am supported by a talented analyst pool. In my efforts to achieve this, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. In fact, over 80% of the Fund was invested in stocks internally rated by the Janus investment team as "buy" or "strong buy" at the end of the period.

As always, I promise you my utmost effort in the periods ahead. In addition, a portion of my personal assets are invested here at Janus in the two retail Funds under my charge, Janus Fundamental Equity Fund and Janus Growth and Income Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Fundamental Equity Fund.

Janus Core, Risk-Managed and Value Funds October 31, 2006 21

Janus Fundamental Equity Fund (unaudited)

Janus Fundamental Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Merrill Lynch & Company, Inc. Investment banking services - U.S.	1.31%
JP Morgan Chase & Co. Financial products and services provider - U.S.	1.19%
Merck & Company, Inc. Global pharmaceutical company - U.S.	1.16%
Celgene Corp. Global pharmaceutical company - U.S.	1.15%
Oracle Corp. Enterprise software services provider - U.S.	1.07%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(0.80)%
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.58)%
Boston Scientific Corp. Medical instruments developer, manufacturer, and marketer - U.S.	(0.49)%
Microsoft Corp. Applications software products provider - U.S.	(0.38)%
Commerce Bancorp, Inc. Multi-bank holding company - U.S.	(0.33)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Diversified Financials	3.07%	11.42%	9.13%
Energy	3.05%	17.56%	9.76%
Pharmaceuticals & Biotechnology	2.71%	10.28%	8.02%
Capital Goods	2.16%	7.97%	8.74%
Technology Hardware & Equipment	1.32%	3.03%	6.88%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Healthcare Equipment & Services	(1.03)%	5.11%	4.77%
Materials	(0.25)%	0.87%	3.00%
Banks	(0.03)%	3.06%	6.68%
Other*	0.00%	0.00%	0.00%
Utilities	0.00%	0.00%	3.36%

* Industry not classified by Global Industry Classification Standard.

22 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	4.2%
General Electric Co. Diversified Operations	4.2%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	4.0%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.6%
Merck & Company, Inc. Medical - Drugs	3.0%
19.0%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 2.8% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

Janus Core, Risk-Managed and Value Funds October 31, 2006 23

Janus Fundamental Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Fundamental Equity Fund	15.15%		9.17%		11.80%		12.73%
S&P 500® Index	16.34%		7.26%		8.64%		8.95%
Russell 1000® Growth Index	10.84%		4.07%		5.76%		5.98%
Lipper Quartile	2	nd	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	319/810		30/573		2/248		1/221

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – June 28, 1996

See "Explanations of Charts, Tables and Financial Statements."

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective June 30, 2006, Janus Core Equity Fund changed its name to Janus Fundamental Equity Fund.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,000.00	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24 Janus Core, Risk-Managed and Value Funds October 31, 2006

Janus Fundamental Equity Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 97.2%
Advertising Sales - 0.8%
325,460	Clear Channel Outdoor Holdings, Inc.*,#	$7,990,043
Aerospace and Defense - 1.9%
244,710	Boeing Co.	19,542,541
Agricultural Operations - 0.9%
248,430	Archer-Daniels-Midland Co.	9,564,555
Casino Hotels - 2.0%
272,990	Harrah's Entertainment, Inc.	20,291,347
Coal - 0.3%
67,885	Peabody Energy Corp.	2,849,133
Commercial Banks - 2.2%
633,860	Commerce Bancorp, Inc.#	22,134,391
Computers - 2.2%
165,705	Apple Computer, Inc.*	13,435,361
352,050	Dell, Inc.*	8,565,377
		22,000,738
Computers - Memory Devices - 2.4%
2,006,295	EMC Corp.*	24,577,114
Cosmetics and Toiletries - 2.4%
381,265	Procter & Gamble Co.	24,168,388
Diversified Operations - 4.2%
1,211,370	General Electric Co.	42,531,201
E-Commerce/Products - 0.8%
226,200	Amazon.com, Inc.*,#	8,615,958
Electronic Components - Semiconductors - 6.1%
1,180,905	Advanced Micro Devices, Inc.*	25,117,849
17,430	Samsung Electronics Company, Ltd.	11,302,446
559,730	Spansion, Inc. - Class A*,#	7,981,750
584,255	Texas Instruments, Inc.#	17,632,816
		62,034,861
Electronic Forms - 2.1%
558,735	Adobe Systems, Inc.*	21,371,614
Enterprise Software/Services - 2.8%
1,024,560	Oracle Corp.*	18,923,624
194,585	SAP A.G. (ADR)**	9,659,199
		28,582,823
Entertainment Software - 1.3%
247,325	Electronic Arts, Inc.*	13,081,019
Finance - Credit Card - 1.2%
218,920	American Express Co.	12,655,765
Finance - Investment Bankers/Brokers - 11.8%
726,750	Citigroup, Inc.	36,453,780
902,675	JP Morgan Chase & Co.	42,822,901
459,675	Merrill Lynch & Company, Inc.	40,184,789
		119,461,470
Finance - Mortgage Loan Banker - 2.7%
471,245	Fannie Mae	27,925,979
Food - Canned - 0.6%
234,335	TreeHouse Foods, Inc.*	5,942,736
Food - Dairy Products - 0.9%
214,550	Dean Foods Co.*,#	8,987,500
Food - Retail - 1.3%
212,770	Whole Foods Market, Inc.#	13,583,237

Shares or Principal Amount		Value
Hotels and Motels - 0.6%
93,460	Four Seasons Hotels, Inc.	$5,994,524
Industrial Automation and Robotics - 1.3%
211,335	Rockwell Automation, Inc.	13,102,770
Medical - Biomedical and Genetic - 1.7%
326,685	Celgene Corp.*	17,458,046
Medical - Drugs - 7.3%
677,325	Merck & Company, Inc.	30,764,101
171,895	Roche Holding A.G.	30,080,416
159,009	Sanofi-Aventis**,#	13,516,100
		74,360,617
Medical - HMO - 2.1%
463,785	Coventry Health Care, Inc.*	21,774,706
Oil - Field Services - 0.9%
278,450	Halliburton Co.	9,007,858
Oil and Gas Drilling - 0.6%
83,385	Transocean, Inc. (U.S. Shares)*	6,048,748
Oil Companies - Exploration and Production - 3.3%
185,665	Apache Corp.	12,127,638
329,895	EnCana Corp. (U.S. Shares)	15,666,714
94,110	EOG Resources, Inc.	6,261,138
		34,055,490
Oil Companies - Integrated - 9.1%
151,040	ConocoPhillips	9,098,650
287,905	Exxon Mobil Corp.	20,562,175
588,175	Hess Corp.	24,938,620
133,275	Marathon Oil Corp.	11,514,960
343,088	Suncor Energy, Inc.	26,351,431
		92,465,836
Oil Refining and Marketing - 2.4%
463,654	Valero Energy Corp.	24,263,014
Retail - Consumer Electronics - 1.3%
247,772	Best Buy Company, Inc.	13,689,403
Retail - Drug Store - 2.1%
670,640	CVS Corp.	21,044,683
Retail - Jewelry - 1.4%
408,275	Tiffany & Co.#	14,583,583
Retail - Regional Department Stores - 2.5%
581,670	Federated Department Stores, Inc.	25,541,130
Steel - Producers - 1.5%
1,373,034	Tata Steel, Ltd.	14,954,575
Telecommunication Equipment - Fiber Optics - 0.8%
414,405	Corning, Inc.*	8,466,294
Therapeutics - 0.8%
103,650	Gilead Sciences, Inc.*	7,141,485
125,700	Neurocrine Biosciences, Inc.*,#	1,451,835
		8,593,320
Transportation - Railroad - 3.4%
370,294	Canadian National Railway Co. (U.S. Shares)	17,640,806
183,165	Union Pacific Corp.	16,600,244
		34,241,050
Web Portals/Internet Service Providers - 2.7%
1,036,875	Yahoo!, Inc.*	27,311,288

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 25

Janus Fundamental Equity Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Wireless Equipment - 0.5%
232,130	Nokia Oyj (ADR)**	$4,614,744
Total Common Stock (cost $844,119,769)		989,464,092
Preferred Stock - 0.2%
Electronic Components - Semiconductors - 0.2%
4,354	Samsung Electronics Company, Ltd. (cost $1,816,663)	2,111,730
Money Markets - 1.7%
11,415,500	Janus Institutional Cash Reserves Fund, 5.21%	11,415,500
6,347,500	Janus Money Market Fund, 5.25%	6,347,500
Total Money Markets (cost $17,763,000)		17,763,000
Other Securities - 4.7%
47,670,807	State Street Navigator Securities Lending Prime Portfolio† (cost $47,670,807)	47,670,807
Total Investments (total cost $911,370,239) – 103.8%		1,057,009,629
Liabilities, net of Cash, Receivables and Other Assets – (3.8)%		(38,694,390)
Net Assets – 100%		$1,018,315,239

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$65,653,475	6.2%
Cayman Islands	6,048,748	0.6%
Finland	4,614,744	0.4%
France	13,516,100	1.3%
Germany	9,659,199	0.9%
India	14,954,575	1.4%
South Korea	13,414,176	1.3%
Switzerland	30,080,416	2.8%
United States††	899,068,196	85.1%
	$1,057,009,629	100.0%

†† Includes Short-Term Securities and Other Securities (78.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	5,545,000	$7,102,167	$(32,292)
Total		$7,102,167	$(32,292)

See Notes to Schedules of Investments and Financial Statements.

26 Janus Core, Risk-Managed and Value Funds October 31, 2006

Janus Growth and Income Fund (unaudited)

Ticker: JAGIX

Fund Snapshot

This conservative growth fund from Janus combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn
portfolio manager

Performance Overview

For the 12-month period ended October 31, 2006, the Fund returned 11.56%, trailing its primary benchmark, the S&P 500® Index, which gained 16.34%. However, the Fund exceeded the 10.84% return of the Russell 1000® Growth Index, its secondary benchmark.

First, a Few Words on Process

Especially in light of the Fund's underperformance versus the primary benchmark, I would like to discuss how I pick stocks and construct the Fund's portfolio. I place strong emphasis on the synthesis of qualitative research and quantitative analysis. Deep grassroots research must be tied to balance sheet, cash flow and valuation analysis. While this is what I seek from the team of research analysts, I have also made clear what they can expect from me. I will be accessible. I will read research notes and review models. I will help analysts pitch their best ideas to other portfolio managers. I believe the formula for successful investing at Janus is the close collaboration among our talented research team and I intend to leverage that research as much as possible. At the end of the period, over 80% of the Fund's assets were held in stocks our own analysts rated as "buy" or "strong buy."

Investment Philosophy and Strategy

The primary investment objective of the Fund is to seek long-term growth of capital. The Fund is managed for shareholders in pursuit of longer-term financial objectives such as building a retirement nest egg, buying a home or funding a college education – investors who want long-term exposure to the equity market. A traditional definition of a conservative approach to equity investing implies looking at the price volatility of the Fund, or its beta, relative to a benchmark. I have a broader view where the spirit of conservatism is captured in the portfolio construction process. I attempt to control risk by monitoring the diversification of the Fund1 and by limiting the maximum position size to under 5%. And while I employ a bottom-up approach to picking stocks, I will keep an eye on the size of sector weightings relative to the Fund's benchmarks.2

Portfolio Construction

From a portfolio construction point of view, I broadly think of the Fund as holding two buckets of stocks. The first bucket is comprised of the core holdings. What is a core holding? In my view, any company's primary business activity – whether it is Exxon Mobil, Procter & Gamble or Yahoo! – can be boiled down to one of the following areas: manufacturing (how products and/or services are built); distribution (how products go to market); or research and development (how new products or services are developed). It is my belief that companies with sustainable competitive advantages in one or more of these areas will generate superior margins and returns on invested capital versus their peer group, and that their stock prices should accordingly outperform over time. Owning these core holdings is a bet on the status quo – the company's ability to continue to build value over time.

The second bucket is comprised of "special situation" stocks. This is a widely used and somewhat ambiguous term, which might imply a new management team, changes to the business portfolio – for example, selling underperforming business units, perhaps a decision triggered by new management – or changes to the way capital is allocated among businesses or returned to shareholders. A special situation may also be characterized by moments when a company is poised to benefit from a product catalyst powerful enough to enhance the complexion of its profit and cash flow structure. The key to owning a special situation stock is having confidence that change is underway and that this dynamic element has not yet been recognized or reflected in the valuation of the company.

Significant Contributors Included Energy Holdings

Our holding in Exxon Mobil was a large positive contributor to performance during the period. The Fund's investment in the energy sector is based on our fundamental analysis of supply and demand for crude oil and natural gas. There are two related critical differences between the high oil prices today and those of the past. First, current prices have been driven by demand growth and not a supply disruption. Strong worldwide gross domestic product (GDP) growth and the emergence of China and India have resulted in annual demand growth of

Janus Core, Risk-Managed and Value Funds October 31, 2006 27

Janus Growth and Income Fund (unaudited)

1.5% to 2.0%, which has outpaced the rate of supply growth. Second, worldwide spare production capacity is estimated to be 2 million barrels per day on a demand base of 85 million barrels. This tightness may see temporary relief in 2007, but we remain bullish on oil due to our analysis of long-term supply and demand, as it is increasingly difficult to find large new sources of supply. Our research suggests that non-OPEC supply will peak in 2009 or 2010 and that OPEC will struggle to increase output meaningfully enough to the meet the world's demand growth. This will likely create a situation where the market must price out demand – this equilibrium price is clearly well above the $60-per-barrel price we see today.

The Fund owns Exxon due to its track record of superior returns on invested capital relative to its major integrated peer group. The company has a large resource base totaling over 72 billion barrels and should deliver accelerating production growth in the upstream business as major projects in West Africa come online. Based on projections of $60-per-barrel oil and $9 gas for 2006, we believe Exxon should generate nearly $60 billion in operating profit and $30 billion in free cash flow. On an earnings-per-share basis, Exxon will likely be approximately $6 per share next year, meaning that the shares are currently trading below the broader S&P 500® Index. I view Exxon as a solid, long-term holding in the Fund. As the company continues to demonstrate its earnings power and returns significant cash to shareholders through dividends and share repurchase, and I believe the stock will respond.

Suncor Energy, the Fund's top performer for the period, is a leveraged play on the long-term price of oil. I believe that relative to its intrinsic value, the market is discounting a long-term price of oil between $45 and $50 per barrel. There is considerable upside potential to the current share price as the market begins to believe in the persistency of higher oil prices and begins to discount this into the net asset value (NAV) calculation. Suncor is a leading producer of oil sands in Canada. The Canadian oil sands basin near Fort McMurray, Alberta, is one of the world's largest hydrocarbon resources with over 175 billion oil-equivalent barrels. The Suncor resource base today covers 12 billion barrels of bitumen – enough to produce 10 billion barrels of oil. Although many companies have some exposure to this resource, Suncor is the only large pure play on the oil sands.

In our intrinsic value calculation for the company, we project long-term cash flows by forecasting long-term production growth and the capital and operating costs required to produce those barrels. We then apply a discount rate (we use 10%) and can work backwards to calculate what we believe to be the long-term price of oil implicit in the stock price. We believe this is $45 or less. In addition to the standalone case for owning Suncor, I believe the company is a highly attractive acquisition target for the major integrated oil companies as well as foreign government oil enterprises. The oil sands pose no exploration risk and the development cost, though large, is one which is relatively fixed and could potentially be lowered with technological advances. As it is becoming increasingly difficult to locate and develop conventional oil resources, the fixed cost structure of the abundant oil sands should look increasingly attractive to the majors. Moreover, as the majors are forced to follow the oil into politically unstable regions such as West Africa and the Former Soviet Union, the relative stability of Canada should make these assets even more compelling.

Weak Performers Included Yahoo! and Neurocrine Biosciences

Yahoo! was the largest negative contributor in the period, declining 28.75% on continued concerns about the company's long-term growth rate, as well as its competitive positioning versus Google. In September, the shares fell sharply after the company indicated that its third quarter results would be at the low end of projections. Why does the Fund still own the stock? The traditional media industry is facing formidable secular challenges as content digitalization and the emergence of new distribution channels are driving increased audience fragmentation and declining audiences in general. Due to its large and growing user base, I believe Yahoo! is well positioned to benefit from this trend through multiple revenue streams in branded advertising, sponsored search and premium subscription services. In the near term, I continue to believe that Yahoo!'s new search platform, called "Project Panama," will help the company to improve the growth and profitability of its search business. Despite my disappointment in the recent stock performance, I am holding the position.

Our exposure in Neurocrine Biosciences (NBIX) was another large detractor, with shares down 78.13% in the period after the Food and Drug Administration (FDA) rejected the critical 15-milligram dose of Indiplon, the company's primary drug under development, on worries about certain low-level amnesia side effects. I bought the Fund's position in NBIX at an opportunistic moment during the summer of 2004. At that time, I was convinced that the market was undervaluing the sales potential of Indiplon, which is a treatment for sleep disorder. We performed extensive review of the company's trial data and concluded that Indiplon would have best-in-class efficacy compared to Sanofi's Ambien and Sepracor's Lunesta, and that

28 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

this advantage would be exploited by the company's marketing partnership with Pfizer. We believed that at $1.25 billion in peak sales potential the shares would be worth $70 and that, at $3 billion sales potential, the shares would be worth more than $125. Although the stock recovered nicely and we had unrealized gains, I held onto the stock because I believed that NBIX would receive FDA approval for Indiplon and that the shares would move higher as the market began to reward the company for Indiplon. Instead, on May 16, we were stunned to find that the FDA ruled the drug was not approvable in the critical 15 milligram dosage for the sleep maintenance setting. However, I am holding my position in the stock.

Closing Comments

In my opinion, the real challenge to rising interest rates in this market environment (I have recently seen certificates of deposit paying 5.3%) is providing you with attractive risk-adjusted returns (after expenses) and earning our keep in your investment portfolio. I welcome this challenge, as I am supported by a talented analyst pool. To achieve this, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. As previously discussed, over 80% of the Fund is currently invested in stocks internally rated by the Janus investment team as "buy" or "strong buy".

As always, I promise you my utmost effort in the periods ahead. In addition, a portion of my personal assets are invested here at Janus in the two retail Funds under my charge, Janus Growth and Income Fund and Janus Fundamental Equity Fund, and I continue to contribute every month to both.

Thank you for your investment in Janus Growth and Income Fund.

1To put some numbers around this statement: The top 10 positions will generally comprise approximately 30% of the assets and the top 20 positions will be approximately 45-55% of assets.

2Sector weightings are compared to both the S&P 500® Index and the Russell 1000® Growth Index.

Janus Growth and Income Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Suncor Energy, Inc. Energy company - Canada	1.62%
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	1.22%
NVIDIA Corp. Three-dimensional (3D) graphics processors provider - U.S.	0.83%
JP Morgan Chase & Co. Financial products and services provider - U.S.	0.71%
Melco International Development, Ltd. Diversified services operator - Hong Kong	0.64%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(0.69%)
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.63%)
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.56%)
Tata Steel, Ltd. Steel company - India	(0.29%)
Microsoft Corp. Applications software products provider - U.S.	(0.29%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	3.49%	18.01%	9.76%
Semiconductors & Semiconductor Equipment	1.91%	13.71%	2.93%
Capital Goods	1.70%	8.75%	8.74%
Consumer Services	1.28%	2.54%	1.65%
Diversified Financials	1.11%	5.08%	9.13%

5 Largest Detractors from Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Healthcare Equipment & Services	(0.67%)	7.21%	4.77%
Software & Services	(0.59%)	7.58%	5.39%
Materials	(0.29%)	0.98%	3.00%
Other*	(0.01%)	0.01%	0.00%
Food & Staples Retailing	(0.01%)	0.11%	2.37%

* Industry not classified by Global Industry Classification Standard.

Janus Core, Risk-Managed and Value Funds October 31, 2006 29

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Advanced Micro Devices, Inc. Electronic Components - Semiconductors	3.8%
General Electric Co. Diversified Operations	3.6%
Suncor Energy, Inc. Oil Companies - Integrated	3.1%
Yahoo!, Inc. Web Portals/Internet Service Providers	2.9%
EMC Corp. Computers - Memory Devices	2.7%
16.1%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 7.1% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

30 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Growth and Income Fund	11.56%		6.78%		10.90%		13.18%
S&P 500® Index	16.34%		7.26%		8.64%		11.10%
Russell 1000® Growth Index	10.84%		4.07%		5.76%		8.98%
Lipper Quartile	4	th	2	nd	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	656/810		166/573		9/248		4/83

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 15, 1991

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$980.40	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds October 31, 2006 31

Janus Growth and Income Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 91.6%
Advertising Sales - 1.2%
1,373,175	Lamar Advertising Co.*	$79,204,734
Aerospace and Defense - 1.6%
1,376,130	Boeing Co.	109,897,742
Agricultural Operations - 0.4%
731,110	Archer-Daniels-Midland Co.	28,147,735
Building - Residential and Commercial - 0.5%
64,885	NVR, Inc.*,#	36,432,928
Casino Hotels - 1.9%
1,551,335	Boyd Gaming Corp.	61,231,192
914,115	Harrah's Entertainment, Inc.	67,946,168
		129,177,360
Coal - 0.2%
367,490	Peabody Energy Corp.	15,423,555
Commercial Banks - 1.3%
2,438,480	Commerce Bancorp, Inc.#	85,151,722
Computers - 2.3%
621,120	Apple Computer, Inc.*	50,360,410
4,211,625	Dell, Inc.*	102,468,836
		152,829,246
Computers - Memory Devices - 3.4%
15,084,895	EMC Corp.*	184,789,964
944,558	SanDisk Corp.*	45,433,240
		230,223,204
Cosmetics and Toiletries - 2.6%
2,826,515	Procter & Gamble Co.	179,172,786
Dental Supplies and Equipment - 0.6%
3,135,720	Align Technology, Inc.*,£	43,461,079
Diversified Operations - 4.5%
6,974,606	General Electric Co.	244,878,417
23,101,000	Melco International Development, Ltd.	56,614,856
		301,493,273
E-Commerce/Products - 0.8%
1,380,330	Amazon.com, Inc.*,#	52,576,770
Electronic Components - Semiconductors - 10.7%
12,033,116	Advanced Micro Devices, Inc.*	255,944,376
2,816,006	NVIDIA Corp.*,#	98,194,129
116,483	Samsung Electronics Company, Ltd.	75,533,153
421,111	Samsung Electronics Company, Ltd. (GDR)	136,545,242
4,232,515	Spansion, Inc. - Class A*	60,355,664
3,183,373	Texas Instruments, Inc.	96,074,197
		722,646,761
Electronic Forms - 0.5%
917,615	Adobe Systems, Inc.*	35,098,774
Entertainment Software - 1.4%
1,828,172	Electronic Arts, Inc.*	96,692,017
Finance - Investment Bankers/Brokers - 4.9%
3,564,140	Citigroup, Inc.	178,777,262
3,222,795	JP Morgan Chase & Co.	152,889,395
		331,666,657
Finance - Mortgage Loan Banker - 2.2%
2,563,115	Fannie Mae	151,890,195

Shares or Principal Amount		Value
Food - Canned - 0.4%
1,140,238	TreeHouse Foods, Inc.*	$28,916,436
Food - Dairy Products - 0.7%
1,195,260	Dean Foods Co.*,#	50,069,441
Hotels and Motels - 0.8%
880,500	Four Seasons Hotels, Inc.	56,475,270
Industrial Automation and Robotics - 1.8%
1,949,925	Rockwell Automation, Inc.	120,895,350
Investment Companies - 1.0%
3,180,270	KKR Private Equity Investors L.P. (U.S. Shares) (144A)*,**	69,170,873
Medical - Biomedical and Genetic - 0.7%
919,119	Celgene Corp.*	49,117,719
Medical - Drugs - 4.5%
1,048,102	Roche Holding A.G.**	183,410,478
1,427,674	Sanofi-Aventis**,#	121,355,296
		304,765,774
Medical - HMO - 1.3%
2	Aetna, Inc.	82
1,841,625	Coventry Health Care, Inc.*	86,464,294
		86,464,376
Oil - Field Services - 1.4%
2,932,510	Halliburton Co.	94,866,699
Oil Companies - Exploration and Production - 3.7%
548,485	Apache Corp.	35,827,040
3,786,814	EnCana Corp. (U.S. Shares)	179,835,797
540,275	EOG Resources, Inc.	35,944,496
		251,607,333
Oil Companies - Integrated - 8.4%
2,234,840	Exxon Mobil Corp.	159,612,273
2,536,330	Hess Corp.#	107,540,392
2,186,148	Petro-Canada	93,212,312
2,753,449	Suncor Energy, Inc.	211,483,125
		571,848,102
Oil Refining and Marketing - 1.4%
1,831,660	Valero Energy Corp.	95,850,768
Optical Supplies - 0.4%
226,660	Alcon, Inc. (U.S. Shares)**	24,044,093
Retail - Apparel and Shoe - 1.0%
1,406,460	Nordstrom, Inc.#	66,595,881
Retail - Consumer Electronics - 1.4%
1,746,192	Best Buy Company, Inc.	96,477,108
Retail - Drug Store - 1.9%
4,178,255	CVS Corp.	131,113,642
Retail - Jewelry - 1.4%
2,590,865	Tiffany & Co.	92,545,698
Retail - Pet Food and Supplies - 1.1%
2,579,705	PETsMART, Inc.	74,243,910
Shipbuilding - 1.1%
2,228,130	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	71,650,134
Steel - Producers - 1.5%
9,466,823	Tata Steel, Ltd.	103,109,113

See Notes to Schedules of Investments and Financial Statements.

32 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Super-Regional Banks - 1.7%
3,277,328	U.S. Bancorp#	$110,904,780
Telecommunication Services - 1.2%
6,896,312	Bharti Tele-Ventures, Ltd.*	81,199,747
Television - 1.8%
11,662,332	British Sky Broadcasting Group PLC	120,687,772
Therapeutics - 0.9%
1,186,640	Amylin Pharmaceuticals, Inc.*	52,164,694
834,205	Neurocrine Biosciences, Inc.*,#	9,635,068
		61,799,762
Tobacco - 1.1%
920,690	Altria Group, Inc.	74,879,718
Toys - 1.5%
3,859,747	Marvel Entertainment, Inc.*,#	97,844,586
Transportation - Railroad - 1.2%
1,739,834	Canadian National Railway Co. (U.S. Shares)	82,885,692
Transportation - Services - 1.0%
917,610	United Parcel Service, Inc. - Class B#	69,141,914
Web Portals/Internet Service Providers - 2.9%
7,337,815	Yahoo!, Inc.*	193,278,047
Wireless Equipment - 1.4%
3,140,655	Nokia Oyj (ADR)**	62,436,221
947,225	QUALCOMM, Inc.	34,469,518
		96,905,739
Total Common Stock (cost $5,057,409,163)		6,210,542,015
Preferred Stock - 1.1%
Electronic Components - Semiconductors - 0.2%
32,999	Samsung Electronics Company, Ltd.	16,004,821
Oil Companies - Integrated - 0.9%
579,900	Amerada Hess Corp., convertible, 7.00%#	60,355,992
Total Preferred Stock (cost $45,793,500)		76,360,813
Equity-Linked Structured Notes - 6.0%
Finance - Investment Bankers/Brokers - 5.3%
3,087,534	Allegro Investment Corporation S.A. convertible, (Corning, Inc.) 20.10% (144A)**,§	62,289,763
	Goldman Sachs Group, Inc.:
569,685	convertible, (Amazon.com, Inc. Amylin Pharmaceuticals, Inc. Apple Computer, Inc.), 40.00% (144A)§	57,726,181
569,735	convertible, (Best Buy Company, Inc. Dell, Inc., Google, Inc.) 33.00% (144A)§	52,666,303
474,245	convertible, (Celgene Corp. NVIDIA Corp., Peabody Energy Corp.) 46.75% (144A)§	46,351,758
943,486	Merrill Lynch & Company, Inc., convertible (Valero Energy Corp.), 16.55% (144A)§	50,268,934
	Morgan Stanley Co.:
875,445	convertible, (Neurocrine Biosciences, Inc.) 10.60% (144A)§	9,848,756
4,540,525	convertible, (Sirius Satellite Radio, Inc.) 14.00% (144A)§	17,889,669
		361,179,676

Shares or Principal Amount		Value
Money Center Banks - 0.7%
563,207	Deutsche Bank A.G., convertible (Suncor Energy, Inc.), 20.53% (144A)§	$46,509,634
Total Equity-Linked Structured Notes (cost $456,116,444)		407,689,310
Money Markets - 0.5%
35,770,000	Janus Institutional Cash Reserves Fund 5.21% (cost $35,770,000)	35,770,000
Other Securities - 5.5%
371,947,402	State Street Navigator Securities Lending Prime Portfolio† (cost $371,947,402)	371,947,402
Total Investments (total cost $5,967,036,509) – 104.7%		7,102,309,540
Liabilities, net of Cash, Receivables and Other Assets – (4.7)%		(321,492,188)
Net Assets – 100%		$6,780,817,352

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$623,892,196	8.8%
Finland	62,436,221	0.9%
France	121,355,296	1.7%
Hong Kong	56,614,856	0.8%
India	184,308,860	2.6%
Luxembourg	62,289,763	0.9%
Netherlands	69,170,873	1.0%
South Korea	299,733,350	4.2%
Switzerland	207,454,571	2.9%
United Kingdom	167,197,406	2.3%
United States††	5,247,856,148	73.9%
Total	$7,102,309,540	100.0%

††Includes Short-Term Securities and Other Securities (68.1% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	29,400,000	$37,656,215	$(171,215)
Euro 3/15/07	4,500,000	5,779,215	(93,240)
Swiss Franc 1/11/07	31,850,000	25,794,862	365,302
Swiss Franc 3/14/07	26,300,000	21,419,396	91,257
Total		$90,649,688	$192,104

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 33

Janus Research Fund (unaudited)

(To be renamed Janus Global Research Fund on 12/31/06)

Ticker: JARFX

Fund Snapshot

This fund pulls together the best ideas from Janus' research analysts into a single package.

Team-Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

Large capitalization stocks recovered from a bruising summer falloff during the third quarter and helped most major indices around the world finish with positive returns for the 12-month period ended October 31, 2006. At the same time stocks were rallying, oil prices declined significantly, easing concerns about energy-driven inflationary pressures.

Signs that U.S. economic growth was slowing, due in part to a weakening housing market, further cooled anxieties over rising prices. In turn, worries over future increases in short-term interest rates subsided, reinforced by the Federal Reserve's decision to hold its key overnight lending rate steady at meetings in August, September and October.

Tempering investor enthusiasm somewhat were questions regarding the possibility of the economy slowing too much and slipping into a recession. This uncertainty affected small- and mid-cap stocks, which have generally fared worse in periods of stagnant or declining growth. In this environment, the Fund gained 21.21% during the period, exceeding both its primary and secondary benchmarks, the Russell 1000® Index and the Russell 3000® Index, which advanced 16.02% and 16.37%, respectively.

One of the hallmarks of Janus Research Fund is to bring together what we see as the best ideas from all over the investment landscape including a large degree of international exposure. The Fund's overseas investments were a particularly strong driver of Fund performance during the period.

We aim to build a portfolio which is diversified across sectors, market caps and geographies. In relation to these sectors, Fund performance during the period was driven by exposure to the communications, energy, financials, industrials and retail sectors. On the downside, our exposure to the technology sector detracted from results.

Overseas Companies Among Leading Performers

The top contributor to the Fund's performance was conglomerate Reliance Industries of India. Investors cheered the early-period spinoff of its telecommunications, coal, fuel management and financial services divisions, which unlocked shareholder value. We believe the transactions will allow Reliance to increase its focus on its oil and gas exploration, production, refining and marketing divisions, along with its petrochemical business. The company's fiscal year first-half returns bore that out as it reported a 30% jump in revenues and a 10% rise in net profit for the six months ended September 30, 2006. While Janus analyst Laurent Saltiel continues to closely monitor developments, we ended the period with an increased stake in Reliance.

One broader investment theme that paid off during the period centered on the increasing importance of the agricultural industry as the population of the middle class steadily expands around the globe. As emerging markets such as China enjoy continued phenomenal growth, the population is migrating to urban areas, attracted by better paying jobs. Once settled in the cities, individuals' tastes for protein-rich foods such as chicken increase, elevating demand for the agricultural products needed to produce the more complex foods. Top contributors included in this agricultural investment theme were All America Latina Logistica and Potash Corporation of Saskatchewan, which were both Laurent Saltiel picks.

Biotechnology outfit Celgene also contributed to Fund performance during the period. The company rode a strong wave of sales growth from its Revlimid drug for treating myelodysplastic syndromes (MDS), a blood-borne cancer. Approved in the final days of 2005, Revlimid enjoyed rapid adoption rates among doctors. In an attempt to further enhance the drug's franchise, Celgene boosted its investment in research efforts designed to determine whether Revlimid may prove effective in treating other blood-borne diseases. Considering the stock rose nearly 50% through the first six months of 2006, we were happy to pare back our exposure later in the period.

Drug and Technology Holdings Detracted from Performance

The worst performing stock of the period was biotechnology company Neurocrine Biosciences, which tumbled after the Food and Drug Administration (FDA) withheld its approval of the company's Indiplon sleeping pill. Holding no significant competitive advantage against well-established sleep medications, including leading seller Ambien, which will likely lose patent protection in the next 18 months, Indiplon's demise eroded analyst Tony Yao's conviction in the company, and we sold the position.

Israel-based Teva Pharmaceutical Industries struggled during the period due to unexpected competition for its generic cholesterol drug. Considering the heightened competitive pressures, analyst Dan Lyons became somewhat less enthusiastic about the stock, although we maintained a stake.

34 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

A technology sector holding that offset gains was Internet services icon Yahoo!, which reported that carmakers scaled back on display advertising budgets. The resulting slip in revenue, along with a similar falloff in financial services advertising, exacerbated market frustration with delays in the relaunch of the algorithm behind Yahoo!'s search functionality. Considered critical to closing the gap between Yahoo! and search giant Google (another Fund holding) in search-based revenues, the expected introduction of the revamped platform was pushed into the fourth quarter from the previously announced third quarter. The research that analyst Brian Demain has done on this company has convinced us to remain patient.

Research Analysts' Impact on Fund Holdings

The opinions of our research analysts are essential in deciding whether or not to invest in a company. When analyst Eileen Hoffmann downgraded leather goods company Coach after it hit her price target, we liquidated the holding, one we had held since the inception of the Fund. Conversely, when names such as InBev, one of the world's largest beer brewers by volume, and a company followed by analyst Dan Riff, and hospital supplier Hospira, followed by analyst Roberto Morales, were upgraded by our analysts during May, we initiated positions.

Janus Research Fund Difference

Janus Research Fund is directly driven by Janus' analyst team. We believe there is great power in individual analysts who are close to their stocks making direct investment decisions. Additionally, because of its broad charter, the Fund is able to accept a wide range of the best ideas of the Janus equity research team. The Fund aims to be highly diversified across individual securities, company sizes, geographies, sectors and investment styles.

Potential Benefits For Shareholders

I believe Janus Research Fund is clearly distinguished from other Janus portfolios because it seeks to capture the essence of Janus' equity research in a highly diversified fashion. In my opinion, Janus has a differentiated and exhaustive research process conducted by an experienced analyst team with capabilities across a wide range of sectors. Although past performance is not an indicator of future results the Fund, through period-end, has been able to produce strong investment returns and manage risk effectively through diversification.

Thank you for investing alongside us in Janus Research Fund. We appreciate your confidence and will always work to maintain it.

Janus Research Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd. (GDR) Industrial conglomerate with multiple lines of business - India	1.50%
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	1.38%
Alexion Pharmaceuticals, Inc. Biopharmaceutical company - U.S.	1.17%
CapitaLand, Ltd. Real estate operator and developer - Singapore	0.91%
Celgene Corp. Global pharmaceutical company - U.S.	0.75%

5 Largest Detractors from Performance – Holdings

Contribution
Neurocrine Biosciences, Inc. Therapeutics company - U.S.	(0.34%)
Juniper Networks, Inc. Internet infrastructure solutions provider - U.S.	(0.32%)
National Financial Partners Corp. Independent distributor of financial services products - U.S.	(0.29%)
Activision, Inc. Interactive entertainment software provider - U.S.	(0.28%)
Reliant Energy, Inc. Energy company - U.S.	(0.26%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Index Weighting
Energy	3.68%	8.72%	8.89%
Diversified Financials	3.28%	7.14%	8.75%
Materials	2.16%	6.19%	3.17%
Pharmaceuticals & Biotechnology	1.96%	8.82%	7.90%
Real Estate	1.58%	1.95%	2.05%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Index Weighting
Healthcare Equipment & Services	(0.43%)	6.61%	5.06%
Insurance	(0.13%)	2.79%	4.31%
Other*	0.02%	0.00%	0.00%
Technology Hardware & Equipment	0.14%	3.87%	6.68%
Utilities	0.24%	2.04%	3.73%

* Industry not classified by Global Industry Classification Standard.

Janus Core, Risk-Managed and Value Funds October 31, 2006 35

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.1%
Reliance Industries, Ltd. Oil Refining and Marketing	1.8%
Companhia Vale do Rio Doce (ADR) Diversified Minerals	1.8%
CapitaLand, Ltd. Real Estate Operating/Development	1.7%
BAE Systems PLC Aerospace and Defense	1.7%
9.1%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 8.7% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

36 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Since Inception*
Janus Research Fund	21.21%		19.39%
Russell 1000® Index	16.02%		10.49%
Russell 3000® Index	16.37%		10.71%
Lipper Quartile	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Growth Funds	8/495		6/458

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 25, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details

Effective on or about December 31, 2006, Janus Research Fund will change its name to "Janus Global Research Fund" and adopt an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,025.70	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90

*Expenses are equal to the annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Core, Risk-Managed and Value Funds October 31, 2006 37

Janus Research Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 97.9%
Advertising Sales - 0.6%
10,850	Lamar Advertising Co.*,#	$625,828
Advertising Services - 1.2%
108,793	WPP Group PLC	1,393,558
Aerospace and Defense - 2.8%
239,273	BAE Systems PLC	1,914,713
15,900	Boeing Co.	1,269,774
		3,184,487
Agricultural Chemicals - 3.2%
18,940	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,365,606
7,863	Syngenta A.G.*	1,269,786
		3,635,392
Agricultural Operations - 1.7%
13,395	Bunge, Ltd.	858,753
1,714,000	Chaoda Modern Agriculture Holdings, Ltd.	1,038,027
		1,896,780
Apparel Manufacturers - 0.4%
40,476	Burberry Group PLC	431,606
Applications Software - 0.4%
28,900	Red Hat, Inc.*,#	473,382
Audio and Video Products - 0.6%
16,900	Sony Corp.#	700,825
Automotive - Cars and Light Trucks - 1.7%
15,379	BMW A.G.#	883,079
6,165	Hyundai Motor Company, Ltd.	501,182
42,900	Nissan Motor Company, Ltd.	513,898
		1,898,159
Beverages - Wine and Spirits - 1.0%
5,389	Pernod Ricard S.A.#	1,079,162
Brewery - 1.2%
24,225	Interbrew S.A.	1,364,745
Broadcast Services and Programming - 1.3%
38,990	Grupo Televisa S.A. (ADR)	962,273
20,695	Liberty Global, Inc. - Class A*,#	543,037
		1,505,310
Building - Residential and Commercial - 0.9%
1,740	NVR, Inc.*,#	977,010
Casino Hotels - 0.9%
9,065	Harrah's Entertainment, Inc.	673,801
6,020	Station Casinos, Inc.	363,006
		1,036,807
Cellular Telecommunications - 1.0%
20,400	Hikari Tsushin, Inc.	1,074,465
Chemicals - Diversified - 1.1%
19,100	Shin-Etsu Chemical Company, Ltd.	1,252,593
Commercial Banks - 0.9%
18,772	Standard Chartered PLC	528,179
11,410	SVB Financial Group*,#	525,088
		1,053,267
Commercial Services - 0.4%
33,200	Park24 Company, Ltd.	483,147

Shares or Principal Amount		Value
Computer Services - 0.5%
25,705	Ceridian Corp.*	$605,867
Computers - 1.0%
14,600	Apple Computer, Inc.*	1,183,768
Computers - Memory Devices - 1.4%
79,970	EMC Corp.*	979,632
11,685	SanDisk Corp.*	562,049
		1,541,681
Computers - Peripheral Equipment - 0.9%
40,379	Logitech International S.A.*	1,061,367
Consumer Products - Miscellaneous - 0.7%
11,370	Kimberly-Clark Corp.	756,332
Containers - Metal and Glass - 1.9%
14,060	Ball Corp.	584,755
93,305	Owens-Illinois, Inc.*	1,548,863
		2,133,618
Data Processing and Management - 0.4%
14,385	NAVTEQ Corp.*,#	477,582
Diagnostic Kits - 0.6%
19,600	Dade Behring Holdings, Inc.	714,028
Distribution/Wholesale - 1.5%
89,500	Esprit Holdings, Ltd.	866,553
325,600	Li & Fung, Ltd.	851,972
		1,718,525
Diversified Minerals - 1.8%
78,545	Companhia Vale do Rio Doce (ADR)#	1,998,185
Diversified Operations - 4.0%
28,160	General Electric Co.	988,697
110,000	Hutchison Whampoa, Ltd.	975,930
3,847	Louis Vuitton Moet Hennessy S.A.#	400,898
303,000	Melco International Development, Ltd.	742,578
50,155	Tyco International, Ltd. (U.S. Shares)	1,476,061
		4,584,164
Drug Delivery Systems - 0.7%
21,080	Hospira, Inc.*	766,258
E-Commerce/Products - 0.5%
26,155	Submarino S.A.	534,336
E-Commerce/Services - 1.2%
20,565	eBay, Inc.*	660,754
20,840	IAC/InterActiveCorp*	645,623
		1,306,377
Electric - Generation - 0.7%
38,310	AES Corp.*	842,437
Electronic Components - Semiconductors - 3.8%
446,034	ARM Holdings PLC#	1,001,860
25,315	Microsemi Corp.*,#	496,174
1,560	Samsung Electronics Company, Ltd.	1,011,578
31,680	SiRF Technology Holdings, Inc.*,#	890,842
30,160	Texas Instruments, Inc.	910,229
		4,310,683
Electronic Forms - 0.7%
21,415	Adobe Systems, Inc.*	819,124
Energy - Alternate Sources - 1.1%
45,815	Suntech Power Holdings Company, Ltd. (ADR)*,#	1,191,190

See Notes to Schedules of Investments and Financial Statements.

38 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Entertainment Software - 0.7%
14,815	Electronic Arts, Inc.*	$783,565
Finance - Credit Card - 0.9%
10,315	American Express Co.	596,311
10,500	Credit Saison Company, Ltd.	379,761
		976,072
Finance - Investment Bankers/Brokers - 5.9%
20,375	JP Morgan Chase & Co.	966,590
15,941	Macquarie Bank, Ltd.#	920,236
15,415	Merrill Lynch & Company, Inc.	1,347,579
92,000	Mitsubishi UFJ Securities Company, Ltd.	1,124,877
48,790	optionsXpress Holdings, Inc.#	1,516,393
14,517	UBS A.G.	867,017
		6,742,692
Finance - Mortgage Loan Banker - 1.2%
23,025	Fannie Mae	1,364,462
Food - Diversified - 1.0%
114,668	Cadbury Schweppes PLC	1,153,833
Food - Retail - 1.7%
19,734	Metro A.G.	1,172,691
11,650	Whole Foods Market, Inc.	743,736
		1,916,427
Food - Wholesale/Distribution - 0.7%
22,225	Sysco Corp.	777,431
Independent Power Producer - 0.8%
19,350	NRG Energy, Inc.*,#	931,703
Insurance Brokers - 0.4%
14,640	Marsh & McLennan Companies, Inc.#	431,002
Investment Management and Advisory Services - 0.9%
25,435	National Financial Partners Corp.	1,002,139
Medical - Biomedical and Genetic - 1.1%
11,340	Amgen, Inc.*	860,819
7,786	Celgene Corp.*,#	416,084
		1,276,903
Medical - Drugs - 3.8%
22,000	Cubist Pharmaceuticals, Inc.*,#	489,940
18,740	Merck & Company, Inc.	851,171
9,132	Roche Holding A.G.	1,598,035
16,514	Sanofi-Aventis#	1,403,725
		4,342,871
Medical - Generic Drugs - 1.4%
47,825	Teva Pharmaceutical Industries, Ltd. (ADR)	1,576,790
Medical - HMO - 0.6%
14,775	Coventry Health Care, Inc.*	693,686
Medical - Nursing Homes - 0.6%
15,190	Manor Care, Inc.	728,968
Medical Instruments - 1.4%
8,095	Intuitive Surgical, Inc.*,#	802,862
21,205	St. Jude Medical, Inc.*	728,392
		1,531,254
Medical Products - 0.7%
14,735	Varian Medical Systems, Inc.*	808,362
Oil - Field Services - 1.2%
22,015	Schlumberger, Ltd. (U.S. Shares)	1,388,706

Shares or Principal Amount		Value
Oil and Gas Drilling - 1.2%
43,785	Nabors Industries, Ltd.*	$1,352,081
Oil Companies - Exploration and Production - 2.2%
15,385	Apache Corp.	1,004,948
31,852	EnCana Corp.	1,512,683
		2,517,631
Oil Companies - Integrated - 1.8%
14,895	Lukoil (ADR)	1,203,516
11,060	Suncor Energy, Inc.	849,481
		2,052,997
Oil Refining and Marketing - 1.8%
74,087	Reliance Industries, Ltd.	2,017,114
Pharmacy Services - 0.6%
14,445	Caremark Rx, Inc.	711,127
Power Converters and Power Supply Equipment - 0.5%
11,230	Hubbell, Inc.#	556,110
Real Estate Management/Services - 0.4%
18,000	Mitsubishi Estate Company, Ltd.#	430,935
Real Estate Operating/Development - 1.7%
552,000	CapitaLand, Ltd.#	1,932,425
Reinsurance - 0.9%
282	Berkshire Hathaway, Inc. - Class B*	991,230
Respiratory Products - 0.7%
21,820	Respironics, Inc.*	770,682
Retail - Apparel and Shoe - 2.3%
11,115	Abercrombie & Fitch Co. - Class A	851,965
17,933	Industria de Diseno Textil S.A.	857,385
18,105	Nordstrom, Inc.#	857,272
		2,566,622
Retail - Computer Equipment - 0.7%
15,930	GameStop Corp. - Class A*,#	813,386
Retail - Drug Store - 0.7%
23,815	CVS Corp.	747,315
Retail - Regional Department Stores - 0.7%
18,590	Federated Department Stores, Inc.	816,287
Retail - Restaurants - 0.4%
6,640	Chipotle Mexican Grill, Inc. - Class A*	397,736
Semiconductor Components/Integrated Circuits - 0.8%
55,615	Cypress Semiconductor Corp.*,#	933,776
Semiconductor Equipment - 0.8%
38,225	ASM Lithography Holding N.V. (U.S. Shares)*,#	873,059
Soap and Cleaning Preparations - 1.1%
27,993	Reckitt Benckiser PLC	1,218,016
Telecommunication Equipment - Fiber Optics - 0.8%
41,915	Corning, Inc.*	856,323
Telecommunication Services - 1.2%
27,080	Amdocs, Ltd. (U.S. Shares)*	1,049,620
16,490	Time Warner Telecom, Inc. - Class A*	328,811
		1,378,431
Television - 1.3%
123,119	British Sky Broadcasting Group PLC#	1,274,098
3,360	British Sky Broadcasting Group PLC (ADR)	140,146
		1,414,244

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 39

Janus Research Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Therapeutics - 0.7%
12,975	United Therapeutics Corp.*,#	$776,554
Tobacco - 0.7%
9,895	Altria Group, Inc.	804,760
Toys - 0.4%
17,356	Marvel Entertainment, Inc.*,#	439,975
Transportation - Services - 1.0%
14,990	United Parcel Service, Inc. - Class B	1,129,497
Transportation - Truck - 0.6%
14,495	Landstar System, Inc.	673,148
Web Hosting/Design - 0.7%
11,392	Equinix, Inc.*	779,213
Web Portals/Internet Service Providers - 0.7%
28,280	Yahoo!, Inc.*	744,895
Wireless Equipment - 0.8%
23,455	QUALCOMM, Inc.	853,527
Total Common Stock (cost $101,764,037)		110,588,007
Equity-Linked Structured Notes - 1.1%
Finance - Investment Bankers/Brokers - 1.1%
5,583	Merrill Lynch & Company, Inc. convertible, (Gilead Sciences, Inc.) 0% (144A)§	370,935
5,582	Merrill Lynch & Company, Inc. convertible, (Gilead Sciences, Inc.) 0% (144A)§	370,477
5,027	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	265,074
5,027	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§	265,928
Total Equity-Linked Structured Notes (cost $1,146,637)		1,272,414
Money Markets - 0.4%
298,000	Janus Institutional Cash Reserves Fund 5.21%	298,000
157,939	Janus Money Market Fund, 5.25%	157,939
Total Money Markets (cost $455,939)		455,939
Other Securities - 14.7%
2,008,103	Foreign Bonds†	2,008,103
14,617,167	State Street Navigator Securities Lending Prime Portfolio†	14,617,167
Total Other Securities (cost $16,625,270)		16,625,270
Total Investments (total cost $119,991,883) – 114.1%		128,941,630
Liabilities, net of Cash, Receivables and Other Assets – (14.1)%		(15,916,303)
Net Assets – 100%		$113,025,327

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$920,236	0.7%
Belgium	1,364,745	1.1%
Bermuda	5,405,420	4.2%
Brazil	2,532,521	2.0%
Canada	4,727,770	3.7%
Cayman Islands	2,229,217	1.7%
France	2,883,785	2.2%
Germany	2,055,770	1.6%
Hong Kong	1,718,508	1.3%
India	2,017,114	1.6%
Israel	1,576,790	1.2%
Japan	5,960,501	4.6%
Mexico	962,273	0.7%
Netherlands	2,261,765	1.8%
Russia	1,203,516	0.9%
Singapore	1,932,425	1.5%
South Korea	1,512,760	1.2%
Spain	857,385	0.7%
Switzerland	4,796,205	3.7%
United Kingdom	10,105,629	7.8%
United States††	71,917,295	55.8%
Total	$128,941,630	100.0%

††Includes Short-Term Securities and Other Securities (42.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

40 Janus Core, Risk-Managed and Value Funds October 31, 2006

INTECH Risk-Managed Stock Fund (unaudited)

Ticker: JRMSX

Fund Snapshot

This core fund embraces the market's natural volatility in an attempt to deliver index-beating returns with index-like risk.

Managed by INTECH

Performance Overview

For the 12 months ended October 31, 2006, INTECH Risk-Managed Stock Fund returned 14.10%. This compares to a 16.34% return posted by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index without increasing relative risk. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

However, periods of underperformance such as the one we just experienced are inevitable and should be expected from time to time. From our perspective, the key is to keep these periods of underperformance both short in duration and mild in scope. The extent to which we are successful on that score will ultimately govern the longer-term success of the Fund.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term while attempting to control risk, and we will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of out-performance over a three- to five-year period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in INTECH Risk-Managed Stock Fund.

Janus Core, Risk-Managed and Value Funds October 31, 2006 41

INTECH Risk-Managed Stock Fund (unaudited)

INTECH Risk-Managed Stock Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Archer-Daniels-Midland Co. Agricultural Operations	1.7%
Procter & Gamble Co. Cosmetics and Toiletries	1.5%
Merck & Company, Inc. Medical - Drugs	1.4%
BellSouth Corp. Telephone - Integrated	1.3%
AT&T, Inc. Telephone - Integrated	1.2%
7.1%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

42 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Since Inception*
INTECH Risk-Managed Stock Fund	14.10%		18.67%
S&P 500® Index	16.34%		16.45%
Lipper Quartile	3	rd	1	st
Lipper Ranking - based on total return for Multi-Cap Core Funds	513/903		145/591

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 28, 2003

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

See "Explanations of Charts, Tables and Financial Statements."

INTECH is a subsidiary of Janus Capital Group Inc.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the stated objective(s) will be met.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The voluntary waiver of the Fund's management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

Effective February 28, 2006, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,038.50	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Core, Risk-Managed and Value Funds October 31, 2006 43

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 95.8%
Advertising Agencies - 0.4%
18,200	Omnicom Group, Inc.	$1,846,390
Aerospace and Defense - 3.6%
53,100	Boeing Co.	4,240,566
49,400	General Dynamics Corp.	3,512,340
57,700	Lockheed Martin Corp.	5,015,861
28,500	Northrop Grumman Corp.	1,892,115
53,700	Raytheon Co.	2,682,315
14,700	Rockwell Collins, Inc.	853,776
		18,196,973
Aerospace and Defense - Equipment - 0.2%
16,500	United Technologies Corp.	1,084,380
Agricultural Chemicals - 0.4%
39,700	Monsanto Co.	1,755,534
Agricultural Operations - 1.7%
216,800	Archer-Daniels-Midland Co.	8,346,800
Airlines - 0.4%
135,800	Southwest Airlines Co.	2,041,074
Apparel Manufacturers - 0.5%
25,800	Jones Apparel Group, Inc.	861,720
23,900	V. F. Corp.	1,816,639
		2,678,359
Appliances - 0.1%
2,716	Whirlpool Corp.	236,102
Applications Software - 0.9%
63,400	Citrix Systems, Inc.*	1,872,202
71,200	Intuit, Inc.*	2,513,360
		4,385,562
Automotive - Cars and Light Trucks - 0.1%
8,100	General Motors Corp.	282,852
Automotive - Medium and Heavy Duty Trucks - 0%
1,900	PACCAR, Inc.	112,499
Automotive - Truck Parts and Equipment - Original - 0.9%
54,100	Johnson Controls, Inc.	4,411,314
Beverages - Non-Alcoholic - 1.4%
8,500	Coca-Cola Co.	397,120
4,300	Coca-Cola Enterprises, Inc.	86,129
44,600	Pepsi Bottling Group, Inc.	1,410,252
81,000	PepsiCo, Inc.	5,138,640
		7,032,141
Beverages - Wine and Spirits - 0.5%
31,900	Brown-Forman Corp. - Class B	2,302,861
4,700	Constellation Brands, Inc. - Class A*	129,203
		2,432,064
Brewery - 0.3%
14,300	Anheuser-Busch Companies, Inc.	678,106
13,900	Molson Coors Brewing Co. - Class B	989,402
		1,667,508
Cable Television - 0.3%
33,300	Comcast Corp. - Class A*	1,354,311
Casino Services - 1.1%
126,200	International Game Technology	5,364,762
Chemicals - Diversified - 0.1%
21,800	Hercules, Inc.*	396,760

Shares or Principal Amount		Value
Chemicals - Specialty - 0.7%
65,300	Ecolab, Inc.	$2,961,355
6,000	Sigma-Aldrich Corp.	450,660
		3,412,015
Coatings and Paint Products - 0.2%
13,500	Sherwin-Williams Co.	799,605
Commercial Banks - 1.6%
13,700	AmSouth Bancorporation	414,014
31,300	BB&T Corp.	1,362,176
400	Commerce Bancorp, Inc.#	13,968
36,400	Compass Bancshares, Inc.	2,047,864
11,600	M&T Bank Corp.	1,412,996
3,600	North Fork Bancorporation, Inc.	102,888
19,600	Regions Financial Corp.	743,820
23,000	Zions Bancorporation	1,849,200
		7,946,926
Commercial Services - 0.2%
51,400	Convergys Corp.*	1,090,194
Commercial Services - Finance - 0.9%
44,300	Moody's Corp.	2,937,090
36,000	Paychex, Inc.	1,421,280
		4,358,370
Computer Services - 0.1%
4,100	Computer Sciences Corp.*	216,685
10,700	Electronic Data Systems Corp.	271,031
		487,716
Computers - 1.2%
18,400	Apple Computer, Inc.*	1,491,872
113,800	Hewlett-Packard Co.	4,408,612
1,300	IBM Corp.	120,029
		6,020,513
Computers - Integrated Systems - 0.1%
9,700	NCR Corp.*	402,744
Computers - Memory Devices - 0.4%
30,200	Network Appliance, Inc.*	1,102,300
13,500	SanDisk Corp.*	649,350
		1,751,650
Computers - Peripheral Equipment - 0.1%
9,100	Lexmark International Group, Inc. - Class A*	578,669
Consumer Products - Miscellaneous - 0.4%
30,500	Clorox Co.	1,969,080
3,100	Kimberly-Clark Corp.	206,212
		2,175,292
Containers - Paper and Plastic - 0.5%
32,500	Bemis Company, Inc.	1,092,650
45,800	Pactiv Corp.*	1,412,472
		2,505,122
Cosmetics and Toiletries - 3.2%
11,500	Alberto-Culver Co.	584,315
7,400	Avon Products, Inc.	225,034
97,000	Colgate-Palmolive Co.	6,205,090
7,000	Estee Lauder Companies, Inc. - Class A	282,730
19,200	International Flavors & Fragrances, Inc.	815,616
120,587	Procter & Gamble Co.	7,644,010
		15,756,795

See Notes to Schedules of Investments and Financial Statements.

44 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Data Processing and Management - 0.6%
51,100	Automatic Data Processing, Inc.	$2,526,384
20,600	First Data Corp.	499,550
		3,025,934
Disposable Medical Products - 0.1%
6,300	C.R. Bard, Inc.	516,348
Distribution/Wholesale - 0%
1,800	Genuine Parts Co.	81,936
1,300	W.W. Grainger, Inc.	94,614
		176,550
Diversified Operations - 1.8%
30,900	Cooper Industries, Ltd. - Class A	2,764,005
5,200	Danaher Corp.	373,204
27,900	Dover Corp.	1,325,250
400	Eaton Corp.	28,972
105,300	General Electric Co.	3,697,083
700	ITT Corp.	38,073
4,100	Leggett & Platt, Inc.	95,735
1,100	Parker Hannifin Corp.	91,993
1,500	PPG Industries, Inc.	102,600
2,200	Textron, Inc.	200,046
		8,716,961
Drug Delivery Systems - 0%
3,000	Hospira, Inc.*	109,050
Electric - Generation - 0.6%
130,600	AES Corp.*	2,871,894
Electric - Integrated - 3.3%
56,500	Allegheny Energy, Inc.*	2,431,195
6,800	Dominion Resources, Inc.	550,732
13,500	Edison International	599,940
600	Entergy Corp.	51,498
26,200	Exelon Corp.	1,623,876
58,100	FirstEnergy Corp.	3,419,185
63,100	PG&E Corp.	2,722,134
1,900	PPL Corp.	65,588
29,800	Public Service Enterprise Group, Inc.	1,819,290
42,000	TXU Corp.	2,651,460
14,700	Xcel Energy, Inc.	324,429
		16,259,327
Electric Products - Miscellaneous - 0.9%
33,100	Emerson Electric Co.	2,793,640
50,900	Molex, Inc.#	1,776,410
		4,570,050
Electronic Components - Semiconductors - 0.9%
20,900	Freescale Semiconductor, Inc. - Class B*	821,997
58,900	Micron Technology, Inc.*	851,105
57,200	NVIDIA Corp.*	1,994,564
40,400	QLogic Corp.*	831,432
		4,499,098
Electronic Forms - 0%
2,900	Adobe Systems, Inc.*	110,925
Electronic Measuring Instruments - 0%
1,200	Tektronix, Inc.	36,444
Engineering - Research and Development Services - 0.1%
5,100	Fluor Corp.	399,993

Shares or Principal Amount		Value
Engines - Internal Combustion - 0.5%
17,600	Cummins, Inc.	$2,234,848
Enterprise Software/Services - 0.7%
47,500	BMC Software, Inc.*	1,439,725
104,042	Oracle Corp.*	1,921,656
		3,361,381
Fiduciary Banks - 1.9%
43,100	Bank of New York Company, Inc.	1,481,347
83,200	Mellon Financial Corp.	3,228,160
28,300	Northern Trust Corp.	1,661,776
47,900	State Street Corp.	3,076,617
		9,447,900
Finance - Commercial - 0%
2,900	CIT Group, Inc.	150,945
Finance - Consumer Loans - 0.2%
18,500	SLM Corp.	900,580
Finance - Credit Card - 0%
1,700	American Express Co.	98,277
Finance - Investment Bankers/Brokers - 4.2%
11,600	Bear Stearns Companies, Inc.	1,755,660
71,400	Citigroup, Inc.	3,581,424
47,700	E*TRADE Financial Corp.*	1,110,456
24,100	Goldman Sachs Group, Inc.	4,573,938
63,600	JP Morgan Chase & Co.	3,017,184
29,900	Lehman Brothers Holdings, Inc.	2,327,416
34,700	Merrill Lynch & Company, Inc.	3,033,474
21,700	Morgan Stanley Co.	1,658,531
		21,058,083
Finance - Mortgage Loan Banker - 0%
1,700	Fannie Mae	100,742
Finance - Other Services - 0.4%
2,800	Chicago Mercantile Exchange Holdings, Inc.	1,402,800
18,800	Western Union Co.*	414,540
		1,817,340
Financial Guarantee Insurance - 0.4%
24,800	Ambac Financial Group, Inc.	2,070,552
Food - Diversified - 2.2%
75,200	Campbell Soup Co.	2,810,976
14,900	ConAgra Foods, Inc.	389,635
38,200	General Mills, Inc.	2,170,524
62,800	H.J. Heinz Co.	2,647,648
21,900	Kellogg Co.	1,101,789
48,300	McCormick & Company, Inc.	1,806,420
		10,926,992
Food - Retail - 1.4%
161,500	Kroger Co.	3,632,135
117,500	Safeway, Inc.	3,449,800
		7,081,935
Food - Wholesale/Distribution - 0%
3,500	Sysco Corp.	122,430
Gas - Distribution - 0.5%
48,200	KeySpan Corp.	1,955,956
2,400	Peoples Energy Corp.	104,856
8,500	Sempra Energy Co.	450,840
		2,511,652

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 45

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Gold Mining - 0.1%
14,700	Newmont Mining Corp.	$665,469
Health Care Cost Containment - 0.4%
44,200	McKesson Corp.	2,213,978
Home Decoration Products - 0.4%
62,700	Newell Rubbermaid, Inc.#	1,804,506
Hotels and Motels - 0.2%
23,600	Hilton Hotels Corp.	682,512
9,200	Marriott International, Inc. - Class A	384,284
		1,066,796
Human Resources - 0.1%
3,600	Monster Worldwide, Inc.*	145,836
3,200	Robert Half International, Inc.	116,960
		262,796
Identification Systems and Devices - 0.1%
32,200	Symbol Technologies, Inc.	480,746
Industrial Automation and Robotics - 0%
3,300	Rockwell Automation, Inc.	204,600
Industrial Gases - 0%
1,700	Air Products and Chemicals, Inc.	118,439
Instruments - Controls - 0.5%
57,200	Thermo Electron Corp.*	2,452,164
Instruments - Scientific - 0.7%
63,700	Applera Corp. - Applied Biosystems Group	2,376,010
11,200	Fisher Scientific International, Inc.*,#	958,944
		3,334,954
Insurance Brokers - 0.6%
77,600	Aon Corp.	2,699,704
10,300	Marsh & McLennan Companies, Inc.	303,232
		3,002,936
Investment Management and Advisory Services - 1.2%
32,500	Ameriprise Financial, Inc.	1,673,750
1,300	Federated Investors, Inc. - Class B	44,577
24,800	Franklin Resources, Inc.	2,826,208
29,400	T. Rowe Price Group, Inc.	1,390,914
		5,935,449
Life and Health Insurance - 1.6%
19,300	AFLAC, Inc.	866,956
500	CIGNA Corp.	58,490
16,930	Lincoln National Corp.	1,071,838
46,700	Principal Financial Group, Inc.	2,638,083
17,600	Prudential Financial, Inc.	1,353,968
30,600	Torchmark Corp.	1,887,408
		7,876,743
Machinery - Construction and Mining - 0.1%
11,200	Caterpillar, Inc.	679,952
Machinery - Farm - 0.2%
9,100	Deere & Co.	774,683
Medical - Biomedical and Genetic - 0%
1,400	Amgen, Inc.*	106,274
1,300	Millipore Corp.*	83,889
		190,163

Shares or Principal Amount		Value
Medical - Drugs - 2.8%
11,400	Abbott Laboratories	$541,614
19,800	Bristol-Myers Squibb Co.	490,050
6,000	Eli Lilly and Co.	336,060
42,300	Forest Laboratories, Inc.*	2,070,162
24,200	King Pharmaceuticals, Inc.*	404,866
152,000	Merck & Company, Inc.	6,903,840
31,500	Pfizer, Inc.	839,475
2,100	Schering-Plough Corp.	46,494
50,400	Wyeth	2,571,912
		14,204,473
Medical - Generic Drugs - 0.2%
1,400	Barr Pharmaceuticals, Inc.*	73,318
31,900	Mylan Laboratories, Inc.	653,950
		727,268
Medical - HMO - 0.8%
700	Aetna, Inc.	28,854
3,900	Coventry Health Care, Inc.*	183,105
49,100	Humana, Inc.*	2,946,000
4,100	UnitedHealth Group, Inc.	199,998
8,700	WellPoint, Inc.*	663,984
		4,021,941
Medical - Hospitals - 0%
2,800	HCA, Inc.	141,456
Medical - Nursing Homes - 0.3%
31,300	Manor Care, Inc.	1,502,087
Medical - Wholesale Drug Distributors - 1.5%
77,100	AmerisourceBergen Corp.	3,639,120
57,900	Cardinal Health, Inc.	3,789,555
		7,428,675
Medical Information Systems - 0.1%
10,700	IMS Health, Inc.#	297,995
Medical Instruments - 0.2%
16,800	Medtronic, Inc.	817,824
Medical Labs and Testing Services - 1.1%
48,900	Laboratory Corporation of America Holdings*,#	3,349,161
47,900	Quest Diagnostics, Inc.	2,382,546
		5,731,707
Medical Products - 1.0%
24,900	Baxter International, Inc.	1,144,653
17,600	Becton, Dickinson and Co.	1,232,528
38,900	Johnson & Johnson	2,621,860
		4,999,041
Metal - Copper - 0.8%
37,900	Phelps Dodge Corp.	3,804,402
Motorcycle and Motor Scooter Manufacturing - 0.2%
10,800	Harley-Davidson, Inc.	741,204
Multi-Line Insurance - 2.0%
6,900	ACE, Ltd. (U.S. Shares)	395,025
4,500	American International Group, Inc.	302,265
17,000	Cincinnati Financial Corp.	776,050
42,200	Genworth Financial, Inc. - Class A	1,411,168
157,500	Loews Corp.	6,129,900
15,300	MetLife, Inc.	874,089
		9,888,497

See Notes to Schedules of Investments and Financial Statements.

46 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Multimedia - 1.6%
29,900	McGraw-Hill Companies, Inc.	$1,918,683
1,800	Meredith Corp.	94,500
161,100	News Corporation, Inc. - Class A	3,358,935
85,000	Walt Disney Co.	2,674,100
		8,046,218
Networking Products - 0.2%
45,200	Cisco Systems, Inc.*	1,090,676
Non-Hazardous Waste Disposal - 0.8%
67,600	Allied Waste Industries, Inc.*	821,340
87,100	Waste Management, Inc.	3,264,508
		4,085,848
Oil - Field Services - 1.3%
30,000	Baker Hughes, Inc.	2,071,500
58,100	Schlumberger, Ltd. (U.S. Shares)#	3,664,948
7,500	Smith International, Inc.	296,100
16,500	Weatherford International, Ltd*	677,820
		6,710,368
Oil and Gas Drilling - 0.1%
4,000	Transocean, Inc. (U.S. Shares)*	290,160
Oil Companies - Integrated - 1.6%
2,933	Chevron Corp.	197,098
7,310	ConocoPhillips	440,354
75,800	Exxon Mobil Corp.	5,413,636
22,011	Marathon Oil Corp.	1,901,750
1,400	Occidental Petroleum Corp.	65,716
		8,018,554
Oil Refining and Marketing - 0.1%
6,800	Valero Energy Corp.	355,844
Optical Supplies - 1.1%
46,000	Allergan, Inc.	5,313,000
Pharmacy Services - 1.7%
31,700	Caremark Rx, Inc.	1,560,591
48,600	Express Scripts, Inc. - Class A*	3,096,792
68,517	Medco Health Solutions, Inc.*	3,665,660
		8,323,043
Pipelines - 0.3%
14,500	Kinder Morgan, Inc.	1,523,950
Printing - Commercial - 0%
2,100	R.R. Donnelley & Sons Co.	71,106
Property and Casualty Insurance - 1.2%
36,800	Chubb Corp.	1,955,920
123,200	Progressive Corp.	2,977,744
1,200	SAFECO Corp.	69,828
20,000	St. Paul Travelers Companies, Inc.	1,022,600
		6,026,092
REIT - Apartments - 1.5%
29,800	Apartment Investment & Management Co. - Class A	1,708,136
44,900	Archstone-Smith Trust, Inc.	2,703,429
58,500	Equity Residential Properties Trust	3,194,685
		7,606,250
REIT - Diversified - 0.3%
13,900	Vornado Realty Trust	1,657,575

Shares or Principal Amount		Value
REIT - Office Property - 0.9%
29,000	Boston Properties, Inc.	$3,098,070
34,400	Equity Office Properties Trust	1,462,000
		4,560,070
REIT - Regional Malls - 0%
1,000	Simon Property Group, Inc.	97,100
REIT - Shopping Centers - 0.3%
38,100	Kimco Realty Corp.	1,692,783
REIT - Storage - 0.2%
9,400	Public Storage, Inc.	843,274
REIT - Warehouse and Industrial - 0.3%
21,200	ProLogis	1,341,324
Retail - Apparel and Shoe - 0.3%
48,200	Limited, Inc.	1,420,454
Retail - Auto Parts - 0%
1,300	AutoZone, Inc.*	145,600
Retail - Consumer Electronics - 0.3%
49,400	Circuit City Stores, Inc.	1,332,812
Retail - Discount - 1.2%
38,000	Big Lots, Inc.*	801,040
52,200	Costco Wholesale Corp.	2,786,436
27,900	Family Dollar Stores, Inc.	821,655
58,100	TJX Companies, Inc.	1,681,995
		6,091,126
Retail - Drug Store - 0.2%
20,700	CVS Corp.	649,566
10,600	Walgreen Co.	463,008
		1,112,574
Retail - Major Department Stores - 0.7%
38,500	J.C. Penney Company, Inc.	2,896,355
3,600	Sears Holdings Corp.*	628,092
		3,524,447
Retail - Office Supplies - 1.3%
115,400	Office Depot, Inc.*	4,845,646
29,200	OfficeMax, Inc.	1,389,336
		6,234,982
Retail - Regional Department Stores - 0.6%
25,800	Dillard's, Inc. - Class A	778,386
12,680	Federated Department Stores, Inc.	556,779
25,400	Kohl's Corp.*	1,793,240
		3,128,405
Retail - Restaurants - 1.5%
18,800	Darden Restaurants, Inc.#	787,720
37,700	McDonald's Corp.	1,580,384
99,300	Starbucks Corp.*	3,748,575
39,200	Wendy's International, Inc.	1,356,320
1,800	Yum! Brands, Inc.	107,028
		7,580,027
Savings/Loan/Thrifts - 0%
1,900	Washington Mutual, Inc.	80,370
Steel - Producers - 1.0%
77,200	Nucor Corp.*	4,509,252
5,600	United States Steel Corp.	378,560
		4,887,812

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 47

INTECH Risk-Managed Stock Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Steel - Specialty - 0.5%
31,400	Allegheny Technologies, Inc.	$2,472,122
Super-Regional Banks - 3.2%
112,326	Bank of America Corp.	6,051,002
22,500	KeyCorp	835,650
14,400	National City Corp.	536,400
51,000	PNC Bank Corp.	3,571,530
7,400	SunTrust Banks, Inc.	584,526
33,100	U.S. Bancorp	1,120,104
19,490	Wachovia Corp.	1,081,695
62,700	Wells Fargo & Co.	2,275,383
		16,056,290
Telecommunication Equipment - 0%
900	Tellabs, Inc.*	9,486
Telecommunication Equipment - Fiber Optics - 0%
9,500	Ciena Corp.*	223,345
700	Corning, Inc.*	14,301
		237,646
Telephone - Integrated - 3.0%
181,173	AT&T, Inc.	6,205,175
144,700	BellSouth Corp.	6,525,970
42,500	CenturyTel, Inc.	1,710,200
14,900	Citizens Communications Co.	218,434
5,700	Verizon Communications, Inc.	210,900
19,008	Windstream Corp.	260,790
		15,131,469
Television - 0.6%
8,200	CBS Corp. - Class B	237,308
82,300	Univision Communications, Inc. - Class A*,#	2,885,438
		3,122,746
Therapeutics - 0.7%
53,100	Gilead Sciences, Inc.*	3,658,590
Tobacco - 2.3%
48,000	Altria Group, Inc.	3,903,840
69,300	Reynolds American, Inc.#	4,376,988
58,200	UST, Inc.#	3,117,192
		11,398,020
Tools - Hand Held - 0.1%
11,100	Snap-On, Inc.	522,033
Toys - 0.2%
49,500	Mattel, Inc.	1,120,185
Transportation - Railroad - 2.4%
46,500	Burlington Northern Santa Fe Corp.	3,605,145
74,600	CSX Corp.	2,660,982
24,500	Norfolk Southern Corp.	1,287,965
49,500	Union Pacific Corp.	4,486,185
		12,040,277
Transportation - Services - 1.2%
25,600	FedEx Corp.	2,932,224
24,000	Ryder System, Inc.#	1,263,600
23,600	United Parcel Service, Inc. - Class B	1,778,260
		5,974,084
Travel Services - 0%
2,200	Sabre Group Holdings, Inc.	55,924

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 0.6%
6,700	Google, Inc. - Class A*	$3,191,813
Total Common Stock (cost $421,118,556)		477,640,700
Money Markets - 4.3%
10,059,839	Janus Institutional Cash Reserves Fund, 5.21%	10,059,839
11,417,519	Janus Money Market Fund, 5.25%	11,417,519
Total Money Markets (cost $21,477,358)		21,477,358
Other Securities - 1.4%
7,133,031	State Street Navigator Securities Lending Prime Portfolio † (cost $7,133,031)	7,133,031
Short-Term U.S. Treasury Bill - 0.3%
$1,500,000	U.S. Treasury Bill, 0%, due 12/21/06** (cost $1,489,969)	1,489,969
Total Investments (total cost $451,218,914) – 101.8%		507,741,058
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(9,158,609)
Net Assets – 100%		$498,582,449

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$3,441,825	0.7%
Cayman Islands	685,185	0.1%
Netherlands	3,664,948	0.7%
United States††	499,949,100	98.5%
Total	$507,741,058	100.0%

††Includes Short-Term Securities and Other Securities (92.5% excluding Short-Term Securities and Other Securities)

Schedule of Futures Contracts
As of October 31, 2006

Financial Futures - Long
250	Contracts	S&P 500 (E-mini) expires December 2006, principal amount $16,446,830, value $17,290,000 cumulative appreciation	$843,170

See Notes to Schedules of Investments and Financial Statements.

48 Janus Core, Risk-Managed and Value Funds October 31, 2006

Janus Mid Cap Value Fund (unaudited)

Ticker: JMCVX

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Performance Overview

During the 12 months ended October 31, 2006, Janus Mid Cap Value Fund's Investor Shares appreciated 16.88% and the Fund's Institutional Shares gained 17.08%. In the same period, the Fund's benchmark, the Russell Midcap® Value Index, returned 20.51%. The S&P Midcap 400 Index was up 13.43% and the S&P 500® Index advanced 16.34%. Small- and mid-cap value stocks extended their over six-year streak of outperforming large-cap stocks and growth stocks. Thus the Fund outperformed the S&P Midcap 400 Index and the larger cap S&P 500® Index, both of which have a combination of growth and value components.

The Fund underperformed its benchmark primarily because of its cash position – the stocks in the Fund rose within 1% of the Russell Midcap® Value Index. Some of our best returns came from the industrials sector, an area in which we have been overweighted for some time. Among the top stocks in this sector were the rails, Norfolk Southern, Kansas City Southern and Union Pacific, the latter of which we eliminated when it hit our price target. Deere, Waste Management and Manpower were also strong contributors that were trimmed (and eliminated in the case of Manpower) when they approached their price target objectives. Technology stocks had the second best appreciation led by Avocent and Qlogic. Each of these stocks was purchased after short-term disappointments led to substantial price declines, creating attractive potential risk/reward relationships in a long-term context.

Merger and Acquisition Activity

As has been the case in most years, merger and acquisition activity had a positive impact on the Fund. Among the stocks that had buyouts or mergers announced were Fairmont Hotel, Fisher Scientific, Western Gas, Stone Energy, Univision and Mercantile Bancshare. We also took gains prior to merger and acquisition activity on potential deals such as Footlocker, Jones Apparel, Clear Channel and Saks. We view consistent buyout activity in the Fund as affirmation of the soundness of our fundamental company analysis.

Sector and Related Holdings Performance

Only one sector, the automobile and components area, had negative returns during the period. We also underperformed the Index in the materials sector, as we had no exposure to the extremely strong steel stocks. In earlier years, we took substantial gains in International Steel, Nucor and Steel Dynamics, but underestimated the continuing strength of demand and pricing. Chemtura, a specialty chemical concern, was a short-term disappointment as earnings shortfalls continued longer than expected. We retained our position as the company's balance sheet and cash flow are healthy and we expect a good earnings rebound in 2007.

Overall our stock selection in the various sectors was positive, but our group weightings penalized us. In terms of sector weightings, our overweighting in energy hindered performance. We have always recognized that energy prices will be volatile in the short run, and we continue to believe that the secular trend in prices is up. Moreover we think that energy producers' stock prices reflect commodity prices well below current levels and that acquisitions will continue to be consummated at higher stock prices.

Financials have always been our heaviest exposure, but we continue to be underweighted relative to the benchmark. For the past few years, this lower relative exposure is entirely due to our lesser investment in Real Estate Investment Trusts (REITs). Not coincidentally, this is a result of REITs having been the market's best performers in the past five years and consequently reaching historically high valuations. In 2000, REITs had dividend yields above 7%, had underperformed for the previous three years, and were selling at low levels compared to their underlying real estate values. Reflecting these compelling values, we had about 8% of the Fund invested in the industry compared to the benchmark's 3% weighting. Now industry dividend yields are below 5% and REIT stocks sell at much higher valuations relative to their underlying assets. Because of their relative high valuation, our discipline has led us to be much more selective and the Fund's position has remained stable at about 7%. In the meantime, the benchmark's REIT weighting has skyrocketed to over 12%.

Although we were underweight in REITs, our overall return in the financial sector was as strong as the Index. This was due in part to the above average performance of two of the Fund's largest holdings – AllianceBernstein and Berkshire Hathaway – and the buyout of Mercantile Bancshares at a price over 25% above our cost.

In our April 30, 2006 report we commented on the well above average valuation of small- and mid-cap stocks relative to large-cap stocks. Similarly after six years of underperformance, we believe growth stocks are reasonably priced relative to value stocks. Thus, for the past several quarters we have found increasing opportunities in the larger end of our capitalization spectrum and in some out of favor growth companies. This increased investment in reasonably valued growth is reflected in the fact that for the first time in several years we are over 20% overweight in technology as compared to the Index, a sector that was our best performer in 1999, 2001 and again in 2003. Some of our larger-cap stocks have been among of our best performers in recent years. This year is no exception as AllianceBernstein, Berkshire Hathaway, Marathon Oil, Norfolk Southern, Waste Management, Deere and CVS have provided above average returns. Our success with these large-cap stocks indicates that our investment process is applicable throughout the capitalization spectrum.

Janus Core, Risk-Managed and Value Funds October 31, 2006 49

Janus Mid Cap Value Fund (unaudited)

Market Outlook

Our market outlook continues to be relatively neutral. Valuations, especially for large-cap companies, have fallen to more normal levels as earnings continue to be strong in our opinion. However, that earnings momentum is subsiding and it is unclear where interest rates and the economy are headed. The yield curve is inverted, housing is in a steep decline and the effect on the consumer is uncertain. Liquidity is high, but investors' complacency is susceptible to negative surprises. Thus, we believe the market's risk/reward relationship is about in balance.

In the past two years, as small- and mid-cap value stocks have become expensive relative to the rest of the market, our absolute performance has been above long-term expectations of 8% to 10%. However, this period has been challenging to our relative performance, as our discipline keeps us from staying in investments such as REITs whose momentum has taken them to overvalued levels. Rather than retaining stocks that have reached our reasonable price targets, we have maintained our sell discipline and have sacrificed some relative returns in our attempts to reduce risk and enhance consistent long-term results. Over the past several years, we generally have not found sufficient risk/reward opportunities in which to reinvest, so we have retained higher than normal cash levels, which has been the primary factor in our recent relative underperformance.

There have been a few times in that period that we have availed ourselves of opportunities to reduce cash as more attractive risk/reward opportunities have surfaced. In that same vein, in recent months our cash level has declined as we have found more stocks that, despite having favorable long-term prospects, have not fully participated in the last two years' market strength. This is consistent with our disciplined approach and although it is not a guarantee of future performance, it has allowed us to achieve steady, above average, long-term relative returns on both an absolute and relative basis.

Thank you for joining us in our investment in Janus Mid Cap Value Fund.

Janus Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P. Investment management firm - U.S.	1.49%
ProLogis Distribution facilities and services provider - U.S.	0.50%
Berkshire Hathaway, Inc. - Class B Holding company - U.S.	0.46%
Norfolk Southern Corp. Rail transportation company - U.S.	0.42%
Laboratory Corporation of America Holdings Clinical laboratory organization - U.S.	0.42%

5 Largest Detractors from Performance – Holdings

Contribution
Omnicare, Inc. Pharmacy services provider - U.S.	(0.27)%
Chemtura Corp. Specialty global manufacturer and marketer of specialty chemicals - U.S.	(0.25)%
Cooper Tire & Rubber Co. Tire replacement manufacturer - U.S.	(0.17)%
Westwood One, Inc. Radio & television information services & programming provider - U.S.	(0.17)%
Invitrogen Corp. Molecular biology products provider - U.S.	(0.16)%

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Diversified Financials	2.35%	7.10%	4.44%
Technology Hardware & Equipment	1.75%	6.25%	3.75%
Transportation	1.68%	5.92%	2.10%
Energy	1.51%	11.54%	4.73%
Banks	1.50%	7.22%	10.23%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Value Index Weighting
Automobiles & Components	(0.08)%	1.60%	1.26%
Semiconductors & Semiconductor Equipment	0.13%	0.49%	1.51%
Telecommunications Services	0.27%	1.90%	1.71%
Consumer Durables & Apparel	0.28%	1.40%	4.42%
Household & Personal Products	0.34%	1.40%	0.67%

50 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.8%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.6%
Old Republic International Corp. Multi-Line Insurance	1.5%
Mercantile Bankshares Corp. Commercial Banks	1.4%
DPL, Inc. Electric - Integrated	1.3%
8.6%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 0.7% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

Janus Core, Risk-Managed and Value Funds October 31, 2006 51

Janus Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Since Inception*
Janus Mid Cap Value Fund Investor Shares Institutional Shares(1)	16.88% 17.08%		14.95% 15.16%		17.49% 17.62%
Russell Midcap® Value Index	20.51%		17.43%		12.24%
Lipper Quartile	3	rd	2	nd	1	st
Lipper Ranking - based on total return for Mid-Cap Value Funds	147/283		58/152		4/68

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – August 12, 1998

(1) Closed to new investors.

See "Explanations of Charts, Tables and Financial Statements."

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Services LLC has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Investor Shares Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,051.10	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74
Institutional Shares Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,052.20	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1021.27	$3.97

*Expenses are equal to the annualized expense ratio of 0.93% for Investor Shares and 0.78% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

52 Janus Core, Risk-Managed and Value Funds October 31, 2006

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 92.5%
Agricultural Chemicals - 1.3%
1,550,000	Agrium, Inc. (U.S. Shares)	$43,431,000
1,950,000	Mosaic Co.*,#	36,504,000
		79,935,000
Apparel Manufacturers - 0.3%
450,000	Liz Claiborne, Inc.#	18,976,500
Automotive - Truck Parts and Equipment - Original - 0.5%
400,000	Magna International, Inc. - Class A (U.S. Shares)#	29,920,000
Beverages - Non-Alcoholic - 0.9%
1,200,000	Coca-Cola Co.	56,064,000
Brewery - 0.5%
450,000	Molson Coors Brewing Co. - Class B#	32,031,000
Broadcast Services and Programming - 1.1%
1,550,000	Clear Channel Communications, Inc.	54,017,500
175,000	Liberty Media Holding Corp. - Class A*	15,585,500
		69,603,000
Building - Residential and Commercial - 0.4%
1,200,000	D.R. Horton, Inc.	28,116,000
Chemicals - Diversified - 1.4%
950,000	E.I. du Pont de Nemours and Co.	43,510,000
2,650,000	Huntsman Corp.*	45,765,500
		89,275,500
Chemicals - Specialty - 1.6%
5,800,000	Chemtura Corp.#	49,764,000
1,050,000	Lubrizol Corp.	47,250,000
		97,014,000
Coal - 0.9%
1,600,000	Arch Coal, Inc.#	55,408,000
Commercial Banks - 4.2%
747,700	Bank of Hawaii Corp.	39,007,509
2,000,000	Mercantile Bankshares Corp.	90,160,000
2,600,000	Synovus Financial Corp.	76,388,000
2,100,000	Valley National Bancorp#	54,726,000
		260,281,509
Computers - Integrated Systems - 1.0%
1,500,000	Diebold, Inc.#	65,520,000
Consumer Products - Miscellaneous - 0.3%
300,000	Kimberly-Clark Corp.	19,956,000
Containers - Metal and Glass - 1.0%
1,449,990	Ball Corp.	60,305,084
Cosmetics and Toiletries - 1.3%
300,000	Alberto-Culver Co.	15,243,000
500,000	Avon Products, Inc.	15,205,000
1,250,000	International Flavors & Fragrances, Inc.#	53,100,000
		83,548,000
Data Processing and Management - 1.5%
2,150,000	First Data Corp.	52,137,500
900,000	Fiserv, Inc.*	44,460,000
		96,597,500
Diagnostic Equipment - 0.4%
1,050,000	Cytyc Corp.*	27,741,000
Disposable Medical Products - 0.2%
150,000	C.R. Bard, Inc.#	12,294,000

Shares or Principal Amount		Value
Distribution/Wholesale - 2.1%
800,000	Genuine Parts Co.	$36,416,000
1,150,000	Tech Data Corp.*	45,252,500
700,000	W.W. Grainger, Inc.#	50,946,000
		132,614,500
Diversified Operations - 1.1%
900,000	Illinois Tool Works, Inc.	43,137,000
900,000	Tyco International, Ltd. (U.S. Shares)	26,487,000
		69,624,000
E-Commerce/Services - 0.3%
875,000	Liberty Media Holding Corp.*	19,311,250
Electric - Integrated - 2.1%
2,800,000	DPL, Inc.#	80,416,000
1,400,000	PPL Corp.	48,328,000
		128,744,000
Electronic Components - Miscellaneous - 0.3%
1,600,000	Vishay Intertechnology, Inc.*	21,584,000
Electronic Components - Semiconductors - 1.0%
1,500,000	QLogic Corp.*	30,870,000
1,350,000	Xilinx, Inc.	34,438,500
		65,308,500
Engineering - Research and Development Services - 0.7%
1,042,600	URS Corp.*	42,131,466
Engines - Internal Combustion - 0.6%
1,450,000	Briggs & Stratton Corp.#	36,960,500
Enterprise Software/Services - 0.4%
623,900	Hyperion Solutions Corp.*	23,333,860
E-Services/Consulting - 0.5%
1,100,000	Websense, Inc.*	30,107,000
Fiduciary Banks - 1.3%
1,150,000	Bank of New York Company, Inc.	39,525,500
1,050,000	Mellon Financial Corp.	40,740,000
		80,265,500
Finance - Commercial - 0.3%
350,000	CIT Group, Inc.	18,217,500
Finance - Other Services - 0.3%
850,000	Western Union Co.*	18,742,500
Food - Confectionary - 1.6%
900,000	Hershey Foods Corp.	47,619,000
1,100,000	J.M. Smucker Co.	53,900,000
		101,519,000
Food - Diversified - 0.3%
450,000	H.J. Heinz Co.	18,972,000
Food - Wholesale/Distribution - 0.3%
650,000	Supervalu, Inc.	21,710,000
Forestry - 0.5%
900,000	Plum Creek Timber Company, Inc.	32,346,000
Gas - Distribution - 0.4%
900,000	Southern Union Co.#	24,912,000
Hotels and Motels - 1.2%
1,550,000	Hilton Hotels Corp.	44,826,000
500,000	Starwood Hotels & Resorts Worldwide, Inc.	29,870,000
		74,696,000
Industrial Gases - 0.3%
300,000	Air Products and Chemicals, Inc.	20,901,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 53

Janus Mid Cap Value Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Instruments - Scientific - 1.5%
650,000	Fisher Scientific International, Inc.*	$55,653,000
1,894,000	PerkinElmer, Inc.	40,455,840
		96,108,840
Internet Infrastructure Equipment - 0.9%
1,500,000	Avocent Corp.*	55,065,000
Internet Security - 0.7%
2,100,000	Check Point Software Technologies, Ltd. (U.S. Shares)*	43,512,000
Investment Management and Advisory Services - 4.4%
2,250,000	AllianceBernstein Holding L.P.#	174,825,000
650,000	Legg Mason, Inc.	58,513,000
1,750,000	Waddell & Reed Financial, Inc. - Class A#	44,625,000
		277,963,000
Machinery - Farm - 0.8%
600,000	Deere & Co.	51,078,000
Medical - Biomedical and Genetic - 1.5%
869,000	Charles River Laboratories International, Inc.*,#	37,297,480
1,000,000	Invitrogen Corp.*,#	58,010,000
		95,307,480
Medical - Drugs - 1.3%
600,000	Endo Pharmaceuticals Holdings, Inc.*	17,124,000
750,000	Kos Pharmaceuticals, Inc.*,#	37,312,500
500,000	Wyeth	25,515,000
		79,951,500
Medical - Generic Drugs - 0.6%
2,167,567	Perrigo Co.	38,777,774
Medical - HMO - 0.3%
400,000	Health Net, Inc.*	16,604,000
Medical - Hospitals - 0.9%
2,800,000	Health Management Associates, Inc. - Class A#	55,160,000
Medical Instruments - 1.1%
750,000	Beckman Coulter, Inc.	43,177,500
700,000	St. Jude Medical, Inc.*	24,045,000
		67,222,500
Medical Labs and Testing Services - 0.4%
400,000	Laboratory Corporation of America Holdings*,#	27,396,000
Medical Products - 1.4%
1,250,000	Biomet, Inc.	47,300,000
650,000	Cooper Companies, Inc.#	37,459,500
		84,759,500
Metal - Aluminum - 0.4%
800,000	Alcoa, Inc.	23,128,000
Multi-Line Insurance - 1.5%
4,150,000	Old Republic International Corp.	93,499,500
Multimedia - 0.6%
550,000	McGraw-Hill Companies, Inc.	35,293,500
Networking Products - 0.8%
1,900,000	Foundry Networks, Inc.*	24,054,000
1,400,000	Juniper Networks, Inc.*	24,108,000
		48,162,000

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 1.5%
850,000	Republic Services, Inc.	$34,858,500
1,600,000	Waste Management, Inc.	59,968,000
		94,826,500
Office Automation and Equipment - 1.7%
1,500,000	Pitney Bowes, Inc.#	70,065,000
2,000,000	Xerox Corp.*	34,000,000
		104,065,000
Oil - Field Services - 0.2%
391,100	BJ Services Co.	11,795,576
Oil and Gas Drilling - 0.9%
950,000	Nabors Industries, Ltd.*,#	29,336,000
595,000	Patterson-UTI Energy, Inc.	13,804,000
500,000	Precision Drilling Trust (U.S. Shares)#	14,330,000
		57,470,000
Oil Companies - Exploration and Production - 6.6%
1,200,000	Anadarko Petroleum Corp.#	55,704,000
1,100,000	Bill Barrett Corp.*,#	31,383,000
1,500,000	Encore Acquisition Co.*,#	37,560,000
2,050,000	Forest Oil Corp.*	66,912,000
750,000	Murphy Oil Corp.#	35,370,000
1,700,000	Newfield Exploration Co.*,#	69,343,000
1,000,000	Noble Energy, Inc.	48,630,000
1,000,000	Southwestern Energy Co.*	35,580,000
900,000	St. Mary Land & Exploration Co.#	33,561,000
		414,043,000
Oil Companies - Integrated - 1.0%
500,000	Hess Corp.	21,200,000
450,000	Marathon Oil Corp.	38,880,000
		60,080,000
Oil Field Machinery and Equipment - 0.2%
400,000	Grant Prideco, Inc.*	15,108,000
Paper and Related Products - 2.3%
1,000,000	Potlatch Corp.#	40,600,000
1,150,000	Rayonier, Inc.	47,138,500
1,400,000	Smurfit-Stone Container Corp.*	14,924,000
1,050,000	Temple-Inland, Inc.	41,412,000
		144,074,500
Pharmacy Services - 0.8%
1,300,000	Omnicare, Inc.#	49,244,000
Pipelines - 0.2%
250,000	Kinder Morgan Energy Partners L.P.#	11,150,000
Property and Casualty Insurance - 1.3%
1,000,000	Mercury General Corp.	51,770,000
1,200,000	Progressive Corp.	29,004,000
		80,774,000
Reinsurance - 2.6%
29,000	Berkshire Hathaway, Inc. - Class B*	101,935,000
450,000	Everest Re Group, Ltd.	44,631,000
600,000	IPC Holdings, Ltd.#	18,024,000
		164,590,000
REIT - Apartments - 0.7%
700,000	Archstone-Smith Trust, Inc.	42,147,000
REIT - Diversified - 0.4%
1,200,000	Crescent Real Estate Equities, Inc.#	26,160,000
REIT - Health Care - 0.2%
450,000	Health Care Property Investors, Inc.	14,130,000

See Notes to Schedules of Investments and Financial Statements.

54 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
REIT - Office Property - 1.0%
300,000	Alexandria Real Estate Equities, Inc.#	$29,910,000
800,000	BioMed Realty Trust, Inc.#	25,784,000
261,641	Douglas Emmett, Inc.*	6,240,138
		61,934,138
REIT - Regional Malls - 0.6%
500,000	Macerich Co.	40,175,000
REIT - Shopping Centers - 0.6%
750,000	Weingarten Realty Investors	34,875,000
REIT - Warehouse and Industrial - 1.3%
1,250,000	ProLogis	79,087,500
Retail - Apparel and Shoe - 2.3%
1,400,000	Chico's FAS, Inc.*	33,502,000
2,200,000	Foot Locker, Inc.	51,018,000
900,000	Ross Stores, Inc.	26,487,000
1,800,000	Urban Outfitters, Inc.*,#	31,500,000
		142,507,000
Retail - Auto Parts - 0.9%
756,100	Advance Auto Parts, Inc.	26,478,622
250,000	AutoZone, Inc.*	28,000,000
		54,478,622
Retail - Building Products - 0.4%
700,000	Home Depot, Inc.	26,131,000
Retail - Drug Store - 0.7%
1,300,000	CVS Corp.	40,794,000
Retail - Restaurants - 0.2%
499,999	Applebee's International, Inc.#	11,409,977
Rubber - Tires - 0.3%
1,923,400	Cooper Tire & Rubber Co.#,£	20,638,082
Savings/Loan/Thrifts - 0.7%
1,450,000	Astoria Financial Corp.	42,064,500
Semiconductor Components/Integrated Circuits - 0.3%
600,000	Linear Technology Corp.	18,672,000
Semiconductor Equipment - 0.4%
1,700,000	Teradyne, Inc.*	23,834,000
Super-Regional Banks - 2.7%
600,000	PNC Bank Corp.	42,018,000
1,000,000	SunTrust Banks, Inc.	78,990,000
1,500,000	U.S. Bancorp	50,760,000
		171,768,000
Telecommunication Equipment - 0.3%
1,400,000	Avaya, Inc.*	17,934,000
Telephone - Integrated - 1.5%
650,000	ALLTEL Corp.	34,651,500
650,000	CenturyTel, Inc.#	26,156,000
1,700,000	Sprint Nextel Corp.	31,773,000
		92,580,500
Transportation - Railroad - 2.5%
800,000	CSX Corp.	28,536,000
2,300,000	Kansas City Southern*,#	65,297,000
1,150,000	Norfolk Southern Corp.	60,455,500
		154,288,500
Transportation - Services - 0.8%
1,700,000	Laidlaw International, Inc.	49,317,000

Shares or Principal Amount		Value
Transportation - Truck - 0.9%
2,600,000	J.B. Hunt Transport Services, Inc.#	$56,264,000
Total Common Stock (cost $4,980,112,612)		5,781,985,658
Money Markets - 7.8%
207,512,591	Janus Institutional Cash Reserves Fund, 5.21%	207,512,591
277,179,679	Janus Money Market Fund, 5.25%	277,179,679
Total Money Markets (cost $484,692,270)		484,692,270
Other Securities - 8.4%
528,402,019	State Street Navigator Securities Lending Prime Portfolio† (cost $528,402,019)	528,402,019
Total Investments (total cost $5,993,206,901) – 108.7%		6,795,079,947
Liabilities, net of Cash, Receivables and Other Assets – (8.7)%		(545,586,063)
Net Assets – 100%		$6,249,493,884

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$118,478,000	1.8%
Canada	87,681,000	1.3%
Israel	43,512,000	0.6%
United States††	6,545,408,947	96.3%
Total	$6,795,079,947	100.0%

††Includes Short-Term Securities and Other Securities (81.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 55

Janus Small Cap Value Fund (unaudited) (closed to new investors)

Ticker: JSCVX

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Managed by
Perkins, Wolf, McDonnell
and Company, LLC

Performance Overview

During the 12 months ended October 31, 2006, Janus Small Cap Value Fund's Investor Shares and Institutional Shares gained 13.71% and 13.93%, respectively, versus a gain of 22.90% for the Fund's benchmark, the Russell 2000® Value Index.

In our commentary for the first quarter of this year we cited a Merrill Lynch report that showed what led that quarter's rally in small-cap stocks. Low quality stocks led higher quality stocks by about 50% in that quarter, and as the Fund performed more in line with the higher quality subset of small-cap stocks, most of the disparity between the Fund's performance and its benchmark over the last 12 months occurred in that quarter.

It has become increasingly difficult for managers to beat the Russell 2000® Value Index, as its 1-year return places it in Lipper's top decile. Because of this, it can be tempting for managers to take on additional risk in order to catch up. While we don't mind taking on incremental risk, we will only do so if we have the potential of being adequately rewarded. In the current environment, in which small-cap stocks trade at historically high premiums relative to large-cap stocks and volatility remains low, risk/reward profiles are not favorable. That being said, our cash position is currently around 11%, down year over year, as a brief market correction in the 2nd quarter of 2006 afforded us some opportunities. Compared to this time last year, the biggest changes in sector weights have been an increase of the Fund's weighting in technology and a reduction of our investment exposure in the energy sector. From a performance perspective, our technology holdings performed best and our energy holdings, while still generating positive returns, were nonetheless one of our weaker groups.

Technology and Software Exposure

Within the technology sector, the Fund benefited from the timely purchases of Hyperion Solutions and Foundry Networks in the midst of the second quarter downturn. We have owned Foundry in the past, and were quick to identify a mis-pricing of the shares. With Hyperion, delays in spending decisions by information technology managers on a product upgrade had the stock down more than its peers. However, managers loosened their purse strings, and it appears Hyperion has maintained its market share. Both of these holdings outperformed on a relative basis since we initiated our positions.

The Fund also has been rewarded for patience with regard to long-term holdings Avocent and Covansys. We added to our positions in both companies during periods of weakness over the last 12 months. With shares of Avocent recovering over 65% and Covansys more than doubling off of their respective 52-week lows, these also contributed nicely to relative returns.

Not all was rosy within technology however, as two of the Fund's biggest detractors belong in the group. Both Pixelworks and Wireless Facilities posted significant declines. Wireless Facilities' business fundamentals deteriorated and improvements don't seem likely in the intermediate term, so we eliminated the position. Pixelworks has lost market share and made what we feel was an ill-advised acquisition, spending all of the cash that we felt lent the stock downside support. We sold a significant portion of this position as well.

Energy Exposure

As for energy, while we have been able to comment positively about our overweight position for several years, the sector lagged overall benchmark returns over the last year. We mentioned in last year's update that we had reduced our exposure to the sector due to valuation in the aftermath of the 2005 hurricane season. The reduction was primarily the result of our service holdings reaching our price targets. We ended up selling these stocks a bit early, as they showed continued strength into this year's second quarter. Even as service stocks have been weak of late, our lack of exposure hurt the Fund's relative returns over the last 12 months. We feel the shares of the exploration and production companies that we own reflect commodity prices well below current levels, and they have outperformed their benchmark peers over the last year.

REIT and Financials Exposure

Another area of the Fund worth mentioning is the financial sector. While our weight in the sector is for the most part unchanged from 12 months ago, the industries representing the Fund's exposure have been altered. We have cut our Real Estate Investment Trust (REIT) exposure in half, selling out of our long-term positions in Home Properties, Brandywine Realty and First Industrial as they reached our price objectives. As a group, REITs no longer offer attractive yield spreads relative to treasury and corporate bonds and sell at elevated premiums relative to their underlying assets. We have taken the proceeds from those sales and gradually redeployed them in the shares of the small bank and thrift stocks in which we have been substantially underweight for a few years now, as well as starting a new position in property and casualty insurer RLI. We have been able to accumulate shares of First Financial Bancorp, FNB and Dime Community Bancorp, to name a few, near their 52-week lows as margin compression hindered recent earnings. Current dividend yields of these stocks range from 3% to 5%, essentially equivalent to what we find in REITs, and their valuations relative to book value have become more attractive from a downside risk perspective. While our bank and thrift holdings have only offered marginal returns

56 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

over the last 12 months, as the yield curve normalizes, margins should improve and the stocks should perform better. Meanwhile, our underweight position in REITs has detracted from relative returns as the group has continued the extraordinary strength of the last five years.

Market Outlook

Our market outlook continues to be relatively neutral. Valuations, especially for larger-cap companies, have fallen to more normal levels, as we believe earnings continue to be strong. However, that earnings momentum is subsiding and it is unclear where interest rates and the economy are headed. The yield curve is inverted, housing is in decline, and the effect on the consumer is uncertain. Liquidity is high, but investors' complacency is susceptible to negative surprises. All in all, we believe the market's risk/reward relationship is almost in balance.

In the past few years, as small-cap value stocks have become expensive relative to the rest of the market, our absolute performance has been well above long-term expectations of 8% to 10%. However, this period has been challenging to our relative performance as our discipline keeps us from staying in investments whose momentum takes them to overvalued levels. Rather than retaining stocks that have reached our reasonable price targets, we have maintained our sell discipline and have sacrificed some relative returns in an attempt to reduce risk and enhance consistent long-term results. Over the past several years, we generally have not found sufficient risk/reward opportunities in which to reinvest, so we have retained higher than normal cash levels, which has been a factor in our relative underperformance.

In recent months, we have found more stocks that have not fully participated in the last two years' market strength, and have used the opportunity to become more fully invested than this time last year. And although we can not guarantee future results, this is consistent with our disciplined approach, which has allowed us to achieve consistent, long-term returns on both an absolute and relative basis.

Thank you for your investment in Janus Small Cap Value Fund.

Janus Small Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Wolverine World Wide, Inc. Footwear and related apparel manufacturer and provider - U.S.	0.91%
Home Properties, Inc. Global financial services company - U.S.	0.86%
Laidlaw International, Inc. Holding company for providers of public and private transportation - U.S.	0.76%
Kaydon Corp. Wireless solutions provider for mobile communications - U.S.	0.76%
UAP Holding Corp. Agricultural and non-crop inputs distributor - U.S.	0.73%

5 Largest Detractors from Performance – Holdings

Contribution
Wireless Facilities, Inc. Diversified communication services company - U.S.	(0.45%)
Invacare Corp. Healthcare products manufacturer and distributor - U.S.	(0.40%)
Cooper Tire & Rubber Co. Tire replacement manufacturer - U.S.	(0.38%)
Pixelworks, Inc. System-on-a-chip solutions developer - U.S.	(0.29%)
Dendrite International, Inc. Pharmaceutical sales force software supplier - U.S.	(0.28%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Technology Hardware & Equipment	2.04%	5.20%	6.27%
Real Estate	2.00%	6.45%	11.20%
Capital Goods	1.74%	8.29%	9.65%
Software & Services	1.64%	3.96%	3.90%
Materials	1.63%	9.87%	5.99%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Automobiles & Components	(0.47%)	2.58%	1.37%
Telecommunications Services	(0.44%)	1.11%	1.79%
Semiconductors & Semiconductor Equipment	(0.15%)	1.15%	2.65%
Utilities	0.00%	0.00%	5.04%
Household & Personal Products	0.00%	0.00%	0.54%

Janus Core, Risk-Managed and Value Funds October 31, 2006 57

Janus Small Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Old Republic International Corp. Multi-Line Insurance	2.4%
Laidlaw International, Inc. Transportation - Services	2.4%
UAP Holding Corp. Agricultural Chemicals	2.3%
Lubrizol Corp. Chemicals - Specialty	2.3%
Waddell & Reed Financial, Inc. - Class A Investment Management and Advisory Services	2.3%
11.7%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

58 Janus Core, Risk-Managed and Value Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year
Janus Small Cap Value Fund Investor Shares Institutional Shares(1)	13.71% 13.93%		12.61% 12.89%		15.09% 15.41%
Russell 2000® Value Index	22.90%		17.52%		13.81%
Lipper Quartile	3	rd	3	rd	N/A
Lipper Ranking - based on total return for Small-Cap Core Funds	502/691		280/417		N/A*

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's ten-year Lipper rankings are not available.

(1) Closed to new investors.

See "Explanations of Charts, Tables and Financial Statements."

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details

Janus Services LLC has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper Ranking is for the Investor share class only; other classes may have different performance characteristics.

Due to certain investment strategies, the Fund may have an increased position in cash for temporary defensive purposes.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,032.40	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Expense Example - Institutional Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,033.20	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the annualized expense ratio of 1.00% for Investor Shares and 0.80% for Institutional Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

Janus Core, Risk-Managed and Value Funds October 31, 2006 59

Janus Small Cap Value Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 88.9%
Agricultural Chemicals - 2.3%
1,926,000	UAP Holding Corp.#	$48,207,780
Athletic Equipment - 0.4%
579,800	Nautilus, Inc.#	8,192,574
Automotive - Medium and Heavy Duty Trucks - 0.4%
550,000	A.S.V., Inc.*,#	8,035,500
Building - Mobile Home and Manufactured Homes - 0.5%
800,000	Monaco Coach Corp.#	9,552,000
Building and Construction Products - Miscellaneous - 0.8%
450,000	ElkCorp#	11,304,000
225,000	Trex Company, Inc.*,#	5,944,500
		17,248,500
Chemicals - Specialty - 6.9%
2,600,000	Chemtura Corp.#	22,308,000
1,900,000	Ferro Corp.#	37,468,000
1,050,000	Lubrizol Corp.	47,250,000
1,100,000	MacDermid, Inc.#	36,795,000
		143,821,000
Coal - 0.6%
360,000	Arch Coal, Inc.#	12,466,800
Commercial Banks - 7.1%
1,900,000	F.N.B. Corp.#	32,167,000
1,150,000	First Charter Corp.#	28,623,500
1,750,010	First Financial Bancorp.#	28,420,162
250,000	First Midwest Bancorp, Inc.#	9,507,500
1,450,000	Old National Bancorp#	27,521,000
800,000	Susquehanna Bancshares, Inc.#	19,992,000
		146,231,162
Computer Services - 1.2%
1,000,000	Covansys Corp.*,#	23,400,000
61,800	Manhattan Associates, Inc.*	1,824,954
		25,224,954
Computers - Integrated Systems - 0.6%
600,000	Jack Henry & Associates, Inc.#	13,074,000
Consulting Services - 0.8%
600,000	MAXIMUS, Inc.	16,746,000
Decision Support Software - 0.4%
787,000	Wind River Systems, Inc.*	8,641,260
Direct Marketing - 0.3%
235,100	ADVO, Inc.#	6,902,536
Distribution/Wholesale - 0.8%
400,000	Tech Data Corp.*	15,740,000
Diversified Operations - 0.9%
1,250,000	Federal Signal Corp.#	19,075,000
Electric Products - Miscellaneous - 0.4%
250,000	Littelfuse, Inc.*,#	8,465,000
Electronic Components - Miscellaneous - 0.7%
800,000	Methode Electronics, Inc.	8,856,000
450,400	Vishay Intertechnology, Inc.*	6,075,896
		14,931,896
Electronic Components - Semiconductors - 1.1%
391,100	Cree, Inc.*,#	8,600,289
1,225,100	Pixelworks, Inc.*	2,829,981
900,000	Semtech Corp.*	11,727,000
		23,157,270

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0.5%
400,000	Orbotech, Ltd.*	$9,660,000
Engines - Internal Combustion - 1.0%
850,000	Briggs & Stratton Corp.#	21,666,500
Enterprise Software/Services - 0.5%
299,980	Hyperion Solutions Corp.*	11,219,252
E-Services/Consulting - 0.5%
400,000	Websense, Inc.*	10,948,000
Food - Retail - 1.5%
1,100,000	Ruddick Corp.#	31,020,000
Footwear and Related Apparel - 1.9%
1,400,000	Wolverine World Wide, Inc.#	39,704,000
Industrial Automation and Robotics - 0.4%
400,000	Cognex Corp.	9,212,000
Instruments - Scientific - 0.9%
575,000	PerkinElmer, Inc.	12,282,000
150,000	Varian, Inc.*,#	7,033,500
		19,315,500
Internet Infrastructure Equipment - 0.8%
450,000	Avocent Corp.*,#	16,519,500
Internet Infrastructure Software - 0.5%
750,000	RADWARE Ltd. (U.S. Shares)*,#	10,950,000
Investment Management and Advisory Services - 2.3%
1,850,000	Waddell & Reed Financial, Inc. - Class A#	47,175,000
Lasers - Systems and Components - 0.4%
450,000	Electro Scientific Industries, Inc.*,#	8,977,500
Machinery - Farm - 0.1%
74,500	Lindsay Manufacturing Co.#	2,450,305
Machinery - General Industrial - 1.4%
850,000	Albany International Corp. - Class A#	28,568,500
Medical - Generic Drugs - 2.0%
2,270,900	Perrigo Co.	40,626,401
Medical Information Systems - 0.8%
200,000	Computer Programs and Systems, Inc.	6,840,000
900,000	Dendrite International, Inc.*,#	9,405,000
		16,245,000
Medical Products - 1.4%
790,000	Invacare Corp.#	17,245,700
450,000	Wright Medical Group, Inc.*,#	11,119,500
		28,365,200
Medical Sterilization Products - 1.3%
1,106,100	Steris Corp.	26,955,657
Metal Processors and Fabricators - 1.8%
900,000	Kaydon Corp.#	37,620,000
Multi-Line Insurance - 2.4%
2,250,000	Old Republic International Corp.	50,692,500
Networking Products - 0.5%
900,000	Foundry Networks, Inc.*	11,394,000
Office Furnishings - Original - 0.5%
225,000	HNI Corp.	10,118,250
Oil Companies - Exploration and Production - 7.6%
450,000	Bill Barrett Corp.*,#	12,838,500
1,350,000	Compton Petroleum Corp.*	14,330,113
1,100,000	Edge Petroleum Corp.*,#,£	20,031,000
574,300	Encore Acquisition Co.*,#	14,380,472

See Notes to Schedules of Investments and Financial Statements.

60 Janus Core, Risk-Managed and Value Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
1,000,000	Forest Oil Corp.*	$32,639,999
250,000	Newfield Exploration Co.*,#	10,197,500
1,300,000	Petrohawk Energy Corp.*,#	14,729,000
725,000	Quest Resource Corp.*,#	7,503,750
800,000	St. Mary Land & Exploration Co.#	29,832,000
		156,482,334
Paper and Related Products - 3.5%
1,400,000	Glatfelter#	20,496,000
478,938	Potlatch Corp.#	19,444,883
450,000	Rayonier, Inc.	18,445,500
1,061,262	Wausau Paper Corp.#	14,390,713
		72,777,096
Physician Practice Management - 0.4%
268,600	Matria Healthcare, Inc.*,#	7,574,520
Pipelines - 0.7%
107,200	Magellan Midstream Partners, L.P.#	4,190,448
71,100	Markwest Energy Partners L.P.#	3,803,139
81,475	Regency Energy Partners L.P.	2,118,350
116,000	Williams Partners L.P.	4,246,760
		14,358,697
Property and Casualty Insurance - 0.8%
325,000	RLI Corp.	17,618,250
Publishing - Books - 1.0%
650,000	Scholastic Corp.*	20,423,000
Publishing - Periodicals - 1.1%
1,600,000	Reader's Digest Association, Inc.#	23,008,000
Radio - 1.7%
1,260,000	Entercom Communications Corp.#	34,864,200
Reinsurance - 0.4%
300,000	IPC Holdings, Ltd.#	9,012,000
REIT - Manufactured Homes - 0.8%
325,000	Equity Lifestyle Properties, Inc.#	16,012,750
REIT - Storage - 0.5%
500,000	U-Store-It Trust#	10,980,000
REIT - Warehouse and Industrial - 0.7%
268,714	EastGroup Properties, Inc.	14,303,646
Retail - Apparel and Shoe - 1.5%
1,250,000	Finish Line (The), Inc. - Class A#	16,200,000
584,300	Kenneth Cole Productions, Inc.#	14,858,749
		31,058,749
Retail - Convenience Stores - 2.2%
1,900,000	Casey's General Stores, Inc.	46,113,000
Retail - Discount - 0.9%
600,000	Fred's, Inc.#	7,848,000
634,900	Tuesday Morning Corp.#	10,475,850
		18,323,850
Retail - Propane Distribution - 1.4%
1,000,000	Inergy L.P.#	29,200,000
Retail - Restaurants - 0.5%
558,800	The Steak n Shake Co.*,#	10,388,092
Rubber - Tires - 0.5%
1,035,000	Cooper Tire & Rubber Co.#	11,105,550
Savings/Loan/Thrifts - 4.8%
1,000,000	Brookline Bancorp, Inc.#	13,330,000
1,800,000	Dime Community Bancshares#,£	25,110,000

Shares or Principal Amount		Value
Savings/Loan/Thrifts - (continued)
1,250,000	First Niagara Financial Group, Inc.#	$17,900,000
1,320,000	Flushing Financial Corp.£	23,218,800
1,100,000	Provident Financial Services, Inc.#	20,174,000
		99,732,800
Schools - 0.2%
160,000	Universal Technical Institute, Inc.*,#	3,196,800
Semiconductor Equipment - 0.4%
600,000	Teradyne, Inc.*	8,412,000
Telecommunication Services - 0.9%
2,140,174	Premiere Global Services, Inc.*,#	17,806,248
Transportation - Railroad - 2.2%
1,600,000	Kansas City Southern*,#	45,424,000
Transportation - Services - 2.4%
1,700,000	Laidlaw International, Inc.	49,317,000
Transportation - Truck - 1.5%
1,000,000	J.B. Hunt Transport Services, Inc.#	21,640,000
500,000	Knight Transportation, Inc.#	9,110,000
		30,750,000
Wireless Equipment - 0.7%
3,200,000	Stratex Networks, Inc.*,#	14,944,000
Total Common Stock (cost $1,531,414,361)		1,848,302,879
Money Markets - 12.0%
165,173,690	Janus Institutional Cash Reserves Fund, 5.21%	165,173,690
83,347,870	Janus Money Market Fund, 5.25%	83,347,870
Total Money Markets (cost $248,521,560)		248,521,560
Other Securities - 18.3%
379,463,669	State Street Navigator Securities Lending Prime Portfolio† (cost $379,463,669)	379,463,669
Total Investments (total cost $2,159,399,590) – 119.2%		2,476,288,108
Liabilities, net of Cash, Receivables and Other Assets – (19.2)%		(399,389,572)
Net Assets – 100%		$2,076,898,536

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$9,012,000	0.4%
Canada	14,330,113	0.6%
Israel	20,610,000	0.8%
United States††	2,432,335,995	98.2%
Total	$2,476,288,108	100.0%

††Includes Short-Term Securities and Other Securities (72.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 61

Statements of Assets and Liabilities

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Balanced Fund	Janus Contrarian Fund		Janus Fundamental Equity Fund(1)	Janus Growth and Income Fund
Assets:
Investments at cost(3)	$2,573,688	$3,314,391		$911,370	$5,967,037
Investments at value(3)	$2,982,779	$4,353,452		$1,057,010	$7,102,310
Cash	2,099	564		606	7,034
Cash denominated in foreign currency(4)	–	7,150		–	–
Receivables:
Investments sold	20,098	1,138		9,173	42,656
Fund shares sold	998	6,153		1,155	3,434
Dividends	705	2,515		419	13,326
Interest	12,485	861		36	46
Other assets	59	1		–	5
Forward currency contracts	52	2,279		–	456
Total Assets	3,019,275	4,374,113		1,068,399	7,169,267
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	509,724	333,675		47,671	371,947
Investments purchased	26,091	22,647		784	4,112
Fund shares repurchased	2,180	1,772		744	6,695
Dividends and distributions	40	–		–	–
Advisory fees	1,146	2,109		514	3,577
Transfer agent fees and expenses	519	933		249	1,482
Administrative services fees	N/A	N/A		N/A	N/A
Non-interested Trustees' fees and expenses	10	9		7	15
Foreign tax liability	–	1,353		–	47
Accrued expenses	111	281		83	311
Forward currency contracts	1,217	8,405		32	264
Total Liabilities	541,038	371,184		50,084	388,450
Net Assets	$2,478,237	$4,002,929		$1,018,315	$6,780,817
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,173,421	$2,701,983		$869,041	$5,709,709
Undistributed net investment income/(loss)*	6,945	47,702		3,992	22,569
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(110,001)	221,611		(330)	(86,920)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	407,872	1,031,633	(5)	145,612	1,135,459	(5)
Total Net Assets	$2,478,237	$4,002,929		$1,018,315	$6,780,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102,954	229,534		40,039	181,513
Net Asset Value Per Share	$24.07	$17.44		$25.43	$37.36
Net Assets - Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets - Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Core Equity Fund.

(2)  Formerly named Janus Risk-Managed Stock Fund.

(3)  Investments at cost and value include $499,519,002, $325,545,144, $46,279,789, $361,007,594, $16,055,722, $6,972,336, $515,608,916 and $369,471,950 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund, Janus Growth and Income Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).

(4) Includes cost of $7,149,920 and $735,391 for Janus Contrarian Fund and Janus Research Fund, respectively.

(5) Net of foreign taxes on investments of $1,352,972, $47,408 and $63,923 for Janus Contrarian Fund, Janus Growth and Income Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

62 Janus Core, Risk-Managed and Value Funds October 31, 2006

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Research Fund		INTECH Risk-Managed Stock Fund(2)	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Assets:
Investments at cost(3)	$119,992		$451,219	$5,993,207	$2,159,400
Investments at value(3)	$128,942		$507,741	$6,795,080	$2,476,288
Cash	81		91	202	103
Cash denominated in foreign currency(4)	735		–	–	–
Receivables:
Investments sold	372		10,254	44,436	11,619
Fund shares sold	339		509	6,249	985
Dividends	101		408	2,521	1,607
Interest	7		88	2,285	1,145
Other assets	–		3	1	–
Forward currency contracts	–		–	–	–
Total Assets	130,577		519,094	6,850,774	2,491,747
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	16,625		7,133	528,402	379,464
Investments purchased	670		12,817	59,324	29,613
Fund shares repurchased	72		140	8,755	4,096
Dividends and distributions	–		–	–	1
Advisory fees	58		206	3,303	1,245
Transfer agent fees and expenses	32		125	1,091	262
Administrative services fees	N/A		21	261	88
Non-interested Trustees' fees and expenses	4		6	12	12
Foreign tax liability	64		–	–	–
Accrued expenses	27		64	132	67
Forward currency contracts	–		–	–	–
Total Liabilities	17,552		20,512	601,280	414,848
Net Assets	$113,025		$498,582	$6,249,494	$2,076,899
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$97,235		$413,530	$4,989,691	$1,419,392
Undistributed net investment income/(loss)*	423		2,538	61,188	30,593
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	6,477		25,149	396,742	310,025
Unrealized appreciation/(depreciation) of investments and foreign currency translations	8,890	(5)	57,365	801,873	316,889
Total Net Assets	$113,025		$498,582	$6,249,494	$2,076,899
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,589		30,298
Net Asset Value Per Share	$13.16		$16.46
Net Assets - Investor Shares				$5,181,449	$1,153,144
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				208,353	38,074
Net Asset Value Per Share				$24.87	$30.29
Net Assets - Institutional Shares				$1,068,045	$923,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				42,741	30,246
Net Asset Value Per Share				$24.99	$30.54

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 63

Statements of Operations

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Balanced Fund	Janus Contrarian Fund	Janus Fundamental Equity Fund(1)	Janus Growth and Income Fund
Investment Income:
Interest	$43,922	$993	$963	$2,018
Securities lending income	831	1,764	85	674
Dividends	21,818	78,607	12,328	183,176
Dividends from affiliates	431	2,797	206	1,779
Foreign tax withheld	(491)	(1,729)	(214)	(1,875)
Total Investment Income	66,511	82,432	13,368	185,772
Expenses:
Advisory fees	13,738	22,466	5,730	41,363
Transfer agent fees and expenses	5,488	8,161	2,254	14,713
Registration fees	54	93	82	165
Postage and mailing expenses	160	448	122	591
Custodian fees	57	488	59	201
Professional fees	29	35	26	36
Non-interested Trustees' fees and expenses	87	118	42	208
Printing expenses	247	653	179	773
System fees	43	35	35	35
Administrative services fees	N/A	N/A	N/A	N/A
Other expenses	503	847	241	1,287
Non-recurring costs (Note 2)	1	1	–	1
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	(1)	–	(1)
Total Expenses	20,406	33,344	8,770	59,372
Expense and Fee Offset	(190)	(290)	(90)	(403)
Net Expenses	20,216	33,054	8,680	58,969
Less: Excess Expense Reimbursement	N/A	N/A	N/A	N/A
Net Expenses after Expense Reimbursement	20,216	33,054	8,680	58,969
Net Investment Income/(Loss)	46,295	49,378	4,688	126,803
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	160,467	484,443	75,897	451,563
Net realized gain/(loss) from foreign currency transactions	(1,567)	(22,161)	(96)	(148)
Net realized gain/(loss) from futures contracts	–	–	–	–
Net realized gain/(loss) from option contracts	–	(459)	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	108,343	219,385 (3)	35,646	84,529 (3)
Payment from affiliate (Note 2)	61	15	1	5
Net Gain/(Loss) on Investments	267,304	681,223	111,448	535,949
Net Increase/(Decrease) in Net Assets Resulting from Operations	$313,599	$730,601	$116,136	$662,752

(1)  Formerly named Janus Core Equity Fund.

(2)  Formerly named Janus Risk-Managed Stock Fund.

(3)  Net of foreign taxes on investments of $1,352,972, $47,408 and $63,923 for Janus Contrarian Fund, Janus Growth and Income Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

64 Janus Core, Risk-Managed and Value Funds October 31, 2006

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Research Fund	INTECH Risk-Managed Stock Fund(2)	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Investment Income:
Interest	$70	$621	$5,611	$3,788
Securities lending income	10	7	464	1,057
Dividends	1,211	6,460	117,827	38,007
Dividends from affiliates	40	312	25,637	10,796
Foreign tax withheld	(43)	–	(266)	(4)
Total Investment Income	1,288	7,400	149,273	53,644
Expenses:
Advisory fees	508	2,160	36,150	16,736
Transfer agent fees and expenses	220	1,061	11,766	4,652
Registration fees	28	41	163	57
Postage and mailing expenses	10	71	244	59
Custodian fees	27	27	58	31
Professional fees	36	38	41	40
Non-interested Trustees' fees and expenses	7	24	183	73
Printing expenses	28	115	406	131
System fees	35	35	36	–
Administrative services fees	N/A	217	2,864	1,176
Other expenses	20	144	1,195	427
Non-recurring costs (Note 2)	N/A	–	1	1
Cost assumed by Janus Capital Management LLC (Note 2)	N/A	–	(1)	(1)
Total Expenses	919	3,933	53,106	23,382
Expense and Fee Offset	(10)	(32)	(314)	(226)
Net Expenses	909	3,901	52,792	23,156
Less: Excess Expense Reimbursement	–	N/A	(1,058)	(1,901)
Net Expenses after Expense Reimbursement	909	3,901	51,734	21,255
Net Investment Income/(Loss)	379	3,499	97,539	32,389
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	7,239	24,487	394,867	308,738
Net realized gain/(loss) from foreign currency transactions	(317)	–	(21)	–
Net realized gain/(loss) from futures contracts	–	441	–	–
Net realized gain/(loss) from option contracts	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	6,441 (3)	28,593	382,219	(38,514)
Payment from affiliate (Note 2)	–	–	2	3
Net Gain/(Loss) on Investments	13,363	53,521	777,067	270,227
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,742	$57,020	$874,606	$302,616

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 65

Statements of Changes in Net Assets

For the fiscal year or period ended October 31	Janus Balanced Fund		Janus Contrarian Fund		Janus Fundamental Equity Fund(1)
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$46,295	$52,402	$49,378	$12,232	$4,688	$3,265
Net realized gain/(loss) from investment and foreign currency transactions	158,900	133,277	462,282	327,599	75,801	85,248
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–
Net realized gain/(loss) from option contracts	–	–	(459)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	108,343	40,241	219,385	155,720	35,646	19,261
Payment from affiliate (Note 2)	61	47	15	1	1	150
Net Increase/(Decrease) in Net Assets Resulting from Operations	313,599	225,967	730,601	495,552	116,136	107,924
Dividends and Distributions to Shareholders:
Net investment income*	(46,407)	(52,907)	(7,685)	(5,326)	(2,545)	(2,694)
Net realized gain/(loss) from investment transactions*	–	–	(37,165)	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	(46,407)	(52,907)	(44,850)	(5,326)	(2,545)	(2,694)
Capital Share Transactions:
Shares sold	251,997	283,331	1,087,962	559,308	488,915	142,128
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	45,658	52,071	43,903	5,190	2,455	2,609
Shares repurchased	(593,917)	(850,578)	(721,011)	(532,359)	(307,535)	(142,347)
Net Increase/(Decrease) from Capital Share Transactions	(296,262)	(515,176)	410,854	32,139	183,835	2,390
Net Increase/(Decrease) in Net Assets	(29,070)	(342,116)	1,096,605	522,365	297,426	107,620
Net Assets:
Beginning of period	2,507,307	2,849,423	2,906,324	2,383,959	720,889	613,269
End of period	$2,478,237	$2,507,307	$4,002,929	$2,906,324	$1,018,315	$720,889
Undistributed net investment income/(loss)*	$6,945	$7,053	$47,702	$6,744	$3,992	$1,879

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Core Equity Fund.

(2)  Formerly named Janus Risk-Managed Stock Fund.

(3)  Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.

66 Janus Core, Risk-Managed and Value Funds October 31, 2006

For the fiscal year or period ended October 31	Janus Growth and Income Fund		Janus Research Fund		INTECH Risk-Managed Stock Fund(2)
(all numbers in thousands)	2006	2005	2006	2005(3)	2006	2005
Operations:
Net investment income/(loss)	$126,803	$37,014	$379	$(50)	$3,499	$2,846
Net realized gain/(loss) from investment and foreign currency transactions	451,415	402,783	6,922	957	24,487	18,888
Net realized gain/(loss) from futures contracts	–	–	–	–	441	948
Net realized gain/(loss) from option contracts	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	84,529	395,783	6,441	2,449	28,593	13,575
Payment from affiliate (Note 2)	5	1	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	662,752	835,581	13,742	3,356	57,020	36,257
Dividends and Distributions to Shareholders:
Net investment income*	(96,014)	(38,046)	(194)	–	(3,348)	(1,229)
Net realized gain/(loss) from investment transactions*	–	–	(1,113)	–	(19,387)	(9,375)
Net Increase/(Decrease) from Dividends and Distributions	(96,014)	(38,046)	(1,307)	–	(22,735)	(10,604)
Capital Share Transactions:
Shares sold	1,479,788	904,078	82,642	50,006	180,936	218,693
Redemption fees	N/A	N/A	N/A	N/A	55	61
Reinvested dividends and distributions	93,503	36,957	1,280	–	22,377	10,475
Shares repurchased	(1,094,153)	(1,180,839)	(30,736)	(5,958)	(118,285)	(57,571)
Net Increase/(Decrease) from Capital Share Transactions	479,138	(239,804)	53,186	44,048	85,083	171,658
Net Increase/(Decrease) in Net Assets	1,045,876	557,731	65,621	47,404	119,368	197,311
Net Assets:
Beginning of period	5,734,941	5,177,210	47,404	–	379,214	181,903
End of period	$6,780,817	$5,734,941	$113,025	$47,404	$498,582	$379,214
Undistributed net investment income/(loss)*	$22,569	$6,478	$423	$(57)	$2,538	$2,387

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 67

Statements of Changes in Net Assets (continued)

For the fiscal year ended October 31	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$97,539	$30,406	$32,389	$25,938
Net realized gain/(loss) from investment and foreign currency transactions	394,846	398,535	308,738	355,236
Net realized gain/(loss) from futures contracts	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	382,219	115,055	(38,514)	(74,087)
Payment from affiliate (Note 2)	2	46	3	106
Net Increase/(Decrease) in Net Assets Resulting from Operations	874,606	544,042	302,616	307,193
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(44,875)	(11,969)	(12,646)	(13,720)
Institutional Shares	(9,171)	(2,433)	(13,292)	(16,289)
Net realized gain from investment transactions*
Investor Shares	(338,149)	(273,351)	(186,826)	(218,723)
Institutional Shares	(60,135)	(41,556)	(165,355)	(207,212)
Net Increase/Decrease from Dividends and Distributions	(452,330)	(329,309)	(378,119)	(455,944)
Capital Share Transactions:
Shares sold
Investor Shares	1,506,032	1,675,465	166,714	236,048
Institutional Shares	297,008	261,928	122,109	184,760
Reinvested dividends and distributions
Investor Shares	368,965	270,828	179,568	207,625
Institutional Shares	67,559	42,831	169,560	203,816
Shares repurchased
Investor Shares	(1,231,742)	(921,816)	(494,047)	(511,627)
Institutional Shares	(103,713)	(64,185)	(515,328)	(529,090)
Net Increase/(Decrease) from Capital Share Transactions	904,109	1,265,051	(371,424)	(208,468)
Net Increase/(Decrease) in Net Assets	1,326,385	1,479,784	(446,927)	(357,219)
Net Assets:
Beginning of period	4,923,109	3,443,325	2,523,826	2,881,045
End of period	$6,249,494	$4,923,109	$2,076,899	$2,523,826
Undistributed net investment income/(loss)*	$61,188	$24,712	$30,593	$25,938

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

68 Janus Core, Risk-Managed and Value Funds October 31, 2006

Financial Highlights

	Janus Balanced Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$21.62		$20.33		$19.34		$18.08		$19.27
Income from Investment Operations:
Net investment income/(loss)	.43		.42		.38		.38		.47
Net gain/(loss) on securities (both realized and unrealized)	2.45		1.28		.99		1.28		(1.20)
Total from Investment Operations	2.88		1.70		1.37		1.66		(.73)
Less Distributions and Other:
Dividends (from net investment income)*	(.43)		(.41)		(.38)		(.40)		(.46)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–		–
Total Distributions and Other	(.43)		(.41)		(.38)		(.40)		(.46)
Net Asset Value, End of Period	$24.07		$21.62		$20.33		$19.34		$18.08
Total Return	13.41	%(2)	8.43	%(2)	7.11	%(2)	9.34%		(3.85)%
Net Assets, End of Period (in thousands)	$2,478,237		$2,507,307		$2,849,423		$3,928,565		$3,935,993
Average Net Assets for the Period (in thousands)	$2,499,295		$2,720,829		$3,234,587		$4,004,101		$4,278,174
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.82%		0.80%		0.87%		0.89%		0.86%
Ratio of Net Expenses to Average Net Assets(3)	0.81%		0.79%		0.87%		0.88%		0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.85%		1.93%		1.82%		2.00%		2.44%
Portfolio Turnover Rate	50%		47%		45%		73%		88%
	Janus Contrarian Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$14.20		$11.74		$9.97		$6.95		$8.42
Income from Investment Operations:
Net investment income/(loss)	.21		.05		.01		–	(5)	– (5)
Net gain/(loss) on securities both realized and unrealized)	3.25		2.44		1.76		3.03		(1.45)
Total from Investment Operations	3.46		2.49		1.77		3.03		(1.45)
Less Distributions and Other:
Dividends (from net investment income)*	(.04)		(.03)		–		(.01	)(6)	(.02)
Distributions (from capital gains)*	(.18)		–		–		–		–
Payment from affiliate	–	(7)	–	(1)	–	(1)	–		–
Total Distributions and Other	(.22)		(.03)		–		(.01)		(.02)
Net Asset Value, End of Period	$17.44		$14.20		$11.74		$9.97		$6.95
Total Return	24.60	%(2)	21.19	%(2)	17.75	%(2)	43.57%		(17.23)%
Net Assets, End of Period (in thousands)	$4,002,929		$2,906,324		$2,383,959		$2,498,836		$1,287,494
Average Net Assets for the Period (in thousands)	$3,511,568		$2,716,329		$2,497,342		$1,862,723		$1,808,435
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.95%		0.93%		0.98%		1.02%		1.01%
Ratio of Net Expenses to Average Net Assets(3)	0.94%		0.93%		0.98%		1.01%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.41%		0.45%		0.07%		(0.17)%		0.03%
Portfolio Turnover Rate	39%		42%		30%		44%		60%

*See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 69

Financial Highlights (continued)

	Janus Fundamental Equity Fund(1)
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	22.15		$18.78		$17.04		$14.99	$16.78
Income from Investment Operations:
Net investment income/(loss)	.11		.11		.05		.07	.11
Net gain/(loss) on securities both realized and unrealized)	3.24		3.34		1.75		2.09	(1.81)
Total from Investment Operations	3.35		3.45		1.80		2.16	(1.70)
Less Distributions and Other:
Dividends (from net investment income)*	(.07)		(.08)		(.06)		(.11)	(.09)
Distributions (from capital gains)*	–		–		–		–	–
Payment from affiliate	–	(2)	–	(2)	–		–	–
Total Distributions and Other	(.07)		(.08)		(.06)		(.11)	(.09)
Net Asset Value, End of Period	$25.43		$22.15		$18.78		$17.04	$14.99
Total Return	15.15	%(3)	18.44	%(4)	10.61%		14.54%	(10.26)%
Net Assets, End of Period (in thousands)	$1,018,315		$720,889		$613,269		$707,852	$706,548
Average Net Assets for the Period (in thousands)	$955,696		$652,913		$653,639		$708,023	$801,601
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.92%		0.90%		0.97%		0.97%	0.92%
Ratio of Net Expenses to Average Net Assets(5)	0.91%		0.89%		0.97%		0.96%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.49%		0.50%		0.24%		0.40%	0.66%
Portfolio Turnover Rate	46%		74%		58%		77%	98%
	Janus Growth and Income Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$33.97		$29.29		$27.12		$23.70	$27.99
Income from Investment Operations:
Net investment income/(loss)	.61		.24		.07		.17	.20
Net gain/(loss) on securities (both realized and unrealized)	3.30		4.66		2.17		3.43	(4.28)
Total from Investment Operations	3.91		4.90		2.24		3.60	(4.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.52)		(.22)		(.07)		(.18)	(.21)
Distributions (from capital gains)*	–		–		–		–	–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.52)		(.22)		(.07)		(.18)	(.21)
Net Asset Value, End of Period	$37.36		$33.97		$29.29		$27.12	$23.70
Total Return	11.56	%(3)	16.79	%(3)	8.28	%(3)	15.20%	(14.62)%
Net Assets, End of Period (in thousands)	$6,780,817		$5,734,941		$5,177,210		$6,003,140	$5,327,674
Average Net Assets for the Period (in thousands)	$6,677,364		$5,454,668		$5,568,170		$5,715,041	$6,479,535
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.89%		0.88%		0.92%		0.91%	0.90%
Ratio of Net Expenses to Average Net Assets(5)	0.88%		0.87%		0.92%		0.91%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.90%		0.68%		0.24%		0.67%	0.73%
Portfolio Turnover Rate	50%		38%		41%		50%	49%

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Core Equity Fund.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

See Notes to Financial Statements.

70 Janus Core, Risk-Managed and Value Funds October 31, 2006

	Janus Research Fund
For a share outstanding during each fiscal year or period ended October 31	2006	2005(1)
Net Asset Value, Beginning of Period	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	10	(.01)
Net gain/(loss) on securities (both realized and unrealized)	2.22	1.12
Total from Investment Operations	2.32	1.11
Less Distributions and Other:
Dividends from net investment income*	(.04)	–
Distributions from net realized gains*	(.23)	–
Payment from affiliate	–	–	(2)
Total Distributions and Other	(.27)	–
Net Asset Value, End of Period (in thousands)	$13.16	$11.11
Total Return**	21.21%	11.10	%(3)
Net Assets, End of Period (in thousands)	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(4)	1.16%	1.27	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	(0.24)%
Portfolio Turnover Rate***	118%	86%

	INTECH Risk-Managed Stock Fund(6)
For a share outstanding during each fiscal year or period ended October 31	2006	2005	2004		2003(7)
Net Asset Value, Beginning of Period	$15.28	$13.98	$12.44		$10.00
Income from Investment Operations:
Net investment income/(loss)	.12	.12	.08		.01
Net gain/(loss) on securities (both realized and unrealized)	1.96	1.89	1.75		2.43
Total from Investment Operations	2.08	2.01	1.83		2.44
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.08)	(.03)		–
Distributions (from capital gains)*	(.77)	(.63)	(.26)		–
Redemption fees	– (8)	– (8)	–	(8)	–	(8)
Total Distributions and Other	(.90)	(.71)	(.29)		–
Net Asset Value, End of Period	$16.46	$15.28	$13.98		$12.44
Total Return**	14.10%	14.79%	15.06%		24.40%
Net Assets, End of Period (in thousands)	$498,582	$379,214	$181,903		$88,936
Average Net Assets for the Period (in thousands)	$433,127	$308,431	$129,518		$50,912
Ratio of Gross Expenses to Average Net Assets***(4)(9)	0.91%	0.89%	0.69	%(10)	1.13	%(10)
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.88%	0.69%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.81%	0.92%	0.72%		0.24%
Portfolio Turnover Rate***	108%	81%	71%		39%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.

(6)  Formerly named Janus Risk-Managed Stock Fund.

(7)  Period February 28, 2003 (inception date) through October 31, 2003.

(8)  Redemption fees aggregated less than $.01 on a per share basis for the period or year ended.

(9)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(10)  The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 71

Financial Highlights - Investor Shares

For a share outstanding during each fiscal year ended October 31, 2006, 2005 and 2004, the six-month fiscal period ended October 31, 2003, the seven-month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and the fiscal year ended September 30, 2002	2006		2005		2004		2003	2003		2002
Net Asset Value, Beginning of Period	$23.24		$22.22		$18.94		$15.15	$13.71		$14.30
Income from Investment Operations:
Net investment income/(loss)	.37		.14		.10		.03	.03		.02
Net gain/(loss) on securities (both realized and unrealized)	3.33		2.89		3.28		3.76	1.44		(.23)
Total from Investment Operations	3.70		3.03		3.38		3.79	1.47		(.21)
Less Distributions and Other:
Dividends (from net investment income)*	(.24)		(.08)		(.10)		–	(.03)		(.03)
Distributions (from capital gains)*	(1.83)		(1.93)		–		–	–		(.35)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–		–
Total Distributions and Other	(2.07)		(2.01)		(.10)		–	(.03)		(.38)
Net Asset Value, End of Period	$24.87		$23.24		$22.22		$18.94	$15.15		$13.71
Total Return**	16.88	%(3)	14.26	%(4)	17.92	%(3)	25.02%	10.73%		(1.96)%
Net Assets, End of Period (in thousands)	$5,181,449		$4,188,183		$2,978,875		$1,494,209	$1,033,772		$782,101
Average Net Assets for the Period (in thousands)	$4,806,698		$3,797,215		$2,244,533		$1,262,496	$962,030		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.93%		0.93%		0.94%		1.08%	1.14	%(7)(8)	1.17%
Ratio of Net Expenses to Average Net Assets***(5)	0.93%		0.92%		0.94%		1.08%	1.14	%(7)(8)	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.69%		0.67%		0.56%		0.45%	0.44%		0.28%
Portfolio Turnover Rate***	95%		86%		91%		97%	94%		65%
For a share outstanding during each fiscal year ended October 31, 2006, 2005 and 2004 the six-month fiscal period ended October 31, 2003, the seven-month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and the fiscal year ended September 30, 2002	2006		2005		2004		2003	2003		2002
Net Asset Value, Beginning of Period	$31.16		$32.98		$28.63		$23.07	$21.96		$24.49
Income from Investment Operations:
Net investment income/(loss)	.39		.29		.31		.09	.03		.06
Net gain/(loss) on securities (both realized and unrealized)	3.49		3.16		4.16		5.47	2.07		(.16)
Total from Investment Operations	3.88		3.45		4.47		5.56	2.10		(.10)
Less Distributions and Other:
Dividends (from net investment income)*	(.30)		(.31)		(.12)		–	(.03)		(.18)
Distributions (from capital gains)*	(4.45)		(4.96)		–		–	(.96)		(2.25)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–		–
Total Distributions and Other:	(4.75)		(5.27)		(.12)		–	(.99)		(2.43)
Net Asset Value, End of Period	$30.29		$31.16		$32.98		$28.63	$23.07		$21.96
Total Return**	13.71	%(3)	11.34	%(3)	15.65	%(3)	24.15%	9.56%		(2.52)%
Net Assets, End of Period (in thousands)	$1,153,144		$1,338,093		$1,480,885		$1,658,312	$1,476,575		$1,461,278
Average Net Assets for the Period (in thousands)	$1,259,565		$1,440,206		$1,630,099		$1,575,178	$1,457,263		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.01%		1.00%		1.02%		1.10%	1.14	%(7)(10)	1.17	%(10)
Ratio of Net Expenses to Average Net Assets***(5)	1.00%		0.99%		1.02%		1.10%	1.13	%(7)(10)	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.26%		0.84%		0.91%		0.63%	0.22%		0.20%
Portfolio Turnover Rate***	62%		44%		50%		60%	45%		39%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(7)  Certain prior year amounts have been reclassified to conform to current year presentation.

(8)  The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 1.20% in 2003 and 1.17% in 2002, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

72 Janus Core, Risk-Managed and Value Funds October 31, 2006

Financial Highlights - Institutional Shares

For a share outstanding during each fiscal year ended October 31, 2006, 2005 and 2004 the six-month fiscal period ended October 31, 2003, the seven-month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through the fiscal period ended September 30, 2002	2006		2005		2004		2003		2003		2002(2)
Net Asset Value, Beginning of Period	$23.34		$22.31		$19.02		$15.19		$13.72		$17.88
Income from Investment Operations:
Net investment income/(loss)	.39		.15		.14		.05		.06		.02
Net gain/(loss) on securities (both realized and unrealized)	3.37		2.92		3.29		3.78		1.44		(4.18)
Total from Investment Operations	3.76		3.07		3.43		3.83		1.50		(4.16)
Less Distributions and Other:
Dividends (from net investment income)*	(.28)		(.11)		(.14)		–		(.03)		–
Distributions (from capital gains)*	(1.83)		(1.93)		–		–		–		–
Payment from affiliate	–		–	(3)	–	(3)	–		–		–
Total Distributions and Other	(2.11)		(2.04)		(.14)		–		(.03)		–
Net Asset Value, End of Period	$24.99		$23.34		$22.31		$19.02		$15.19		$13.72
Total Return**	17.08%		14.40	%(4)	18.14	%(4)	25.21%		10.96%		(23.27)%
Net Assets, End of Period (in thousands)	$1,068,045		$734,926		$464,450		$292,445		$176,768		$111,101
Average Net Assets for the Period (in thousands)	$921,447		$597,747		$395,466		$233,830		$148,748		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.78	%(7)	0.77	%(7)	0.77	%(7)	0.78	%(7)	0.79	%(8)	0.78%
Ratio of Net Expenses to Average Net Assets***(5)	0.77%		0.77%		0.77%		0.78%		0.79	%(8)	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.79%		0.82%		0.74%		0.75%		0.80%		0.83%
Portfolio Turnover Rate***	95%		86%		91%		97%		94%		65%
For a share outstanding during each fiscal year ended October 31, 2006, 2005 and 2004 the six-month fiscal period ended October 31, 2003, the seven-month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and the fiscal year ended September 30, 2002	2006		2005		2004		2003		2003		2002
Net Asset Value, Beginning of Period	$31.38		$33.19		$28.82		$23.18		$22.08		$24.58
Income from Investment Operations:
Net investment income/(loss)	.54		.37		.39		.13		.07		.12
Net gain/(loss) on securities (both realized and unrealized)	3.43		3.17		4.18		5.51		2.06		(.13)
Total from Investment Operations	3.97		3.54		4.57		5.64		2.13		(.01)
Less Distributions and Other:
Dividends (from net investment income)*	(.36)		(.39)		(.20)		–		(.07)		(.24)
Distributions (from capital gains)*	(4.45)		(4.96)		–		–		(.96)		(2.25)
Payment from affiliate	–	(3)	–	(3)	–		–		–		–
Total Distributions and Other	(4.81)		(5.35)		(.20)		–		(1.03)		(2.49)
Net Asset Value, End of Period	$30.54		$31.38		$33.19		$28.82		$23.18		$22.08
Total Return**	13.93	%(4)	11.57	%(4)	15.91%		24.23%		9.74%		(2.13)%
Net Assets, End of Period (in thousands)	$923,755		$1,185,733		$1,400,160		$1,497,333		$1,286,580		$1,223,227
Average Net Assets for the Period (in thousands)	$1,092,751		$1,323,226		$1,486,714		$1,454,779		$1,245,661		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.80	%(10)	0.79	%(10)	0.81	%(10)	0.82	%(10)	0.87	%(8)	0.82%
Ratio of Net Expenses to Average Net Assets***(5)	0.79%		0.79%		0.81%		0.82%		0.87	%(8)	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.51%		1.05%		1.12%		0.91%		0.48%		0.53%
Portfolio Turnover Rate***	62%		44%		50%		60%		45%		39%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Fiscal period May 17, 2002 (inception date) through September 30, 2002.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(7)  The ratio was 0.89% in 2006, 0.88% in 2005, 0.90% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.

(8)  Certain prior year amounts have been reclassified to conform to current year presentation.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 0.97% in 2006, 0.96% in 2005, 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds October 31, 2006 73

Notes to Schedules of Investments

Balanced Index	The Balanced Index is an internally calculated, hypothetical combination of indices that combines the total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index	Measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

74 Janus Core, Risk-Managed and Value Funds October 31, 2006

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities with extended settlement dates and/or option contracts.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Contrarian Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

  ß  Security is illiquid.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

ºº Schedule of Fair Valued Securities (as of October 31, 2006)

	Value	Value as a % of Net Assets
Janus Contrarian Fund
Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities (as of October 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Growth and Income Fund
Allegro Investment Corporation S.A., convertible, (Corning, Inc.), 20.10% (144A)	8/7/06	$56,914,676	$62,289,763	0.9%
Deutsche Bank A.G., convertible (Suncor Energy, Inc.), 20.53% (144A)	8/11/06	47,425,803	46,509,634	0.7%
Goldman Sachs Group, Inc., convertible, (Amazon.com, Inc. Amylin Pharmaceuticals, Inc., Apple Computer, Inc.), 40.00% (144A)	5/11/06	56,968,500	57,726,181	0.9%
Goldman Sachs Group, Inc., convertible, (Best Buy Company, Inc. Dell, Inc., Google, Inc.), 33.00% (144A)	5/8/06	56,973,500	52,666,303	0.8%
Goldman Sachs Group, Inc., convertible, (Celgene Corp. NVIDIA Corp., Peabody Energy Corp.), 46.75% (144A)	8/16/06	47,424,500	46,351,758	0.7%
Goldman Sachs Group, Inc., convertible, (NVIDIA Corp.), 24.20% (144A)	7/27/06	56,938,473	64,138,312	0.9%
Merrill Lynch & Company, Inc., convertible, (Valero Energy Corp.), 16.55% (144A)	1/23/06	57,599,820	50,268,934	0.7%
Morgan Stanley Co., convertible, (Neurocrine Biosciences, Inc.), 10.60% (144A)	5/10/06	47,492,891	9,848,756	0.1%
Morgan Stanley Co., convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	1/11/06	28,378,281	17,889,669	0.3%
		$456,116,444	$407,689,310	6.0%

Janus Core, Risk-Managed and Value Funds October 31, 2006 75

Notes to Schedules of Investments (continued)

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Research Fund
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	$336,316	$370,477	0.3%
Merrill Lynch & Company, Inc., convertible, (Gilead Sciences, Inc.), 0% (144A)	7/18/06	336,376	370,935	0.4%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	236,973	265,074	0.2%
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	7/24/06	236,973	265,928	0.2%
		$1,146,638	$1,272,414	1.1%

The Funds have registration rights for certain restricted securities held as of October 31, 2006. The issuer incurs all registration costs.

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2006.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/06
Janus Contrarian Fund
Ballarpur Industries, Ltd.	–	$–	–	$–	$–	$574,148	$27,947,437
Ceridian Corp.	2,249,110	56,208,651	12,945	327,052	(25,119)	–	200,629,490
Owens-Illinois, Inc.	10,818,745	189,541,348	–	–	–	–	179,591,167
Playboy Enterprises, Inc. - Class B	–	–	2,545	70,703	(47,206)	–	17,741,565
St. Joe Co.	4,002,860	215,032,253	56,945	3,912,645	(1,069,413)	1,826,724	250,914,891
		$460,782,252		$4,310,400	$(1,141,738)	$2,400,872	$676,824,550
Janus Growth and Income Fund
Align Technology, Inc.	–	$–	–	$–	$–	$–	$43,461,079
Janus Mid Cap Value Fund
Cooper Tire & Rubber Co.	950,000	$13,981,863	1,676,600	$29,867,567	$(10,082,627)	$1,154,664	$20,638,082
Cox Radio, Inc. - Class A	400,000	5,947,732	2,300,000	36,339,080	(1,203,320)	–	–
		$19,929,595		$66,206,647	$(11,285,947)	$1,154,664	$20,638,082
Janus Small Cap Value Fund
Dime Community Bancshares	250,000	$3,626,232	–	$–	$–	$973,000	$25,110,000
Edge Petroleum Corp.	1,100,000	24,715,220	–	–	–	–	20,031,000
Flushing Financial Corp.	1,320,000	22,185,061	–	–	–	299,290	23,218,800
		$50,526,513		$–	$–	$1,272,290	$68,359,800

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts and/or securities with extended settlement dates as of October 31, 2006 are noted below.

Fund	Aggregate Value
Core
Janus Balanced Fund	$123,568,923
Janus Contrarian Fund	1,066,866,985
Janus Fundamental Equity Fund(1)	17,349,088
Janus Growth and Income Fund	427,088,303
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	1,489,969

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2006.

76 Janus Core, Risk-Managed and Value Funds October 31, 2006

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund (Formerly named Janus Core Equity Fund), Janus Growth and Income Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund (Formerly named Janus Risk-Managed Stock Fund), Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-one funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares: Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund – Institutional Shares was also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Core, Risk-Managed and Value Funds October 31, 2006 77

Notes to Financial Statements (continued)

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2006
Core
Janus Balanced Fund	$499,519,002
Janus Contrarian Fund	325,545,144
Janus Fundamental Equity Fund(1)	46,279,789
Janus Growth and Income Fund	361,007,594
Janus Research Fund	16,055,722
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	6,972,336
Value
Janus Mid Cap Value Fund	515,608,916
Janus Small Cap Value Fund	369,471,950

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

As of October 31, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2006
Core
Janus Balanced Fund	$509,723,811
Janus Contrarian Fund	333,674,624
Janus Fundamental Equity Fund(1)	47,670,807
Janus Growth and Income Fund	371,947,402
Janus Research Fund	16,625,270
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	7,133,031
Value
Janus Mid Cap Value Fund	528,402,019
Janus Small Cap Value Fund	379,463,669

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

As of October 31, 2006, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Research Fund, which also invested $2,008,103 in foreign bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds, except INTECH Risk-Managed Stock Fund, may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a

78 Janus Core, Risk-Managed and Value Funds October 31, 2006

security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds, except INTECH Risk-Managed Stock Fund, may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of October 31, 2006, the Funds were not invested in short sales.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Bank Loans

Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements was $13,635,392 and the rate range was 5.32250% to 7.89063% during the fiscal year ended October 31, 2006 for Janus Balanced Fund.

Janus Core, Risk-Managed and Value Funds October 31, 2006 79

Notes to Financial Statements (continued)

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, INTECH Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. In addition, INTECH Risk-Managed Stock Fund may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). Janus Contrarian Fund recognized realized gains for written options of $2,216,570 during the fiscal year ended October 31, 2006.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Fund may recognize due to written call options.

Written option activity for the fiscal year ended October 31, 2006 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Contrarian Fund
Options outstanding, beginning of period	–	$–
Options written during period	20,800	3,684,806
Options expired during period	(10,800)	(2,040,357)
Options closed during period	(10,000)	(1,644,449)
Options exercised during period	–	–
Options outstanding, end of period	–	$–
Put Options	Number of Contracts	Premiums Received
Janus Contrarian Fund
Options outstanding, beginning of period	–	$–
Options written during period	20,800	2,203,902
Options expired during period	(10,800)	(1,066,238)
Options closed during period	(10,000)	(1,137,664)
Options exercised during period	–	–
Options outstanding, end of period	–	$–

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2006, there were no Funds invested in when-issued securities.

80 Janus Core, Risk-Managed and Value Funds October 31, 2006

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities). As of October 31, 2006, the Janus Growth and Income Fund and Janus Research Fund were invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk

The Funds, particularly Janus Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. Janus INTECH Risk-Managed Stock Fund does not intend to invest in high-yield/high-risk bonds.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on each Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair

Janus Core, Risk-Managed and Value Funds October 31, 2006 81

Notes to Financial Statements (continued)

value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on each Fund's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Core
Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	All Asset Levels	0.64
Janus Fundamental Equity Fund(1)	All Asset Levels	0.60
Janus Growth and Income Fund	All Asset Levels	0.62
Janus Research Fund	All Asset Levels	0.64
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	All Asset Levels	0.50
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64
Janus Small Cap Value Fund	All Asset Levels	0.72

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

Effective January 1, 2006 for Janus Research Fund and INTECH Risk-Managed Stock Fund and effective February 1, 2006 for Janus Contrarian Fund and Janus Mid Cap Value Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to INTECH Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Fund.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services.

By written agreement, Janus Services has agreed until March 1, 2007 to waive the transfer agency fee payable so that the total operating expenses (excluding extraordinary expenses) by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. Amounts waived by Janus Capital are disclosed as Excess Expense reimbursement on the Statement of Operations.

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Research Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of INTECH Risk-Managed Stock Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by INTECH Risk-Managed Stock Fund were $55,359 for the fiscal year ended October 31, 2006.

82 Janus Core, Risk-Managed and Value Funds October 31, 2006

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Core
Janus Balanced Fund	$57,489
Janus Contrarian Fund	15,387
Janus Fundamental Equity Fund(1)	1,193
Janus Growth and Income Fund	4,848
Value
Janus Mid Cap Value Fund - Investor Shares	2,457
Janus Small Cap Value Fund - Investor Shares	3,220
Janus Small Cap Value Fund - Institutional Shares	21

(1) Formerly named Janus Core Equity Fund.

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Funds
Core
Janus Balanced Fund	$3,230

For the fiscal year ended October 31, 2006, Janus Capital assumed $22,832 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolio's respective net assets at July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the fiscal year ended October 31, 2006.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $116,048 was paid by the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Core, Risk-Managed and Value Funds October 31, 2006 83

Notes to Financial Statements (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2006, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/06
Janus Government Money Market Fund
Janus Balanced Fund	$23,717,850	$23,717,850	$20,686	$–
Janus Contrarian Fund	9,204,340	9,204,340	4,542	–
Janus Fundamental Equity Fund(1)	18,890,024	18,890,024	16,692	–
Janus Growth and Income Fund	92,162,005	92,162,005	152,124	–
Janus Research Fund	1,669,292	1,669,292	1,142	–
INTECH Risk-Managed Stock Fund(2)	3,308,513	3,308,513	5,844	–
Janus Mid Cap Value Fund	139,606,391	239,606,391	1,929,517	–
Janus Small Cap Value Fund	42,242,308	67,242,308	588,707	–
	$330,800,723	$455,800,723	$2,719,254	$–
Janus Institutional Cash Reserves Fund
Janus Balanced Fund	$190,075,643	$161,351,643	$188,197	$28,724,000
Janus Contrarian Fund	195,303,983	184,720,983	244,599	10,583,000
Janus Fundamental Equity Fund(1)	42,784,915	31,369,415	96,521	11,415,500
Janus Growth and Income Fund	843,249,021	807,479,021	1,305,675	35,770,000
Janus Research Fund	15,315,336	15,017,336	15,840	298,000
INTECH Risk-Managed Stock Fund(2)	24,059,326	13,999,487	164,340	10,059,839
Janus Mid Cap Value Fund	667,860,200	705,347,609	13,942,721	207,512,591
Janus Small Cap Value Fund	245,744,690	210,571,000	5,859,196	165,173,690
	$2,224,393,114	$2,129,856,494	$21,817,089	$469,536,620
Janus Money Market Fund
Janus Balanced Fund	$78,725,501	$71,484,043	$222,366	$7,241,458
Janus Contrarian Fund	96,523,899	83,492,172	146,527	13,031,727
Janus Fundamental Equity Fund(1)	19,420,307	13,072,807	93,128	6,347,500
Janus Growth and Income Fund	205,312,324	205,312,324	321,276	–
Janus Research Fund	6,271,827	6,113,888	22,629	157,939
INTECH Risk-Managed Stock Fund(2)	16,561,519	5,144,000	142,022	11,417,519
Janus Mid Cap Value Fund	1,095,266,679	1,018,087,000	8,609,672	277,179,679
Janus Small Cap Value Fund	224,256,562	240,908,692	3,076,255	83,347,870
	$1,742,338,618	$1,643,614,926	$12,633,875	$398,723,692

(1)  Formerly named Janus Core Equity Fund

(2)  Formerly named Janus Risk-Managed Stock Fund

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Core
Janus Balanced Fund	$539,335,889	$994,655,513	$686,167,806	$497,127,307
Janus Contrarian Fund	1,752,866,904	1,357,817,534	–	–
Janus Fundamental Equity Fund(1)	607,705,597	420,830,976	–	–
Janus Growth and Income Fund	3,775,661,131	3,308,058,905	–	–
Janus Research Fund	143,698,610	91,983,542	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	509,903,239	446,839,396	–	–
Value
Janus Mid Cap Value Fund	5,635,669,469	4,809,633,952	–	–
Janus Small Cap Value Fund	1,278,692,414	1,760,574,547	–	–

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

84 Janus Core, Risk-Managed and Value Funds October 31, 2006

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Core
Janus Balanced Fund(1)	$7,000,587	$–	$(105,260,602)	$(162,000)	$403,238,132
Janus Contrarian Fund(1)	84,565,189	395,397,064	(177,623,264)	(2,393,629)	1,001,000,943
Janus Fundamental Equity Fund(2)	3,987,519	1,000,856	–	9,324	144,275,960
Janus Growth and Income Fund(1)	7,293,968	–	(87,673,670)	51,498	1,151,436,867
Janus Research Fund	5,009,115	2,171,736	–	4,644	8,604,886
Risk-Managed
INTECH Risk-Managed Stock Fund(3)	2,538,036	26,902,188	–	–	55,611,968
Value
Janus Mid Cap Value Fund	168,280,499	301,614,367	–	–	789,907,902
Janus Small Cap Value Fund	93,371,468	248,233,716	–	–	315,901,320

(1) Capital loss carryovers subject to annual limitations.

(2) Formerly named Janus Core Equity Fund.

(3) Formerly named Janus Risk-Managed Stock Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the year ended October 31, 2006

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2012	October 31, 2013	Accumulated Capital Losses
Core
Janus Balanced Fund(1)	$–	$–	$(28,124,616)	$(77,135,986)	$–	$–	$(105,260,602)
Janus Contrarian Fund(1)	(51,830,143)	(25,915,071)	–	(39,096,971)	(38,648,243)	(22,132,836)	(177,623,264)
Janus Growth and Income Fund(1)	–	–	–	(87,673,670)	–	–	(87,673,670)

(1) Capital loss carryovers subject to annual limitations.

Janus Core, Risk-Managed and Value Funds October 31, 2006 85

Notes to Financial Statements (continued)

During the fiscal year ended October 31, 2006 the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Core
Janus Balanced Fund	$154,644,820
Janus Contrarian Fund	25,915,071
Janus Fundamental Equity Fund(1)	73,979,455
Janus Growth and Income Fund	437,388,443

(1) Formerly named Janus Core Equity Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Core
Janus Balanced Fund	$2,579,540,415	$419,695,229	$(16,457,097)
Janus Contrarian Fund	3,351,097,731	1,096,583,329	(94,229,414)
Janus Fundamental Equity Fund(1)	912,733,669	174,233,861	(29,957,901)
Janus Growth and Income Fund	5,950,825,264	1,413,755,783	(262,271,507)
Janus Research Fund	120,272,821	12,410,598	(3,741,789)
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	452,129,090	59,341,900	(3,729,932)
Value
Janus Mid Cap Value Fund	6,005,172,045	884,004,280	(94,096,378)
Janus Small Cap Value Fund	2,160,386,788	382,933,933	(67,032,613)

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Core
Janus Balanced Fund	$46,406,557	$–	$–	$–
Janus Contrarian Fund	7,685,342	37,165,037	–	–
Janus Fundamental Equity Fund(1)	2,544,716	–	–	–
Janus Growth and Income Fund	96,013,676	–	–	–
Janus Research Fund	1,245,885	60,830	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	7,736,756	14,998,513	–	–
Value
Janus Mid Cap Value Fund	191,082,110	261,248,326	–	–
Janus Small Cap Value Fund	80,760,316	297,359,112	–	–

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

86 Janus Core, Risk-Managed and Value Funds October 31, 2006

For the fiscal year ended October 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Core
Janus Balanced Fund	$52,907,006	$–	$–	$–
Janus Contrarian Fund	5,326,059	–	–	–
Janus Fundamental Equity Fund(1)	2,694,004	–	–	–
Janus Growth and Income Fund	38,046,341	–	–	–
Janus Research Fund	–	–	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	5,143,417	5,460,153	–	–
Value
Janus Mid Cap Value Fund	118,868,936	210,439,839	–	–
Janus Small Cap Value Fund	34,123,164	421,820,543	–	–

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended October 31	Janus Balanced Fund		Janus Contrarian Fund		Janus Fundamental Equity Fund(1)
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	10,962	13,370	66,916	41,749	19,971	6,715
Reinvested dividends and distributions	1,990	2,454	2,933	403	103	131
Shares repurchased	(25,952)	(40,060)	(45,052)	(40,488)	(12,576)	(6,954)
Net Increase/(Decrease) in Fund Shares	(13,000)	(24,236)	24,797	1,664	7,498	(108)
Shares Outstanding, Beginning of Period	115,954	140,190	204,737	203,073	32,541	32,649
Shares Outstanding, End of Period	102,954	115,954	229,534	204,737	40,039	32,541
For each fiscal year or period ended October 31	Janus Growth and Income Fund		Janus Research Fund		INTECH Risk-Managed Stock Fund(2)
(all numbers in thousands)	2006	2005	2006	2005(3)	2006	2005
Transactions in Fund Shares
Shares sold	39,962	27,633	6,700	4,847	11,598	14,951
Reinvested dividends and distributions	2,557	1,150	111	–	1,463	737
Shares repurchased	(29,808)	(36,747)	(2,490)	(579)	(7,582)	(3,877)
Net Increase/(Decrease) in Fund Shares	12,711	(7,964)	4,321	4,268	5,479	11,811
Shares Outstanding, Beginning of Period	168,802	176,766	4,268	–	24,819	13,008
Shares Outstanding, End of Period	181,513	168,802	8,589	4,268	30,298	24,819

For each fiscal year ended October 31	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2006	2005	2006	2005
Transactions in Fund Shares – Investor Shares
Shares sold	64,536	74,639	5,736	7,704
Reinvested dividends and distributions	16,434	12,435	6,418	7,031
Shares repurchased	(52,818)	(40,916)	(17,025)	(16,691)
Net Increase/(Decrease) in Fund Shares	28,152	46,158	(4,871)	1,956
Shares Outstanding, Beginning of Period	180,201	134,043	42,945	44,901
Shares Outstanding, End of Period	208,353	180,201	38,074	42,945
Transactions in Fund Shares – Institutional Shares
Shares sold	12,688	11,541	4,182	5,968
Reinvested dividends and distributions	2,999	1,961	6,019	6,865
Shares repurchased	(4,428)	(2,840)	(17,743)	(17,228)
Net Increase/(Decrease) in Fund Shares	11,259	10,662	(7,542)	(4,395)
Shares Outstanding, Beginning of Period	31,482	20,820	37,788	42,183
Shares Outstanding, End of Period	42,741	31,482	30,246	37,788

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

(3) Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Core, Risk-Managed and Value Funds October 31, 2006 87

Notes to Financial Statements (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. Motions to dismiss the two actions brought by JCGI shareholders (actions (iv) and (v) described above) are fully briefed and pending before the district court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations. The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U. S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7. SUBSEQUENT EVENT

Effective December 31, 2006, Janus Research Fund will change its name to Janus Global Research Fund.

88 Janus Core, Risk-Managed and Value Funds October 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Fundamental Equity Fund (formerly Janus Core Equity Fund), Janus Growth and Income Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund (formerly Janus Risk-Managed Stock Fund), Janus Mid Cap Value Fund, and Janus Small Cap Value Fund (eight of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 11, 2006

Janus Core, Risk-Managed and Value Funds October 31, 2006 89

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance unanimously approved the continuation of the investment advisory agreement for each Fund (except Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, and Janus Worldwide Fund, whose advisory agreements were for current terms through February 1, 2007), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Stock Fund, whose subadvisory agreement had been recently approved by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to

90 Janus Core, Risk-Managed and Value Funds October 31, 2006

each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the

Janus Core, Risk-Managed and Value Funds October 31, 2006 91

Additional Information (unaudited) (continued)

subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements and subadvisory agreements were in the best interest of the respective Funds and their shareholders.

92 Janus Core, Risk-Managed and Value Funds October 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing option contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

Janus Core, Risk-Managed and Value Funds October 31, 2006 93

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the applicable Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

94 Janus Core, Risk-Managed and Value Funds October 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2006:

Capital Gain Distributions

Fund
Core
Janus Contrarian Fund	$37,165,037
Janus Research Fund	60,830
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	14,998,513
Value
Janus Mid Cap Value Fund	261,248,326
Janus Small Cap Value Fund	297,359,112

(1) Formerly named Janus Risk-Managed Stock Fund.

Dividends Received Deduction Percentage

Fund
Core
Janus Balanced Fund	35%
Janus Contrarian Fund	10%
Janus Fundamental Equity Fund(1)	100%
Janus Growth and Income Fund	57%
Janus Research Fund	5%
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	100%
Value
Janus Mid Cap Value Fund	36%
Janus Small Cap Value Fund	23%

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

Qualified Dividend Income Percentage

Fund
Core
Janus Balanced Fund	45%
Janus Contrarian Fund	75%
Janus Fundamental Equity Fund(1)	100%
Janus Growth and Income Fund	70%
Janus Research Fund	18%
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	100%
Value
Janus Mid Cap Value Fund	48%
Janus Small Cap Value Fund	23%

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Stock Fund.

Janus Core, Risk-Managed and Value Funds October 31, 2006 95

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 68 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	68	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	68		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	68		Director of the F.B. Heron Foundation (a private grantmaking foundation)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	68		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (industrial distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. Mullen also serves as director of Janus Capital Funds Plc consisting of 22 funds. Including Janus Capital Funds and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

96 Janus Core, Risk-Managed and Value Funds October 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	68	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	68	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	68	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett Worldwide (advertising agency) (2001-2005).	68	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 69	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation.	68	N/A

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Core, Risk-Managed and Value Funds October 31, 2006 97

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David C. Decker 151 Detroit Street Denver, CO 80206 Age 40	Executive Vice President and Portfolio Manager Janus Contrarian Fund	9/96-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

James P. Goff 151 Detroit Street Denver, CO 80206 Age 42	Executive Vice President Janus Research Fund	2/05-Present	Vice President and Director of Research of Janus Capital. Formerly, Portfolio Manager (1992-2002) for Janus Enterprise Fund.

Marc Pinto 151 Detroit Street Denver, CO 80206 Age 45	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation.

Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age 30	Executive Vice President and Portfolio Manager Janus Fundamental Equity Fund Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 1/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	President and Chief Executive Officer	1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004), and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

98 Janus Core, Risk-Managed and Value Funds October 31, 2006

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Core, Risk-Managed and Value Funds October 31, 2006 99

Notes

100 Janus Core, Risk-Managed and Value Funds October 31, 2006

Notes

Janus Core, Risk-Managed and Value Funds October 31, 2006 101

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/06)

C-1206-4  111-02-103 12-06

2006 Annual Report

Janus International & Global Funds

Janus Global Opportunities Fund

Janus Overseas Fund

Janus Worldwide Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus International & Global Funds

President and CEO Letter to Shareholders	1

Management Commentaries and Schedules of Investments

Janus Global Opportunities Fund	6

Janus Overseas Fund	11

Janus Worldwide Fund	17

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	26

Notes to Schedules of Investments	28

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	38

Additional Information	39

Explanations of Charts, Tables and Financial Statements	42

Designation Requirements	44

Trustees and Officers	45

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black
Chief Executive Officer

Dear Shareholders,

In my letter to you last spring, I mentioned that the one thing investors can consistently count on is that there is no consistency in the markets. We received a somewhat painful reminder of this in July and August when the markets experienced a sharp pullback. Although the correction was short-lived and the markets had fully recovered by October, it is volatility like this that can test the patience and willpower of many investors.

At Janus, our will is strong. And with consistency as our goal – consistency in investment returns across different market cycles – we continued to focus on finding what we believe are the best securities for your Funds via a disciplined investment process. I'm pleased to report that I believe this strategy proved successful, and we ended the fiscal year with solid, firm-wide returns1 versus the Russell 1000® Growth Index2.

Performance Notables

Specifically, 64% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns for the one-year period ended October 31, 2006. Even more impressive are our longer-term results, with 78% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 73% ranking in Lipper's top two quartiles for the five-year period. In addition, over the past three years, Janus' U.S. equity funds have gained an average of 14.05% annually, versus a 7.63% gain for the Russell 1000® Growth Index and an 11.44% gain for the S&P 500® Index. (See performance and complete rankings on pages 3-4).

Although the following pages offer a detailed discussion of performance for each of our Funds, a few bear special mention. Janus Fund, our flagship fund, has made notable progress. Since assuming management last February, David Corkins has put his own unique thumbprint on the Fund. This has contributed significantly to the Fund's ranking within Lipper's first-quartile for the one-year period and second quartile for the three- and five-year periods ended October 31, 2006 (based on total returns in the large-cap growth fund category). Similarly, our new asset allocation funds, Janus Smart Portfolios, are worth highlighting. Although not yet open a full year, each of the three portfolios – Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative – have performed to our expectations, outpacing their internally-calculated, hypothetical secondary indices since inception (December 31, 2005 through October 31, 2006). I'd also like to remark on the outstanding performance of Janus Overseas Fund, which returned first-quartile performance across all periods as of October 31, 2006 (based on total returns in the international funds category). This Fund has proven to be a strong offering for investors looking for international and emerging markets exposure, and manager Brent Lynn and the international team are to be commended for the Fund's impressive gains.

People and Process

While a disciplined investment process was certainly key to our strong, firm-wide performance during the fiscal year, it wasn't the only factor at work. Risk management also played an important role in our results. With guidance from Dan Scherman, Director of Risk and Trading, and his team, our portfolio managers are spending more time assessing the risks they're taking in the markets in an attempt to ensure that they are being compensated for those risks in the form of solid returns. In addition to analyzing risk at the portfolio level, we also examine it from a firm-wide perspective. Ultimately, our goal is to minimize the amount of risk we're taking while maximizing the amount of returns we generate for our shareholders.

The individuals behind our process – our research analysts and portfolio managers – are equally responsible for our strong relative performance. Importantly, our portfolio managers have demonstrated their commitment to the success of your Funds by investing a portion of their discretionary income in the Funds they manage. In fact, in a June 2006 study by Morningstar, a provider of mutual fund ratings and research, Janus ranked first among fund companies whose managers have the largest collective investment in the funds they manage. We believe there is no greater incentive to perform well for our shareholders than to invest in our Funds right alongside them.

A Better, Stronger Team

Our employees are our greatest assets here at Janus. However, we feel that it's crucial to have the right people in the right places – positions where they can have the greatest positive impact on our shareholders. We

Janus International & Global Funds October 31, 2006 1

Continued

consequently made some changes to our investment team this year. These included transitioning the leadership of Janus Mercury Fund3 to the research team, led by Jim Goff, who have all done an excellent job at the helm of Janus Research Fund4. We also transitioned the leadership of Janus Olympus Fund to Ron Sachs, manager of Janus Orion Fund – a Fund with similar investment objectives and that subsequently merged with Janus Olympus Fund on October 31, 2006. Ron's track record as a portfolio manager gives us, and hopefully you, confidence that Janus Olympus Fund shareholders are in very capable hands. We also promoted analysts Barney Wilson and Brad Slingerlend to co-managers of Janus Global Technology Fund, and analysts Brian Schaub and Chad Meade to co-managers of Janus Triton Fund. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

On a related note, Jonathan Coleman and Gibson Smith were recently appointed Janus' co-chief investment officers (CIOs) in charge of our equity, fixed-income and money-markets teams. Their new roles will not change Jonathan's and Gibson's portfolio management responsibilities, but will allow me to step back from my CIO role so I can focus primarily on helping Janus grow. Jonathan and Gibson are respected by their peers, know our business well and have strong leadership skills and complementary investment backgrounds. They are, without question, the most qualified people to oversee our investment process and team.

Market Outlook

As we look ahead to a new fiscal year, we're confident in how Janus is positioned and optimistic about what we see in the economy and markets. Recent data suggest that a potential "soft economic landing" may decrease – but not eliminate – the possibility of future interest rate increases by the Federal Reserve (Fed). That said, we're monitoring the entire inflation picture by keeping a close eye on a slowdown in the housing market and wage inflation, as these economic indicators are among the things the Fed considers when trying to gauge increasing inflation. We're also encouraged by corporate profits, which have increased for 16 consecutive quarters. Balance sheets appear to be in good shape due to significant cash levels on the companies' books. Providing further underpinning for equity valuations are private equity-led corporate buyouts.

Regardless of the economic uncertainty and market volatility that occasionally test the patience of some investors, Janus remains committed to a disciplined investment process and to meeting the long-term financial goals of our shareholders. That's one thing Janus investors can consistently count on.

Sincerely,

Gary Black
Chief Executive Officer

1Based on one-year total returns as of October 31, 2006, for Janus Investment Fund, Janus Adviser Series, Janus Aspen Series, Institutional portfolios and separately managed accounts, excluding products subadvised by Enhanced Investment Technologies, LLC (INTECH) and Perkins, Wolf, McDonnell and Company, LLC.

2Returns for the Russell 1000® Growth Index include the following 10 sectors: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, information technology, materials, telecommunications services and utilities.

3Effective on or about December 31, 2006, Janus Mercury Fund will change its name to Janus Research Fund. The Fund will continue to be managed with the same investment objective and strategies.

4Effective on or about December 31, 2006, Janus Research Fund will change its name to Janus Global Research Fund and adopt an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

2 Janus International & Global Funds October 31, 2006

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	9	61 / 711	48	292 / 608	30	142 / 488	41	71 / 173	10	2 / 19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	19	113 / 611	7	33 / 481	30	112 / 377	63	88 / 140	34	17 / 50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	25	177 / 711	6	33 / 608	24	113 / 488	3	5 / 173	2	1 / 80
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	6 / 495	1	2 / 421	5	15 / 332	N/A	N/A	30	76 / 255
Janus Triton Fund (2/05)	Small-Cap Growth Funds	8	41 / 561	N/A	N/A	N/A	N/A	N/A	N/A	4	16 / 515
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	14	99 / 711	1	1 / 608	2	9 / 488	1	1 / 173	3	1 / 39
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	5	25 / 561	14	64 / 464	9	32 / 372	31	41 / 135	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	81	144 / 178	23	37 / 161	54	70 / 129	N/A	N/A	39	19 / 48
Janus Global Technology Fund (12/98)	Science & Technology Funds	37	106 / 289	48	124 / 261	57	131 / 232	N/A	N/A	28	21 / 76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	20	83 / 414	23	66 / 291	44	97 / 221	3	2 / 96	4	1 / 27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 903	1	1 / 636	1	4 / 462	N/A	N/A	15	49 / 346
Janus Fundamental Equity Fund(1)(2) (6/96)	Large-Cap Core Funds	40	319 / 810	2	11 / 677	6	30 / 573	1	2 / 248	1	1 / 221
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	81	656 / 810	15	100 / 677	29	166 / 573	4	9 / 248	5	4 / 83
Janus Research Fund (2/05)	Multi-Cap Growth Funds	2	8 / 495	N/A	N/A	N/A	N/A	N/A	N/A	2	6 / 458
INTECH Risk-Managed Stock Fund(3) (2/03)	Multi-Cap Core Funds	57	513 / 903	9	51 / 636	N/A	N/A	N/A	N/A	25	145 / 591
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	52	147 / 283	43	91 / 215	38	58 / 152	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	73	502 / 691	65	340 / 528	67	280 / 417	N/A	N/A	14	19 / 135
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	53	135 / 258	78	195 / 249	73	164 / 225	77	111 / 144	84	62 / 73
Janus Flexible Bond Fund(1) (7/87)	Intermediate Invest. Gr. Debt	40	192 / 485	54	226 / 422	22	73 / 344	30	45 / 149	25	6 / 23
Janus High-Yield Fund (12/95)	High Current Yield Funds	27	120 / 448	48	183 / 387	63	196 / 311	14	16 / 116	3	3 / 101
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	49	114 / 232	32	60 / 192	44	61 / 139	29	20 / 70	54	14 / 25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	97	363 / 375	98	298 / 305	49	114 / 232	N/A	N/A	29	65 / 224
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 937	1	1 / 787	8	46 / 641	4	10 / 258	1	1 / 119
Janus Worldwide Fund(1) (5/91)	Global Funds	78	291 / 375	98	299 / 305	97	225 / 232	68	61 / 89	28	5 / 17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Core Equity Fund.

(3) Formerly named Janus Risk-Managed Stock Fund.

(4)Rating is for the Investor Share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International & Global Funds October 31, 2006 3

Performance (unaudited)

	Average Annual Total Return for the periods ended 10/31/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	12.31%	6.82%	4.42%	6.17%	13.71%
Janus Enterprise Fund (9/92)	15.63%	14.99%	9.00%	6.76%	11.28%
Janus Mercury Fund (5/93)	10.00%	10.22%	4.92%	8.62%	12.30%
Janus Orion Fund(1)(2)(3)(4) (6/00)	22.58%	19.24%	12.91%	N/A	(0.66)%
Janus Twenty Fund*(3)(5) (4/85)	11.35%	16.11%	8.33%	9.81%	13.33%
Janus Venture Fund*(6) (4/85)	21.69%	13.11%	13.32%	9.87%	13.51%
Janus Balanced Fund (9/92)	13.41%	9.62%	6.72%	9.79%	11.24%
Janus Contrarian Fund*(1)(7) (2/00)	24.60%	21.15%	16.14%	N/A	9.41%
Janus Fundamental Equity Fund(8) (6/96)	15.15%	14.69%	9.17%	11.80%	12.73%
Janus Growth and Income Fund (5/91)	11.56%	12.17%	6.78%	10.90%	13.18%
INTECH Risk-Managed Stock Fund(8) (2/03)	14.10%	14.65%	N/A	N/A	18.67%
Janus Mid Cap Value Fund - Investor Shares(8) (8/98)	16.88%	16.35%	14.95%	N/A	17.49%
Janus Small Cap Value Fund - Investor Shares*(5) (10/87)	13.71%	13.55%	12.61%	15.09%	N/A
S&P 500® Index	16.34%	11.44%	7.26%	8.64%	N/A
Russell 1000® Growth Index	10.84%	7.63%	4.07%	5.76%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(3)Returns have sustained significant gains due to market volatility in the healthcare sector.

(4)Returns have sustained significant gains due to market volatility in the financials sector.

(5)Due to certain investment strategies, the Fund may have an increased position in cash.

(6)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

(7)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(8)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Total return includes reinvestment of dividends, distributions and capital gains.

A Fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, Fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Effective 6/30/06 Janus Core Equity Fund changed its name to Janus Fundamental Equity Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus International & Global Funds October 31, 2006

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus International & Global Funds October 31, 2006 5

Janus Global Opportunities Fund (unaudited)

Ticker: JGVAX

Fund Snapshot

This global fund seeks to find strong world-class businesses at attractive valuations.

Jason Yee
co-portfolio
manager

Gregory Kolb
co-portfolio
manager

Performance Overview

Janus Global Opportunities Fund advanced 10.96% over the 12-month period ended October 31, 2006. While this was reasonable performance on an absolute return basis, the Fund nevertheless posted disappointing results versus its benchmark, the Morgan Stanley Capital International World IndexSM, which returned 21.32% during the period.

While virtually every shareholder letter starts out with a discussion of returns, very few make even casual mention of the risks undertaken to achieve these returns. Part of the reason behind this is simply that risk is not easily measurable. While the academic world would conveniently equate risk to relative volatility, for most investors the Webster dictionary definition of risk as "possibility of loss or injury" is much more relevant and appropriate in my view. I can assure you that risk management of the Fund during my tenure has always focused on the latter definition – that is, minimizing this "possibility of (financial) loss or injury" – rather than hoping to tame volatility.

The lack of easy and precise measurements of risk in a portfolio is belied by the exhaustive quantitative approach traditionally found in the investment industry. In-house risk management experts or a committee armed with fancy software and statistics galore, dissect portfolios by every factor imaginable. While this approach may be viewed as reasonable, especially in highlighting correlations within a diverse portfolio, the real crux of risk management involves more qualitative study and a common sense approach. As Warren Buffett duly noted, "Just as Justice Stewart found it impossible to formulate a test for obscenity but nevertheless asserted, 'I know it when I see it,' so also can investors – in an inexact but useful way – 'see' the risks inherent in certain investments without reference to complex equations or price histories."

The risks in a portfolio that are most easily measurable seem to be overly emphasized as important factors in explaining both risks and returns. Take geographic exposure, for instance. The fact that the Fund holds approximately half of its portfolio in foreign securities (or half in U.S. securities) is not obviously interesting or relevant to a global fund that is designed by charter to invest across the world. After all, what do British Sky Broadcasting, a leading U.K. media company, and Esprit Holdings, a Hong Kong-based apparel retailer, have in common, other than being non-U.S.-based companies? Different industries, different geographic exposure, different customers, different functional currencies...it is not apparent to us that there is a lot in common, nor should those two businesses be particularly correlated to one another. Similarly, Apollo Group and Ligand Pharmaceuticals – two U.S. companies owned in the Fund which we will mention later – may share a few common attributes including domicile, but the primary business issues facing Apollo in the for-profit education business are quite different from the issues facing Ligand in the healthcare area. To be fair, geographic exposure can sometimes become relevant for periods of secular growth or decline in a country – think emerging markets or Japan for examples – but is generally an overly simplistic risk characteristic, especially for fundamental, bottom-up investing and longer investment time horizons.

The same could be said for risk from general economic conditions, in our view. For any particular period, interest rates, inflation, employment, housing starts, consumer sentiment, and other economic indicators may go up or down; how this impacts the net asset value of the Fund is apparent only in retrospect and not always causal. And these factors change very quickly. Like most in this profession, I am aware of economic conditions in many different parts of the world, but am generally suspicious of these conditions as the arbiter financial markets and prices. Some current examples include the following: Are steady interest rates a good or bad indicator for the U.S. economy? Is the Federal Reserve (Fed) in front of or behind the curve in terms of keeping inflation under control? How does this U.S. policy impact the economic conditions of other countries around the world? These questions are best left for the commentators and pundits to forecast, and there is certainly no agreement. Furthermore, we are unsure how these conditions (even if one could predict them) are relevant to a discussion of risk or return in the Fund. In our opinion, risk management is probably better done from a micro (business model, competition, etc.) perspective versus a macro (geography, economic conditions, etc.) perspective.

Many other professions outside of the investment industry also think of risk in a similar sense. My studies of mechanical engineering during college introduced me to the concept of a "safety factor". If a bridge is built to withstand a certain load, the design is often required to have a safety factor of three (actually to withstand three times this expected load). The safety factor hopes to encompass a certain margin of error and account for unforeseen and unexpected situations, to manage the risk of catastrophic failure. This concept seems quite obvious in engineering, perhaps because the consequences of failure are so high. But perhaps this concept should also be obvious with regard to investing.

Managing risk is one of the most basic concepts in investing – it defines the very nature of being an investment manager. In times of high returns and frothy equity markets, it is tempting to become less vigilant on the risk equation and more focused on reward. After all, if your neighbor is making unbelievable returns in an investment or asset class, why shouldn't you be making those returns too? For many investors, the prospect of being "left behind" is often too great to bear, and unfortunately this leads to ill-timed investments at ill-advised prices. It is exactly this temptation which we hope to avoid by means of a disciplined investment and risk management process. While sometimes this means we reap less reward in any given short-term period, this discipline will likely be rewarded when the environment inevitably becomes less favorable. And over time, we believe this strategy should help the Fund achieve its goal of solid overall risk-adjusted returns.

Our common sense approach to managing risk in the Fund manifests itself in a number of ways. First of all, through diligent fundamental research, we strive to understand the forces shaping the business, industry and competitive landscape of the investment and assess the various different potential outcomes. Secondly, we strive to invest in high quality businesses and management teams to hopefully increase the probability of successful outcomes. And finally, we strive to purchase these businesses at attractive, discounted prices in order to manage downside risk, especially if we should be incorrect in our assessments of the future. We believe these three risk management

6 Janus International & Global Funds October 31, 2006

(unaudited)

techniques, while imprecise and imperfect in nature, offer the best chances of achieving an adequate balance of risk and return for the Fund over the long term.

What are the risks in our investment in Apollo Group, the largest detractor during the period? We believe the primary risk is not predicated on how the price moves up and down on a daily basis (volatility) but how sustainable and competitively advantaged its business model turns out to be (business risk). As equity owners in a business, albeit minority shareholders, it seems logical to equate the long-term risk of ownership to the long-term business risk of its operations, economic model and competitive positioning. Can Apollo Group successfully attract a new customer segment for its educational services? Will the return on investment for this customer prove to be attractive versus its historical returns? Will the current options pricing scandal prove to be a minor, temporary distraction? At present valuations, we believe the market is definitively answering "no". We think that is overly pessimistic and have maintained our position.

What were the risks involved with Ligand Pharmaceuticals, the largest contributor to the Fund during the period? The fact that it has returned over 40% in the past year is very measurable, but the risk is much less quantifiable, even in retrospect. There are more possibilities (almost infinite) than there are actual outcomes (one), so a favorable outcome does not necessarily imply anything about the investment's risk profile. We would like to believe our investment and risk management process of thorough fundamental research, high quality businesses and attractive purchase prices contributed to this successful outcome. This case in particular highlights the importance of attractive purchase prices. Even when the fundamentals of the company did not progress exactly as we had hoped, the company was able to realize value through strategic transactions and asset restructuring, and thus provide us with an adequate return.

Despite all these complex issues related to risk, risk management and uncertainty in investing, there is reason to be optimistic. By simply recognizing some of the risks and uncertainties associated with investing, we feel we are better prepared to adjust our thinking accordingly to become better, more successful investors. As famed physicist Richard Feynman so eloquently stated, "The first principle is that you must not fool yourself and you are the easiest person to fool." Or as Feynman put it even more bluntly, "I'm smart enough to know that I'm dumb."

Simply put, recognizing limitations in measuring risk is the first step towards intelligent risk management. A substantial portion of our time is spent examining the risks of specific investments and the Fund as a whole. With much of our net worth invested right alongside yours, we hope to deliver adequate returns in the Fund without incurring excessive risk.

Thank you for your continued support of Janus Global Opportunities Fund.

Janus Global Opportunities Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Ligand Pharmaceuticals, Inc. - Class B Pharmaceutical developer - U.S.	1.93%
JP Morgan Chase & Co. Financial products and services provider - U.S.	1.79%
Koninklijke (Royal) Philips Electronics N.V. Global electronics company - Netherlands	1.63%
Esprit Holdings, Ltd. High quality life-style products wholesaler - Bermuda	1.26%
Liberty Global, Inc. - Class A Broadcast services and programming - U.S.	1.04%

5 Largest Detractors from Performance – Holdings

Contribution
Apollo Group, Inc. - Class A Higher education provider - U.S.	(1.25)%
Promise Company, Ltd. Consumer financing company - Japan	(1.08)%
Acom Company, Ltd. Consumer financing company - Japan	(0.74)%
Expedia, Inc. Online travel services provider - U.S.	(0.56)%
Dell, Inc. Worldwide computer systems and services - U.S.	(0.48)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Media	3.16%	12.45%	2.97%
Consumer Durables & Apparel	2.96%	10.61%	2.20%
Pharmaceuticals & Biotechnology	2.47%	3.52%	7.11%
Retailing	2.24%	15.43%	2.63%
Capital Goods	1.56%	8.26%	7.73%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Services	(1.72)%	6.13%	1.48%
Technology Hardware & Equipment	(0.48)%	3.97%	5.34%
Diversified Financials	(0.03)%	8.08%	6.98%
Communication Services & Supplies	0.00%	0.40%	0.90%
Utilities	0.00%	0.00%	4.09%

Janus International & Global Funds October 31, 2006 7

Janus Global Opportunities Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Dell, Inc. Computers	8.2%
Willis Group Holdings, Ltd. Insurance Brokers	5.9%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	5.7%
IAC/InterActiveCorp E-Commerce/Services	5.4%
British Sky Broadcasting Group PLC Television	5.2%
30.4%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

8 Janus International & Global Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Since Inception*
Janus Global Opportunities Fund	10.96%		10.00%		8.70%
Morgan Stanley Capital International World IndexSM	21.32%		10.39%		6.93%
Lipper Quartile	4	th	2	nd	2	nd
Lipper Ranking - based on total return for Global Funds	363/375		114/232		65/224

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – June 29, 2001

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$995.50	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

*Expenses are equal to the annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus International & Global Funds October 31, 2006 9

Janus Global Opportunities Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 96.4%
Agricultural Chemicals - 2.2%
20,007	Syngenta A.G.*	$3,230,904
Broadcast Services and Programming - 4.8%
266,573	Liberty Global, Inc. - Class A*	6,994,876
Cellular Telecommunications - 2.0%
1,105,391	Vodafone Group PLC	2,846,609
Computers - 8.2%
493,500	Dell, Inc.*	12,006,856
Dental Supplies and Equipment - 2.7%
120,725	Patterson Companies, Inc.*,#	3,965,816
Distribution/Wholesale - 5.1%
773,500	Esprit Holdings, Ltd.	7,489,141
Diversified Operations - 5.7%
282,615	Tyco International, Ltd. (U.S. Shares)	8,317,359
E-Commerce/Products - 3.4%
130,055	Amazon.com, Inc.*,#	4,953,795
E-Commerce/Services - 8.8%
299,987	Expedia, Inc.*,#	4,874,789
254,387	IAC/InterActiveCorp*	7,880,910
		12,755,699
Electronic Components - Miscellaneous - 4.2%
177,115	Koninklijke (Royal) Philips Electronics N.V.	6,187,078
Finance - Consumer Loans - 2.9%
49,350	Acom Company, Ltd.	1,898,807
62,850	Promise Company, Ltd.	2,273,144
		4,171,951
Finance - Investment Bankers/Brokers - 4.7%
144,565	JP Morgan Chase & Co.	6,858,164
Food - Canned - 2.7%
152,820	TreeHouse Foods, Inc.*	3,875,515
Food - Catering - 3.2%
364,629	Nissin Healthcare Food Service Company, Ltd.	4,598,587
Food - Retail - 3.8%
93,430	Metro A.G.	5,552,068
Insurance Brokers - 5.9%
225,575	Willis Group Holdings, Ltd.	8,578,617

Shares or Principal Amount		Value
Multimedia - 2.3%
89,822	Vivendi Universal S.A.#	$3,401,384
Property and Casualty Insurance - 4.1%
745,000	Nipponkoa Insurance Company, Ltd.	5,930,443
Reinsurance - 2.2%
913	Berkshire Hathaway, Inc. - Class B*	3,209,195
Retail - Apparel and Shoe - 1.8%
74,223	Next PLC	2,661,794
Rubber/Plastic Products - 3.7%
314,000	Tenma Corp.	5,340,054
Savings/Loan/Thrifts - 3.5%
329,060	NewAlliance Bancshares, Inc.#	5,093,849
Schools - 3.3%
130,470	Apollo Group, Inc. - Class A*	4,822,171
Television - 5.2%
727,274	British Sky Broadcasting Group PLC	7,526,203
Total Common Stock (cost $121,589,387)		140,368,128
Other Securities - 10.5%
15,265,093	State Street Navigator Securities Lending Prime Portfolio† (cost $15,265,093)	15,265,093
Total Investments (total cost $136,854,480) – 106.9%		155,633,221
Liabilities, net of Cash, Receivables and Other Assets – (6.9)%		(9,966,517)
Net Assets – 100%		$145,666,704

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$24,385,117	15.6%
France	3,401,384	2.2%
Germany	5,552,068	3.5%
Japan	20,041,035	12.9%
Netherlands	6,187,078	4.0%
Switzerland	3,230,904	2.1%
United Kingdom	13,034,606	8.4%
United States††	79,801,029	51.3%
Total	$155,633,221	100.0%

††Includes Other Securities (41.5% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.

10 Janus International & Global Funds October 31, 2006

Janus Overseas Fund (unaudited)

Ticker: JAOSX

Fund Snapshot

This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Brent Lynn
portfolio manager

Performance Overview

During the 12-month period ended October 31, 2006, Janus Overseas Fund returned 50.71%. Its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned 27.52%, and its secondary benchmarks, the MSCI EAFE® Growth Index and the MSCI All Country World ex-U.S. IndexSM, returned 24.04% and 28.40%, respectively, for the same period. While I am very pleased with the short-term performance of the Fund, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Fund.

Investment Strategy

In general, global stock markets had a very positive year, driven by an environment of reasonable economic growth combined with still moderate interest rates and inflation. The U.S. economy continued to demonstrate remarkable resilience in the face of high oil prices, rising interest rates and a slowing housing market. The economies of continental Europe and Japan showed signs of moderate growth. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization and infrastructure development. The Chinese economy has become the key growth engine for the Asian region and one of the key pillars of growth for the world.

Holdings in India, Brazil, Hong Kong, Japan and Canada significantly contributed to the Fund's performance during the period. On a sector basis, our investments in energy, real estate, consumer services and materials companies were significant positive contributors to performance.

Another factor affecting the Fund's absolute performance was currency. During the 12-month period, currency had a positive impact of 3.24% as the Fund was unhedged and the dollar depreciated in value versus many global currencies. However, currency negatively affected the Fund relative to the benchmark. The Fund had significantly less exposure to the United Kingdom and Europe than its benchmark, and the European currencies and the British pound performed strongly versus the dollar during the period.

Our emerging market exposure remained at the high end of historical trends. We continued to find that many of the most exciting investment ideas were based in Asia and Brazil. We believe that many of our emerging market holdings have a combination of attractive valuations and exciting medium- to long-term growth prospects. We also believe that many emerging market companies have improved their corporate disclosure and allocation of capital.

Global financial markets corrected sharply in May and June as renewed fears about U.S. inflation and concerns over rising U.S. interest rates spread across the world. Potential Chinese austerity measures, a new Federal Reserve Chairman and geopolitical instability added to the uncertainty in the markets. Investors responded by reducing risk levels. Some asset classes that had outperformed in recent quarters, such as commodities and emerging markets, were especially hard hit. Holding significant exposure to commodity companies and emerging market companies, the Fund declined significantly during the selloff.

Many of our holdings recovered in the third quarter as stocks generally bounced back. The Federal Reserve's decision to stop raising interest rates contributed to increased stability, as did improved U.S. inflation data and a reasonable global economic growth picture.

Although the volatility over the past six months was unsettling, I don't believe that small moves in short-term U.S. interest rates fundamentally affect the medium- and long-term prospects for most of our companies. As the market sold off during the second quarter, we reviewed the Fund stock by stock. In cases where our highest conviction stocks had fallen sharply and valuations looked particularly compelling, I added to some of our existing positions.

To help fund these purchases, I sold some positions that had performed relatively well during the period. While I still believed in the management and long-term growth opportunities of many of the companies I sold, other high conviction stocks appeared to offer more attractive valuations.

Conglomerate, Real Estate and Consumer Discretionary Stocks Performed Well

The leading contributor during the 12-month period was Indian conglomerate Reliance Industries. Detailed industry analysis and numerous company checks by analysts Laurent Saltiel and Geoff Jay gave us confidence in the sustainability of the global petrochemicals cycle and especially the global refining cycle. With world class assets and a strong position in the fast growing Indian market, we believe Reliance should be able to maintain higher than industry margins in its petrochemicals and refining businesses. In addition, Geoff's analysis of Reliance's exploration properties offshore of India's East Coast indicated the potential for significant increases in the company's oil and gas reserves. We're also excited about the company's plans to enter the undeveloped retail industry in India and we see potential in its recently announced plans to develop special economic zones in India. Laurent's and Geoff's checks and analysis gave me the confidence to hold a large position in Reliance throughout the period.

Another top performer was Canadian fertilizer company Potash Corporation of Saskatchewan. In analyzing the company, Laurent Saltiel has conducted thorough checks with global fertilizer competitors, leading agriculture logistics providers, as well as key buyers of fertilizer and agricultural commodities. Laurent concluded that the medium-term outlook for supply and demand in potash fertilizer was very favorable for price increases and that the company should disproportionately benefit from increased potash demand due to their strong competitive position and ability to quickly bring incremental capacity on stream at low cost. Recent trends in potash pricing and favorable negotiations with Chinese fertilizer buyers indicate that Laurent's analysis has been correct. Laurent's work on Potash gave me the confidence to significantly increase the Fund's position during the period.

Li & Fung, a Hong Kong based logistics provider for the apparel and consumer product sectors, was another strong contributor to performance. Analyst Dan Kozlowski's meetings with logistics companies and retailers helped us appreciate Li & Fung's competitive advantages and open-ended long-term growth prospects as more and more U.S. and European retailers outsource non-core areas such as manufacturing logistics for their products. Dan's meetings also helped us understand the potential for margin expansion and the potential for very accretive acquisitions of smaller logistics companies in Asia and in the U.S. Additionally, Dan's analysis gave me the conviction to build a large position in Li & Fung during the period.

Sugar, Software, Insurance and Agricultural Companies Diminished Performance

Indian sugar producers Balrampur Chini Mills, Bajaj Hindusthan and Shree Renuka Sugars were among the detractors to Fund performance during the period. These stocks were hit as a result of a

Janus International & Global Funds October 31, 2006 11

Janus Overseas Fund (unaudited)

sharp fall in global sugar prices and a temporary ban on sugar exports by the Indian government. In hindsight, I had been overly optimistic about the short- and medium-term outlook for sugar prices. However, I held onto these positions during the period, because of attractive valuations and very strong sugar capacity expansions at each of these companies.

Checkpoint Software, an Israeli security software firm, was another detractor during the period. Although I believe that Checkpoint can maintain its strong competitive position in the enterprise security market, I sold the stock over disappointment with the pace of new product sales.

I also exited our position in Millea Holdings, the largest non-life insurance company in Japan. I continue to believe that the company has strong competitive advantages in non-life insurance and that the management has made important strides to improve capital allocation. While the stock had been a strong performer over the past few years, I felt we had more attractive investment opportunities elsewhere.

Despite poor performance during the period, I held on to our position in Chaoda Modern Agriculture, the leading private Chinese vegetable producer. Analyst Matt Hochstetler has done some detailed work to better understand the Chinese agriculture market. As a result of Matt's work, I have more confidence in the sustainability of Chaoda's business model and long-term growth for the company.

Investment Strategy and Outlook

By nature, global stock markets often experience significant volatility. During volatile markets, such as May through June of this year, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team. Laurent, Geoff, Dan, Matt and the rest of Janus' investment team travel thousands and thousands of miles every year meeting competitors, suppliers and customers of the companies in the Fund. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Fund.

During the past 12-months, the markets and the Fund have performed well. I consider 12 months to be a short length of time, and in future 12-month periods, the performance of the Fund may certainly be worse or even negative. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Janus Overseas Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	5.30%
China Overseas Land & Investment, Ltd. Real estate operator and developer - Hong Kong	2.77%
Potash Corporation of Saskatchewan, Inc. Agricultural chemical producer - Canada	2.75%
All America Latina Logistica (GDR) Railroad transportation provider - Brazil	2.55%
Melco International Development, Ltd. Diversified services operator - Hong Kong	2.36%

5 Largest Detractors from Performance – Holdings

Contribution
Balrampur Chini Mills, Ltd. Sugar producer - India	(0.39)%
Chaoda Modern Agriculture Holdings, Ltd. Agricultural operator - Cayman Islands	(0.29)%
Check Point Software Technologies, Ltd. Internet security provider - U.S.	(0.23)%
Qinetiq PLC Science and technology solutions services supplier - United Kingdom	(0.17)%
Companhia Vale do Rio Doce (ADR) Diversified mineral producer - Brazil	(0.14)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Energy	7.71%	11.84%	8.05%
Materials	6.83%	10.19%	8.20%
Real Estate	6.30%	7.19%	2.72%
Retailing	3.72%	6.86%	1.49%
Consumer Durables & Apparel	3.58%	7.61%	3.29%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Other*	(0.22)%	0.33%	0.00%
Food & Staples Retailing	(0.05)%	0.43%	1.93%
Capital Goods	0.27%	3.19%	7.33%
Communication Services & Supplies	0.42%	0.86%	1.07%
Media	0.44%	1.60%	2.11%

*Industry not classified by Global Industry Classification Standard.

12 Janus International & Global Funds October 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Potash Corporation of Saskatchewan, Inc. Agricultural Chemicals	5.5%
Reliance Industries, Ltd. Oil Refining And Marketing	5.4%
Li & Fung, Ltd. Distribution/Wholesale	4.9%
Companhia Vale do Rio Doce (ADR) Diversified Minerals	4.0%
Tata Steel, Ltd. Steel - Producers	3.2%
23.0%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 38.6% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

Janus International & Global Funds October 31, 2006 13

Janus Overseas Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Overseas Fund	50.71%		19.26%		13.82%		14.62%
Morgan Stanley Capital International EAFE® Index	27.52%		14.56%		7.34%		7.00%
Morgan Stanley Capital International EAFE® Growth Index	24.04%		12.26%		4.62%		4.66	%**
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	28.40%		16.22%		N/A		7.62	%***
Lipper Quartile	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for International Funds	1/937		46/641		10/258		1/119

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 2, 1994

**The Morgan Stanley Capital International (MSCI) EAFE® Growth Index's since inception returns are calculated from April 30, 1994.

***The MSCI All Country World ex-U.S. Index'sSM since inception returns are calculated from December 31, 1998.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund held approximately 12.5% and 14.9% of its total investments in Indian and Brazilian securities, respectively, as of October 31, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and/or Brazil.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,068.20	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Janus International & Global Funds October 31, 2006

Janus Overseas Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.1%
Aerospace and Defense - 0.9%
5,902,945	BAE Systems PLC	$47,236,622
Agricultural Chemicals - 5.5%
2,323,633	Potash Corporation of Saskatchewan, Inc.#	291,077,478
Agricultural Operations - 4.5%
34,400	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*,£	15,260,332
2,370,315	Bunge, Ltd.#	151,960,895
122,528,317	Chaoda Modern Agriculture Holdings, Ltd.£	74,205,160
		241,426,387
Apparel Manufacturers - 0.8%
3,901,900	Burberry Group PLC	41,606,968
Audio and Video Products - 2.9%
3,767,600	Sony Corp.#	156,238,382
Automotive - Truck Parts and Equipment - Original - 0%
144,600	TI Automotive, Ltd.*,ß,oo	0
Broadcast Services and Programming - 0.7%
1,558,060	Grupo Televisa S.A. (ADR)	38,452,921
Building - Residential and Commercial - 3.0%
4,839,500	Cyrela Brazil Realty S.A.	98,530,096
2,748,390	Gafisa S.A.*	40,426,937
1,609,500	Rossi Residencial S.A.	19,841,606
		158,798,639
Cellular Telecommunications - 1.1%
1,147,900	Hikari Tsushin, Inc.#	60,459,698
Commercial Banks - 3.3%
1,323,237	Anglo Irish Bank Corporation PLC	23,728,452
495,960	Banco De Oro (GDR)*	8,557,889
30,627,067	Banco De Oro*	26,423,834
1,911,640	Banco Macro Bansud S.A. (ADR)	43,222,180
382,905	Julius Baer Holding, Ltd.	40,443,485
2,834,764	Punjab National Bank, Ltd.	32,678,792
		175,054,632
Commercial Services - 1.8%
6,385,800	Park24 Company, Ltd.	92,930,030
Computers - Peripheral Equipment - 1.6%
3,187,964	Logitech International S.A.*	83,796,007
Cosmetics and Toiletries - 1.2%
704,680	LG Household & Health Care, Ltd.	65,064,643
Distribution/Wholesale - 7.1%
11,738,500	Esprit Holdings, Ltd.#	113,653,892
99,736,110	Li & Fung, Ltd.#	260,971,793
		374,625,685
Diversified Financial Services - 0.1%
494,156	Reliance Capital, Ltd.	6,420,297
Diversified Minerals - 4.0%
8,373,520	Companhia Vale do Rio Doce (ADR)#	213,022,349
Diversified Operations - 3.4%
88,157,621	Polytec Asset Holdings, Ltd.*,§,£	26,638,174
883,600	Bradespar S.A.	34,238,211
49,821,000	Melco International Development, Ltd.	122,098,989
		182,975,374

Shares or Principal Amount		Value
E-Commerce/Products - 0.4%
1,099,976	Submarino S.A.	$22,472,076
Electric - Distribution - 0.4%
2,780,900	Equatorial Energia S.A.*,£	21,621,286
Electronic Components - Miscellaneous - 0.7%
1,102,530	LG.Philips LCD Company, Ltd.*,#	35,103,104
Electronic Components - Semiconductors - 4.9%
35,943,019	ARM Holdings PLC	80,733,466
205,274	Samsung Electronics Company, Ltd.#	133,109,486
1,566,827	Silicon-On-Insulator Technologies (SOITEC)*,#	46,414,283
		260,257,235
Energy - Alternate Sources - 0.8%
1,554,000	Suntech Power Holdings Company, Ltd. (ADR)*,#	40,404,000
Engineering - Research and Development Services - 1.0%
3,673,971	ABB, Ltd.	54,634,833
Finance - Investment Bankers/Brokers - 2.1%
9,090,000	Mitsubishi UFJ Securities Company, Ltd.	111,142,747
Finance - Mortgage Loan Banker - 1.1%
1,843,110	Housing Development Finance Corporation, Ltd.	59,918,471
Food - Diversified - 0.1%
3,630,520	FU JI Food & Catering Services#	6,376,704
Gambling - Non-Hotel - 0.8%
1,238,170	OPAP S.A.	44,216,406
Internet Gambling - 1.6%
17,675,851	IG Group Holdings PLC£	85,895,943
Investment Companies - 0.9%
8,578,064	SM Investments Corp.	48,191,371
Medical - Biomedical and Genetic - 1.4%
1,352,260	Celgene Corp.*	72,264,774
Medical - Drugs - 1.4%
420,611	Roche Holding A.G.	73,603,967
Medical Instruments - 1.5%
3,738,774	Elekta AB - Class B#	77,649,549
Multimedia - 0.7%
2,427,758	Publishing & Broadcasting Ltd.	36,433,007
Oil - Field Services - 1.6%
1,443,444	Technip S.A.#	86,937,144
Oil and Gas Drilling - 1.5%
2,491,277	Nabors Industries, Ltd.*,#	76,930,634
Oil Companies - Exploration and Production - 1.3%
1,127,775	Niko Resources, Ltd.	68,292,177
Oil Companies - Integrated - 3.1%
771,580	Lukoil (ADR)	62,343,664
536,765	Petroleo Brasileiro S.A. (ADR)	47,643,261
745,575	Suncor Energy, Inc.	57,265,100
		167,252,025
Oil Refining and Marketing - 5.4%
10,526,945	Reliance Industries, Ltd.	286,609,695
Public Thoroughfares - 1.5%
4,092,800	Companhia de Concessoes Rodoviarias	43,708,772
2,903,400	Obrascon Huarte Lain Brasil S.A.*	37,555,069
		81,263,841

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds October 31, 2006 15

Janus Overseas Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Real Estate Management/Services - 1.9%
4,183,000	Mitsubishi Estate Company, Ltd.#	$100,144,500
Real Estate Operating/Development - 5.4%
114,473,700	Ayala Land, Inc.	35,026,563
4,247,945	Brascan Residential Properties SA*	34,019,265
9,180,000	CapitaLand, Ltd.	32,137,076
171,991,000	China Overseas Land & Investment, Ltd.	156,793,730
13,019,000	Hang Lung Properties, Ltd.#	28,390,968
		286,367,602
Semiconductor Components/Integrated Circuits - 2.2%
4,102,515	Actions Semiconductor Company Ltd. (ADR)*	34,009,849
4,403,870	Marvell Technology Group, Ltd.*,#	80,502,744
382,760	Vimicro International Corp. (ADR)*,#	4,845,742
		119,358,335
Semiconductor Equipment - 1.8%
4,144,941	ASML Holding N.V.*,#	94,800,759
Steel - Producers - 3.8%
297,069	Salzgitter A.G.	31,753,939
15,622,145	Tata Steel, Ltd.	170,150,589
		201,904,528
Sugar - 3.2%
5,807,259	Bajaj Hindusthan, Ltd.	40,198,148
1,009,400	Bajaj Hindusthan, Ltd. (GDR) (144A)	6,987,168
13,335,458	Balrampur Chini Mills, Ltd.£	30,562,276
5,048,700	Cosan S.A. Industria e Comercio*	86,050,688
456,173	Shree Renuka Sugars, Ltd.	6,155,246
		169,953,526
Telecommunication Services - 2.2%
1,121,000	Amdocs, Ltd. (U.S. Shares)*	43,449,960
8,437,855	Reliance Communications, Ltd.*	70,990,037
		114,439,997
Transportation - Railroad - 2.5%
15,108,740	All America Latina Logistica (GDR)	131,932,495
Total Common Stock (cost $3,770,872,373)		5,265,558,843
Money Markets - 1.0%
9,807,000	Janus Institutional Cash Reserves Fund, 5.21%	9,807,000
45,212,169	Janus Money Market Fund, 5.25%	45,212,169
Total Money Markets (cost $55,019,169)		55,019,169

Shares or Principal Amount		Value
Other Securities - 6.5%
346,373,744	State Street Navigator Securities Lending Prime Portfolio† (cost $346,373,744)	$346,373,744
Total Investments (total cost $4,172,265,286) – 106.6%		5,666,951,756
Liabilities, net of Cash, Receivables and Other Assets – (6.6)%		(349,830,118)
Net Assets – 100%		$5,317,121,638

Summary of Investments by Country

Country	Value	% of Investment Securities
Argentina	$43,222,180	0.8%
Australia	36,433,007	0.6%
Bermuda	684,019,958	12.1%
Brazil	846,322,443	14.9%
Canada	416,634,755	7.3%
Cayman Islands	186,479,629	3.3%
France	133,351,427	2.3%
Germany	31,753,939	0.6%
Greece	44,216,406	0.8%
Hong Kong	307,283,687	5.4%
India	710,670,719	12.5%
Ireland	23,728,452	0.4%
Japan	520,915,357	9.2%
Mexico	38,452,921	0.7%
Netherlands	94,800,759	1.7%
Philippines	118,199,657	2.1%
Russia	62,343,664	1.1%
Singapore	32,137,076	0.6%
South Korea	233,277,233	4.1%
Sweden	77,649,549	1.4%
Switzerland	252,478,292	4.5%
United Kingdom	298,922,959	5.2%
United States††	473,657,687	8.4%
Total	$5,666,951,756	100.0%

†† Includes Short-Term Securities and Other Securities (1.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

16 Janus International & Global Funds October 31, 2006

Janus Worldwide Fund (unaudited)

Ticker: JAWWX

Fund Snapshot

This global fund offers geographic diversification in a single portfolio.

Jason Yee
portfolio manager

Performance Overview

Janus Worldwide Fund advanced 17.34% over the 12 months ended October 31, 2006. While we are pleased with this strong absolute performance, the Fund nevertheless did not keep pace with its benchmark, the Morgan Stanley Capital International World IndexSM, which returned 21.32% during the period.

While virtually every shareholder letter starts out with a discussion of returns, very few make even casual mention of the risks undertaken to achieve these returns. Part of the reason behind this is simply that risk is not easily measurable. While the academic world would conveniently equate risk to relative volatility, for most investors the Webster dictionary definition of risk as "possibility of loss or injury" is much more relevant and appropriate in my view. I can assure you that risk management of the Fund during my tenure has always focused on the latter definition – that is, minimizing this "possibility of (financial) loss or injury" – rather than hoping to tame volatility.

The lack of easy and precise measurements of risk in a portfolio is belied by the exhaustive quantitative approach traditionally found in the investment industry. In-house risk management experts or a committee armed with fancy software and statistics galore dissect portfolios by every factor imaginable. While this approach may be viewed as reasonable, especially in highlighting correlations within a diverse portfolio, the real crux of risk management involves more qualitative study and a common sense approach. As Warren Buffett duly noted, "Just as Justice Stewart found it impossible to formulate a test for obscenity but nevertheless asserted, 'I know it when I see it,' so also can investors – in an inexact but useful way – 'see' the risks inherent in certain investments without reference to complex equations or price histories."

The risks in a portfolio that are most easily measurable seem to be overly emphasized as important factors in explaining both risks and returns. Take geographic exposure, for instance. The fact that the Fund holds approximately half of its portfolio in foreign securities (or half in U.S. securities) is not obviously interesting or relevant to a global fund that is designed by charter to invest across the world. After all, what do British Sky Broadcasting, a leading U.K. media company, and Esprit Holdings, a Hong Kong-based apparel retailer, have in common, other than being non-U.S.-based companies? Different industries, different geographic exposure, different customers, different functional currencies...it is not apparent to me that there is a lot in common, nor should those two businesses be particularly correlated to one another. Similarly, Dell and JP Morgan Chase – two large capitalization U.S. companies which I will mention later – may share a few common attributes including domicile, but the primary business issues facing Dell in the personal computer business are quite different from the issues facing JP Morgan Chase in the financial services area. To be fair, geographic exposure can sometimes become relevant for periods of secular growth or decline in a country – think emerging markets or Japan for example – but is generally an overly simplistic risk characteristic, especially for fundamental, bottom-up investing and longer investment time horizons.

The same could be said for risk from general economic conditions, in my view. For any particular period, interest rates, inflation, employment, housing starts, consumer sentiment, and other economic indicators may go up or down; how this impacts the net asset value of the Fund is apparent only in retrospect and not always causal. And these factors change very quickly. Like most in this profession, I am aware of economic conditions in many different parts of the world, but am generally suspicious of these conditions as the arbiter of financial markets and prices. Some current examples include the following: Are steady interest rates a good or bad indicator for the U.S. economy? Is the Federal Reserve (Fed) in front of or behind the curve in terms of keeping inflation under control? How does this U.S. policy impact the economic conditions of other countries around the world? These questions are best left for the commentators and pundits to forecast, and there is certainly no agreement. Furthermore, I am unsure how these conditions (even if one could predict them) are relevant to a discussion of risk or return in the Fund. In my opinion, risk management is probably better done from a micro (business model, competition, etc.) perspective versus a macro (geography, economic conditions, etc.) perspective.

Many other professions outside of the investment industry also think of risk in a similar sense. My studies of mechanical engineering during college introduced me to the concept of a "safety factor". If a bridge is built to withstand a certain load, the design is often required to have a safety factor of three (actually to withstand three times this expected load). The safety factor hopes to encompass a certain margin of error and account for unforeseen and unexpected situations, to manage the risk of catastrophic failure. This concept seems quite obvious in engineering, perhaps because the consequences of failure are so high. But perhaps this concept should also be obvious with regard to investing.

Managing risk is one of the most basic concepts in investing – it defines the very nature of being an investment manager. In times of high returns and frothy equity markets, it is tempting to become less vigilant on the risk equation and more focused on reward. After all, if your neighbor is making unbelievable returns in an investment or asset class, why shouldn't you be making those returns too? For many investors, the prospect of being "left behind" is often too great to bear, and unfortunately this leads to ill-timed investments at ill-advised prices. It is exactly this temptation which we hope to avoid by means of a disciplined investment and risk management process. While sometimes this means we reap less reward in any given short-term period, this discipline will likely be rewarded when the environment inevitably becomes less favorable. And over time, I believe this strategy should help the Fund achieve its goal of solid overall risk-adjusted returns.

Our common sense approach to managing risk in the Fund manifests itself in a number of ways. First of all, through diligent fundamental research, we strive to understand the forces shaping the business, industry, and competitive landscape of the investment and assess the various different potential outcomes. Secondly, we strive to invest in high quality businesses and management teams to hopefully increase the probability of successful outcomes. And finally, we strive to purchase these businesses at attractive, discounted prices in order to manage downside risk, especially if we should be incorrect in our assessments of the future. We believe these three risk management techniques, while imprecise and

Janus International & Global Funds October 31, 2006 17

Janus Worldwide Fund (unaudited)

imperfect in nature, offer the best chance of achieving an adequate balance of risk and return for the Fund over the long term.

What are the risks in our investment in Dell, the largest detractor during the period? We believe the primary risk is not predicated on how the price moves up and down on a daily basis (volatility), but how sustainable and competitively advantaged its business model turns out to be (business risk). As equity owners in a business, albeit minority shareholders, it seems logical to equate the long-term risk of ownership to the long-term business risk of its operations, economic model, and competitive positioning. I believe these risks to be low (and already discounted in the stock price) and have increased our position during the period.

What were the risks involved with JP Morgan Chase, the largest contributor to the Fund during the period? The fact that it has returned over 30% in the past year is very measurable, but the risk is much less quantifiable, even in retrospect. There are more possibilities (almost infinite) than there are actual outcomes (one), so a favorable outcome does not necessarily imply anything about the investment's risk profile. We would like to believe our investment and risk management process of thorough fundamental research, high quality businesses, and attractive purchase prices contributed to this successful outcome.

Despite all these complex issues related to risk, risk management and uncertainty in investing, there is reason to be optimistic. By simply recognizing some of the risks and uncertainties associated with investing, I feel we are better prepared to adjust our thinking accordingly to become better, more successful investors. As famed physicist Richard Feynman so eloquently stated, "The first principle is that you must not fool yourself and you are the easiest person to fool." Or as Feynman put it even more bluntly, "I'm smart enough to know that I'm dumb."

Simply put, recognizing limitations in measuring risk is the first step towards intelligent risk management. A substantial portion of our time is spent examining the risks of specific investments and the Fund as a whole. With much of my net worth invested right alongside yours, I hope to deliver adequate returns in the Fund without incurring excessive risk.

Thank you for your continued support of Janus Worldwide Fund.

Janus Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
JP Morgan Chase & Co. Financial products and services provider - U.S.	1.36%
Koninklijke (Royal) Philips Electronics N.V. Global electronics company - Netherlands	1.35%
Reliance Industries, Ltd. (GDR) Industrial conglomerate with multiple lines of business - India	1.32%
Esprit Holdings, Ltd. High quality life-style products wholesaler - Bermuda	1.23%
Syngenta A.G. Agricultural chemicals company - Switzerland	1.02%

5 Largest Detractors from Performance – Holdings

Contribution
Dell, Inc. Worldwide computer systems and services - U.S.	(0.59)%
Expedia, Inc. Online travel services provider - U.S.	(0.41)%
Yahoo!, Inc. Global Internet media company - U.S.	(0.30)%
Promise Company, Ltd. Consumer financing company - Japan	(0.27)%
Acom Company, Ltd. Consumer financing company - Japan	(0.27)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Consumer Durables & Apparel	2.98%	10.55%	2.20%
Materials	2.64%	5.48%	5.79%
Media	2.57%	12.76%	2.97%
Retailing	2.46%	13.70%	2.63%
Diversified Financials	1.69%	9.36%	6.98%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Software & Services	(0.74)%	3.08%	3.62%
Healthcare Equipment & Services	(0.24)%	3.79%	2.84%
Food & Staples Retailing	0.04%	0.13%	2.12%
Communication Services & Supplies	0.06%	0.56%	0.90%
Transportation	0.06%	1.26%	1.99%

18 Janus International & Global Funds October 31, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of October 31, 2006

Dell, Inc. Computers	5.7%
British Sky Broadcasting Group PLC Television	5.3%
Willis Group Holdings, Ltd. Insurance Brokers	4.4%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	3.8%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.7%
22.9%

Asset Allocation – (% of Net Assets)

As of October 31, 2006

Emerging markets comprised 3.2% of total net assets.

Top Country Allocations – (% of Investment Securities)

As of October 31, 2006	As of October 31, 2005

Janus International & Global Funds October 31, 2006 19

Janus Worldwide Fund (unaudited)

Performance

  Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Worldwide Fund	17.34%		4.44%		6.56%		11.03%
Morgan Stanley Capital International World IndexSM	21.32%		10.39%		7.57%		8.59%
Lipper Quartile	4	th	4	th	3	rd	2	nd
Lipper Ranking - based on total return for Global Funds	291/375		225/232		61/89		5/17

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 15, 1991

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,048.00	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

*Expenses are equal to the annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

20 Janus International & Global Funds October 31, 2006

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Common Stock - 99.6%
Advertising Services - 1.5%
5,202,369	WPP Group PLC	$66,638,513
Aerospace and Defense - 0.3%
1,425,620	BAE Systems PLC	11,408,115
Agricultural Chemicals - 3.9%
805,555	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	100,613,820
440,924	Syngenta A.G.*	71,204,237
		171,818,057
Apparel Manufacturers - 1.9%
7,890,950	Burberry Group PLC	84,143,239
Automotive - Cars and Light Trucks - 2.5%
999,082	BMW A.G.#	57,368,379
266,727	Hyundai Motor Company, Ltd.	21,683,511
2,658,014	Nissan Motor Company, Ltd.	31,840,260
		110,892,150
Broadcast Services and Programming - 2.0%
2,489,340	Liberty Global, Inc. - Class A*,#	65,320,281
849,350	Liberty Global, Inc. - Class C*,#	21,598,971
		86,919,252
Building - Residential and Commercial - 4.4%
1,238,075	Centex Corp.#	64,751,322
1,315,670	Lennar Corp.	62,468,012
2,063,905	Pulte Homes, Inc.#	63,960,416
		191,179,750
Casino Hotels - 1.1%
654,525	Harrah's Entertainment, Inc.	48,650,843
Cellular Telecommunications - 2.3%
272,900	Hikari Tsushin, Inc.	14,373,597
33,869,553	Vodafone Group PLC	87,221,060
		101,594,657
Chemicals - Diversified - 1.5%
1,020,800	Shin-Etsu Chemical Company, Ltd.	66,944,859
Commercial Banks - 0.4%
1,074,510	ICICI Bank, Ltd.	18,544,425
Computers - 5.7%
10,191,210	Dell, Inc.*	247,952,139
Computers - Memory Devices - 0.5%
1,638,570	EMC Corp.*	20,072,483
Distribution/Wholesale - 4.2%
15,894,500	Esprit Holdings, Ltd.	153,892,898
11,476,400	Li & Fung, Ltd.	30,029,412
		183,922,310
Diversified Minerals - 0.7%
1,120,895	Companhia Vale do Rio Doce (ADR)#	28,515,569
Diversified Operations - 4.8%
423,795	Louis Vuitton Moet Hennessy S.A.#	44,163,905
5,585,570	Tyco International, Ltd. (U.S. Shares)	164,383,326
		208,547,231
E-Commerce/Products - 2.5%
2,922,565	Amazon.com, Inc.*,#	111,320,501

Shares or Principal Amount		Value
E-Commerce/Services - 7.1%
2,599,450	eBay, Inc.*	$83,520,329
4,736,461	Expedia, Inc.*,#	76,967,491
4,881,100	IAC/InterActiveCorp*	151,216,478
		311,704,298
Electronic Components - Miscellaneous - 3.5%
4,349,675	Koninklijke (Royal) Philips Electronics N.V.	151,945,226
Electronic Components - Semiconductors - 1.6%
9,903,063	ARM Holdings PLC	22,243,780
56,850	Samsung Electronics Company, Ltd.	36,864,260
309,370	Texas Instruments, Inc.	9,336,787
		68,444,827
Energy - Alternate Sources - 0.2%
309,165	Suntech Power Holdings Company Ltd. (ADR)*,#	8,038,290
Entertainment Software - 0.5%
1,541,155	Activision, Inc.*	23,764,610
Finance - Investment Bankers/Brokers - 7.5%
1,201,945	Citigroup, Inc.	60,289,562
3,438,928	JP Morgan Chase & Co.	163,142,745
3,274,000	Mitsubishi UFJ Securities Company, Ltd.	40,030,952
1,004,810	UBS A.G.	60,011,561
		323,474,820
Finance - Mortgage Loan Banker - 1.3%
385,290	Fannie Mae	22,832,285
1,090,295	Housing Development Finance Corporation, Ltd.	35,444,878
		58,277,163
Food - Retail - 0.5%
349,251	Metro A.G.#	20,754,204
Insurance Brokers - 4.4%
5,077,875	Willis Group Holdings, Ltd.£	193,111,586
Investment Companies - 0.2%
382,101	RHJ International*	7,193,258
Medical - Drugs - 2.3%
627,895	Merck & Company, Inc.	28,518,991
1,000,920	Pfizer, Inc.	26,674,518
264,374	Roche Holding A.G.	46,263,590
		101,457,099
Medical - HMO - 1.6%
460,020	Aetna, Inc.	18,962,024
365,625	Coventry Health Care, Inc.*	17,166,094
733,345	UnitedHealth Group, Inc.	35,772,569
		71,900,687
Medical - Hospitals - 0.8%
1,711,870	Health Management Associates Inc. - Class A#	33,723,839
Multimedia - 1.9%
2,665,895	Walt Disney Co.	83,869,057
Networking Products - 3.2%
5,797,710	Cisco Systems, Inc.*	139,898,742
Property and Casualty Insurance - 2.7%
3,149,200	Millea Holdings, Inc.	119,015,553
Real Estate Management/Services - 0.8%
1,526,000	Mitsubishi Estate Company, Ltd.	36,533,710

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds October 31, 2006 21

Janus Worldwide Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Real Estate Operating/Development - 0.8%
10,240,000	CapitaLand, Ltd.	$35,847,893
Reinsurance - 2.5%
31,345	Berkshire Hathaway, Inc. - Class B*	110,177,675
Retail - Apparel and Shoe - 1.5%
1,383,615	Industria de Diseno Textil S.A.	66,151,316
Schools - 0.3%
403,225	Apollo Group, Inc. - Class A*,#	14,903,196
Semiconductor Components/Integrated Circuits - 1.1%
2,532,375	Marvell Technology Group, Ltd.*	46,291,815
Semiconductor Equipment - 0.7%
1,383,838	ASML Holding N.V.*	31,650,364
Soap and Cleaning Preparations - 1.2%
1,189,697	Reckitt Benckiser PLC	51,765,424
Telephone - Integrated - 1.0%
2,414,320	Sprint Nextel Corp.#	45,123,641
Television - 5.3%
22,419,031	British Sky Broadcasting Group PLC	232,003,591
Transportation - Services - 1.2%
671,690	United Parcel Service, Inc. - Class B	50,611,842
Web Portals/Internet Service Providers - 3.7%
6,178,065	Yahoo!, Inc.*	162,730,232
Total Common Stock (cost $3,627,605,160)		4,359,428,051
Money Markets - 0.4%
16,546,000	Janus Institutional Cash Reserves Fund 5.21% (cost $16,546,000)	16,546,000
Other Securities - 4.9%
212,459,000	State Street Navigator Securities Lending Prime Portfolio† (cost $212,459,000)	212,459,000
Total Investments (total cost $3,856,610,160) – 104.9%		4,588,433,051
Liabilities, net of Cash, Receivables and Other Assets – (4.9)%		(215,074,761)
Net Assets – 100%		$4,373,358,290

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$7,193,258	0.2%
Bermuda	587,709,037	12.7%
Brazil	28,515,569	0.6%
Canada	100,613,820	2.1%
Cayman Islands	8,038,290	0.2%
France	44,163,905	1.0%
Germany	78,122,583	1.7%
India	53,989,303	1.2%
Japan	308,738,931	6.8%
Netherlands	183,595,590	4.0%
Singapore	35,847,893	0.8%
South Korea	58,547,771	1.3%
Spain	66,151,316	1.4%
Switzerland	177,479,388	3.9%
United Kingdom	555,423,722	12.1%
United States††	2,294,302,675	50.0%
Total	$4,588,433,051	100.0%

†† Includes Short-Term Securities and Other Securities (45.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

22 Janus International & Global Funds October 31, 2006

Statements of Assets and Liabilities

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Global Opportunities Fund	Janus Overseas Fund		Janus Worldwide Fund
Assets:
Investments at cost(1)	$136,854	$4,172,265		$3,856,610
Investments at value(1)	$155,633	$5,666,952		$4,588,433
Cash	818	–		1,112
Cash denominated in foreign currency(2)	4,241	17,026		–
Receivables:
Investments sold	289	12,615		–
Fund shares sold	18	11,727		627
Dividends	259	4,671		5,538
Interest	1	277		28
Other assets	–	36		5
Total Assets	161,259	5,713,304		4,595,743
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	15,265	346,374		212,459
Due to custodian	–	4,115		–
Investments purchased	–	32,115		–
Fund shares repurchased	135	3,643		6,356
Dividends and distributions	–	–		–
Advisory fees	79	2,703		2,205
Transfer agent fees and expenses	53	972		1,030
Non-interested Trustees' fees and expenses	6	3		17
Foreign tax liability	–	5,939		–
Accrued expenses	54	318		318
Total Liabilities	15,592	396,182		222,385
Net Assets	$145,667	$5,317,122		$4,373,358
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$105,350	$4,134,519		$9,010,933
Undistributed net investment income/(loss)*	866	43,543		52,697
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	20,649	(349,678)		(5,422,161)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	18,802	1,488,738	(3)	731,889
Total Net Assets	$145,667	$5,317,122		$4,373,358
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,509	125,256		91,009
Net Asset Value Per Share	$15.32	$42.45		$48.05

*See Note 4 in the Notes to the Financial Statements.

(1)  Investments at cost and value include $14,782,834, $332,527,248 and $205,437,608 of securities loaned for Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).

(2)  Includes cost of $4,241,141 and $17,040,963 for Janus Global Opportunities Fund and Janus Overseas Fund, respectively.

(3)  Net of foreign taxes on investments of $5,939,033 for Janus Overseas Fund.

See Notes to Financial Statements.

Janus International & Global Funds October 31, 2006 23

Statements of Operations

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Global Opportunities Fund	Janus Overseas Fund	Janus Worldwide Fund
Investment Income:
Interest	$42	$1,042	$1,286
Securities lending income	71	965	528
Dividends	2,715	100,591	93,301
Dividends from affiliates	21	3,077	6,799
Foreign tax withheld	(81)	(3,452)	(2,012)
Total Investment Income	2,768	102,223	99,902
Expenses:
Advisory fees	1,032	25,156	27,605
Transfer agent fees and expenses	476	8,369	10,756
Registration fees	35	142	36
Postage and mailing expenses	42	158	394
Custodian fees	18	1,446	427
Professional fees	35	47	65
Non-interested Trustees' fees and expenses	16	120	154
Printing expenses	69	236	589
Proxy expense	74	361	1,184
Other expenses	83	148	210
Non-recurring costs (Note 2)	26	121	642
Cost assumed by Janus Capital Management LLC (Note 2)	(26)	(121)	(642)
Total Expenses	1,880	36,183	41,420
Expense and Fee Offset	(26)	(246)	(460)
Net Expenses	1,854	35,937	40,960
Less: Excess Expense Reimbursement	–	–	(1,190)
Net Expenses after Expense Reimbursement	1,854	35,937	39,770
Net Investment Income/(Loss)	914	66,286	60,132
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	28,796	630,151	493,745
Net realized gain/(loss) from foreign currency transactions	(7)	(8,709)	(1,456)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(12,044)	774,600 (1)	191,800
Payment from affiliate (Note 2)	–	48	13
Net Gain/(Loss) on Investments	16,745	1,396,090	684,102
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,659	$1,462,376	$744,234

(1)  Net of foreign taxes on investments of $5,939,033 for Janus Overseas Fund.

See Notes to Financial Statements.

24 Janus International & Global Funds October 31, 2006

Statements of Changes in Net Assets

For the fiscal year ended October 31	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$914	$1,366	$66,286	$19,929	$60,132	$53,703
Net realized gain/(loss) from investment transactions	28,789	16,029	621,442	309,470	492,289	522,026
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(12,044)	(1,257)	774,600	307,038	191,800	42,790
Payment from affiliate (Note 2)	–	5	48	1	13	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,659	16,143	1,462,376	636,438	744,234	618,520
Dividends and Distributions to Shareholders:
Net investment income*	(1,352)	(414)	(25,913)	(21,691)	(56,798)	(53,489)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(1,352)	(414)	(25,913)	(21,691)	(56,798)	(53,489)
Capital Share Transactions:
Shares sold	15,085	45,661	2,106,763	444,629	136,022	193,894
Redemption fees	13	29	1,991	163	91	164
Reinvested dividends and distributions	1,330	407	25,301	21,232	55,607	52,441
Shares repurchased	(64,628)	(91,680)	(808,017)	(616,330)	(1,463,467)	(2,928,182)
Net Increase/(Decrease) from Capital Share Transactions	(48,200)	(45,583)	1,326,038	(150,306)	(1,271,747)	(2,681,683)
Net Increase/(Decrease) in Net Assets	(31,893)	(29,854)	2,762,501	464,441	(584,311)	(2,116,652)
Net Assets:
Beginning of period	177,560	207,414	2,554,621	2,090,180	4,957,669	7,074,321
End of period	$145,667	$177,560	$5,317,122	$2,554,621	$4,373,358	$4,957,669
Undistributed Net Investment Income/(Loss)*	$866	$1,312	$43,543	$11,872	$52,697	$50,820

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus International & Global Funds October 31, 2006 25

Financial Highlights

	Janus Global Opportunities Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$13.91		$12.93		$11.66		$8.64	$9.68
Income from Investment Operations:
Net investment income/(loss)	.10		.10		.03		.03	.03
Net gains/(losses) on securities (both realized and unrealized)	1.42		.91		1.27		3.02	(1.04)
Total from Investment Operations	1.52		1.01		1.30		3.05	(1.01)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)		(.03)		(.03)		(.04)	(.02)
Distributions (from capital gains)*	–		–		–		–	(.01)
Redemption fees	–	(1)	–	(1)	–	(1)	.01	N/A
Payment from affiliate	–		–	(2)	–		–	–
Total Distributions and Other	(.11)		(.03)		(.03)		(.03)	(.03)
Net Asset Value, End of Period	$15.32		$13.91		$12.93		$11.66	$8.64
Total Return	10.96	%(3)	7.78	%(3)	11.18%		35.51%	(10.59)%
Net Assets, End of Period (in thousands)	$145,667		$177,560		$207,414		$143,659	$148,890
Average Net Assets for the Period (in thousands)	$161,256		$218,871		$175,110		$132,935	$155,411
Ratio of Gross Expenses to Average Net Assets(4)	1.17	%(5)	1.03	%(6)	1.09	%(6)	1.17%	1.19%
Ratio of Net Expenses to Average Net Assets(4)	1.15%		1.02%		1.09%		1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.57%		0.62%		0.24%		0.27%	0.40%
Portfolio Turnover Rate	38%		36%		37%		31%	84%
	Janus Overseas Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$28.42		$21.62		$19.50		$15.44	$18.44
Income from Investment Operations:
Net investment income/(loss)	.49		.21		.18		.24	.15
Net gains/(losses) on securities (both realized and unrealized)	13.80		6.82		2.18		3.98	(3.05)
Total from Investment Operations	14.29		7.03		2.36		4.22	(2.90)
Less Distributions and Other:
Dividends (from net investment income)*	(.28)		(.23)		(.24)		(.16)	(.10)
Distributions (from capital gains)*	–		–		–		–	–
Redemption fees	.02		–	(1)	–	(1)	– (1)	N/A
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.26)		(.23)		(.24)		(.16)	(.10)
Net Asset Value, End of Period	$42.45		$28.42		$21.62		$19.50	$15.44
Total Return	50.71	%(3)	32.74	%(3)	12.24	%(3)	27.62%	(15.78)%
Net Assets, End of Period (in thousands)	$5,317,122		$2,554,621		$2,090,180		$2,811,437	$3,242,597
Average Net Assets for the Period (in thousands)	$3,933,175		$2,272,200		$2,496,896		$2,897,732	$4,445,864
Ratio of Gross Expenses to Average Net Assets(4)	0.92	%(6)	0.90	%(6)	0.93	%(6)	0.94%	0.91%
Ratio of Net Expenses to Average Net Assets(4)	0.91%		0.89%		0.93%		0.94%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.69%		0.88%		0.72%		1.21%	0.69%
Portfolio Turnover Rate	61%		57%		58%		104%	63%

*See Note 4 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

26 Janus International & Global Funds October 31, 2006

	Janus Worldwide Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$41.41		$38.12		$37.34		$32.87	$40.17
Income from Investment Operations:
Net investment income/(loss)	.65		.46		.30		.37	.27
Net gains/(losses) on securities (both realized and unrealized)	6.48		3.14		.84		4.41	(7.56)
Total from Investment Operations	7.13		3.60		1.14		4.78	(7.29)
Less Distributions and Other:
Dividends (from net investment income)*	(.49)		(.31)		(.36)		(.31)	(.01)
Distributions (from capital gains)*	–		–		–		–	–
Redemption fees	–	(1)	–	(1)	–	(1)	– (1)	N/A
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–
Total Distributions and Other	(.49)		(.31)		(.36)		(.31)	(.01)
Net Asset Value, End of Period	$48.05		$41.41		$38.12		$37.34	$32.87
Total Return	17.34	%(3)	9.47	%(3)	3.06	%(3)	14.65%	(18.15)%
Net Assets, End of Period (in thousands)	$4,373,358		$4,957,669		$7,074,321		$11,340,655	$13,465,168
Average Net Assets for the Period (in thousands)	$4,601,953		$5,984,293		$9,278,240		$12,123,565	$18,185,263
Ratio of Gross Expenses to Average Net Assets(4)	0.87	%(5)(6)	0.85	%(7)	0.92	%(7)	0.93%	0.87%
Ratio of Net Expenses to Average Net Assets(4)	0.86%		0.85%		0.92%		0.92%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.31%		0.90%		0.61%		0.99%	0.62%
Portfolio Turnover Rate	43%		33%		120%		108%	73%

*See Note 4 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.01%.

(6) The ratio was 0.90% before waiver of certain fees incurred by the Fund.

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus International & Global Funds October 31, 2006 27

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index, which are categorized as growth securities.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  ºº  Schedule of Fair Valued Securities (as of October 31, 2006)

	Value	Value as a % of Net Assets
Janus Overseas Fund
TI Automotive, Ltd.	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Overseas Fund
Polytec Asset Holdings, Ltd.	5/5/06	$22,750,354	$26,638,174	0.5%

The Funds have registration rights for certain restricted securities held as of October 31, 2006. The issuer incurs all registration costs.

28 Janus International & Global Funds October 31, 2006

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the fiscal year ended October 31, 2006.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/06
Janus Overseas Fund
Balrampur Chini Mills, Ltd.	14,025,028	$47,657,059	689,570	$1,928,079	$908,430	$587,659	$30,562,276
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	34,400	17,348,780	–	–	–	–	15,260,332
Chaoda Modern Agriculture Holdings, Ltd.	122,528,317	82,604,124	–	–	–	–	74,205,160
China Construction Bank	–	–	25,400,000	7,771,932	529,738	–	–
Equatorial Energia S.A.	2,780,900	20,200,942	–	–	–	–	21,621,286
IG Group Holdings PLC	9,156,120	37,155,786	–	–	–	1,605,206	85,895,943
Polytec Asset Holdings, Ltd.	88,157,621	22,750,354	–	–	–	56,615	26,638,174
		$227,717,045		$9,700,011	$1,438,168	$2,249,480	$254,183,171
Janus Worldwide Fund
Willis Group Holdings, Ltd.	–	$–	3,795,830	$149,830,144	$(17,477,235)	$6,448,190	$193,111,586

Janus International & Global Funds October 31, 2006 29

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-one funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC") or otherwise in compliance with applicable regulation. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed

30 Janus International & Global Funds October 31, 2006

to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2006
Janus Global Opportunities Fund	$14,782,834
Janus Overseas Fund	332,527,248
Janus Worldwide Fund	205,437,608

As of October 31, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2006
Janus Global Opportunities Fund	$15,265,093
Janus Overseas Fund	346,373,744
Janus Worldwide Fund	212,459,000

As of October 31, 2006, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). As of October 31, 2006, the Funds were not invested in short sales.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Janus International & Global Funds October 31, 2006 31

Notes to Financial Statements (continued)

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2006, there were no Funds invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of October 31, 2006, the Funds were not invested in equity-linked structured notes.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

32 Janus International & Global Funds October 31, 2006

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on each Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on each Fund's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64% (0.60% for Janus Worldwide Fund).

Effective February 1, 2006 for Janus Worldwide Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period") for Janus Worldwide Fund, Janus Capital has contractually agreed to waive its right to receive a portion of the Fund's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if the Fund's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, is less than benchmark performance for that period.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

A 2.00% redemption fee may be imposed on shares of the Funds held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global

Janus International & Global Funds October 31, 2006 33

Notes to Financial Statements (continued)

Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund were $13,346, $1,990,825 and $90,769, respectively, for the fiscal year ended October 31, 2006.

For the fiscal year ended October 31, 2006, Janus Capital assumed $22,832 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

During the fiscal year ended October 31, 2006, Janus Capital assumed tax expenses incurred by Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund in the amount of $23,452, $109,415 and $584,700, respectively, payable to the Internal Revenue Service arising from the overstatements of the foreign taxes paid and the resulting overstatement of reportable foreign tax credits during the 2003 and/or 2004 taxable years. In addition, Janus Capital assumed $68,838 of the interest owed to the Internal Revenue Service.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $116,048 was paid by the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the fiscal year ended October 31, 2006.

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Janus Overseas Fund	$19,335
Janus Worldwide Fund	12,653

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Funds
Janus Overseas Fund	$28,474

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended October 31, 2006, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/06
Janus Government Money Market Fund
Janus Global Opportunities Fund	$374,421	$374,421	$77	$–
Janus Overseas Fund	19,244,311	19,244,311	5,771	–
Janus Worldwide Fund	15,963,039	15,963,039	6,222	–
	$35,581,771	$35,581,771	$12,070	$–
Janus Institutional Cash Reserves Fund
Janus Global Opportunities Fund	$8,709,958	$8,709,958	$12,259	$–
Janus Overseas Fund	325,909,264	316,102,264	455,591	9,807,000
Janus Worldwide Fund	289,560,307	273,014,307	172,132	16,546,000
	$624,179,529	$597,826,529	$639,982	$26,353,000
Janus Money Market Fund
Janus Global Opportunities Fund	$2,025,143	$2,025,143	$8,452	$–
Janus Overseas Fund	169,390,003	124,177,834	366,054	45,212,169
Janus Worldwide Fund	87,848,512	87,848,512	172,730	–
	$259,263,658	$214,051,489	$547,236	$45,212,169

34 Janus International & Global Funds October 31, 2006

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Global Opportunities Fund	$60,185,128	$111,162,236	$–	$–
Janus Overseas Fund	3,704,593,889	2,391,822,020	–	–
Janus Worldwide Fund	1,971,897,828	3,142,537,535	–	–

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Global Opportunities Fund	$866,472	$20,656,319	$–	$22,778	$18,771,603
Janus Overseas Fund(1)	68,500,444	–	(341,463,910)	(31,252)	1,455,597,376
Janus Worldwide Fund	52,697,309	–	(5,390,833,499)	65,795	700,495,388

(1)  Capital loss carryovers subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2006

Fund	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Janus Global Opportunities Fund	$–	$–	$–	$–
Janus Overseas Fund(1)	–	(280,741,800)	(60,722,110)	(341,463,910)
Janus Worldwide Fund	(1,533,032,325)	(3,186,843,718)	(670,957,456)	(5,390,833,499)

(1)  Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Janus Global Opportunities Fund	$8,141,177
Janus Overseas Fund	629,449,015
Janus Worldwide Fund	512,476,596

Janus International & Global Funds October 31, 2006 35

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Fund Federal Tax	Unrealized Cost	Unrealized Appreciation	(Depreciation)
Janus Global Opportunities Fund	$136,861,618	$27,272,243	$(8,500,640)
Janus Overseas Fund	4,205,404,938	1,530,867,745	(69,320,927)
Janus Worldwide Fund	3,887,937,663	846,756,897	(146,261,509)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Global Opportunities Fund	$1,352,281	$–	$–	$–
Janus Overseas Fund	25,913,224	–	–	–
Janus Worldwide Fund	56,798,348	–	–	–
For the fiscal year ended October 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Global Opportunities Fund	$413,871	$–	$–	$–
Janus Overseas Fund	21,691,319	–	–	–
Janus Worldwide Fund	53,489,068	–	–	–

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended October 31	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	1,015	3,263	57,011	17,223	3,059	4,754
Reinvested dividends and distributions	90	29	815	918	1,272	1,301
Shares repurchased	(4,363)	(6,562)	(22,470)	(24,928)	(33,046)	(71,888)
Net Increase/(Decrease) in Capital Share Transactions	(3,258)	(3,270)	35,356	(6,787)	(28,715)	(65,833)
Shares Outstanding, Beginning of Period	12,767	16,037	89,900	96,687	119,724	185,557
Shares Outstanding, End of Period	9,509	12,767	125,256	89,900	91,009	119,724

36 Janus International & Global Funds October 31, 2006

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. Motions to dismiss the two actions brought by JCGI shareholders (actions (iv) and (v) described above) are fully briefed and pending before the district court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations. The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U. S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus International & Global Funds October 31, 2006 37

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund (three of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 11, 2006

38 Janus International & Global Funds October 31, 2006

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval Of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance unanimously approved the continuation of the investment advisory agreement for each Fund (except Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, and Janus Worldwide Fund, whose advisory agreements were for current terms through February 1, 2007), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Stock Fund, whose subadvisory agreement had been recently approved by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel,

Janus International & Global Funds October 31, 2006 39

Additional Information (unaudited) (continued)

with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being

40 Janus International & Global Funds October 31, 2006

reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements and subadvisory agreements were in the best interest of the respective Funds and their shareholders.

Janus International & Global Funds October 31, 2006 41

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

42 Janus International & Global Funds October 31, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio figure of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International & Global Funds October 31, 2006 43

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2006:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income
Janus Overseas Fund	$3,476,302	$102,840,243

Dividends Received Deduction Percentage

Fund
Janus Global Opportunities Fund	53%
Janus Worldwide Fund	29%

Qualified Dividend Income Percentage Fund

Fund
Janus Global Opportunities Fund	100%
Janus Overseas Fund	100%
Janus Worldwide Fund	100%

44 Janus International & Global Funds October 31, 2006

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 68 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	68	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	68		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	68		Director of the F.B. Heron Foundation (a private grantmaking foundation).

*Mr. Mullen also serves as director of Janus Capital Funds Plc consisting of 22 funds. Including Janus Capital Funds and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

Janus International & Global Funds October 31, 2005 45

Trustees and Officers (unaudited)

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	68	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (industrial distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	68	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves)	68	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	68	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett Worldwide (advertising agency) (2001-2005).	68	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

46 Janus International & Global Funds October 31, 2006

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 69	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation.	68	N/A

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus International & Global Funds October 31, 2006 47

Trustees and Officers (unaudited)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Gregory R. Kolb 151 Detroit Street Denver, CO 80206 Age 30	Executive Vice President and Co-Portfolio Manager Janus Global Opportunities Fund	5/05-Present	Assistant Portfolio Manager for other Janus accounts. Formerly, Analyst (2001-2005) for Janus Capital

Brent A. Lynn 151 Detroit Street Denver, CO 80206 Age 42	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Portfolio Manager Janus Worldwide Fund Executive Vice President and Co-Portfolio Manager Janus Global Opportunities Fund	7/04-Present 3/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC, and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	General Counsel President and Chief Executive Officer	4/04-Present 1/06-Present	President of Janus Services LLC; Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006). Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48 Janus International & Global Funds October 31, 2006

Officers (cont.)

Term of Office* and Name, Age and Address	Principal Occupations Positions Held with Funds	Length of Time Served	During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus International & Global Funds October 31, 2006 49

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/06)

C-1206-5  111-02-104 12-06

2006 Annual Report

Janus Bond & Money Market Funds

Bond

Janus Federal Tax-Exempt Fund

Janus Flexible Bond Fund

Janus High-Yield Fund

Janus Short-Term Bond Fund

Money Market

Janus Money Market Fund

Janus Government Money Market Fund

Janus Tax-Exempt Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Bond & Money Market Funds

President and CEO Letter to Shareholders	1

Management Commentaries and Schedules of Investments

Janus Federal Tax-Exempt Fund	6

Janus Flexible Bond Fund	13

Janus High-Yield Fund	22

Janus Short-Term Bond Fund	33

Janus Money Market Fund	42

Janus Government Money Market Fund	45

Janus Tax-Exempt Money Market Fund	46

Statements of Assets and Liabilities - Bond Funds	48

Statements of Operations - Bond Funds	49

Statements of Changes in Net Assets - Bond Funds	50

Financial Highlights - Bond Funds	51

Statements of Assets and Liabilities - Money Market Funds	53

Statements of Operations - Money Market Funds	54

Statements of Changes in Net Assets - Money Market Funds	55

Financial Highlights - Money Market Funds	56

Notes to Schedules of Investments	61

Notes to Financial Statements	64

Report of Independent Registered Public Accounting Firm	76

Additional Information	77

Explanations of Charts, Tables and Financial Statements	80

Designation Requirements	82

Trustees and Officers	83

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CEO's Letter

Gary Black

Chief Executive Officer

Dear Shareholders,

In my letter to you last spring, I mentioned that the one thing investors can consistently count on is that there is no consistency in the markets. We received a somewhat painful reminder of this in July and August when the markets experienced a sharp pullback. Although the correction was short-lived and the markets had fully recovered by October, it is volatility like this that can test the patience and willpower of many investors.

At Janus, our will is strong. And with consistency as our goal – consistency in investment returns across different market cycles – we continued to focus on finding what we believe are the best securities for your Funds via a disciplined investment process. I'm pleased to report that I believe this strategy proved successful, and we ended the fiscal year with solid, firm-wide returns1 versus the Russell 1000® Growth Index2.

Performance Notables

Specifically, 64% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns for the one-year period ended October 31, 2006. Even more impressive are our longer-term results, with 78% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 73% ranking in Lipper's top two quartiles for the five-year period. In addition, over the past three years, Janus' U.S. equity funds have gained an average of 14.05% annually, versus a 7.63% gain for the Russell 1000® Growth Index and an 11.44% gain for the S&P 500® Index. (See performance and complete rankings on pages 3-4).

Although the following pages offer a detailed discussion of performance for each of our Funds, a few bear special mention. Janus Fund, our flagship fund, has made notable progress. Since assuming management last February, David Corkins has put his own unique thumbprint on the Fund. This has contributed significantly to the Fund's ranking within Lipper's first-quartile for the one-year period and second quartile for the three- and five-year periods ended October 31, 2006 (based on total returns in the large-cap growth fund category). Similarly, our new asset allocation funds, Janus Smart Portfolios, are worth highlighting. Although not yet open a full year, each of the three portfolios – Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative – have performed to our expectations, outpacing their internally-calculated, hypothetical secondary indices since inception (December 31, 2005 through October 31, 2006). I'd also like to remark on the outstanding performance of Janus Overseas Fund, which returned first-quartile performance across all periods as of October 31, 2006 (based on total returns in the international funds category). This Fund has proven to be a strong offering for investors looking for international and emerging markets exposure, and manager Brent Lynn and the international team are to be commended for the Fund's impressive gains.

People and Process

While a disciplined investment process was certainly key to our strong, firm-wide performance during the fiscal year, it wasn't the only factor at work. Risk management also played an important role in our results. With guidance from Dan Scherman, Director of Risk and Trading, and his team, our portfolio managers are spending more time assessing the risks they're taking in the markets in an attempt to ensure that they are being compensated for those risks in the form of solid returns. In addition to analyzing risk at the portfolio level, we also examine it from a firm-wide perspective. Ultimately, our goal is to minimize the amount of risk we're taking while maximizing the amount of returns we generate for our shareholders.

The individuals behind our process – our research analysts and portfolio managers – are equally responsible for our strong relative performance. Importantly, our portfolio managers have demonstrated their commitment to the success of your Funds by investing a portion of their discretionary income in the Funds they manage. In fact, in a June 2006 study by Morningstar, a provider of mutual fund ratings and research, Janus ranked first among fund companies whose managers have the largest collective investment in the funds they manage. We believe there is no greater incentive to perform well for our shareholders than to invest in our Funds right alongside them.

A Better, Stronger Team

Our employees are our greatest assets here at Janus. However, we feel that it's crucial to have the right people in the right places – positions where they can have the greatest positive impact on our shareholders. We

Janus Bond & Money Market Funds October 31, 2006 1

Continued

consequently made some changes to our investment team this year. These included transitioning the leadership of Janus Mercury Fund3 to the research team, led by Jim Goff, who have all done an excellent job at the helm of Janus Research Fund4. We also transitioned the leadership of Janus Olympus Fund to Ron Sachs, manager of Janus Orion Fund – a Fund with similar investment objectives and that subsequently merged with Janus Olympus Fund on October 31, 2006. Ron's track record as a portfolio manager gives us, and hopefully you, confidence that Janus Olympus Fund shareholders are in very capable hands. We also promoted analysts Barney Wilson and Brad Slingerlend to co-managers of Janus Global Technology Fund, and analysts Brian Schaub and Chad Meade to co-managers of Janus Triton Fund. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

On a related note, Jonathan Coleman and Gibson Smith were recently appointed Janus' co-chief investment officers (CIOs) in charge of our equity, fixed-income and money-markets teams. Their new roles will not change Jonathan's and Gibson's portfolio management responsibilities, but will allow me to step back from my CIO role so I can focus primarily on helping Janus grow. Jonathan and Gibson are respected by their peers, know our business well and have strong leadership skills and complementary investment backgrounds. They are, without question, the most qualified people to oversee our investment process and team.

Market Outlook

As we look ahead to a new fiscal year, we're confident in how Janus is positioned and optimistic about what we see in the economy and markets. Recent data suggest that a potential "soft economic landing" may decrease – but not eliminate – the possibility of future interest rate increases by the Federal Reserve (Fed). That said, we're monitoring the entire inflation picture by keeping a close eye on a slowdown in the housing market and wage inflation, as these economic indicators are among the things the Fed considers when trying to gauge increasing inflation. We're also encouraged by corporate profits, which have increased for 16 consecutive quarters. Balance sheets appear to be in good shape due to significant cash levels on the companies' books. Providing further underpinning for equity valuations are private equity-led corporate buyouts.

Regardless of the economic uncertainty and market volatility that occasionally test the patience of some investors, Janus remains committed to a disciplined investment process and to meeting the long-term financial goals of our shareholders. That's one thing Janus investors can consistently count on.

Sincerely,

Gary Black
Chief Executive Officer

1Based on one-year total returns as of October 31, 2006, for Janus Investment Fund, Janus Adviser Series, Janus Aspen Series, Institutional portfolios and separately managed accounts, excluding products subadvised by Enhanced Investment Technologies, LLC (INTECH) and Perkins, Wolf, McDonnell and Company, LLC.

2Returns for the Russell 1000® Growth Index include the following 10 sectors: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, information technology, materials, telecommunications services and utilities.

3Effective on or about December 31, 2006, Janus Mercury Fund will change its name to Janus Research Fund. The Fund will continue to be managed with the same investment objective and strategies.

4Effective on or about December 31, 2006, Janus Research Fund will change its name to Janus Global Research Fund and adopt an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

2 Janus Bond & Money Market Funds October 31, 2006

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	9	61 / 711	48	292 / 608	30	142 / 488	41	71 / 173	10	2 / 19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	19	113 / 611	7	33 / 481	30	112 / 377	63	88 / 140	34	17 / 50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	25	177 / 711	6	33 / 608	24	113 / 488	3	5 / 173	2	1 / 80
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	6 / 495	1	2 / 421	5	15 / 332	N/A	N/A	30	76 / 255
Janus Triton Fund (2/05)	Small-Cap Growth Funds	8	41 / 561	N/A	N/A	N/A	N/A	N/A	N/A	4	16 / 515
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	14	99 / 711	1	1 / 608	2	9 / 488	1	1 / 173	3	1 / 39
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	5	25 / 561	14	64 / 464	9	32 / 372	31	41 / 135	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	81	144 / 178	23	37 / 161	54	70 / 129	N/A	N/A	39	19 / 48
Janus Global Technology Fund (12/98)	Science & Technology Funds	37	106 / 289	48	124 / 261	57	131 / 232	N/A	N/A	28	21 / 76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	20	83 / 414	23	66 / 291	44	97 / 221	3	2 / 96	4	1 / 27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 903	1	1 / 636	1	4 / 462	N/A	N/A	15	49 / 346
Janus Fundamental Equity Fund(1)(2) (6/96)	Large-Cap Core Funds	40	319 / 810	2	11 / 677	6	30 / 573	1	2 / 248	1	1 / 221
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	81	656 / 810	15	100 / 677	29	166 / 573	4	9 / 248	5	4 / 83
Janus Research Fund (2/05)	Multi-Cap Growth Funds	2	8 / 495	N/A	N/A	N/A	N/A	N/A	N/A	2	6 / 458
INTECH Risk-Managed Stock Fund(3) (2/03)	Multi-Cap Core Funds	57	513 / 903	9	51 / 636	N/A	N/A	N/A	N/A	25	145 / 591
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	52	147 / 283	43	91 / 215	38	58 / 152	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	73	502 / 691	65	340 / 528	67	280 / 417	N/A	N/A	14	19 / 135
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	53	135 / 258	78	195 / 249	73	164 / 225	77	111 / 144	84	62 / 73
Janus Flexible Bond Fund(1) (7/87)	Intermediate Invest. Gr. Debt	40	192 / 485	54	226 / 422	22	73 / 344	30	45 / 149	25	6 / 23
Janus High-Yield Fund (12/95)	High Current Yield Funds	27	120 / 448	48	183 / 387	63	196 / 311	14	16 / 116	3	3 / 101
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	49	114 / 232	32	60 / 192	44	61 / 139	29	20 / 70	54	14 / 25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	97	363 / 375	98	298 / 305	49	114 / 232	N/A	N/A	29	65 / 224
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 937	1	1 / 787	8	46 / 641	4	10 / 258	1	1 / 119
Janus Worldwide Fund(1) (5/91)	Global Funds	78	291 / 375	98	299 / 305	97	225 / 232	68	61 / 89	28	5 / 17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Core Equity Fund.

(3) Formerly named Janus Risk-Managed Stock Fund.

(4)Rating is for the Investor Share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds October 31, 2006 3

Performance (unaudited)

	Average Annual Total Return for the periods ended 10/31/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	12.31%	6.82%	4.42%	6.17%	13.71%
Janus Enterprise Fund (9/92)	15.63%	14.99%	9.00%	6.76%	11.28%
Janus Mercury Fund (5/93)	10.00%	10.22%	4.92%	8.62%	12.30%
Janus Orion Fund(1)(2)(3)(4) (6/00)	22.58%	19.24%	12.91%	N/A	(0.66)%
Janus Twenty Fund*(3)(5) (4/85)	11.35%	16.11%	8.33%	9.81%	13.33%
Janus Venture Fund*(6) (4/85)	21.69%	13.11%	13.32%	9.87%	13.51%
Janus Balanced Fund (9/92)	13.41%	9.62%	6.72%	9.79%	11.24%
Janus Contrarian Fund*(1)(7) (2/00)	24.60%	21.15%	16.14%	N/A	9.41%
Janus Fundamental Equity Fund(8) (6/96)	15.15%	14.69%	9.17%	11.80%	12.73%
Janus Growth and Income Fund (5/91)	11.56%	12.17%	6.78%	10.90%	13.18%
INTECH Risk-Managed Stock Fund(8) (2/03)	14.10%	14.65%	N/A	N/A	18.67%
Janus Mid Cap Value Fund - Investor Shares(8) (8/98)	16.88%	16.35%	14.95%	N/A	17.49%
Janus Small Cap Value Fund - Investor Shares*(5) (10/87)	13.71%	13.55%	12.61%	15.09%	N/A
S&P 500® Index	16.34%	11.44%	7.26%	8.64%	N/A
Russell 1000® Growth Index	10.84%	7.63%	4.07%	5.76%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.
The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(3)Returns have sustained significant gains due to market volatility in the healthcare sector.

(4)Returns have sustained significant gains due to market volatility in the financials sector.

(5)Due to certain investment strategies, the Fund may have an increased position in cash.

(6)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

(7)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(8)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Total return includes reinvestment of dividends, distributions and capital gains.

A Fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, Fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Effective 6/30/06 Janus Core Equity Fund changed its name to Janus Fundamental Equity Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Bond & Money Market Funds October 31, 2006

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was October 31, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Bond Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2007. Janus Capital has agreed to waive one-half of its advisory fee for each Money Market Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Bond & Money Market Funds October 31, 2006 5

Janus Federal Tax-Exempt Fund (unaudited)

Ticker: JATEX

Fund Snapshot

This bond fund invests primarily in federally tax-exempt municipal bonds of any maturity.

Doug Nelson

portfolio manager

Performance Overview

For the twelve-month period ending October 31, 2006, Janus Federal Tax-Exempt Fund gained 5.31%, while its benchmark, the Lehman Brothers Municipal Bond Index, returned 5.75%.

The bond market remained turbulent throughout the period, against a backdrop of shifting interest rates, mixed economic signals and uncertainty over Federal Reserve (Fed) monetary policy. Energy prices also remained a concern, climbing to new highs in the summer months before easing somewhat in the fall. On a positive note, U.S. economic growth remained relatively strong, supported by resilient consumer spending. Nonetheless, there were signs that higher interest rates were starting to dampen the pace of home buying.

Continued strong economic growth and elevated inflation fears convinced Fed policymakers to continue their campaign of credit tightening through the first eight months of the period. From November 2005 through June 2006, the Fed raised overnight rates by 150 basis points, taking the overnight Federal Funds rate to 5.25%. This steady beat of Fed rate hikes kept upward pressure on short-term bond yields through the first half of 2006, even as uncertainty over the extent of additional credit tightening contributed to volatility at the long-end of the market. The 10-year Treasury bond yield rose to 5.15% by the end of June, slightly below the yield on the 2-year Treasury note. As a result, the yield curve inverted.

The third quarter proved even more favorable for the bond market, as retreating energy prices and signs of moderating economic growth led Fed policymakers to hold rates unchanged in August, September and October. This was the first pause in Fed credit tightening since June 2004. While Fed policymakers continued to warn of underlying inflation pressures, some investors hailed this pause as a sign that the Fed might be finished with near-term credit tightening, and could even cut rates in the months to come. Against this backdrop, the benchmark 10-year Treasury bond yield dropped to 4.61% by the end of October, up slightly from its level a year earlier. Meanwhile, the municipal bond market rallied alongside the broader fixed-income sector, due in part to healthy investor demand and a slowdown in new issuance. Moreover, underlying credit quality appeared relative healthy, and spreads in the tax-exempt market continued to tighten.

Investment Philosophy

My objective in managing the Fund is to provide investors with maximum federally tax-exempt income, while insulating them from market and interest-rate risk. Depending on market conditions, at times I may extend the duration of the Fund's holdings to pursue higher yields. Additionally, I may seek to augment yield by adding incremental exposure to both investment-grade and high-yield municipal securities. In selecting municipal bond investments, I continue to rely on exacting fundamental research and financial analysis to identify issuers with solid balance sheets and improving credit quality.

Investment Strategy

Fund performance early in the period was hindered by the longer duration of our holdings relative to the benchmark. This positioning reflected my view that economic growth was likely to moderate. Such a slowdown would ultimately favor the bond market, with the most pronounced benefit at the longer-end of the maturity spectrum. This strategy was also an attempt to capitalize on some expanded yield opportunities in the steeper municipal bond curve.

During the second quarter, despite a challenging environment for fixed-income securities, the municipal debt market received support from improved state and local budget conditions and a more constructive balance of supply and demand. New issuance within the municipal sector was relatively scarce which meant more cash following fewer issues, and subsequently helped sustain bond prices. Consequently, I reduced the duration of our holdings which aided Fund performance in this environment and helped mitigate sensitivity to higher interest rates.

However, uncertainty over the interest rate outlook increased later in the period with higher energy prices, and our more conservative strategy in relation to the shorter duration of our holdings, dampened our ability to fully capitalize on the market rally that accompanied declining interest rates in the third quarter. As I've gained more confidence in the interest rate outlook over recent months, I have begun to extend the Fund's duration to be closer in line with that of the benchmark.

Performance Review

While performance benefited from our exposure to BBB-rated bonds, these higher-yielding municipal investments still account for only about one-fifth of portfolio assets. This

6 Janus Bond & Money Market Funds October 31, 2006

(unaudited)

modest weighting reflects my concern that current high-yield spreads may not fully compensate investors for the risk attached to these issues. As I became more concerned over the sustainability of narrow spread profiles, I began to trim the Fund's exposure to lower quality, BBB-rated bonds, while I shifted more resources into A-rated securities.

At the same time, I continued to manage risk by emphasizing exacting credit analysis and hands-on research. Along with my investment team, I continued to visit projects in person, interviewing principals and monitoring developments. These efforts paid off as many of our individual holdings contributed positively to our results. One standout was a Willacy County Prison bond, issued to fund the construction of a southeast Texas holding facility for illegal immigrants. This privately-run, $50 million, 2,000-bed detention facility is being funded through the U.S. Immigration and Customs Enforcement division of the Homeland Security Department. The project is aimed at remedying the current lack of space for illegal immigrants from Central and South America, many of whom may be held for longer periods of time given the political situations in their home countries. This particular bond also appealed to us because of its attractive yield, limited distribution and relatively short duration, which helps to mitigate its downside risk.

Meanwhile, I also continue to focus on select Colorado issues, such as our investment in a Colorado Educational Authority bond earmarked to fund the development of the Inn at Auraria. This new student housing facility will serve the downtown Auraria campus used by University of Colorado at Denver (UCD), Community College of Denver and Metropolitan State College of Denver. These schools are trying to attract more residential students, and UCD may even require first-time freshmen to live on campus. To meet this need, the developers of the Inn at Auraria are refurbishing an office building located only a few blocks from the Auraria Campus. Given the Inn's attractive downtown location and the relatively attractive rents offered to students, I believe the developers will have no problem attracting occupants. Nonetheless, they have also approached several nearby arts organizations about providing temporary housing for performers and traveling theater groups, which will help fill any vacancies left by the student population. One of the best things about this project is that I can drive to downtown Denver regularly and check on construction and rental activity. The bond itself pays an attractive 5-3/8% yield, and offers capitalized interest that I feel offers a cushion against downside risk.

On the downside, I chose to liquidate part of our investment in a Wisconsin Health and Educational Facilities, which has been pressured by increased competition, reduced patient traffic and weaker cash flows. Despite the problems with these particular bonds, I remain constructive on the outlook for the overall healthcare space, given its favorable demographic and pricing trends. Healthcare issues continue to account for about 20% of the Fund's total assets, and my focus remains on hospital bonds backed by strong cash flows and solid balance sheet fundamentals. I also have sought investments in Continuing Care Retirement Communities (CCRCs), a market segment characterized by increasing new issuance and some attractive yield opportunities.

Outlook

Going forward, I remain constructive on the outlook for the municipal bond market, but caution that the recent rally may be difficult to sustain. While I believe that the Fed may be nearing the end of its credit tightening campaign, subsequent policy actions will depend on the strength of incoming economic data and inflation measurements. As a result, markets could remain volatile in the near-term. The outlook for the tax-exempt market is further complicated by the interplay of supply and demand. While lower interest rates could spur some new investment, they might also fuel new issuance as municipalities refinance higher priced debt. This could create downward pressure on prices even as it may offer us some attractive investment opportunities. Given these crosscurrents, I will continue to focus on minimizing volatility and ensuring credit quality, while I seek to provide investors with healthy tax-exempt income.

Thank you for your continued investment in Janus Tax-Exempt Bond Fund.

Janus Bond & Money Market Funds October 31, 2006 7

Janus Federal Tax-Exempt Fund (unaudited)

Janus Federal Tax-Exempt Fund At a Glance

Fund Profile

October 31, 2006
Weighted Average Maturity	10.8 Years
Average Modified Duration*	6.4 Years
30-Day Current Yield** With Reimbursement	3.85%
Without Reimbursement	3.50%
Weighted Average Fixed Income Credit Rating	A
Number of Bonds/Notes	75

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2006
AAA	21.1%
AA	10.5%
A	31.1%
BBB	16.0%
BB	1.1%
Other	20.2%

† Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Significant Areas of Investment – (% of Net Assets)
As of October 31, 2006	As of October 31, 2005

8 Janus Bond & Money Market Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Federal Tax-Exempt Fund	5.31%		3.80%		4.50%		4.62%
Lehman Brothers Municipal Bond Index	5.75%		5.05%		5.85%		5.91	%**
Lipper Quartile	3	rd	3	rd	4	th	4	th
Lipper Ranking - based on total return for General Municipal Debt Funds	135/258		164/225		111/144		62/73

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 3, 1993

**The Lehman Brothers Municipal Bond Index's since inception returns are calculated from April 30, 1993.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,037.20	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

*Expenses are equal to the annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds October 31, 2006 9

Janus Federal Tax-Exempt Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Municipal Securities - 99.7%
Alaska - 1.1%
$1,000,000	Aleutians East Borough, Alaska, Project Revenue Bonds, (Aleutian Pribilof Islands Association, Inc. Project), (ACA Insured) 5.00%, due 6/1/12	$1,042,100
Arkansas - 2.5%
1,000,000	Independence County, Arkansas, Pollution Control Revenue Refunding Bonds, (Entergy Arkansas, Inc. Project) 5.00%, due 1/1/21	1,025,120
1,355,000	Norphlet, Arkansas, Industrial Development Revenue Bonds, (Norphlet Chemical, Inc. Project), (ADED-GTD Insured) 5.00%, due 2/1/12	1,395,216
		2,420,336
Arizona - 1.1%
1,000,000	Pinal County, Arizona, Industrial Development Authority, Correctional Facility Contract Revenue, (Florence West Prison Project), (ACA Insured) Series A, 5.25%, due 10/1/12	1,062,480
California - 1.5%
1,400,000	Independent Cities, California, Lease Finance Authority, Mobile Home Park Revenue Bonds, (San Juan Mobile Estates), Series 2006A 5.00%, due 11/15/12	1,455,006
Colorado - 7.3%
500,000	Arapahoe & Douglas Counties, Colorado Inverness Water & Sanitation District (RDN Insured), Series A 5.00%, due 12/1/12	531,160
500,000	Broomfield, Colorado, Certificates of Participation, Westminster Open Space Foundation, 5.00%, due 12/1/12	528,935
510,000	Colorado Educational & Cultural Facilities Authority Revenue, (Academy Charter School Project), Series A 5.00%, due 12/15/15 (WI)	546,536
1,180,000	Colorado Health Facilities Authority Revenue, (Christian Living Communities Project), Series A, 5.25%, due 1/1/16 (WI)	1,207,164
	Colorado Health Facilities Authority Revenue, (Evangelical Lutheran Project):
1,000,000	5.25%, due 6/1/17	1,084,530
815,000	5.25%, due 6/1/23	869,955
1,640,000	Colorado Health Facilities Authority, Hospital Revenue Bonds, (Longmont United Hospital Project), (RDN Insured) Series 2006B, 5.00%, due 12/1/12	1,740,384
600,000	Vista Ridge Metropolitan District, Colorado Refunding & Improvement Bonds Limited Tax, (RDN Insured), Series A 5.00%, due 12/1/13	640,458
		7,149,122

Shares or Principal Amount		Value
Connecticut - 1.3%
$1,175,000	Connecticut Development Authority Pollution Control Revenue, (Connecticut Light and Power Company Project) Series B, 5.95%, due 9/1/28**	$1,236,041
Florida - 11.0%
2,350,000	Destin, Florida, Community Redevelopment Agency Revenue, (Town Center Area Redevelopment), 5.25%, due 5/1/14**	2,415,730
2,160,000	Glades County, Florida, Correctional Development Corporation, First Mortgage Revenue, (Glades County Detention Center Project), 5.00%, due 3/1/11	2,159,935
2,000,000	Hillsborough County, Florida, Industrial Development Authority Hospital Revenue (Tampa General Hospital Project) Series B, 5.25%, due 10/1/28**	2,121,060
1,000,000	Jacksonville, Florida, Aviation Authority Revenue, (AMBAC Insured) 5.00%, due 10/1/18 (WI)	1,067,620
2,000,000	Palm Beach County, Florida, Health Facilities Authority Revenue, Hospital Refunding Bonds, (BRCH Corp. Obligated Group), 5.50%, due 12/1/21	2,106,320
1,000,000	St. Johns County, Florida, Industrial Development Authority Health Care (Glenmoor Project), Series A, 5.25% due 1/1/26	1,016,020
		10,886,685
Illinois - 9.9%
2,000,000	Illinois Development Finance Authority Solid Waste Disposal Revenue, (Waste Management, Inc. Project), 5.05% due 1/1/10	2,045,560
1,500,000	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago Series A, 5.375%, due 3/1/18	1,614,210
	Illinois Finance Authority Revenue:
815,000	(Lutheran Hillside Village) 5.00% due 2/1/13	858,211
2,500,000	(OSF Healthcare System) 5.25% due 11/15/11	2,658,725
2,430,000	(Three Crowns Park Plaza), Series A 5.50% due 2/15/14**	2,524,212
		9,700,918
Indiana - 7.6%
	Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of Indiana:
1,000,000	5.00%, due 11/15/12	1,043,310
1,000,000	5.00%, due 11/15/13	1,047,380
2,000,000	Indiana Health and Educational Facility Financing Authority Revenue, Clarian Health Obligation Group, Series B 5.00%, due 2/15/24 (WI)	2,095,181

See Notes to Schedules of Investments and Financial Statements.

10 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Indiana - (continued)
$2,000,000	Indianapolis, Indiana, Local Public Improvement Bond Bank, (Airport Authority Project), (FSA Insured) Series A, 5.625%, due 1/1/17	$2,180,360
1,000,000	Noblesville, Indiana, Redevelopment Authority Economic Development, Lease Rental Bonds, (Hamilton Town Center Project), Series B, 5.00%, due 8/1/25	1,043,840
		7,410,071
Kansas - 2.0%
500,000	Kansas State Development Finance Authority, Health Facilities Revenue (Hays Medical Center, Inc.), Series L 5.25%, due 11/15/12	533,755
1,360,000	Norwich, Kansas, Industrial Revenue (Farrar Corp), 5.75%, due 8/1/17	1,383,079
		1,916,834
Massachusetts - 1.0%
885,000	Massachusetts State Development Finance Agency, (Curry College), (ACA Insured) Series A, 5.25%, due 3/1/14	951,702
Michigan - 3.3%
1,530,000	Kentwood, Michigan, Economic Development Limited Obligation (Holland Home), Series A 5.25%, due 11/15/14	1,611,763
1,500,000	Rockford, Michigan, Public Schools (Q-SBLF Insured), Series A 5.00%, due 5/1/19	1,583,925
		3,195,688
Minnesota - 2.7%
1,000,000	Aitkin, Minnesota, Health Care Facilities Revenue, (Riverwood Healthcare Center) 5.25%, due 2/1/14**	1,030,800
500,000	Inver Grove Heights, Minnesota, Nursing Home Revenue, (Presbyterian Homes Care), 5.50%, due 10/1/33	506,730
1,000,000	Minnesota State Higher Education Facilities Authority Revenue, (St. John's University) Series 6-G, 5.00%, due 10/1/14	1,077,760
		2,615,290
Missouri - 0.5%
500,000	Fenton, Missouri, Tax Increment Revenue (Gravois Bluffs Redevelopment Project) 5.00%, due 4/1/12	522,610
Nebraska - 2.2%
	Nebraska Educational Facilities Authority Revenue, (Dana College), Series A:
1,030,000	5.50% due 3/15/20	1,071,674
1,000,000	5.50% due 3/15/25	1,035,450
		2,107,124
New Jersey - 0.2%
200,000	New Jersey Economic Development Authority, (Glimcher Properties LP Project), 6.00%, due 11/1/28	203,112

Shares or Principal Amount		Value
New York - 5.3%
$725,000	Erie County, New York, Industrial Development Agency Revenue, (Orchard Park CCRC, Inc. Project), Series A 5.50%, due 11/15/11	$751,209
1,000,000	New York City Industrial Development Agency, Special Facility Revenue Bonds (Terminal One Group Association L.P. Project), 5.00%, due 1/1/12	1,045,210
1,130,000	Niagra County, New York, Industrial Development Agency, Multi Family Revenue, (Foxwood), (GNMA Insured) 5.00%, due 7/20/38 (WI)	1,147,086
2,200,000	Onondaga County, New York, Industrial Development Agency, Pollution Control Revenue, (Anheuser-Busch Project) Series B, 4.95%, due 7/1/36	2,248,510
		5,192,015
Ohio - 2.2%
2,000,000	Richland County, Ohio, Hospital Facilities Revenue, Medcentral Health System Obligation, 5.125%, due 11/15/21	2,131,600
Oklahoma - 2.9%
1,000,000	Comanche County, Oklahoma, Development Financial Authority Revenue, (Comanche County Memorial Hospital Project) Series B, 6.60%, due 7/1/31	1,099,440
1,610,000	Pottawatomie County, Oklahoma, Facilities Authority, Educational Facilities Lease Revenue, (Shawnee Public Schools Project) 5.00%, due 9/1/13	1,690,307
		2,789,747
Pennsylvania - 4.0%
1,698,560	Abington Township, Pennsylvania, Municipal Authority Revenue, (Scranton Cultural Center), 5.00%, due 2/15/17ß	1,698,560
500,000	Chartiers Valley, Pennsylvania, Industrial and Commercial Development Authority First Mortgage Revenue, (Asbury Health Center Project), 5.25%, due 12/1/14 (WI)	502,590
1,600,000	Cumberland County, Pennsylvania Municipal Authority Revenue (Presbyterian Homes, Inc. Project), (RDN Insured), Series A, 5.00%, due 12/1/13	1,692,672
		3,893,822
Rhode Island - 2.5%
1,250,000	Providence, Rhode Island, Special Obligation Tax Increment Refunding Bonds, Series E 5.00%, due 6/1/13	1,326,825
1,000,000	Rhode Island State Economic Development Corp., Providence Place Mall, (RDN Insured), 6.125%, due 7/1/20	1,102,380
		2,429,205
South Carolina - 3.4%
1,000,000	South Carolina Jobs-Economic Development Authority, First Mortgage Health Facilities Revenue, (Wesley Commons Project) 5.125%, due 10/1/26	1,004,520

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 11

Janus Federal Tax-Exempt Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
South Carolina - (continued)
	South Carolina Jobs-Economic Development Authority, Student Housing Revenue (Coastal Housing Foundation LLC Project) (CIFG Insured):
$1,040,000	Series A, 5.00%, due 4/1/17	$1,120,558
1,095,000	Series A, 5.00%, due 4/1/18	1,174,946
		3,300,024
Tennessee - 4.7%
2,430,000	Memphis-Shelby County, Tennessee Airport Authority Special Facilities Revenue, (Federal Express Corp.) 5.05%, due 9/1/12	2,572,981
2,000,000	Tennessee Energy Acquisition Corporation Gas Project Revenue, Series A 5.00%, due 9/1/13	2,138,080
		4,711,061
Texas - 13.5%
1,790,000	Beasley, Texas, Higher Education Finance Corporation Revenue, (Uplift Education) (ACA Insured), Series A 5.25%, due 12/1/18	1,899,691
2,940,000	Brazos River Authority, Texas, Pollution Control Revenue, (TXU Electric Company Project), 5.75%, due 5/1/36	3,120,516
835,000	Cameron, Texas, Education Corporation Revenue, (Faith Family Academy Charter School Project), (ACA Insured), Series A 5.00%, due 8/15/15	881,710
1,100,000	Harris County, Texas, Municipal Utility District No. 368, (RDN Insured) 6.125%, due 9/1/29	1,217,964
500,000	Health Facilities Development Corporation Revenue, (Retirement Facility Revenue Bonds), Series A 5.25%, due 11/1/16 (WI)	505,070
1,130,000	La Vernia, Texas, Higher Education Financial Revenue, (Southwest Winners Foundation), (ACA Insured), Series A 5.00%, due 2/15/21	1,176,567
1,495,000	Midtown Redevelopment Authority, Texas Tax Increment Contract Revenue (AMBAC Insured), 5.00%, due 1/1/20	1,597,064
1,795,000	Pecos County, Texas, Iraan General Hospital, (RDN Insured) 5.00%, due 2/15/26	1,878,306
1,000,000	Willacy County, Texas, Local Government Corporate Revenue, 6.00%, due 3/1/09	1,018,500
		13,295,388
Washington - 1.6%
500,000	Port Kalama, Washington, Revenue Bonds Series B, 5.25%, 12/1/15	538,880
1,000,000	Washington State Health Care Facilities Authority Revenue, (Group Health Coop) (RDN Insured), 5.00%, due 12/1/25	1,052,540
		1,591,420
Wisconsin - 4.4%
1,000,000	Milwaukee County, Wisconsin, Airport Revenue, (FGIC Insured), Series A 5.75%, due 12/1/25	1,065,600

Shares or Principal Amount		Value
Wisconsin - (continued)
$1,050,000	Milwaukee, Wisconsin, Redevelopment Authority Revenue, (Science Education Consortium Project), Series A 5.125%, due 8/1/15	$1,055,775
2,000,000	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Synergy Health, Inc.) 6.00%, due 11/15/23	2,187,280
		4,308,655
Total Municipal Securities (cost $96,463,403)		97,518,056
Short-Term Municipal Securities - 1.3%
Indiana - 0.6%
600,000	Indiana Health and Educational Facility Financing Authority Revenue, (Schneck Memorial Hospital Project), Series B 3.60%, due 2/15/36	600,000
Kansas - 0.7%
695,000	Olathe Health Facilities Revenue, (Olathe Medical Center, Inc.), Series A, Variable Rate, 1.10%, 9/1/32	695,000
Total Short-Term Municipal Securities	(amortized cost $1,295,000)	1,295,000
Total Investments (total cost $97,758,403) – 101.0%		98,813,056
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(994,530)
Net Assets – 100%		$97,818,526

ACA - American Capital Access Corp.

ADED-GTD - Arkansas Department of Economic Development - Guaranteed

AMBAC - American Municipal Bond Assurance Corp.

CIFG - CDC IXIS Financial Guaranty Group

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

Q-SBLF - Qualified - School Bond Loan Fund

RDN - Radian Asset Assurance, Inc.

See Notes to Schedules of Investments and Financial Statements.

12 Janus Bond & Money Market Funds October 31, 2006

Janus Flexible Bond Fund (unaudited)

Ticker: JAFIX

Fund Snapshot

This bond fund continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Ron Speaker

portfolio manager

Performance Overview

For the 12-month period ended October 31, 2006, Janus Flexible Bond Fund returned 4.80%, modestly underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 5.19%.

Interest rate volatility contributed to market turbulence through much of the period, as investors tried to assess the strength of the economy, the threat of inflation and the direction of Federal Reserve (Fed) monetary policy. The Fed started out the 12-month period with a 25-basis point rate hike on November 1, 2005, which it followed with another 125 basis points of tightening through the first half of 2006. This brought the overnight Federal Funds rate to 5.25% by the end of June, the highest level since January 2001. Against this backdrop, inflation fears and the prospect of additional Fed rate tightening kept upward pressure on bond yields through much of the period. The benchmark 10-year Treasury yield rose more than 60 basis points to peak at around 5.25% in late June.

Market volatility during this period was aggravated by uncertainty over the inflation-fighting acumen of new Fed Chairman Ben Bernanke, who took office in February. Bernanke has faced a tough challenge – trying to quell inflation pressures without derailing the economic expansion. While Bernanke initially appeared to follow the play book of predecessor Alan Greenspan, he began to show his independence in the late summer when signs of moderating housing market activity and a retreat in energy prices persuaded Fed policymakers to return to the sidelines. In August, the Federal Reserve Open Market Committee voted to leave the overnight lending rate unchanged, the first pause in credit tightening since June 2004. The Fed continued to hold its fire through October, raising speculation of more accommodative monetary policy going forward. As investors began to speculate about the possibility of rate cuts in the foreseeable future, bond yields dropped sharply. The 10-year Treasury bond yield declined to 4.61% by the end of October, up slightly from its close a year earlier. Shorter-term bond yields also declined, but the yield curve remained slightly inverted.

Meanwhile, the corporate credit market has gained support from generally healthy earnings growth, sound credit quality and a strengthening equity market. Spreads continued to narrow, particularly in the high-yield sector, which outperformed other areas of the fixed-income category. While healthy economic growth kept the overall default risk low, bond investors have become increasingly concerned over a rash of shareholder-friendly activities, including stock repurchase initiatives and leveraged buy-outs, that have added to corporate debt levels in recent months.

Strategy in This Environment

Our performance over the past 12 months benefited from our flexible investment approach, which enabled us to respond to changing market dynamics even as we remained committed to careful credit selection and rigorous fundamental research. Through much of the period, we maintained a shorter duration relative to our benchmark, which helped to mitigate exposure to rising interest rates. As we saw growing evidence of an economic slowdown, however, we shifted to a more market-neutral duration, which helped the portfolio to more fully participate in the third quarter rally.

At the same time, we moved to a more overweight position in corporate bonds, as we pursued better yields and risk-return opportunities. We also traded some Treasury holdings for agency-backed bonds which offered more attractive carry and yield opportunities. Moreover, we increased our stake in mortgage-backed securities, which now account for an above-market share of portfolio assets.

Treasury, Agency and Select Corporate Securities Weighed on Performance

In the first half of the year, performance was dampened by pressure on our Treasury and government-backed holdings, which proved vulnerable to rising interest rates. Despite regaining some ground with the bond market rally of the third quarter, these holdings nonetheless constrained our overall performance.

Among individual corporate issues, medical device manufacturer Boston Scientific raised some concerns with investors after reporting weaker-than-expected third quarter revenues, due in part to lackluster demand for its cardiac rhythm management products and safety concerns connected to its drug-coated stents. Still, the company continues to boast a strong market presence and healthy cash flow.

Janus Bond & Money Market Funds October 31, 2006 13

Janus Flexible Bond Fund (unaudited)

A number of corporate bond holdings also detracted from performance during the period. For example, our investment in TEVA Pharmaceuticals was in a longer-dated 30-year security and with some delays in drug approvals, the bond widened in spread. Another detractor from performance was our position in Hospital Corporation of America, known as HCA. HCA is a credit we had followed for years with several on site company visits. The company started to pursue the more shareholder-friendly action of buying back stock and as a result, we sold our bonds at a small loss. Subsequently, the company continued to favor equity shareholders over bondholders and in July initiated one of the largest leveraged buyouts in history, which further harmed bondholders. This type of "going private" transaction is a danger to underperforming stocks in a healthy financing environment and one key risk we focus on in our bond investments.

Select Corporate Bonds Benefited Performance

Aiding our results was solid performance by a number of corporate bonds. One standout was our stake in Liberty Mutual, a property and casualty underwriter which benefited from a much milder hurricane season, and thus lower losses as compared to last year. In August, Liberty reported double-digit gains in its revenues and cash flow, as well as a more than 20% surge in net written premiums. The company also has launched a new secure online management system to help workers track their compensation claims. Another casualty underwriter that contributed to performance was Kingsway Financial, a company that focuses on non-standard auto insurance. Kingsway Financial benefited from continued solid earnings growth and similar low losses as those experienced by Liberty Mutual.

We also benefited from our decision to take advantage of last winter's sell-off in bonds issued by General Motors Acceptance Corporation (GMAC), the financing arm of struggling automaker General Motors. We were able to invest in these bonds at an advantageous price, allowing us to benefit from news of GMAC's sale to Cerberus Capital Management, a private equity group. Investors have hoped that this sale will allow GMAC to raise capital at a more profitable rate. We remain positive on the outlook for GMAC given its tremendous liquidity profile, global footprint, and strong presence in the consumer lending market.

Strategy in the Months Ahead

As we look ahead, we caution that the outlook for the economy and Fed monetary policy has reached an inflection point. On one hand, if economic growth remains relatively solid, the Fed could either raise rates again, depending on the incoming inflation data, or could maintain a "wait and see" approach. On the other hand, a dramatic slowdown in economic growth could prompt the Fed to cut rates, but also could raise concerns over corporate earnings performance and credit quality. So far, the economic data has been uneven, making it difficult to project the near-term direction of the economy and the likely Fed response. Policymakers and investors alike will be scrutinizing economic and inflation reports over the coming weeks as they try to gain more certainty on the outlook.

The bigger question for the near term is to what extent these differing scenarios have already been factored into current asset prices. Even considering the best case, it may be difficult for bond yields to replicate the 50 basis-point drop we saw in the third quarter. It is more likely that we will enter a consolidation period, in which the market digests earlier gains as investors await more clarity. Regardless, we are heartened to find ourselves in a lower interest rate environment backed by relatively healthy corporate earnings growth and credit quality. This is a constructive investment environment, as the demand for credit (bonds) from U.S. and international investors continues to create good liquidity in the corporate bond market. The need for yield and the ability to put large amounts of money to work in the U.S. bond market makes our corporate market the most sought after of all global bond markets. We believe that the Fund is well positioned to capitalize on this period with our intensive credit research, and we continue to look to our flexible investment mandate to help us navigate the changing market dynamics.

Thank you for your investment and trust in Janus Flexible Bond Fund.

14 Janus Bond & Money Market Funds October 31, 2006

(unaudited)

Janus Flexible Bond Fund At a Glance

Fund Profile

October 31, 2006
Weighted Average Maturity	7.4 Years
Average Modified Duration*	4.6 Years
30-Day Current Yield**	4.76%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	253

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2006
AAA	69.5%
AA	3.0%
A	3.0%
BBB	13.3%
BB	5.3%
B	4.0%
CCC	0.3%
Other	1.6%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of October 31, 2006	As of October 31, 2006

Emerging markets comprised 0.4% of total net assets.

Janus Bond & Money Market Funds October 31, 2006 15

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Flexible Bond Fund	4.80%		4.60%		5.96%		7.50%
Lehman Brothers Aggregate Bond Index	5.19%		4.51%		6.26%		7.59	%**
Lipper Quartile	2	nd	1	st	2	nd	1	st
Lipper Ranking - based on total return for Intermediate Investment Grade Debt Funds	192/485		73/344		45/149		6/23

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – July 7, 1987

** The Lehman Brothers Aggregate Bond Index's since inception returns are calculated from June 30, 1987.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Without such waivers, the Fund's yield and total return would have been lower.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's prospectus allows for investment in non-investment grade securities.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,041.40	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

*Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

16 Janus Bond & Money Market Funds October 31, 2006

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 27.9%
Agricultural Operations - 0.2%
$1,421,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	$1,388,490
Beverages - Wine and Spirits - 0.1%
1,075,000	Diageo Capital PLC, 5.875% company guaranteed notes, due 9/30/36	1,059,655
Building and Construction Products - Miscellaneous - 0.3%
2,135,000	CRH America, Inc., 6.00% company guaranteed notes, due 9/30/16	2,150,575
Building Products - Cement and Aggregate - 0.3%
	Lafarge S.A.:
865,000	6.50%, notes, due 7/15/16**	901,006
860,000	7.125%, notes, due 7/15/36**	937,436
		1,838,442
Cable Television - 1.9%
	Comcast Corp.:
2,775,000	5.85%, company guaranteed notes due 1/15/10	2,823,374
3,395,000	6.50%, company guaranteed notes due 1/15/17	3,560,217
1,300,000	7.05% company guaranteed notes due 3/15/33	1,408,563
3,850,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	3,762,173
	CSC Holdings, Inc.:
182,439	7.0725%, bank loan, due 3/29/13‡	182,258
729,755	7.12163%, bank loan, due 3/29/13‡	729,032
1,352,326	7.12563%, bank loan, due 3/29/13‡	1,350,988
912,193	7.2175%, bank loan, due 3/29/13‡	911,290
		14,727,895
Casino Hotels - 0.3%
2,155,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	2,316,625
Cellular Telecommunications - 0.8%
	Nextel Communications, Inc.:
2,200,000	6.875%, senior notes, due 10/31/13	2,247,984
1,350,000	7.375%, senior notes, due 8/1/15	1,394,153
2,000,000	Rogers Wireless Communications, Inc. 8.515%, secured notes, due 12/15/10‡	2,042,500
		5,684,637
Commercial Banks - 0.7%
3,025,000	ICICI Bank, Ltd., 7.25% bonds, due 10/31/16 (144A)‡	3,114,289
2,150,000	Shinsei Bank, Ltd., 6.418% bonds, due 12/29/49 (144A)‡	2,162,212
		5,276,501
Computer Services - 0.2%
1,320,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	1,369,500
Computers - Peripheral Equipment - 0%
	Candescent Technologies Corp.:
4,250,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,o,oo,§	0
2,750,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,##,oo,§	0

Shares or Principal Amount		Value
Consumer Products - Miscellaneous - 0.3%
$2,012,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13	$2,062,300
Containers - Metal and Glass - 0.5%
2,153,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,206,825
1,720,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,728,600
		3,935,425
Diversified Financial Services - 1.1%
	General Electric Capital Corp.:
5,145,000	4.875%, notes, due 10/21/10	5,106,145
2,600,000	4.375%, notes, due 11/21/11	2,512,193
1,000,000	Zurich Financial Services USA, 6.45% bonds, due 12/15/65 (144A)‡	998,634
		8,616,972
Diversified Operations - 0.7%
2,545,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	2,573,631
2,750,000	Textron, Inc., 6.375% notes, due 11/15/08	2,813,910
		5,387,541
E-Commerce/Services - 0.3%
2,155,000	Expedia, Inc., 7.456% bonds, due 8/15/18 (144A)	2,250,193
Electric - Generation - 0.2%
1,453,000	Edison Mission Energy, 7.75% senior notes, due 6/15/16 (144A)	1,500,223
Electric - Integrated - 2.5%
1,275,000	Consolidated Edison, Inc., 5.50% notes, due 9/15/16	1,281,851
1,900,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	1,850,319
4,035,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	4,330,608
1,785,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	1,723,062
	Southern California Edison Co.:
4,350,000	7.625%, notes, due 1/15/10	4,640,701
1,575,000	6.00%, first mortgage notes, due 1/15/34	1,630,876
	TXU Corp.:
2,335,000	4.80%, senior notes, due 11/15/09	2,282,103
1,150,000	6.50%, senior notes, due 11/15/24	1,104,054
		18,843,574
Electronic Components - Miscellaneous - 0.4%
	NXP BV:
1,500,000	7.875%, secured notes, due 10/15/14 (144A)**,§	1,522,500
1,491,000	9.50%, senior notes, due 10/15/15 (144A)**,§	1,504,046
		3,026,546
Electronic Components - Semiconductors - 0.2%
872,000	Advanced Micro Devices, Inc., 7.57% bank loan, due 12/31/13‡	875,453
725,000	Spansion LLC, 0% bank loan, due 11/1/12‡	728,625
		1,604,078

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 17

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Finance - Auto Loans - 1.0%
	Ford Motor Credit Co.:
$843,000	9.75%, senior unsecured notes due 9/15/10 (144A)	$869,310
2,550,000	9.82375%, notes, due 4/15/12‡	2,659,594
	General Motors Acceptance Corp.:
2,000,000	6.125%, notes, due 8/28/07	1,993,578
1,725,000	6.75%, notes, due 12/1/14	1,710,227
		7,232,709
Finance - Consumer Loans - 0.9%
3,450,000	Household Finance Corp., 4.625% notes, due 1/15/08	3,426,781
3,339,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	3,300,852
		6,727,633
Finance - Investment Bankers/Brokers - 1.1%
	E*Trade Financial Corp.:
770,000	8.005%, senior notes, due 6/15/11	798,875
2,190,000	7.375%, senior notes, due 9/15/13	2,250,225
	Goldman Sachs Group, Inc.:
1,700,000	5.75% senior notes, due 10/1/16	1,726,425
860,000	6.45% subordinated notes, due 5/1/36	903,995
	Jefferies Group, Inc.:
805,000	5.50%, senior notes due 3/15/16	787,462
1,375,000	6.25%, senior unsecured notes due 1/15/36	1,335,364
900,000	Merrill Lynch & Company, Inc., 6.05% subordinated notes, due 5/16/16	934,610
		8,736,956
Food - Confectionary - 0.2%
1,270,000	Hershey Co., 5.45% notes, due 9/1/16	1,283,367
Food - Retail - 0.1%
1,010,000	Stater Brothers Holdings, Inc., 8.125% senior notes, due 6/15/12	1,017,575
Foreign Government - 0.4%
3,150,000	Quebec Province, 6.125% unsecured notes, due 1/22/11	3,274,772
Gas - Distribution - 0.7%
1,030,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	1,044,163
550,000	Southern Union Co., 7.20% junior subordinated notes, due 11/1/66‡	555,301
3,710,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	4,014,851
		5,614,315
Independent Power Producer - 0.5%
	NRG Energy, Inc.:
3,110,816	7.36688%, bank loan, due 2/1/13‡	3,127,023
232,192	7.36688%, bank loan, due 2/1/13‡	233,116
630,000	7.375%, company guaranteed notes due 2/1/16	637,088
		3,997,227
Investment Management and Advisory Services - 1.4%
2,995,000	Ameriprise Financial, Inc., 7.5185% junior subordinated notes, due 6/1/66‡	3,256,835
2,755,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	2,689,056

Shares or Principal Amount		Value
Investment Management and Advisory Services - (continued)
	Nuveen Investments:
$2,080,000	5.00%, senior notes, due 9/15/10	$2,043,369
2,845,000	5.50%, senior notes, due 9/15/15	2,784,336
		10,773,596
Life and Health Insurance - 0.6%
1,340,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	1,351,256
2,845,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	3,012,701
		4,363,957
Medical - HMO - 0.3%
	Coventry Health Care, Inc.:
1,540,000	5.875% senior notes, due 1/15/12	1,529,183
1,094,000	6.125% senior notes, due 1/15/15	1,090,191
		2,619,374
Multimedia - 0.1%
850,000	Viacom, Inc., 6.25% senior notes, due 4/30/16 (144A)	851,318
Mutual Insurance - 0.3%
2,125,000	Liberty Mutual Group, 7.50% bonds, due 8/15/36 (144A)§	2,363,561
Non-Hazardous Waste Disposal - 0.7%
2,900,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	2,863,750
2,400,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	2,571,058
		5,434,808
Office Automation and Equipment - 0.4%
3,005,000	Xerox Corp., 6.75% senior unsecured notes, due 2/1/17	3,057,588
Office Supplies and Forms - 0.1%
865,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	844,456
Oil Companies - Exploration and Production - 0.8%
855,000	Anadarko Petroleum Corp., 6.45% senior unsecured notes, due 9/15/36	886,220
2,110,000	Kerr-McGee Corp., 6.875% secured notes, due 9/15/11	2,246,095
1,080,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	1,139,400
	Pemex Project Funding Master Trust:
600,000	5.75%, company guaranteed notes due 12/15/15	592,500
500,000	8.625%, company guaranteed notes due 2/1/22‡	610,000
1,025,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	994,619
		6,468,834
Oil Companies - Integrated - 0.2%
1,325,000	Marathon Oil Corp., 6.85% notes, due 3/1/08	1,346,845
Paper and Related Products - 0.3%
	Georgia Pacific Corporation, Inc.:
184,273	7.36688%, bank loan, due 12/20/12‡	185,157
200,025	7.36688%, bank loan, due 12/20/12‡	200,985
100,012	7.37563%, bank loan, due 12/20/12‡	100,492
1,600,197	7.39%, bank loan, due 12/20/12‡	1,607,878
		2,094,512

See Notes to Schedules of Investments and Financial Statements.

18 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Photo Equipment and Supplies - 0.2%
	Eastman Kodak Co.:
$448,542	0%, bank loan, due 10/18/12‡	$448,914
111,855	7.655%, bank loan, due 10/18/12‡	111,948
279,638	7.655%, bank loan, due 10/18/12‡	279,870
389,526	7.7569%, bank loan, due 10/18/12‡	389,849
		1,230,581
Pipelines - 0.9%
3,255,000	El Paso Corp., 7.625% senior notes, due 9/1/08	3,344,512
850,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	787,526
	ONEOK Partners, L.P.:
1,275,000	6.15%, bonds, due 10/1/16	1,295,904
1,075,000	6.65%, notes, due 10/1/36	1,106,159
		6,534,101
Property and Casualty Insurance - 0.7%
3,805,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	3,883,471
850,000	Markel Corp., 7.35% senior notes, due 8/15/34	917,989
860,000	Ohio Casualty Corp., 7.30% senior unsecured notes, due 6/15/14	919,288
		5,720,748
Publishing - Periodicals - 0.2%
1,475,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	1,640,938
Reinsurance - 0.2%
1,400,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	1,352,063
Retail - Drug Store - 0.2%
1,270,000	CVS Corp., 5.75% senior unsecured notes, due 8/15/11	1,289,469
Retail - Pet Food and Supplies - 0%
325,000	Petco Animal Supplies, Inc., 7.22% bank loan, due 10/28/13‡	326,625
Retail - Regional Department Stores - 0%
373,101	Neiman Marcus Group, Inc., 7.64063% bank loan, due 4/6/13‡	375,866
Satellite Telecommunications - 0.3%
	INTELSAT Bermuda, Ltd.:
850,000	6.50% notes, due 11/1/13	701,250
1,725,000	11.25%, senior notes, due 6/15/16 (144A)	1,878,094
		2,579,344
Savings/Loan/Thrifts - 0.5%
525,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	514,767
2,120,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	2,134,764
1,025,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	1,086,294
		3,735,825
Schools - 0.4%
	Education Management LLC:
629,748	7.875%, bank loan, due 6/1/13‡	633,488
650,000	8.75%, senior notes, due 6/1/14 (144A)	666,250
1,948,000	10.25%, senior subordinated notes due 6/1/16 (144A)	2,021,050
		3,320,788

	Shares or Principal Amount		Value
	Special Purpose Entity - 1.4%
	$855,000	ConocoPhillips Co., 5.95% company guaranteed notes, due 10/15/36	$880,498
	1,702,000	JP Morgan Chase Capital XX, 6.55% junior subordinated notes, due 9/29/36	1,762,278
	3,250,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	3,391,547
	4,221,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	4,425,803
			10,460,126
	Telecommunication Services - 0.5%
	1,065,000	Embarq Corp., 7.082% notes, due 6/1/16	1,089,714
		West Corp.:
	625,000	9.50%, senior notes, due 10/15/14 (144A)	623,438
	2,025,000	11.00%, senior subordinated notes due 10/15/16 (144A)	2,030,062
			3,743,214
	Telephone - Integrated - 0.6%
	2,950,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	2,857,034
	750,000	Qwest Corp., 8.64% senior notes, due 6/15/13‡	808,125
	1,275,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11**	1,302,540
			4,967,699
	Transportation - Equipment and Leasing - 0.3%
	2,125,000	GATX Corp., 5.50% senior notes, due 2/15/12	2,123,721
	Transportation - Railroad - 0.1%
	1,050,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	1,067,848
	Transportation - Services - 0.3%
	1,270,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	1,278,148
	1,075,000	Ryder System, Inc., 5.85% notes, due 11/1/16	1,082,266
			2,360,414
	Total Corporate Bonds (cost $212,503,377)		213,971,945
	Foreign Bonds - 0.2%
	Cable Television - 0.2%
EUR	971,100	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)** (cost $1,247,190)	1,369,562
	Mortgage Backed Securities - 39.9%
	U.S. Government Agencies - 39.9%
		Fannie Mae:
	$3,597,084	7.00%, due 9/1/14	3,699,965
	882,196	6.50%, due 11/1/17	901,045
	2,455,754	5.00%, due 11/1/18	2,424,127
	1,674,998	4.50%, due 5/1/19	1,622,127
	4,481,429	4.50%, due 5/1/19	4,339,974
	5,364,561	4.50%, due 5/1/19	5,195,230
	4,547,871	5.00%, due 8/1/19	4,485,449
	536,053	5.50%, due 8/1/19	537,231
	264,027	5.50%, due 9/1/19	264,762
	971,940	5.50%, due 9/1/19	974,076
	613,412	4.50%, due 4/1/20	593,524
	2,757,557	6.00%, due 10/1/21	2,800,701

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 19

Janus Flexible Bond Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
	Fannie Mae - (continued)
$5,280,517	5.50%, due 9/1/24	$5,264,658
3,721,000	5.00%, due 5/1/25	3,628,151
925,119	7.00%, due 11/1/28	958,777
1,077,997	6.50%, due 2/1/31	1,110,589
2,169,369	7.00%, due 2/1/32	2,248,296
1,993,967	6.50%, due 5/1/32	2,046,962
916,333	6.50%, due 7/1/32	938,701
6,271,951	6.00%, due 10/1/32	6,328,683
8,522,802	5.50%, due 2/1/33	8,447,683
1,572,755	6.50%, due 3/1/33	1,611,147
4,405,093	5.00%, due 11/1/33	4,263,734
3,557,705	5.50%, due 11/1/33	3,525,282
10,581,935	5.00%, due 3/1/34	10,242,361
1,708,684	5.00%, due 4/1/34	1,653,853
4,273,859	5.00%, due 4/1/34	4,134,241
3,371,758	3.887%, due 5/1/34	3,289,934
3,695,615	5.00%, due 6/1/34	3,574,887
6,709,268	6.00%, due 7/1/34	6,772,839
1,552,705	5.00%, due 7/1/34	1,501,981
2,386,875	6.50%, due 8/1/34	2,446,679
468,938	6.50%, due 9/1/34	482,210
957,879	5.50%, due 11/1/34	948,278
6,431,782	5.50%, due 11/1/34	6,367,314
4,367,679	5.50%, due 3/1/35	4,318,748
3,027,751	5.00%, due 5/1/35	2,924,197
1,235,754	5.00%, due 7/1/35	1,193,490
2,987,380	5.50%, due 7/1/35	2,953,913
1,238,907	6.00%, due 7/1/35	1,246,871
2,997,123	4.50%, due 9/1/35	2,812,783
1,803,754	5.00%, due 9/1/35	1,742,063
8,506,684	5.50%, due 9/1/35	8,411,384
3,578,921	6.00%, due 9/1/35	3,607,433
4,102,166	5.50%, due 12/1/35	4,031,199
2,966,226	6.00%, due 12/1/35	2,985,293
1,887,993	6.50%, due 1/1/36	1,924,462
438,152	7.00%, due 1/1/36	451,005
492,520	7.00%, due 1/1/36	506,868
1,907,247	5.00%, due 2/1/36	1,842,017
4,042,127	5.50%, due 2/1/36	3,996,844
4,374,731	6.00%, due 3/1/36	4,401,816
5,735,008	5.50%, due 4/1/36	5,670,760
5,414,757	5.00%, due 5/1/36	5,229,565
1,219,150	6.50%, due 6/1/36	1,242,700
1,740,156	5.50%, due 7/1/36	1,719,933
1,033,913	6.50%, due 7/1/36	1,053,885
1,238,198	6.00%, due 8/1/36	1,245,864
5,373,227	6.00%, due 8/1/36	5,406,495
2,077,146	6.50%, due 8/1/36	2,117,269
4,293,234	6.50%, due 8/1/36	4,376,163
4,513,487	6.50%, due 8/1/36	4,600,669
2,555,972	6.00%, due 9/1/36	2,571,797
850,893	6.50%, due 9/1/36	867,329
	Federal Home Loan Bank System:
4,229,167	5.27%, due 12/28/12	4,228,173
2,885,533	5.50%, due 12/1/34	2,858,823
3,477,245	5.50%, due 12/1/34	3,445,058
	Freddie Mac:
1,322,421	5.50%, due 1/1/16	1,326,968
1,967,878	5.50%, due 1/1/18	1,973,689
6,718,358	4.50%, due 2/1/18	6,504,303
3,702,977	5.00%, due 9/1/18	3,653,565
6,475,000	5.75%, due 12/15/18	6,512,713

Shares or Principal Amount		Value
	Freddie Mac - (continued)
$1,702,357	4.00%, due 4/1/19	$1,612,947
1,849,507	5.00%, due 2/1/20	1,820,828
1,560,464	5.50%, due 2/1/21	1,561,472
1,440,129	5.00%, due 4/1/21	1,417,417
2,236,507	5.50%, due 11/1/33	2,218,069
1,821,151	6.00%, due 11/1/33	1,837,498
3,565,439	6.00%, due 2/1/34	3,598,885
1,513,108	5.00%, due 5/1/34	1,464,704
2,186,779	5.00%, due 5/1/34	2,118,028
369,398	6.50%, due 7/1/34	378,415
811,821	6.50%, due 7/1/34	831,592
6,661,988	5.50%, due 6/1/35	6,600,321
435,225	6.50%, due 6/1/35	444,387
8,477,079	5.00%, due 7/1/35	8,194,268
1,954,597	5.00%, due 9/1/35	1,889,388
3,737,582	5.50%, due 9/1/35	3,698,719
1,209,141	5.50%, due 9/1/35	1,196,569
4,009,890	5.50%, due 10/1/35	3,969,582
2,775,000	5.00%, due 6/1/36	2,682,421
2,696,395	6.50%, due 8/1/36	2,749,322
839,891	6.00%, due 9/1/36	845,616
4,349,868	5.00%, due 10/1/36	4,202,805
	Ginnie Mae:
1,604,532	6.00%, due 2/15/33	1,628,581
5,116,960	6.00%, due 10/20/34	5,175,751
1,902,960	6.50%, due 2/20/35	1,948,374
5,538,408	5.50%, due 3/20/35	5,499,441
3,921,120	5.50%, due 5/20/35	3,893,531
6,991,866	5.00%, due 10/15/35	6,820,386
Total Mortgage Backed Securities (cost $309,280,485)		305,880,875
Preferred Stock - 0.9%
Finance - Other Services - 0.3%
38,945	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	2,064,085
REIT - Diversified - 0.3%
96,600	iStar Financial, Inc., 7.875%	2,506,770
Savings/Loan/Thrifts - 0.3%
91,960	Chevy Chase Bank FSB, 8.00%	2,482,920
Total Preferred Stock (cost $7,083,886)		7,053,775
U.S. Government Agencies - 17.2%
	Fannie Mae:
$43,495,000	5.50%, due 3/15/11	44,542,577
16,980,000	5.25%, due 8/1/12	17,102,001
8,620,000	5.25%, due 9/15/16	8,815,277
3,485,000	6.625%, due 11/15/30	4,205,437
13,945,000	Federal Home Loan Bank System, 5.625% due 6/13/16	14,398,826
	Freddie Mac:
6,126,000	4.875%, due 2/17/09	6,128,855
31,900,000	5.25%, due 5/21/09	32,201,487
4,200,000	5.50%, due 9/15/11	4,311,682
Total U.S. Government Agencies (cost $129,983,234)		131,706,142
U.S. Treasury Notes/Bonds - 12.9%
14,515,000	5.125%, due 6/30/08#	14,601,191
528,000	4.50%, due 2/15/09#	526,206
2,120,000	4.875%, due 8/15/09#	2,133,746
12,035,000	5.125%, due 6/30/11#	12,307,196
2,180,000	4.625%, due 10/31/11	2,181,962

See Notes to Schedules of Investments and Financial Statements.

20 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - (continued)
$10,707,000	5.125%, due 5/15/16#	$11,130,258
2,873,000	4.875%, due 8/15/16#	2,932,704
5,035,000	8.875%, due 8/15/17#	6,811,806
6,145,000	8.875%, due 2/15/19#	8,494,983
6,480,000	7.25%, due 8/15/22	8,218,966
10,919,000	6.25%, due 8/15/23#	12,706,986
3,208,000	5.25%, due 2/15/29#	3,407,999
7,278,000	6.25%, due 5/15/30#	8,788,185
3,603,000	5.375%, due 2/15/31#	3,911,788
585,000	4.50%, due 2/15/36#	564,616
Total U.S. Treasury Notes/Bonds (cost $98,298,216)		98,718,592
Money Markets - 0.9%
3,604,000	Janus Institutional Cash Reserves Fund 5.21%	3,604,000
3,734,000	Janus Money Market Fund, 5.25%	3,734,000
Total Money Markets (cost $7,338,000)		7,338,000
Other Securities - 9.2%
70,402,509	State Street Navigator Securities Lending Prime Portfolio† (cost $70,402,509)	70,402,509
Total Investments (total cost $836,136,897) – 109.1%		836,441,400
Liabilities, net of Cash, Receivables and Other Assets – (9.1)%		(69,578,069)
Net Assets – 100%		$766,863,331

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$1,369,562	0.2%
Bermuda	701,250	0.1%
Canada	6,985,296	0.8%
Cayman Islands	6,588,015	0.8%
France	1,838,442	0.2%
India	3,114,289	0.4%
Netherlands	3,026,546	0.4%
Qatar	994,619	0.1%
Spain	1,302,540	0.1%
United States††	810,520,841	96.9%
Total	$836,441,400	100.0%

††Includes Short-Term Securities and Other Securities (87.6% excluding Short-Term Securities and Other Securities)

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/11/07	1,025,000	$1,312,844	$(5,969)
Total		$1,312,844	$(5,969)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 21

Janus High-Yield Fund (unaudited)

Ticker: JAHYX

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

For the twelve-month period ended October 31, 2006, Janus High-Yield Fund posted a gain of 10.00%, slightly underperforming a 10.31% increase of its benchmark, the Lehman Brothers High-Yield Bond Index.

Market Overview

Fixed-income markets remained volatile throughout the performance period, buffeted by shifting interest rates and uncertainty over Federal Reserve (Fed) monetary policy. The Fed responded to relatively strong economic growth and higher fuel prices by raising overnight rates by 150 basis points between November 2005 and June 2006, taking the overnight lending rate to 5.25%, its highest level since the first quarter of 2001. At the same time, Fed policymakers continued to voice concerns over tight commodity markets and core inflation pressures. Against this backdrop, bond yields moved higher through the spring, with the benchmark 10-year Treasury bond yield reaching 5.15% by the end of June.

By late summer, however, there were signs that higher interest rates were starting to cool the pace of economic growth, particularly in the housing market. Simultaneously, retreating oil prices helped to ease inflation fears. As a result, the Federal Reserve returned to the sidelines in August, September and October, voting three times to leave rates unchanged at 5.25%. Against this backdrop, bond yields moved lower as investors began to price in the possibility of a near-term Fed rate cut. The 10-year Treasury bond yield fell to 4.61% by the end of October, and the yield curve remained slightly inverted.

As 2006 began, I remained fairly constructive on my outlook for the high-yield market, which offered investors attractive yields and a cushion against rising interest rates. This optimism proved well founded, as the high-yield segment outperformed the broader fixed-income market through much of the year, supported by solid economic growth, robust corporate liquidity and modest default risk. In particular, we have seen the fruits of corporate efforts to reduce debt and improve underlying credit quality. Many of the highly rated companies' efforts to improve their financial metrics have left corporate balance sheets weighted with unproductive cash levels, making it harder for companies to deliver the kind of returns-on-equity that their shareholders have come to demand. This has forced management teams to reconsider their capital structures, and take more actions to appease shareholders through aggressive stock repurchases, increased dividends and leveraged buyouts. Unfortunately, many of these practices add to the overall debt load of corporations, and put the interests of shareholders before those of bond investors such as ourselves. The result is widening credit spreads and declining bond prices.

Investment Strategy

Performance over the period reflects my efforts to shield investors from heightened interest rate uncertainty, as well as my concerns over tight spreads and a shift to more shareholder-friendly activities. Given the uncertainty over interest rates and Fed policy, I maintained a short duration relative to the benchmark through much of the year.

At the same time, I have remained highly selective in individual credit selection. In particular, I have taken a more cautious approach to higher-rated BB-rated issuers, many of which are undertaking the kind of shareholder-friendly activities I have described. Instead, I have relied on a rigorous credit selection process to identify attractively priced, single B and CCC-rated issues that I believe offer upside potential. Many of these corporations have exhausted their ability to take on additional debt, which limits the downside risk associated with a releveraging of the capital structure. These fully levered enterprises generally focus on debt reduction as the path to value creation for the equity holder and can potentially be excellent total return stories for both fixed-income and equity investors.

In selecting individual investments, we continue to dig deep into the capital structures and liquidity profiles, to gain a better understanding of the opportunity, while we rigorously interview management teams to gauge their commitment and plans for debt reduction. At the same time, we continue to test our assumptions, modeling free-cash-flow generation under different scenarios to evaluate downside risk. I am confident that these measures will continue to identify individual credit stories that could work in our favor going forward.

22 Janus Bond & Money Market Funds October 31, 2006

(unaudited)

Floating Rate Bonds and Automotive Credits Aided Results

Performance benefited from my decision to increase the Fund's weighting in floating-rate high-yield bonds and bank loans. The returns on these securities adjust to interest-rate changes, and consequently provide protection from interest-rate volatility. We also benefited from our stake in several so-called "fallen angels", which can be defined as once investment-grade companies that have suffered credit downgrades and moved into the high-yield space. The two most notable names are General Motors (GM) and Ford Motor Company. Both entered the junk market with significant debt levels that made them the largest credit issuers within the high-yield category. Given concerns that both automakers faced bankruptcy pressures, our team of analysts spent a great deal of time analyzing these companies to gain a clear understanding of their liquidity profiles, business risks and management commitments to deleveraging. In the end, the tremendous cash balances carried by both corporations provided additional assurance, and gave us the confidence to invest in these holdings. As it turns out, our investments in Ford, General Motors and General Motors Acceptance Corporation (GMAC – GM's financing arm) all made significant positive contributions to our performance.

AMR Corporation, the parent company of American Airlines (AMR) also exceeded our expectations. AMR's management has been diligent in its efforts to hedge fuel cost increases and manage their balance sheet. The company is cash rich, and our in-depth, bottom-up analysis was able to see beyond the negative conventional wisdom surrounding the airline industry to dig into the underlying dynamics of the business and the capital structure. As it has turned out, traffic and pricing are up, passenger volumes have increased, and the company's liquidity continued to improve.

Another standout was Level III Communications. This Colorado-based telecommunications company offers a large fiber network to transmit data and video signals over the Internet. The company is seeing upside in pricing and increases in volumes that I believe bode well for the business going forward. In addition, this is another company with a very strong liquidity position. Level III's management appears committed to debt reduction, and the bonds performed well for us during the period.

Select Corporate Issues Weighed on Performance

As corporations engaged in more shareholder friendly actions in recent months, we redoubled our efforts to evaluate capital structures and strategies, with a keen eye to downside risk. Unfortunately, these measures did not fully shield us from some of the negative implications of this trend. One of the sharpest detractors for the period was paper products company Georgia Pacific. Over recent years, the company's management team made significant progress in paying down debt, and the company's bonds were considered to be candidates for a credit upgrade. Last December, however, the company was taken private by Koch Industries in a highly leveraged transaction. The bonds fell steeply in the wake of this development, an example of a typical impact to bond holders when a company transitions from public to private.

Our investment in Magnachip proved to be another negative. The South Korean chip company was spun off by Hynix Semiconductor in 2004 in a leveraged buyout. The company's subsequent efforts to repay the debt incurred in this transaction were hindered recently when it delayed a planned stock offering that would have helped raise additional cash. Additionally, the company's third quarter financial results were off somewhat from a year earlier. Nonetheless, company management announced progress in efforts to roll out several new technology initiatives, including innovations used in cutting-edge mobile phones and MP3 player displays. We maintained our position.

Outlook

Looking ahead, I remain generally constructive on prospects for the economy and the fixed-income market. While the outlook for Federal Reserve policy remains uncertain, I believe that the Fed will remain in a holding period for the near-term until policymakers gain more clarity on the strength of the economy and any threats of inflation. Additionally, I caution that current yields reflect investor anticipation of a potential Fed rate cut, which appears unlikely unless we see a significant slowdown in economic growth. Given these uncertainties, I anticipate maintaining a short duration bias through early 2007, and will continue to look to floating-rate securities to offer a hedge against interest-rate changes.

At the same time, I remain highly selective in my high-yield investing. Spreads in the high-yield market remain tight by historic standards. These tight spreads are validated by the extremely strong fundamentals and significant liquidity in the market. Despite healthy underlying credit quality, I recognize the risk associated with corporations' renewed willingness to fund shareholder-friendly practices through additional debt – practices that can result in credit downgrades, wider spreads

Janus Bond & Money Market Funds October 31, 2006 23

Janus High-Yield Fund (unaudited)

and falling bond prices. Despite the need for caution and careful credit selection, I remain confident in our strong fixed income team's ability to uncover a significant number of companies committed to debt repayment and credit improvement.

Thank you for your investment in Janus High-Yield Fund.

Janus High-Yield Fund At a Glance

Fund Profile

October 31, 2006
Weighted Average Maturity	6.5 Years
Average Modified Duration*	3.7 Years
30-Day Current Yield**	7.62%
Weighted Average Fixed Income Credit Rating	B+
Number of Bonds/Notes	277

* A theoretical measure of price volatility

** Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2006
AAA	0.1%
A	0.3%
BB	22.5%
B	59.9%
CCC	11.4%
Other	5.8%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of October 31, 2006	As of October 31, 2006

Emerging markets comprised 0.3% of total net assets.

24 Janus Bond & Money Market Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus High-Yield Fund	10.00%		8.14%		7.05%		8.27%
Lehman Brothers High-Yield Bond Index	10.31%		10.27%		6.58%		6.85%
Lipper Quartile	2	nd	3	rd	1	st	1	st
Lipper Ranking - based on total return for High Current Yield Funds	120/448		196/311		16/116		3/101

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – December 29, 1995

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yield and total return would have been lower.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's prospectus allows for investment in non-investment grade securities.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,042.70	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds October 31, 2006 25

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 94.3%
Advertising Sales - 0.5%
$1,876,000	Lamar Advertising Co., 2.875% senior notes, due 12/31/10#	$2,316,860
Advertising Services - 1.0%
	R.H. Donnelley Corp.:
2,198,000	6.875%, senior discount notes due 1/15/13#	2,068,867
1,224,000	6.875%, senior discount notes due 1/15/13#	1,152,090
1,699,000	8.875%, senior notes, due 1/15/16	1,752,094
		4,973,051
Aerospace and Defense - Equipment - 0.2%
1,227,000	DRS Technologies, Inc., 6.875% senior subordinated notes, due 11/1/13	1,227,000
Agricultural Chemicals - 0.2%
1,118,000	IMC Global, Inc.- Series B, 10.875% company guaranteed notes, due 6/1/08	1,206,043
Airlines - 0.7%
	AMR Corp.:
1,248,000	9.00%, debentures, due 8/1/12#	1,310,400
1,394,000	4.50%, company guaranteed notes due 2/15/24	2,036,983
		3,347,383
Apparel Manufacturers - 1.5%
	Levi Strauss & Co.:
975,000	10.12163%, senior unsubordinated notes due 4/1/12‡	1,005,469
2,227,000	9.75%, senior notes, due 1/15/15#	2,360,620
3,127,000	8.875%, senior notes, due 4/1/16#	3,212,992
1,050,000	Quiksilver, Inc., 6.875% company guaranteed notes, due 4/15/15#	1,010,625
		7,589,706
Athletic Equipment - 0.2%
1,025,000	Riddell Bell Holdings, Inc., 8.375% company guaranteed notes, due 10/1/12	1,014,750
Automotive - Cars and Light Trucks - 2.4%
1,399,000	Ford Capital B.V., 9.50% debentures, due 6/1/10	1,364,025
3,305,000	Ford Motor Co., 7.45%, notes, due 7/16/31#	2,590,294
	General Motors Corp.:
5,725,000	7.125%, senior notes, due 7/15/13#	5,123,874
3,339,000	8.375%, debentures, due 7/15/33#	2,971,710
		12,049,903
Automotive - Truck Parts and Equipment - Original - 1.3%
2,436,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15	2,362,920
3,678,000	Lear Corp., 8.11% company guaranteed notes, due 5/15/09#	3,728,572
699,000	TRW Automotive, Inc., 9.375% senior notes, due 2/15/13	748,804
		6,840,296
Broadcast Services and Programming - 0.2%
1,195,000	Gray Television, Inc., 9.25% company guaranteed notes, due 12/15/11#	1,250,269

Shares or Principal Amount		Value
Building - Heavy Construction - 0.5%
$2,274,000	Ahern Rentals, Inc., 9.25% company guaranteed notes, due 8/15/13	$2,336,535
Building - Maintenance and Service - 0.3%
1,359,000	HydroChem Industrial Services, Inc. 9.25%, senior subordinated notes due 2/15/13 (144A)§	1,348,808
Building - Residential and Commercial - 1.1%
1,374,000	Beazer Homes USA, Inc., 6.875% company guaranteed notes, due 7/15/15#	1,291,560
	K. Hovnanian Enterprises, Inc.:
1,049,000	6.50% company guaranteed notes due 1/15/14	989,994
500,000	7.50%, company guaranteed notes due 5/15/16#	485,000
1,372,000	8.625%, senior notes due 1/15/17#	1,414,875
1,306,000	William Lyon Homes, Inc., 10.75% company guaranteed notes, due 4/1/13#	1,214,580
		5,396,009
Building and Construction Products - Miscellaneous - 0.7%
926,000	Nortek, Inc., 8.50% senior subordinated notes, due 9/1/14#	884,330
700,000	NTK Holdings, Inc., 0% senior discount notes, due 3/1/14#,‡	479,500
2,846,000	Ply Gem Industries, Inc., 9.00% senior subordinated notes, due 2/15/12#	2,376,410
		3,740,240
Building Products - Air and Heating - 0.3%
1,397,000	Goodman Global Holdings, Inc., 7.875% senior subordinated notes, due 12/15/12#	1,341,120
Cable Television - 2.4%
674,000	Cablevision Systems Corp., 8.00% senior notes, due 4/15/12‡	654,623
5,521,000	CCH I LLC, 11.00%, secured notes due 10/1/15	5,320,863
4,883,000	Charter Communications Operating LLC 8.00%, senior notes, due 4/30/12 (144A)#	4,980,659
	CSC Holdings, Inc.:
1,024,000	7.25% senior notes, due 4/15/12 (144A)‡	1,009,920
		11,966,065
Casino Hotels - 2.8%
350,000	Majestic Star Casino LLC, 9.50% company guaranteed notes, due 10/15/10	353,500
696,000	Mandalay Resort Group, 10.25% senior subordinated notes, due 8/1/07	716,010
	MGM mirage, Inc.:
1,044,000	9.75%, company guaranteed notes due 6/1/07	1,064,880
1,573,000	8.375%, company guaranteed notes due 2/1/11#	1,633,954
1,224,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10#	1,285,200
696,000	Park Place Entertainment Corp., 9.375% senior subordinated notes, due 2/15/07	701,220
350,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	364,875

See Notes to Schedules of Investments and Financial Statements.

26 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Casino Hotels - (continued)
$7,683,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15#	$7,519,735
688,000	Turning Stone Casino Resort, 9.125% senior notes, due 9/15/14 (144A)	700,040
		14,339,414
Casino Services - 1.3%
	Virgin River Casino Corp.:
4,918,000	9.00%, company guaranteed notes due 1/15/12#,‡	4,991,770
2,347,000	0%, senior subordinated notes due 1/15/13‡	1,607,695
		6,599,465
Cellular Telecommunications - 2.8%
	Centennial Communications Corp.:
4,717,000	10.00%, senior notes, due 1/1/13#	4,893,887
1,718,000	10.125%, company guaranteed notes due 6/15/13	1,842,555
2,800,000	Cricket Communications, Inc., 9.375% senior notes, due 11/1/14 (144A)#,§	2,855,999
670,000	Dobson Cellular Systems, Inc., 9.875% secured notes, due 11/1/12#	723,600
	Dobson Communications Corp.:
1,029,000	9.62375%, senior notes, due 10/15/12‡	1,044,435
1,376,000	8.875%, senior notes, due 10/1/13#	1,376,000
1,426,000	Rogers Wireless Communications, Inc. 8.515%, secured notes, due 12/15/10‡	1,456,303
		14,192,779
Chemicals - Diversified - 1.7%
	Lyondell Chemical Co.:
1,496,000	9.50%, company guaranteed notes due 12/15/08#	1,535,270
4,552,000	11.125%, secured notes, due 7/15/12#	4,927,540
1,035,000	8.00%, company guaranteed notes due 9/15/14	1,058,288
1,377,000	8.25%, company guaranteed notes due 9/15/16	1,418,310
		8,939,408
Chemicals - Other - 0.4%
1,800,000	Innophos, Inc., 8.875% company guaranteed notes, 8/15/14	1,795,500
Chemicals - Plastics - 0.7%
	Polyone Corp.:
1,383,000	10.625%, company guaranteed notes due 5/15/10#	1,483,268
2,247,000	8.875%, senior notes, due 5/1/12#	2,280,705
		3,763,973
Chemicals - Specialty - 0.7%
1,350,000	Chemtura Corp., 6.875% company guaranteed notes, due 6/1/16	1,319,625
1,100,000	MacDermid, Inc., 9.125% company guaranteed notes, due 7/15/11	1,149,500
1,196,000	Nalco Co., 7.75%, senior notes due 11/15/11#	1,216,930
		3,686,055

Shares or Principal Amount		Value
Commercial Services - Finance - 0.7%
$3,444,000	iPayment, Inc., 9.75% senior subordinated notes due 5/15/14 (144A)	$3,538,710
Computer Services - 0.8%
	SunGard Data Systems, Inc.:
600,000	9.125%, company guaranteed notes due 8/15/13	622,500
3,446,000	10.25%, company guaranteed notes due 8/15/15#	3,609,685
		4,232,185
Consumer Products - Miscellaneous - 1.9%
1,200,000	Amscan Holdings, Inc., 8.75% senior subordinated notes, due 5/1/14	1,134,000
2,200,000	Jarden Corp., 9.75% company guaranteed notes, due 5/1/12#	2,326,500
	Visant Holding Corp.:
4,655,000	8.75%, senior notes, due 12/1/13#	4,771,375
1,475,000	0%, senior discount notes, due 12/1/13‡	1,246,375
		9,478,250
Containers - Metal and Glass - 1.1%
	Owens-Brockway Glass Container, Inc.:
2,700,000	8.875%, company guaranteed notes due 2/15/09	2,767,500
820,000	8.25%, company guaranteed notes due 5/15/13#	844,600
1,886,000	Owens-Illinois, Inc., 8.10%, senior notes due 5/15/07	1,900,145
		5,512,245
Containers - Paper and Plastic - 1.7%
	Graham Packaging Co.:
1,720,000	8.50%, company guaranteed notes due 10/15/12#	1,711,400
3,750,000	9.875%, subordinated notes, due 10/15/14#	3,759,375
3,569,000	Smurfit-Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14	3,279,019
		8,749,794
Direct Marketing - 1.0%
4,980,000	Affinion Group, Inc., 11.50% company guaranteed notes, due 10/15/15	5,191,650
Distribution/Wholesale - 0.2%
1,024,000	Nebraska Book Company, Inc., 8.625% senior subordinated notes, due 3/15/12	962,560
Diversified Operations - 1.2%
2,420,000	Covalence Specialty Materials Corp. 10.25%, senior subordinated notes due 3/1/16 (144A)	2,335,300
1,588,000	J.B. Poindexter & Company, Inc., 8.75% company guaranteed notes, due 3/15/14#	1,333,920
1,049,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	1,060,801
1,522,000	Park-Ohio Industries, Inc., 8.375%, company guaranteed notes, due 11/15/14#	1,415,460
		6,145,481
Electric - Generation - 1.9%
	Edison Mission Energy:
1,175,000	7.75%, senior notes, due 6/15/16 (144A)	1,213,188
2,685,000	7.73%, senior notes, due 6/15/09	2,792,399

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 27

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Electric - Generation - (continued)
$2,250,000	AES Corp., 8.875%, senior notes due 2/15/11#	$2,418,750
1,923,000	Reliant Energy, Inc., 9.50%, secured notes due 7/15/13#	2,014,343
1,381,125	Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21 (144A)‡	1,367,083
		9,805,763
Electric - Integrated - 3.0%
	Allegheny Energy Supply Company LLC:
1,067,000	8.25%, senior unsecured notes due 4/15/12 (144A)	1,160,363
1,117,000	7.80%, notes, due 3/15/11	1,186,813
	CMS Energy Corp.:
2,173,000	7.50%, senior notes, due 1/15/09#	2,232,758
1,000,000	6.875%, senior unsecured notes due 12/15/15#	1,017,500
4,119,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	4,592,684
774,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	776,266
	TXU Corp.:
1,499,000	5.55%, senior notes, due 11/15/14#	1,428,204
2,831,000	6.50%, senior notes, due 11/15/24	2,717,892
		15,112,480
Electronic Components - Miscellaneous - 0.3%
	NXP BV:
500,000	7.875%, secured notes due 10/15/14 (144A)§	507,500
1,025,000	9.50%, senior notes due 10/15/15 (144A)#,§	1,033,969
		1,541,469
Electronic Components - Semiconductors - 1.5%
	Amkor Technologies, Inc.:
1,708,000	7.75%, senior notes, due 5/15/13	1,507,310
1,706,000	9.25%, senior unsecured notes due 6/1/16#	1,586,580
	Spansion LLC:
700,000	0%, bank loan, due 11/1/12‡	703,500
3,442,000	11.25%, senior notes due 1/15/16 (144A)#,§	3,579,680
522,000	2.25%, senior subordinate notes due 6/15/16 (144A)	537,008
		7,914,078
Finance - Auto Loans - 5.1%
	Ford Motor Credit Co.:
4,075,000	6.625%, notes, due 6/16/08#	3,998,068
3,096,000	7.375%, notes, due 10/28/09	3,013,560
1,134,000	9.75%, senior unsecured notes due 9/15/10 (144A)#	1,169,392
4,129,000	9.82375%, notes, due 4/15/12‡	4,306,456
1,400,000	7.00% notes, due 10/1/13#	1,301,472
	General Motors Acceptance Corp.:
1,196,000	6.15%, bonds, due 4/5/07#	1,194,799
1,196,000	5.85%, senior unsubordinated notes due 1/14/09	1,179,208
4,598,000	7.75%, notes, due 1/19/10#	4,761,836
1,699,000	7.25%, notes, due 3/2/11	1,731,057
3,307,000	8.00%, bonds, due 11/1/31#	3,543,351
		26,199,199

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 0.2%
$1,005,000	BCP Crystal Holdings Corp., 9.625% senior subordinated notes, due 6/15/14#	$1,102,988
Food - Diversified - 1.5%
2,528,000	Del Monte Corp., 6.75% company guaranteed notes, due 2/15/15#	2,474,280
	Dole Food Company, Inc.:
1,016,000	8.625%, senior notes, due 5/1/09#	994,410
1,910,000	8.75%, debentures, due 7/15/13‡	1,781,075
2,675,000	Wornick Co., 10.875% secured notes due 7/15/11	2,675,000
		7,924,765
Food - Meat Products - 0.6%
1,293,000	National Beef Packing Company LLC 10.50%, senior notes, due 8/1/11‡	1,344,720
1,426,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	1,454,520
		2,799,240
Gambling - Non-Hotel - 1.7%
2,401,000	Jacobs Entertainment, Inc., 9.75% senior notes, due 6/15/14 (144A)	2,382,992
1,399,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12#	1,458,458
2,073,000	Pinnacle Entertainment, Inc., 8.25% senior subordinated notes, due 3/15/12#	2,104,095
696,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)#	746,460
1,993,000	River Rock Entertainment Authority, 9.75% senior notes, due 11/1/11	2,132,510
		8,824,515
Housewares - 0.3%
1,375,000	Libbey Glass, Inc., 12.43563% senior notes, due 6/1/11 (144A)‡,§	1,457,500
Independent Power Producer - 1.6%
1,700,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	1,683,925
	NRG Energy, Inc.:
968,538	7.36688%, bank loan, due 2/1/13‡	973,584
221,929	7.36688%, bank loan, due 2/1/13‡	222,812
2,073,000	7.375%, company guaranteed notes due 2/1/16	2,096,321
	Reliant Energy, Inc.:
450,000	9.25%, secured notes, due 7/15/10	465,750
2,874,000	6.75%, secured notes, due 12/15/14	2,741,078
		8,183,470
Medical - Hospitals - 1.0%
	HCA, Inc.:
1,025,000	6.375%, senior unsecured notes due 1/15/15#	820,000
2,806,000	6.50%, senior unsecured notes due 2/15/16#	2,223,755
	Tenet Healthcare Corp.:
681,000	9.875%, senior notes, due 7/1/14#	666,529
1,725,000	9.25%, senior notes, due 2/1/15‡	1,636,594
		5,346,878
Medical - Outpatient and Home Medical Care - 0.6%
1,149,000	CRC Health Corp., 10.75% company guaranteed notes, due 2/1/16	1,200,705

See Notes to Schedules of Investments and Financial Statements.

28 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Medical - Outpatient and Home Medical Care - (continued)
	National Mentor Holdings, Inc.:
$59,158	7.84%, bank loan, due 6/29/13‡	$59,232
1,108	7.85%, bank loan, due 6/29/13‡	1,109
648,172	7.87%, bank loan, due 6/29/13‡	648,982
333,062	7.88%, bank loan, due 6/29/13‡	333,479
700,000	11.25%, senior subordinated notes due 7/1/14 (144A)	735,000
		2,978,507
Metal - Aluminum - 0.9%
5,013,000	Novelis, Inc., 7.25% senior notes, due 2/15/15 (144A)‡	4,787,415
Metal - Diversified - 0.4%
2,083,000	Earle M. Jorgensen Co., 9.75% secured notes, due 6/1/12	2,226,206
Metal Products - Fasteners - 0.7%
3,400,000	FastenTech, Inc., 12.50% company guaranteed notes, due 5/1/11#,‡	3,519,000
Miscellaneous Manufacturing - 0.6%
	Nutro Products, Inc.:
30,000	9.40%, senior notes, due 10/15/13 (144A)‡	30,825
2,950,000	10.75%, senior subordinated notes due 4/15/14 (144A)	3,171,250
		3,202,075
Multimedia - 0.4%
1,899,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12	2,020,061
Music - 0.3%
1,600,000	Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)§	1,568,000
Non-Hazardous Waste Disposal - 1.0%
	Allied Waste Industries, Inc.:
1,761,000	6.375%, secured notes, due 4/15/11#	1,730,183
1,075,000	7.875%, senior notes, due 4/15/13#	1,104,563
2,013,000	7.25%, senior notes, due 3/15/15	2,012,999
350,000	9.25%, debentures, due 5/1/21	367,500
		5,215,245
Office Automation and Equipment - 0.4%
	Xerox Corp.:
1,171,000	6.875%, senior notes, due 8/15/11#	1,200,275
592,000	6.40%, senior unsecured notes due 3/15/16#	593,480
		1,793,755
Office Supplies and Forms - 1.5%
7,674,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	7,491,743
Oil - Field Services - 0.3%
699,000	Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14	650,944
1,000,000	Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes due 3/18/12 (144A)§	865,000
		1,515,944
Oil Companies - Exploration and Production - 3.0%
2,405,000	Petrohawk Energy Corp., 9.125% company guaranteed notes due 7/15/13 (144A)	2,453,100

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
$2,421,000	Chesapeake Energy Corp., 6.50% company guaranteed notes, due 8/15/17	$2,281,793
2,755,000	Encore Acquisition Co., 6.25% senior subordinated notes, due 4/15/14#	2,562,150
2,402,000	Forest Oil Corp., 8.00%, senior notes due 6/15/08	2,462,050
700,000	Hilcorp Energy I, 9.00%, senior notes due 6/1/16 (144A)	724,500
674,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	711,070
3,434,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	3,245,129
700,000	Swift Energy Co., 9.375% senior subordinated notes, due 5/1/12#	736,750
		15,176,542
Oil Field Machinery and Equipment - 0.2%
1,150,000	Dresser-Rand Group, Inc., 7.625% company guaranteed notes, due 11/1/14‡	1,137,063
Paper and Related Products - 2.4%
2,749,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14#	2,590,932
	Georgia Pacific Corporation, Inc.:
187,235	7.36688%, bank loan, due 12/20/12‡	188,134
172,491	7.36688%, bank loan, due 12/20/12‡	173,319
93,618	7.37563%, bank loan, due 12/20/12‡	94,067
1,497,884	7.39%, bank loan, due 12/20/12‡	1,505,074
158,863	8.39%, bank loan, due 12/23/13‡	160,711
317,727	8.39%, bank loan, due 12/23/13‡	321,422
317,727	8.39%, bank loan, due 12/23/13‡	321,422
317,727	8.39%, bank loan, due 12/23/13‡	321,422
317,727	8.39%, bank loan, due 12/23/13‡	321,422
2,581,000	NewPage Corp., 12.00% senior subordinated notes, due 5/1/13#	2,697,144
	Rock-Tenn Co.:
699,000	8.20%, senior notes, due 8/15/11	723,465
1,748,000	5.625%, bonds, due 3/15/13	1,590,679
	Verso Paper Holdings LLC:
681,000	9.235%, secured notes due 8/1/14 (144A)#,‡	687,810
525,000	11.375%, senior subordinated notes due 8/1/16 (144A)#	532,875
		12,229,898
Photo Equipment and Supplies - 0.5%
	Eastman Kodak Co.:
1,742,232	0%, bank loan, due 10/18/12‡	1,743,677
303,895	7.7569%, bank loan, due 10/18/12‡	304,148
218,159	7.655%, bank loan, due 10/18/12‡	218,340
87,263	7.655%, bank loan, due 10/18/12‡	87,336
		2,353,501
Physical Therapy and Rehabilitation Centers - 1.4%
	HEALTHSOUTH Corp.:
1,725,000	11.41813%, senior notes due 6/15/14 (144A)‡	1,763,813
5,416,000	10.75%, senior notes, due 6/15/16 (144A)#	5,551,400
		7,315,213
Physician Practice Management - 0.3%
	US Oncology, Inc.:
347,987	7.9375%, bank loan, due 8/20/11‡	349,292

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 29

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Physician Practice Management - (continued)
$328,000	10.75%, company guaranteed notes due 8/15/14#	$360,800
1,024,000	10.675%, senior notes, due 3/15/15‡	1,047,040
		1,757,132
Pipelines - 3.0%
1,037,000	ANR Pipeline Co., 8.875%, notes due 3/15/10	1,089,361
1,024,000	Dynegy Holdings, Inc., 6.875% senior notes, due 4/1/11	1,008,640
	El Paso Corp.:
2,375,000	6.50%, senior notes, due 6/1/08	2,383,906
1,199,000	7.625%, senior notes, due 9/1/08#	1,231,973
1,648,000	6.375%, senior notes, due 2/1/09#	1,648,000
984,000	7.00%, senior notes, due 5/15/11#	998,760
1,088,000	9.625%, senior notes, due 5/15/12	1,207,680
1,037,000	El Paso Natural Gas Co., 7.625% senior notes, due 8/1/10	1,070,703
2,277,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	2,123,302
1,473,000	Southern Natural Gas Co., 8.875% unsubordinated notes, due 3/15/10#	1,547,376
1,022,000	Utilicorp Canada Finance Corp., 7.75% company guaranteed notes, due 6/15/11#	1,079,251
		15,388,952
Private Corrections - 0.4%
	Corrections Corporation of America:
1,242,000	7.50%, senior notes, due 5/1/11	1,269,945
675,000	6.25%, company guaranteed notes due 3/15/13#	658,125
		1,928,070
Publishing - Newspapers - 0.7%
3,779,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)§	3,722,315
Publishing - Periodicals - 2.5%
1,174,000	CBD Media Holdings LLC, 9.25% senior notes, due 7/15/12#	1,169,598
675,000	CBD Media, Inc., 8.625% company guaranteed notes, due 6/1/11#	675,844
3,792,000	Dex Media, Inc., 8.00%, notes, due 11/15/13#	3,834,659
	PRIMEDIA, Inc.:
1,715,000	10.78%, senior notes, due 5/15/10‡	1,775,025
5,248,000	8.875% company guaranteed notes due 5/15/11#	5,208,639
		12,663,765
Racetracks - 0.2%
1,048,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15#	1,021,800
Real Estate Operating/Development - 0.2%
1,380,000	Kimball Hill, Inc., 10.50% company guaranteed notes, due 12/15/12	1,242,000
REIT - Health Care - 0.4%
1,899,000	Senior Housing Properties Trust, 8.625% senior notes, due 1/15/12	2,046,173
REIT - Hotels - 0.4%
2,132,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	2,076,035

Shares or Principal Amount		Value
Rental Auto/Equipment - 0.5%
$2,585,000	Hertz Corp., 8.875%, senior notes due 1/1/14 (144A)	$2,701,325
Resorts and Theme Parks - 0.6%
2,981,000	Six Flags, Inc., 8.875%, senior notes due 2/1/10#	2,891,570
Retail - Computer Equipment - 0.7%
	GSC Holdings Corp.:
225,000	9.24663%, company guaranteed notes due 10/1/11‡	234,000
3,429,000	8.00%, company guaranteed notes due 10/1/12#	3,557,588
		3,791,588
Retail - Drug Store - 0.7%
1,777,000	Jean Coutu Group, Inc., 7.625% senior notes, due 8/1/12	1,865,850
1,722,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	1,638,053
		3,503,903
Retail - Miscellaneous/Diversified - 0.3%
1,005,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	1,097,963
675,000	Harry & David Operations Corp., 10.40% company guaranteed notes, due 3/1/12‡	668,250
		1,766,213
Retail - Propane Distribution - 0.7%
696,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15#	694,260
	Ferrellgas Partners L.P.:
2,192,000	8.75%, senior notes, due 6/15/12	2,263,240
699,000	6.75% senior notes, due 5/1/14	681,525
		3,639,025
Retail - Restaurants - 1.3%
2,900,000	Friendly Ice Cream Corp., 8.375% senior notes, due 6/15/12#	2,639,000
1,700,000	Landry's Restaurants, Inc., 7.50% company guaranteed notes, due 12/15/14#	1,623,500
1,349,000	Restaurant Co., 10.00% senior unsecured notes, due 10/1/13#	1,271,433
929,000	VICORP Restaurants, Inc., 10.50% senior notes, due 4/15/11#	887,195
		6,421,128
Rubber - Tires - 2.2%
	Goodyear Tire & Rubber Co.:
1,859,000	8.50%, notes, due 3/15/07	1,863,648
2,675,000	7.857%, notes, due 8/15/11#	2,588,063
6,818,000	9.00%, senior notes, due 7/1/15#	6,894,702
		11,346,413
Satellite Telecommunications - 2.2%
2,400,000	Inmarsat Finance PLC, 7.6255 company guaranteed notes, due 6/30/12	2,475,000
	INTELSAT Bermuda, Ltd.:
671,000	8.25%, senior notes, due 1/15/13‡	683,581
4,886,000	6.50% notes, due 11/1/13#	4,030,950
350,000	9.25%, company guaranteed notes due 6/15/16 (144A)	373,625

See Notes to Schedules of Investments and Financial Statements.

30 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Satellite Telecommunications - (continued)
	INTELSAT Subsidiary Holding Company, Ltd.:
$1,350,000	10.48438% company guaranteed notes due 1/15/12#,‡	$1,368,563
1,374,000	8.625% company guaranteed notes due 1/15/15#,‡	1,425,525
	PanAmSat Corp.:
675,000	9.00%, company guaranteed notes due 8/15/14#	705,375
350,000	9.00%, company guaranteed notes due 6/15/16 (144A)	365,750
		11,428,369
Schools - 0.9%
	Education Management LLC:
502,653	7.875%, bank loan, due 6/1/13‡	505,639
2,580,000	8.75%, senior notes, due 6/1/14 (144A)	2,644,500
1,200,000	10.25%, senior subordinated notes due 6/1/16 (144A)	1,245,000
		4,395,139
Semiconductor Equipment - 0.5%
700,000	MagnaChip Semiconductor, Inc., 8.00% senior subordinated notes, due 12/15/14#	416,500
2,405,000	Sensata Technologies B.V., 8.00% senior notes, due 5/1/14 (144A)	2,320,825
		2,737,325
Special Purpose Entity - 1.5%
1,106,000	American Commercial Lines LLC, 9.50% company guaranteed notes, due 2/15/15	1,223,513
	CCM Merger, Inc.:
1,326,266	7.36688%, bank loan, due 7/21/12‡	1,324,608
141,961	7.39%, bank loan, due 7/21/12‡	141,783
354,901	7.40%, bank loan, due 7/21/12‡	354,458
3,948,000	8.00%, notes, due 8/1/13 (144A)#	3,804,884
660,012	Vanguard Health Holding Company II LLC 7.8675%, bank loan, due 9/23/11‡	661,253
		7,510,499
Specified Purpose Acquisition Company - 0.2%
1,135,625	Solar Capital Corp., 7.66% bank loan, due 1/5/13	1,144,801
Storage and Warehousing - 0.1%
700,000	Mobile Services Group, Inc., 9.75% senior notes, due 8/1/14 (144A)	725,375
Telecommunication Services - 1.4%
1,648,000	Eschelon Operating Co., 8.375% secured notes, due 3/15/10	1,586,200
1,348,000	Time Warner Telecom Holdings, Inc. 9.25%, company guaranteed notes due 2/15/14#	1,422,140
675,000	US WEST Communications, Inc., 5.625% notes, due 11/15/08	672,469
	West Corp.:
1,400,000	9.50%, senior notes, due 10/15/14 (144A)	1,396,500
1,850,000	11.00%, senior subordinated notes due 10/15/16 (144A)	1,854,625
		6,931,934

Shares or Principal Amount		Value
Telephone - Integrated - 4.9%
	Cincinnati Bell, Inc.:
$1,026,000	7.25%, company guaranteed notes due 7/15/13#	$1,056,780
2,724,000	8.375%, senior subordinated notes due 1/15/14#	2,778,480
	Hawaiian Telcom Communications, Inc.:
513,000	9.75%, company guaranteed notes due 5/1/13#	530,955
3,504,000	10.78938%, company guaranteed notes due 5/1/13#,‡	3,591,600
	Level 3 Financing, Inc.:
3,446,000	10.75%, company guaranteed notes due 10/15/11#	3,661,375
2,050,000	12.25%, company guaranteed notes due 3/15/13#	2,311,375
	NTL Cable PLC:
1,375,000	8.75%, company guaranteed notes due 4/15/14#	1,445,469
700,000	9.125%, senior notes, due 8/15/16#	735,875
1,198,000	Qwest Communications International, Inc. 7.50%, company guaranteed notes due 2/15/14	1,221,960
	Qwest Corp.:
2,725,000	7.875%, senior notes, due 9/1/11	2,885,094
4,225,000	8.875%, notes, due 3/15/12#,‡	4,647,499
		24,866,462
Television - 0.2%
1,200,000	Sinclair Broadcast Group, Inc., 8.75% company guaranteed notes, due 12/15/11	1,252,500
Theaters - 0.2%
774,000	AMC Entertainment, Inc., 11.00% company guaranteed notes, due 2/1/16#	856,238
Transportation - Marine - 0.9%
452,000	H-Lines Finance Holding Corp., 0% senior discount notes, due 4/1/13‡	407,930
2,828,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12#	2,955,260
1,348,000	Ship Finance International, Ltd., 8.50% senior notes, due 12/15/13	1,314,300
		4,677,490
Transportation - Railroad - 0.3%
	TFM S.A. de C.V.:
1,094,000	9.375%, senior notes, due 5/1/12	1,167,845
350,000	12.50%, senior notes, due 6/15/12	383,250
		1,551,095
Travel Services - 0.1%
700,000	Travelport, Inc., 11.875% senior subordinated notes due 9/1/16 (144A)§,#	689,500
Total Corporate Bonds (cost $476,190,854)		482,488,154
Preferred Stock - 0.7%
Automotive - Cars and Light Trucks - 0.3%
48,440	General Motors Corp. - Series A convertible, 4.50%	1,208,577
Containers - Metal and Glass - 0%
3,520	Owens-Illinois, Inc., convertible, 4.75%#	123,587

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 31

Janus High-Yield Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 0.1%
$18,850	Lazard, Ltd., convertible, 6.625%#	$691,230
Independent Power Producer - 0.2%
4,250	NRG Energy, Inc., convertible, 5.75%#	1,053,788
Non-Hazardous Waste Disposal - 0.1%
2,055	Allied Waste Industries, Inc. convertible, 6.25%	683,925
Total Preferred Stock (cost $3,734,359)		3,761,107
Warrants - 0.1%
Casino Services - 0.1%
166,722	Progressive Gaming Corp. - expires 10/22/08ß, oo (cost $167)	438,646
Money Markets - 3.4%
6,101,978	Janus Institutional Cash Reserves Fund, 5.21%	6,101,978
11,184,367	Janus Money Market Fund, 5.25%	11,184,367
Total Money Markets (cost $17,286,345)		17,286,345
Other Securities - 23.8%
121,923,067	State Street Navigator Securities Lending Prime Portfolio† (cost $121,923,067)	121,923,067
Total Investments (total cost $619,134,792) – 122.3%		625,897,319
Liabilities, net of Cash, Receivables and Other Assets – (22.3)%		(114,277,837)
Net Assets – 100%		$511,619,482

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$12,436,699	2.0%
Canada	12,467,838	2.0%
Mexico	1,551,095	0.2%
Netherlands	5,226,319	0.8%
United Kingdom	4,656,344	0.7%
United States††	589,559,024	94.3%
Total	$625,897,319	100.0%

††Includes Short-Term Securities and Other Securities (72.0% excluding Short-Term Securities and Other Securities

See Notes to Schedules of Investments and Financial Statements.

32 Janus Bond & Money Market Funds October 31, 2006

Janus Short-Term Bond Fund (unaudited)

Ticker: JASBX

Fund Snapshot

This conservative bond fund looks for investments that can provide a modest return while minimizing risk.

Gibson Smith

portfolio manager

Performance Overview

For the twelve-month period ended October 31, 2006, Janus Short-Term Bond Fund posted a gain of 4.08%, slightly underperforming a 4.38% increase of its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index.

Market Review

Rising interest rates, soaring oil prices, and elevated inflation expectations weighed on bond market performance early in the year, as yields moved higher across the maturity spectrum. Contributing to the volatility was uneven economic performance and uncertainty over the inflation-fighting credentials of new Federal Reserve (Fed) Chairman Ben Bernanke, who took office in February. The Fed raised overnight lending rates six times between November 2005 and June 2006, taking the federal funds rate to 5.25% – its highest level since the first quarter of 2001.

Against this backdrop, inflation concerns and uncertainty over the extent of additional Fed tightening kept upward pressure on bond yields, especially at the short end of the maturity spectrum. The 2-year Treasury note yield rose by roughly 70 basis points over the first eight months of the period to reach 5.16% by the end of June, slightly above the yield on the 10-year Treasury bond.

The climate changed in the third quarter, however, after the Fed opted to hold the Federal Funds rate unchanged at 5.25% – the first time in two years that the central bank held its fire. This decision reflected accumulating evidence that higher interest rates were starting to temper the pace of economic growth, especially in the housing market. Meanwhile, oil prices retreated from summertime highs, helping to alleviate inflation concerns. As investors began to weigh the possibility that the Fed's next move might be a rate cut, yields headed lower and the bond market rallied. The 2-year Treasury yield declined to 4.71% by the end of October, and the yield curve remained inverted.

Against this backdrop, high-yield securities outperformed more interest-rate sensitive Treasury and Agency bonds, as investors sought better returns and higher coupons as a cushion against rising interest rates. Nonetheless, the corporate credit market faced some concerns over management's shareholder-friendly actions, including share-repurchase programs, increased dividends and leveraged buyouts, that appeared to favor stockholders over bondholders.

Emphasis on Floating-Rate Bonds Aided Performance

During the first half of the year, the Fund's results benefited from my efforts to preserve capital in a highly uncertain investment climate. In particular, I maintained a shorter relative duration than the benchmark, a strategy designed to mitigate exposure to broader moves in interest rates. At the same time, I continued to increase the Fund's weighting in floating-rate bonds that offer a built-in hedge against interest-rate changes. In particular, I shifted resources from investment-grade corporate bonds into floating-rate bank loans with a goal of increasing the yield in the Fund. These adjustable-rate instruments have a higher claim on company assets than do standard corporate debt securities. They also provide an additional spread allowance to help compensate investors for credit risk.

Among individual issues, I capitalized on the Fund's floating-rate investment in Ford Motor Credit, the financing arm of Ford Motor Company. While Ford's debt was downgraded to junk status, I remained impressed with its tremendous liquidity position. Furthermore, I gained confidence in the investment through the rigorous hands-on research undertaken by the Janus investment team. Our analysts scrutinized corporate financial statements and tested market assumptions, and met with company management as well as their competition to assess their commitment to debt repayment. These efforts paid off as the bonds emerged as strong contributors to overall results.

Another floating-rate bond that acted in the Fund's favor was the investment in Rogers Wireless, a large and well-managed Canadian telecommunications company. More than a year ago, the company management took on additional debt in a recapitalization to fund a share repurchase plan. While this development put pressure on the bonds, I felt that the management team was serious in its intent to pay down this debt as quickly as possible. Consequently, I invested in a floating-rate bond issue. The analysis was rewarded as the spread tightened significantly on these bonds, due in part to the company's improving operating metrics.

Treasury Securities and Select Corporate Issues Weighed on Results

On a negative note, overall performance was dampened early in the year by the Fund's significant weighting in U.S. Treasury notes, as well as the smaller, underweight positions in government-backed agency issues and Treasury inflation-protection securities (TIPS), which tend to pay a higher return premium as inflation expectations rise. While these lower spread holdings were vulnerable to the volatile interest rate environment, I stand by my emphasis on such better quality issues as an important element in seeking to preserve capital for investors.

Interest-rate volatility also took a toll on some of the Fund's longer-dated corporate holdings, such as the investment in Sovereign Bancorp. The financial services company reported a

Janus Bond & Money Market Funds October 31, 2006 33

Janus Short-Term Bond Fund (unaudited)

second quarter loss that reflected expenses related to its acquisition of Independent Community Bank. Furthermore, Sovereign's lending income was stunted by the flat-yield curve environment.

The Fund's investment in Williams Gas also hindered performance. A large natural-gas pipeline company, Williams benefited from elevated energy prices earlier in the year. Nonetheless, like other energy companies, it suffered more recently as fuel prices retreated. In August, Williams reported a quarterly earnings loss, due in part to legal charges incurred by two of its subsidiaries. On a positive note, the company raised its earnings guidance for all of 2006. Moreover, Williams has undergone a massive corporate restructuring that we believe has helped to shore up its balance sheet. It replaced key management at multiple levels, and has focused intensively on improving free cash flow and paying down debt.

Outlook

Going forward, I remain constructive on the outlook for fixed-income markets. Economic growth appears to be moderating to a healthy but sustainable pace, overall credit quality appears sound, and interest rates remain relatively low by historic comparisons. While uncertainty over the Fed's next move could contribute to market volatility, I believe that the central bank may remain on hold for the near-term. If anything, I would caution that economic growth may prove more resilient than many investors expect, and market optimism over the likelihood of a Fed rate cut will likely prove premature. For this reason, I have continued my efforts to shield investors from interest-rate risk. While the Fund is still heavily weighted in Treasury securities, we've kept the average duration of holdings in the Fund shorter than that of the benchmark, while I continue to emphasize floating-rate instruments. At the same time, I have remained cautious on the investment grade corporate credit market, given my concerns over narrow spreads and increasing shareholder friendly activity by management teams. I continue to find opportunities within the bank loan and high yield market but I continue to watch this market closely for changes in underlying credit fundamentals.

Above all, I continue to rely on detailed credit analysis and bottom-up fundamental research. With my strong team of analysts, I continue to scour the credit markets for companies that are focused on improving their financial metrics. In this climate, I have redoubled my efforts to scrutinize corporate capital structures and bond covenants, focusing on issuers that have demonstrated their commitment to debt repayment and balance sheet improvement.

Thank you for your continued investment in Janus Short-Term Bond Fund

Janus Short-Term Bond Fund At a Glance

Fund Profile

October 31, 2006
Weighted Average Maturity	1.7 Years
Average Modified Duration*	1.2 Years
30-Day Current Yield**
With Reimbursement	4.61%
Without Reimbursement	4.25%
Weighted Average Fixed Income Credit Rating	AA+
Number of Bonds/Notes	59

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

October 31, 2006
AAA	76.8%
AA	4.1%
A	1.4%
BBB	4.4%
BB	5.7%
B	1.8%
Other	5.8%

† Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of October 31, 2006	As of October 31, 2006

Emerging markets comprised 0.5% of total net assets.

34 Janus Bond & Money Market Funds October 31, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended October 31, 2006

	One Year		Five Year		Ten Year		Since Inception*
Janus Short-Term Bond Fund	4.08%		2.79%		4.69%		4.66%
Lehman Brothers Government/ Credit 1-3 Year Index	4.38%		3.10%		4.99%		5.10	%**
Lipper Quartile	2	nd	2	nd	2	nd	3	rd
Lipper Ranking - based on total return for Short Investment Grade Debt Funds	114/232		61/139		20/70		14/25

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

** The Lehman Brothers Government/Credit 1-3 Year Index's since inception returns are calculated from August 31, 1992.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,023.80	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

*Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Bond & Money Market Funds October 31, 2006 35

Janus Short-Term Bond Fund

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
Corporate Bonds - 23.7%
Brewery - 0.9%
$1,640,000	SABMiller PLC, 5.67163%, notes due 7/1/09 (144A)‡	$1,640,766
Cable Television - 0.7%
1,365,000	Comcast Corp., 5.67375% company guaranteed notes, due 7/14/09‡	1,367,554
Cellular Telecommunications - 0.5%
850,000	Rogers Wireless Communications, Inc. 8.515%, secured notes, due 12/15/10‡	868,063
Diversified Financial Services - 2.1%
3,725,000	General Electric Capital Corp., 3.50% notes, due 8/15/07	3,676,127
Electric - Integrated - 1.7%
2,929,000	FirstEnergy Corp., 5.50%, notes due 11/15/06	2,928,965
Electronic Components - Semiconductors - 1.7%
1,636,000	Advanced Micro Devices, Inc., 7.57% bank loan, due 10/31/13‡	1,642,479
1,316,000	Spansion LLC, 0% bank loan, due 11/1/12‡	1,322,580
		2,965,059
Finance - Investment Bankers/Brokers - 2.8%
3,320,000	Citigroup, Inc., 3.50% notes, due 2/1/08**	3,250,973
1,643,000	Morgan Stanley, 5.62% senior unsecured notes, due 1/9/12‡	1,643,301
		4,894,274
Independent Power Producer - 1.0%
	NRG Energy, Inc.:
485,240	7.36688%, bank loan, due 2/1/13‡	487,171
1,242,667	7.36688%, bank loan, due 2/1/13‡	1,249,142
		1,736,313
Office Automation and Equipment - 0.9%
1,640,000	Xerox Corp., 6.16% senior unsecured notes, due 12/18/09‡	1,648,200
Oil Companies - Exploration and Production - 1.0%
1,640,000	Kerr-McGee Corp., 6.875% secured notes, due 9/15/11	1,745,780
Oil Companies - Integrated - 2.2%
1,640,000	ConocoPhillips, 5.37% company guaranteed notes, due 4/11/07‡	1,640,146
2,290,000	BP Capital Markets PLC, 2.75% company guaranteed notes, due 12/29/06	2,280,750
		3,920,896
Paper and Related Products - 0.4%
	Georgia Pacific Corporation, Inc.:
120,470	8.39%, bank loan, due 12/23/13‡	121,871
120,470	8.39%, bank loan, due 12/23/13‡	121,871
120,470	8.39%, bank loan, due 12/23/13‡	121,871
120,470	8.39%, bank loan, due 12/23/13‡	121,870
60,235	8.39%, bank loan, due 12/23/13‡	60,935
		548,418

Shares or Principal Amount		Value
Photo Equipment and Supplies - 1.0%
	Eastman Kodak Co.:
$1,245,303	0%, bank loan, due 10/18/12‡	$1,246,336
438,966	7.655%, bank loan, due 10/18/12‡	439,331
20,515	7.655%, bank loan, due 10/18/12‡	20,532
67,571	7.7569%, bank loan, due 10/18/12‡	67,626
		1,773,825
Pipelines - 1.0%
1,840,000	Enterprise Products Operating L.P., 4.00% senior notes, due 10/15/07	1,813,160
Reinsurance - 2.1%
3,735,000	Berkshire Hathaway, Inc., 3.375% notes, due 10/15/08	3,613,171
Retail - Computer Equipment - 0.3%
275,000	GSC Holdings Corp., 9.24663% company guaranteed notes, due 10/1/11‡	286,000
Retail - Pet Food and Supplies - 0.4%
725,000	Petco Animal Supplies, Inc., 7.22% bank loan, due 12/28/13‡	728,625
Rubber - Tires - 1.0%
1,805,000	Goodyear Tire & Rubber Co., 8.50% notes, due 3/15/07	1,809,513
Specified Purpose Acquisition Company - 0.3%
469,063	Solar Capital Corp., 7.66% bank loan, due 1/5/13‡	472,853
Telecommunication Services - 0.5%
880,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	866,642
Telephone - Integrated - 0.7%
1,305,000	Mountain States Telephone & Telegraph Co., 6.00%, debentures due 8/1/07	1,295,213
Transportation - Railroad - 0.5%
820,000	TFM S.A. de C.V., 12.50% senior notes, due 6/15/12	897,900
Total Corporate Bonds (cost $41,639,241)		41,497,317
U.S. Government Agency - 1.1%
1,900,000	Federal Home Loan Bank System 3.75%, due 5/15/07 (cost $1,896,487)	1,884,707
U.S. Treasury Notes - 71.5%
150,000	3.00%, due 12/31/06	149,420
5,915,000	3.125%, due 1/31/07#	5,886,578
4,690,000	3.75%, due 3/31/07#	4,664,350
11,250,000	3.625%, due 4/30/07#	11,171,779
3,120,000	3.125%, due 5/15/07#	3,088,070
1,730,000	3.875%, due 7/31/07#	1,716,146
14,960,000	2.75%, due 8/15/07#	14,704,050
205,000	4.00%, due 9/30/07#	203,270
12,560,000	4.25%, due 10/31/07#	12,478,561
9,035,000	3.00%, due 11/15/07#	8,862,775
9,690,000	4.375%, due 1/31/08#	9,634,360
1,700,000	4.625%, due 2/29/08#	1,695,617
10,295,000	4.625%, due 3/31/08#	10,268,861
3,295,000	4.875%, due 4/30/08#	3,299,504
1,060,000	3.75%, due 5/15/08#	1,044,348

See Notes to Schedules of Investments and Financial Statements.

36 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Shares or Principal Amount		Value
U.S. Treasury Notes - (continued)
$580,000	4.875%, due 5/31/08#	$580,974
3,420,000	5.00%, due 7/31/08#	3,434,429
820,000	4.875%, due 8/31/08#	822,018
3,410,000	4.625%, due 09/30/08#	3,404,537
4,085,000	4.875%, due 10/31/08	4,098,722
2,985,000	4.375%, due 11/15/08#	2,966,693
16,225,000	4.50%, due 2/15/09#	16,169,868
2,670,000	4.00%, due 6/15/09#	2,629,221
2,452,000	3.50%, due 8/15/09	2,381,218
Total U.S. Treasury Notes (cost $125,848,738)		125,355,369
Money Markets - 3.4%
1,946,000	Janus Institutional Cash Reserves Fund, 5.21%	1,946,000
4,083,898	Janus Money Market Fund, 5.25%	4,083,898
Total Money Markets (cost $6,029,898)		6,029,898
Other Securities - 25.5%
44,667,343	State Street Navigator Securities Lending Prime Portfolio† (cost $44,667,343)	44,667,343
Short-Term Floating Rate Notes - 0.7%
$1,217,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B 1.20%, 4/1/24 (cost $1,217,425)	1,217,425
Total Investments (total cost $221,299,132) – 125.9%		220,652,059
Liabilities, net of Cash, Receivables and Other Assets – (25.9)%		(45,393,583)
Net Assets – 100%		$175,258,476

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$868,063	0.4%
Mexico	897,900	0.4%
United Kingdom	3,921,516	1.8%
United States††	214,964,580	97.4%
Total	$220,652,059	100.0%

††Includes Short-Term Securities and Other Securities (73.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 37

Janus Money Market Funds (unaudited)

Ticker: JAMXX

Janus Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2006	Portfolio Managers Sharon Pichler J. Eric Thorderson
Investor Shares
1 Year	4.39%
5 Year	1.96%
10 Year	3.53%
Since Inception (February 14, 1995)	3.79%
Institutional Shares
1 Year	4.82%
5 Year	2.39%
10 Year	3.97%
Since Inception (April 14, 1995)	4.21%
Service Shares
1 Year	4.56%
5 Year	2.14%
Since Inception (November 22, 1996)	3.71%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.81%
Without Reimbursement	4.71%
Institutional Shares:
With Reimbursement	5.23%
Without Reimbursement	5.06%
Service Shares:
With Reimbursement	4.98%
Without Reimbursement	4.81%

Ticker: JATXX

Janus Tax-Exempt Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2006	Portfolio Manager Sharon Pichler
Investor Shares
1 Year	2.81%
5 Year	1.35%
10 Year	2.24%
Since Inception (February 14, 1995)	2.40%
Institutional Shares
1 Year	3.24%
5 Year	1.78%
10 Year	2.68%
Since Inception (April 14, 1995)	2.82%
Service Shares
1 Year	2.99%
5 Year	1.52%
Since Inception (November 22, 1996)	2.43%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	3.01%
Without Reimbursement	2.91%
Institutional Shares:
With Reimbursement	3.42%
Without Reimbursement	3.25%
Service Shares:
With Reimbursement	3.20%
Without Reimbursement	3.03%

Ticker: JAGXX

Janus Government Money Market Fund Average Annual Total Return For the Periods Ended October 31, 2006	Portfolio Managers J. Eric Thorderson Jeanine Morroni
Investor Shares
1 Year	4.31%
5 Year	1.90%
10 Year	3.44%
Since Inception (February 14, 1995)	3.70%
Institutional Shares
1 Year	4.78%
5 Year	2.36%
10 Year	3.90%
Since Inception (April 14, 1995)	4.14%
Service Shares
1 Year	4.52%
5 Year	2.10%
Since Inception (November 22, 1996)	3.64%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.74%
Without Reimbursement	4.64%
Institutional Shares:
With Reimbursement	5.19%
Without Reimbursement	4.99%
Service Shares:
With Reimbursement	4.94%
Without Reimbursement	4.74%

Data presented represents past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.

The Funds will invest at least 80% of their net assets in the type of securities described by their name.

38 Janus Bond & Money Market Funds October 31, 2006

Janus Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,023.90	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,026.10	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	$0.92

*Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,024.80	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$2.19

*Expenses are equal to the annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Janus Bond & Money Market Funds October 31, 2006 39

Janus Government Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,023.50	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

*Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,025.80	$0.82
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	$0.82

*Expenses are equal to the annualized expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,024.60	$2.09
Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09

*Expenses are equal to the annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

40 Janus Bond & Money Market Funds October 31, 2006

Janus Tax-Exempt Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,015.20	$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

*Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,017.30	$1.17
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	$1.17

*Expenses are equal to the annualized expense ratio of 0.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,016.10	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.40

*Expenses are equal to the annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Janus Bond & Money Market Funds October 31, 2006 41

Janus Money Market Fund

Schedule of Investments

As of October 31, 2006

Principal Amount		Value
Certificates of Deposit - 13.8%
$32,430,000	Abbey National PLC 5.42%, 12/14/06	$32,429,903
50,000,000	ABN Amro Bank N.V., Chicago 4.945%, 2/2/07	50,000,000
50,000,000	Bank of Tokyo - Mitsubishi 5.37%, 12/27/06	50,000,000
	Mitsubishi Trust and Bank:
50,000,000	5.35%, 11/30/06	50,000,000
50,000,000	5.38%, 12/22/06	50,000,000
	Mizuho Corporate Bank, New York:
48,000,000	5.38%, 12/20/06	48,000,000
50,000,000	5.43%, 2/16/07	50,000,000
	Natexis Banques Populaires, New York:
50,000,000	5.36%, 12/15/06	50,000,000
50,000,000	5.00%, 2/5/07	50,000,000
30,000,000	5.515%, 9/20/07	30,000,000
	Norinchunkin Bank, New York:
50,000,000	5.40%,11/14/06	50,000,000
35,000,000	5.37%, 11/20/06	35,000,000
35,000,000	5.36%, 12/11/06	35,000,000
50,000,000	5.44%, 2/16/07	50,000,000
25,000,000	5.38%, 4/10/07	25,000,000
50,000,000	5.39%, 4/17/07	50,000,000
50,000,000	Regions Bank, Alabama 5.36%, 12/15/06	50,000,000
	Shinkin Central Bank, New York:
35,000,000	5.34%, 11/13/06	35,000,000
20,000,000	5.37%, 11/28/06	20,000,000
42,000,000	5.38%, 12/18/06	42,000,000
50,000,000	5.35%, 12/28/06	50,000,000
27,000,000	5.36%, 1/17/07	27,000,000
20,000,000	5.365%, 1/26/07	20,000,000
50,000,000	Skandinaviska Enskilda Bank, New York 5.27%, 4/11/07	50,001,072
35,000,000	Societe Generale, New York 5.45%, 6/4/07	35,000,000
40,000,000	Unicredito Italiano Bank of Ireland New York, 5.395%, 3/14/07	40,001,439
Total Certificates of Deposit (cost $1,074,432,414)		1,074,432,414
Commercial Paper - 23.1%
30,000,000	Aquinas Funding LLC 5.46%, 12/27/06 (Section 4(2))	29,745,200
	Banco Bilbao:
50,000,000	5.28%, 11/24/06 (Section 4(2))	49,831,333
23,500,000	5.29%, 12/29/06 (Section 4(2))	23,299,715
	Bavaria TRR Corp.:
47,500,000	5.30%, 11/3/06 (Section 4(2))	47,486,014
50,000,000	5.30%,11/27/06 (Section 4(2))	49,808,611
	BTM Capital Corp.:
19,650,000	5.295%, 11/6/06 (Section 4(2))	19,635,549
50,000,000	5.29%, 11/20/06 (Section 4(2))	49,860,403
50,000,000	5.29%, 12/18/06	49,654,681
22,000,000	CC USA, Inc. 5.27%, 1/22/07 (Section 4(2))	21,735,914
	Davis Square Funding III Corp.:
50,000,000	5.30%, 11/27/06 (Section 4(2))	49,808,611
30,000,000	5.30%, 12/11/06 (Section 4(2))	29,823,333
35,000,000	5.30%, 12/12/06 (Section 4(2))	34,788,736
37,150,000	5.30%, 12/13/06 (Section 4(2))	36,920,289

Principal Amount		Value
Commercial Paper - (continued)
	Davis Square Funding IV Corp.:
$50,000,000	5.31%, 11/16/06 (Section 4(2))	$49,889,375
45,000,000	5.30%, 11/28/06 (Section 4(2))	44,821,125
50,000,000	5.30%, 11/30/06 (Section 4(2))	49,786,528
50,000,000	5.29%, 12/12/06 (Section 4(2))	49,698,764
25,000,000	5.29%, 12/18/06 (Section 4(2))	24,827,340
	Davis Square Funding V Corp.:
50,000,000	5.30%, 12/14/06 (Section 4(2))	49,683,472
	G Street Finance Corp.:
50,000,000	5.32%, 11/14/06 (Section 4(2))	49,903,944
25,000,000	5.29%, 12/15/06 (Section 4(2))	24,838,361
55,000,000	5.29%, 12/5/06 (Section 4(2))	54,725,214
50,000,000	5.29%, 1/11/07 (Section 4(2))	49,478,347
50,000,000	5.29%, 1/12/07 (Section 4(2))	49,471,000
20,000,000	Gotham Funding Corp. 5.295%, 11/8/06 (Section 4(2))	19,979,408
	Harrier Finance Funding LLC:
50,000,000	5.28%, 11/15/06 (144A)	49,897,333
50,000,000	5.28%, 11/13/06	49,912,000
44,912,000	Klio Funding Corp. 5.28% - 5.29%, 11/15/06 (144A)	44,819,665
	Manhattan Asset Funding Company LLC:
33,189,000	5.31%, 11/13/06 (Section 4(2))	33,130,255
65,180,000	5.30%, 11/14/06 (Section 4(2))	65,055,253
45,000,000	5.28%, 11/16/06 (Section 4(2))	44,901,000
25,000,000	5.28%, 12/6/06 (Section 4(2))	24,871,667
	Medical Building Funding IV, Series 2002:
34,200,000	5.47%, 11/20/06	34,101,267
11,500,000	5.47%, 11/27/06	11,454,569
	PB Finance (Delaware), Inc.:
74,800,000	5.29%, 11/16/06	74,635,129
50,000,000	5.28%, 12/29/06	49,574,667
39,000,000	5.28%, 1/22/07	38,530,960
20,273,000	Scaldis Capital LLC, 5.28%, 11/28/06 (Section 4(2))	20,192,719
	Sedna Finance, Inc.:
64,350,000	5.28%, 11/27/06 (Section 4(2))	64,104,612
17,100,000	5.28%, 12/8/06 (144A)	17,007,204
	Stanfield Victoria LLC:
13,000,000	5.28%, 11/28/06 (144A)	12,948,520
40,000,000	5.28%, 12/1/06 (144A)	39,824,000
42,000,000	5.28%, 12/5/06 (144A)	41,790,560
67,388,000	Thames Asset Global Securitization No. 1, Inc., 5.28%, 12/21/06 (Section 4(2))	66,893,821
Total Commercial Paper (cost $1,793,146,468)		1,793,146,468
Floating Rate Notes - 25.4%
75,000,000	Ares VII CLO, Ltd., Class A-1A 5.54938%, 5/8/15 (144A)§	75,000,000
50,000,000	Banco Santander Totta SA 5.32%, 7/16/11 (144A)§	50,000,000
233,000,000	Bank of America Securities LLC (same day put), 5.38%, 11/1/06	233,000,000
20,000,000	Dekabank Deutsche Girozentrale 5.39438%, 11/19/15 (144A)§	20,000,000
150,000,000	EMC Mortgage Corp. (same day put) 5.4325%, 5/8/26	150,000,000

See Notes to Schedules of Investments and Financial Statements.

42 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Principal Amount		Value
Floating Rate Notes - (continued)
$10,000,000	Harrier Finance Funding LLC 5.28%, 12/15/06 (144A)	$9,999,519
	HSH Nordbank A.G., New York:
80,000,000	5.32%, 11/21/07 (144A)	80,000,000
140,000,000	5.35%, 6/23/15 (144A)	140,000,000
120,000,000	Lehman Brothers, Inc. (90 day put) 5.4625%, 4/5/27	120,000,000
45,000,000	Lehman Brothers, Inc. (same day put) 5.4325%, 4/17/27	45,000,000
171,000,000	Merrill Lynch and Company, Inc. (same day put), 5.4425%, 11/1/06	171,000,000
60,000,000	Natexis Banques Populaires, New York 5.33%, 10/15/10 (144A)	60,000,000
18,862,102	Park Place Securities Trust, 2004-MM1 AM5 5.35%, 2/25/35 (144A)§	18,862,102
	Putnam Structured Product Funding 2003-1 LLC, Class A-15:
41,000,000	5.34%, 10/15/38 (144A)	41,000,000
60,250,000	5.34%, 10/15/38 (144A)	60,250,000
	Sumitomo Trust and Bank:
50,000,000	5.32%, 11/13/06	50,000,000
50,000,000	5.32125%, 1/5/07	50,000,000
100,000,000	5.32%, 2/23/07	100,000,000
30,000,000	5.32125%, 4/5/07	30,000,000
99,000,000	Unicredito Italiano Bank of Ireland 5.33%, 3/9/11 (144A)	99,000,000
105,000,000	Union Hamilton Special 5.39%, 12/21/06 (144A)	105,000,000
190,000,000	Westdeutsche Landesbank A.G. 5.36%, 3/10/15 (144A)	190,000,000
77,600,000	Whistlejacket Capital, Ltd. 5.2775%, 11/27/06 (144A)	77,597,675
Total Floating Rate Notes (cost $1,975,709,296)		1,975,709,296
Repurchase Agreements - 26.4%
83,000,000	Bear Stearns & Company, Inc., 5.33% dated 10/31/06, maturing 11/1/06 to be repurchased at $83,012,288 collateralized by $141,602,452 in U.S. Government Agencies 0%, 10/1/35 with a value of $84,661,376 (cost $83,000,000)	83,000,000
135,000,000	Citigroup Global Markets, Inc., 5.4625% dated 10/31/06, maturing 11/1/06 to be repurchased at $135,020,484 collateralized by $152,832,765 in Credit Enhanced Mortgage Loans 0% - 8.62%, 5/31/30 - 10/27/36 with a value of $150,552,501 (cost $135,000,000)	135,000,000
160,000,000	Credit Suisse First Boston LLC, 5.3925% dated 10/31/06, maturing 11/1/06 to be repurchased at $160,023,967 collateralized by $267,160,545 in Collateralized Mortgage Obligations 0% - 8.00%, 4/15/13 - 3/25/45 $68,243,000 in Corporate Notes 0% - 11.875%, 1/15/06 - 10/15/37 with respective values of $99,472,267 and $68,530,715 (cost $160,000,000)	160,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$50,000,000	Credit Suisse First Boston LLC, 5.4125% dated 10/31/06, maturing 11/1/06 to be repurchased at $50,007,517 collateralized by $68,050,840 in Corporate Notes 5.87% - 22%, 8/15/07 - 5/1/26 with a value of $52,504,559 (cost $50,000,000)	$50,000,000
100,000,000	Deutsche Bank Securities, Inc., 5.4125% dated 10/31/06, maturing 11/1/06 to be repurchased at $100,015,035 collateralized by $8,704,250 in Asset Backed Securities 7% - 7.124%, 7/15/31 - 2/25/36 $425,761,241 in U.S. Government Agencies; 4% - 7.5%, 2/25/10 - 9/25/42 with respective values of $6,630,978 and $95,553,532 (cost $100,000,000)	100,000,000
233,000,000	Goldman Sachs & Co., 5.4125% dated 10/31/06, maturing 11/1/06 to be repurchased at $233,035,031 collateralized by $129,363,192 in Asset Backed Securities 5.75% - 8.7751%, 8/25/34 - 12/12/46 $133,736,626 in Collateralized Mortgage Obligations 5.004% - 6.75%, 10/19/36 - 8/25/46 with respective values of $121,387,894 and $123,262,107 (cost $233,000,000)	233,000,000
174,000,000	ING Financial Markets LLC, 5.33% dated 10/31/06, maturing 11/1/06 to be repurchased at $174,025,762 collateralized by $224,572,673 in U.S. Government Agencies 5% - 6%, 5/15/16 - 11/15/35 with a value of $177,483,757 (cost $174,000,000)	174,000,000
233,000,000	J.P. Morgan Securities, Inc., 5.4125% dated 10/31/06, maturing 11/1/06 to be repurchased at $233,035,031 collateralized by $249,049,395 in Corporate Notes 0% - 14.37%, 11/1/06 - 3/30/36 $29,033,000 in Medium Term Notes 0% - 8.375%, 8/15/07 - 5/18/09 with respective values of $215,415,905 and $29,235,077 (cost $233,000,000)	233,000,000
62,000,000	Merrill Lynch, Pierce, Fenner & Smith, 5.4825%; dated 10/31/06, maturing 11/1/06; to be repurchased at $62,009,442 collateralized by $107,541,000 in Asset Backed Securities 0.24% - 10.00%, 6/14/08 - 12/5/46 $24,032,500 in Corporate Notes 2.29% - 14.37%, 3/15/08 - 11/15/23 with respective values of $43,882,042 and $21,066,029 (cost $62,000,000)	62,000,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 43

Janus Money Market Fund

Schedule of Investments

As of October 31, 2006

Principal Amount		Value
Repurchase Agreements - (continued)
$233,000,000	Morgan Stanley & Co., Inc., 5.3625% dated 10/31/06, maturing 11/1/06 to be repurchased at $233,034,707 collateralized by $252,958,285 in Collateralized Mortgage Obligations 4.824% - 6.0998%, 12/18/32 - 6/12/43 with a value of $239,251,657 (cost $233,000,000)	$233,000,000
233,000,000	Royal Bank of Canada, 5.3825% dated 10/31/06, maturing 11/1/06 to be repurchased at $233,034,837 collateralized by $238,753,602 in Commercial Paper 0%, 11/6/06 - 2/7/07 with a value of $237,660,001 (cost $233,000,000)	233,000,000
201,000,000	UBS Financial Services, Inc., 5.3225% dated 10/31/06, maturing 11/1/06 to be repurchased at $201,029,717 collateralized by $1,381,236,100 in U.S. Government Agencies 4.50% - 6.50%, 8/1/18 - 11/1/36 with a value of $205,020,390 (cost $201,000,000)	201,000,000
150,000,000	Wachovia Capital Markets LLC, 5.38% dated 10/31/06, maturing 11/1/06 to be repurchased at $150,022,417 collateralized by $138,589,578 in Asset Backed Securities 5.2236% - 8.6636%, 5/15/24 - 6/12/46 $47,024,293 in Collateralized Mortgage Obligations 4.584% - 5.8276%, 10/15/37 - 7/15/42 with respective values of $109,010,419 and $46,683,825 (cost $150,000,000)	150,000,000
Total Repurchase Agreements (cost 2,047,000,000))		2,047,000,000
Short-Term Corporate Notes - 4.2%
23,657,014	Ford Credit Auto Owner Trust Series 2006-B A1, 5.4048%, 9/15/07 (144A)	23,657,014
50,000,000	Harrier Finance Funding LLC 5.705%, 7/13/07 (144A)	50,000,000
	K2 (USA) LLC:
50,000,000	4.835%, 1/23/07 (144A)	50,000,000
50,000,000	5.43%, 5/29/07 (144A)	50,000,000
50,000,000	Sedna Finance, Inc. 5.60%, 6/20/07 (144A)§	50,000,000
	Stanfield Victoria LLC:
50,000,000	5.505%, 6/12/07 (144A)	50,000,000
50,000,000	5.45%, 10/25/07 (144A)	49,995,209
Total Short-Term Corporate Notes (cost $323,652,223)		323,652,223
Taxable Variable Rate Demand Notes - 5.6%
11,650,000	Arbor Properties, Inc., Series 2004 5.32%, 11/1/24	11,650,000
18,670,000	Breckenridge Terrace LLC 5.37%, 5/1/39	18,670,000
32,610,000	Cambridge-Plano Partners 5.32%, 10/1/28	32,610,000
10,105,000	City of Irondale, AL 5.32%, 10/1/35	10,105,000

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$16,025,000	Colorado Natural Gas, Inc., Series 2004 5.37%, 7/1/32	$16,025,000
32,600,000	Cook County, Illinois, Series A 5.34%, 11/1/23	32,600,000
	Cornerstone Funding Corp. I:
11,116,000	Series 2003B, 5.35%, 12/1/30	11,116,000
9,608,000	Series 2003C, 5.40%, 4/1/13 (144A)§	9,608,000
8,234,000	Series 2003E, 5.40%, 7/1/30	8,234,000
7,045,000	Series 2005A, 5.40%, 5/1/25	7,045,000
12,715,000	Custom Window Systems 5.40%, 11/1/26	12,715,000
2,262,000	First United Pentecostal 5.40%, 3/1/23	2,262,000
5,910,000	FJM Properties-Wilmar 5.32%, 10/1/24	5,910,000
15,830,000	HHH Supply and Investment Co. 5.35%, 7/1/29	15,830,000
14,460,000	Hillcrest Medical Plaza 5.32%, 9/1/23	14,460,000
8,958,000	Holston Medical Group 5.40%, 1/1/13	8,958,000
4,800,000	J&E Land Company 5.34%, 6/1/23	4,800,000
5,400,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 5.40%, 9/1/09	5,400,000
20,675,000	Louisiana Health Systems Corp. Revenue Series B, 5.32%, 10/1/22	20,675,000
8,875,000	Medical Clinic Board, Mobile, AL 5.32%, 9/1/11	8,875,000
17,070,000	Mississippi Business Finance Corp. 5.32%, 10/1/18	17,070,000
3,870,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue, (Surgical Center) 5.32%, 3/1/24	3,870,000
10,305,000	Nautical Transport LLC 5.40%, 6/1/16	10,305,000
30,300,000	Olympic Club, California Revenue Series 2002, 5.36%, 10/1/32	30,300,000
13,500,000	Patrick Schaumburg Automobiles, Inc. 5.32%, 7/1/08 (144A)§	13,500,000
13,835,000	Phenix City Taxable Water & Sewer 5.32%, 8/15/29	13,835,000
10,500,000	Racetrac Capital LLC, Series 1998-A 5.32%, 4/1/18	10,500,000
25,000,000	Rehau, Inc. 5.58%, 10/1/19	25,000,000
2,270,000	Ron Investments, Ltd. 5.32%, 3/1/19	2,270,000
26,300,000	Shoosmith Brothers, Inc. 5.32%, 3/1/15	26,300,000
19,025,000	Timber Ridge County Affordable Housing Corporation, Series 2003, 5.42%, 12/1/32	19,025,000
4,375,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project) 5.36%, 1/1/25	4,375,000
Total Taxable Variable Rate Demand Notes (cost $433,898,000)		433,898,000
Time Deposit - 1.3%
100,000,000	Fortis Bank N.V., ETD 5.37%, 11/1/06 (cost $100,000,000)	100,000,000
Total Investments (total cost $7,747,838,401) – 99.8%		7,747,838,401
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		16,497,865
Net Assets – 100%		$7,764,336,266

See Notes to Schedules of Investments and Financial Statements.

44 Janus Bond & Money Market Funds October 31, 2006

Janus Government Money Market Fund

Schedule of Investments

As of October 31, 2006

Principal Amount		Value
U.S. Government Agency Floating Rate Notes - 13.8%
	Fannie Mae:
$5,000,000	5.25688%, 12/22/06	$4,999,587
5,000,000	5.25%, 6/21/07	4,998,762
	Federal Farm Credit Bank:
3,000,000	5.24688%, 1/3/07	3,000,079
5,000,000	5.248%, 7/11/07	4,999,109
5,000,000	5.235%, 8/1/07	4,999,448
3,750,000	5.245%, 9/24/07	3,751,294
10,000,000	5.17%, 1/18/08	9,996,297
5,000,000	5.23%, 1/24/08	4,998,810
5,000,000	5.23%, 2/21/08	4,998,740
10,000,000	5.23%, 3/26/08	9,997,286
	Federal Home Loan Bank System:
2,200,000	5.27%, 12/13/06	2,199,958
10,000,000	5.24%, 7/18/07	9,999,102
15,000,000	5.165%, 3/14/08	14,992,016
	Freddie Mac:
5,400,000	5.23781%, 12/27/06	5,399,561
15,000,000	5.26%, 6/19/07	14,997,235
10,000,000	5.1725%, 9/27/07	9,996,482
7,097,383	5.32%, 1/15/42	7,097,383
Total U.S. Government Agency Floating Rate Notes (cost $121,421,149)		121,421,149
U.S Government Agency Notes - 15.1%
	Fannie Mae:
5,000,000	4.49%, 12/1/06	4,981,292
5,000,000	4.665%, 1/26/07	4,944,279
5,000,000	4.777%, 2/23/07	4,924,364
5,000,000	4.89%, 3/30/07	4,898,804
5,000,000	5.27%, 6/1/07	4,844,828
25,000,000	5.11%-5.275%, 6/29/07	24,127,333
	Federal Home Loan Bank System:
5,000,000	5.58%, 8/14/07	5,000,000
5,000,000	5.30%, 10/16/07	4,999,044
	Freddie Mac:
5,000,000	4.41%, 11/1/06	5,000,000
10,000,000	4.48%-4.545%, 1/9/07	9,913,510
5,000,000	4.735%, 2/16/07	4,929,633
5,000,000	4.90%, 3/5/07	5,000,000
5,000,000	4.805%, 3/6/07	4,916,580
10,000,000	4.97%-5.11%, 4/3/07	9,785,800
5,000,000	5.003%, 5/1/07	4,874,230
5,000,000	5.03%, 5/29/07	4,853,990
10,000,000	5.41%, 6/22/07	9,999,999
5,000,000	5.11%, 6/29/07	4,829,667
10,000,000	4.975%, 9/18/07	9,556,396
Total U.S Government Agency Notes (cost $132,379,749)		132,379,749
Repurchase Agreements - 71.3%
150,000,000	Bear Sterns & Company, Inc., 5.3625% dated 10/31/06, maturing 11/1/06 to be repurchased at $150,022,344 collateralized by $198,515,000 in U.S. Government Agencies 0%, 7/1/36 - 8/1/36 with a value of $153,003,337 (cost $150,000,000)	150,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$47,500,000	Bear Sterns & Company, Inc., 5.33% dated 10/31/06, maturing 11/1/06 to be repurchased at $47,507,033 collateralized by $81,037,548 in U.S. Government Agencies 0%, 10/1/35 with a value of $48,450,788 (cost $47,500,000)	$47,500,000
175,000,000	Credit Suisse First Boston LLC, 5.3625% dated 10/31/06, maturing 11/1/06 to be repurchased at $175,026,068 collateralized by $355,570,709 in U.S. Government Agencies 1.04% - 9%, 1/15/19 - 8/25/36 with a value of $178,502,332 (cost $175,000,000)	175,000,000
47,500,000	ING Financial Markets LLC, 5.33% dated 10/31/06, maturing 11/1/06 to be repurchased at $47,507,032 collateralized by $61,305,758 in U.S. Government Agencies 5% - 6%, 5/15/16 - 11/15/35 with a value of $48,451,026 (cost $47,500,000)	47,500,000
13,000,000	ING Financial Markets LLC, 5.32% dated 10/31/06, maturing 11/1/06 to be repurchased at $13,001,921 collateralized by $13,684,667 in U.S. Government Agencies 6.00%, 8/15/24 with a value of $13,262,876 (cost $13,000,000)	13,000,000
192,400,000	Lehman Brothers, Inc., 5.3225% dated 10/31/06, maturing 11/1/06 to be repurchased at $192,428,446 collateralized by $194,450,000 in U.S. Government Agencies 6.00%, 10/1/36 with a value of $196,232,955 (cost $192,400,000)	192,400,000
Total Repurchase Agreements (cost $625,400,000)		$625,400,000
Total Investments (total cost $879,200,898) – 100.2%		879,200,898
Liabilities, net of Cash, Receivables and Other Assets – (0.2%)		(1,471,873)
Net Assets – 100%		$877,729,025

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 45

Janus Tax-Exempt Money Market Fund

Schedule of Investments

As of October 31, 2006

Principal Amount		Value
Municipal Securities - 99.6%
Colorado - 35.6%
$900,000	Arvada, Colorado Variable Rate, 2.00%, 11/1/20	$900,000
1,555,000	Aurora, Colorado, Centretech Metropolitan District, Series A Variable Rate, 2.30%, 12/1/28	1,555,000
3,000,000	Brighton Crossing Metropolitan District No. 4 Variable Rate, 2.01%, 12/1/34	3,000,000
7,000,000	Colorado Educational and Cultural Facilities Authority Revenue, (California Baptist University Project) Variable Rate, 2.53%, 9/1/35	7,000,000
	Colorado Educational and Cultural Facilities Authority Revenue:
400,000	(Charter School-James Irwin) Variable Rate, 2.37%, 9/1/34	400,000
3,000,000	(Pueblo Serra Worship Holdings) Variable Rate, 3.60%, 3/1/37	3,000,000
1,990,000	Commerce City, Colorado, Northern Infrastructure General Improvement District Variable Rate, 3.61%, 12/1/31	1,990,000
	Ebert Metropolitan District Securitization Trust:
4,000,000	Series 2004-S1 Variable Rate, 2.01%,12/1/34	4,000,000
1,300,000	Series 2005-S1 Variable Rate, 3.66%, 12/1/09	1,300,000
1,000,000	Four Mile Ranch Metropolitan District No. 1 Colorado,Variable Rate, 2.80%, 12/1/35	1,000,000
2,750,000	NBC Metropolitan District Colorado Variable Rate, 1.96%, 12/1/30	2,750,000
3,215,000	Triview, Colorado, Metropolitan District Variable Rate, 2.10%, 11/21/23	3,215,000
		30,110,000
Georgia - 2.4%
2,000,000	Atlanta, Georgia, Subordinate Lien Tax Allocation Bonds, (Atlantic Station Project) Variable Rate, 3.90%, 12/1/24	2,000,000
Illinois - 16.9%
2,500,000	Chicago, Illinois, Tax Increment, Series B Variable Rate, 1.95%, 12/1/14	2,500,000
	Illinois Development Finance Authority Revenue:
8,025,000	(Illinois Central College) Series A,Variable Rate, 3.74%, 6/1/33	8,025,000
2,900,000	(Shelby Memorial Hospital Association, Inc.), Series B-1 Variable Rate, 3.06%, 10/1/29	2,900,000
850,000	(St. Anthony's Health Center) Program E-1 Variable Rate, 3.06%, 10/1/29	850,000
		14,275,000
Indiana - 2.1%
700,000	Indiana Health Facilities Financing Authority Revenue, (Margaret Mary Community Hospital), Variable Rate, 2.27%, 12/1/29	700,000

Principal Amount		Value
Indiana - (continued)
$1,100,000	Logansport, Indiana, Economic Development Revenue, (Modine Manufacturing Co.) Variable Rate, 2.14%, 1/1/08	$1,100,000
		1,800,000
Iowa - 8.8%
5,250,000	Buffalo, Iowa, Pollution Control Revenue (LaFarge Corp.), Series B Variable Rate 2.12%, 10/1/10	5,250,000
1,275,000	Iowa Finance Authority Small Business Development Revenue, (Terrace Center Association), Variable Rate, 2.02%, 3/1/22	1,275,000
850,000	Iowa Higher Education Loan Authority Revenue, (Private College-St. Ambrose) Variable Rate, 2.30%, 4/1/33	850,000
		7,375,000
Kansas - 0.6%
500,000	Olathe Health Facilities Revenue, (Olathe Medical Center, Inc.), Series A Variable Rate, 1.10%, 9/1/32	500,000
Minnesota - 3.1%
1,090,000	St. Paul, Minnesota, Housing and Redevelopment Authority Revenue (Goodwill/Easter Seals) Variable Rate, 2.02%, 8/1/25	1,090,000
1,500,000	Stillwater, Minnesota, Private School Facilities Revenue, (Catholic Finance Corporation Project) Variable Rate, 2.02%, 12/1/22	1,500,000
		2,590,000
Missouri - 0.6%
500,000	Missouri Health And Educational Facilities Authority Revenue, (St. Francis Medical Center), Series A Variable Rate, 2.32%, 6/1/26	500,000
Nebraska - 2.3%
1,900,000	Norfolk, Nebraska, Industrial Development Revenue, (Supervalu, Inc.) Variable Rate 1.98%, 11/1/14	1,900,000
Nevada - 2.3%
1,900,000	Clark County, Nevada, Economic Development Revenue, (Lutheran Secondary School Association) Variable Rate, 2.07%, 2/1/30	1,900,000
New Hampshire - 7.1%
6,000,000	New Hampshire Health & Education Facilities Authority Revenue (Havenwood-Heritage Heights) Series B, Variable Rate, 3.78%, 1/1/30	6,000,000
New York - 5.1%
4,300,000	New York City, New York, Subseries E-3 Variable Rate, 3.17%, 8/1/34	4,300,000
Ohio - 2.4%
2,000,000	Hilliard, Ohio, School District Bond Anticipation Notes Variable Rate, 4.50%, 6/14/07	2,010,110
Pennsylvania - 2.1%
1,800,000	Washington County, Pennsylvania Hospital Authority Revenue Variable Rate, 1.80%, 7/1/31	1,800,000

See Notes to Schedules of Investments and Financial Statements.

46 Janus Bond & Money Market Funds October 31, 2006

Schedule of Investments

As of October 31, 2006

Principal Amount	Value

Texas - 5.5%
$4,675,000	Alamo Heights, Texas, Higher Education Facilities Corp. Revenue, (University of the Incarnate Word) Variable Rate, 1.97%, 4/1/19	$4,675,000
Vermont - 2.3%
1,900,000	Vermont Educational and Health Buildings Financing Agency, (Gifford Medical Center Project), Series A Variable Rate, 4.01%, 10/1/36	1,900,000
Wisconsin - 0.4%
300,000	Wisconsin State Health and Educational Facilities Authority Revenue, (Wisconsin Lutheran College) Variable Rate, 1.85%, 9/1/31	300,000
Total Investments (total cost $83,935,110) – 99.6%		83,935,110
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		303,797
Net Assets – 100%		$84,238,907

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 47

Statements of Assets and Liabilities – Bond Funds

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Assets:
Investments at cost(1)	$97,758	$836,137	$619,135	$221,299
Investments at value(1)	$98,813	$836,441	$625,897	$220,652
Cash	–	922	47	27
Receivables:
Investments sold	6,343	8,745	3,669	4,635
Fund shares sold	48	203	723	125
Dividends	–	–	10	–
Interest	1,343	8,152	10,997	1,354
Other assets	–	3	2	–
Total Assets	106,547	854,466	641,345	226,793
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	70,403	121,923	44,667
Due to Custodian	2,101	–	–	–
Investments purchased	6,435	15,675	6,375	6,634
Fund shares repurchased	76	648	701	87
Dividends and distributions	48	252	296	16
Advisory fees	12	336	260	42
Transfer agent fees and expenses	27	192	117	51
Non-interested Trustees' fees and expenses	5	7	6	6
Accrued expenses	24	84	48	32
Forward currency contracts	–	6	–	–
Total Liabilities	8,728	87,603	129,726	51,535
Net Assets	$97,819	$766,863	$511,619	$175,258
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$99,958	$788,567	$531,500	$178,438
Undistributed net investment income/(loss)*	(1)	953	224	20
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(3,193)	(22,956)	(26,867)	(2,553)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,055	299	6,762	(647)
Total Net Assets	$97,819	$766,863	$511,619	$175,258
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,907	81,382	52,773	60,838
Net Asset Value Per Share	$7.03	$9.42	$9.69	$2.88

 *  See Note 4 in Notes to Financial Statements.

(1)  Investments at cost and value include $69,010,628, $119,454,876 and $43,772,503 of securities loaned for Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.

48 Janus Bond & Money Market Funds October 31, 2006

Statements of Operations - Bond Funds

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Investment Income:
Interest	$4,635	$42,075	$39,730	$7,612
Securities lending income	–	250	170	46
Dividends	–	550	356	–
Dividends from affiliates	–	79	336	150
Total Investment Income	4,635	42,954	40,592	7,808
Expenses:
Advisory fees	521	4,270	2,993	1,164
Transfer agent fees and expenses	252	1,931	1,132	479
Registration fees	29	32	56	27
Postage and mailing expenses	13	85	42	21
Custodian fees	4	30	24	11
Professional fees	20	35	25	21
Non-interested Trustees' fees and expenses	14	38	28	16
Printing expenses	30	143	65	46
Legal expenses	38	38	38	38
System fees	61	39	38	39
Other expenses	30	231	148	65
Non-recurring costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	1,012	6,872	4,589	1,927
Expense and Fee Offset	(10)	(82)	(49)	(21)
Net Expenses	1,002	6,790	4,540	1,906
Less: Excess Expense Reimbursement	(429)	–	(129)	(742)
Net Expenses after Expense Reimbursement	573	6,790	4,411	1,164
Net Investment Income/(Loss)	4,062	36,164	36,181	6,644
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(1,066)	(13,409)	(159)	(1,521)
Net realized gain/(loss) from foreign currency transactions	–	253	–	–
Net realized gain/(loss) from futures contracts	–	29	–	(35)
Net realized gain/(loss) from short sales	–	(6)	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,474	14,557	11,443	2,235
Payment from affiliate (Note 2)	–	4	1	1
Net Gain/(Loss) on Investments	1,408	1,428	11,285	680
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,470	$37,592	$47,466	$7,324

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 49

Statements of Changes in Net Assets - Bond Funds

For the fiscal year ended October 31	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$4,062	$4,439	$36,164	$41,640	$36,181	$36,483	$6,644	$6,431
Net realized gain/(loss) from investment transactions	(1,066)	2,287	(13,156)	1,787	(159)	8,754	(1,521)	(579)
Net realized gain/(loss) from futures contracts	–	–	29	498	–	–	(35)	(113)
Net realized gain/(loss) from short sales	–	–	(6)	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	2,474	(5,372)	14,557	(37,345)	11,443	(30,791)	2,235	(4,278)
Payment from affiliate (Note 2)	–	–	4	3	1	–	1	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,470	1,354	37,592	6,583	47,466	14,446	7,324	1,464
Dividends and Distributions to Shareholders:
Net investment income*	(4,063)	(4,439)	(37,948)	(44,124)	(36,157)	(36,483)	(6,649)	(6,425)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	(744)
Net Decrease from Dividends and Distributions	(4,063)	(4,439)	(37,948)	(44,124)	(36,157)	(36,483)	(6,649)	(7,169)
Capital Share Transactions:
Shares sold	12,089	14,125	100,728	113,495	123,966	167,717	35,262	39,948
Redemption fees	N/A	N/A	N/A	N/A	110	110	N/A	N/A
Reinvested dividends and distributions	3,446	3,858	34,502	40,301	32,287	32,817	6,407	6,871
Shares repurchased	(31,067)	(35,221)	(303,179)	(341,008)	(179,236)	(213,260)	(68,579)	(110,382)
Net Increase/(Decrease) from Capital Share Transactions	(15,532)	(17,238)	(167,949)	(187,212)	(22,873)	(12,616)	(26,910)	(63,563)
Net Increase/(Decrease) in Net Assets	(14,125)	(20,323)	(168,305)	(224,753)	(11,564)	(34,653)	(26,235)	(69,268)
Net Assets:
Beginning of period	111,944	132,267	935,168	1,159,921	523,183	557,836	201,493	270,761
End of period	$97,819	$111,944	$766,863	$935,168	$511,619	$523,183	$175,258	$201,493
Undistributed net investment income/(loss)*	$(1)	$–	$953	$1,889	$224	$109	$20	$24

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

50 Janus Bond & Money Market Funds October 31, 2006

Financial Highlights - Bond Funds

	Janus Federal Tax-Exempt Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$6.94		$7.12		$7.07		$7.05		$7.01
Income from Investment Operations:
Net investment income/(loss)	.27		.26		.23		.26		.27
Net gain/(loss) on securities (both realized and unrealized)	.09		(.18)		.05		.02		.04
Total from Investment Operations	.36		.08		.28		.28		.31
Less Distributions and Other:
Dividends (from net investment income)*	(.27)		(.26)		(.23)		(.26)		(.27)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–		–	(1)	–		–		–
Total Distributions and Other	(.27)		(.26)		(.23)		(.26)		(.27)
Net Asset Value, End of Period	$7.03		$6.94		$7.12		$7.07		$7.05
Total Return	5.31%		1.12	%(2)	4.07%		3.97%		4.56%
Net Assets, End of Period (in thousands)	$97,819		$111,944		$132,267		$183,669		$230,077
Average Net Assets for the Period (in thousands)	$104,293		$121,027		$151,433		$228,760		$148,070
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.56	%(5)	0.56	%(5)	0.62	%(5)	0.65	%(5)	0.66	%(5)
Ratio of Net Expenses to Average Net Assets(3)	0.55%		0.55%		0.62%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.89%		3.67%		3.30%		3.58%		3.83%
Portfolio Turnover Rate	112%		149%		52%		39%		58%
	Janus Flexible Bond Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$9.41		$9.76		$9.74		$9.51		$9.49
Income from Investment Operations:
Net investment income/(loss)	.42		.40		.46		.46		.49
Net gain/(loss) on securities (both realized and unrealized)	.02		(.34)		.01		.21		.02
Total from Investment Operations	.44		.06		.47		.67		.51
Less Distributions and Other:
Dividends (from net investment income)*	(.43)		(.41)		(.45)		(.44)		(.49)
Distributions (from capital gains)*	–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–		–
Total Distributions and Other	(.43)		(.41)		(.45)		(.44)		(.49)
Net Asset Value, End of Period	$9.42		$9.41		$9.76		$9.74		$9.51
Total Return	4.80	%(2)	0.60	%(2)	4.97	%(2)	7.12%		5.63%
Net Assets, End of Period (in thousands)	$766,863		$935,168		$1,159,921		$1,533,940		$1,585,108
Average Net Assets for the Period (in thousands)	$827,407		$1,037,336		$1,288,903		$1,731,995		$1,347,054
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.83%		0.78%		0.85%		0.83%		0.81%
Ratio of Net Expenses to Average Net Assets(3)	0.82%		0.77%		0.85%		0.83%		0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.37%		4.01%		4.27%		4.47%		5.24%
Portfolio Turnover Rate	144	%(6)	174	%(6)	149%		163%		243%

*See Note 4 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services Capital LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(5)  The ratio was 0.97% in 2006, 0.87% in 2005, 0.99% in 2004, 0.90% in 2003, 0.92% in 2002 and 1.05% in 2001 before waiver of certain fees incurred by the Fund.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2006 and 180% in 2005.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 51

Financial Highlights - Bond Funds (continued)

	Janus High-Yield Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$9.48		$9.86		$9.55		$8.82		$9.28
Income from Investment Operations:
Net investment income/(loss)	.71		.65		.67		.64		.65
Net gain/(loss) on securities (both realized and unrealized)	.20		(.38)		.31		.72		(.46)
Total from Investment Operations	.91		.27		.98		1.36		.19
Less Distributions and Other:
Dividends (from net investment income)*	(.70)		(.65)		(.67)		(.64)		(.65)
Distributions (from capital gains)*	–		–		–		–		–
Redemption fees	–	(1)	–	(1)	–	(1)	.01		–	(1)
Payment from affiliate	–	(2)	–	(2)	–		–		–
Total Distributions and Other	(.70)		(.65)		(.67)		(.63)		(.65)
Net Asset Value, End of Period	$9.69		$9.48		$9.86		$9.55		$8.82
Total Return	10.00	%(3)	2.76	%(3)	10.62%		16.00%		1.97%
Net Assets, End of Period (in thousands)	$511,619		$523,183		$557,836		$768,033		$573,388
Average Net Assets for the Period (in thousands)	$490,849		$548,993		$582,992		$842,175		$490,524
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.91	%(6)	0.88%		0.96%		0.95%		0.96%
Ratio of Net Expenses to Average Net Assets(4)	0.90%		0.87%		0.96%		0.95%		0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets	7.37%		6.65%		6.96%		6.90%		7.02%
Portfolio Turnover Rate	119%		102%		133%		203%		161%
	Janus Short-Term Bond Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$2.87		$2.94		$2.97		$2.93		$2.97
Income from Investment Operations:
Net investment income/(loss)	.11		.08		.08		.08		.10
Net gain/(loss) on securities (both realized and unrealized)	.01		(.06)		.01		.04		(.04)
Total from Investment Operations	.12		.02		.09		.12		.06
Less Distributions and Other:
Dividends (from net investment income)*	(.11)		(.08)		(.08)		(.08)		(.10	)(7)
Distributions (from capital gains)*	–		(.01)		(.04)		–		–
Payment from affiliate	–	(2)	–	(2)	–		–		–
Total Distributions and Other	(.11)		(.09)		(.12)		(.08)		(.10)
Net Asset Value, End of Period	$2.88		$2.87		$2.94		$2.97		$2.93
Total Return	4.08	%(3)	0.65	%(3)	2.94%		4.12%		2.22%
Net Assets, End of Period (in thousands)	$175,258		$201,493		$270,761		$366,037		$492,557
Average Net Assets for the Period (in thousands)	$182,285		$233,536		$299,461		$456,695		$499,807
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.65	%(8)	0.65	%(8)	0.65	%(8)	0.65	%(8)	0.65	%(8)
Ratio of Net Expenses to Average Net Assets(4)	0.64%		0.64%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.65%		2.75%		2.64%		2.68%		3.55%
Portfolio Turnover Rate	120%		97%		110%		238%		164%

*See Note 4 in Notes to Financial Statements.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(6)  The ratio was 0.93% in 2006 before waiver of certain fees incurred by the Fund.

(7)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(8)  The ratio was 1.06% in 2006, 0.97% in 2005, 1.00% in 2004, 0.91% in 2003, 0.88% in 2002 and 0.98% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

52 Janus Bond & Money Market Funds October 31, 2006

Statements of Assets and Liabilities - Money Market Funds

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Assets:
Investments at amortized cost	$5,700,838	$253,801	$83,935
Repurchase agreements	$2,047,000	$625,400	$–
Cash	625	189	6
Receivables:
Investments sold	81,062	–	–
Fund shares sold	3,635	365	92
Interest	27,364	971	373
Other assets	–	3	–
Total Assets	7,860,524	880,729	84,406
Liabilities:
Payables:
Investments purchased	80,000	–	–
Fund shares repurchased	3,103	97	103
Dividends and distributions	11,336	2,646	5
Advisory fees	672	92	7
Administrative services fees – Investor Shares	601	75	33
Administrative services fees – Institutional Shares	439	32	–
Administrative services fees – Service Shares	2	6	–
Service fees – Service shares	7	33	–
Professional fees	20	13	14
Non-interested Trustees' fees and expenses	8	6	5
Total Liabilities	96,188	3,000	167
Net Assets	$7,764,336	$877,729	$84,239
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$7,764,323	$877,729	$84,259
Undistributed net investment income*	12	–	–
Undistributed net realized gain/(loss) from investments*	1	–	(20)
Total Net Assets	$7,764,336	$877,729	$84,239
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets – Investor Shares	$1,412,927	$176,188	$76,295
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,412,925	176,188	76,311
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Institutional Shares	$6,317,002	$536,062	$7,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,316,993	536,062	7,938
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Service Shares	$34,407	$165,479	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,407	165,479	10
Net Asset Value Per Share	$1.00	$1.00	$1.00

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 53

Statements of Operations - Money Market Funds

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Investment Income:
Interest	$306,445	$47,195	$2,826
Total Investment Income	306,445	47,195	2,826
Expenses:
Advisory fees	12,348	1,932	165
Professional fees	29	21	25
Non-interested Trustees' fees and expenses	226	46	14
Administrative services fees – Investor Shares	6,811	883	393
Administrative services fees – Institutional Shares	7,178	969	6
Administrative services fees – Service Shares	40	215	–
Service fees – Service Shares	67	359	–
Non-recurring costs (Note 2)	2	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(2)	–	–
Total Expenses	26,699	4,425	603
Less: Excess Expense Reimbursement	(9,542)	(1,755)	(85)
Net Expenses after Expense Reimbursement	17,157	2,670	518
Net Investment Income/(Loss)	289,288	44,525	2,308
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	12	–	(9)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$289,300	$44,525	$2,299

See Notes to Financial Statements.

54 Janus Bond & Money Market Funds October 31, 2006

Statements of Changes in Net Assets - Money Market Funds

For the fiscal year ended October 31	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$289,288	$167,870	$44,525	$22,819	$2,308	$2,393
Net realized gain/(loss) from investment transactions	12	4	–	2	(9)	(12)
Net Increase/(Decrease) in Net Assets Resulting from Operations	289,300	167,874	44,525	22,821	2,299	2,381
Dividends and Distributions to Shareholders:
Net investment income *
Investor Shares	(58,753)	(34,195)	(7,454)	(4,541)	(2,176)	(1,541)
Institutional Shares	(229,324)	(133,086)	(30,687)	(14,793)	(132)	(850)
Service Shares	(1,199)	(589)	(6,384)	(3,485)	–	(2)
Net realized gain/(loss) from investment transactions*
Investor Shares	(2)	(1)	–	(1)	–	–
Institutional Shares	(10)	(3)	–	(1)	–	–
Service Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(289,288)	(167,874)	(44,525)	(22,821)	(2,308)	(2,393)
Capital Share Transactions:
Shares sold
Investor Shares	991,952	816,551	73,414	72,199	45,857	47,929
Institutional Shares	38,462,494	31,608,314	6,103,342	5,039,102	76,977	61,356
Service Shares	55,553	67,543	758,324	725,906	–	10
Reinvested dividends and distributions
Investor Shares	57,565	33,426	7,318	4,447	2,120	1,503
Institutional Shares	89,719	55,423	11,032	4,379	92	820
Service Shares	424	260	2,391	1,037	–	3
Shares repurchased
Investor Shares	(997,589)	(1,077,784)	(90,905)	(114,369)	(57,473)	(71,010)
Institutional Shares	(35,873,239)	(36,149,295)	(6,095,962)	(4,910,599)	(71,135)	(109,557)
Service Shares	(48,419)	(66,684)	(724,319)	(740,717)	–	(401)
Net Increase/(Decrease) from Capital Share Transactions	2,738,460	(4,712,246)	44,635	81,385	(3,562)	(69,347)
Net Increase/(Decrease) in Net Assets	2,738,472	(4,712,246)	44,635	81,385	(3,571)	(69,359)
Net Assets:
Beginning of period	5,025,864	9,738,110	833,094	751,709	87,810	157,169
End of period	$7,764,336	$5,025,864	$877,729	$833,094	$84,239	$87,810
Undistributed net investment income/(loss)*	$12	$–	$–	$–	$–	$–

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 55

Financial Highlights - Money Market Funds

For a share outstanding during each fiscal year ended October 31	Janus Money Market Fund
Investor Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.04		.02		.01		.01		.02
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.04		.02		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.04)		(.02)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.04)		(.02)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.39%		2.41%		0.75%		0.79%		1.53%
Net Assets, End of Period (in thousands)	$1,412,927		$1,360,997		$1,588,804		$2,197,167		$3,041,637
Average Net Assets for the Period (in thousands)	$1,362,170		$1,449,569		$1,790,472		$2,658,402		$3,180,307
Ratio of Expenses to Average Net Assets(2)(3)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.31%		2.36%		0.74%		0.80%		1.53%
For a share outstanding during each fiscal year ended October 31	Janus Government Money Market Fund
Investor Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.04		.02		.01		.01		.01
Net gains/(losses) on securities	–		–	(1)	–	(1)	–		–	(1)
Total from Investment Operations	.04		.02		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.04)		(.02)		(.01)		(.01)		(.01)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–	(1)
Total Distributions	(.04)		(.02)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.31%		2.34%		0.68%		0.72%		1.49%
Net Assets, End of Period (in thousands)	$176,188		$186,361		$224,084		$313,691		$447,313
Average Net Assets for the Period (in thousands)	$176,580		$198,231		$253,183		$388,077		$431,132
Ratio of Expenses to Average Net Assets(2)(3)	0.61	%(5)	0.61	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.22%		2.29%		0.66%		0.73%		1.48%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(4)  The ratio was 0.70% in 2006, 0.70% in 2005, 0.70% in 2004, 0.70% in 2003 and 0.70% in 2002 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.71% in 2006, 0.71% in 2005, 0.70% in 2004, 0.70% in 2003 and 0.70% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

56 Janus Bond & Money Market Funds October 31, 2006

For a share outstanding during each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Investor Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.02		.01		.01		.01
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–
Total from Investment Operations	.03		.02		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.03)		(.02)		(.01)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–	(1)	–	(1)	–
Total Distributions	(.03)		(.02)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.81%		1.63%		0.59%		0.64%		1.09%
Net Assets, End of Period (in thousands)	$76,295		$85,799		$107,386		$140,087		$187,272
Average Net Assets for the Period (in thousands)	$78,564		$96,230		$120,544		$173,152		$192,498
Ratio of Expenses to Average Net Assets(2)(3)	0.65	%(4)	0.62	%(4)	0.61	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.77%		1.60%		0.59%		0.65%		1.08%
For a share outstanding during each fiscal year ended October 31	Janus Money Market Fund
Institutional Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.05		.03		.01		.01		.02
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.05		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.05)		(.03)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.05)		(.03)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.82%		2.84%		1.17%		1.22%		1.96%
Net Assets, End of Period (in thousands)	$6,317,002		$3,638,018		$8,123,575		$9,141,167		$10,541,200
Average Net Assets for the Period (in thousands)	$4,785,018		$5,028,377		$7,453,480		$10,403,767		$12,632,647
Ratio of Expenses to Average Net Assets(2)(3)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.79%		2.65%		1.17%		1.21%		1.95%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(4)  The ratio was 0.75% in 2006, 0.72% in 2005, 0.71% in 2004, 0.70% in 2003 and 0.70% in 2002 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.35% in 2006, 0.35% in 2005, 0.35% in 2004, 0.35% in 2003 and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 57

Financial Highlights - Money Market Funds (continued)

For a share outstanding during each fiscal year ended October 31	Janus Government Money Market Fund
Institutional Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.05		.03		.01		.01		.02
Net gains/(losses) on securities	–		–	(1)	–	(1)	–		–	(1)
Total from Investment Operations	.05		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.05)		(.03)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–	(1)
Total Distributions	(.05)		(.03)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.78%		2.81%		1.13%		1.18%		1.95%
Net Assets, End of Period (in thousands)	$536,062		$517,650		$384,769		$775,826		$1,274,650
Average Net Assets for the Period (in thousands)	$645,831		$539,553		$610,052		$1,136,909		$1,250,675
Ratio of Expenses to Average Net Assets(2)(3)	0.16	%(4)	0.16	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.75%		2.74%		1.12%		1.17%		1.90%
For a share outstanding during each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Institutional Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.02		.01		.01		.02
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–
Total from Investment Operations	.03		.02		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.03)		(.02)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–		–		–	(1)	–	(1)	–
Total Distributions	(.03)		(.02)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	3.24%		2.06%		1.01%		1.07%		1.51%
Net Assets, End of Period (in thousands)	$7,934		$2,001		$49,385		$73,039		$105,009
Average Net Assets for the Period (in thousands)	$4,013		$43,135		$61,801		$101,230		$109,354
Ratio of Expenses to Average Net Assets(2)(3)	0.22	%(5)	0.20	%(5)	0.19	%(5)	0.18	%(5)	0.18	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.28%		1.97%		1.01%		1.07%		1.51%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(4)  The ratio was 0.36% in 2006, 0.36% in 2005, 0.35% in 2004, 0.35% in 2003 and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.39% in 2006, 0.37% in 2005, 0.36% in 2004, 0.35% in 2003 and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

58 Janus Bond & Money Market Funds October 31, 2006

For a share outstanding during each fiscal year ended October 31	Janus Money Market Fund
Service Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.04		.03		.01		.01		.02
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.04		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.04)		(.03)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.04)		(.03)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.56%		2.58%		0.92%		0.96%		1.70%
Net Assets, End of Period (in thousands)	$34,407		$26,849		$25,731		$60,326		$98,643
Average Net Assets for the Period (in thousands)	$26,778		$22,738		$36,421		$68,106		$80,774
Ratio of Expenses to Average Net Assets(2)(3)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.48%		2.59%		0.88%		0.95%		1.71%
For a share outstanding during each fiscal year ended October 31	Janus Government Money Market Fund
Service Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.04		.03		.01		.01		.02
Net gains/(losses) on securities	–		–	(1)	–	(1)	–		–	(1)
Total from Investment Operations	.04		.03		.01		.01		.02
Less Distributions:
Dividends (from net investment income)*	(.04)		(.03)		(.01)		(.01)		(.02)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–	(1)
Total Distributions	(.04)		(.03)		(.01)		(.01)		(.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.52%		2.55%		0.88%		0.92%		1.69%
Net Assets, End of Period (in thousands)	$165,479		$129,083		$142,856		$190,913		$173,292
Average Net Assets for the Period (in thousands)	$143,637		$140,016		$164,773		$189,811		$118,192
Ratio of Expenses to Average Net Assets(2)(3)	0.41	%(5)	0.41	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.44%		2.49%		0.87%		0.91%		1.64%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(4)  The ratio was 0.60% in 2006, 0.60% in 2005, 0.60% in 2004, 0.60% in 2003 and 0.60% in 2002 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.61% in 2006, 0.61% in 2005, 0.60% in 2004, 0.60% in 2003 and 0.60% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds October 31, 2006 59

Financial Highlights - Money Market Funds (continued)

For a share outstanding during each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Service Shares	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.02		.01		.01		.01
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–
Total from Investment Operations	.03		.02		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.03)		(.02)		(.01)		(.01)		(.01)
Distributions (from capital gains)*	–		–		–	(1)	–	(1)	–
Total Distributions	(.03)		(.02)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	2.99%		1.80%		0.76%		0.81%		1.27%
Net Assets, End of Period (in thousands)	$10		$10		$398		$91		$663
Average Net Assets for the Period (in thousands)	$10		$185		$124		$233		$192
Ratio of Expenses to Average Net Assets(2)(3)	0.47	%(4)	0.46	%(4)	0.44	%(4)	0.43	%(4)	0.43	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.95%		1.46%		0.88%		0.89%		1.21%

*See Note 4 in Notes to Financial Statements.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year ended 2006, 2005 and 2004.

(4)  The ratio was 0.64% in 2006, 0.63% in 2005, 0.61% in 2004, 0.60% in 2003 and 0.60% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

60 Janus Bond & Money Market Funds October 31, 2006

Notes to Schedules of Investments

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit 1-3 Year Index	The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Lehman Brothers Municipal Bond Index	The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds, 60% of which are revenue bonds and 40% of which are state government obligations.

Lipper General Municipal Debt Funds	Funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

ETD	Euro Time Deposit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

WI	When-Issued Securities

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Flexible Bond Fund with accrued interest in the amount of $170,000 that was written-off December 10, 2001.

  ##  Security is a defaulted security in Janus Flexible Bond Fund with accrued interest in the amount of $110,000 that was written-off December 10, 2001.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of October 31, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Janus Bond & Money Market Funds October 31, 2006 61

Notes to Schedules of Investments (continued)

ºº  Schedule of Fair Valued Securities (as of October 31, 2006)

	Value	Value as a % of Net Assets
Janus Flexible Bond Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	–	0.0%
	$–	0.0%
Janus High-Yield Fund
Progressive Gaming Corp. - expires 10/22/08	$438,646	0.1%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Flexible Bond Fund
Americo Life, Inc., 7.875%, notes, due 5/1/13 (144A)	4/25/03 - 10/5/06	$1,342,577	$1,351,256	0.2%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	4/17/98	458,575	–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	237,380	–	0.0%
Liberty Mutual Group, 7.50%, bonds, due 8/15/36 (144A)	8/10/06 - 9/12/06	2,134,622	2,363,561	0.3%
NXP BV, 7.875%, secured notes, due 10/15/14 (144A)	10/5/06	1,500,000	1,522,500	0.2%
NXP BV, 9.50%, senior notes, due 10/15/15 (144A)	10/5/06	1,491,000	1,504,046	0.2%
		$7,164,154	$6,741,363	0.9%
Janus High-Yield Fund
Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	12/13/05 - 9/13/06	$3,732,577	$3,722,315	0.7%
Cricket Communications, Inc., 9.375%
senior notes, due 11/1/14 (144A)	10/18/06 - 10/24/06	2,817,500	2,855,999	0.6%
HydroChem Industrial Services, Inc., 9.25%, senior subordinated notes, due 2/15/13 (144A)	6/2/05 -3/28/06	1,313,696	1,348,808	0.3%
Libbey Glass, Inc., 12.43563%, senior notes, due 6/1/11 (144A)	6/9/06	1,347,500	1,457,500	0.3%
NXP BV, 7.875%, secured notes, due 10/15/14 (144A)	10/5/06	500,000	507,500	0.1%
NXP BV, 9.50%, senior notes, due 10/15/15 (144A)	10/5/06	1,025,000	1,033,969	0.2%
Spansion LLC, 11.25%, senior notes, due 1/15/16 (144A)	6/6/06 - 9/13/06	4,023,260	3,579,680	0.7%
Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)	9/13/06	1,574,000	1,568,000	0.3%
Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes, due 3/18/12 (144A)	3/10/05	1,000,000	865,000	0.2%
Travelport, Inc., 11.875%, senior subordinated notes, due 9/1/16 (144A)	10/5/06	691,250	689,500	0.1%
		$18,024,783	$17,628,271	3.5%
Janus Money Market Fund
Ares VII CLO, Ltd., Class A-1A, 5.54938%, 5/8/15 (144A)	4/23/03	$75,000,000	$75,000,000	1.0%
Banco Santander Totta SA, 5.32%, 7/16/11 (144A)	6/15/06	50,000,000	50,000,000	0.6%
Cornerstone Funding Corp. I, Series 2003C, 5.40%, 4/1/13 (144A)	3/13/03	9,608,000	9,608,000	0.1%
Dekabank Deutsche Girozentrale, 5.39438%, 11/19/15 (144A)	4/19/06	20,000,000	20,000,000	0.3%
Park Place Securities Trust, 2004-MM1 AM5, 5.35%, 2/25/35 (144A)	5/24/06	18,862,102	18,862,102	0.2%
Patrick Schaumburg Automobiles, Inc., 5.32%, 7/1/08 (144A)	9/17/04	13,500,000	13,500,000	0.2%
Sedna Finance, Inc., 5.60%, 6/20/07 (144A)	6/15/06	50,000,000	50,000,000	0.6%
		$236,970,102	$236,970,102	3.0%

The Funds have registration rights for certain restricted securities held as of October 31, 2006. The issuer incurs all registration costs.

62 Janus Bond & Money Market Funds October 31, 2006

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of October 31, 2006 are noted below.

Fund	Aggregate Value
Janus Federal Tax-Exempt Fund	$7,261,162
Janus Flexible Bond Fund	7,537,090
Janus Short-Term Bond Fund	1,909,440

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2006.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Bond & Money Market Funds October 31, 2006 63

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually a "Fund") are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-one funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each of the Bond Funds in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

The Money Market Funds offer three classes of shares: "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

Janus Capital Management LLC ("Janus Capital") invested $10,000 of seed capital in Janus Tax-Exempt Money Market Fund – Service Shares on June 10, 2005.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of new assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

64 Janus Bond & Money Market Funds October 31, 2006

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of October 31, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at October 31, 2006
Janus Flexible Bond Fund	$69,010,628
Janus High-Yield Fund	119,454,876
Janus Short-Term Bond Fund	43,772,503

As of October 31, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at October 31, 2006
Janus Flexible Bond Fund	$70,402,509
Janus High-Yield Fund	121,923,067
Janus Short-Term Bond Fund	44,667,343

As of October 31, 2006, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the fiscal year ended October 31, 2006, there were no securities lending arrangements for Janus Federal Tax-Exempt Fund or the Money Market Funds.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2006, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. As of October 31, 2006, the Funds were not invested in Short Sales.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated

Janus Bond & Money Market Funds October 31, 2006 65

Notes to Financial Statements (continued)

rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

Mortgage Dollar Rolls

The Bond Funds may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the fiscal year ended October 31, 2006, Janus Flexible Bond Fund recorded interest income of $50,131 related to such mortgage dollar roll transactions.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding during the fiscal year ended October 31, 2006 was $2,117,665 for Janus Flexible Bond Fund, which was the only Fund to participate during the period. At October 31, 2006, the Bond Funds were not invested in dollar rolls.

Bank Loans

The Bond Funds may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements during the fiscal year ended October 31, 2006 are noted in the table below.

Fund	Average Monthly Value	Rates
Janus Flexible Bond Fund	$11,073,956	4.92% - 9.75%
Janus High-Yield Fund	14,452,360	.5000% - 11.48875%
Janus Short-Term Bond Fund	5,110,477	5.510% - 10.24313%

66 Janus Bond & Money Market Funds October 31, 2006

Securities Traded on a To-Be-Announced Basis

The Bond Funds may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2006, the Bond Funds were not invested in TBA securities.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2006, Janus Federal Tax-Exempt Fund was invested in when-issued securities.

Foreign Currency Translation

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. As of October 31, 2006, the Funds were not invested in equity-linked structured notes.

Initial Public Offerings

The Bond Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk

Janus High-Yield Fund, Janus Flexible Bond Fund and Janus Short-Term Bond Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts

Janus Bond & Money Market Funds October 31, 2006 67

Notes to Financial Statements (continued)

of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on each Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on each Fund's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Bond Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below.

Fund	Average Daily Net Assets of Fund	Management Fee %
Janus Federal Tax-Exempt Fund	First $300 Million Over $300 Million	0.50% 0.45%
Janus Flexible Bond Fund	First $300 Million Over $300 Million	0.58% 0.48%
Janus High-Yield Fund	First $300 Million Over $300 Million	0.65% 0.55%
Janus Short-Term Bond Fund	First $300 Million Over $300 Million	0.64% 0.54%

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit Fee %
Janus Federal Tax-Exempt Fund	0.55%
Janus Flexible Bond Fund	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

Each of the Money Market Funds pays Janus Capital 0.20% of its average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, each class of shares of each of the Money Market Funds pays Janus Capital an administrative services fee. This fee is 0.50%, 0.15%, and 0.40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Effective April 1, 2002, Janus Capital has agreed to reduce the administrative services fee to 0.08% and 0.33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund until March 2007. Additionally, the administrative services fee was reduced to 0.05% and 0.30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund effective April 1, 2002 until March 2007. For the Service Shares of each of the Money Market Funds, a portion of the administrative services fee, designated separately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. Each of the Money Market Funds pay those expenses not assumed by Janus

68 Janus Bond & Money Market Funds October 31, 2006

Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus High-Yield Fund were $110,420 for the fiscal year ended October 31, 2006.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Bond Fund's total net assets sold directly and the proportion of each Bond Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account from each Bond Fund for transfer agent services.

During the fiscal year ended October 31, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Janus Flexible Bond Fund	$3,786
Janus High-Yield Fund	798
Janus Short-Term Bond Fund	727

During the fiscal year ended October 31, 2006, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Funds
Janus High-Yield Fund	$6

For the fiscal year ended October 31, 2006, Janus Capital assumed $22,832 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the fiscal year ended October 31, 2006.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. Total compensation of $116,048 was paid by the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Bond Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Bond & Money Market Funds October 31, 2006 69

Notes to Financial Statements (continued)

Other Funds managed by Janus Capital may invest in the Money Market Funds. During the fiscal year ended October 31, 2006, the following funds recorded distributions from affiliated investment companies as affiliated dividend income, and the had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 10/31/06
Janus Government Money Market Fund
Janus Flexible Bond Fund	$5,232,351	$5,232,351	$1,209	$–
Janus High-Yield Fund	9,910,896	9,910,896	16,528	–
Janus Short-Term Bond Fund	2,387,034	2,387,034	385	–
	$17,530,281	$17,530,281	$18,122	$–
Janus Institutional Cash Reserves Fund
Janus Flexible Bond Fund	$59,100,398	$55,496,398	$32,930	$3,604,000
Janus High-Yield Fund	50,251,460	44,149,482	138,481	6,101,978
Janus Short-Term Bond Fund	27,347,693	25,401,693	74,147	1,946,000
	$136,699,551	$125,047,573	$245,558	$11,651,978
Janus Money Market Fund
Janus Flexible Bond Fund	$41,639,641	$37,905,641	$44,747	$3,734,000
Janus High-Yield Fund	29,125,990	17,941,623	181,368	11,184,367
Janus Short-Term Bond Fund	15,026,171	10,942,273	75,486	4,083,898
	$85,791,802	$66,789,537	$301,601	$19,002,265
	Subscriptions	Redemptions	Dividend Paid	Value at 10/31/06
Janus Government Money Market Fund
Growth
Janus Fund	$92,474,169	$92,474,169	$75,836	$–
Janus Enterprise Fund	8,743,031	8,743,031	6,004	–
Janus Mercury Fund	77,025,615	77,025,615	79,379	–
Janus Orion Fund	23,444,836	23,444,836	40,738	–
Janus Triton Fund	1,241,298	1,241,298	386	–
Janus Twenty Fund	528,155,504	528,155,504	2,977,828	–
Janus Venture Fund	3,293,075	3,293,075	1,560	–
Specialty Growth
Janus Global Life Sciences Fund	50,747,726	50,747,726	43,510	–
Janus Global Technology Fund	10,201,695	10,201,695	6,095	–
Core
Janus Balanced Fund	23,717,850	23,717,850	20,686	–
Janus Contrarian Fund	9,204,340	9,204,340	4,542	–
Janus Fundamental Equity Fund(1)	18,890,024	18,890,024	16,692	–
Janus Growth and Income Fund	92,162,005	92,162,005	152,124	–
Janus Research Fund	1,669,292	1,669,292	1,142	–
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	3,308,513	3,308,513	5,844	–
Value
Janus Mid Cap Value Fund	139,606,391	239,606,391	1,929,517	–
Janus Small Cap Value Fund	42,242,308	67,242,308	588,707	–
International & Global
Janus Global Opportunities Fund	374,421	374,421	77	–
Janus Overseas Fund	19,244,311	19,244,311	5,771	–
Janus Worldwide Fund	15,963,039	15,963,039	6,222	–
Bond
Janus Flexible Bond Fund	5,232,351	5,232,351	1,209	–
Janus High-Yield Fund	9,910,896	9,910,896	16,528	–
Janus Short-Term Bond Fund	2,387,034	2,387,034	385	–
	$1,179,239,724	$1,304,239,724	$5,980,782	$–

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Fund.

70 Janus Bond & Money Market Funds October 31, 2006

	Subscriptions	Redemptions	Dividend Paid	Value at 10/31/06
Janus Money Market Fund
Growth
Janus Fund	$933,178,108	$954,284,503	$4,082,194	$78,893,605
Janus Enterprise Fund	60,547,254	52,351,970	383,120	8,195,284
Janus Mercury Fund	359,149,445	359,149,445	549,481	–
Janus Orion Fund	73,403,294	54,811,393	287,659	18,591,901
Janus Triton Fund	3,717,761	2,965,761	3,252	752,000
Janus Twenty Fund	1,490,924,181	1,318,243,165	13,738,968	222,681,016
Janus Venture Fund	18,356,007	18,356,007	10,656	–
Specialty Growth
Janus Global Life Sciences Fund	32,561,548	32,561,548	24,962	–
Janus Global Technology Fund	42,545,344	21,829,114	260,057	20,716,230
Core
Janus Balanced Fund	78,725,501	71,484,043	222,366	7,241,458
Janus Contrarian Fund	96,523,899	83,492,172	146,527	13,031,727
Janus Fundamental Equity Fund(1)	19,420,307	13,072,807	93,128	6,347,500
Janus Growth and Income Fund	205,312,324	205,312,324	321,276	–
Janus Research Fund	6,271,827	6,113,888	22,629	157,939
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	16,561,519	5,144,000	142,022	11,417,519
Value
Janus Mid Cap Value Fund	1,095,266,679	1,018,087,000	8,609,672	277,179,679
Janus Small Cap Value Fund	224,256,562	240,908,692	3,076,255	83,347,870
International & Global
Janus Global Opportunities Fund	2,025,143	2,025,143	8,452	–
Janus Overseas Fund	169,390,003	124,177,834	366,054	45,212,169
Janus Worldwide Fund	87,848,512	87,848,512	172,730	–
Bond
Janus Flexible Bond Fund	41,639,641	37,905,641	44,747	3,734,000
Janus High-Yield Fund	29,125,990	17,941,623	181,368	11,184,367
Janus Short-Term Bond Fund	15,026,171	10,942,273	75,486	4,083,898
	$5,101,777,020	$4,739,008,858	$32,823,061	$812,768,162

(1) Formerly named Janus Core Equity Fund.

(2) Formerly named Janus Risk-Managed Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Federal Tax-Exempt Fund	$115,028,270	$130,881,067	$–	$–
Janus Flexible Bond Fund	471,871,243	378,908,872	704,239,478	916,719,665
Janus High-Yield Fund	557,153,440	578,537,833	–	–
Janus Short-Term Bond Fund	82,175,722	98,984,743	127,588,741	144,887,257

Janus Bond & Money Market Funds October 31, 2006 71

Notes to Financial Statements (continued)

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of futures and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Ordinary Income	Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Federal Tax-Exempt Fund	$(1,445)	$–	$(3,192,942)	$–	$1,054,653
Janus Flexible Bond Fund	952,671	–	(22,321,238)	206	(335,750)
Janus High-Yield Fund	223,724	–	(26,150,148)	–	6,045,331
Janus Short-Term Bond Fund	20,247	–	(2,534,585)	–	(665,305)
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	(20,590)	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2006

Fund	October 31, 2008	October 31, 2010	October 31, 2012	October 31, 2013	October 31, 2014	Accumulated Capital Losses
Janus Federal Tax- Exempt Fund	$(2,127,380)	$–	$–	$–	$(1,065,562)	$(3,192,942)
Janus Flexible Bond Fund	–	(7,014,730)	–	–	(15,306,508)	(22,321,238)
Janus High-Yield Fund	–	(26,150,148)	–	–	–	(26,150,148)
Janus Short-Term Bond Fund	–	–	(681,569)	–	(1,853,016)	(2,534,585)
Janus Money Market Fund	–	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	–	(12,220)	(8,370)	(20,590)

During the year ended October 31, 2006, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Janus High-Yield Fund	$368,401

72 Janus Bond & Money Market Funds October 31, 2006

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2006 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Federal Tax-Exempt Fund	$97,758,403	$1,143,774	$(89,121)
Janus Flexible Bond Fund	836,777,150	7,142,920	(7,478,670)
Janus High-Yield Fund	619,851,988	10,652,715	(4,607,384)
Janus Short-Term Bond Fund	221,317,364	215,996	(881,301)
Janus Money Market Fund	7,747,838,401	–	–
Janus Government Money Market Fund	879,200,898	–	–
Janus Tax-Exempt Money Market Fund	83,935,110	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended October 31, 2006	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Federal Tax-Exempt Fund	$4,063,079	$–	$–	$–
Janus Flexible Bond Fund	37,948,488	–	–	–
Janus High-Yield Fund	36,156,550	–	–	–
Janus Short-Term Bond Fund	6,648,977	–	–	–
Janus Money Market Fund	289,288,117	–	–	–
Janus Government Money Market Fund	44,525,492	–	–	–
Janus Tax-Exempt Money Market Fund	2,307,718	–	–	–
For the fiscal year ended October 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Federal Tax-Exempt Fund	$4,439,457	$–	$–	$–
Janus Flexible Bond Fund(1)	44,123,877	–	–	–
Janus High-Yield Fund	36,483,075	–	–	–
Janus Short-Term Bond Fund	7,009,174	159,601	–	–
Janus Money Market Fund	167,873,585	–	–	–
Janus Government Money Market Fund	22,820,875	–	–	–
Janus Tax-Exempt Money Market Fund	2,393,317	–	–	–

5. CAPITAL SHARES TRANSACTIONS

For each fiscal year ended October 31 (all numbers in thousands)	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
Bond Funds	2006	2005	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	1,741	2,001	10,779	11,790	12,957	17,160	12,298	13,783
Reinvested dividends and distributions	495	548	3,691	4,193	3,373	3,379	2,232	2,374
Shares repurchased	(4,467)	(4,996)	(32,466)	(35,436)	(18,750)	(21,915)	(23,906)	(38,083)
Net Increase/(Decrease) in Capital Share Transactions	(2,231)	(2,447)	(17,996)	(19,453)	(2,420)	(1,376)	(9,376)	(21,926)
Shares Outstanding, Beginning of Period	16,138	18,585	99,378	118,831	55,193	56,569	70,214	92,140
Shares Outstanding, End of Period	13,907	16,138	81,382	99,378	52,773	55,193	60,838	70,214

Janus Bond & Money Market Funds October 31, 2006 73

Notes to Financial Statements (continued)

For each fiscal year ended October 31 (all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
Money Market Funds	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares – Investor Shares
Shares sold	991,952	816,550	73,414	72,199	45,857	47,929
Reinvested dividends and distributions	57,566	33,426	7,318	4,447	2,120	1,503
Shares repurchased	(997,589)	(1,077,784)	(90,905)	(114,369)	(57,474)	(71,010)
Net Increase/(Decrease) in Capital Share Transactions	51,929	(227,808)	(10,173)	(37,723)	(9,497)	(21,578)
Shares Outstanding, Beginning of Period	1,360,996	1,588,804	186,361	224,084	85,808	107,386
Shares Outstanding, End of Period	1,412,925	1,360,996	176,188	186,361	76,311	85,808
Transactions in Fund Shares – Institutional Shares
Shares sold	38,462,494	31,608,314	6,103,342	5,039,102	76,977	61,356
Reinvested dividends and distributions	89,719	55,423	11,032	4,378	92	820
Shares repurchased	(35,873,238)	(36,149,294)	(6,095,962)	(4,910,599)	(71,135)	(109,557)
Net Increase/(Decrease) in Capital Share Transactions	2,678,975	(4,485,557)	18,412	132,881	5,934	(47,381)
Shares Outstanding, Beginning of Period	3,638,018	8,123,575	517,650	384,769	2,004	49,385
Shares Outstanding, End of Period	6,316,993	3,638,018	536,062	517,650	7,938	2,004
Transactions in Fund Shares – Service Shares
Shares sold	55,553	67,542	758,324	725,906	–	10
Reinvested dividends and distributions	424	260	2,391	1,037	–	3
Shares repurchased	(48,419)	(66,684)	(724,319)	(740,716)	–	(401)
Net Increase/(Decrease) in Capital Share Transactions	7,558	1,118	36,396	(13,773)	–	(388)
Shares Outstanding, Beginning of Period	26,849	25,731	129,083	142,856	10	398
Shares Outstanding, End of Period	34,407	26,849	165,479	129,083	10	10

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. Motions to dismiss the two actions brought

74 Janus Bond & Money Market Funds October 31, 2006

by JCGI shareholders (actions (iv) and (v) described above) are fully briefed and pending before the district court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations. The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U. S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Bond & Money Market Funds October 31, 2006 75

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 11, 2006

76 Janus Bond & Money Market Funds October 31, 2006

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance unanimously approved the continuation of the investment advisory agreement for each Fund (except Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, and Janus Worldwide Fund, whose advisory agreements were for current terms through February 1, 2007), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Stock Fund, whose subadvisory agreement had been recently approved by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of

Janus Bond & Money Market Funds October 31, 2006 77

Additional Information (unaudited) (continued)

Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets,

78 Janus Bond & Money Market Funds October 31, 2006

without any breakpoints, the management fee paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements and subadvisory agreements were in the best interest of the respective Funds and their shareholders.
Janus Bond & Money Market Funds October 31, 2006 79

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

80 Janus Bond & Money Market Funds October 31, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to certain Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond & Money Market Funds October 31, 2006 81

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended October 31, 2006:

Tax-Exempt Interest Distribution Percentage

Fund
Janus Federal Tax-Exempt Fund	100%
Janus Tax-Exempt Money Market Fund	100%

82 Janus Bond & Money Market Funds October 31, 2006

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 68 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	68	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	68		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private investor. Formerly, Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	68		Director of the F.B. Heron Foundation (a private grantmaking foundation)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	68		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (industrial distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

* Mr. Mullen also serves as director of Janus Capital Funds Plc consisting of 22 funds. Including Janus Capital Funds and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

Janus Bond & Money Market Funds October 31, 2006 83

Trustees and Officers (continued) (unaudited)

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	68	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	68	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	68	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett Worldwide (advertising agency) (2001-2005).	68	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 69	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation.	68	N/A

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

84 Janus Bond & Money Market Funds October 31, 2006

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeanine Morroni 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund	9/03-Present	Formerly, Assistant Portfolio Manager (1999-2003) for Janus Government Money Market Fund.

Douglas E. Nelson 151 Detroit Street Denver, CO 80206 Age 47	Executive Vice President and Portfolio Manager Janus Federal Tax-Exempt Fund	2/05-Present	Formerly, Vice President of Public Finance (2003-2005) for George K Baum & Co.; and Credit Analyst and Assistant Vice President (1996-2003) for Delaware Management.

Sharon S. Pichler 151 Detroit Street Denver, CO 80206 Age 57	Executive Vice President and Portfolio Manager Janus Tax-Exempt Money Market Fund and Co-Portfolio Manager Janus Money Market Fund	12/94-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Janus High-Yield Fund and Janus Short-Term Bond Fund	7/03-Present	Vice President of Janus Capital and Portfolio Manager for other Janus Accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation.

Ronald V. Speaker 151 Detroit Street Denver, CO 80206 Age 42	Executive Vice President and Portfolio Manager Janus Flexible Bond Fund	7/92-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 45	Executive Vice President and Co-Portfolio Manager Janus Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund	2/04-Present 2/99-Present	Vice President of Janus Capital and Portfolio Manager or Co-Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC, and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	General Counsel President and Chief Executive Officer	4/04-Present 1/06-Present	President of Janus Services LLC; Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Bond & Money Market Funds October 31, 2006 85

Trustees and Officers (continued) (unaudited)

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for Oppenheimer Funds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

86 Janus Bond & Money Market Funds October 31, 2006

Notes

Janus Bond & Money Market Funds October 31, 2006 87

Notes

88 Janus Bond & Money Market Funds October 31, 2006

Notes

Janus Bond & Money Market Funds October 31, 2006 89

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/06)

C-1206-3  111-02-102 12-06

2006 Annual Report

Janus Institutional Cash Reserves Fund

Schedule of Investments	3

Statement of Assets and Liabilities	5

Statement of Operations	6

Statements of Changes in Net Assets	7

Financial Highlights	8

Notes to Schedule of Investments	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	15

Additional Information	16

Explanations of Charts, Tables and Financial Statements	19

Trustees and Officers	21

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-1068 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Useful Information About Your Fund Report

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund's Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in the example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive one-half of its advisory fee for the Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund's prospectus.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the prospectus. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Institutional Cash Reserves Fund October 31, 2006 1

Janus Institutional Cash Reserves Fund (unaudited)

Portfolio Managers
Sharon Pichler
Eric Thorderson

Average Annual Total Returns For the Periods Ended October 31, 2006
1 Year	4.82%
Since Inception (May 15, 2002)	2.46%
Seven-Day Current Yield
With Reimbursement	5.21%
Without Reimbursement	5.04%

Data presented represents past performance, which is no guarantee of future results. Call 800.525.1068 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Total return includes reinvestment of dividends and distributions.

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of Janus Institutional Cash Reserves Fund than the total return.

Janus Capital Management LLC agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Without such waivers, the Fund's yields and total returns would have been lower.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,016.70	$0.97
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97

*Expenses are equal to the annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

2 Janus Institutional Cash Reserves Fund October 31, 2006

Janus Institutional Cash Reserves Fund

Schedule of Investments

As of October 31, 2006

Principal Amount		Value
Certificates of Deposit - 19.1%
$20,000,000	HSH Nordbank A.G., New York 5.4275%, 11/6/06	$20,000,129
20,000,000	Mitsubishi Trust and Bank 5.38%, 12/22/06	20,000,000
	Natexis Banques Populaires, New York:
10,000,000	4.73%, 11/22/06	10,000,000
20,000,000	5.36%, 12/15/06	20,000,000
10,000,000	5.00%, 2/5/07	10,000,000
20,000,000	5.13%, 2/27/07	20,000,000
20,000,000	Norinchunkin Bank, New York 5.44%, 2/16/07	20,000,000
20,000,000	Regions Bank, Alabama 5.36%, 12/15/06	20,000,000
	Shinkin Central Bank, New York:
15,000,000	5.34%, 11/13/06	15,000,000
8,000,000	5.38%, 12/18/06	8,000,000
20,000,000	Skandinaviska Enskilda Bank, New York 5.27%, 4/11/07	20,000,429
15,000,000	Societe Generale, New York 5.45%, 6/4/07	15,000,000
45,000,000	Swedbank, New York 4.79%, 12/6/06	44,999,999
10,000,000	Unicredito Italiano Bank of Ireland, New York 5.395%, 3/14/07	10,000,360
Total Certificates of Deposit (cost $253,000,917)		253,000,917
Commercial Paper - 20.7%
10,000,000	Aquinas Funding LLC 5.46%, 12/27/06 (Section 4(2))	9,915,067
13,500,000	Check Point Charlie, Inc. 5.245%, 3/5/07 (Section 4(2))	13,256,108
	Davis Square Funding III Corp.:
28,000,000	5.32%, 11/7/06 (Section 4(2))	27,975,173
20,000,000	5.32%, 11/13/06 (Section 4(2))	19,964,533
20,000,000	5.30%, 12/11/06 (Section 4(2))	19,882,222
	Davis Square Funding IV Corp.:
20,000,000	5.31%, 11/16/06 (Section 4(2))	19,955,750
20,000,000	5.30%, 12/14/06 (Section 4(2))§	19,873,389
20,000,000	G Street Finance Corp. 5.32%, 11/14/06 (Section 4(2))	19,961,578
9,500,000	Gotham Funding Corp. 5.295%, 11/8/06 (Section 4(2))	9,490,219
	Manhattan Asset Funding Company LLC:
20,000,000	5.30%, 11/14/06 (Section 4(2))	19,961,722
20,000,000	5.28%, 12/6/06 (Section 4(2))	19,897,333
10,000,000	Medical Building Funding IV, Series 2002 5.47%, 11/20/06	9,971,131
24,500,000	PB Finance (Delaware), Inc. 5.29%, 11/16/06	24,445,998
30,000,000	Sedna Finance, Inc. 5.28%, 11/27/06 (Section 4(2))	29,885,600
10,000,000	Stanfield Victoria LLC 5.28%, 12/1/06 (144A)	9,956,000
Total Commercial Paper (cost $274,391,823)		274,391,823
Floating Rate Notes - 20.9%
25,000,000	Ares VII CLO, Ltd., Class A-1A 5.54938%, 5/8/15 (144A)§	25,000,000
35,000,000	EMC Mortgage Corp. (same day put) 5.4325%, 5/8/26	35,000,000

Principal Amount		Value
Floating Rate Notes (continued)
$30,000,000	Harrier Finance Funding LLC 5.28%, 12/15/06 (144A)	$29,998,557
45,000,000	Lehman Brothers, Inc. (90 day put) 5.4625%, 4/5/27	45,000,000
3,772,420	Park Place Securities Trust, 2004-MM1 AM5 5.35%, 2/25/35 (144A)§	3,772,420
20,000,000	Putnam Structured Product Funding 2003-1 LLC, Class A-15, 5.34% 10/15/38 (144A)	20,000,000
	Sumitomo Trust and Bank:
15,000,000	5.32%, 11/13/06	15,000,000
15,000,000	5.32%, 11/20/06	15,000,000
35,000,000	5.32%, 12/21/06	35,000,000
15,000,000	5.32125%, 1/5/07	15,000,000
37,000,000	Whistlejacket Capital, Ltd. 5.2775%, 11/27/06 (144A)	36,998,892
Total Floating Rate Notes (cost $275,769,869)		275,769,869
Repurchase Agreements - 12.6%
15,000,000	Countrywide Securities Corp., 5.40% dated 10/31/06, maturing 11/1/06 to be repurchased at $15,002,250 collateralized by $15,162,582 in U.S. Government Agencies 6.00%, 11/1/36 with a value of $15,300,000 (cost $15,000,000)	15,000,000
35,000,000	Credit Suisse First Boston LLC, 5.3925% dated 10/31/06, maturing 11/1/06 to be repurchased at $35,005,243 collateralized by $34,550,000 in Corporate Notes 5.57% - 22%, 7/1/06 - 3/1/26 $10,000,000 in Medium-Term Notes 5.34%, 8/10/07 with respective values of $26,752,155 and $9,999,100 (cost $35,000,000)	35,000,000
30,000,000	Dresdner Kleinwort Wasserstein Securities LLC, 5.3625% dated 10/31/06, maturing 11/1/06 to be repurchased at $30,004,469 collateralized by $670,547,240 in Collateralized Mortgage Obligations 1.00%, 2/19/45 - 3/19/45 $32,605,000 in Corporate Notes 0%-6.07%, 7/5/09 - 3/22/38 with respective values of $4,276,568 and $26,327,526 (cost $30,000,000)	30,000,000
38,000,000	Merrill Lynch, Pierce, Fenner & Smith, 5.4825% dated 10/31/06, maturing 11/1/06 to be repurchased at $38,005,787 collateralized by $56,479,010 in Corporate Notes 0% - 14.37%, 11/15/06 - 2/19/49 $4,000,000 in Medium Term Notes 9.96%, 5/2/11; with respective values of $34,646,493 and $4,116,987 (cost $38,000,000)	38,000,000

See Notes to Schedule of Investments and Financial Statements.

Janus Institutional Cash Reserves Fund October 31, 2006 3

Janus Institutional Cash Reserves Fund

Schedule of Investments

As of October 31, 2006

Principal Amount		Value
Repurchase Agreements (continued)
$49,000,000	UBS Financial Services, Inc., 5.3225% dated 10/31/06, maturing 11/1/06 to be repurchased at $49,007,245 collateralized by $336,719,248 in U.S. Government Agencies 4.50% - 6.50%, 8/1/18 - 11/1/36 with a value of $49,980,095 (cost $49,000,000)	$49,000,000
Total Repurchase Agreements (cost $167,000,000)		167,000,000
Short-Term Corporate Notes - 6.0%
10,138,720	Ford Credit Auto Owner Trust Series 2006-B, A1 5.4048%, 9/15/07 (144A)	10,138,720
	K2 (USA) LLC:
19,000,000	5.43%, 5/29/07 (144A)	19,000,000
20,000,000	5.53%, 8/15/07 (144A)	20,000,000
15,000,000	Sedna Finance, Inc. 5.60%, 6/20/07 (144A)§	15,000,000
15,000,000	Stanfield Victoria LLC 5.505%, 6/12/07 (144A)	15,000,000
Total Short-Term Corporate Notes (cost $79,138,720)		79,138,720
Taxable Variable Rate Demand Notes - 17.7%
1,780,000	A.E. Realty LLC, Series 2003 5.32%, 10/1/23	1,780,000
16,045,000	Brooklyn Tabernacle 5.37%, 4/1/24	16,045,000
3,696,000	Campus Research Corp. 5.52%, 6/1/13	3,696,000
1,700,000	Capel, Inc. 5.32%, 9/1/09	1,700,000
4,350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC), Series A 5.37%, 7/1/35	4,350,000
6,000,000	Colorado Natural Gas, Inc., Series 2004 5.37%, 7/1/32	6,000,000
	Cornerstone Funding Corp. I:
3,220,000	Series 2003B, 5.40%, 2/26/23	3,220,000
9,676,000	Series 2004D, 5.50%, 1/1/25	9,676,000
13,029,000	Series 2003J, 5.40%, 1/1/29	13,029,000
5,345,000	Courtesy Realty LLC, Series 2002 5.40%, 12/1/17	5,345,000
7,935,000	Crozer-Keystone Health Systems 5.39%, 12/15/21	7,935,000
	Eagle County, Colorado Housing Facility Revenue (BC Housing LLC Project), Series A:
9,100,000	5.32% 6/1/27	9,100,000
8,000,000	5.37%, 5/1/39	8,000,000
9,610,000	Edison Chouest Offshore LLC 5.40%, 2/1/14	9,610,000
4,845,000	H.C. Equities L.P. 5.32%, 12/1/23	4,845,000
3,550,000	J.D. Parks and Lissa Parks, Series 2002 5.40%, 6/1/22	3,550,000
7,500,000	Jasper, Morgan, Newton and Walton Counties, Georgia Joint Development Authority Revenue (Industrial Park Project) 5.31%, 12/1/20	7,500,000

Principal Amount		Value
Taxable Variable Rate Demand Notes (continued)
$4,300,000	Lowell Family LLC 5.36%, 4/1/30	$4,300,000
8,245,000	Luxor Management Company 5.40%, 4/1/18	8,245,000
6,705,000	McElroy Metal Mill, Inc., Series 2003 5.40%, 7/1/18	6,705,000
10,040,000	Mississippi Business Finance Corp. 5.40%, 12/1/22	10,040,000
5,325,000	Montgomery, Alabama Downtown Redevelopment Authority Capital Improvement Revenue 5.32%, 11/1/18	5,325,000
4,100,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 5.42%, 9/1/14	4,100,000
2,075,000	New Jersey Economic Development Authority Revenue (Three Woodbury Project), Series B 5.65%, 5/1/31	2,075,000
3,965,000	Ohio Health Care Facility Revenue Bonds (United Church Homes, Inc. Project) Series 2002, 5.39%, 9/1/27	3,965,000
7,820,000	Orthopedic Institute of Ohio 5.43%, 12/1/11ß	7,820,000
3,255,000	Public Building Authority of Irondale, AL 5.32%, 10/2/35	3,255,000
13,300,000	Russell Lands, Inc., Series 2002 5.40%, 8/1/12	13,300,000
5,255,000	Springfield, Tennessee, Health and Educational Facilities Revenue Series A, 5.37%, 6/1/26	5,255,000
5,700,000	Stone-Lee Partners LLC 5.32%, 3/1/21	5,700,000
5,600,000	Tennessee Aluminum Processors, Inc. 5.33%, 5/1/14	5,600,000
4,095,000	Tim-Bar Corp., Series 1998 5.42%, 8/1/07	4,095,000
3,864,000	TOG Properties LLC 5.40%, 9/1/18	3,864,000
13,000,000	Village Green Finance Co. 5.32%, 11/1/22	13,000,000
2,150,000	Washington, Missouri Industrial Development Authority Industrial Revenue, (Pauwels Project) 5.68%, 12/1/19	2,150,000
9,410,000	West Park Apartments and Cedar Pines Apartments, Series 2002 5.32%, 9/1/22	9,410,000
Total Taxable Variable Rate Demand Notes (cost $233,585,000)		233,585,000
Time Deposit - 2.3%
30,300,000	Fortis Bank N.V., ETD 5.37%, 11/1/06 (cost $30,300,000)	30,300,000
Total Investments (total cost $1,313,186,329) – 99.3%		1,313,186,329
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		9,238,463
Net Assets – 100%		$1,322,424,792

See Notes to Schedule of Investments and Financial Statements.

4 Janus Institutional Cash Reserves Fund October 31, 2006

Statement of Assets and Liabilities

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Institutional Cash Reserves Fund
Assets:
Investments at amortized cost	$1,146,186
Repurchase agreements	$167,000
Cash	171
Receivables:
Fund shares sold	5
Interest	9,809
Total Assets	1,323,171
Liabilities:
Payables:
Dividends and distributions	478
Advisory fees	137
Administrative fees	109
Professional fees	14
Non-interested Trustees' fees and expenses	8
Total Liabilities	746
Net Assets	$1,322,425
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,322,616
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(191)
Total Net Assets	$1,322,425
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,322,616
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund October 31, 2006 5

Statement of Operations

For the fiscal year ended October 31, 2006 (all numbers in thousands)	Janus Institutional Cash Reserves Fund
Investment Income:
Interest	$101,457
Total Investment Income	101,457
Expenses:
Advisory fees	4,084
Professional fees	28
Non-interested Trustees' fees and expenses	84
Administrative service fees	3,063
Non-recurring costs (Note 2)	–
Cost assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	7,259
Less: Excess Expense Reimbursement	(3,471)
Net Expenses after Expense Reimbursement	3,788
Net Investment Income/(Loss)	97,669
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	21
Net Increase/(Decrease) in Net Assets Resulting from Operations	$97,690

See Notes to Financial Statements.

6 Janus Institutional Cash Reserves Fund October 31, 2006

Statements of Changes in Net Assets

For the fiscal year or period ended October 31	Janus Institutional Cash Reserves Fund
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$97,669	$41,280
Net realized gain/(loss) from investment transactions	21	(212)
Net Increase/(Decrease) in Net Assets Resulting from Operations	97,690	41,068
Dividends and Distributions to Shareholders:
Net investment income *	(97,669)	(41,280)
Net realized gain/(loss) from investment transactions*	–	–
Net Decrease from Dividends and Distributions	(97,669)	(41,280)
Capital Share Transactions:
Shares sold	14,180,285	10,077,313
Reinvested dividends and distributions	57,011	19,417
Shares repurchased	(14,437,902)	(10,446,726)
Net Increase/(Decrease) from Capital Share Transactions	(200,606)	(349,996)
Net Increase/(Decrease) in Net Assets	(200,585)	(350,208)
Net Assets:
Beginning of period	1,523,010	1,873,218
End of period	$1,322,425	$1,523,010

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund October 31, 2006 7

Financial Highlights

	Janus Institutional Cash Reserves Fund
For a share outstanding during each fiscal year ended October 31	2006		2005		2004		2003		2002(1)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.05		.03		.01		.01		.01
Net realized gain/(loss) on securities	–	(2)	–	(2)	–	(2)	–	(2)	–
Total from Investment Operations	.05		.03		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.05)		(.03)		(.01)		(.01)		(.01)
Distributions (from net capital gains)*	–		–	(2)	–	(2)	–	(2)	–
Total Distributions	(.05)		(.03)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	4.82%		2.84%		1.20%		1.27%		0.87%
Net Assets, End of Period (in thousands)	$1,322,425		$1,523,010		$1,873,218		$2,795,864		$1,792,158
Average Net Assets for the Period (in thousands)	$2,041,983		$1,494,573		$2,216,408		$2,495,376		$1,262,186
Ratio of Expenses to Average Net Assets(3)	0.19	%(4)	0.18	%(4)	0.18	%(4)	0.18	%(4)	0.18	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.78%		2.76%		1.18%		1.24%		1.86%

  *  See Note 3 in Notes to Financial Statements.

  (1)  Period May 15, 2002 (inception date) through October 31, 2002.

  (2)  Net realized gain/(loss) on securities and distributions (from net capital gains) aggregated less than a $.01 on a per share basis for the fiscal year ended.

  (3)  See "Explanations of Charts, Tables and Financial Statements."

  (4)  The ratio was 0.36% in 2006 and 0.35% in 2005, 2004, 2003 and 2002, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

8 Janus Institutional Cash Reserves Fund October 31, 2006

Notes to Schedule of Investments

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ETD	Euro Time Deposit

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

ß	Security is illiquid

§ Schedule of Restricted and Illiquid Securities (as of October 31, 2006)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Institutional Cash Reserves Fund
Ares VII CLO, Ltd., Class A-1A 5.54938%, 5/8/15 (144A)	4/23/03	$25,000,000	$25,000,000	1.9%
Davis Square Funding IV Corp. 5.30%, 12/14/06 (Section 4(2))	9/18/06	19,743,833	19,873,389	1.5%
Park Place Securities Trust, 2004-MM1 AM5 5.35%, 2/25/35 (144A)	5/24/06	3,772,420	3,772,420	0.3%
Sedna Finance, Inc. 5.60%, 6/20/07 (144A)	6/15/06	15,000,000	15,000,000	1.1%
		$63,516,253	$63,645,809	4.8%

The Fund has registration rights for certain restricted securities held as of October 31, 2006. The issuer incurs all registration costs.

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of October 31, 2006.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Institutional Cash Reserves Fund October 31, 2006 9

Notes to Financial Statements

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain how the Fund operates and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund is part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-one funds. The Fund invests primarily in high-quality money market instruments. The Fund is a no-load investment.

The Fund currently offers the initial class of shares exclusively to institutional and individual clients that meet the minimum investment requirement of $5,000,000.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at their market value determined by the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities' fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Fund's Trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended October 31, 2006, there were no outstanding borrowing or lending arrangements for the Fund.

When-issued Securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of October 31, 2006, the Fund was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the Fund's net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and

10 Janus Institutional Cash Reserves Fund October 31, 2006

realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on each Funds' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Fund's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on each Fund's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Fund pays Janus Capital an administrative services fee of 0.15%, which Janus Capital agreed to reduce to 0.08% until at least the next annual renewal of the advisory agreement. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and extraordinary costs are paid by Janus Capital.

For the fiscal year ended October 31, 2006, Janus Capital assumed $22,832 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 5. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These nonrecurring costs and costs assumed by Janus Capital are shown on the Statement of Operations.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the fiscal year ended October 31, 2006.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer. Effective January 1, 2006, the Fund began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Fund. Total compensation of $116,048 was paid by the Trust. The Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

Janus Institutional Cash Reserves Fund October 31, 2006 11

Notes to Financial Statements (continued)

Other funds managed by Janus Capital may invest in the Fund. During the fiscal year ended October 31, 2006, the Fund had the following affiliated activity:

	Subscriptions	Redemptions	Dividend Paid	Value at 10/31/06
Janus Institutional Cash Reserves Fund
Growth
Janus Fund	$1,081,532,328	$1,235,412,328	$6,251,741	$6,120,000
Janus Enterprise Fund	113,803,000	110,408,000	200,734	3,395,000
Janus Mercury Fund	716,365,162	685,186,162	837,846	31,179,000
Janus Orion Fund	211,325,361	174,043,771	867,369	37,281,590
Janus Triton Fund	13,383,004	13,383,004	12,268	–
Janus Twenty Fund	1,237,104,331	1,437,104,331	19,494,582	–
Janus Venture Fund	34,444,051	28,261,051	14,274	6,183,000
Specialty Growth
Janus Global Life Sciences Fund	98,463,603	98,463,603	169,539	–
Janus Global Technology Fund	86,211,702	85,854,192	155,673	357,510
Core
Janus Balanced Fund	190,075,643	161,351,643	188,197	28,724,000
Janus Contrarian Fund	195,303,983	184,720,983	244,599	10,583,000
Janus Fundamental Equity Fund(1)	42,784,915	31,369,415	96,521	11,415,500
Janus Growth and Income Fund	843,249,021	807,479,021	1,305,675	35,770,000
Janus Research Fund	15,315,336	15,017,336	15,840	298,000
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	24,059,326	13,999,487	164,340	10,059,839
Value
Janus Mid Cap Value Fund	667,860,200	705,347,609	13,942,721	207,512,591
Janus Small Cap Value Fund	245,744,690	210,571,000	5,859,196	165,173,690
International & Global
Janus Global Opportunities Fund	8,709,958	8,709,958	12,259	–
Janus Overseas Fund	325,909,264	316,102,264	455,591	9,807,000
Janus Worldwide Fund	289,560,307	273,014,307	172,132	16,546,000
Bond
Janus Flexible Bond Fund	59,100,398	55,496,398	32,930	3,604,000
Janus High-Yield Fund	50,251,460	44,149,482	138,481	6,101,978
Janus Short-Term Bond Fund	27,347,693	25,401,693	74,147	1,946,000
	$6,577,904,736	$6,720,847,038	$50,706,655	$592,057,698

(1) Formerly named Janus Core Equity Fund

(2) Formerly named Janus Risk-Managed Stock Fund

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

For the fiscal year ended October 31, 2006

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Institutional Cash Reserves Fund	$–	$–	$(190,951)	$–	$–

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2006, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

12 Janus Institutional Cash Reserves Fund October 31, 2006

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2006

Fund	October 31, 2013
Janus Institutional Cash Reserves Fund	$(190,951)

During the year ended October 31, 2006, the following capital loss carryover was utilized by the Fund as indicated in the table below:

Fund	Capital Carryover Loss Utilized
Janus Institutional Cash Reserves Fund	$20,827

For the fiscal year ended October 31, 2006	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Institutional Cash Reserves Fund	$97,669,320	$–	$–	$–
For the fiscal year ended October 31, 2005	Distributions
	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Institutional Cash Reserves Fund	$41,279,711	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

	Janus Institutional Cash Reserves Fund
For each fiscal year ended October 31 (all numbers in thousands)	2006	2005
Transactions in Fund Shares
Shares sold	14,180,285	10,077,313
Reinvested dividends and distributions	57,011	19,417
Shares repurchased	(14,437,902)	(10,446,726)
Net Increase/(Decrease) in Capital Share Transactions	(200,606)	(349,996)
Shares Outstanding, Beginning of Period	1,523,222	1,873,218
Shares Outstanding, End of Period	1,322,616	1,523,222

Janus Institutional Cash Reserves Fund October 31, 2006 13

Notes to Financial Statements (continued)

5. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. Motions to dismiss the two actions brought by JCGI shareholders (actions (iv) and (v) described above) are fully briefed and pending before the district court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations. The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. No further proceedings are currently scheduled.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U. S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

14 Janus Institutional Cash Reserves Fund October 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Institutional Cash Reserves Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 11, 2006

Janus Institutional Cash Reserves Fund October 31, 2006 15

Additional Information (unaudited)

Proxy Voting Polices and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective subadvisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2006, based on their evaluation of the information provided by the Adviser, the subadvisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting all of the Trustees in attendance unanimously approved the continuation of the investment advisory agreement for each Fund (except Janus Contrarian Fund, Janus Mercury Fund, Janus Mid Cap Value Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, and Janus Worldwide Fund, whose advisory agreements were for current terms through February 1, 2007), and the subadvisory agreement for each subadvised Fund (except INTECH Risk-Managed Stock Fund, whose subadvisory agreement had been recently approved by the Trustees and the Fund's shareholders), for the period from July 1, 2006 through February 1, 2007, subject to earlier termination as provided in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various

16 Janus Institutional Cash Reserves Fund October 31, 2006

policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that: the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address a small portion of the Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that each of Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

In considering the fees charged by Janus Capital, the Trustees negotiated with Janus Capital a temporary contingent waiver of a portion the investment advisory fee paid by Janus Worldwide Fund to Janus Capital to provide for a possible reduction in the rate of advisory fee payable by the Fund for the period July 1, 2006 through January 31, 2007 if the investment performance of the Fund should lag that of its benchmark performance over the applicable performance measurement period. Commencing in February 2007, the previously approved performance-based fee schedule will become operative.

The Trustees reviewed information on the profitability of Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and other clients. The Trustees also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the

Janus Institutional Cash Reserves Fund October 31, 2006 17

Additional Information (unaudited) (continued)

manager's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from the non-money market Funds for services provided. The Trustees also considered Janus Capital's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use the Fund's portfolio brokerage transactions to obtain third party research products or services. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, all of the Trustees in attendance, including all of the Independent Trustees present, concluded that the proposed continuation of the investment advisory agreement for each applicable Fund and the proposed amendments to investment advisory agreements and subadvisory agreements were in the best interest of the respective Funds and their shareholders.

18 Janus Institutional Cash Reserves Fund October 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Fund's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends

Janus Institutional Cash Reserves Fund October 31, 2006 19

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

and interest income earned on securities held by the Fund. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with the Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

20 Janus Institutional Cash Reserves Fund October 31, 2006

Trustees and Officers (unaudited)

The Fund's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 68 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Fund	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	68	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	68		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	68		Director of the F.B. Heron Foundation (a private grantmaking foundation)

*Mr. Mullen also serves as director of Janus Capital Funds Plc consisting of 22 funds. Including Janus Capital Funds and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

Janus Institutional Cash Reserves Fund October 31, 2006 21

Trustees and Officers (unaudited)

Trustees (cont.)

Name, Age and Address	Positions Held with Fund	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	68	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (industrial distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	68	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	68	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	68	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett Worldwide (advertising agency) (2001-2005).	68	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

22 Janus Institutional Cash Reserves Fund October 31, 2006

(unaudited)

Trustees (cont.)

Name, Age and Address	Positions Held with Fund	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 69	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation.	68	N/A

* The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Institutional Cash Reserves Fund October 31, 2006 23

Trustees and Officers (unaudited)

Officers

Name, Age and Address	Positions Held with Fund	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Sharon S. Pichler 151 Detroit Street Denver, CO 80206 Age 57	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Reserves Fund	5/02-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 45	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Reserves Fund	2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Assistant Vice President of Janus Capital and Janus Distributors LLC, and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	General Counsel President and Chief Executive Officer	4/04-Present 1/06-Present	President of Janus Services LLC; Senior Vice President and General Counsel of Janus Capital; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

24 Janus Institutional Cash Reserves Fund October 31, 2006

Notes

Janus Institutional Cash Reserves Fund October 31, 2006 25

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/06)

C-1206-7  103-02-100 12-06

2006 Annual Report

Janus Smart Portfolios

Janus Smart Portfolio - Growth

Janus Smart Portfolio - Moderate

Janus Smart Portfolio - Conservative

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Smart Portfolios

President and CEO Letter to Shareholders	1

Management Commentaries and Schedules of Investments

Janus Smart Portfolio - Growth	6

Janus Smart Portfolio - Moderate	10

Janus Smart Portfolio - Conservative	14

Statements of Assets and Liabilities	18

Statements of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	21

Notes to Schedules of Investments	23

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	37

Additional Information	38

Explanations of Charts, Tables and Financial Statements	39

Designation Requirements	41

Trustee and Officers	42

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black
Chief Executive Officer

Dear Shareholders,

In my letter to you last spring, I mentioned that the one thing investors can consistently count on is that there is no consistency in the markets. We received a somewhat painful reminder of this in July and August when the markets experienced a sharp pullback. Although the correction was short-lived and the markets had fully recovered by October, it is volatility like this that can test the patience and willpower of many investors.

At Janus, our will is strong. And with consistency as our goal – consistency in investment returns across different market cycles – we continued to focus on finding what we believe are the best securities for your Funds via a disciplined investment process. I'm pleased to report that I believe this strategy proved successful, and we ended the fiscal year with solid, firm-wide returns1 versus the Russell 1000® Growth Index2.

Performance Notables

Specifically, 64% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns for the one-year period ended October 31, 2006. Even more impressive are our longer-term results, with 78% of our retail funds achieving first- or second-quartile Lipper rankings for the three-year period and 73% ranking in Lipper's top two quartiles for the five-year period. In addition, over the past three years, Janus' U.S. equity funds have gained an average of 14.05% annually, versus a 7.63% gain for the Russell 1000® Growth Index and an 11.44% gain for the S&P 500® Index. (See performance and complete rankings on pages 3-4).

Although the following pages offer a detailed discussion of performance for each of our Funds, a few bear special mention. Janus Fund, our flagship fund, has made notable progress. Since assuming management last February, David Corkins has put his own unique thumbprint on the Fund. This has contributed significantly to the Fund's ranking within Lipper's first-quartile for the one-year period and second quartile for the three- and five-year periods ended October 31, 2006 (based on total returns in the large-cap growth fund category). Similarly, our new asset allocation funds, Janus Smart Portfolios, are worth highlighting. Although not yet open a full year, each of the three portfolios – Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative – have performed to our expectations, outpacing their internally-calculated, hypothetical secondary indices since inception (December 31, 2005 through October 31, 2006). I'd also like to remark on the outstanding performance of Janus Overseas Fund, which returned first-quartile performance across all periods as of October 31, 2006 (based on total returns in the international funds category). This Fund has proven to be a strong offering for investors looking for international and emerging markets exposure, and manager Brent Lynn and the international team are to be commended for the Fund's impressive gains.

People and Process

While a disciplined investment process was certainly key to our strong, firm-wide performance during the fiscal year, it wasn't the only factor at work. Risk management also played an important role in our results. With guidance from Dan Scherman, Director of Risk and Trading, and his team, our portfolio managers are spending more time assessing the risks they're taking in the markets in an attempt to ensure that they are being compensated for those risks in the form of solid returns. In addition to analyzing risk at the portfolio level, we also examine it from a firm-wide perspective. Ultimately, our goal is to minimize the amount of risk we're taking while maximizing the amount of returns we generate for our shareholders.

The individuals behind our process – our research analysts and portfolio managers – are equally responsible for our strong relative performance. Importantly, our portfolio managers have demonstrated their commitment to the success of your Funds by investing a portion of their discretionary income in the Funds they manage. In fact, in a June 2006 study by Morningstar, a provider of mutual fund ratings and research, Janus ranked first among fund companies whose managers have the largest collective investment in the funds they manage. We believe there is no greater incentive to perform well for our shareholders than to invest in our Funds right alongside them.

A Better, Stronger Team

Our employees are our greatest assets here at Janus. However, we feel that it's crucial to have the right people in the right places – positions where they can have the greatest positive impact on our shareholders. We

Janus Smart Portfolios October 31, 2006 1

Continued

consequently made some changes to our investment team this year. These included transitioning the leadership of Janus Mercury Fund3 to the research team, led by Jim Goff, who have all done an excellent job at the helm of Janus Research Fund4. We also transitioned the leadership of Janus Olympus Fund to Ron Sachs, manager of Janus Orion Fund – a Fund with similar investment objectives and that subsequently merged with Janus Olympus Fund on October 31, 2006. Ron's track record as a portfolio manager gives us, and hopefully you, confidence that Janus Olympus Fund shareholders are in very capable hands. We also promoted analysts Barney Wilson and Brad Slingerlend to co-managers of Janus Global Technology Fund, and analysts Brian Schaub and Chad Meade to co-managers of Janus Triton Fund. We believe all of these individuals possess the skills and experience necessary to lead your Funds to strong performance.

On a related note, Jonathan Coleman and Gibson Smith were recently appointed Janus' co-chief investment officers (CIOs) in charge of our equity, fixed-income and money-markets teams. Their new roles will not change Jonathan's and Gibson's portfolio management responsibilities, but will allow me to step back from my CIO role so I can focus primarily on helping Janus grow. Jonathan and Gibson are respected by their peers, know our business well and have strong leadership skills and complementary investment backgrounds. They are, without question, the most qualified people to oversee our investment process and team.

Market Outlook

As we look ahead to a new fiscal year, we're confident in how Janus is positioned and optimistic about what we see in the economy and markets. Recent data suggest that a potential "soft economic landing" may decrease – but not eliminate – the possibility of future interest rate increases by the Federal Reserve (Fed). That said, we're monitoring the entire inflation picture by keeping a close eye on a slowdown in the housing market and wage inflation, as these economic indicators are among the things the Fed considers when trying to gauge increasing inflation. We're also encouraged by corporate profits, which have increased for 16 consecutive quarters. Balance sheets appear to be in good shape due to significant cash levels on the companies' books. Providing further underpinning for equity valuations are private equity-led corporate buyouts.

Regardless of the economic uncertainty and market volatility that occasionally test the patience of some investors, Janus remains committed to a disciplined investment process and to meeting the long-term financial goals of our shareholders. That's one thing Janus investors can consistently count on.

Sincerely,

Gary Black
Chief Executive Officer

1Based on one-year total returns as of October 31, 2006, for Janus Investment Fund, Janus Adviser Series, Janus Aspen Series, Institutional portfolios and separately managed accounts, excluding products subadvised by Enhanced Investment Technologies, LLC (INTECH) and Perkins, Wolf, McDonnell and Company, LLC.

2Returns for the Russell 1000® Growth Index include the following 10 sectors: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, information technology, materials, telecommunications services and utilities.

3Effective on or about December 31, 2006, Janus Mercury Fund will change its name to Janus Research Fund. The Fund will continue to be managed with the same investment objective and strategies.

4Effective on or about December 31, 2006, Janus Research Fund will change its name to Janus Global Research Fund and adopt an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States.

2 Janus Smart Portfolios October 31, 2006

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total return as of 10/31/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	9	61 / 711	48	292 / 608	30	142 / 488	41	71 / 173	10	2 / 19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	19	113 / 611	7	33 / 481	30	112 / 377	63	88 / 140	34	17 / 50
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	25	177 / 711	6	33 / 608	24	113 / 488	3	5 / 173	2	1 / 80
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	2	6 / 495	1	2 / 421	5	15 / 332	N/A	N/A	30	76 / 255
Janus Triton Fund (2/05)	Small-Cap Growth Funds	8	41 / 561	N/A	N/A	N/A	N/A	N/A	N/A	4	16 / 515
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	14	99 / 711	1	1 / 608	2	9 / 488	1	1 / 173	3	1 / 39
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	5	25 / 561	14	64 / 464	9	32 / 372	31	41 / 135	10	1 / 10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	81	144 / 178	23	37 / 161	54	70 / 129	N/A	N/A	39	19 / 48
Janus Global Technology Fund (12/98)	Science & Technology Funds	37	106 / 289	48	124 / 261	57	131 / 232	N/A	N/A	28	21 / 76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	20	83 / 414	23	66 / 291	44	97 / 221	3	2 / 96	4	1 / 27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	2 / 903	1	1 / 636	1	4 / 462	N/A	N/A	15	49 / 346
Janus Fundamental Equity Fund(1)(2) (6/96)	Large-Cap Core Funds	40	319 / 810	2	11 / 677	6	30 / 573	1	2 / 248	1	1 / 221
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	81	656 / 810	15	100 / 677	29	166 / 573	4	9 / 248	5	4 / 83
Janus Research Fund (2/05)	Multi-Cap Growth Funds	2	8 / 495	N/A	N/A	N/A	N/A	N/A	N/A	2	6 / 458
INTECH Risk-Managed Stock Fund(3) (2/03)	Multi-Cap Core Funds	57	513 / 903	9	51 / 636	N/A	N/A	N/A	N/A	25	145 / 591
Janus Mid Cap Value Fund - Inv(1)(4) (8/98)	Mid-Cap Value Funds	52	147 / 283	43	91 / 215	38	58 / 152	N/A	N/A	6	4 / 68
Janus Small Cap Value Fund - Inv*(4) (10/87)	Small-Cap Core Funds	73	502 / 691	65	340 / 528	67	280 / 417	N/A	N/A	14	19 / 135
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt	53	135 / 258	78	195 / 249	73	164 / 225	77	111 / 144	84	62 / 73
Janus Flexible Bond Fund(1) (7/87)	Intermediate Invest. Gr. Debt	40	192 / 485	54	226 / 422	22	73 / 344	30	45 / 149	25	6 / 23
Janus High-Yield Fund (12/95)	High Current Yield Funds	27	120 / 448	48	183 / 387	63	196 / 311	14	16 / 116	3	3 / 101
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	49	114 / 232	32	60 / 192	44	61 / 139	29	20 / 70	54	14 / 25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	97	363 / 375	98	298 / 305	49	114 / 232	N/A	N/A	29	65 / 224
Janus Overseas Fund(1) (5/94)	International Funds	1	1 / 937	1	1 / 787	8	46 / 641	4	10 / 258	1	1 / 119
Janus Worldwide Fund(1) (5/91)	Global Funds	78	291 / 375	98	299 / 305	97	225 / 232	68	61 / 89	28	5 / 17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Formerly named Janus Core Equity Fund.

(3) Formerly named Janus Risk-Managed Stock Fund.

(4)Rating is for the Investor Share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Smart Portfolios October 31, 2006 3

Performance (unaudited)

	Average Annual Total Return for the periods ended 10/31/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	12.31%	6.82%	4.42%	6.17%	13.71%
Janus Enterprise Fund (9/92)	15.63%	14.99%	9.00%	6.76%	11.28%
Janus Mercury Fund (5/93)	10.00%	10.22%	4.92%	8.62%	12.30%
Janus Orion Fund(1)(2)(3)(4) (6/00)	22.58%	19.24%	12.91%	N/A	(0.66)%
Janus Twenty Fund*(3)(5) (4/85)	11.35%	16.11%	8.33%	9.81%	13.33%
Janus Venture Fund*(6) (4/85)	21.69%	13.11%	13.32%	9.87%	13.51%
Janus Balanced Fund (9/92)	13.41%	9.62%	6.72%	9.79%	11.24%
Janus Contrarian Fund*(1)(7) (2/00)	24.60%	21.15%	16.14%	N/A	9.41%
Janus Fundamental Equity Fund(8) (6/96)	15.15%	14.69%	9.17%	11.80%	12.73%
Janus Growth and Income Fund (5/91)	11.56%	12.17%	6.78%	10.90%	13.18%
INTECH Risk-Managed Stock Fund(8) (2/03)	14.10%	14.65%	N/A	N/A	18.67%
Janus Mid Cap Value Fund - Investor Shares(8) (8/98)	16.88%	16.35%	14.95%	N/A	17.49%
Janus Small Cap Value Fund - Investor Shares*(5) (10/87)	13.71%	13.55%	12.61%	15.09%	N/A
S&P 500® Index	16.34%	11.44%	7.26%	8.64%	N/A
Russell 1000® Growth Index	10.84%	7.63%	4.07%	5.76%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(3)Returns have sustained significant gains due to market volatility in the healthcare sector.

(4)Returns have sustained significant gains due to market volatility in the financials sector.

(5)Due to certain investment strategies, the Fund may have an increased position in cash.

(6)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

(7)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(8)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Total return includes reinvestment of dividends, distributions and capital gains.

A Fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, Fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Effective 6/30/06 Janus Core Equity Fund changed its name to Janus Fundamental Equity Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Smart Portfolios October 31, 2006

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Portfolios' manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios' manager in the Management Commentaries are just that: opinions. They are a reflection of the his best judgment at the time this report was compiled, which was October 31, 2006. As the investing environment changes, so could his opinions. These views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio's Expense Example, which appears in each Portfolio's Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, such as underlying funds' redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from May 1, 2006 to October 31, 2006

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Portfolio's total operating expenses, excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2007. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolios' prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds' redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Smart Portfolios October 31, 2006 5

Janus Smart Portfolio – Growth (unaudited)

Ticker: JSPGX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital with approximately 80% allocated to stocks and 20% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Growth has gained 13.40% since its inception on December 30, 2005 through October 31, 2006, outpacing its primary benchmark, the S&P 500® Index, which returned 12.06% for the period. The Portfolio also outpaced its secondary benchmark, the internally-calculated, hypothetical Growth Allocation Index, which returned 12.36%. The Growth Allocation Index is comprised of a 50% weighting in the Dow Jones Wilshire 5000 Index, a 25% weighting in the Morgan Stanley Capital International (MSCI) EAFE® Index, a 20% weighting in the Lehman Brothers Aggregate Bond Index, and a 5% weighting in the MSCI Emerging Markets Free (EMF) IndexSM. These results are consistent with the Portfolio's objective, which is to provide exposure to both stocks and bonds with a clear emphasis on growth of capital.

Market Review

Financial markets remained volatile in 2006 as investors weighed relatively healthy economic growth against concerns over elevated energy prices and rising core price inflation. Against this backdrop, the Federal Reserve (Fed) continued to tighten credit conditions through the first six months of the year, taking the overnight Federal Funds rate to 5.25% by the end of June. These moves, which helped to cement new Fed Chairman Ben Bernanke's reputation as a relatively hawkish inflation fighter, were bad news for the both the equity and fixed-income markets. While there were certainly pockets of strength (value stocks held up well, as did select international markets), the net result was a market in which stocks and bonds both trended lower in the first half of the year.

The climate changed in the third quarter, after the Fed voted to leave rates unchanged in August – the first pause in Fed credit tightening since June 2004. The decision was due in part to accumulating evidence that the steady credit tightening of recent years had finally started to dampen economic activity, particularly in the housing market. Moreover, easing oil prices helped to alleviate some concerns over inflation. The Fed continued to hold its fire through September and October, confirming what investors had long suspected: after a brief scare, inflation was under control and the markets could once again focus on fundamentals. It also appeared that the U.S. economy might be entering a period of moderate and sustainable growth that should create a favorable environment for investors.

Markets reacted in predictable fashion. Bond prices rose on hopes that the Fed's next move might be a rate cut, while stock prices reversed the previous quarter's declines amid continued strength in corporate earnings growth. International markets also gained support from the prospect of healthy U.S. economic growth. The net result was an environment in which most major asset classes were able to trade higher.

Portfolio Strategy

Janus Smart Portfolio – Growth is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with a clear emphasis on growth. The Portfolio is also designed to blend the two core competencies Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

Our investment process involves setting return expectations for all of the possible investment instruments in conjunction with an outside consultant, establishing an ideal "model" portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth, and then selecting the appropriate Janus and INTECH funds, which replicate our desired exposure.

Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk that an all-stock portfolio might ordinarily bear. The allocations we assign to each selected fund are consistent with our view of both current market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds may change from time to time.

At period end, 81% of the Portfolio was allocated to stocks, with the remaining 19% of the Portfolio invested in bonds, cash and other fixed-income securities. Under normal market conditions, these assets tend to buffer the risk an all-stock portfolio might ordinarily bear. Again, these allocations are consistent with our view of both current market conditions as well as the long-term trade off between risk and reward that each of these investment types represents.

Portfolio Review

As you might expect, the Portfolio's returns reflected some of the market's broader themes during the period. For example, bond investors showed a clear preference for riskier bonds that are more sensitive to the overall health of the economy than to the direction of interest rates. Accordingly, our investment in Janus High-Yield Fund – which invests in these types of higher-yielding bonds – performed well. Meanwhile, the rising rate environment worked against Janus Flexible Bond Fund earlier in the year.

More recently, the Portfolio's overall bond holdings, which comprise roughly 20% of the Portfolio, gained as a result of favorable trends in the bond market as well as strong

6 Janus Smart Portfolios October 31, 2006

(unaudited)

individual credit selection. While these holdings will ordinarily represent a relatively small portion of the Portfolio's assets, it is nonetheless critical that our positions in Janus Flexible Bond Fund and Janus High-Yield Fund collectively fulfill both of their intended functions: namely, to seek to provide stability to the Portfolio and to participate in trends in the overall bond market. Both Janus bond funds continue to deliver on our expectations.

The majority of our equity fund holdings gained during the period. One standout was our position in Janus Overseas Fund, which benefited from strength in international markets – particularly in developing countries such as China, India and South Korea. We invest in Janus Overseas Fund for very specific reasons that have as much to do with our desired asset allocation targets as they do with its ability to generate potential returns. As the Portfolio's primary source of non-U.S. exposure, I feel it is critical that Janus Overseas maintain a return profile that is more in synch with global markets than it is with U.S. markets, thereby providing the geographical diversification necessary for the Portfolio to deliver on its intended asset allocation goals. This year, Janus Overseas Fund proved up to that task.

Meanwhile our investments in larger-cap holdings such Janus Growth and Income Fund and Janus Twenty Fund made solid gains through most of the period. Nonetheless, an overweight position in energy stocks caused these funds to perform somewhat below expectations in the third quarter. We view these setbacks as cyclical, however, and both funds will therefore continue to play important roles in the Portfolio.

Changes during the period included my decision to allocate some of the Portfolio to Janus Orion Fund, which I added early in the third quarter to help provide the Portfolio with exposure to stocks with growth potential. Under portfolio manager Ron Sachs, Janus Orion Fund generated index-beating performance for the one-year period ended October 31, 2006. In the third quarter, however, individual setbacks by stocks such as telecommunication services company NeuStar, commercial real estate information provider CoStar, and internet service provider Yahoo! held back results. The fund performed very well in October, however, and we are confident that the recent addition of the fund to the Portfolio will contribute to long-term performance.

In addition to our decision to add Janus Orion Fund to the mix, we made other slight changes to the Portfolio. Acting in concert with Wilshire Funds Associates, an institutional consultant that provides advice to us in the asset allocation of the Portfolios, we decided to make very slight changes to our exposures to the high-yield bond market, as well as to non-U.S. equities. We accomplished this by reducing our target exposure to both Janus High-Yield Fund and Janus Overseas Fund, while using the proceeds of those sales to fund the purchase of Janus Orion Fund.

I'd like to stress that these changes do not in any way represent a tactical move designed to capitalize on short-term trends in the market. Nor can they be extrapolated into a comment about our confidence in any of the underlying funds on Janus Smart Portfolio – Growth's roster. Rather, these changes simply reflect incremental information about how the various asset classes represented in the portfolio interact with one another as well as quantitative and qualitative assessments on how we feel best to distribute your investment to achieve a proper level of diversification.

Small, incremental changes like these are likely to occur from time to time as we continually revisit our asset allocation and fund selection choices with the goal of providing the best possible returns that are consistent with the risk and asset allocation goals of the Portfolio.

Thank you for your investment in Janus Smart Portfolio – Growth.

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Overseas Fund	23.7%
Janus Flexible Bond Fund	16.5%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	13.5%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	13.5%
Janus Growth and Income Fund	9.7%
Janus Twenty Fund	8.1%
Janus Mercury Fund	7.0%
Janus Orion Fund	5.1%
Janus High-Yield Fund	2.9%

Janus Smart Portfolio – Growth At a Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2006

Janus Smart Portfolios October 31, 2006 7

Janus Smart Portfolio – Growth (unaudited)

Performance

Cumulative Total Return – for the period ended October 31, 2006

Since Inception*
Janus Smart Portfolio - Growth	13.40%
S&P 500® Index	12.06%
Growth Allocation Index	12.36%

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

*The Portfolio's inception date – December 30, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Janus Capital Management LLC has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, total return would have been lower.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,037.50	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28

*Expenses are equal to the annualized expense ratio of 0.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

8 Janus Smart Portfolios October 31, 2006

Janus Smart Portfolio – Growth

Schedule of Investments

As of October 31, 2006

Shares		Value
Mutual Funds(1) - 100%
Equity Funds - 80.6%
659,717	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$9,024,925
790,482	Janus Adviser INTECH Risk-Managed Value Fund - I Shares*	8,971,975
173,592	Janus Growth and Income Fund	6,485,408
193,109	Janus Mercury Fund	4,671,314
357,275	Janus Orion Fund	3,390,539
373,568	Janus Overseas Fund	15,854,218
102,293	Janus Twenty Fund	5,414,338
		53,812,717
Fixed-Income Funds - 19.4%
1,169,185	Janus Flexible Bond Fund	11,013,722
203,194	Janus High-Yield Fund	1,968,954
		12,982,676
Total Investments (total cost $63,369,382) – 100.0%		66,795,393
Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(1,672)
Net Assets – 100%		$66,793,721

(1) The Portfolio invests in mutual funds within the Janus family of funds, and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios October 31, 2006 9

Janus Smart Portfolio – Moderate (unaudited)

Ticker: JSPMX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital and income with approximately 60% allocated to stocks and 40% to bonds and money markets.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate has gained 10.40% since its inception on December 30, 2005 through October 31, 2006, underperforming its primary benchmark, the S&P 500® Index, which returned 12.06% for the period. However, the Portfolio outpaced its secondary benchmark, the internally-calculated hypothetical Moderate Allocation Index, which returned 10.02%. The Moderate Allocation Index is comprised of a 40% weighting in the Dow Jones Wilshire 5000 Index, a 40% weighting in the Lehman Brothers Aggregate Bond Index, an 18% weighting in the Morgan Stanley Capital International (MSCI) EAFE® Index, and a 2% weighting in the MSCI Emerging Markets Free (EMF) IndexSM.

Our results remained consistent with the Portfolio's objective. While the S&P 500® Index is our stated benchmark, my goal is to provide exposure to both stocks and bonds while emphasizing the potential downside protection and income typically offered by fixed-income securities. For that reason, it is at least as important to me that the Portfolio outperform the Moderate Allocation Index, a benchmark that more closely resembles the target asset allocation we have established for the Portfolio. We accomplished that goal during the period, and we will strive to continue to do so in the future.

Market Review

Financial markets remained volatile in 2006 as investors weighed relatively healthy economic growth against concerns over elevated energy prices and rising core price inflation. Against this backdrop, the Federal Reserve (Fed) continued to tighten credit conditions through the first six months of the year, taking the overnight Federal Funds rate to 5.25% by the end of June. These moves, which helped to cement new Fed Chairman Ben Bernanke's reputation as a relatively hawkish inflation fighter, were bad news for both the equity and fixed-income markets. While there were certainly pockets of strength (value stocks held up well, as did select international markets), the net result was a market in which stocks and bonds both trended lower in the first half of the year.

The climate changed in the third quarter, after the Fed voted to leave rates unchanged in August – the first pause in Fed credit tightening since June 2004. The decision was due in part to accumulating evidence that the steady credit tightening of recent years had finally started to dampen economic activity, particularly in the housing market. Moreover, easing oil prices helped to alleviate some concerns over inflation. The Fed continued to hold its fire through September and October, confirming what investors had long suspected: after a brief scare, inflation was under control and the markets could once again focus on fundamentals. It also appeared that the U.S. economy might be entering a period of moderate and sustainable growth that should create a favorable environment for investors.

Markets reacted in predictable fashion. Bond prices rose on hopes that the Fed's next move might be a rate cut, while stock prices reversed the previous quarter's declines amid continued strength in corporate earnings growth. International markets also gained support from the prospect of healthy U.S. economic growth. The net result was an environment in which most major asset classes were able to trade higher.

Portfolio Strategy

Janus Smart Portfolio – Moderate is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on modest growth. Our investment process involves setting return expectations for all of the possible investment instruments in conjunction with an outside consultant, establishing an ideal "model" portfolio based on the specific risk/return objective of Janus Smart Portfolio – Moderate, and then finally selecting the appropriate Janus and INTECH funds which replicate our desired exposure.

Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk that an all-stock portfolio might ordinarily bear. The allocations we assign to each selected fund are consistent with our view of both current market conditions and the long-term trade-off between risk and potential reward that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds may change from time to time.

At period-end, 61% of the Portfolio was allocated to stocks, with the remaining 39% of the Portfolio invested in bonds, cash and other fixed-income securities. Under normal market conditions, these assets should buffer the risk an all-stock portfolio might ordinarily bear. These allocations are consistent with our view on both current market conditions and long-term risk-reward profiles.

Portfolio Review

As you might expect, the Portfolio's returns reflected some of the market's broader themes during the period. For example, bond investors showed a clear preference for riskier bonds that are more sensitive to the overall health of the economy than to the direction of interest rates. Accordingly, our investment in Janus High-Yield Fund – which invests in these types of higher-yielding bonds – performed well. Meanwhile, the rising rate environment worked against both Janus Flexible Bond Fund and Janus Short-Term Bond Fund earlier in the year.

More recently, overall bond holdings, which comprise roughly 40% of the Portfolio, gained as a result of favorable trends in the bond market as well as strong individual credit selection. Because these holdings will ordinarily represent a substantial portion of the Portfolio's assets, it is critical that our positions in Janus Flexible Bond Fund, Janus Short-Term Bond Fund and Janus High-Yield Fund collectively fulfill their intended

10 Janus Smart Portfolios October 31, 2006

(unaudited)

functions: namely, to provide stability to the Portfolio and to participate in trends in the overall bond market. All three Janus bond funds delivered on our expectations.

The majority of our equity fund holdings gained. One standout was our position in Janus Overseas Fund, which benefited from strength in international markets – particularly in developing countries such as China, India and South Korea. Just as with our bond fund holdings, we invest in Janus Overseas Fund for very specific reasons that have as much to do with our desired asset allocation targets as they do with its ability to generate potential returns. As the Portfolio's primary source of non-U.S. exposure, I feel it is critical that Janus Overseas Fund maintain a return profile that is more in synch with global markets than it is with U.S. markets, thereby providing the geographical diversification necessary for the Portfolio to deliver on its intended asset allocation goals. This year, Janus Overseas Fund proved up to that task.

Meanwhile, our investments in larger-cap holdings such Janus Growth and Income Fund and Janus Twenty Fund made solid gains through most of the period. Nonetheless, an overweight position in energy stocks caused these funds to perform somewhat below expectations in the third quarter.

Changes during the period included my decision to allocate some of the Portfolio to Janus Orion Fund, which I added early in the third quarter to help provide the Portfolio with exposure to stocks with growth potential. Under portfolio manager Ron Sachs, Janus Orion Fund generated index-beating performance for the one-year period ending October 31, 2006. In the third quarter, however, individual setbacks by stocks such as telecommunication services company NeuStar, commercial real estate information provider CoStar, and Internet play Yahoo! held back results. The fund performed well in October, however, and we are confident that the recent addition of the fund to the Portfolio will contribute to long-term performance

In addition to our decision to add Janus Orion Fund to the mix, we made other slight changes to the Portfolio. Acting in concert with Wilshire Associates, an institutional consultant that provides advice to us in the asset allocations of the Portfolio, we decided to make very slight changes to our exposures to the high-yield bond market, as well as to non-U.S. equities. We accomplished this by reducing our target exposure to both Janus High-Yield Fund and Janus Overseas Fund, while using the proceeds of those sales to fund the purchase of Janus Orion Fund.

I'd like to stress that these changes do not in any way represent a tactical move designed to capitalize on short-term trends in the market. Nor can they be extrapolated into a comment about our confidence in any of the underlying funds on Janus Smart Portfolio – Moderate's roster. Rather, these changes simply reflect incremental information about how the various asset classes represented in the Portfolio interact with one another as well as quantitative and qualitative assessments on how we feel it is best to distribute your investment to achieve a proper level of diversification.

Small, incremental changes like these are likely to occur from time to time as we continually revisit our asset allocation and fund selection choices with the goal of providing the best possible returns that are consistent with the risk and asset allocation goals of the Portfolio.

Thank you for your investment in Janus Smart Portfolio – Moderate.

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund	31.3%
Janus Overseas Fund	17.7%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	11.1%
Janus Growth and Income Fund	10.8%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	10.0%
Janus Short-Term Bond Fund	4.9%
Janus Twenty Fund	4.1%
Janus Mercury Fund	4.0%
Janus Orion Fund	3.1%
Janus High-Yield Fund	3.0%

Janus Smart Portfolio – Moderate At a Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2006

Janus Smart Portfolios October 31, 2006 11

Janus Smart Portfolio – Moderate (unaudited)

Performance

Cumulative Total Return – for the period ended October 31, 2006

Since Inception*
Janus Smart Portfolio - Moderate	10.40%
S&P 500® Index	12.06%
Moderate Allocation Index	10.02%

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

* The Portfolio's inception date – December 30, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Janus Capital Management LLC has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, total return would have been lower.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,034.70	$1.08
Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$1.07

*Expenses are equal to the annualized expense ratio of 0.21% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

12 Janus Smart Portfolios October 31, 2006

Janus Smart Portfolio – Moderate

Schedule of Investments

As of October 31, 2006

Shares		Value
Mutual Funds(1) - 100%
Equity Funds - 60.8%
416,455	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$5,697,111
453,659	Janus Adviser INTECH Risk-Managed Value Fund - I Shares*	5,149,026
147,985	Janus Growth and Income Fund	5,528,720
85,490	Janus Mercury Fund	2,068,001
166,119	Janus Orion Fund	1,576,467
213,991	Janus Overseas Fund	9,081,758
39,636	Janus Twenty Fund	2,097,960
		31,199,043
Fixed-Income Funds - 39.2%
1,705,414	Janus Flexible Bond Fund	16,065,003
157,395	Janus High-Yield Fund	1,525,156
865,957	Janus Short-Term Bond Fund	2,493,957
		20,084,116
Total Investments (total cost $49,205,856) – 100%		51,283,159
Liabilities, net of Cash, Receivables and Other Assets – 0%		(17,565)
Net Assets – 100%		$51,265,594

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios October 31, 2006 13

Janus Smart Portfolio – Conservative (unaudited)

Ticker: JSPCX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks income and a secondary emphasis of growth of capital with approximately 60% allocated to bonds and money markets and 40% to stocks.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative gained 8.20% since its inception on December 30, 2005, underperforming the primary benchmark, the S&P 500® Index, which returned 12.06%, and outperforming the 7.83% return of its secondary benchmark, the internally-calculated, hypothetical Conservative Allocation Index. The Conservative Allocation Index is comprised of a 60% weighting in the Lehman Brothers Aggregate Bond Index, a 28% weighting in the Dow Jones Wilshire 5000 Index, and a 12% weighting in the Morgan Stanley Capital International EAFE® Index.

Our results remained consistent with the Portfolio's objective. While the S&P 500® Index is our stated primary benchmark, my goal is to provide exposure to both stocks and bonds while emphasizing the potential downside protection and income typically offered by fixed-income securities. For that reason, it is at least as important to me that the Portfolio outperform the Conservative Allocation Index, a benchmark that more closely resembles the target asset allocation we have established for the Portfolio. We accomplished that goal during the period, and I will strive to continue to do so in the future.

Market Review

Financial markets remained volatile in 2006 as investors weighed relatively healthy economic growth against concerns over elevated energy prices and rising core price inflation. Against this backdrop, the Federal Reserve (Fed) continued to tighten credit conditions through the first six months of the year, taking the overnight Federal Funds rate to 5.25% by the end of June. These moves, which helped to cement new Fed Chairman Ben Bernanke's reputation as a relatively hawkish inflation fighter, were bad news for the both the equity and fixed-income markets. While there were certainly pockets of strength (value stocks held up well, as did select international markets), the net result was a market in which stocks and bonds both trended lower in the first half of the year.

The climate changed in the third quarter, after the Fed voted to leave rates unchanged in August – the first pause in Fed credit tightening since June 2004. The decision was due in part to accumulating evidence that the steady credit tightening of recent years had finally started to dampen economic activity, particularly in the housing market. Moreover, easing oil prices helped to alleviate some concerns over inflation. The Fed continued to hold its fire through September and October, confirming what investors had long suspected: after a brief scare, inflation was under control and the markets could once again focus on fundamentals. It also appeared that the U.S. economy might be entering a period of moderate and sustainable growth that should create a favorable environment for investors.

Markets reacted in predictable fashion. Bond prices rose on hopes that the Fed's next move might be a rate cut, while stock prices reversed the previous quarter's declines amid continued strength in corporate earnings growth. International markets also gained support from the prospect of healthy U.S. economic growth. The net result was an environment in which most major asset classes were able to trade higher.

Investment Process

Janus Smart Portfolio – Conservative is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on controlling risk. The Portfolio is also designed to blend the two core competencies that Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

Our investment process involves setting return expectations for all of the possible investment instruments in conjunction with an outside consultant. Then we establish an ideal "model" portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. We then select the appropriate Janus and INTECH funds, which replicate our desired exposure. The allocations we assign to each selected fund are consistent with our view of both current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds may change from time to time.

At the end of the period, 59% of the Portfolio was invested in bonds, cash and other fixed-income securities. Under normal market conditions, these assets should buffer the risk that an all-stock portfolio might ordinarily bear. The remaining 41% of the Portfolio was allocated to stocks. These allocations are consistent with our view on both market conditions and long-term risk-reward profiles.

One notable change in the past year was our decision in April to trade our 5% position in Janus Research Fund for a 5% position in Janus Mercury Fund. This change was made in recognition of Janus Mercury Fund's transition to a team-based portfolio management process, which we felt was consistent with our own objectives in managing Janus Smart Portfolio – Conservative. It is in no way a reflection of the performance of Janus Research Fund, which was an outstanding contributor to the Portfolio's results.

Portfolio Review

As you might expect, the Portfolio's returns reflected some of the market's broader themes during the period. For example, bond investors showed a clear preference for riskier bonds that are more sensitive to the overall health of the economy than to the direction of interest rates. Accordingly, our investment in Janus High-Yield Fund – which invests in these types of higher-yielding bonds – performed well. Meanwhile, the rising rate environment worked against both Janus Flexible Bond Fund and Janus Short-Term Bond Fund earlier in the year. More

14 Janus Smart Portfolios October 31, 2006

(unaudited)

recently, the Portfolio's overall bond holdings, which comprise roughly 60% of the Portfolio, gained as a result of favorable trends in the bond market as well as strong individual credit selection. Because these holdings will ordinarily represent the bulk of the Portfolio's assets, it is critical that our positions in Janus Flexible Bond Fund, Janus Short-Term Bond Fund and Janus High-Yield Fund collectively fulfill their intended functions: namely, to seek to provide stability to the Portfolio and to participate in trends in the overall bond market. All three Janus bond funds delivered on my expectations.

The majority of our equity fund holdings also gained. One standout was our position in Janus Overseas Fund, which benefited from strength in international markets – particularly in developing countries such as China, India and South Korea. Just as with our bond fund holdings, we invest in Janus Overseas Fund for very specific reasons that have as much to do with our desired asset allocation targets as they do with its ability to generate potential returns. As the Portfolio's primary source of non-U.S. exposure, I feel it is critical that Janus Overseas Fund maintain a return profile that is more in synch with global markets than it is with the U.S., thereby providing the diversification necessary for the Portfolio to deliver on its intended asset allocation goals. This year, Janus Overseas Fund has proved up to that task.

Another holding that provided clear capitalization and geographical diversification benefits was Janus Contrarian Fund. I value Janus Contrarian Fund because it has an eclectic mix of stocks, has provided healthy returns and has proved a valuable complement to our other positions.

Meanwhile, our investments in larger-cap holdings such Janus Growth and Income Fund and Janus Twenty Fund made solid gains through most of the period. Nonetheless, an overweight position in energy stocks caused these Funds to perform somewhat below expectations in the third quarter.

Changes during the period included our decision to allocate some of the Portfolio to Janus Orion Fund, which I added early in the third quarter to help provide the Portfolio with exposure to stocks with growth potential. I think Janus Orion Fund has been successful under portfolio manager Ron Sachs, who has generated a one year total return of 22.58% as of October 31, 2006. In the third quarter, however, individual setbacks by stocks such as telecommunications services company NeuStar, commercial real estate information provider CoStar, and Internet play Yahoo! held back results. The fund performed very well in October, however, and we are confident that the recent addition of the fund to the Portfolio will pay substantial long-term dividends.

In addition to my decision to add Janus Orion Fund to the mix, I made other slight changes to the Portfolio. Acting in concert with Wilshire Associates, an institutional consultant that provides advice to us in the management of the Portfolio, I decided to make very slight changes to our exposure to the high-yield bond market, as well as to non-U.S. equities. I accomplished this by reducing our target exposure to both Janus High-Yield Fund and Janus Overseas Fund, while using the proceeds of those sales to fund the purchase of Janus Orion Fund.

I'd like to stress that these changes do not in any way represent a tactical move designed to capitalize on short-term trends in the market. Nor can they be extrapolated into a comment about my confidence in any of the underlying funds on Janus Smart Portfolio – Conservative's roster. Rather, these changes simply reflect incremental information about how the various asset classes represented in the Portfolio interact with one another, as well as quantitative and qualitative assessments on how we feel it is best to distribute your investment to achieve a proper level of diversification.

Small, incremental changes like these are likely to occur from time to time as we continually revisit our asset allocation and fund selection choices with the goal of providing the best possible returns that are consistent with the risk and asset allocation goals of the Portfolio.

As always, thank you for your investment in Janus Smart Portfolio – Conservative.

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund	46.8%
Janus Overseas Fund	9.6%
Janus Short-Term Bond Fund	8.9%
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	8.2%
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	8.2%
Janus Growth and Income Fund	5.0%
Janus Contrarian Fund	4.1%
Janus Orion Fund	3.1%
Janus Mercury Fund	3.1%
Janus High-Yield Fund	3.0%

Janus Smart Portfolio – Conservative At a Glance

Asset Allocation – (% of Net Assets)
As of October 31, 2006

Janus Smart Portfolios October 31, 2006 15

Janus Smart Portfolio – Conservative (unaudited)

Performance

Cumulative Total Return – for the period ended October 31, 2006

Since Inception*
Janus Smart Portfolio - Conservative	8.20%
S&P 500® Index	12.06%
Conservative Allocation Index	7.83%

Visit janus.com to view up-to-date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

* The Portfolio's inception date – December 30, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

An underlying fund's performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPO"s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com for more information about risk, portfolio holdings and details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds.

Janus Capital Management LLC has contractually agreed to waive the Portfolio's total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, total return would have been lower.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period (5/1/06-10/31/06)*
Actual	$1,000.00	$1,036.40	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	$0.92

*Expenses are equal to the annualized expense ratio of 0.18% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

16 Janus Smart Portfolios October 31, 2006

Janus Smart Portfolio – Conservative

Schedule of Investments (unaudited)

As of October 31, 2006

Shares		Value
Mutual Funds(1) - 100.0%
Equity Funds - 41.3%
117,406	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$1,606,122
140,504	Janus Adviser INTECH Risk-Managed Value Fund - I Shares*	1,594,719
46,331	Janus Contrarian Fund	808,012
25,965	Janus Growth and Income Fund	970,040
24,847	Janus Mercury Fund	601,058
64,339	Janus Orion Fund	610,582
43,888	Janus Overseas Fund	1,862,594
		8,053,127
Fixed-Income Funds - 58.7%
967,378	Janus Flexible Bond Fund	9,112,701
60,881	Janus High-Yield Fund	589,932
603,010	Janus Short-Term Bond Fund	1,736,669
		11,439,302
Total Investments (total cost $18,815,110) – 100.0%		19,492,429
Cash, Receivables and Other Assets, net of Liabilities – 0.0%		(3,659)
Net Assets – 100%		$19,488,770

(1) The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios October 31, 2006 17

Statements of Assets and Liabilities

As of October 31, 2006 (all numbers in thousands except net asset value per share)	Janus Smart Portfolio - Growth	Janus Smart Portfolio - Moderate	Janus Smart Portfolio - Conservative
Assets:
Investments at cost	$63,369	$49,206	$18,815
Investments at value	$66,795	$51,283	$19,492
Receivables:
Fund shares sold	390	146	108
Due from adviser	13	6	10
Other assets	50	73	44
Total Assets	67,248	51,508	19,654
Liabilities:
Payables:
Investments purchased	109	163	116
Fund shares repurchased	323	57	34
Advisory fees	3	2	1
Transfer agent fees and expenses	10	8	4
Non-interested Trustees' fees and expenses	6	6	6
Accrued expenses	3	6	4
Total Liabilities	454	242	165
Net Assets	$66,794	$51,266	$19,489
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$62,852	$48,722	$18,538
Undistributed net investment income/(loss)*	279	415	233
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	237	51	41
Unrealized appreciation/(depreciation) of investments and foreign currency translations	3,426	2,078	677
Total Net Assets	$66,794	$51,266	$19,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,889	4,643	1,801
Net Asset Value Per Share	$11.34	$11.04	$10.82

*  See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

18 Janus Smart Portfolios October 31, 2006

Statements of Operations

For the period ended October 31, 2006 (all numbers in thousands)	Janus Smart Portfolio - Growth(1)	Janus Smart Portfolio - Moderate(1)	Janus Smart Portfolio - Conservative(1)
Investment Income:
Dividends from affiliates	$348	$457	$247
Total Investment Income	348	457	247
Expenses:
Advisory fees	14	11	4
Transfer agent fees and expenses	55	39	21
Postage and mailing expenses	6	6	3
Professional fees	8	8	8
Non-interested Trustees' fees and expenses	8	7	7
Printing expenses	16	13	11
Legal expenses	4	4	4
Total Expenses	111	88	58
Expense and Fee Offset	(2)	(1)	(1)
Net Expenses	109	87	57
Less: Excess Expense Reimbursement	(40)	(45)	(43)
Net Expenses after Expense Reimbursement	69	42	14
Net Investment Income/(Loss)	279	415	233
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	237	51	41
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	3,426	2,078	677
Payment from affiliate	–	–	–
Net Gain/(Loss) on Investments	3,663	2,129	718
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,942	$2,544	$951

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

See Notes to Financial Statements.

Janus Smart Portfolios October 31, 2006 19

Statements of Changes in Net Assets

For the period ended October 31, 2006 (all numbers in thousands)	Janus Smart Portfolio - Growth 2006(1)	Janus Smart Portfolio - Moderate 2006(1)	Janus Smart Portfolio - Conservative 2006(1)
Operations:
Net investment income/(loss)	$279	$415	$233
Net realized gain/(loss) from investment transactions	237	51	41
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	3,426	2,078	677
Payment from affiliate	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,942	2,544	951
Dividends and Distributions to Shareholders:
Net investment income *	–	–	–
Net realized gain/(loss) from investment transactions*	–	–	–
Net Decrease from Dividends and Distributions	–	–	–
Capital Share Transactions:
Shares sold	71,396	55,258	22,867
Reinvested dividends and distributions	–	–	–
Shares repurchased	(8,544)	(6,536)	(4,329)
Net Increase/(Decrease) from Capital Share Transactions	62,852	48,722	18,538
Net Increase/(Decrease) in Net Assets	66,794	51,266	19,489
Net Assets:
Beginning of period	–	–	–
End of period	$66,794	$51,266	$19,489
Undistributed net investment income/(loss)*	$279	$415	$233

*  See Note 4 in Notes to Financial Statements.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

See Notes to Financial Statements.

20 Janus Smart Portfolios October 31, 2006

Financial Highlights

	Janus Smart Portfolio - Growth
For a share outstanding during the period ended October 31, 2006	2006(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05
Net gains/(losses) on securities (both realized and unrealized)	1.29
Total from Investment Operations	1.34
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.34
Total Return**	13.40%
Net Assets, End of Period (in thousands)	$66,794
Average Net Assets for the Period (in thousands)	$34,131
Ratio of Gross Expenses to Average Net Assets***(2)	0.25	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.98%
Portfolio Turnover Rate***	28%
	Janus Smart Portfolio - Moderate
For a share outstanding during the period ended October 31, 2006	2006(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09
Net gains/(losses) on securities (both realized and unrealized)	.95
Total from Investment Operations	1.04
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Payment from affiliate	–	(4)
Total Distributions and Other	–
Net Asset Value, End of Period	$11.04
Total Return**	10.40	%(5)
Net Assets, End of Period (in thousands)	$51,266
Average Net Assets for the Period (in thousands)	$25,078
Ratio of Gross Expenses to Average Net Assets***(2)	0.21	%(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.97%
Portfolio Turnover Rate***	16%

  *  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The ratio was 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(5)  During the fiscal period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  The ratio was 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

Janus Smart Portfolios October 31, 2006 21

Financial Highlights (continued)

	Janus Smart Portfolios - Conservative
For a share outstanding during the period ended October 31, 2006	2006(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.13
Net gains/(losses) on securities (both realized and unrealized)	0.69
Total from Investment Operations	0.82
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.82
Total Return**	8.20%
Net Assets, End of Period (in thousands)	$19,489
Average Net Assets for the Period (in thousands)	$9,992
Ratio of Gross Expenses to Average Net Assets***(2)	0.18	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.78%
Portfolio Turnover Rate***	20%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The ratio was 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

22 Janus Smart Portfolios October 31, 2006

Notes to Schedules of Investments

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE Index (12%).

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE Index (25%), the Lehman Brothers Aggregate Bond Index (20%) and the MSCI Emerging Markets (Free) Index (5%).

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets (Free) Index (2%).

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

* Non-income-producing security.

Janus Smart Portfolios October 31, 2006 23

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, (collectively the "Portfolios" and individually a "Portfolio") are series Portfolios. The Portfolios each operate as a "fund of funds," meaning substantially all of the Portfolios' assets will be invested in other Janus mutual funds (the "underlying funds"). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-one funds. Each of the Portfolios in this report is classified as diversified as defined in the 1940 Act. The Portfolios are no-load investments.

Underlying Funds

Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio - Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio - Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio - Conservative. A brief description of each of the underlying funds follows.

INVESTMENTS IN EQUITY SECURITIES

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index.

JANUS MERCURY FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity

24 Janus Smart Portfolios October 31, 2006

securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the Technology Team believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS FUNDAMENTAL EQUITY FUND seeks long-term growth of capital. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (a) domestic and foreign common stocks; (b) preferred stocks; (c) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (d) other securities with equity characteristics. The fund may invest in companies of any size.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.
JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies.

INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the fund's benchmark, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical process. The primary aim of the strategy is to outperform the fund's benchmark index.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical process.

Janus Smart Portfolios October 31, 2006 25

Notes to Financial Statements (continued)

JANUS MID CAP VALUE FUND - INVESTOR SHARES seeks capital appreciation. The fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly.

JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund normally invests at least 80% of its assets, determined at the time of purchase, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

INVESTMENTS IN FIXED-INCOME SECURITIES

JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. The fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

JANUS MONEY MARKET FUND - INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase

26 Janus Smart Portfolios October 31, 2006

agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

The Portfolios commenced operations on December 30, 2005. Janus Capital Management LLC ("Janus Capital") invested $125,000 of initial seed capital in each Portfolio on December 30, 2005. Janus Capital redeemed the initial seed capital of $125,000 on April 19, 2006.

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

A Portfolio's net asset value ("NAV") is calculated based upon the NAV of each underlying fund in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sale price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds that are traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds' Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the underlying money market fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities held by underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities held by the underlying funds may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts.

Expenses

Each Portfolio bears expenses incurred specifically on its behalf. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the underlying funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The underlying funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such

Janus Smart Portfolios October 31, 2006 27

Notes to Financial Statements (continued)

other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC and/or applicable laws. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral of the underlying funds in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities of the underlying funds that are denominated in U.S. dollars and 105% of the market value of the loaned securities of the underlying funds that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the underlying funds may be party to an interfund lending agreement between the underlying funds and other Janus Capital sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The underlying funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. Gains or losses arise from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract.

Forward currency contracts held by the underlying funds are fully collateralized by other securities. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the underlying fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying fund.

The underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying fund is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the underlying fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying fund, normally 15 to 45 days later. Beginning on the date the underlying fund enters into a TBA transaction, cash, U.S. Government securities or other

28 Janus Smart Portfolios October 31, 2006

liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Bank Loans

The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Fund may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR").

The underlying fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying fund utilizes an independent third party to value individual bank loans on a daily basis.

Futures Contracts

The underlying funds, except Janus Money Market Fund, may enter into futures contracts. The underlying funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, some of the underlying funds may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable. When a contract is closed, a realized gain or loss is recorded by the underlying funds equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities of the underlying funds are segregated as collateral for market value on futures contracts. Such collateral is in the possession of the underlying funds' custodian.

Options Contracts

The underlying funds, except Janus Money Market Fund, may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid by the underlying funds. Securities are segregated to cover outstanding written options.

The risk in writing a call option is that the underlying funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the underlying funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the underlying funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Janus Smart Portfolios October 31, 2006 29

Notes to Financial Statements (continued)

Short Sales

The underlying funds, with the exception of INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund and Janus Adviser INTECH Risk-Managed Value Fund, may engage in "short sales against the box." Short sales against the box involve selling either a security that the underlying funds own, or a security equivalent in kind and amount to the security sold short that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except INTECH Risk-Managed Stock Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Value Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Money Market Fund – Investor Shares, may also engage in "naked" short sales. Naked short sales involve an underlying fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, the underlying fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the underlying fund sold the security short and the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the underlying fund may recognize upon termination of a short sale.

Foreign Currency Translations

The underlying funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds' custodian sufficient to cover the purchase price.

Equity-Linked Structured Notes

The underlying funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or nonregistered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings

Certain underlying funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. The underlying funds may not experience similar performance as their assets grow.

Additional Investment Risk

Certain underlying funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities my be sensitive to economic changes, political changes or adverse developments specific to the issuer.

30 Janus Smart Portfolios October 31, 2006

Restricted Security Transactions

Restricted securities held by underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of an underlying fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends and net realized capital gains (if any) are generally declared and distributed annually. The majority of dividends and net realized capital gains distributions from a Portfolio may be automatically reinvested into additional shares of that Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and will also apply to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolios, and is not in a position at this time to estimate the significance of its impact, if any, on each Portfolios' financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin ("SAB") No. 108 "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 requires that public companies utilize a "dual approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management is currently assessing the impact of adopting SAB 108 on each Portfolio's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, established a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Companies will be required to disclose the extent to which fair value is used to measure assets and liabilities, the inputs used to develop the measurements, and the effect for fiscal years beginning after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 157 will have on each Portfolio's financial condition and results of operations.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.05%.

Janus Capital has agreed until at least March 1, 2007 to reimburse the Portfolios by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as "Excess Expense Reimbursement" on the Statement of Operations.

Portfolio	Expense Limit Fee %
Janus Smart Portfolio - Growth	0.24
Janus Smart Portfolio - Moderate	0.20
Janus Smart Portfolio - Conservative	0.17

Janus Smart Portfolios October 31, 2006 31

Notes to Financial Statements (continued)

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to any of the Portfolios, with the exceptions noted above, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the period ended October 31, 2006, total reimbursement by Janus Capital and the recoupment that may be potentially made to Janus Capital are indicated in the table below:

Portfolio	Reimbursement	Total Recoupment
Janus Smart Portfolio - Growth	$40,376	$40,376
Janus Smart Portfolio - Moderate	44,903	44,903
Janus Smart Portfolio - Conservative	43,035	43,035

The Portfolios' expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. The Portfolios could have employed the assets used by the transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. For transfer agency and other services, Janus Services receives a fee at an annual rate of 0.05% of the Portfolio's total net assets. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (''Wilshire''), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset based fee.

Effective January 1, 2006, the Board of Trustees adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Plan. No deferred fees were paid to any Trustee under the Plan during the period ended October 31, 2006.

During the period ended October 31, 2006, Janus Services reimbursed Janus Smart Portfolio - Moderate $222 as a result of dilutions caused by incorrectly processed shareholder activity.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer. Effective January 1, 2006, the Portfolios began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Portfolios. Total compensation of $116,048 was paid by the Trust. The Portfolios' portion is reported as part of "Other Expenses" on the Statement of Operations.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Smart Portfolio - Growth(1)	$71,253,892	$8,121,034	$–	$–
Janus Smart Portfolio - Moderate(1)	52,465,340	3,310,407	–	–
Janus Smart Portfolio - Conservative(1)	20,424,933	1,650,644	–	–

(1)  Period from December 30, 2005 (inception date) through October 31, 2006.

32 Janus Smart Portfolios October 31, 2006

4. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Net Tax Appreciation/ (Depreciation)
Janus Smart Portfolio - Growth	$571,920	$–	$–	$3,369,953
Janus Smart Portfolio - Moderate	497,016	–	–	2,046,364
Janus Smart Portfolio - Conservative	279,374	–	–	671,861

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2006 are noted below.

The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Portfolio	Unrealized Cost	Unrealized Appreciation	(Depreciation)
Janus Smart Portfolio - Growth	$63,425,440	$3,447,874	$(77,921)
Janus Smart Portfolio - Moderate	49,236,795	2,130,257	(83,893)
Janus Smart Portfolio - Conservative	18,820,568	687,734	(15,873)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the period ended October 31, 2006	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Smart Portfolio - Growth	$–	$–	$–	$–
Janus Smart Portfolio - Moderate	–	–	–	–
Janus Smart Portfolio - Conservative	–	–	–	–

5. CAPITAL SHARE TRANSACTIONS

For the period ended October 31, 2006 (all numbers are in thousands)	Janus Smart Portfolio - Growth 2006(1)	Janus Smart Portfolio - Moderate 2006(1)	Janus Smart Portfolio - Conservative 2006(1)
Transactions in Portfolio Shares
Shares sold	6,692	5,267	2,219
Reinvested dividends and distributions	–	–	–
Shares repurchased	(803)	(624)	(418)
Net Increase(Decrease) in Portfolio Shares	5,889	4,643	1,801
Shares Outstanding, Beginning of Period	–	–	–
Shares Outstanding, End of Period	5,889	4,643	1,801

(1) Period from December 30, 2005 (inception date) through October 31, 2006.

Janus Smart Portfolios October 31, 2006 33

Notes to Financial Statements (continued)

6. AFFILIATED FUND OF FUNDS TRANSACTIONS

The Portfolios invest in certain mutual funds within the Janus family of funds. While each Portfolio can invest in any or all of the underlying funds, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. All of the realized gain/(loss) recognized by the Portfolios is derived from affiliates. Portfolio's investment in any of the underlying funds may exceed 25% of such Portfolio's total assets. In such instances, the financial statements for the underlying fund may be obtained on the underlying fund's website at www.janus.com. During the period ended October 31, the Portfolios recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/06
Janus Smart Portfolio - Growth
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	659,735	$8,745,594	(18)	$(236)	$(4)	$–	$9,024,925
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	790,505	8,394,155	(22)	(223)	9	–	8,971,975
Janus Flexible Bond Fund	1,229,858	11,495,102	(60,673)	(575,510)	(13,676)	176,710	11,013,722
Janus Growth and Income Fund	173,597	6,470,280	(5)	(184)	2	47,906	6,485,408
Janus High-Yield Fund	306,364	2,936,491	(103,170)	(987,348)	(1,046)	123,397	1,968,954
Janus Mercury Fund	252,805	5,940,558	(59,696)	(1,423,146)	(57,312)	–	4,671,314
Janus Orion Fund	357,275	3,184,991	–	–	–	–	3,390,539
Janus Overseas Fund	416,460	15,511,257	(42,892)	(1,435,453)	231,740	–	15,854,218
Janus Research Fund	210,020	2,566,471	(210,020)	(2,566,471)	94,487	–	–
Janus Twenty Fund	120,039	6,008,994	(17,746)	(895,940)	(17,676)	–	5,414,338
		$71,253,893		$(7,884,511)	$236,524	$348,013	$66,795,393
	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/06
Janus Smart Portfolio - Moderate
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	416,455	$5,504,419	–	$–	$–	$–	$5,697,111
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	459,140	4,869,799	(5,481)	(54,995)	4,205	–	5,149,026
Janus Flexible Bond Fund	1,705,414	15,928,225	–	–	–	303,525	16,065,003
Janus Growth and Income Fund	164,890	6,124,898	(16,905)	(630,228)	(9,313)	43,335	5,528,720
Janus High-Yield Fund	235,362	2,254,757	(77,967)	(746,340)	(978)	69,010	1,525,156
Janus Mercury Fund	100,111	2,340,986	(14,622)	(348,577)	(14,037)	–	2,068,001
Janus Orion Fund	166,119	1,480,407	–	–	–	–	1,576,467
Janus Overseas Fund	221,864	8,278,658	(7,873)	(259,248)	46,784	–	9,081,758
Janus Research Fund	72,503	887,942	(72,503)	(887,942)	30,675	–	–
Janus Short-Term Bond Fund	865,957	2,484,937	–	–	–	41,333	2,493,957
Janus Twenty Fund	46,218	2,310,312	(6,582)	(332,154)	(6,414)	–	2,097,960
		$52,465,340		$(3,259,484)	$50,922	$457,203	$51,283,159

34 Janus Smart Portfolios October 31, 2006

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/06
Janus Smart Portfolio - Conservative
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	117,407	$1,538,558	–	$–	$–	$–	$1,606,122
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	140,504	1,480,422	–	–	–	–	1,594,719
Janus Contrarian Fund	56,789	912,330	(10,458)	(163,338)	7,762	–	808,012
Janus Flexible Bond Fund	968,066	9,021,126	(687)	(6,511)	(14)	180,308	9,112,701
Janus Growth and Income Fund	25,965	956,440	–	–	–	7,080	970,040
Janus High-Yield Fund	95,510	912,864	(34,629)	(331,696)	(641)	27,295	589,932
Janus Mercury Fund	38,870	897,412	(14,022)	(334,387)	(13,558)	–	601,058
Janus Orion Fund	64,340	570,935	–	–	–	–	610,582
Janus Overseas Fund	50,431	1,851,412	(6,543)	(219,542)	34,780	–	1,862,594
Janus Research Fund	25,149	306,800	(25,149)	(306,801)	11,835	–	–
Janus Short-Term Bond Fund	689,264	1,976,635	(86,254)	(247,549)	656	32,652	1,736,669
		$20,424,934		$(1,609,824)	$40,820	$247,335	$19,492,429

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. Motions to dismiss the two actions brought by JCGI shareholders (actions (iv) and (v) described above) are fully briefed and pending before the district court.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations. The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. No further proceedings are currently scheduled.

Janus Smart Portfolios October 31, 2006 35

Notes to Financial Statements (continued)

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U. S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

36 Janus Smart Portfolios October 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative (three of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the period then ended, the changes in each of their net assets for the period indicated, and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, transfer agent and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
December 11, 2006

Janus Smart Portfolios October 31, 2006 37

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Portfolios' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

38 Janus Smart Portfolios October 31, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets.

Janus Smart Portfolios October 31, 2006 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios' net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect a Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the average shareholder account size and the frequency of dividend payments.

The Portfolios' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by changes in the target allocation. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

40 Janus Smart Portfolios October 31, 2006

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolios designated the following for the year ended October 31, 2006:

Dividends Received Deduction Percentage

Portfolio
Janus Smart Portfolio - Growth	100%
Janus Smart Portfolio - Moderate	100%
Janus Smart Portfolio - Conservative	100%

Qualified Dividend Income Percentage

Portfolio
Janus Smart Portfolio - Growth	100%
Janus Smart Portfolio - Moderate	100%
Janus Smart Portfolio - Conservative	100%

Janus Smart Portfolios October 31, 2006 41

Trustees and Officers (unaudited)

The Portfolios' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, the three registered investment companies consist of 68 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.

Trustees

Name, Age and Address	Positions Held with Portfolios	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 63	Chairman Trustee	3/04-Present 2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	68	*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 50	Trustee	11/05-Present	Partner of Tango Group, a private investment firm (since 1999).	68		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 49	Trustee	6/02-Present	Private Investor. Formerly, Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	68		Director of the F.B. Heron Foundation (a private grantmaking foundation).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 68	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	68		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (industrial distributor) and W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

*Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 22 funds. Including Janus Capital Funds and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

42 Janus Smart Portfolios October 31, 2006

(unaudited)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolios	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	68	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 62	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	68	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 68	Trustee	8/69-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	68	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 59	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett Worldwide (advertising agency) (2001-2005).	68	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 69	Trustee	6/69-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of the Janus Foundation.	68	N/A

*The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Smart Portfolios October 31, 2006 43

Trustees and Officers (unaudited)

Officers

Name, Age and Address	Positions Held with Portfolios	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Daniel Scherman 151 Detroit Street Denver, CO 80206 Age 45	Executive Vice President and Portfolio Manager Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus Smart Portfolio - Conservative	12/05-Present	Vice President and Director of Risk Management and Performance for Janus Capital. Formerly, Senior Quantitative Analyst and Portfolio Manager (2001-2005).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 36	Chief Legal Counsel and Secretary Vice President	1/06 - Present 3/06-Present	Assistant Vice President of Janus Capital, Janus Distributors LLC and Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 41	General Counsel President and Chief Executive Officer	4/04-Present 1/06-Present	President of Janus Services LLC; Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Senior Vice President and General Counsel (2004-2006), Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 49	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 44	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 Janus Smart Portfolios October 31, 2006

Notes

Janus Smart Portfolios October 31, 2006 45

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (12/06)

C-1206-8  111-02-106 12-06

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2006	$773,854	$7,725	$147,157	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

2005	$692,680	$10,895	$159,068	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Rees” were billed for amounts related to initial fund registration, synthetic performance review, and proxy statement review.

The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, and tax advice and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers

2006	$123,160	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

2005	$100,888	$12,195	$62,714

Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination. The above “Tax Fees” were billed for amounts related to tax advice related to requests for ruling or technical advice from taxing authorities. “All Other Fees” were billed for amounts related to the due diligence related to market timing allegations, interfund lending program and proxy statement review.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)(1)

2006	$0	$0	$0	$0

2005	$0	$124,000	$0	$124,000

(1)   The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 -	Controls and Procedures

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits

(a)(1)                    Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)                    Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)                                 A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange  Act  of 1934 and  the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Investment Fund (Principal
Executive Officer)

Date: December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following persons on behalf of the Registrant and in the capacities  and on the dates indicated.

By:	/s/ Kelley Abbott Howes,
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Investment Fund (Principal
Executive Officer)

Date: December 22, 2006

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund (Principal Accounting
Officer and Principal Financial Officer)

Date: December 22, 2006